Registration No. 2-93177

File No. 811-04108

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                                [X]

Pre-Effective Amendment No.                                                                                                               [ ]

Post-Effective Amendment No. 76                                                                                                          [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           [X]

Amendment No. 71

Oppenheimer Variable Account Funds

(Exact Name of Registrant as Specified in Charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (303) 768-3200

Arthur S. Gabinet, Esq.

OFI Global Asset Management, Inc.

225 Liberty Street

New York, New York 10281-1008

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

 [ ] immediately upon filing pursuant to paragraph (b)

[X] on April 30, 2015 pursuant to paragraph (b)

[ ] 60 days after filing pursuant to paragraph (a)(1)

[ ] on _____________ pursuant to paragraph (a)(1)

[ ] 75 days after filing pursuant to paragraph (a)(2)

[ ] on _____________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

OPPENHEIMER
Capital Appreciation Fund/VA
A series of Oppenheimer Variable Account Funds

Prospectus dated April 30, 2015

Share Classes:
Non-Service Shares
Service Shares

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Oppenheimer Capital Appreciation Fund/VA is a mutual fund that seeks capital appreciation. It invests primarily in common stocks of "growth" companies.

Shares of the Fund are sold only as an underlying investment for variable life insurance policies, variable annuity contracts and other insurance company separate accounts. A prospectus for the insurance product you have selected accompanies this prospectus and explains how to select shares of the Fund as an investment under that insurance product, and which share class or classes you are eligible to purchase.

This prospectus contains important information about the Fund's objective, investment policies, strategies and risks. Please read this prospectus (and your insurance product prospectus) carefully before you invest and keep them for future reference about your account.

Contents

THE FUND SUMMARY
3	Investment Objective
3	Fees and Expenses of the Fund
3	Principal Investment Strategies
3	Principal Risks
4	The Fund's Past Performance
4	Investment Adviser
4	Portfolio Manager
4	Purchase and Sale of Fund Shares
5	Taxes
5	Payments to Broker-Dealers and Other Financial Intermediaries
MORE ABOUT THE FUND
6	About the Fund's Investments
9	How the Fund is Managed
MORE ABOUT YOUR INVESTMENT
11	How to Buy and Sell Shares
14	Dividends, Capital Gains and Taxes
14	Financial Highlights
To Summary Prospectus

THE FUND SUMMARY

Investment Objective. The Fund seeks capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. The accompanying prospectus of the participating insurance company provides information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product. The fees and expenses of those products are not charged by the Fund and are not reflected in this table. Expenses would be higher if those fees were included.

Shareholder Fees
(fees paid directly from your investment)	Non-Service	Service
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)	Non-Service	Service
Management Fees	0.68%	0.68%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.12%	0.12%
Total Annual Fund Operating Expenses	0.80%	1.05%

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows, whether or not you redeemed your shares:

	1 Year	3 Years	5 Years	10 Years
Non-Service	$82	$256	$446	$994
Service	$108	$336	$582	$1,289

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategies. The Fund mainly invests in common stocks of "growth companies." Growth companies are companies whose earnings and stock prices are expected to increase at a faster rate than the overall market. These may be newer companies or established companies of any capitalization range that the portfolio manager believes may appreciate in value over the long term. Currently, the Fund primarily focuses on established companies that are similar in size to companies in the S&P 500 Index or the Russell 1000 Growth Index. The Fund primarily invests in securities of U.S. issuers but may also invest in foreign securities. The portfolio manager looks for growth companies with stock prices that he believes are reasonable in relation to overall stock market valuations. In seeking broad diversification of the Fund's portfolio among industries and market sectors, the portfolio manager focuses on a number of factors that may vary in particular cases and over time. Currently, the portfolio manager looks for:

■

companies in business areas that have above-average growth potential,

■

companies with growth rates that the portfolio manager believes are sustainable over time,

■

stocks with reasonable valuations relative to their growth potential.

The Fund may sell the stocks of companies that the portfolio manager believes no longer meet the above criteria, but is not required to do so.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Risks of Investing in Stock. The value of a Fund's portfolio may be affected by changes in the stock markets. Stock markets may experience significant short-term volatility and may fall sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual stocks generally do not all move in the same direction at the same time. For example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen. A variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry.

3	Oppenheimer Capital Appreciation Fund/VA

To the extent that securities of a particular type are emphasized, for example foreign stocks, stocks of small- or mid-cap companies, growth or value stocks, or stocks of companies in a particular industry, fund share values may fluctuate more in response to events affecting the market for those types of securities.

    Industry and Sector Focus. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of stocks of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in response to events affecting that industry or sector. To some extent that risk may be limited by the Fund's policy of not concentrating its investments in any one industry.

Risks of Growth Investing. If a growth company's earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price. Growth stocks may also be more volatile than other securities because of investor speculation.

Who Is The Fund Designed For? The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies, for investors seeking capital appreciation. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund focusing on stocks. Because of its focus on long-term growth, the Fund may be more appropriate for investors with longer-term investment goals. The Fund is not designed for investors needing an assured level of current income. The Fund is not a complete investment program and may not be appropriate for all investors. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's Non-Service Shares performance from calendar year to calendar year and by showing how the Fund's average annual returns for the periods of time shown in the table compare with those of a broad measure of market performance. Charges imposed by the insurance accounts that invest in the Fund are not included and the returns would be lower if they were. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website at:
https://www.oppenheimerfunds.com/fund/CapitalAppreciationFundVA

During the period shown, the highest return before taxes for a calendar quarter was 19.10% (2nd Qtr 09) and the lowest return before taxes for a calendar quarter was -27.73% (4th Qtr 08).

The following table shows the average annual total returns before taxes for each class of the Fund's shares.

Average Annual Total Returns for the periods ended December 31, 2014
	1 Year	5 Years	10 Years
Non-Service Shares (inception 4/3/85)	15.41%	13.07%	6.54%
Service Shares (inception 9/18/01)	15.13%	12.79%	6.28%
S&P 500 Index	13.69%	15.45%	7.67%
(reflects no deduction for fees, expenses or taxes)
Russell 1000 Growth Index	13.05%	15.81%	8.49%
(reflects no deduction for fees, expenses or taxes)

Investment Adviser. OFI Global Asset Management, Inc. (the "Manager") is the Fund's investment adviser.  OppenheimerFunds, Inc. (the "Sub-Adviser") is its sub-adviser.

Portfolio Manager. Michael Kotlarz has been portfolio manager and Vice President of the Fund since June 2012.

Purchase and Sale of Fund Shares. Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. You may only submit instructions for buying or selling shares of the

4	Oppenheimer Capital Appreciation Fund/VA

Fund to your insurance company or its servicing agent, not directly to the Fund or its Transfer Agent. The accompanying prospectus of the participating insurance company provides information about how to select the Fund as an investment option.

Taxes. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, any dividends and capital gains distributions will be taxable to the participating insurance company, if at all. However, those payments may affect the tax basis of certain types of distributions from those accounts. Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

Payments to Broker-Dealers and Other Financial Intermediaries. The Fund, the Sub-Adviser, or their related companies may make payments to financial intermediaries, including to insurance companies that offer shares of the Fund as an investment option. These payments for the sale of Fund shares and related services may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

5	Oppenheimer Capital Appreciation Fund/VA

MORE ABOUT THE FUND

About the Fund's Investments

The allocation of the Fund's portfolio among different types of investments will vary over time and the Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains additional information about the Fund's investment policies and risks.

The Fund's Principal Investment Strategies and Risks. The following strategies and types of investments are the ones that the Fund considers to be the most important in seeking to achieve its investment objective and the following risks are those the Fund expects its portfolio to be subject to as a whole.

Common Stock. Common stock represents an ownership interest in a company. It ranks below preferred stock and debt securities in claims for dividends and in claims for assets of the issuer in a liquidation or bankruptcy. Common stocks may be exchange-traded or over-the-counter securities. Over-the-counter securities may be less liquid than exchange-traded securities.

The value of a Fund's portfolio may be affected by changes in the stock markets. Stocks and other equity securities fluctuate in price in response to changes to equity markets in general. Stock markets may experience significant short-term volatility and may fall sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual stocks generally do not all move in the same direction at the same time. For example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen. A variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry. To the extent that securities of a particular type are emphasized, for example foreign stocks, stocks of small- or mid-sized companies, growth or value stocks, or stocks of companies in a particular industry, its share value may fluctuate more in response to events affecting the market for those types of securities.

Growth Investing. Growth companies are companies whose earnings and stock prices are expected to grow at a faster rate than the overall market. Growth companies can be new companies or established companies that may be entering a growth cycle in their business. Their anticipated growth may come from developing new products or services or from expanding into new or growing markets. Growth companies may be applying new technologies, new or improved distribution methods or new business models that could enable them to capture an important or dominant market position. They may have a special area of expertise or the ability to take advantage of changes in demographic or other factors in a more profitable way. Although newer growth companies may not pay any dividends for some time, their stocks may be valued because of their potential for price increases.

     Risks of Growth Investing. If a growth company's earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price. Growth stocks may also be more volatile than other securities because of investor speculation.

Other Investment Strategies and Risks. The Fund can also use the investment techniques and strategies described below. The Fund might not use all of these techniques or strategies or might only use them from time to time.

Diversification and Concentration. The Fund is a diversified fund. It attempts to reduce its exposure to the risks of individual securities by diversifying its investments across a broad number of different issuers. The Fund will not concentrate its investments in issuers in any one industry. At times, however, the Fund may emphasize investments in some industries or sectors more than others. The prices of securities of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in response to events affecting that industry or sector. The Securities and Exchange Commission has taken the position that investment of more than 25% of a fund's total assets in issuers in the same industry constitutes concentration in that industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies; however, securities issued by any one foreign government are considered to be part of a single "industry."

Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Fund's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act of 1940 that apply to publicly-sold mutual funds.

Failure by the Fund to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Fund's investment decisions in a way that could reduce its performance.

Investing in Small- and Mid-Sized Companies . The Fund currently focuses on securities of issuers with large capitalizations. They may pay higher dividends than small-and mid-cap companies and their stock prices have tended to be less volatile than securities of smaller issuers.

6	Oppenheimer Capital Appreciation Fund/VA

However, the Fund can buy stocks of issuers in all capitalization ranges. At times the Sub-Adviser might increase the relative emphasis of securities of issuers in a particular capitalization range if the Sub-Adviser believes they offer greater opportunities for total return.

Other Equity Securities. In addition to common stocks, the Fund can invest in other equity or "equity equivalents" securities such as preferred stocks, convertible securities, rights or warrants.

■

Preferred stock has a set dividend rate and ranks ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. The dividends on preferred stock may be cumulative (they remain a liability of the company until paid) or non-cumulative. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. If prevailing interest rates rise, the fixed dividend on preferred stock may be less attractive, which may cause the price of preferred stock to decline.

■

Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and can be more volatile than the price of the underlying securities. If the market price of the underlying security does not exceed the exercise price during the life of the warrant, the warrant will expire worthless and any amount paid for the warrant will be lost. The market for warrants may be very limited and it may be difficult to sell a warrant promptly at an acceptable price. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

■

A convertible security can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. Some convertible debt securities may be considered "equity equivalents" because of the feature that makes them convertible into common stock. Convertible securities may offer the Fund the ability to participate in stock market movements while also seeking some current income. Convertible securities may provide more income than common stock but they generally provide less income than comparable non-convertible debt securities. Convertible securities are subject to credit and interest rate risk, however credit ratings of convertible securities generally have less impact on the value of the securities than they do for non-convertible debt securities.

Risks of Foreign Investing. Securities traded in foreign markets often involve special risks not present in U.S. investments that can increase the chances the Fund will lose money. Additional information regarding certain of the risks associated with foreign investing is provided below.

■

Foreign Market Risk. If there are fewer investors in a particular foreign market, securities traded in that market may be less liquid and more volatile than U.S. securities and more difficult to price. Foreign markets may also be subject to delays in the settlement of transactions and difficulties in pricing securities. If the Fund is delayed in settling a purchase or sale transaction, it may not receive any return on the invested assets or it may lose money if the value of the security declines. It may also be more expensive for the Fund to buy or sell securities in certain foreign markets than in the United States, which may increase the Fund's expense ratio.

■

Foreign Economy Risk. Foreign economies may be more vulnerable to political or economic changes than the U.S. economy. They may be more concentrated in particular industries or may rely on particular resources or trading partners to a greater extent. Certain foreign economies may be adversely affected by shortages of investment capital or by high rates of inflation. Changes in economic or monetary policy in the U.S. or abroad may also have a greater impact on the economies of certain foreign countries.

■

Foreign Governmental and Regulatory Risks. Foreign companies may not be subject to the same accounting and disclosure requirements as U.S. companies. As a result there may be less accurate information available regarding a foreign company's operations and financial condition. Foreign companies may be subject to capital controls, nationalization, or confiscatory taxes. There may be less government regulation of foreign issuers, exchanges and brokers than in the United States. Some countries also have restrictions that limit foreign ownership and may impose penalties for increases in the value of the Fund's investment. The value of the Fund's foreign investments may be affected if it experiences difficulties in enforcing legal judgments in foreign courts.

■

Foreign Currency Risk. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. If the U.S. dollar rises in value against a foreign currency, a security denominated in that currency will be worth less in U.S. dollars and if the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency will be worth more in U.S. dollars. The dollar value of foreign investments may also be affected by exchange controls. Foreign currency exchange transactions may impose additional costs on the Fund. The Fund can also invest in derivative instruments linked to foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of derivatives linked to that foreign currency. The Sub-Adviser's selection of foreign currency denominated investments may not perform as expected. Currency derivative investments may be particularly volatile and subject to greater risks than other types of foreign-currency denominated investments.

■

Foreign Custody Risk. There may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. There may also be an increased risk of loss of portfolio securities.

■

Time Zone Arbitrage. If the Fund invests a significant amount of its assets in foreign securities, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the New York Stock Exchange that day, when the Fund's net asset value is calculated. If such time zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Fund's use of "fair value pricing" under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Sub-Adviser and the Board believe to be their fair value, may help deter those activities.

■

Globalization Risks. The growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the United States or abroad, or a slowdown in the U.S. economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries.

7	Oppenheimer Capital Appreciation Fund/VA

■

Regional Focus. At times, the Fund might increase the relative emphasis of its investments in a particular region of the world. Securities of issuers in a region might be affected by changes in economic conditions or by changes in government regulations, availability of basic resources or supplies, or other events that affect that region more than others. If the Fund has a greater emphasis on investments in a particular region, it may be subject to greater risks from adverse events that occur in that region than a fund that invests in a different region or that is more geographically diversified. Political, social or economic disruptions in the region may adversely affect the values of the Fund's holdings.

Derivative Investments. The Fund can invest in "derivative" instruments. A derivative is an instrument whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency.  Derivatives may allow the Fund to increase or decrease its exposure to certain markets or risks.

The Fund may use derivatives to seek to increase its investment return or for hedging purposes. The Fund is not required to use derivatives in seeking its investment objective or for hedging and might not do so.

       Options, futures, options on futures, and forward contracts are some of the derivatives that the Fund may use. The Fund may also use other types of derivatives that are consistent with its investment strategies or hedging purposes.

Hedging. Hedging transactions are intended to reduce the risks of securities in the Fund's portfolio. If the Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, however, the hedge might be unsuccessful or could reduce the Fund's return or create a loss.

     Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. The underlying security, obligor or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. For some derivatives, it is possible to lose more than the amount invested in the derivative investment. In addition, some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and may increase portfolio turnover. Derivatives are subject to credit risk, since the Fund may lose money on a derivative investment if the issuer or counterparty fails to pay the amount due. As a result of these risks, the Fund could realize little or no income or lose money from the investment, or the use of a derivative for hedging might be unsuccessful.

In addition, under financial reform legislation currently being implemented, certain over-the-counter derivatives, including certain interest rate swaps and certain credit default swaps, are (or soon will be) required to be executed on a regulated market and/or cleared through a clearinghouse, which may result in increased margin requirements and costs for the Fund. It is unclear how these regulatory changes will affect counterparty risk, and entering into a derivative transaction that is cleared may entail further risks and costs, including the counterparty risk of the clearinghouse and the futures commission merchant through which the Fund accesses the clearinghouse.

Illiquid and Restricted Securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as "illiquid" securities. Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their resale are referred to as "restricted securities." Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.

     The Fund will not invest more than 15% of its net assets in illiquid securities. The Fund's holdings of illiquid securities are monitored on an ongoing basis to determine whether to sell any of those securities to maintain adequate liquidity.

Conflicts of Interest. The investment activities of the Manager, the Sub-Adviser and their affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager, the Sub-Adviser or their affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another fund or account holding investment positions that are adverse to the Fund's investment strategies or activities. Other funds or accounts advised by the Manager, the Sub-Adviser or their affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the Fund's investment strategies may be adversely affected. The Fund's investment performance will usually differ from the performance of other accounts advised by the Manager, the Sub-Adviser or their affiliates and the Fund may experience losses during periods in which other accounts they advise achieve gains. The Manager and the Sub-Adviser have adopted policies and procedures designed to address potential identified conflicts of interest, however, such policies and procedures may also limit the Fund's investment activities and affect its performance.

The Fund offers its shares to separate accounts of different insurance companies, as an investment for their variable annuity contracts, variable life insurance policies and other investment products. While the Fund does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Fund through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

Investments in Oppenheimer Institutional Money Market Fund. The Fund can invest its free cash balances in Class E shares of Oppenheimer Institutional Money Market Fund to provide liquidity or for defensive purposes. The Fund invests in Oppenheimer Institutional Money Market Fund, rather than purchasing individual short-term investments, to seek a higher yield than it could obtain on its own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, and is part of the Oppenheimer family of funds. It invests in a variety of short- term, high-quality, dollar-denominated money market instruments issued by the U.S. government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to the Fund directly. At the time of an investment, the Fund cannot always predict what the yield of the Oppenheimer Institutional Money Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As a shareholder, the Fund will be subject to its proportional share of the expenses of Oppenheimer Institutional Money Market Fund's Class E

8	Oppenheimer Capital Appreciation Fund/VA

shares, including its advisory fee. However, the Manager will waive a portion of the Fund's advisory fee to the extent of the Fund's share of the advisory fee paid to the Manager by Oppenheimer Institutional Money Market Fund.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its total assets in investments that may be inconsistent with the Fund's principal investment strategies. Generally, the Fund would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments in which Oppenheimer Institutional Money Market Fund invests or in other short-term U.S. government securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests in these securities, it might not achieve its investment objective.

Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Fund may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. The Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during past fiscal years.

Changes To The Fund's Investment Policies. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares, however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund's investment objective is not a fundamental policy. Investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

Portfolio Holdings. The Fund's portfolio holdings are included in its semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Schedule of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund's first and third fiscal quarters. Therefore, the Fund's portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters. In addition, the Fund's portfolio holdings information, as of the end of each calendar month, may be posted and available on the Fund's website no sooner than 30 days after the end of each calendar month.

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

How the Fund is Managed

THE MANAGER AND THE SUB-ADVISER. OFI Global Asset Management, Inc., the Manager, is a wholly-owned subsidiary of OppenheimerFunds, Inc. The Manager oversees the Fund's investments and its business operations. OppenheimerFunds, Inc., the Sub-Adviser, chooses the Fund's investments and provides related advisory services. The Manager carries out its duties, subject to the policies established by the Fund's Board, under an investment advisory agreement with the Fund that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business. The Sub-Adviser has a sub-advisory agreement with the Manager and is paid by the Manager.

The Manager has been an investment adviser since 2012. The Sub-Adviser has been an investment adviser since 1960. The Manager and the Sub-Adviser are located at 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fees.  Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million, and 0.58% of average annual net assets over $1 billion, calculated on the daily net assets of the Fund. Under the sub-advisory agreement, the Manager pays the Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers) that it receives from the Fund as compensation for the provision of the investment advisory services. The Fund's advisory fee for the fiscal year ended December 31, 2014 was 0.68% of average annual net assets, before any applicable waivers.

After discussions with the Fund's Board, the Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund's investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund's business) to annual rates of 0.80% for Non-Service Shares and 1.05% for Service Shares as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may be amended or withdrawn at any time without prior notice to shareholders.

The Manager has also voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investments in funds managed by the Manager or its affiliates. During the fiscal year ended December 31, 2014, those indirect expenses were less than 0.01% of average annual net assets and are therefore not shown in the Annual Fund Operating Expenses table earlier in this prospectus.

The Fund's annual operating expenses may vary in future years. A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory arrangements is available in the Fund's Annual Report to shareholders for the period ended December 31, 2014.

9	Oppenheimer Capital Appreciation Fund/VA

Porfolio Manager. The Fund's portfolio is managed by Michael Kotlarz, who is primarily responsible for the day-to-day management of the Fund's investments. Mr. Kotlarz has been a portfolio manager and Vice President of the Fund since June 2012.

Mr. Kotlarz has been a Vice President of the Sub-Adviser since March 2008. He was a Senior Research Analyst of the Sub-Adviser from March 2008 to May 2013. Prior to joining the Sub-Adviser, he was a Managing Director of Equity Research at Ark Asset Management from March 2000 to March 2008. Mr. Kotlarz is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

     The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.

10	Oppenheimer Capital Appreciation Fund/VA

MORE ABOUT YOUR INVESTMENT

How to Buy and Sell Shares

You may only submit instructions for buying or selling shares of the Fund to your insurance company or its servicing agent, not directly to the Fund or its Transfer Agent. Information about your investment in the Fund can only be obtained from your participating insurance company or its servicing agent. The Fund's Transfer Agent does not hold or have access to those records.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund currently offers two different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices. The Service Shares are subject to a distribution and service plan. The expenses of that plan are described below. The Non-Service Shares are not subject to a service and distribution plan.

THE PRICE OF FUND SHARES. Fund shares are sold to participating insurance companies, and are redeemed, at their net asset value per share. The net asset value that applies to a purchase order is the next one calculated after the insurance company (as the Fund's designated agent to receive purchase orders) receives the order from its contract owner, in proper form. Fund shares are redeemed at the next net asset value calculated after the insurance company (as the Fund's designated agent to receive purchase orders) receives the order from its contract owner, in proper form. The Fund's Transfer Agent generally must receive the purchase or redemption order from the insurance company by 9:30 a.m. Eastern Time on the next regular business day.

The Fund does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Fund shares are purchased, they are described in the accompanying prospectus of the participating insurance company. The participating insurance company's prospectus may also include information regarding the time you must submit your purchase and redemption orders.

The sale and redemption price for Fund shares will change from day to day because the value of the securities in its portfolio and its expenses fluctuate. The redemption price will normally differ for different classes of shares. The redemption price of your shares may be more or less than their original cost.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the New York Stock Exchange (NYSE), on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern Time, but may close earlier on some days.

The Fund determines the net assets of each class of shares by subtracting the class-specific expenses and the amount of the Fund's liabilities attributable to the share class from the market value of the Fund's securities and other assets attributable to the share class. The Fund's "other assets" might include, for example, cash and interest or dividends from its portfolio securities that have been accrued but not yet collected. The Fund's securities are valued primarily on the basis of current market quotations.

The net asset value per share for each share class is determined by dividing the net assets of the class by the number of outstanding shares of that class. The current net asset value per share of the Fund is available on our website at www.oppenheimerfunds.com.

       Fair Value Pricing. If market quotations are not readily available or (in the Sub-Adviser's judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset value is calculated that day, an event occurs that the Sub-Adviser learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Board believes would more accurately reflect the security's fair value.

In determining whether current market prices are readily available and reliable, the Sub-Adviser monitors the information it receives in the ordinary course of its investment management responsibilities. It seeks to identify significant events that it believes, in good faith, will affect the market prices of the securities held by the Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster).

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Sub-Adviser's "Valuation Committee." Those determinations may include consideration of recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. Fair value determinations by the Sub-Adviser are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined.

The Fund's use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its net asset value per share.

     Pricing Foreign Securities. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market movements, may occur during that time that could potentially affect the values of foreign securities held by the Fund.

The Sub-Adviser believes that foreign securities values may be affected by volatility that occurs in U.S. markets after the close of foreign securities markets. The Sub-Adviser's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

11	Oppenheimer Capital Appreciation Fund/VA

How Can You Buy Fund Shares? Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Fund as an investment option. That prospectus will indicate which share class you may be eligible to purchase.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund's best interest to do so.

How Can You Redeem Fund Shares? Only the participating insurance companies that hold Fund shares in their separate accounts can place orders to redeem shares. Contract holders and policy holders should not directly contact the Fund or its transfer agent to request a redemption of Fund shares. The Fund normally sends payment by Federal Funds wire to the insurance company's account on the next business day after the Fund receives the order (and no later than seven days after the Fund's receipt of the order). Under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

Redemptions "In-Kind." Shares may be "redeemed in-kind" under certain circumstances (such as redemptions of substantial amounts of shares by shareholders that have consented to such in kind redemptions). That means that the redemption proceeds will be paid to the participating insurance companies in securities from the Fund's portfolio. If the Fund redeems shares in-kind, the insurance company accounts may bear transaction costs and will bear market risks until such securities are converted into cash.

Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent, in its discretion, may waive certain of the requirements for redemptions stated in this prospectus.

Frequent Purchase and Redemption Limitations

The Board has adopted a policy to discourage and seek to limit or eliminate frequent purchases or redemptions of shares of the Fund by shareholders or authorized broker-dealer representatives of shareholders, in order to prevent the negative impacts, if any, that this activity may impose on other shareholders of the Fund. Negative impacts may include, without limitation, interference with portfolio management, increased taxes on portfolio securities, diminishment of Fund performance due to the need to sell portfolio securities at less favorable prices, increases in portfolio and administrative transaction costs resulting from large volumes of frequent purchase or redemption activity, and the possible dilution of Fund yields as a result of such activity. In addition, a Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of that Fund's portfolio securities and the determination of the Fund's net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for Funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "Fair Value Pricing" above.

There is no guarantee that this policy, described below, will be sufficient to identify and prevent all frequent purchases or redemptions that may have negative impacts to the Fund. In addition, the implementation of the Fund's policy involves judgments that are inherently subjective and involve some selectivity in their application. The Fund, however, seeks to make judgments that are consistent with the interests of the Fund's shareholders. No matter how the Fund defines frequent purchases or redemptions, other purchases and sales of Fund shares may have adverse effects on the management of the Fund's portfolio and its performance. Additionally, due to the complexity and subjectivity involved in identifying certain frequent trading and the volume of Fund shareholder transactions, there can be no guarantee that the Fund will be able to identify violations of the policy or to reduce or eliminate all detrimental effects of frequent purchases or redemptions.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to the Fund or its long-term shareholders.

The Fund does not offer an exchange privilege.

Right to Refuse Any Purchase Orders. The Fund may refuse, or cancel as permitted by law, any purchase order in its discretion for any reason at any time, and is not obligated to provide notice before rejecting or canceling an order.

Right to Terminate or Suspend Account Privileges. The Fund may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policy described in this prospectus. As part of the Fund's policy to detect and deter frequent purchases and redemptions, the Fund may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control. The Fund may send a written warning to a shareholder that it believes may be engaging in disruptive or excessive trading activity; however, the Fund reserves the right to suspend or terminate the ability to purchase shares, with or without warning, for any account that the Fund determines, in the exercise of its discretion, has engaged in such trading activity.

Monitoring the Policy. The Fund does not have the ability to directly monitor trading activity in the accounts of policy or contract owners ("contract owner accounts") within the participating insurance companies' accounts. Participating insurance companies will generally enter into written agreements which require the participating insurance company to provide underlying shareholder or account data at the Fund's reasonable request. The Fund's ability to monitor and deter excessive short-term trading in insurance company accounts ultimately depends on the capability and diligence of each participating insurance company, under its agreement with the Fund, in monitoring and controlling the trading activity of the policy or contract owners in the insurance company's accounts. Overall purchase and redemption activity in contract owner accounts will be monitored to identify patterns that may suggest frequent trading by the underlying owners. Participating insurance companies will be permitted to apply the Fund's policy or their own frequent trading policy if the latter is more restrictive. In cases where a participating insurance company's more restrictive policy is applied, the Fund will rely on the participating insurance company to monitor frequent trading activity in accordance with its policy. The Fund may request individual

12	Oppenheimer Capital Appreciation Fund/VA

account or transaction information, and based on the information and data it receives, will apply its policy to review transactions that may constitute frequent purchase or exchange activity. The Fund may prohibit, in its sole discretion, purchases of Fund shares by a participating insurance company or by some or all of its clients.

You should refer to the prospectus for your insurance company variable annuity contract for specific information about the insurance company's policies. Under certain circumstances, policy or contract owners may be required to transmit purchase or redemption orders only by first class U.S. mail.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan for Service Shares to pay the Distributor for distribution related services, personal services and account maintenance for those shares. Under the Plan, the Fund pays the Distributor quarterly at an annual rate of up to 0.25% of the daily net assets of the Fund's Service Shares. Because these fees are paid out of the Fund's assets on an on-going basis, over time they will increase the operating expenses of the Service Shares and may cost you more than other types of fees or sales charges. As a result, the Service Shares may have lower performance compared to the Fund's shares that are not subject to a service fee.

     Use of Plan Fees: The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product for providing personal services and account maintenance for variable contract owners that hold Service Shares.

Payments to Financial Intermediaries and Service Providers. The Sub-Adviser and/or the Distributor, Transfer Agent and/or Sub-Transfer Agent, at their discretion, may also make payments to brokers-dealers, other financial intermediaries, including the insurance companies that offer the Fund as an investment option, or to service providers for some or all of the following services- distribution, promotional and marketing support, shareholder servicing, operational and recordkeeping, sub-accounting, networking or administrative services.

Those payments for distribution or promotional and marketing support are made out of the Sub-Adviser's and/or the Distributor's own resources and/or assets, including from the revenues or profits derived from the advisory fees the Sub-Adviser receives from the Fund. Those payments, which may be substantial, are paid to many financial intermediaries having business relationships with the Sub-Adviser, and/or the Distributor, and are in addition to any payments made pursuant to an applicable 12b-1 plan and are separate from any commissions the Distributor pays to these firms out of the sales charges paid by investors or transfer agency fees paid by the Fund to the Transfer Agent.

Payments made by the Sub-Adviser, and/or the Distributor, the Transfer Agent and Sub-Transfer Agent from their own resources are not reflected in the tables in the "Fees and Expenses of the Fund" section of this prospectus because they are not paid by the Fund.

The financial intermediaries that may receive those payments include broker-dealers and other financial intermediaries that offer and sell Fund shares to their clients, provide shareholder services to the Fund, provide promotional and marketing services and/or operational and recordkeeping, networking or sub-accounting services to the Sub-Adviser, Distributor, the Transfer Agent and Sub-Transfer Agent, and receive compensation for those activities. The financial intermediaries that may receive payments include broker dealers, financial advisors, registered investment advisers, sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee-based programs, sponsors of college and retirement savings programs, banks, trust companies, retirement plan or qualified tuition program administrators, third party administrators and other financial intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses and asset retention items, paid by the Sub-Adviser or the Distributor, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that financial intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that financial intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give a financial intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the financial intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the financial intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Sub-Adviser or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA")) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Sub-Adviser or Distributor does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the financial intermediary, sales of Fund shares, the redemption rates on accounts of clients of the financial intermediary or overall asset levels of Oppenheimer funds held for or by clients of the financial intermediary, the willingness of the financial intermediary to allow the Distributor to provide educational and training support for the financial intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the financial intermediary's sales system, as well as the overall quality of the services provided by the financial intermediary and the Sub-Adviser or Distributor's relationship with the financial intermediary. The Sub-Adviser and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Sub-Adviser or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Sub-Adviser and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

13	Oppenheimer Capital Appreciation Fund/VA

Payments may also be made by the Transfer Agent or Sub-Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided, such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, operational and recordkeeping and other administrative services. Financial intermediaries that may receive these fees for providing services may include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, broker-dealers, and insurance companies that offer variable annuity or variable life insurance products, and other financial intermediaries. These fees may be used by the financial intermediary to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

The Statement of Additional Information contains more information about revenue sharing and operational and recordkeeping, networking and sub-accounting payments made by the Sub-Adviser, Distributor, Transfer Agent or Sub-Transfer Agent. Your broker-dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Sub-Adviser, Distributor, Transfer Agent or Sub-Transfer Agent, or any other fees or expenses it charges.

Dividends, Capital Gains and Taxes

DIVIDENDS AND DISTRIBUTIONS. The Fund intends to declare and pay dividends annually from any net investment income. The Fund may also realize capital gains on the sale of portfolio securities, in which case it will make distributions of any net short-term capital gains and it may make distributions out of any net long-term capital gains annually. The Fund may also make supplemental distributions of dividends and capital gains following the end of its fiscal year. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or capital gains distributions in a particular year.

Dividends and distributions are paid separately for each share class. Because of the higher expenses on Service Shares, the dividends and capital gains distributions paid on those shares will generally be lower than for other Fund shares.

Receiving Dividends and Distributions. Any dividends and capital gains distributions will be automatically reinvested in additional Fund shares for the account of the participating insurance company, unless the insurance company elects to have dividends or distributions paid in cash.

TAXES. For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying variable contract prospectus of your participating insurance company. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, any dividends from net investment income and distributions of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company. However, those payments may affect the tax basis of certain types of distributions from those accounts.

The Fund has qualified and intends to qualify each year to be taxed as a regulated investment company under the Internal Revenue Code by satisfying certain income, asset diversification and income distribution requirements, but might not so qualify. In each year that it qualifies as a regulated investment company, the Fund will not be subject to federal income taxes on its income that it distributes to shareholders.

This information is only a summary of certain Federal income tax information about your investment. You are encouraged to consult your tax adviser about the effect of an investment in the Fund on your particular tax situation and about any changes to the Internal Revenue Code that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent registered public accounting firm. KPMG LLP's report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

14	Oppenheimer Capital Appreciation Fund/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$57.88	$45.06	$39.75	$40.35	$36.94
Income (loss) from investment operations:
Net investment income[2]	0.09	0.23	0.42	0.23	0.11
Net realized and unrealized gain (loss)	8.64	13.09	5.18	(0.69)	3.36
Total from investment operations	8.73	13.32	5.60	(0.46)	3.47
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.27)	(0.50)	(0.29)	(0.14)	(0.06)
Distributions from net realized gain	(1.47)	0.00	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(1.74)	(0.50)	(0.29)	(0.14)	(0.06)
Net asset value, end of period	$64.87	$57.88	$45.06	$39.75	$40.35

Total Return, at Net Asset Value[3]	15.41%	29.74%	14.12%	(1.15)%	9.42%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$616,862	$626,907	$573,684	$637,868	$771,086
Average net assets (in thousands)	$614,272	$595,912	$600,121	$713,770	$976,242
Ratios to average net assets:[4]
Net investment income	0.15%	0.44%	0.95%	0.57%	0.31%
Total expenses[5]	0.80%	0.81%	0.81%	0.80%	0.79%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%	0.80%	0.79%
Portfolio turnover rate	61%	77%	28%	27%	58%

1.	December 30, 2011 represents the last business day of the Fund's reporting period.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.
5.	Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	0.80%
Year Ended December 31, 2013	0.81%
Year Ended December 31, 2012	0.81%
Year Ended December 30, 2011	0.80%
Year Ended December 31, 2010	0.79%

15	Oppenheimer Capital Appreciation Fund/VA

FINANCIAL HIGHLIGHTS

Service Shares	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$57.37	$44.66	$39.40	$39.99	$36.64
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.06)	0.10	0.31	0.13	0.02
Net realized and unrealized gain (loss)	8.57	12.98	5.12	(0.68)	3.33
Total from investment operations	8.51	13.08	5.43	(0.55)	3.35
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)	(0.37)	(0.17)	(0.04)	0.00
Distributions from net realized gain	(1.47)	0.00	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(1.58)	(0.37)	(0.17)	(0.04)	(0.00)
Net asset value, end of period	$64.30	$57.37	$44.66	$39.40	$39.99

Total Return, at Net Asset Value[3]	15.13%	29.43%	13.81%	(1.37)%	9.15%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$337,318	$364,214	$366,664	$375,330	$423,989
Average net assets (in thousands)	$343,254	$367,615	$382,196	$407,413	$427,640
Ratios to average net assets:[4]
Net investment income (loss)	(0.10)%	0.20%	0.71%	0.32%	0.06%
Total expenses[5]	1.05%	1.06%	1.06%	1.05%	1.04%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.05%	1.05%	1.04%
Portfolio turnover rate	61%	77%	28%	27%	58%

1.	December 30, 2011 represents the last business day of the Fund's reporting period.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.
5.	Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	1.05%
Year Ended December 31, 2013	1.06%
Year Ended December 31, 2012	1.06%
Year Ended December 30, 2011	1.05%
Year Ended December 31, 2010	1.04%

16	Oppenheimer Capital Appreciation Fund/VA

INFORMATION AND SERVICES

STATEMENT OF ADDITIONAL INFORMATION AND ANNUAL AND SEMI-ANNUAL REPORTS. The Fund's Statement of Additional Information and Annual and Semi-Annual Reports to shareholders provide additional information about the Fund's investments. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information and audited financial statements included in its most recent Annual Report dated December 31, 2014, including the notes thereto and report of the independent registered public accounting firm thereon, are incorporated by reference into (are legally considered part of) this prospectus.

How to Request More Information

You can request the above documents, the notice explaining the Fund's privacy policy, and other information about the Fund, without charge, by:

Telephone:	Call OppenheimerFunds Services toll-free: 1.800.988.8287
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use the following address for courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No.: 811-04108 SP0610.001.0415

OPPENHEIMER
Conservative Balanced Fund/VA*
A series of Oppenheimer Variable Account Funds
*Prior to April 30, 2015, the Fund was named "Oppenheimer Capital Income Fund/VA."

Prospectus dated April 30, 2015

Share Classes:
Non-Service Shares
Service Shares

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Oppenheimer Conservative Balanced Fund/VA is a mutual fund that seeks total return. It invests in both equity and debt securities.

Shares of the Fund are sold only as an underlying investment for variable life insurance policies, variable annuity contracts and other insurance company separate accounts. A prospectus for the insurance product you have selected accompanies this prospectus and explains how to select shares of the Fund as an investment under that insurance product, and which share class or classes you are eligible to purchase.

This prospectus contains important information about the Fund's objective, investment policies, strategies and risks. Please read this prospectus (and your insurance product prospectus) carefully before you invest and keep them for future reference about your account.

Contents

THE FUND SUMMARY
3	Investment Objective
3	Fees and Expenses of the Fund
3	Principal Investment Strategies
4	Principal Risks
6	The Fund's Past Performance
6	Investment Adviser
6	Portfolio Managers
6	Purchase and Sale of Fund Shares
7	Taxes
7	Payments to Broker-Dealers and Other Financial Intermediaries
MORE ABOUT THE FUND
8	About the Fund's Investments
16	How the Fund is Managed
MORE ABOUT YOUR INVESTMENT
18	How to Buy and Sell Shares
21	Dividends, Capital Gains and Taxes
21	Financial Highlights
To Summary Prospectus

THE FUND SUMMARY

Investment Objective. The Fund seeks total return.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. The accompanying prospectus of the participating insurance company provides information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product. The fees and expenses of those products are not charged by the Fund and are not reflected in this table. Expenses would be higher if those fees were included.

Shareholder Fees
(fees paid directly from your investment)	Non-Service	Service
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)	Non-Service	Service
Management Fees	0.74%	0.74%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.16%	0.16%
Total Annual Fund Operating Expenses	0.90%	1.15%
Fee Waiver and/or Expense Reimbursement*	(0.23)%	(0.23)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.67%	0.92%

* After discussions with the Fund's Board, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) to annual rates of 0.67% for Non-Service Shares and 0.92% for Service Shares as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows, whether or not you redeemed your shares:

	1 Year	3 Years	5 Years	10 Years
Non-Service	$69	$265	$478	$1,091
Service	$94	$344	$614	$1,385

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 98% of the average value of its portfolio.

Principal Investment Strategies. The Fund invests in both equity and debt securities of domestic and foreign issuers in different capitalization ranges and in developed or developing countries. Under normal market conditions, the Fund invests at least 65% of its total assets in equity and debt securities that are expected to generate income, of which at least 25% of the Fund's assets will be invested in fixed income securities and at least 25% of the Fund's assets will be invested in equity securities. The percentages of equity and debt securities the Fund holds may vary from time to time. There is no limit on the Fund's investments in foreign securities.

Equity Securities. In selecting equity securities, the portfolio managers use both fundamental research and quantitative models to identify investment opportunities. While the process may change over time or vary in particular cases, in general the selection process currently:

■

aims to maintain broad diversification across all major economic sectors;

■

uses quantitative models, including sector specific factors, to rank securities within each economic sector;

■

uses a fundamental approach to analyze issuers based on factors such as a company's financial performance, competitive strength, industry position, business practices and management; and

■

considers market trends, current industry outlooks and general economic conditions.

Debt Securities. The portfolio managers look for high current yields and typically search for corporate and government debt securities that offer: attractive relative value, more income than U.S. treasury obligations, a balance of risk and return, high income potential and portfolio diversification.

The Fund's debt securities may be rated by a nationally recognized statistical rating organization or may be unrated. The Fund can invest up to 25% of its total assets below investment grade securities, also referred to as "junk bonds," but cannot invest more than 10% of its assets in below investment grade non-convertible securities. "Investment grade" securities are rated in one of the top four rating categories.

3	Oppenheimer Conservative Balanced Fund/VA

Derivative Securities. The Fund may also use derivative instruments to seek income or to try to manage investment risks, including: options, futures, swaps, "structured" notes, mortgage-related securities and equity-linked debt securities.

The Fund may sell securities that no longer meet the above criteria.

The Fund's holdings may at times differ significantly from the weightings of the indices comprising its reference index (the "Reference Index"). The Fund's Reference Index is a customized weighted index currently comprised of the following underlying broad-based security indices: 65% of the Barclays U.S. Aggregate Bond Index and 35% of the Russell 3000 Index. The Fund is not managed to be invested in the same percentages as those indices comprising the Reference Index.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Risks of Investing in Stock. The value of a Fund's portfolio may be affected by changes in the stock markets. Stock markets may experience significant short-term volatility and may fall sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual stocks generally do not all move in the same direction at the same time. For example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen. A variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry. To the extent that securities of a particular type are emphasized, for example foreign stocks, stocks of small- or mid-cap companies, growth or value stocks, or stocks of companies in a particular industry, fund share values may fluctuate more in response to events affecting the market for those types of securities.

Risks of Other Equity Securities. Most convertible securities are subject to the risks and price fluctuations of the underlying stock. They may be subject to the risk that the issuer will not be able to pay interest or dividends when due and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. Some convertible preferred stocks have a conversion or call feature that allows the issuer to redeem the stock before the conversion date, which could diminish the potential for capital appreciation on the investment. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. If interest rates rise, the value of preferred stock having a fixed dividend rate tends to fall. Preferred stock generally ranks behind debt securities in claims for dividends and assets of the issuer in a liquidation or bankruptcy. The price of a warrant does not necessarily move parallel to the price of the underlying security and is generally more volatile than that of the underlying security. Rights are similar to warrants, but normally have a shorter duration. The market for rights or warrants may be very limited and it may be difficult to sell them promptly at an acceptable price. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Risks of Investing in Debt Securities. Debt securities may be subject to interest rate risk, duration risk, credit risk, credit spread risk, extension risk, reinvestment risk, prepayment risk and event risk. Interest rate risk is the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise; and when prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may be worth less than the amount the Fund paid for them. When interest rates change, the values of longer-term debt securities usually change more than the values of shorter-term debt securities. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows. Duration risk is the risk that longer-duration debt securities will be more volatile and more likely to decline in price in a rising interest rate environment than shorter-duration debt securities. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or repay principal, the Fund's income or share value might be reduced. Adverse news about an issuer or a downgrade in an issuer's credit rating, for any reason, can also reduce the market value of the issuer's securities. "Credit spread" is the difference in yield between securities that is due to differences in their credit quality. There is a risk that credit spreads may increase when the market expects lower-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of the Fund's lower-rated and unrated securities. Some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that the Fund might have difficulty selling them promptly at an acceptable price. Extension risk is the risk that an increase in interest rates could cause principal payments on a debt security to be repaid at a slower rate than expected. Extension risk is particularly prevalent for a callable security where an increase in interest rates could result in the issuer of that security choosing not to redeem the security as anticipated on the security's call date. Such a decision by the issuer could have the effect of lengthening the debt security's expected maturity, making it more vulnerable to interest rate risk and reducing its market value. Reinvestment risk is the risk that when interest rates fall the Fund may be required to reinvest the proceeds from a security's sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than non-callable bonds. Prepayment risk is the risk that the issuer may redeem the security prior to the expected maturity or that borrowers may repay the loans that underlie these securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to the expected maturity. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Event risk is the risk that an issuer could be subject to an event, such as a buyout or debt restructuring, that interferes with its ability to make timely interest and principal payments and cause the value of its debt securities to fall.

Fixed-Income Market Risks. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices at which they are carried on the Fund's books and could experience a loss. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds' prices, particularly for lower-rated and unrated securities. An unexpected increase in redemptions by Fund shareholders-which may be triggered by general market turmoil or an increase in interest rates-could cause the Fund to sell its holdings at a loss or at undesirable prices.

4	Oppenheimer Conservative Balanced Fund/VA

Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns may impact the market price or value of those debt securities and may cause increased volatility in those debt securities or debt securities markets. Under some circumstances, as was the case during the latter half of 2008 and early 2009, those concerns may cause reduced liquidity in certain debt securities markets, reducing the willingness of some lenders to extend credit, and making it more difficult for borrowers to obtain financing on attractive terms (or at all). A lack of liquidity or other adverse credit market conditions may hamper the Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

     Risks of Below-Investment-Grade Securities. Below-investment-grade debt securities (also referred to as "junk" bonds), whether rated or unrated, may be subject to greater price fluctuations than investment-grade securities, increased credit risk and a greater risk that the issuer might not be able to pay interest and principal when due, especially during times of weakening economic conditions or rising interest rates. The market for below-investment-grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

     Because the Fund can invest up to 25% of its assets in below-investment-grade securities, the Fund's credit risks are greater than those of funds that buy only investment-grade securities. This restriction is applied at the time of purchase and the Fund may continue to hold a security whose credit rating has been downgraded or, in the case of an unrated security, after the Fund's Sub-Adviser has changed its assessment of the security's credit quality. As a result, credit rating downgrades or other market fluctuations may cause the Fund's holdings of below-investment-grade securities to exceed, at times significantly, this restriction for an extended period of time. Credit rating downgrades of a single issuer or related similar issuers whose securities the Fund holds in significant amounts could substantially and unexpectedly increase the Fund's exposure to below-investment-grade securities and the risks associated with them, especially liquidity and default risk.  If the Fund has more than 25% of its total assets invested in below-investment-grade securities, the Sub-Adviser will not purchase additional below-investment-grade securities until the level of holdings in those securities no longer exceeds the restriction.

Risks of Mortgage-Related Securities. The Fund can buy interests in pools of residential or commercial mortgages in the form of "pass-through" mortgage securities. They may be issued or guaranteed by the U.S. government, or its agencies and instrumentalities, or by private issuers. Mortgage-related securities issued by private issuers are not U.S. government securities, and are subject to greater credit risks than mortgage-related securities that are U.S. government securities. Private-issuer mortgage-backed securities are also subject to interest rate risk, and the market for private-issuer mortgage-backed securities may be volatile at times and may be less liquid than the markets for other types of securities. In addition, a substantial portion of the Fund's assets may be subject to "forward roll" transactions (also referred to as "mortgage dollar rolls") at any given time, which subject the Fund to the risk that market value of the mortgage-related securities involved might decline, and that the counterparty might default in its obligations.

Asset-Backed Securities Risk. The Fund can buy asset-backed securities, which are fractional interests in pools of loans and are collateralized by the loans, other assets or receivables. They are typically issued by trusts and special purpose corporations that pass the income from the underlying pool to the purchasers. These securities are subject to the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool, and to interest rate and prepayment risks.

Risks of Foreign Investing. Foreign securities are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those securities. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund's net assets may change on days when you will not be able to purchase or redeem the Fund's shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to only limited or no regulatory oversight.

     Risks of Developing and Emerging Markets. Investments in developing and emerging markets are subject to all the risks associated with foreign investing, which may be greater for such investments. Developing or emerging market countries may have less well-developed securities markets and exchanges that may be substantially less liquid than those of more developed markets. Settlement procedures in developing or emerging markets may differ from those of more established securities markets, and settlement delays may result in the inability to invest assets or to dispose of portfolio securities in a timely manner. Securities prices in developing or emerging markets may be significantly more volatile than is the case in more developed nations of the world, and governments of developing or emerging market countries may also be more unstable than the governments of more developed countries. Such countries' economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Developing or emerging market countries also may be subject to social, political or economic instability. The value of developing or emerging market countries' currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company's assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures, and practices such as share blocking. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in securities of issuers in developing or emerging market countries may be considered speculative.

5	Oppenheimer Conservative Balanced Fund/VA

Risks of Small- and Mid-Cap Companies. The stock prices of small- and mid-cap companies may be more volatile and their securities may be more difficult to sell than those of larger companies. They may not have established markets, may have fewer customers and product lines, may have unseasoned management or less management depth and may have more limited access to financial resources. Smaller companies may not pay dividends or provide capital gains for some time, if at all.

Risks of Derivative Investments. Derivatives may involve significant risks. Derivatives may be more volatile than other types of investments, may require the payment of premiums, may increase portfolio turnover, may be illiquid, and may not perform as expected. Derivatives are subject to counterparty risk and the Fund may lose money on a derivative investment if the issuer or counterparty fails to pay the amount due. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. As a result of these risks, the Fund could realize little or no income or lose money from its investment, or a hedge might be unsuccessful. In addition, under new rules enacted and currently being implemented under financial reform legislation, certain over-the-counter derivatives are (or soon will be) required to be executed on a regulated market and/or cleared through a clearinghouse. It is unclear how these regulatory changes will affect counterparty risk, and entering into a derivative transaction with a clearinghouse may entail further risks and costs.

Who Is the Fund Designed For? The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies. The Fund is designed primarily for investors seeking total return. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund that has substantial investments in equity securities. Although the Fund seeks total return, it is not designed for investors needing an assured level of current income. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's Non-Service Shares performance from year to year and by showing how the Fund's average annual returns for the periods of time shown in the table, compare with those of broad measures of market performance and those of the Reference Index, which has characteristics of those markets in which the Fund can invest. Charges imposed by the insurance accounts that invest in the Fund are not included and the returns would be lower if they were. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website at:
https://www.oppenheimerfunds.com/fund/ConservativeBalancedFundVA

During the period shown, the highest return before taxes for a calendar quarter was 14.27% (2nd Qtr 09) and the lowest return before taxes for a calendar quarter was -30.11% (4th Qtr 08).

The following table shows the average annual total returns before taxes for each class of the Fund's shares.

Average Annual Total Returns for the periods ended December 31, 2014
	1 Year	5 Years	10 Years
Non-Service Shares (inception 02/09/87)	8.20%	9.36%	2.59%
Service Shares (inception 05/01/02)	8.02%	9.10%	2.34%
Russell 3000 Index	12.56%	15.63%	7.94%
(reflects no deduction for fees, expenses or taxes)
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.71%
(reflects no deduction for fees, expenses or taxes)
Reference Index	8.43%	8.64%	6.43%
(reflects no deduction for fees, expenses or taxes)

Investment Adviser. OFI Global Asset Management, Inc. (the "Manager") is the Fund's investment adviser.  OppenheimerFunds, Inc. (the "Sub-Adviser") is its sub-adviser.

Portfolio Managers. Krishna Memani and Magnus Krantz are co-portfolio managers of the Fund. Mr. Memani has been a portfolio manager of the Fund since April 2009 and Vice President of the Fund since March 2009. Mr. Krantz has been a portfolio manager and Vice President of the Fund since April 2013.

Purchase and Sale of Fund Shares. Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. You may only submit instructions for buying or selling shares of the

6	Oppenheimer Conservative Balanced Fund/VA

Fund to your insurance company or its servicing agent, not directly to the Fund or its Transfer Agent. The accompanying prospectus of the participating insurance company provides information about how to select the Fund as an investment option.

Taxes. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, any dividends and capital gains distributions will be taxable to the participating insurance company, if at all. However, those payments may affect the tax basis of certain types of distributions from those accounts. Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

Payments to Broker-Dealers and Other Financial Intermediaries. The Fund, the Sub-Adviser, or their related companies may make payments to financial intermediaries, including to insurance companies that offer shares of the Fund as an investment option. These payments for the sale of Fund shares and related services may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

7	Oppenheimer Conservative Balanced Fund/VA

MORE ABOUT THE FUND

About the Fund's Investments

The allocation of the Fund's portfolio among different types of investments will vary over time and the Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains additional information about the Fund's investment policies and risks.

The Fund's Principal Investment Strategies and Risks. The following strategies and types of investments are the ones that the Fund considers to be the most important in seeking to achieve its investment objective and the following risks are those the Fund expects its portfolio to be subject to as a whole.

Common Stock. Common stock represents an ownership interest in a company. It ranks below preferred stock and debt securities in claims for dividends and in claims for assets of the issuer in a liquidation or bankruptcy. Common stocks may be exchange-traded or over-the-counter securities. Over-the-counter securities may be less liquid than exchange-traded securities.

The value of a Fund's portfolio may be affected by changes in the stock markets. Stocks and other equity securities fluctuate in price in response to changes to equity markets in general. Stock markets may experience significant short-term volatility and may fall sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual stocks generally do not all move in the same direction at the same time. For example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen. A variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry. To the extent that securities of a particular type are emphasized, for example foreign stocks, stocks of small- or mid-sized companies, growth or value stocks, or stocks of companies in a particular industry, its share value may fluctuate more in response to events affecting the market for those types of securities.

Preferred Stock.

Preferred stock has a set dividend rate and ranks ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. The dividends on preferred stock may be cumulative (they remain a liability of the company until paid) or non-cumulative. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. When interest rates rise, the value of preferred stock having a fixed dividend rate tends to fall.

Convertible Securities. The Fund may also buy securities convertible into common stock. A convertible security is one that can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible securities offer the Fund the ability to participate in stock market movements while also seeking some current income. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. The right to dividends payments on a company's preferred stock is usually subordinate to the rights of its debt securities. Preferred stock dividends may be cumulative (they remain a liability of the company until paid) or non-cumulative. Most convertible securities will vary, to some extent, with changes in the price of the underlying common stock and are therefore subject to the risks of that stock. The investment adviser considers some convertible securities to be "equity equivalents" because of the significant impact of their conversion feature on the prices of those securities. In addition, convertible securities may be subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. Some convertible preferred stocks have a mandatory conversion feature or a call feature that allows the issuer to redeem the stock on or prior to a mandatory conversion date. Those features could diminish the potential for capital appreciation on the investment.

Rights and Warrants. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and can be more volatile than the price of the underlying securities. If the market price of the underlying security does not exceed the exercise price during the life of the warrant, the warrant will expire worthless and any amount paid for the warrant will be lost. The market for warrants may be very limited and it may be difficult to sell a warrant promptly at an acceptable price. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Small- and Mid-Cap Companies. Small- and mid-cap companies may be either established or newer companies, including "unseasoned" companies that have been in operation for less than three years. While smaller companies might offer greater opportunities for gain than larger companies, they also may involve greater risk of loss. They may be more sensitive to changes in a company's earnings expectations and may experience more abrupt and erratic price movements. Smaller companies' securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small- and mid-cap companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small- and mid-cap companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Smaller companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the

8	Oppenheimer Conservative Balanced Fund/VA

business. Securities of small, unseasoned companies may be particularly volatile, especially in the short term, and may have very limited liquidity in a declining market. It may take a substantial period of time to realize a gain on an investment in a small- or mid-cap company, if any gain is realized at all.

The Fund measures the market capitalization of an issuer at the time of investment. Because the relative sizes of companies change over time as the stock market changes, the Fund's definition of what is a "small-cap," "mid-cap" or "large-cap" company may change over time as well. After the Fund buys the stock of an individual company, that company may expand or contract and no longer fall within the designated capitalization range. Although the Fund is not required to sell the stock of companies whose market capitalizations have grown or decreased beyond the Fund's capitalization-range definition, it might sell some of those holdings to try to adjust the dollar-weighted median capitalization of its portfolio. That might cause the Fund to realize capital gains on an investment and could increase taxable distributions to shareholders.

When the Fund invests in smaller company stocks that might trade infrequently, investors might seek to trade fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as "price arbitrage"). If such price arbitrage were successful, it might interfere with the efficient management of the Fund's portfolio and the Fund may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of fund shares held by other shareholders.

Debt Securities. The Fund may invest in debt securities, including securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, or foreign sovereigns, and foreign and domestic corporate bonds, notes and debentures. The Fund may select debt securities for their income possibilities or to help cushion fluctuations in the value of its portfolio. Debt securities may be subject to the following risks:

■

Interest Rate Risk. Interest rate risk is the risk that rising interest rates, or an expectation of rising interest rates in the near future, will cause the values of the Fund's investments in debt securities to decline. The values of debt securities usually change when prevailing interest rates change. When interest rates rise, the values of outstanding debt securities generally fall, and those securities may sell at a discount from their face amount. When interest rates rise, the decrease in values of outstanding debt securities may not be offset by higher income from new investments. When interest rates fall, the values of already-issued debt securities generally rise. However, when interest rates fall, the Fund's investments in new securities may be at lower yields and may reduce the Fund's income. The values of longer-term debt securities usually change more than the values of shorter-term debt securities when interest rates change; thus, interest rate risk is usually greater for securities with longer maturities or durations. "Zero-coupon" or "stripped" securities may be particularly sensitive to interest rate changes. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows. Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks.

■

Duration Risk. Duration risk is the risk that longer-duration debt securities are more likely to decline in price than shorter-duration debt securities, in a rising interest-rate environment. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. "Effective duration" attempts to measure the expected percentage change in the value of a bond or portfolio resulting from a change in prevailing interest rates. The change in the value of a bond or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond's value to decline about 3% while a 1% decrease in general interest rates would be expected to cause the bond's value to increase 3%. The duration of a debt security may be equal to or shorter than the full maturity of a debt security.

■

Credit Risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. U.S. government securities generally have lower credit risks than securities issued by private issuers or certain foreign governments. If an issuer fails to pay interest, the Fund's income might be reduced, and if an issuer fails to repay principal, the value of the security might fall and the Fund could lose the amount of its investment in the security. The extent of this risk varies based on the terms of the particular security and the financial condition of the issuer. A downgrade in an issuer's credit rating or other adverse news about an issuer, for any reason, can reduce the market value of that issuer's securities.

■

Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects lower-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of the Fund's lower-rated and unrated securities. Some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that the Fund might have difficulty selling them promptly at an acceptable price.

■

Extension Risk. Extension risk is the risk that, if interest rates rise rapidly, repayments of principal on certain debt securities may occur at a slower rate than expected, and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply. Extension risk is particularly prevalent for a callable security where an increase in interest rates could result in the issuer of that security choosing not to redeem the security as anticipated on the security's call date. Such a decision by the issuer could have the effect of lengthening the debt security's expected maturity, making it more vulnerable to interest rate risk and reducing its market value.

■

Reinvestment Risk. Reinvestment risk is the risk that when interest rates fall, the Fund may be required to reinvest the proceeds from a security's sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than non-callable bonds.

9	Oppenheimer Conservative Balanced Fund/VA

■

Prepayment Risk. Certain fixed-income securities (in particular mortgage-related securities) are subject to the risk of unanticipated prepayment. Prepayment risk is the risk that, when interest rates fall, the issuer will redeem the security prior to the security's expected maturity, or that borrowers will repay the loans that underlie these fixed-income securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to expected maturity. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security's price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.

■

Event Risk. If an issuer of debt securities is the subject of a buyout, debt restructuring, merger or recapitalization that increases its debt load, it could interfere with its ability to make timely payments of interest and principal and cause the value of its debt securities to fall.

Fixed-Income Market Risks. The fixed-income securities market can be susceptible to unusual volatility and illiquidity. Volatility and illiquidity may be more pronounced in the case of lower-rated and unrated securities. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the U.S. and in other countries. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices at which they are carried on the Fund's books. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds' prices. An unexpected increase in Fund redemption requests, which may be triggered by market turmoil or an increase in interest rates, could cause the Fund to sell its holdings at a loss or at undesirable prices. Similarly, the prices of the Fund's holdings could be adversely affected if an investment account managed similarly to that of the Fund were to experience significant redemptions and those accounts were required to sell its holdings at an inopportune time. The liquidity of an issuer's securities may decrease as result of a decline in an issuer's credit rating, the occurrence of an event that causes counterparties to avoid transacting with the issuer, or an increase in the issuer's cash outflows. A lack of liquidity or other adverse credit market conditions may hamper the Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns may impact the market price or value of those debt securities and may cause increased volatility in those debt securities or debt securities markets, reducing the willingness of some lenders to extend credit, and making it more difficult for borrowers to obtain financing on attractive terms (or at all). Under some circumstances, as was the case during the latter half of 2008 and early 2009, those concerns could cause reduced liquidity in certain debt securities markets.

Following the financial crisis, the Federal Reserve has sought to stabilize the economy by keeping the federal funds rate at or near zero percent. The Federal Reserve has also purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, pursuant to its monetary stimulus program known as "quantitative easing." As the Federal Reserve tapers its securities purchases pursuant to quantitative easing or raises the federal funds rate, there is a risk that interest rates may rise and cause fixed-income investors to move out of fixed-income securities, which may also increase redemptions in fixed-income mutual funds.

In addition, although the fixed-income securities markets have grown significantly in the last few decades, regulations and business practices have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain debt securities. As a result, dealer inventories of fixed-income securities, which provide an indication of the ability of financial intermediaries to make markets in fixed-income securities, are at or near historic lows relative to market size. Because market makers help stabilize the market through their financial intermediary services, further reductions in dealer inventories could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets.

Credit Quality. The Fund may invest in securities that are rated or unrated. "Investment-grade" securities are those rated within the four highest rating categories by nationally recognized statistical rating organizations such as Moody's or Standard & Poor's (or, in the case of unrated securities, determined by the investment adviser to be comparable to securities rated investment-grade). "Below-investment-grade" securities are those that are rated below those categories, which are also referred to as "junk bonds." While securities rated within the fourth highest category by Standard & Poor's (meaning BBB+, BBB or BBB-) or by Moody's (meaning Baa1, Baa2 or Baa3) are considered "investment-grade," they have some speculative characteristics. If two or more nationally recognized statistical rating organizations have assigned different ratings to a security, the investment adviser uses the highest rating assigned.

Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Rating organizations might not change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer's ability to make timely payments on its obligations. In selecting securities for its portfolio and evaluating their income potential and credit risk, the Fund does not rely solely on ratings by rating organizations but evaluates business, economic and other factors affecting issuers as well. Many factors affect an issuer's ability to make timely payments, and the credit risk of a particular security may change over time. The investment adviser also may use its own research and analysis to assess those risks. If a bond is insured, it will usually be rated by the rating organizations based on the financial strength of the insurer. The rating categories are described in an Appendix to the Statement of Additional Information.

Unrated Securities. Because the Fund purchases securities that are not rated by any nationally recognized statistical rating organization, the investment adviser may internally assign ratings to those securities, after assessing their credit quality and other factors, in categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the investment adviser's credit analysis process is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization. Unrated securities are considered "investment-grade" or "below-investment-grade" if judged by the investment adviser to be comparable to rated investment-grade or below-investment-grade securities. The investment adviser's rating does not constitute a

10	Oppenheimer Conservative Balanced Fund/VA

guarantee of the credit quality. In addition, some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that the Fund might have difficulty selling them promptly at an acceptable price.

In evaluating the credit quality of a particular security, whether rated or unrated, the investment adviser will normally take into consideration a number of factors such as, if applicable, the financial resources of the issuer, the underlying source of funds for debt service on a security, the issuer's sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation, the degree of community support for the financed facility, the capabilities of the issuer's management, and regulatory factors affecting the issuer or the particular facility.

A reduction in the rating of a security after the Fund buys it will not require the Fund to dispose of the security. However, the investment adviser will evaluate such downgraded securities to determine whether to keep them in the Fund's portfolio.

     Risks of Below-Investment-Grade Securities. Below-investment-grade securities (also referred to as "junk bonds") generally have higher yields than securities rated in the investment-grade categories but also have higher risk profiles. Below-investment-grade securities are considered to be speculative and entail greater risk with respect to the ability of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than investment-grade securities, especially during times of weakening economic conditions or rising interest rates. These additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund's net asset value may be affected by declines in the value of below-investment-grade securities. The major risks of below-investment-grade securities include:

■

Prices of below-investment-grade securities may be subject to extreme price fluctuations, even under normal market conditions. Adverse changes in an issuer's industry and general economic conditions may have a greater impact on the prices of below-investment-grade securities than on the prices of higher-rated fixed-income securities.

■

Below-investment-grade securities may be issued by less creditworthy issuers and may be more likely to default than investment-grade securities. Issuers of below-investment-grade securities may have more outstanding debt relative to their assets than issuers of investment-grade securities. Issuers of below-investment-grade securities may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

■

In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of the holders of below-investment-grade securities.

■

Below-investment-grade securities may be less liquid than higher rated fixed-income securities, even under normal market conditions. There are fewer dealers in the below-investment-grade securities market and there may be significant differences in the prices quoted by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund's securities than is the case with securities trading in a more liquid market.

■

Below-investment-grade securities typically contain redemption provisions that permit the issuer of the securities containing such provisions to redeem the securities at its discretion. If the issuer redeems below-investment-grade securities, the Fund may have to invest the proceeds in securities with lower yields and may lose income.

■

Below-investment-grade securities markets may be more susceptible to real or perceived adverse credit, economic, or market conditions than higher rated securities.

     The Fund can invest up to 25% of its total assets in below-investment-grade securities. This restriction is applied at the time of purchase and the Fund may continue to hold a security whose credit rating has been downgraded or, in the case of an unrated security, after the Fund's Sub-Adviser has changed its assessment of the security's credit quality. As a result, credit rating downgrades or other market fluctuations may cause the Fund's holdings of below-investment-grade securities to exceed, at times significantly, this restriction for an extended period of time.  Credit rating downgrades of a single issuer or related similar issuers whose securities the Fund holds in significant amounts could substantially and unexpectedly increase the Fund's exposure to below-investment-grade securities and the risks associated with them, especially liquidity and default risk.  If the Fund has more than 25% of its total assets invested in below-investment-grade securities, the Sub-Adviser will not purchase additional below-investment-grade securities until the level of holdings in those securities no longer exceeds the restriction.

U.S. Government Securities. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. Some of those securities are directly issued by the U.S. Treasury and are backed by the full faith and credit of the U.S. government. "Full faith and credit" means that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security.

Some securities issued by U.S. government agencies, such as Government National Mortgage Association pass-through mortgage obligations ("Ginnie Maes"), are also backed by the full faith and credit of the U.S. government. Others are supported by the right of the agency to borrow an amount from the U.S. government (for example, "Fannie Mae" bonds issued by the Federal National Mortgage Association and "Freddie Mac" obligations issued by the Federal Home Loan Mortgage Corporation). Others are supported only by the credit of the agency (for example, obligations issued by the Federal Home Loan Banks). In September 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation into conservatorship. The U.S. Treasury also entered into a secured lending credit facility with those companies and a preferred stock purchase agreement. Under the preferred stock purchase agreement, the Treasury ensures that each company maintains a positive net worth.

Mortgage-Related Securities. The Fund can buy interests in pools of residential or commercial mortgages in the form of "pass-through" mortgage securities. They may be issued or guaranteed by the U.S. government, or its agencies and instrumentalities, or by private issuers. Mortgage-related securities may be issued in different series, each having different interest rates and maturities. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the rate of payments of the underlying mortgages and are subject to the risks of unanticipated prepayment.

Private-Issuer Mortgage-Related Securities. Mortgage-related securities issued by private issuers are not U.S. government securities, and are subject to greater credit risks than mortgage-related securities that are U.S. government securities. Primarily these include multi-class debt or pass-through certificates secured by mortgage loans, which may be issued by banks, savings and loans, mortgage bankers and other non-governmental issuers. Private-issuer mortgage-backed securities may include loans on residential or commercial properties.

11	Oppenheimer Conservative Balanced Fund/VA

Mortgage-related securities issued by private issuers are not U.S. government securities, which makes them subject to greater credit risks than U.S. government securities. Private issuer mortgage-backed securities are subject to the credit risks of the issuers, as well as to interest rate risks, although in some cases they may be supported by insurance or guarantees. The prices and yields of private issuer mortgage-related securities are also subject to prepayment and extension risk. The market for private-issuer mortgage-backed securities may be volatile at times and may be less liquid than the markets for other types of securities.

Forward Rolls. The Fund can enter into "forward roll" transactions (also referred to as "mortgage dollar rolls") with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund will bear the risk that the market value of the securities might decline below the price at which the Fund is obligated to repurchase them or that the counterparty might default in its obligations.

A substantial portion of the Fund's assets may be subject to forward roll transactions at any given time.

Asset-Backed Securities. Asset-backed securities are fractional interests in pools of loans, receivables or other assets. They are issued by trusts or other special purpose vehicles and are collateralized by the loans, receivables or other assets that make up the pool. The trust or other issuer passes the income from the underlying asset pool to the investor. Neither the Fund nor the Sub-Adviser selects the loans, receivables or other assets that are included in the pools or the collateral backing those pools. Asset-backed securities are subject to interest rate risk and credit risk. These securities are subject to the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool. Certain asset-backed securities are subject to prepayment and extension risks.

Zero-Coupon Securities. The Fund may invest in "zero-coupon" securities, which pay no interest prior to their maturity date or another specified date in the future but are issued at a discount from their face value. Interest rate changes generally cause greater fluctuations in the prices of zero-coupon securities than in interest-paying securities of the same or similar maturities. The Fund may be required to pay a dividend of the imputed income on a zero-coupon security, at a time when it has not actually received the income.

Stripped Securities. "Stripped" securities are the separate income or principal components of a debt security, such as Treasury securities whose coupons have been stripped by a Federal Reserve Bank. Some mortgage-related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest payments, all the principal payments or some proportional amount of interest and principal. Interest rate changes may cause greater fluctuations in the prices of stripped securities than in other debt securities of the same or similar maturities. The market for these securities may be limited, making it difficult for the Fund to sell its holdings at an acceptable price. The Fund may be required to pay out the imputed income on a stripped security as a dividend, at a time when it has not actually received the income.

Foreign Investing. The Fund can buy securities issued by companies or governments in any country, including in developing or emerging market countries.

Risks of Foreign Investing. Securities traded in foreign markets often involve special risks not present in U.S. investments that can increase the chances the Fund will lose money. Additional information regarding certain of the risks associated with foreign investing is provided below.

■

Foreign Market Risk. If there are fewer investors in a particular foreign market, securities traded in that market may be less liquid and more volatile than U.S. securities and more difficult to price. Foreign markets may also be subject to delays in the settlement of transactions and difficulties in pricing securities. If the Fund is delayed in settling a purchase or sale transaction, it may not receive any return on the invested assets or it may lose money if the value of the security declines. It may also be more expensive for the Fund to buy or sell securities in certain foreign markets than in the United States, which may increase the Fund's expense ratio.

■

Foreign Economy Risk. Foreign economies may be more vulnerable to political or economic changes than the U.S. economy. They may be more concentrated in particular industries or may rely on particular resources or trading partners to a greater extent. Certain foreign economies may be adversely affected by shortages of investment capital or by high rates of inflation. Changes in economic or monetary policy in the U.S. or abroad may also have a greater impact on the economies of certain foreign countries.

■

Foreign Governmental and Regulatory Risks. Foreign companies may not be subject to the same accounting and disclosure requirements as U.S. companies. As a result there may be less accurate information available regarding a foreign company's operations and financial condition. Foreign companies may be subject to capital controls, nationalization, or confiscatory taxes. There may be less government regulation of foreign issuers, exchanges and brokers than in the United States. Some countries also have restrictions that limit foreign ownership and may impose penalties for increases in the value of the Fund's investment. The value of the Fund's foreign investments may be affected if it experiences difficulties in enforcing legal judgments in foreign courts.

■

Foreign Currency Risk. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. If the U.S. dollar rises in value against a foreign currency, a security denominated in that currency will be worth less in U.S. dollars and if the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency will be worth more in U.S. dollars. The dollar value of foreign investments may also be affected by exchange controls. Foreign currency exchange transactions may impose additional costs on the Fund. The Fund can also invest in derivative instruments linked to foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of derivatives linked to that foreign currency. The Sub-Adviser's selection of foreign currency denominated investments may not perform as expected. Currency derivative investments may be particularly volatile and subject to greater risks than other types of foreign-currency denominated investments.

■

Foreign Custody Risk. There may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. There may also be an increased risk of loss of portfolio securities.

■

Time Zone Arbitrage . If the Fund invests a significant amount of its assets in foreign securities, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the New York Stock Exchange that

12	Oppenheimer Conservative Balanced Fund/VA

day, when the Fund's net asset value is calculated. If such time zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Fund's use of "fair value pricing" under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Sub-Adviser and the Board believe to be their fair value, may help deter those activities.

■

Globalization Risks. The growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the United States or abroad, or a slowdown in the U.S. economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries.

■

Regional Focus. At times, the Fund might increase the relative emphasis of its investments in a particular region of the world. Securities of issuers in a region might be affected by changes in economic conditions or by changes in government regulations, availability of basic resources or supplies, or other events that affect that region more than others. If the Fund has a greater emphasis on investments in a particular region, it may be subject to greater risks from adverse events that occur in that region than a fund that invests in a different region or that is more geographically diversified. Political, social or economic disruptions in the region may adversely affect the values of the Fund's holdings.

Risks of Developing and Emerging Markets. Investments in developing and emerging market countries are subject to all the risks associated with foreign investing, which may be greater for such investments. Investments in securities of issuers in developing or emerging market countries may be considered speculative. Additional information regarding certain of the risks associated with investing in developing and emerging markets is provided below.

■

Less Developed Securities Markets. Developing or emerging market countries may have less well-developed securities markets and exchanges. Consequently they have lower trading volume than the securities markets of more developed countries and may be substantially less liquid than those of more developed countries.

■

Transaction Settlement. Settlement procedures in developing or emerging markets may differ from those of more established securities markets, and settlement delays may result in the inability to invest assets or to dispose of portfolio securities in a timely manner. As a result there could be subsequent declines in the value of the portfolio security, a decrease in the level of liquidity of the portfolio or, if there is a contract to sell the security, a possible liability to the purchaser.

■

Price Volatility. Securities prices in developing or emerging markets may be significantly more volatile than is the case in more developed nations of the world, which may lead to greater difficulties in pricing securities.

■

Less Developed Governments and Economies. The governments of developing or emerging market countries may be more unstable than the governments of more developed countries. In addition, the economies of developing or emerging market countries may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Developing or emerging market countries may be subject to social, political, or economic instability. Further, the value of the currency of a developing or emerging market country may fluctuate more than the currencies of countries with more mature markets.

■

Government Restrictions. In certain developing or emerging market countries, government approval may be required for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. Other government restrictions may include confiscatory taxation, expropriation or nationalization of company assets, restrictions on foreign ownership of local companies, protectionist measures, and practices such as share blocking.

■

Privatization Programs. The governments in some developing or emerging market countries have been engaged in programs to sell all or part of their interests in government-owned or controlled enterprises. However, in certain developing or emerging market countries, the ability of foreign entities to participate in privatization programs may be limited by local law. There can be no assurance that privatization programs will be successful.

Quantitative Models. The portfolio managers use quantitative stock selection models that are based upon many factors that measure individual securities relative to each other. Those measurements may not always identify securities that perform well in the future.

Derivative Investments. The Fund can invest in "derivative" instruments. A derivative is an instrument whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency.  Derivatives may allow the Fund to increase or decrease its exposure to certain markets or risks.

The Fund may use derivatives to seek to increase its investment return or for hedging purposes. The Fund is not required to use derivatives in seeking its investment objective or for hedging and might not do so.

       Options, futures, forward contracts, swaps, "structured" notes, and certain mortgage-related securities are some of the derivatives that the Fund may use. The Fund may also use other types of derivatives that are consistent with its investment strategies or hedging purposes.

"Structured" Notes. "Structured" notes are specially-designed derivative debt instruments. The terms of the instrument may be determined or "structured" by the purchaser and the issuer of the note. Payments of principal or interest on these notes may be linked to the value of an index (such as a currency or securities index), one or more securities, a commodity or the financial performance of one or more obligors. The value of these notes will normally rise or fall in response to the changes in the performance of the underlying security, index, commodity or obligor.

     Risks of "Structured" Notes. Structured notes are subject to interest rate risk. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or obligor. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult to value them or sell them at an acceptable price. In some cases, the Fund may enter into agreements with an issuer of structured notes to purchase a minimum amount of those notes over time.

     Foreign Currency Forwards and Options.  Foreign currency forward contracts are used to buy or sell foreign currency for future delivery at a fixed price. They are used to lock in the U.S. dollar price of a security denominated in a foreign currency, or to protect against possible losses from changes in the relative value of the U.S. dollar against a foreign currency. Forward contracts involve the risk that anticipated

13	Oppenheimer Conservative Balanced Fund/VA

currency movements will not be accurately predicted, which could result in losses on those contracts and additional transaction costs. The use of forward contracts could reduce performance if there are unanticipated changes in currency prices. Options on foreign currencies may be used to try to protect against declines in the U.S. dollar value of foreign securities the Fund owns and against increases in the dollar cost of foreign securities the Fund anticipates buying. Options on foreign currencies are affected by the factors that influence foreign exchange rates and investments generally. The Fund's ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market, and there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

Hedging. Hedging transactions are intended to reduce the risks of securities in the Fund's portfolio. If the Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, however, the hedge might be unsuccessful or could reduce the Fund's return or create a loss.

     Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. The underlying security, obligor or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. For some derivatives, it is possible to lose more than the amount invested in the derivative investment. In addition, some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and may increase portfolio turnover. Derivatives are subject to credit risk, since the Fund may lose money on a derivative investment if the issuer or counterparty fails to pay the amount due. As a result of these risks, the Fund could realize little or no income or lose money from the investment, or the use of a derivative for hedging might be unsuccessful.

In addition, under financial reform legislation currently being implemented, certain over-the-counter derivatives, including certain interest rate swaps and certain credit default swaps, are (or soon will be) required to be executed on a regulated market and/or cleared through a clearinghouse, which may result in increased margin requirements and costs for the Fund. It is unclear how these regulatory changes will affect counterparty risk, and entering into a derivative transaction that is cleared may entail further risks and costs, including the counterparty risk of the clearinghouse and the futures commission merchant through which the Fund accesses the clearinghouse.

     Risks of Leverage. Derivatives may involve leverage. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. The Fund's use of certain leveraged derivatives can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Fund uses derivatives that entail leverage, the Fund's share price will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Fund's investments. The Fund has limits on the leverage ratio of its overall portfolio. The Fund is also subject to legal requirements that it must identify liquid assets on its books with respect to certain derivatives or engage in other measures to seek to reduce derivatives risks.

Other Investment Strategies and Risks. The Fund can also use the investment techniques and strategies described below. The Fund might not use all of these techniques or strategies or might only use them from time to time.

Diversification and Concentration. The Fund is a diversified fund. It attempts to reduce its exposure to the risks of individual securities by diversifying its investments across a broad number of different issuers. The Fund will not concentrate its investments in issuers in any one industry. At times, however, the Fund may emphasize investments in some industries or sectors more than others. The prices of securities of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in response to events affecting that industry or sector. The Securities and Exchange Commission has taken the position that investment of more than 25% of a fund's total assets in issuers in the same industry constitutes concentration in that industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies; however, securities issued by any one foreign government are considered to be part of a single "industry."

Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Fund's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act of 1940 that apply to publicly-sold mutual funds.

Failure by the Fund to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Fund's investment decisions in a way that could reduce its performance.

Participation Interests in Loans. These securities represent an undivided fractional interest in a loan obligation of a borrower. They are typically purchased from banks or dealers that have made the loan, or are members of the loan syndicate, and that act as the servicing agent for the principal and interest payments. The loans may be to U.S. or foreign companies. Participation interests may be collateralized or uncollateralized and are subject to the credit risk of the servicing agent as well as the credit risk of the borrower. If the Fund purchases a participation interest, it may only be able to enforce its rights through the lender. The Fund can also buy interests in trusts and other entities that hold loan obligations. In that case, the Fund will be subject to the trust's credit risks as well as the credit risks of the servicing agent and the underlying loans. In some cases, participation interests, whether held directly by the Fund or indirectly through an interest in a trust or other entity, may be partially "unfunded," meaning that the Fund may be required to advance additional money on future dates.

Investments in Pooled Investment Entities that Invest in Loans. The Fund can also buy interests in trusts and other pooled entities (including other investment companies) that invest primarily or exclusively in loan obligations, including entities sponsored or advised by the Manager or an affiliate. The Fund will be subject to the pooled entity's credit risks as well as the credit risks of the underlying loans. The loans underlying these investments may include loans to foreign or U.S. borrowers, may be collateralized or uncollateralized and may be rated investment grade or below or may be unrated.

14	Oppenheimer Conservative Balanced Fund/VA

These investments are subject to the risk of default by the borrower, interest rate and prepayment risk, as well as credit risks of the pooled entity that holds the loan obligations.

Master Limited Partnerships. The Fund may invest in publicly traded limited partnerships known as "master limited partnerships" or MLPs. MLPs issue units that are registered with the Securities and Exchange Commission and are freely tradable on a securities exchange or in the over-the-counter market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP's creditors would continue after the Fund sold its investment in the MLP. MLPs are typically real estate, oil and gas and equipment leasing vehicles, but they also finance movies, research and development, and other projects.

Illiquid and Restricted Securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as "illiquid" securities. Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their resale are referred to as "restricted securities." Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.

     The Fund will not invest more than 15% of its net assets in illiquid securities. The Fund's holdings of illiquid securities are monitored on an ongoing basis to determine whether to sell any of those securities to maintain adequate liquidity.

Investments in Other Investment Companies. The Fund can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds, unit investment trusts and business development companies subject to the limits of the Investment Company Act. One reason the Fund might do so is to gain exposure to segments of the markets represented by another fund, at times when the Fund might not be able to buy the particular type of securities directly. As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses. The Fund does not intend to invest in other investment companies unless it is believed that the potential benefits of the investment justify the expenses. The Fund's investments in the securities of other investment companies are subject to the limits that apply to those types of investments under the Investment Company Act.

Investments in Oppenheimer Institutional Money Market Fund. The Fund can invest its free cash balances in Class E shares of Oppenheimer Institutional Money Market Fund to provide liquidity or for defensive purposes. The Fund invests in Oppenheimer Institutional Money Market Fund, rather than purchasing individual short-term investments, to seek a higher yield than it could obtain on its own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, and is part of the Oppenheimer family of funds. It invests in a variety of short-term, high-quality, dollar-denominated money market instruments issued by the U.S. government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to the Fund directly. At the time of an investment, the Fund cannot always predict what the yield of the Oppenheimer Institutional Money Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As a shareholder, the Fund will be subject to its proportional share of the expenses of Oppenheimer Institutional Money Market Fund's Class E shares, including its advisory fee. However, the Manager will waive a portion of the Fund's advisory fee to the extent of the Fund's share of the advisory fee paid to the Manager by Oppenheimer Institutional Money Market Fund.

Conflicts of Interest. The investment activities of the Manager, the Sub-Adviser and their affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager, the Sub-Adviser or their affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another fund or account holding investment positions that are adverse to the Fund's investment strategies or activities. Other funds or accounts advised by the Manager, the Sub-Adviser or their affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the Fund's investment strategies may be adversely affected. The Fund's investment performance will usually differ from the performance of other accounts advised by the Manager, the Sub-Adviser or their affiliates and the Fund may experience losses during periods in which other accounts they advise achieve gains. The Manager and the Sub-Adviser have adopted policies and procedures designed to address potential identified conflicts of interest, however, such policies and procedures may also limit the Fund's investment activities and affect its performance.

The Fund offers its shares to separate accounts of different insurance companies, as an investment for their variable annuity contracts, variable life insurance policies and other investment products. While the Fund does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Fund through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its total assets in investments that may be inconsistent with the Fund's principal investment strategies. Generally, the Fund would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments in which Oppenheimer Institutional Money Market Fund invests or in other short-term U.S. government securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests in these securities, it might not achieve its investment objective.

Portfolio Turnover.  A change in the securities held by the Fund is known as "portfolio turnover." The Fund may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased

15	Oppenheimer Conservative Balanced Fund/VA

portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. The Financial Highlights tables at the end of this prospectus show the Fund's portfolio turnover rates during past fiscal years.

Changes To The Fund's Investment Policies. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares, however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund's investment objective is not a fundamental policy. Investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

Portfolio Holdings. The Fund's portfolio holdings are included in its semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Schedule of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund's first and third fiscal quarters. Therefore, the Fund's portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters. In addition, the Fund's portfolio holdings information, as of the end of each calendar month, may be posted and available on the Fund's website no sooner than 30 days after the end of each calendar month.

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

How the Fund is Managed

THE MANAGER AND THE SUB-ADVISER. OFI Global Asset Management, Inc., the Manager, is a wholly-owned subsidiary of OppenheimerFunds, Inc. The Manager oversees the Fund's investments and its business operations. OppenheimerFunds, Inc., the Sub-Adviser, chooses the Fund's investments and provides related advisory services. The Manager carries out its duties, subject to the policies established by the Fund's Board, under an investment advisory agreement with the Fund that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business. The Sub-Adviser has a sub-advisory agreement with the Manager and is paid by the Manager.

The Manager has been an investment adviser since 2012. The Sub-Adviser has been an investment adviser since 1960. The Manager and the Sub-Adviser are located at 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of average annual net assets over $800 million, calculated on the daily net assets of the Fund. Under the sub-advisory agreement, the Manager pays the Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers) that it receives from the Fund as compensation for the provision of the investment advisory services. The Fund's advisory fee for the fiscal year ended December 31, 2014 was 0.74% of average annual net assets, before any applicable waivers.

After discussions with the Fund's Board, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund's investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund's business) to annual rates of 0.67% for Non-Service Shares and 0.92% for Service Shares as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board.

The Manager has also voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investments in funds managed by the Manager or its affiliates. During the fiscal year ended December 31, 2014, those indirect expenses were less than 0.01% of average daily net assets and are therefore not shown in the Annual Fund Operating Expenses table earlier in this prospectus.

The Fund's annual operating expenses may vary in future years. A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory arrangements is available in the Fund's Annual Report to shareholders for the period ended December 31, 2014.

Portfolio Managers. Krishna Memani and Magnus Krantz are co-portfolio managers of the Fund. Mr. Memani has been a portfolio manager of the Fund since April 2009 and Vice President of the Fund since March 2009. Mr. Krantz has been a portfolio manager and Vice President of the Fund since April 2013.

     Mr. Memani has been President of the Sub-Adviser since January 2013, Executive Vice President of the Manager since January 2014 and Chief Investment Officer of the OppenheimerFunds advisory entities since January 2014. He was Chief Investment Officer, Fixed Income of the Sub-Adviser from January 2013 to December 2013; Head of the Investment Grade Fixed Income Team of the Sub-Adviser from March 2009 to January 2014; Director of Fixed Income of the Sub-Adviser from October 2010 through December 2012 and Senior Vice President of the Sub-Adviser from March 2009 through December 2012. He was also Senior Vice President of OFI Global Institutional, Inc. from April 2009 through December 2012. Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities from June 2006 through January 2009. He was Chief Credit Strategist at Credit Suisse Securities from August 2002 through March 2006 and Managing Director and Senior Portfolio Manager at Putnam Investments from September 1998 through June 2002. Mr. Memani is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

     Mr. Krantz has been a Vice President of the Sub-Adviser since May 2009 and a portfolio manager of the Sub-Adviser since November 2012. He has served as sector manager for technology for the Sub-Adviser's Main Street Investment Team since May 2009. Prior to joining the Sub-Adviser, Mr. Krantz was a sector manager at RS Investment and Guardian Life Insurance Company. Mr. Krantz joined Guardian Life Insurance Company in December 2005 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance

16	Oppenheimer Conservative Balanced Fund/VA

Company's acquisition of an interest in RS Investments. Mr. Krantz served as a portfolio manager and analyst at Citigroup Asset Management from 1998 to 2005 and as a consultant at Price Waterhouse from 1997 to 1998. He also served as product development engineer at Newbridge Networks from 1993 to 1996 and as a software engineer at Mitel Corporation from 1990 to 1993. Mr. Krantz is a portfolio manager of other portfolios in the OppenheimerFunds complex.

     The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.

17	Oppenheimer Conservative Balanced Fund/VA

MORE ABOUT YOUR INVESTMENT

How to Buy and Sell Shares

You may only submit instructions for buying or selling shares of the Fund to your insurance company or its servicing agent, not directly to the Fund or its Transfer Agent. Information about your investment in the Fund can only be obtained from your participating insurance company or its servicing agent. The Fund's Transfer Agent does not hold or have access to those records.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund currently offers two different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices. The Service Shares are subject to a distribution and service plan. The expenses of that plan are described below. The Non-Service Shares are not subject to a service and distribution plan.

THE PRICE OF FUND SHARES. Fund shares are sold to participating insurance companies, and are redeemed, at their net asset value per share. The net asset value that applies to a purchase order is the next one calculated after the insurance company (as the Fund's designated agent to receive purchase orders) receives the order from its contract owner, in proper form. Fund shares are redeemed at the next net asset value calculated after the insurance company (as the Fund's designated agent to receive purchase orders) receives the order from its contract owner, in proper form. The Fund's Transfer Agent generally must receive the purchase or redemption order from the insurance company by 9:30 a.m. Eastern Time on the next regular business day.

The Fund does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Fund shares are purchased, they are described in the accompanying prospectus of the participating insurance company. The participating insurance company's prospectus may also include information regarding the time you must submit your purchase and redemption orders.

The sale and redemption price for Fund shares will change from day to day because the value of the securities in its portfolio and its expenses fluctuate. The redemption price will normally differ for different classes of shares. The redemption price of your shares may be more or less than their original cost.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the New York Stock Exchange (NYSE), on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern Time, but may close earlier on some days.

The Fund determines the net assets of each class of shares by subtracting the class-specific expenses and the amount of the Fund's liabilities attributable to the share class from the market value of the Fund's securities and other assets attributable to the share class. The Fund's "other assets" might include, for example, cash and interest or dividends from its portfolio securities that have been accrued but not yet collected. The Fund's securities are valued primarily on the basis of current market quotations.

The net asset value per share for each share class is determined by dividing the net assets of the class by the number of outstanding shares of that class. The current net asset value per share of the Fund is available on our website at www.oppenheimerfunds.com.

       Fair Value Pricing. If market quotations are not readily available or (in the Sub-Adviser's judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset value is calculated that day, an event occurs that the Sub-Adviser learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Board believes would more accurately reflect the security's fair value.

In determining whether current market prices are readily available and reliable, the Sub-Adviser monitors the information it receives in the ordinary course of its investment management responsibilities. It seeks to identify significant events that it believes, in good faith, will affect the market prices of the securities held by the Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster).

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Sub-Adviser's "Valuation Committee." Those determinations may include consideration of recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. Fair value determinations by the Sub-Adviser are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined.

The Fund's use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its net asset value per share.

     Pricing Foreign Securities. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market movements, may occur during that time that could potentially affect the values of foreign securities held by the Fund.

The Sub-Adviser believes that foreign securities values may be affected by volatility that occurs in U.S. markets after the close of foreign securities markets. The Sub-Adviser's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

18	Oppenheimer Conservative Balanced Fund/VA

How Can You Buy Fund Shares? Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Fund as an investment option. That prospectus will indicate which share class you may be eligible to purchase.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund's best interest to do so.

How Can You Redeem Fund Shares? Only the participating insurance companies that hold Fund shares in their separate accounts can place orders to redeem shares. Contract holders and policy holders should not directly contact the Fund or its transfer agent to request a redemption of Fund shares. The Fund normally sends payment by Federal Funds wire to the insurance company's account on the next business day after the Fund receives the order (and no later than seven days after the Fund's receipt of the order). Under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

Redemptions "In-Kind." Shares may be "redeemed in-kind" under certain circumstances (such as redemptions of substantial amounts of shares by shareholders that have consented to such in kind redemptions). That means that the redemption proceeds will be paid to the participating insurance companies in securities from the Fund's portfolio. If the Fund redeems shares in-kind, the insurance company accounts may bear transaction costs and will bear market risks until such securities are converted into cash.

Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent, in its discretion, may waive certain of the requirements for redemptions stated in this prospectus.

Frequent Purchase and Redemption Limitations

The Board has adopted a policy to discourage and seek to limit or eliminate frequent purchases or redemptions of shares of the Fund by shareholders or authorized broker-dealer representatives of shareholders, in order to prevent the negative impacts, if any, that this activity may impose on other shareholders of the Fund. Negative impacts may include, without limitation, interference with portfolio management, increased taxes on portfolio securities, diminishment of Fund performance due to the need to sell portfolio securities at less favorable prices, increases in portfolio and administrative transaction costs resulting from large volumes of frequent purchase or redemption activity, and the possible dilution of Fund yields as a result of such activity. In addition, a Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of that Fund's portfolio securities and the determination of the Fund's net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for Funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "Fair Value Pricing" above.

There is no guarantee that this policy, described below, will be sufficient to identify and prevent all frequent purchases or redemptions that may have negative impacts to the Fund. In addition, the implementation of the Fund's policy involves judgments that are inherently subjective and involve some selectivity in their application. The Fund, however, seeks to make judgments that are consistent with the interests of the Fund's shareholders. No matter how the Fund defines frequent purchases or redemptions, other purchases and sales of Fund shares may have adverse effects on the management of the Fund's portfolio and its performance. Additionally, due to the complexity and subjectivity involved in identifying certain frequent trading and the volume of Fund shareholder transactions, there can be no guarantee that the Fund will be able to identify violations of the policy or to reduce or eliminate all detrimental effects of frequent purchases or redemptions.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to the Fund or its long-term shareholders.

The Fund does not offer an exchange privilege.

Right to Refuse Any Purchase Orders. The Fund may refuse, or cancel as permitted by law, any purchase order in its discretion for any reason at any time, and is not obligated to provide notice before rejecting or canceling an order.

Right to Terminate or Suspend Account Privileges. The Fund may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policy described in this prospectus. As part of the Fund's policy to detect and deter frequent purchases and redemptions, the Fund may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control. The Fund may send a written warning to a shareholder that it believes may be engaging in disruptive or excessive trading activity; however, the Fund reserves the right to suspend or terminate the ability to purchase shares, with or without warning, for any account that the Fund determines, in the exercise of its discretion, has engaged in such trading activity.

Monitoring the Policy. The Fund does not have the ability to directly monitor trading activity in the accounts of policy or contract owners ("contract owner accounts") within the participating insurance companies' accounts. Participating insurance companies will generally enter into written agreements which require the participating insurance company to provide underlying shareholder or account data at the Fund's reasonable request. The Fund's ability to monitor and deter excessive short-term trading in insurance company accounts ultimately depends on the capability and diligence of each participating insurance company, under its agreement with the Fund, in monitoring and controlling the trading activity of the policy or contract owners in the insurance company's accounts. Overall purchase and redemption activity in contract owner accounts will be monitored to identify patterns that may suggest frequent trading by the underlying owners. Participating insurance companies will be permitted to apply the Fund's policy or their own frequent trading policy if the latter is more restrictive. In cases where a participating insurance company's more restrictive policy is applied, the Fund will rely on the participating insurance company to monitor frequent trading activity in accordance with its policy. The Fund may request individual

19	Oppenheimer Conservative Balanced Fund/VA

account or transaction information, and based on the information and data it receives, will apply its policy to review transactions that may constitute frequent purchase or exchange activity. The Fund may prohibit, in its sole discretion, purchases of Fund shares by a participating insurance company or by some or all of its clients.

You should refer to the prospectus for your insurance company variable annuity contract for specific information about the insurance company's policies. Under certain circumstances, policy or contract owners may be required to transmit purchase or redemption orders only by first class U.S. mail.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan for Service Shares to pay the Distributor for distribution related services, personal services and account maintenance for those shares. Under the Plan, the Fund pays the Distributor quarterly at an annual rate of up to 0.25% of the daily net assets of the Fund's Service Shares. Because these fees are paid out of the Fund's assets on an on-going basis, over time they will increase the operating expenses of the Service Shares and may cost you more than other types of fees or sales charges. As a result, the Service Shares may have lower performance compared to the Fund's shares that are not subject to a service fee.

     Use of Plan Fees: The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product for providing personal services and account maintenance for variable contract owners that hold Service Shares.

Payments to Financial Intermediaries and Service Providers. The Sub-Adviser and/or the Distributor, Transfer Agent and/or Sub-Transfer Agent, at their discretion, may also make payments to brokers-dealers, other financial intermediaries, including the insurance companies that offer the Fund as an investment option, or to service providers for some or all of the following services- distribution, promotional and marketing support, shareholder servicing, operational and recordkeeping, sub-accounting, networking or administrative services.

Those payments for distribution or promotional and marketing support are made out of the Sub-Adviser's and/or the Distributor's own resources and/or assets, including from the revenues or profits derived from the advisory fees the Sub-Adviser receives from the Fund. Those payments, which may be substantial, are paid to many financial intermediaries having business relationships with the Sub-Adviser, and/or the Distributor, and are in addition to any payments made pursuant to an applicable 12b-1 plan and are separate from any commissions the Distributor pays to these firms out of the sales charges paid by investors or transfer agency fees paid by the Fund to the Transfer Agent.

Payments made by the Sub-Adviser, and/or the Distributor, the Transfer Agent and Sub-Transfer Agent from their own resources are not reflected in the tables in the "Fees and Expenses of the Fund" section of this prospectus because they are not paid by the Fund.

The financial intermediaries that may receive those payments include broker-dealers and other financial intermediaries that offer and sell Fund shares to their clients, provide shareholder services to the Fund, provide promotional and marketing services and/or operational and recordkeeping, networking or sub-accounting services to the Sub-Adviser, Distributor, the Transfer Agent and Sub-Transfer Agent, and receive compensation for those activities. The financial intermediaries that may receive payments include broker dealers, financial advisors, registered investment advisers, sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee-based programs, sponsors of college and retirement savings programs, banks, trust companies, retirement plan or qualified tuition program administrators, third party administrators and other financial intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses and asset retention items, paid by the Sub-Adviser or the Distributor, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that financial intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that financial intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give a financial intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the financial intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the financial intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Sub-Adviser or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA")) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Sub-Adviser or Distributor does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the financial intermediary, sales of Fund shares, the redemption rates on accounts of clients of the financial intermediary or overall asset levels of Oppenheimer funds held for or by clients of the financial intermediary, the willingness of the financial intermediary to allow the Distributor to provide educational and training support for the financial intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the financial intermediary's sales system, as well as the overall quality of the services provided by the financial intermediary and the Sub-Adviser or Distributor's relationship with the financial intermediary. The Sub-Adviser and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Sub-Adviser or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Sub-Adviser and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

20	Oppenheimer Conservative Balanced Fund/VA

Payments may also be made by the Transfer Agent or Sub-Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided, such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, operational and recordkeeping and other administrative services. Financial intermediaries that may receive these fees for providing services may include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, broker-dealers, and insurance companies that offer variable annuity or variable life insurance products, and other financial intermediaries. These fees may be used by the financial intermediary to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

The Statement of Additional Information contains more information about revenue sharing and operational and recordkeeping, networking and sub-accounting payments made by the Sub-Adviser, Distributor, Transfer Agent or Sub-Transfer Agent. Your broker-dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Sub-Adviser, Distributor, Transfer Agent or Sub-Transfer Agent, or any other fees or expenses it charges.

Dividends, Capital Gains and Taxes

DIVIDENDS AND DISTRIBUTIONS. The Fund intends to declare and pay dividends annually from any net investment income. The Fund may also realize capital gains on the sale of portfolio securities, in which case it will make distributions of any net short-term capital gains and it may make distributions out of any net long-term capital gains annually. The Fund may also make supplemental distributions of dividends and capital gains following the end of its fiscal year. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or capital gains distributions in a particular year.

Dividends and distributions are paid separately for each share class. Because of the higher expenses on Service Shares, the dividends and capital gains distributions paid on those shares will generally be lower than for other Fund shares.

Receiving Dividends and Distributions. Any dividends and capital gains distributions will be automatically reinvested in additional Fund shares for the account of the participating insurance company, unless the insurance company elects to have dividends or distributions paid in cash.

TAXES. For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying variable contract prospectus of your participating insurance company. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, any dividends from net investment income and distributions of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company. However, those payments may affect the tax basis of certain types of distributions from those accounts.

The Fund has qualified and intends to qualify each year to be taxed as a regulated investment company under the Internal Revenue Code by satisfying certain income, asset diversification and income distribution requirements, but might not so qualify. In each year that it qualifies as a regulated investment company, the Fund will not be subject to federal income taxes on its income that it distributes to shareholders.

This information is only a summary of certain Federal income tax information about your investment. You are encouraged to consult your tax adviser about the effect of an investment in the Fund on your particular tax situation and about any changes to the Internal Revenue Code that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent registered public accounting firm. KPMG LLP's report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

21	Oppenheimer Conservative Balanced Fund/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$13.84	$12.52	$11.30	$11.47	$10.30
Income (loss) from investment operations:
Net investment income[2]	0.29	0.25	0.29	0.20	0.23
Net realized and unrealized gain (loss)	0.83	1.38	1.09	(0.11)	1.09
Total from investment operations	1.12	1.63	1.38	0.09	1.32
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.29)	(0.31)	(0.16)	(0.26)	(0.15)
Net asset value, end of period	$14.67	$13.84	$12.52	$11.30	$11.47

Total Return, at Net Asset Value[3]	8.20%	13.17%	12.34%	0.72%	12.91%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$203,684	$213,697	$218,032	$128,383	$150,622
Average net assets (in thousands)	$208,556	$218,090	$191,416	$141,848	$151,620
Ratios to average net assets:[4]
Net investment income	2.03%	1.87%	2.46%	1.70%	2.13%
Total expenses[5]	0.90%	0.89%	0.90%	0.91%	0.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.67%	0.66%	0.66%	0.67%	0.65%
Portfolio turnover rate[6]	98%	187%	110%	102%	54%

1.	December 30, 2011 represents the last business day of the Fund's 2011 fiscal year.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.
5.	Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	0.90%
Year Ended December 31, 2013	0.90%
Year Ended December 31, 2012	0.91%
Year Ended December 30, 2011	0.93%
Year Ended December 31, 2010	0.92%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2014	$ 697,503,637	$ 678,765,376
Year Ended December 31, 2013	$ 794,398,216	$ 800,879,825
Year Ended December 31, 2012	$ 555,111,600	$ 549,805,766
Year Ended December 30, 2011	$ 450,804,195	$ 453,759,282
Year Ended December 31, 2010	$ 412,930,431	$ 414,511,903

22	Oppenheimer Conservative Balanced Fund/VA

FINANCIAL HIGHLIGHTS

Service Shares	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$13.66	$12.37	$11.17	$11.35	$10.19
Income (loss) from investment operations:
Net investment income[2]	0.25	0.21	0.26	0.16	0.20
Net realized and unrealized gain (loss)	0.84	1.36	1.08	(0.11)	1.08
Total from investment operations	1.09	1.57	1.34	0.05	1.28
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)	(0.28)	(0.14)	(0.23)	(0.12)
Net asset value, end of period	$14.49	$13.66	$12.37	$11.17	$11.35

Total Return, at Net Asset Value[3]	8.02%	12.83%	12.11%	0.38%	12.68%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$63,880	$69,601	$72,872	$77,551	$89,580
Average net assets (in thousands)	$65,450	$72,332	$76,257	$85,157	$87,280
Ratios to average net assets:[4]
Net investment income	1.78%	1.62%	2.18%	1.45%	1.87%
Total expenses[5]	1.15%	1.15%	1.16%	1.16%	1.16%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.92%	0.92%	0.92%	0.92%	0.90%
Portfolio turnover rate[6]	98%	187%	110%	102%	54%

1.	December 30, 2011 represents the last business day of the Fund's 2011 fiscal year.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.
5.	Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	1.15%
Year Ended December 31, 2013	1.16%
Year Ended December 31, 2012	1.17%
Year Ended December 30, 2011	1.18%
Year Ended December 31, 2010	1.17%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2014	$ 697,503,637	$ 678,765,376
Year Ended December 31, 2013	$ 794,398,216	$ 800,879,825
Year Ended December 31, 2012	$ 555,111,600	$ 549,805,766
Year Ended December 30, 2011	$ 450,804,195	$ 453,759,282
Year Ended December 31, 2010	$ 412,930,431	$ 414,511,903

23	Oppenheimer Conservative Balanced Fund/VA

INFORMATION AND SERVICES

STATEMENT OF ADDITIONAL INFORMATION AND ANNUAL AND SEMI-ANNUAL REPORTS. The Fund's Statement of Additional Information and Annual and Semi-Annual Reports to shareholders provide additional information about the Fund's investments. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information and audited financial statements included in its most recent Annual Report dated December 31, 2014, including the notes thereto and report of the independent registered public accounting firm thereon, are incorporated by reference into (are legally considered part of) this prospectus.

How to Request More Information

You can request the above documents, the notice explaining the Fund's privacy policy, and other information about the Fund, without charge, by:

Telephone:	Call OppenheimerFunds Services toll-free: 1.800.988.8287
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use the following address for courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No.: 811-04108 SP0670.001.0415

OPPENHEIMER
Core Bond Fund/VA
A series of Oppenheimer Variable Account Funds

Prospectus dated April 30, 2015

Share Classes:
Non-Service Shares
Service Shares

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Oppenheimer Core Bond Fund/VA is a mutual fund that seeks total return.

Shares of the Fund are sold only as an underlying investment for variable life insurance policies, variable annuity contracts and other insurance company separate accounts. A prospectus for the insurance product you have selected accompanies this prospectus and explains how to select shares of the Fund as an investment under that insurance product, and which share class or classes you are eligible to purchase.

This prospectus contains important information about the Fund's objective, investment policies, strategies and risks. Please read this prospectus (and your insurance product prospectus) carefully before you invest and keep them for future reference about your account.

Contents

THE FUND SUMMARY
3	Investment Objective
3	Fees and Expenses of the Fund
3	Principal Investment Strategies
4	Principal Risks
5	The Fund's Past Performance
6	Investment Adviser
6	Portfolio Managers
6	Purchase and Sale of Fund Shares
6	Taxes
6	Payments to Broker-Dealers and Other Financial Intermediaries
MORE ABOUT THE FUND
7	About the Fund's Investments
14	How the Fund is Managed
MORE ABOUT YOUR INVESTMENT
16	How to Buy and Sell Shares
20	Dividends, Capital Gains and Taxes
20	Financial Highlights
To Summary Prospectus

THE FUND SUMMARY

Investment Objective. The Fund seeks total return.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. The accompanying prospectus of the participating insurance company provides information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product. The fees and expenses of those products are not charged by the Fund and are not reflected in this table. Expenses would be higher if those fees were included.

Shareholder Fees
(fees paid directly from your investment)	Non-Service	Service
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)	Non-Service	Service
Management Fees	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.20%	0.20%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.81%	1.06%
Fee Waiver and/or Expense Reimbursement*	(0.05%)	(0.05%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.76%	1.01%

*After discussions with the Fund's Board, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) to annual rates of 0.75% for Non-Service Shares and 1.00% for Service Shares as calculated on the daily net assets of the Fund. The Manager has also contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investments in funds managed by the Manager or its affiliates. Each of these fee waivers and/or expense reimbursements may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows, whether or not you redeemed your shares:

	1 Year	3 Years	5 Years	10 Years
Non-Service	$78	$255	$446	$1,001
Service	$104	$334	$583	$1,296

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 127% of the average value of its portfolio.

Principal Investment Strategies.  Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in investment-grade debt securities (generally referred to as "bonds"). A debt security is a security representing money borrowed by the issuer that must be repaid. The terms of a debt security specify the amount of principal, the interest rate or discount, and the time or times at which payments are due. Debt securities can include:

■

Domestic and foreign corporate debt obligations;

■

Domestic and foreign government debt obligations, including U.S. government securities;

■

Mortgage-related securities;

■

Asset-backed securities; and

■

Other debt obligations.

     The portfolio managers' overall strategy is to build a diversified portfolio of corporate and government bonds. The Fund's investments in U.S. government securities may include securities issued or guaranteed by the U.S. government or by its agencies or federally-chartered entities referred to as "instrumentalities." There is no required allocation of the Fund's assets among the classes of securities, but the Fund focuses mainly on U.S. government securities and investment-grade corporate debt securities. When market conditions change, the portfolio managers might change the Fund's relative asset allocation.
     The Fund can invest up to 20% of its total assets in lower-grade, high-yield debt securities that are below investment-grade (commonly referred to as "junk bonds"). "Investment-grade" debt securities are rated in one of the top four rating categories by nationally recognized statistical rating organizations such as Moody's or Standard & Poor's. The Fund may also invest in unrated securities, in which case the

3	Oppenheimer Core Bond Fund/VA

Fund's sub-adviser, OppenheimerFunds, Inc., may internally assign ratings to certain of those securities, after assessing their credit quality, in investment-grade or below-investment-grade categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Sub-Adviser's credit analysis is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization.
     The Fund has no limitations on the range of maturities of the debt securities in which it can invest and may hold securities with short-, medium- or long-term maturities. The maturity of a security differs from its effective duration, which attempts to measure the expected volatility of a security's price to interest rate changes. For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond's value to decrease about 3%. To try to decrease volatility, the Fund seeks to maintain a weighted average effective portfolio duration of three to six years, measured on a dollar-weighted basis using the effective duration of the securities included in its portfolio and the amount invested in each of those securities. However, the duration of the portfolio might not meet that target due to market events or interest rate changes that cause debt securities to be repaid more rapidly or more slowly than expected.
     The Fund may invest in foreign debt securities, including securities issued by foreign governments or companies in both developed and emerging markets.
     The Fund may also use derivatives to seek increased returns or to try to manage investment risks. Futures, swaps and "structured" notes are examples of some of the types of derivatives the Fund can use.
     In selecting investments for the Fund, the Fund's portfolio managers analyze the overall investment opportunities and risks in different sectors of the debt securities markets by focusing on business cycle analysis and relative values between the corporate and government sectors. The Fund mainly seeks income earnings on the Fund's investments plus capital appreciation that may arise from decreases in interest rates, from improving credit fundamentals for a particular sector or security or from other investment techniques.
     The Fund may sell securities that the portfolio managers believe no longer meet the above criteria.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Risks of Investing in Debt Securities. Debt securities may be subject to interest rate risk, duration risk, credit risk, credit spread risk, extension risk, reinvestment risk, prepayment risk and event risk. Interest rate risk is the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise; and when prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may be worth less than the amount the Fund paid for them. When interest rates change, the values of longer-term debt securities usually change more than the values of shorter-term debt securities. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows. Duration risk is the risk that longer-duration debt securities will be more volatile and more likely to decline in price in a rising interest rate environment than shorter-duration debt securities. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or repay principal, the Fund's income or share value might be reduced. Adverse news about an issuer or a downgrade in an issuer's credit rating, for any reason, can also reduce the market value of the issuer's securities. "Credit spread" is the difference in yield between securities that is due to differences in their credit quality. There is a risk that credit spreads may increase when the market expects lower-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of the Fund's lower-rated and unrated securities. Some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that the Fund might have difficulty selling them promptly at an acceptable price. Extension risk is the risk that an increase in interest rates could cause principal payments on a debt security to be repaid at a slower rate than expected. Extension risk is particularly prevalent for a callable security where an increase in interest rates could result in the issuer of that security choosing not to redeem the security as anticipated on the security's call date. Such a decision by the issuer could have the effect of lengthening the debt security's expected maturity, making it more vulnerable to interest rate risk and reducing its market value. Reinvestment risk is the risk that when interest rates fall the Fund may be required to reinvest the proceeds from a security's sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than non-callable bonds. Prepayment risk is the risk that the issuer may redeem the security prior to the expected maturity or that borrowers may repay the loans that underlie these securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to the expected maturity. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Event risk is the risk that an issuer could be subject to an event, such as a buyout or debt restructuring, that interferes with its ability to make timely interest and principal payments and cause the value of its debt securities to fall.

Fixed-Income Market Risks. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices at which they are carried on the Fund's books and could experience a loss. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds' prices, particularly for lower-rated and unrated securities. An unexpected increase in redemptions by Fund shareholders-which may be triggered by general market turmoil or an increase in interest rates-could cause the Fund to sell its holdings at a loss or at undesirable prices.

Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns may impact the market price or value of those debt securities and may cause increased volatility in those debt securities or debt securities markets. Under some circumstances, as was the case during the latter half of 2008 and early 2009, those concerns may cause reduced liquidity in certain debt securities markets, reducing the willingness of some lenders to extend credit, and making it more difficult for borrowers to obtain financing on attractive terms (or at all). A lack of liquidity or other adverse credit market conditions may hamper the Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

4	Oppenheimer Core Bond Fund/VA

     Risks of Below-Investment-Grade Securities. Below-investment-grade debt securities (also referred to as "junk" bonds), whether rated or unrated, may be subject to greater price fluctuations than investment-grade securities, increased credit risk and a greater risk that the issuer might not be able to pay interest and principal when due, especially during times of weakening economic conditions or rising interest rates. The market for below-investment-grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Because the Fund can invest up to 20% of its total assets in lower-grade securities, the Fund's credit risks are greater than those funds that buy only investment grade securities. This restriction is applied at the time of purchase and the Fund may continue to hold a security whose credit rating has been downgraded or, in the case of an unrated security, after the Fund's Sub-Adviser has changed its assessment of the security's credit quality. As a result, credit rating downgrades or other market fluctuations may cause the Fund's holdings of below-investment-grade securities to exceed, at times significantly, this restriction for an extended period of time. Credit rating downgrades of a single issuer or related similar issuers whose securities the Fund holds in significant amounts could substantially and unexpectedly increase the Fund's exposure to below-investment-grade securities and the risks associated with them, especially liquidity and default risk. If the Fund has more than 20% of its total assets invested in below-investment-grade securities, the Sub-Adviser will not purchase additional below-investment-grade securities until the level of holdings in those securities no longer exceeds the restriction.

Risks of Foreign Investing. Foreign securities are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those securities. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund's net assets may change on days when you will not be able to purchase or redeem the Fund's shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to only limited or no regulatory oversight.

     Risks of Developing and Emerging Markets. Investments in developing and emerging markets are subject to all the risks associated with foreign investing, which may be greater for such investments. Developing or emerging market countries may have less well-developed securities markets and exchanges that may be substantially less liquid than those of more developed markets. Settlement procedures in developing or emerging markets may differ from those of more established securities markets, and settlement delays may result in the inability to invest assets or to dispose of portfolio securities in a timely manner. Securities prices in developing or emerging markets may be significantly more volatile than is the case in more developed nations of the world, and governments of developing or emerging market countries may also be more unstable than the governments of more developed countries. Such countries' economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Developing or emerging market countries also may be subject to social, political or economic instability. The value of developing or emerging market countries' currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company's assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures, and practices such as share blocking. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in securities of issuers in developing or emerging market countries may be considered speculative.

Risks of Derivative Investments. Derivatives may involve significant risks. Derivatives may be more volatile than other types of investments, may require the payment of premiums, may increase portfolio turnover, may be illiquid, and may not perform as expected. Derivatives are subject to counterparty risk and the Fund may lose money on a derivative investment if the issuer or counterparty fails to pay the amount due. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. As a result of these risks, the Fund could realize little or no income or lose money from its investment, or a hedge might be unsuccessful. In addition, under new rules enacted and currently being implemented under financial reform legislation, certain over-the-counter derivatives are (or soon will be) required to be executed on a regulated market and/or cleared through a clearinghouse. It is unclear how these regulatory changes will affect counterparty risk, and entering into a derivative transaction with a clearinghouse may entail further risks and costs.

Who Is the Fund Designed For? The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and other investment plans offered through insurance company separate accounts of participating insurance companies. The Fund is designed primarily for investors seeking total return from a fund that invests mainly in investment-grade debt securities but which can also hold high-yield, below investment-grade securities. Those investors should be willing to assume the risks of a fund that typically invests a significant amount of its assets in corporate-debt securities and the changes in debt securities prices that can occur when interest rates change. The Fund is intended to be a long-term investment, not a short-term trading vehicle. Because the Fund's income will fluctuate, it is not designed for investors needing an assured level of current income. The Fund is not a complete investment program and may not be appropriate for all investors. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's Non-Service Shares performance from calendar year to calendar year and by showing how the Fund's average annual

5	Oppenheimer Core Bond Fund/VA

returns for the periods of time shown in the table compare with those of a broad measure of market performance. Charges imposed by the insurance accounts that invest in the Fund are not included and the returns would be lower if they were. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website at:
https://www.oppenheimerfunds.com/fund/CoreBondFundVA

During the period shown, the highest return before taxes for a calendar quarter was 8.52% (3rd QTR 09) and the lowest return before taxes for a calendar quarter was -29.59% (4th QTR 08).

The following table shows the average annual total returns before taxes for each class of the Fund's shares.

Average Annual Total Returns for the periods ended December 31, 2014
	1 Year	5 Years	10 Years
Non-Service Shares (inception 4/3/85)	7.27%	7.35%	0.72%
Service Shares (inception 5/1/02)	6.93%	7.11%	0.46%
Barclays Credit Index	7.53%	6.25%	5.46%
(reflects no deductions for fees, expenses or taxes)
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.71%
(reflects no deductions for fees, expenses or taxes)
Citigroup Broad Investment Grade Bond Index	5.91%	4.39%	4.81%
(reflects no deductions for fees, expenses or taxes)

Investment Adviser. OFI Global Asset Management, Inc. (the "Manager") is the Fund's investment adviser.  OppenheimerFunds, Inc. (the "Sub-Adviser") is its sub-adviser.

Portfolio Managers. Krishna Memani and Peter A. Strzalkowski, CFA, are Vice Presidents of the Fund and have been portfolio managers for the Fund since April 2009.

Purchase and Sale of Fund Shares. Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. You may only submit instructions for buying or selling shares of the Fund to your insurance company or its servicing agent, not directly to the Fund or its Transfer Agent. The accompanying prospectus of the participating insurance company provides information about how to select the Fund as an investment option.

Taxes. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, any dividends and capital gains distributions will be taxable to the participating insurance company, if at all. However, those payments may affect the tax basis of certain types of distributions from those accounts. Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

Payments to Broker-Dealers and Other Financial Intermediaries. The Fund, the Sub-Adviser, or their related companies may make payments to financial intermediaries, including to insurance companies that offer shares of the Fund as an investment option. These payments for the sale of Fund shares and related services may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

6	Oppenheimer Core Bond Fund/VA

MORE ABOUT THE FUND

About the Fund's Investments

The allocation of the Fund's portfolio among different types of investments will vary over time and the Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains additional information about the Fund's investment policies and risks.

The Fund's Principal Investment Strategies and Risks. The following strategies and types of investments are the ones that the Fund considers to be the most important in seeking to achieve its investment objective and the following risks are those the Fund expects its portfolio to be subject to as a whole.

Debt Securities. The Fund may invest in debt securities, including securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, or foreign sovereigns, and foreign and domestic corporate bonds, notes and debentures. The Fund may select debt securities for their income possibilities or to help cushion fluctuations in the value of its portfolio. Debt securities may be subject to the following risks:

■

Interest Rate Risk. Interest rate risk is the risk that rising interest rates, or an expectation of rising interest rates in the near future, will cause the values of the Fund's investments in debt securities to decline. The values of debt securities usually change when prevailing interest rates change. When interest rates rise, the values of outstanding debt securities generally fall, and those securities may sell at a discount from their face amount. When interest rates rise, the decrease in values of outstanding debt securities may not be offset by higher income from new investments. When interest rates fall, the values of already-issued debt securities generally rise. However, when interest rates fall, the Fund's investments in new securities may be at lower yields and may reduce the Fund's income. The values of longer-term debt securities usually change more than the values of shorter-term debt securities when interest rates change; thus, interest rate risk is usually greater for securities with longer maturities or durations. "Zero-coupon" or "stripped" securities may be particularly sensitive to interest rate changes. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows. Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks.

■

Duration Risk. Duration risk is the risk that longer-duration debt securities are more likely to decline in price than shorter-duration debt securities, in a rising interest-rate environment. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. "Effective duration" attempts to measure the expected percentage change in the value of a bond or portfolio resulting from a change in prevailing interest rates. The change in the value of a bond or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond's value to decline about 3% while a 1% decrease in general interest rates would be expected to cause the bond's value to increase 3%. The duration of a debt security may be equal to or shorter than the full maturity of a debt security.

■

Credit Risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. U.S. government securities generally have lower credit risks than securities issued by private issuers or certain foreign governments. If an issuer fails to pay interest, the Fund's income might be reduced, and if an issuer fails to repay principal, the value of the security might fall and the Fund could lose the amount of its investment in the security. The extent of this risk varies based on the terms of the particular security and the financial condition of the issuer. A downgrade in an issuer's credit rating or other adverse news about an issuer, for any reason, can reduce the market value of that issuer's securities.

■

Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects lower-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of the Fund's lower-rated and unrated securities. Some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that the Fund might have difficulty selling them promptly at an acceptable price.

■

Extension Risk. Extension risk is the risk that, if interest rates rise rapidly, repayments of principal on certain debt securities may occur at a slower rate than expected, and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply. Extension risk is particularly prevalent for a callable security where an increase in interest rates could result in the issuer of that security choosing not to redeem the security as anticipated on the security's call date. Such a decision by the issuer could have the effect of lengthening the debt security's expected maturity, making it more vulnerable to interest rate risk and reducing its market value.

■

Reinvestment Risk. Reinvestment risk is the risk that when interest rates fall, the Fund may be required to reinvest the proceeds from a security's sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than non-callable bonds.

■

Prepayment Risk. Certain fixed-income securities (in particular mortgage-related securities) are subject to the risk of unanticipated prepayment. Prepayment risk is the risk that, when interest rates fall, the issuer will redeem the security prior to the security's expected maturity, or that borrowers will repay the loans that underlie these fixed-income securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to expected maturity. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security's price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.

7	Oppenheimer Core Bond Fund/VA

■

Event Risk. If an issuer of debt securities is the subject of a buyout, debt restructuring, merger or recapitalization that increases its debt load, it could interfere with its ability to make timely payments of interest and principal and cause the value of its debt securities to fall.

Credit Quality. The Fund may invest in securities that are rated or unrated. "Investment-grade" securities are those rated within the four highest rating categories by nationally recognized statistical rating organizations such as Moody's or Standard & Poor's (or, in the case of unrated securities, determined by the investment adviser to be comparable to securities rated investment-grade). "Below-investment-grade" securities are those that are rated below those categories, which are also referred to as "junk bonds." While securities rated within the fourth highest category by Standard & Poor's (meaning BBB+, BBB or BBB-) or by Moody's (meaning Baa1, Baa2 or Baa3) are considered "investment-grade," they have some speculative characteristics. If two or more nationally recognized statistical rating organizations have assigned different ratings to a security, the investment adviser uses the highest rating assigned.

Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Rating organizations might not change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer's ability to make timely payments on its obligations. In selecting securities for its portfolio and evaluating their income potential and credit risk, the Fund does not rely solely on ratings by rating organizations but evaluates business, economic and other factors affecting issuers as well. Many factors affect an issuer's ability to make timely payments, and the credit risk of a particular security may change over time. The investment adviser also may use its own research and analysis to assess those risks. If a bond is insured, it will usually be rated by the rating organizations based on the financial strength of the insurer. The rating categories are described in an Appendix to the Statement of Additional Information.

Unrated Securities. Because the Fund purchases securities that are not rated by any nationally recognized statistical rating organization, the investment adviser may internally assign ratings to those securities, after assessing their credit quality and other factors, in categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the investment adviser's credit analysis process is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization. Unrated securities are considered "investment-grade" or "below-investment-grade" if judged by the investment adviser to be comparable to rated investment-grade or below-investment-grade securities. The investment adviser's rating does not constitute a guarantee of the credit quality. In addition, some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that the Fund might have difficulty selling them promptly at an acceptable price.

In evaluating the credit quality of a particular security, whether rated or unrated, the investment adviser will normally take into consideration a number of factors such as, if applicable, the financial resources of the issuer, the underlying source of funds for debt service on a security, the issuer's sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation, the degree of community support for the financed facility, the capabilities of the issuer's management, and regulatory factors affecting the issuer or the particular facility.

A reduction in the rating of a security after the Fund buys it will not require the Fund to dispose of the security. However, the investment adviser will evaluate such downgraded securities to determine whether to keep them in the Fund's portfolio.

     Risks of Below-Investment-Grade Securities. Below-investment-grade securities (also referred to as "junk bonds") generally have higher yields than securities rated in the investment-grade categories but also have higher risk profiles. Below-investment-grade securities are considered to be speculative and entail greater risk with respect to the ability of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than investment-grade securities, especially during times of weakening economic conditions or rising interest rates. These additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund's net asset value may be affected by declines in the value of below-investment-grade securities. The major risks of below-investment-grade securities include:

■

Prices of below-investment-grade securities may be subject to extreme price fluctuations, even under normal market conditions. Adverse changes in an issuer's industry and general economic conditions may have a greater impact on the prices of below-investment-grade securities than on the prices of higher-rated fixed-income securities.

■

Below-investment-grade securities may be issued by less creditworthy issuers and may be more likely to default than investment-grade securities. Issuers of below-investment-grade securities may have more outstanding debt relative to their assets than issuers of investment-grade securities. Issuers of below-investment-grade securities may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

■

In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of the holders of below-investment-grade securities.

■

Below-investment-grade securities may be less liquid than higher rated fixed-income securities, even under normal market conditions. There are fewer dealers in the below-investment-grade securities market and there may be significant differences in the prices quoted by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund's securities than is the case with securities trading in a more liquid market.

■

Below-investment-grade securities typically contain redemption provisions that permit the issuer of the securities containing such provisions to redeem the securities at its discretion. If the issuer redeems below-investment-grade securities, the Fund may have to invest the proceeds in securities with lower yields and may lose income.

■

Below-investment-grade securities markets may be more susceptible to real or perceived adverse credit, economic, or market conditions than higher rated securities.

Duration.  The Fund expects that under normal market conditions it will seek to maintain a weighted average effective portfolio duration of three to six years. While the Fund seeks to maintain a weighted average effective portfolio duration of three to six years, the weighted average maturity of the Fund's portfolio can differ from its duration target, and the Fund can hold securities having long, medium and short maturities.

8	Oppenheimer Core Bond Fund/VA

Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. "Effective duration" attempts to measure the expected percentage change in the value of a bond or portfolio resulting from a change in prevailing interest rates. The change in the value of a bond or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond's value to decline about 3% while a 1% decrease in general interest rates would be expected to cause the bond's value to increase 3%.

The "maturity" of a security (the date when its principal repayment is due) differs from its effective duration, which attempts to measure the expected volatility of the security's price to interest rate changes. The Fund measures the duration of its entire portfolio of securities on a dollar-weighted basis using the effective duration of the securities included in the portfolio and the amount invested in each of those securities, and tries to maintain a weighted average effective duration of its portfolio of three to six years, under normal market conditions (that is, when financial markets are not in an unstable or volatile state). However, duration cannot be relied on as an exact prediction of future volatility. There can be no assurance that the Fund will achieve its targeted portfolio duration.

Duration calculations rely on a number of assumptions and variables based on the historic performance of similar securities. Therefore, duration can be affected by unexpected economic events or conditions relating to a particular security. In the case of mortgage-related securities, duration calculations are based on historic rates of prepayments of underlying mortgages. If the mortgages underlying the Fund's investments are prepaid more rapidly or more slowly than expected, the duration calculation for that security may not be correct.

U.S. Government Securities. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. Some of those securities are directly issued by the U.S. Treasury and are backed by the full faith and credit of the U.S. government. "Full faith and credit" means that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security.

Some securities issued by U.S. government agencies, such as Government National Mortgage Association pass-through mortgage obligations ("Ginnie Maes"), are also backed by the full faith and credit of the U.S. government. Others are supported by the right of the agency to borrow an amount from the U.S. government (for example, "Fannie Mae" bonds issued by the Federal National Mortgage Association and "Freddie Mac" obligations issued by the Federal Home Loan Mortgage Corporation). Others are supported only by the credit of the agency (for example, obligations issued by the Federal Home Loan Banks). In September 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation into conservatorship. The U.S. Treasury also entered into a secured lending credit facility with those companies and a preferred stock purchase agreement. Under the preferred stock purchase agreement, the Treasury ensures that each company maintains a positive net worth.

     U.S. Treasury Securities. Treasury securities are backed by the full faith and credit of the United States for payment of interest and repayment of principal and have relatively little credit risk. Some of the securities that are issued directly by the U.S. Treasury are: Treasury bills (having maturities of one year or less when issued), Treasury notes (having maturities of from one to ten years when issued), Treasury bonds (having maturities of more than ten years when issued) and Treasury Inflation-Protection Securities ("TIPS"). While U.S. Treasury securities have little credit risk, prior to their maturity they are subject to price fluctuations from changes in interest rates.

     Mortgage-Related Government Securities. Mortgage-related government securities include interests in pools of residential or commercial mortgages, in the form of "pass-through" mortgage securities. They may be issued or guaranteed by the U.S. government or its agencies and instrumentalities. Mortgage-related U.S. government securities may be issued in different series, each having different interest rates and maturities.

Mortgage-related securities that are U.S. government securities have collateral to secure payment of interest and principal. The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S. government agency. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the rate of payments of the underlying mortgages and are subject to prepayment and extension risks.

Private-Issuer Securities. The Fund can also invest in securities issued by private issuers, such as corporations, banks, savings and loans, and other entities, including mortgage-related securities. Securities issued by private issuers are subject to greater credit risks than U.S. government securities.

     Mortgage-Related Private Issuer Securities. Primarily these investments include multi-class debt or pass-through certificates secured by mortgage loans, which may be issued by banks, savings and loans, mortgage bankers and other non-governmental issuers.  Private-issuer mortgage-backed securities may include loans on residential or commercial properties.

Mortgage-related securities, including collateralized mortgage obligations ("CMOs"), issued by private issuers are not U.S. government securities, which makes them subject to greater credit risks. Private issuer securities are subject to the credit risks of the issuers as well as to interest rate risks, although in some cases they may be supported by insurance or guarantees. The prices and yields of private issuer mortgage-related securities are also subject to prepayment and extension risk. The market for private-issuer mortgage-backed securities may be volatile at times and may be less liquid than the markets for other types of securities.

Asset-Backed Securities. Asset-backed securities are fractional interests in pools of loans, receivables or other assets. They are issued by trusts or other special purpose vehicles and are collateralized by the loans, receivables or other assets that make up the pool. The trust or other issuer passes the income from the underlying asset pool to the investor. Neither the Fund nor the Sub-Adviser selects the loans, receivables or other assets that are included in the pools or the collateral backing those pools. Asset-backed securities are subject to interest rate risk and credit risk. These securities are subject to the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool. Certain asset-backed securities are subject to prepayment and extension risks.

Foreign Investing. The Fund can buy a variety of securities issued by foreign governments and other foreign issuers, as well as "supra-national" entities, such as the World Bank. The Fund's foreign investments primarily include bonds, debentures and notes. The Fund's foreign investments can be denominated in U.S. dollars or in foreign currencies and may be in both developed and emerging markets. Debt securities issued by a foreign government may not be supported by the "full faith and credit" of that government.

9	Oppenheimer Core Bond Fund/VA

Risks of Foreign Investing. Securities traded in foreign markets often involve special risks not present in U.S. investments that can increase the chances the Fund will lose money. Additional information regarding certain of the risks associated with foreign investing is provided below.

■

Foreign Market Risk. If there are fewer investors in a particular foreign market, securities traded in that market may be less liquid and more volatile than U.S. securities and more difficult to price. Foreign markets may also be subject to delays in the settlement of transactions and difficulties in pricing securities. If the Fund is delayed in settling a purchase or sale transaction, it may not receive any return on the invested assets or it may lose money if the value of the security declines. It may also be more expensive for the Fund to buy or sell securities in certain foreign markets than in the United States, which may increase the Fund's expense ratio.

■

Foreign Economy Risk. Foreign economies may be more vulnerable to political or economic changes than the U.S. economy. They may be more concentrated in particular industries or may rely on particular resources or trading partners to a greater extent. Certain foreign economies may be adversely affected by shortages of investment capital or by high rates of inflation. Changes in economic or monetary policy in the U.S. or abroad may also have a greater impact on the economies of certain foreign countries.

■

Foreign Governmental and Regulatory Risks. Foreign companies may not be subject to the same accounting and disclosure requirements as U.S. companies. As a result there may be less accurate information available regarding a foreign company's operations and financial condition. Foreign companies may be subject to capital controls, nationalization, or confiscatory taxes. There may be less government regulation of foreign issuers, exchanges and brokers than in the United States. Some countries also have restrictions that limit foreign ownership and may impose penalties for increases in the value of the Fund's investment. The value of the Fund's foreign investments may be affected if it experiences difficulties in enforcing legal judgments in foreign courts.

■

Foreign Currency Risk. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. If the U.S. dollar rises in value against a foreign currency, a security denominated in that currency will be worth less in U.S. dollars and if the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency will be worth more in U.S. dollars. The dollar value of foreign investments may also be affected by exchange controls. Foreign currency exchange transactions may impose additional costs on the Fund. The Fund can also invest in derivative instruments linked to foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of derivatives linked to that foreign currency. The Sub-Adviser's selection of foreign currency denominated investments may not perform as expected. Currency derivative investments may be particularly volatile and subject to greater risks than other types of foreign-currency denominated investments.

■

Foreign Custody Risk. There may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. There may also be an increased risk of loss of portfolio securities.

■

Time Zone Arbitrage. If the Fund invests a significant amount of its assets in foreign securities, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the New York Stock Exchange that day, when the Fund's net asset value is calculated. If such time zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Fund's use of "fair value pricing" under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Sub-Adviser and the Board believe to be their fair value, may help deter those activities.

■

Globalization Risks. The growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the United States or abroad, or a slowdown in the U.S. economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries.

■

Regional Focus. At times, the Fund might increase the relative emphasis of its investments in a particular region of the world. Securities of issuers in a region might be affected by changes in economic conditions or by changes in government regulations, availability of basic resources or supplies, or other events that affect that region more than others. If the Fund has a greater emphasis on investments in a particular region, it may be subject to greater risks from adverse events that occur in that region than a fund that invests in a different region or that is more geographically diversified. Political, social or economic disruptions in the region may adversely affect the values of the Fund's holdings.

Risks of Developing and Emerging Markets. Investments in developing and emerging market countries are subject to all the risks associated with foreign investing, which may be greater for such investments. Investments in securities of issuers in developing or emerging market countries may be considered speculative. Additional information regarding certain of the risks associated with investing in developing and emerging markets is provided below.

■

Less Developed Securities Markets. Developing or emerging market countries may have less well-developed securities markets and exchanges. Consequently they have lower trading volume than the securities markets of more developed countries and may be substantially less liquid than those of more developed countries.

■

Transaction Settlement. Settlement procedures in developing or emerging markets may differ from those of more established securities markets, and settlement delays may result in the inability to invest assets or to dispose of portfolio securities in a timely manner. As a result there could be subsequent declines in the value of the portfolio security, a decrease in the level of liquidity of the portfolio or, if there is a contract to sell the security, a possible liability to the purchaser.

■

Price Volatility. Securities prices in developing or emerging markets may be significantly more volatile than is the case in more developed nations of the world, which may lead to greater difficulties in pricing securities.

■

Less Developed Governments and Economies. The governments of developing or emerging market countries may be more unstable than the governments of more developed countries. In addition, the economies of developing or emerging market countries may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Developing or emerging market countries may be subject to social, political, or economic instability. Further, the value of the currency of a developing or emerging market country may fluctuate more than the currencies of countries with more mature markets.

10	Oppenheimer Core Bond Fund/VA

■

Government Restrictions. In certain developing or emerging market countries, government approval may be required for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. Other government restrictions may include confiscatory taxation, expropriation or nationalization of company assets, restrictions on foreign ownership of local companies, protectionist measures, and practices such as share blocking.

■

Privatization Programs. The governments in some developing or emerging market countries have been engaged in programs to sell all or part of their interests in government-owned or controlled enterprises. However, in certain developing or emerging market countries, the ability of foreign entities to participate in privatization programs may be limited by local law. There can be no assurance that privatization programs will be successful.

Derivative Investments. The Fund can invest in "derivative" instruments. A derivative is an instrument whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency.  Derivatives may allow the Fund to increase or decrease its exposure to certain markets or risks.

The Fund may use derivatives to seek to increase its investment return or for hedging purposes. The Fund is not required to use derivatives in seeking its investment objective or for hedging and might not do so.

     Futures, swaps and "structured" notes are some of the types of derivatives the Fund can use. The Fund may also use other types of derivatives that are consistent with its investment strategies or for hedging purposes.

Total Return Swaps. In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or asset or basket of securities or assets or a non-asset reference such as a securities or other type of index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference.

     Risks of Total Return Swaps. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.

Interest Rate Futures. The Fund may use interest rate futures to manage exposure to interest rate risk or protect the Fund from fluctuations in the value of securities. An interest rate future is a contract for the future delivery of a debt security for a price based on the current value of the security. An interest rate future obligates the seller to deliver (and the purchaser to take) cash or the specified type of debt security to settle the futures transaction at its maturity. Either party could also enter into an offsetting contract to close out the position. For example, to seek to mitigate the risk that increasing prevailing interest rates may decrease the value of the Fund's portfolio securities, the Fund might sell a U.S. Treasury bond future obligating it to sell a U.S. Treasury bond on a future date for an amount based on the current value of the bond. If prevailing interest rates rise, the Fund would be expected to be able to enter into an offsetting contract at a gain.

     Risks of Interest Rate Futures. Interest rate futures expose the Fund to price fluctuations resulting from interest rate changes. If interest rates rise when the Fund has purchased an interest rate future, the Fund could suffer a loss in its futures positions. If interest rates fall when the Fund has sold an interest rate future, the Fund could similarly suffer a loss. The market value of interest rate futures may not move in concert with the value of the securities the Fund wishes to hedge or intends to purchase. Further, a lack of market liquidity could make it difficult to close out futures positions.

Credit Default Swaps. A credit default swap enables an investor to buy or sell protection against a credit event with respect to an issuer, such as an issuer's failure to make timely payments of interest or principal on its debt obligations, bankruptcy or restructuring. A credit default swap may be embedded within a structured note or other derivative instrument.

Generally, if the Fund buys credit protection using a credit default swap, the Fund will make fixed payments to the counterparty and if a credit event occurs with respect to the applicable issuer, the Fund will deliver the issuer's defaulted bonds underlying the swap to the swap counterparty and the counterparty will pay the Fund par for the bonds. If the Fund sells credit protection using a credit default swap, generally the Fund will receive fixed payments from the counterparty and if a credit event occurs with respect to the applicable issuer, the Fund will pay the swap counterparty par for the issuer's defaulted bonds and the swap counterparty will deliver the bonds to the Fund. Alternatively, a credit default swap may be cash settled and the buyer of protection would receive the difference between the par value and the market value of the issuer's defaulted bonds from the seller of protection. If the credit default swap is on a basket of issuers, the notional value of the swap is reduced by the amount represented by that issuer, and the fixed payments are then made on the reduced notional value.

         Risks of Credit Default Swaps. Credit default swaps are subject to credit risk of the underlying issuer and to counterparty credit risk. If the counterparty fails to meet its obligations, the Fund may lose money. Credit default swaps are also subject to the risk that the Fund will not properly assess the risk of the underlying issuer. If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. If the Fund is buying credit protection, there is a risk that no credit event will occur and the Fund will receive no benefit for the premium paid.

Interest Rate Swaps.  In an interest rate swap, the Fund and another party exchange the right to receive interest payments. For example, they might swap the right to receive floating rate payments based on a reference rate for the right to receive fixed rate payments. An interest rate swap enables an investor to buy or sell protection against changes in an interest rate. An interest rate swap may be embedded within a structured note or other derivative instrument.

         Risks of Interest Rate Swaps. Interest rate swaps are subject to interest rate risk and credit risk. An interest rate swap transaction could result in losses if the underlying asset or reference rate does not perform as anticipated. Interest rate swaps are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.

"Structured" Notes . "Structured" notes are specially-designed derivative debt instruments. The terms of the instrument may be determined or "structured" by the purchaser and the issuer of the note. Payments of principal or interest on these notes may be linked to the value of an index (such as a currency or securities index), one or more securities, a commodity or the financial performance of one or

11	Oppenheimer Core Bond Fund/VA

more obligors. The value of these notes will normally rise or fall in response to the changes in the performance of the underlying security, index, commodity or obligor.

     Risks of "Structured" Notes. Structured notes are subject to interest rate risk. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or obligor. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult to value them or sell them at an acceptable price. In some cases, the Fund may enter into agreements with an issuer of structured notes to purchase a minimum amount of those notes over time.

In some cases, the Fund may invest in structured notes that pay an amount based on a multiple of the relative change in value of the underlying investment or index. This type of note increases the potential for income but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Hedging. Hedging transactions are intended to reduce the risks of securities in the Fund's portfolio. If the Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, however, the hedge might be unsuccessful or could reduce the Fund's return or create a loss.

     Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. The underlying security, obligor or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. For some derivatives, it is possible to lose more than the amount invested in the derivative investment. In addition, some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and may increase portfolio turnover. Derivatives are subject to credit risk, since the Fund may lose money on a derivative investment if the issuer or counterparty fails to pay the amount due. As a result of these risks, the Fund could realize little or no income or lose money from the investment, or the use of a derivative for hedging might be unsuccessful.

In addition, under financial reform legislation currently being implemented, certain over-the-counter derivatives, including certain interest rate swaps and certain credit default swaps, are (or soon will be) required to be executed on a regulated market and/or cleared through a clearinghouse, which may result in increased margin requirements and costs for the Fund. It is unclear how these regulatory changes will affect counterparty risk, and entering into a derivative transaction that is cleared may entail further risks and costs, including the counterparty risk of the clearinghouse and the futures commission merchant through which the Fund accesses the clearinghouse.

Other Investment Strategies and Risks. The Fund can also use the investment techniques and strategies described below. The Fund might not use all of these techniques or strategies or might only use them from time to time.

Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Fund's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act of 1940 that apply to publicly-sold mutual funds.

Failure by the Fund to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Fund's investment decisions in a way that could reduce its performance.

Forward Rolls. The Fund can enter into "forward roll" transactions (also referred to as "mortgage dollar rolls") with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund will bear the risk that the market value of the securities might decline below the price at which the Fund is obligated to repurchase them or that the counterparty might default in its obligations.

A substantial portion of the Fund's assets may be subject to forward roll transactions at any given time.

Zero-Coupon Securities. The Fund may invest in "zero-coupon" securities, which pay no interest prior to their maturity date or another specified date in the future but are issued at a discount from their face value. Interest rate changes generally cause greater fluctuations in the prices of zero-coupon securities than in interest-paying securities of the same or similar maturities. The Fund may be required to pay a dividend of the imputed income on a zero-coupon security, at a time when it has not actually received the income.

Stripped Securities. "Stripped" securities are the separate income or principal components of a debt security, such as Treasury securities whose coupons have been stripped by a Federal Reserve Bank. Some mortgage-related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest payments, all the principal payments or some proportional amount of interest and principal. Interest rate changes may cause greater fluctuations in the prices of stripped securities than in other debt securities of the same or similar maturities. The market for these securities may be limited, making it difficult for the Fund to sell its holdings at an acceptable price. The Fund may be required to pay out the imputed income on a stripped security as a dividend, at a time when it has not actually received the income.

     The Fund can invest up to 50% of its total assets in zero-coupon securities issued by either the U.S. Treasury or by private issuers.

Participation Interests in Loans . These investments represent an undivided fractional interest in a loan obligation of a borrower. They are typically purchased from banks or dealers that have made the loan, or are members of the loan syndicate, and that act as the servicing agent for the interest. The loans may be to foreign or U.S. borrowers, may be collateralized or uncollateralized and may be rated investment-grade or below or may be unrated. Participation interests are subject to the credit risk of the servicing agent as well as the credit risk of the borrower. If the Fund purchases a participation interest, it may be only able to enforce its rights through the lender. In

12	Oppenheimer Core Bond Fund/VA

some cases, these participation interests may be partially "unfunded," meaning that the Fund may be required to advance additional money on future dates.

     The Fund does not invest more than 5% of its net assets in loan participation interests with respect to any one borrower.

Money Market Instruments. The Fund may invest in money market instruments. Money market instruments are short-term, US dollar-denominated debt instruments issued or guaranteed by domestic and foreign corporations and financial institutions, the U.S. government, its agencies and instrumentalities and other entities. Money market instruments include certificates of deposit, commercial paper, repurchase agreements, treasury bills and other short term debt obligations that have a final maturity, as defined under rules under the Investment Company Act of 397 days or less. They may have fixed, variable or floating interest rates. Money market instruments are subject to certain risks, including the risk that an issuer of an obligation that the Fund holds might have its credit rating downgraded or might default on its obligations, or that interest rates might rise sharply, causing the value of the Fund's investments to fall.

Common Stock and Other Equity Investments. Equity securities include common stock, preferred stock, rights, warrants and certain securities that are convertible into common stock. Equity investments may be exchange-traded or over-the-counter securities.

The value of the Fund's portfolio may be affected by changes in the stock markets. Stocks and other equity securities fluctuate in price in response to changes to equity markets in general. Stock markets may experience significant short-term volatility and may fall sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

The prices of equity securities generally do not all move in the same direction at the same time. For example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen. A variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry. To the extent that securities of a particular type are emphasized, for example foreign stocks, stocks of small- or mid-cap companies, growth or value stocks, or stocks of companies in a particular industry, its share value may fluctuate more in response to events affecting the market for those types of securities.

■

Common stock represents an ownership interest in a company. It ranks below preferred stock and debt securities in claims for dividends and in claims for assets of the issuer in a liquidation or bankruptcy.

■

Preferred stock has a set dividend rate and ranks ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. The dividends on preferred stock may be cumulative (they remain a liability of the company until paid) or non-cumulative. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. If prevailing interest rates rise, the fixed dividend on preferred stock may be less attractive, which may cause the price of preferred stock to decline.

■

Warrants are options to purchase equity securities at specific prices that are valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and can be more volatile than the price of the underlying securities. If the market price of the underlying security does not exceed the exercise price during the life of the warrant, the warrant will expire worthless and any amount paid for the warrant will be lost. The market for warrants may be very limited and it may be difficult to sell a warrant promptly at an acceptable price. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

■

Convertible securities can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. Some convertible debt securities may be considered "equity equivalents" because of the feature that makes them convertible into common stock. Convertible securities may offer the Fund the ability to participate in stock market movements while also seeking some current income. Convertible securities may provide more income than common stock but they generally provide less income than comparable non-convertible debt securities. Most convertible securities will vary, to some extent, with changes in the price of the underlying common stock and are therefore subject to the risks of that stock. In addition, convertible securities may be subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. However, credit ratings of convertible securities generally have less impact on the value of the securities than they do for non-convertible debt securities. Some convertible preferred stocks have a mandatory conversion feature or a call feature that allows the issuer to redeem the stock on or prior to a mandatory conversion date. Those features could diminish the potential for capital appreciation on the investment.

Diversification and Concentration. The Fund is a diversified fund. It attempts to reduce its exposure to the risks of individual securities by diversifying its investments across a broad number of different issuers. The Fund will not concentrate its investments in issuers in any one industry. At times, however, the Fund may emphasize investments in some industries or sectors more than others. The prices of securities of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in response to events affecting that industry or sector. The Securities and Exchange Commission has taken the position that investment of more than 25% of a fund's total assets in issuers in the same industry constitutes concentration in that industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies; however, securities issued by any one foreign government are considered to be part of a single "industry."

Illiquid and Restricted Securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as "illiquid" securities. Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their

13	Oppenheimer Core Bond Fund/VA

resale are referred to as "restricted securities." Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.

     The Fund will not invest more than 15% of its net assets in illiquid securities. The Fund's holdings of illiquid securities are monitored on an ongoing basis to determine whether to sell any of those securities to maintain adequate liquidity.

Conflicts of Interest. The investment activities of the Manager, the Sub-Adviser and their affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager, the Sub-Adviser or their affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another fund or account holding investment positions that are adverse to the Fund's investment strategies or activities. Other funds or accounts advised by the Manager, the Sub-Adviser or their affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the Fund's investment strategies may be adversely affected. The Fund's investment performance will usually differ from the performance of other accounts advised by the Manager, the Sub-Adviser or their affiliates and the Fund may experience losses during periods in which other accounts they advise achieve gains. The Manager and the Sub-Adviser have adopted policies and procedures designed to address potential identified conflicts of interest, however, such policies and procedures may also limit the Fund's investment activities and affect its performance.

The Fund offers its shares to separate accounts of different insurance companies, as an investment for their variable annuity contracts, variable life insurance policies and other investment products. While the Fund does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Fund through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

Investments in Oppenheimer Institutional Money Market Fund. The Fund can invest its free cash balances in Class E shares of Oppenheimer Institutional Money Market Fund to provide liquidity or for defensive purposes. The Fund invests in Oppenheimer Institutional Money Market Fund, rather than purchasing individual short-term investments, to seek a higher yield than it could obtain on its own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, and is part of the Oppenheimer family of funds. It invests in a variety of short-term, high-quality, dollar-denominated money market instruments issued by the U.S. government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to the Fund directly. At the time of an investment, the Fund cannot always predict what the yield of the Oppenheimer Institutional Money Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As a shareholder, the Fund will be subject to its proportional share of the expenses of Oppenheimer Institutional Money Market Fund's Class E shares, including its advisory fee. However, the Manager will waive a portion of the Fund's advisory fee to the extent of the Fund's share of the advisory fee paid to the Manager by Oppenheimer Institutional Money Market Fund.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its total assets in investments that may be inconsistent with the Fund's principal investment strategies. Generally, the Fund would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments in which Oppenheimer Institutional Money Market Fund invests or in other short-term U.S. government securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests in these securities, it might not achieve its investment objective.

Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Fund may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. The Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during past fiscal years.

Changes To The Fund's Investment Policies. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares, however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. Shareholders will receive 60 days' advance notice of any change in the 80% investment policy described in "Principal Investment Strategies." The Fund's investment objective is not a fundamental policy. Investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy or restriction is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

Portfolio Holdings. The Fund's portfolio holdings are included in its semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Schedule of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund's first and third fiscal quarters. Therefore, the Fund's portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters. In addition, the Fund's portfolio holdings information, as of the end of each calendar month, may be posted and available on the Fund's website no sooner than 30 days after the end of each calendar month.

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

How the Fund is Managed

THE MANAGER AND THE SUB-ADVISER. OFI Global Asset Management, Inc., the Manager, is a wholly-owned subsidiary of OppenheimerFunds, Inc. The Manager oversees the Fund's investments and its business operations. OppenheimerFunds, Inc., the Sub- Adviser, chooses the Fund's investments and provides related advisory services. The Manager carries out its duties, subject to the policies

14	Oppenheimer Core Bond Fund/VA

established by the Fund's Board, under an investment advisory agreement with the Fund that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business. The Sub-Adviser has a sub-advisory agreement with the Manager and is paid by the Manager.

The Manager has been an investment adviser since 2012. The Sub-Adviser has been an investment adviser since 1960. The Manager and the Sub-Adviser are located at 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.60% on the first $1 billion of the average annual net assets, and 0.50% of average annual assets in excess of $1 billion, calculated on the daily net assets of the Fund. Under the sub-advisory agreement, the Manager pays the Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers) that it receives from the Fund as compensation for the provision of the investment advisory services. The Fund's advisory fee for its fiscal year ended December 31, 2014 was 0.60% of the Fund's average annual net assets for each class of shares, before any applicable waivers.

After discussions with the Fund's Board, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement" (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund's investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund's business) to annual rates of 0.75% for Non-Service Shares and 1.00% for Service Shares as calculated on the daily net assets of the Fund. The Manager has also contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investments in funds managed by the Manager or its affiliates.  Each of these fee waivers and/or expense reimbursements may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board.

The Fund's management fee and other annual operating expenses may vary in future years.

A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory contract is available in the Fund's Annual Report to shareholders for the year ended December 31, 2014.

Portfolio Managers. The Fund's portfolio is managed by Krishna Memani and Peter A. Strzalkowski, CFA, who are primarily responsible for the day-to-day management of the Fund's investments. Mr. Memani and Mr. Strzalkowski have been portfolio managers and Vice Presidents of the Fund since April 2009.

     Mr. Memani has been President of the Sub-Adviser since January 2013, Executive Vice President of the Manager since January 2014 and Chief Investment Officer of the OppenheimerFunds advisory entities since January 2014. He was Chief Investment Officer, Fixed Income of the Sub-Adviser from January 2013 to December 2013; Head of the Investment Grade Fixed Income Team of the Sub-Adviser from March 2009 to January 2014; Director of Fixed Income of the Sub-Adviser from October 2010 through December 2012 and Senior Vice President of the Sub-Adviser from March 2009 through December 2012. He was also Senior Vice President of OFI Global Institutional, Inc. from April 2009 through December 2012. Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities from June 2006 through January 2009. He was Chief Credit Strategist at Credit Suisse Securities from August 2002 through March 2006 and Managing Director and Senior Portfolio Manager at Putnam Investments from September 1998 through June 2002. Mr. Memani is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

     Mr. Strzalkowski has been a Vice President of the Sub-Adviser since August 2007 and a co-Team Leader for the Sub-Adviser's Investment Grade Fixed Income Team since January 2014.  He was a member of the Sub-Adviser's Investment Grade Fixed Income Team from April 2009 to January 2014. Mr. Strzalkowski was a Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded, from July 2006 through August 2007. He was a Senior Portfolio Manager at Highland Capital Management, L.P. from June 2005 through July 2006 and a Senior Fixed Income Portfolio Manager at Microsoft Corp. from June 2003 through June 2005. He was a Vice President and Senior Fixed Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group, from April 2000 through June 2003 and a Vice President and Fixed Income Portfolio Manager at Centura Banks from November 1998 through April 2000. Mr. Strzalkowski is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

     The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.

15	Oppenheimer Core Bond Fund/VA

MORE ABOUT YOUR INVESTMENT

How to Buy and Sell Shares

You may only submit instructions for buying or selling shares of the Fund to your insurance company or its servicing agent, not directly to the Fund or its Transfer Agent. Information about your investment in the Fund can only be obtained from your participating insurance company or its servicing agent. The Fund's Transfer Agent does not hold or have access to those records.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund currently offers two different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices. The Service Shares are subject to a distribution and service plan. The expenses of that plan are described below. The Non-Service Shares are not subject to a service and distribution plan.

THE PRICE OF FUND SHARES. Fund shares are sold to participating insurance companies, and are redeemed, at their net asset value per share. The net asset value that applies to a purchase order is the next one calculated after the insurance company (as the Fund's designated agent to receive purchase orders) receives the order from its contract owner, in proper form. Fund shares are redeemed at the next net asset value calculated after the insurance company (as the Fund's designated agent to receive purchase orders) receives the order from its contract owner, in proper form. The Fund's Transfer Agent generally must receive the purchase or redemption order from the insurance company by 9:30 a.m. Eastern Time on the next regular business day.

The Fund does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Fund shares are purchased, they are described in the accompanying prospectus of the participating insurance company. The participating insurance company's prospectus may also include information regarding the time you must submit your purchase and redemption orders.

The sale and redemption price for Fund shares will change from day to day because the value of the securities in its portfolio and its expenses fluctuate. The redemption price will normally differ for different classes of shares. The redemption price of your shares may be more or less than their original cost.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the New York Stock Exchange (NYSE), on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern Time, but may close earlier on some days.

The Fund determines the net assets of each class of shares by subtracting the class-specific expenses and the amount of the Fund's liabilities attributable to the share class from the market value of the Fund's securities and other assets attributable to the share class. The Fund's "other assets" might include, for example, cash and interest or dividends from its portfolio securities that have been accrued but not yet collected. The Fund's securities are valued primarily on the basis of current market quotations.

The net asset value per share for each share class is determined by dividing the net assets of the class by the number of outstanding shares of that class. The current net asset value per share of the Fund is available on our website at www.oppenheimerfunds.com.

       Fair Value Pricing. If market quotations are not readily available or (in the Sub-Adviser's judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset value is calculated that day, an event occurs that the Sub-Adviser learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Board believes would more accurately reflect the security's fair value.

In determining whether current market prices are readily available and reliable, the Sub-Adviser monitors the information it receives in the ordinary course of its investment management responsibilities. It seeks to identify significant events that it believes, in good faith, will affect the market prices of the securities held by the Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster).

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Sub-Adviser's "Valuation Committee." Those determinations may include consideration of recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. Fair value determinations by the Sub-Adviser are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined.

The Fund's use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its net asset value per share.

     Pricing Foreign Securities. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market movements, may occur during that time that could potentially affect the values of foreign securities held by the Fund.

The Sub-Adviser believes that foreign securities values may be affected by volatility that occurs in U.S. markets after the close of foreign securities markets. The Sub-Adviser's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

16	Oppenheimer Core Bond Fund/VA

How Can You Buy Fund Shares? Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Fund as an investment option. That prospectus will indicate which share class you may be eligible to purchase.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund's best interest to do so.

How Can You Redeem Fund Shares? Only the participating insurance companies that hold Fund shares in their separate accounts can place orders to redeem shares. Contract holders and policy holders should not directly contact the Fund or its transfer agent to request a redemption of Fund shares. The Fund normally sends payment by Federal Funds wire to the insurance company's account on the next business day after the Fund receives the order (and no later than seven days after the Fund's receipt of the order). Under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

Redemptions "In-Kind." Shares may be "redeemed in-kind" under certain circumstances (such as redemptions of substantial amounts of shares by shareholders that have consented to such in kind redemptions). That means that the redemption proceeds will be paid to the participating insurance companies in securities from the Fund's portfolio. If the Fund redeems shares in-kind, the insurance company accounts may bear transaction costs and will bear market risks until such securities are converted into cash.

Frequent Purchase and Redemption Limitations

The Board has adopted a policy to discourage and seek to limit or eliminate frequent purchases or redemptions of shares of the Fund by shareholders or authorized broker-dealer representatives of shareholders, in order to prevent the negative impacts, if any, that this activity may impose on other shareholders of the Fund. Negative impacts may include, without limitation, interference with portfolio management, increased taxes on portfolio securities, diminishment of Fund performance due to the need to sell portfolio securities at less favorable prices, increases in portfolio and administrative transaction costs resulting from large volumes of frequent purchase or redemption activity, and the possible dilution of Fund yields as a result of such activity. In addition, a Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of that Fund's portfolio securities and the determination of the Fund's net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for Funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "Fair Value Pricing" above.

There is no guarantee that this policy, described below, will be sufficient to identify and prevent all frequent purchases or redemptions that may have negative impacts to the Fund. In addition, the implementation of the Fund's policy involves judgments that are inherently subjective and involve some selectivity in their application. The Fund, however, seeks to make judgments that are consistent with the interests of the Fund's shareholders. No matter how the Fund defines frequent purchases or redemptions, other purchases and sales of Fund shares may have adverse effects on the management of the Fund's portfolio and its performance. Additionally, due to the complexity and subjectivity involved in identifying certain frequent trading and the volume of Fund shareholder transactions, there can be no guarantee that the Fund will be able to identify violations of the policy or to reduce or eliminate all detrimental effects of frequent purchases or redemptions.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to the Fund or its long-term shareholders.

The Fund does not offer an exchange privilege.

Right to Refuse Any Purchase Orders. The Fund may refuse, or cancel as permitted by law, any purchase order in its discretion for any reason at any time, and is not obligated to provide notice before rejecting or canceling an order.

Right to Terminate or Suspend Account Privileges. The Fund may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policy described in this prospectus. As part of the Fund's policy to detect and deter frequent purchases and redemptions, the Fund may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control. The Fund may send a written warning to a shareholder that it believes may be engaging in disruptive or excessive trading activity; however, the Fund reserves the right to suspend or terminate the ability to purchase shares, with or without warning, for any account that the Fund determines, in the exercise of its discretion, has engaged in such trading activity.

Monitoring the Policy. The Fund does not have the ability to directly monitor trading activity in the accounts of policy or contract owners ("contract owner accounts") within the participating insurance companies' accounts. Participating insurance companies will generally enter into written agreements which require the participating insurance company to provide underlying shareholder or account data at the Fund's reasonable request. The Fund's ability to monitor and deter excessive short-term trading in insurance company accounts ultimately depends on the capability and diligence of each participating insurance company, under its agreement with the Fund, in monitoring and controlling the trading activity of the policy or contract owners in the insurance company's accounts. Overall purchase and redemption activity in contract owner accounts will be monitored to identify patterns that may suggest frequent trading by the underlying owners. Participating insurance companies will be permitted to apply the Fund's policy or their own frequent trading policy if the latter is more restrictive. In cases where a participating insurance company's more restrictive policy is applied, the Fund will rely on the participating insurance company to monitor frequent trading activity in accordance with its policy. The Fund may request individual account or transaction information, and based on the information and data it receives, will apply its policy to review transactions that may

17	Oppenheimer Core Bond Fund/VA

constitute frequent purchase or exchange activity. The Fund may prohibit, in its sole discretion, purchases of Fund shares by a participating insurance company or by some or all of its clients.

You should refer to the prospectus for your insurance company variable annuity contract for specific information about the insurance company's policies. Under certain circumstances, policy or contract owners may be required to transmit purchase or redemption orders only by first class U.S. mail.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan for Service Shares to pay the Distributor for distribution related services, personal services and account maintenance for those shares. Under the Plan, the Fund pays the Distributor quarterly at an annual rate of up to 0.25% of the daily net assets of the Fund's Service Shares. Because these fees are paid out of the Fund's assets on an on-going basis, over time they will increase the operating expenses of the Service Shares and may cost you more than other types of fees or sales charges. As a result, the Service Shares may have lower performance compared to the Fund's shares that are not subject to a service fee.

     Use of Plan Fees: The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product for providing personal services and account maintenance for variable contract owners that hold Service Shares.

Payments to Financial Intermediaries and Service Providers. The Sub-Adviser and/or the Distributor, Transfer Agent and/or Sub-Transfer Agent, at their discretion, may also make payments to brokers-dealers, other financial intermediaries, including the insurance companies that offer the Fund as an investment option, or to service providers for some or all of the following services- distribution, promotional and marketing support, shareholder servicing, operational and recordkeeping, sub-accounting, networking or administrative services.

Those payments for distribution or promotional and marketing support are made out of the Sub-Adviser's and/or the Distributor's own resources and/or assets, including from the revenues or profits derived from the advisory fees the Sub-Adviser receives from the Fund. Those payments, which may be substantial, are paid to many financial intermediaries having business relationships with the Sub-Adviser, and/or the Distributor, and are in addition to any payments made pursuant to an applicable 12b-1 plan and are separate from any commissions the Distributor pays to these firms out of the sales charges paid by investors or transfer agency fees paid by the Fund to the Transfer Agent.

Payments made by the Sub-Adviser, and/or the Distributor, the Transfer Agent and Sub-Transfer Agent from their own resources are not reflected in the tables in the "Fees and Expenses of the Fund" section of this prospectus because they are not paid by the Fund.

The financial intermediaries that may receive those payments include broker-dealers and other financial intermediaries that offer and sell Fund shares to their clients, provide shareholder services to the Fund, provide promotional and marketing services and/or operational and recordkeeping, networking or sub-accounting services to the Sub-Adviser, Distributor, the Transfer Agent and Sub-Transfer Agent, and receive compensation for those activities. The financial intermediaries that may receive payments include broker dealers, financial advisors, registered investment advisers, sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee-based programs, sponsors of college and retirement savings programs, banks, trust companies, retirement plan or qualified tuition program administrators, third party administrators and other financial intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses and asset retention items, paid by the Sub-Adviser or the Distributor, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that financial intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that financial intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give a financial intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the financial intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the financial intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Sub-Adviser or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA")) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Sub-Adviser or Distributor does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the financial intermediary, sales of Fund shares, the redemption rates on accounts of clients of the financial intermediary or overall asset levels of Oppenheimer funds held for or by clients of the financial intermediary, the willingness of the financial intermediary to allow the Distributor to provide educational and training support for the financial intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the financial intermediary's sales system, as well as the overall quality of the services provided by the financial intermediary and the Sub-Adviser or Distributor's relationship with the financial intermediary. The Sub-Adviser and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Sub-Adviser or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Sub-Adviser and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Transfer Agent or Sub-Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided, such as sub-transfer agency services for shareholders or retirement plan participants,

18	Oppenheimer Core Bond Fund/VA

omnibus accounting or sub-accounting, participation in networking arrangements, operational and recordkeeping and other administrative services. Financial intermediaries that may receive these fees for providing services may include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, broker-dealers, and insurance companies that offer variable annuity or variable life insurance products, and other financial intermediaries. These fees may be used by the financial intermediary to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

The Statement of Additional Information contains more information about revenue sharing and operational and recordkeeping, networking and sub-accounting payments made by the Sub-Adviser, Distributor, Transfer Agent or Sub-Transfer Agent. Your broker-dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Sub-Adviser, Distributor, Transfer Agent or Sub-Transfer Agent, or any other fees or expenses it charges.

19	Oppenheimer Core Bond Fund/VA

Dividends, Capital Gains and Taxes

DIVIDENDS AND DISTRIBUTIONS. The Fund intends to declare and pay dividends annually from any net investment income. The Fund may also realize capital gains on the sale of portfolio securities, in which case it will make distributions of any net short-term capital gains and it may make distributions out of any net long-term capital gains annually. The Fund may also make supplemental distributions of dividends and capital gains following the end of its fiscal year. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or capital gains distributions in a particular year.

Dividends and distributions are paid separately for each share class. Because of the higher expenses on Service Shares, the dividends and capital gains distributions paid on those shares will generally be lower than for other Fund shares.

Receiving Dividends and Distributions. Any dividends and capital gains distributions will be automatically reinvested in additional Fund shares for the account of the participating insurance company, unless the insurance company elects to have dividends or distributions paid in cash.

TAXES. For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying variable contract prospectus of your participating insurance company. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, any dividends from net investment income and distributions of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company. However, those payments may affect the tax basis of certain types of distributions from those accounts.

The Fund has qualified and intends to qualify each year to be taxed as a regulated investment company under the Internal Revenue Code by satisfying certain income, asset diversification and income distribution requirements, but might not so qualify. In each year that it qualifies as a regulated investment company, the Fund will not be subject to federal income taxes on its income that it distributes to shareholders.

This information is only a summary of certain Federal income tax information about your investment. You are encouraged to consult your tax adviser about the effect of an investment in the Fund on your particular tax situation and about any changes to the Internal Revenue Code that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent registered public accounting firm. KPMG LLP's report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

20	Oppenheimer Core Bond Fund/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$7.83	$8.26	$7.88	$7.73	$7.07
Income (loss) from investment operations:
Net investment income[2]	0.30	0.36	0.35	0.36	0.40
Net realized and unrealized gain (loss)	0.26	(0.37)	0.44	0.25	0.40
Total from investment operations	0.56	(0.01)	0.79	0.61	0.80
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.43)	(0.42)	(0.41)	(0.46)	(0.14)
Net asset value, end of period	$7.96	$7.83	$8.26	$7.88	$7.73

Total Return, at Net Asset Value[3]	7.27%	(0.10)%	10.29%	8.27%	11.42%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$90,757	$96,785	$116,989	$122,271	$132,557
Average net assets (in thousands)	$94,336	$105,012	$119,547	$127,341	$136,333
Ratios to average net assets:[4]
Net investment income	3.72%	4.51%	4.34%	4.71%	5.32%
Total expenses[5]	0.80%	0.80%	0.77%	0.77%	0.79%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.75%	0.75%	0.75%	0.70%
Portfolio turnover rate[6]	127%	115%	140%	99%	98%

1.	December 30, 2011 represents the last business day of the Fund's reporting period.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.
5.	Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	0.81%
Year Ended December 31, 2013	0.81%
Year Ended December 31, 2012	0.79%
Year Ended December 30, 2011	0.79%
Year Ended December 31, 2010	0.80%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2014	$ 560,409,975	$ 543,669,748
Year Ended December 31, 2013	$ 776,927,298	$ 806,883,121
Year Ended December 31, 2012	$ 930,202,858	$ 942,406,652
Year Ended December 30, 2011	$ 911,850,847	$ 909,531,196
Year Ended December 31, 2010	$ 775,240,942	$ 766,486,357

21	Oppenheimer Core Bond Fund/VA

FINANCIAL HIGHLIGHTS

Service Shares	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$7.74	$8.17	$7.79	$7.65	$6.99
Income (loss) from investment operations:
Net investment income[2]	0.27	0.34	0.33	0.34	0.37
Net realized and unrealized gain (loss)	0.26	(0.37)	0.44	0.24	0.41
Total from investment operations	0.53	(0.03)	0.77	0.58	0.78
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.41)	(0.40)	(0.39)	(0.44)	(0.12)
Net asset value, end of period	$7.86	$7.74	$8.17	$7.79	$7.65

Total Return, at Net Asset Value[3]	6.93%	(0.38)%	10.17%	7.93%	11.28%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$52,675	$54,946	$64,694	$62,294	$56,562
Average net assets (in thousands)	$55,215	$59,523	$67,116	$58,629	$57,313
Ratios to average net assets:[4]
Net investment income	3.47%	4.26%	4.07%	4.42%	5.06%
Total expenses[5]	1.04%	1.05%	1.02%	1.02%	1.04%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.00%	1.00%	1.00%	0.95%
Portfolio turnover rate[6]	127%	115%	140%	99%	98%

1.	December 30, 2011 represents the last business day of the Fund's reporting period.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.
5.	Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	1.05%
Year Ended December 31, 2013	1.06%
Year Ended December 31, 2012	1.04%
Year Ended December 30, 2011	1.04%
Year Ended December 31, 2010	1.05%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2014	$ 560,409,975	$ 543,669,748
Year Ended December 31, 2013	$ 776,927,298	$ 806,883,121
Year Ended December 31, 2012	$ 930,202,858	$ 942,406,652
Year Ended December 30, 2011	$ 911,850,847	$ 909,531,196
Year Ended December 31, 2010	$ 775,240,942	$ 766,486,357

22	Oppenheimer Core Bond Fund/VA

INFORMATION AND SERVICES

STATEMENT OF ADDITIONAL INFORMATION AND ANNUAL AND SEMI-ANNUAL REPORTS. The Fund's Statement of Additional Information and Annual and Semi-Annual Reports to shareholders provide additional information about the Fund's investments. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information and audited financial statements included in its most recent Annual Report dated December 31, 2014, including the notes thereto and report of the independent registered public accounting firm thereon, are incorporated by reference into (are legally considered part of) this prospectus.

How to Request More Information

You can request the above documents, the notice explaining the Fund's privacy policy, and other information about the Fund, without charge, by:

Telephone:	Call OppenheimerFunds Services toll-free: 1.800.988.8287
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use the following address for courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No.: 811-04108 SP0630.001.0415

OPPENHEIMER
Discovery Mid Cap Growth Fund/VA
A series of Oppenheimer Variable Account Funds

Prospectus dated April 30, 2015

Share Classes:
Non-Service Shares
Service Shares

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Oppenheimer Discovery Mid Cap Growth Fund/VA is a mutual fund that seeks capital appreciation. It primarily invests in equity securities of companies that, at the time of purchase, are within the range of the market capitalization of the Russell Midcap® Growth Index.

Shares of the Fund are sold only as an underlying investment for variable life insurance policies, variable annuity contracts and other insurance company separate accounts. A prospectus for the insurance product you have selected accompanies this prospectus and explains how to select shares of the Fund as an investment under that insurance product, and which share class or classes you are eligible to purchase.

This prospectus contains important information about the Fund's objective, investment policies, strategies and risks. Please read this prospectus (and your insurance product prospectus) carefully before you invest and keep them for future reference about your account.

Contents

THE FUND SUMMARY
3	Investment Objective
3	Fees and Expenses of the Fund
3	Principal Investment Strategies
3	Principal Risks
4	The Fund's Past Performance
5	Investment Adviser
5	Portfolio Managers
5	Purchase and Sale of Fund Shares
5	Taxes
5	Payments to Broker-Dealers and Other Financial Intermediaries
MORE ABOUT THE FUND
6	About the Fund's Investments
10	How the Fund is Managed
MORE ABOUT YOUR INVESTMENT
12	How to Buy and Sell Shares
15	Dividends, Capital Gains and Taxes
15	Financial Highlights
To Summary Prospectus

THE FUND SUMMARY

Investment Objective. The Fund seeks capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. The accompanying prospectus of the participating insurance company provides information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product. The fees and expenses of those products are not charged by the Fund and are not reflected in this table. Expenses would be higher if those fees were included.

Shareholder Fees
(fees paid directly from your investment)	Non-Service	Service
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)	Non-Service	Service
Management Fees	0.71%	0.71%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.12%	0.12%
Total Annual Fund Operating Expenses	0.83%	1.08%
Fee Waiver and/or Expense Reimbursement*	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.80%	1.05%

* After discussions with the Fund's Board, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) to annual rates of 0.80% for Non-Service Shares and 1.05% for Service Shares as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows, whether or not you redeemed your shares:

	1 Year	3 Years	5 Years	10 Years
Non-Service	$82	$263	$459	$1,027
Service	$108	$342	$596	$1,321

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 113% of the average value of its portfolio.

Principal Investment Strategies. The Fund mainly invests in common stocks of U.S. companies that the portfolio manager expects to have above-average growth rates. The Fund seeks to invest in newer companies or in more established companies that are in the early growth phase of their business cycle, which is typically marked by above-average growth rates. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of "mid-cap" issuers. The Fund defines mid-cap issuers as those issuers that are within the range of market capitalizations of the Russell Midcap® Growth Index. This range is subject to change at any time due to market activity or changes in the composition of that index. The range of the Russell Midcap Growth Index is reconstituted annually to preserve its capitalization characteristics. The Fund may invest up to 20% of its net assets in companies in other market capitalization ranges. The Fund measures a company's capitalization at the time the Fund buys a security, and is not required to sell a security if the issuer's capitalization moves outside of the Fund's definition of mid-cap issuers.

The Fund invests primarily in U.S. companies but may also purchase securities of issuers in any country, including developed countries and emerging markets. The Fund has no limits on the amount of its assets that can be invested in foreign securities.

In selecting investments for the Fund, the portfolio manager looks for companies with high growth potential using a "bottom-up" stock selection process. The "bottom-up" approach focuses on fundamental analysis of individual issuers before considering the impact of overall economic, market or industry trends. This approach includes analysis of a company's financial statements and management structure and consideration of the company's operations, product development, and its industry position.

The portfolio manager currently focuses on high-growth companies that are characterized by industry leadership, market share growth, high caliber management teams, sustainable competitive advantages, and strong growth themes or new innovative products or services. The portfolio manager monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security, but does not require a decision to do so. The factors considered by the portfolio manager may vary in particular cases and may change over time.

3	Oppenheimer Discovery Mid Cap Growth Fund/VA

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Risks of Investing in Stock. The value of a Fund's portfolio may be affected by changes in the stock markets. Stock markets may experience significant short-term volatility and may fall sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual stocks generally do not all move in the same direction at the same time. For example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen. A variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry. To the extent that securities of a particular type are emphasized, for example foreign stocks, stocks of small- or mid-cap companies, growth or value stocks, or stocks of companies in a particular industry, fund share values may fluctuate more in response to events affecting the market for those types of securities.

    Industry and Sector Focus. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of stocks of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in response to events affecting that industry or sector. To some extent that risk may be limited by the Fund's policy of not concentrating its investments in any one industry.

Risks of Mid-Cap Companies. Mid-cap companies generally involve greater risk of loss than larger companies. The stock prices of mid-sized companies may be more volatile and their securities may be less liquid and more difficult to sell than those of larger companies. They may have less established markets, fewer customers and product lines, less management depth and more limited access to financial resources. Mid-cap companies may not pay dividends for some time, if at all.

Risks of Growth Investing. If a growth company's earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price. Growth stocks may also be more volatile than other securities because of investor speculation.

Risks of Foreign Investing. Foreign securities are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those securities. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund's net assets may change on days when you will not be able to purchase or redeem the Fund's shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to only limited or no regulatory oversight.

Cyclical Opportunities. At times, the Fund might seek to take advantage of short-term market movements or changes in the business cycle by investing in companies or industries that are sensitive to those changes. For example, when the economy is expanding, companies in consumer durables and the technology sector might benefit. There is a risk that, if a cyclical event does not have the anticipated effect or when the issuer or industry is out of phase in the business cycle, the value of the Fund's investment could fall.

Who Is The Fund Designed For? The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies. The Fund is designed primarily for investors seeking capital appreciation over the long term. Those investors should be willing to assume the risks of short-term share price fluctuations and losses that are typical for an aggressive growth fund emphasizing mid-cap stock investments. The Fund does not seek current income and is not designed for investors needing current income. The Fund is not a complete investment program and may not be appropriate for all investors. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's Non-Service Shares performance from calendar year to calendar year and by showing how the Fund's average annual returns for the periods of time shown in the table compare with those of a broad measure of market performance. Charges imposed by

4	Oppenheimer Discovery Mid Cap Growth Fund/VA

the insurance accounts that invest in the Fund are not included and the returns would be lower if they were. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website at:
https://www.oppenheimerfunds.com/fund/DiscoveryMidCapGrowthFundVA

During the period shown, the highest return before taxes for a calendar quarter was 16.47% (1st Qtr 12) and the lowest return before taxes for a calendar quarter was -32.43% (4th Qtr 08).

The following table shows the average annual total returns before taxes for each class of the Fund's shares.

Average Annual Total Returns for the periods ended December 31, 2014
	1 Year	5 Years	10 Years
Non-Service (inception 08-15-1986)	5.78%	16.64%	6.01%
Service (inception 10-16-2000)	5.53%	16.34%	5.73%
Russell MidCap® Growth Index	11.90%	16.94%	9.43%
(reflects no deduction for fees, expenses or taxes)

Investment Adviser. OFI Global Asset Management, Inc. (the "Manager") is the Fund's investment adviser.  OppenheimerFunds, Inc. (the "Sub-Adviser") is its sub-adviser.

Portfolio Managers. Ronald J. Zibelli, Jr., CFA, has been Vice President and the lead portfolio manager of the Fund since November 2008. Justin Livengood, CFA, has been Vice President and a co-portfolio manager of the Fund since April 2014.

Purchase and Sale of Fund Shares. Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. You may only submit instructions for buying or selling shares of the Fund to your insurance company or its servicing agent, not directly to the Fund or its Transfer Agent. The accompanying prospectus of the participating insurance company provides information about how to select the Fund as an investment option.

Taxes. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, any dividends and capital gains distributions will be taxable to the participating insurance company, if at all. However, those payments may affect the tax basis of certain types of distributions from those accounts. Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

Payments to Broker-Dealers and Other Financial Intermediaries. The Fund, the Sub-Adviser, or their related companies may make payments to financial intermediaries, including to insurance companies that offer shares of the Fund as an investment option. These payments for the sale of Fund shares and related services may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

5	Oppenheimer Discovery Mid Cap Growth Fund/VA

MORE ABOUT THE FUND

About the Fund's Investments

The allocation of the Fund's portfolio among different types of investments will vary over time and the Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains additional information about the Fund's investment policies and risks.

The Fund's Principal Investment Strategies and Risks. The following strategies and types of investments are the ones that the Fund considers to be the most important in seeking to achieve its investment objective and the following risks are those the Fund expects its portfolio to be subject to as a whole.

Common Stock. Common stock represents an ownership interest in a company. It ranks below preferred stock and debt securities in claims for dividends and in claims for assets of the issuer in a liquidation or bankruptcy. Common stocks may be exchange-traded or over-the-counter securities. Over-the-counter securities may be less liquid than exchange-traded securities.

The value of a Fund's portfolio may be affected by changes in the stock markets. Stocks and other equity securities fluctuate in price in response to changes to equity markets in general. Stock markets may experience significant short-term volatility and may fall sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual stocks generally do not all move in the same direction at the same time. For example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen. A variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry. To the extent that securities of a particular type are emphasized, for example foreign stocks, stocks of small- or mid-sized companies, growth or value stocks, or stocks of companies in a particular industry, its share value may fluctuate more in response to events affecting the market for those types of securities.

Industry and Sector Focus.  At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in response to events affecting that industry or sector. To some extent that risk may be limited by the Fund's policy of not concentrating its investments in any one industry.

Mid-Cap Companies. Mid-cap companies are generally companies that have completed their initial start-up cycle, and in many cases have established markets and developed seasoned management teams. While mid-cap companies might offer greater opportunities for gain than larger companies, they also involve greater risk of loss. They may be more sensitive to changes in a company's earnings expectations and may experience more abrupt and erratic price movements than larger companies. Mid-cap companies' securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of mid-cap companies may be subject to wider price fluctuations and may be less liquid than stocks of larger exchange-traded issuers, meaning it might be harder for the Fund to dispose of those holdings at an acceptable price when it wants to sell them. Mid-cap companies may have less established markets for their products or services and may have fewer customers and product lines than larger companies. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since mid-cap companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Mid-cap companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. Securities of unseasoned companies may be particularly volatile, especially in the short term and in periods of market instability, and may have limited liquidity in a declining market. It may take a substantial period of time to realize a gain on an investment in a mid-cap company, if any gain is realized at all.

The Fund measures the market capitalization of an issuer at the time of investment. Because the relative sizes of companies change over time as the stock market changes, the Fund's definition of what is a "mid-cap" company may change over time as well. After the Fund buys their stock, individual companies may grow and no longer fall within the Fund's definition of a "mid-cap" issuer. Although the Fund is not required to sell the stock of companies whose market capitalizations have grown beyond the Fund's mid-cap definition, it might sell some of those holdings to try to lower the dollar-weighted median capitalization of its portfolio. That might cause the Fund to realize capital gains on the investment and could increase taxable distributions to shareholders.

When the Fund invests in smaller company stocks that might trade infrequently, investors might seek to trade fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as "price arbitrage"). If such price arbitrage were successful, it might interfere with the efficient management of the Fund's portfolio and the Fund may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of fund shares held by other shareholders.

Investing in Growth Companies. Growth companies are companies whose earnings and stock prices are expected to grow at a faster rate than the overall market. Growth companies can be new companies or established companies that may be entering a growth cycle in their business. Their anticipated growth may come from developing new products or services or from expanding into new or growing markets.

6	Oppenheimer Discovery Mid Cap Growth Fund/VA

Growth companies may be applying new technologies, new or improved distribution methods or new business models that could enable them to capture an important or dominant market position. They may have a special area of expertise or the ability to take advantage of changes in demographic or other factors in a more profitable way. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Although newer growth companies may not pay any dividends for some time, their stocks may be valued because of their potential for price increases. Current examples include companies in the fields of telecommunications, computer software, and new consumer products.

     Risks of Growth Investing. If a growth company's earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price. Growth stocks may also be more volatile than other securities because of investor speculation.

Risks of Foreign Investing. Securities traded in foreign markets often involve special risks not present in U.S. investments that can increase the chances the Fund will lose money. Additional information regarding certain of the risks associated with foreign investing is provided below.

■

Foreign Market Risk. If there are fewer investors in a particular foreign market, securities traded in that market may be less liquid and more volatile than U.S. securities and more difficult to price. Foreign markets may also be subject to delays in the settlement of transactions and difficulties in pricing securities. If the Fund is delayed in settling a purchase or sale transaction, it may not receive any return on the invested assets or it may lose money if the value of the security declines. It may also be more expensive for the Fund to buy or sell securities in certain foreign markets than in the United States, which may increase the Fund's expense ratio.

■

Foreign Economy Risk. Foreign economies may be more vulnerable to political or economic changes than the U.S. economy. They may be more concentrated in particular industries or may rely on particular resources or trading partners to a greater extent. Certain foreign economies may be adversely affected by shortages of investment capital or by high rates of inflation. Changes in economic or monetary policy in the U.S. or abroad may also have a greater impact on the economies of certain foreign countries.

■

Foreign Governmental and Regulatory Risks. Foreign companies may not be subject to the same accounting and disclosure requirements as U.S. companies. As a result there may be less accurate information available regarding a foreign company's operations and financial condition. Foreign companies may be subject to capital controls, nationalization, or confiscatory taxes. There may be less government regulation of foreign issuers, exchanges and brokers than in the United States. Some countries also have restrictions that limit foreign ownership and may impose penalties for increases in the value of the Fund's investment. The value of the Fund's foreign investments may be affected if it experiences difficulties in enforcing legal judgments in foreign courts.

■

Foreign Currency Risk. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. If the U.S. dollar rises in value against a foreign currency, a security denominated in that currency will be worth less in U.S. dollars and if the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency will be worth more in U.S. dollars. The dollar value of foreign investments may also be affected by exchange controls. Foreign currency exchange transactions may impose additional costs on the Fund. The Fund can also invest in derivative instruments linked to foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of derivatives linked to that foreign currency. The Sub-Adviser's selection of foreign currency denominated investments may not perform as expected. Currency derivative investments may be particularly volatile and subject to greater risks than other types of foreign-currency denominated investments.

■

Foreign Custody Risk. There may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. There may also be an increased risk of loss of portfolio securities.

■

Time Zone Arbitrage. If the Fund invests a significant amount of its assets in foreign securities, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the New York Stock Exchange that day, when the Fund's net asset value is calculated. If such time zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Fund's use of "fair value pricing" under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Sub-Adviser and the Board believe to be their fair value, may help deter those activities.

■

Globalization Risks. The growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the United States or abroad, or a slowdown in the U.S. economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries.

■

Regional Focus. At times, the Fund might increase the relative emphasis of its investments in a particular region of the world. Securities of issuers in a region might be affected by changes in economic conditions or by changes in government regulations, availability of basic resources or supplies, or other events that affect that region more than others. If the Fund has a greater emphasis on investments in a particular region, it may be subject to greater risks from adverse events that occur in that region than a fund that invests in a different region or that is more geographically diversified. Political, social or economic disruptions in the region may adversely affect the values of the Fund's holdings.

Risks of Developing and Emerging Markets. Investments in developing and emerging market countries are subject to all the risks associated with foreign investing, which may be greater for such investments. Investments in securities of issuers in developing or emerging market countries may be considered speculative. Additional information regarding certain of the risks associated with investing in developing and emerging markets is provided below.

7	Oppenheimer Discovery Mid Cap Growth Fund/VA

■

Less Developed Securities Markets. Developing or emerging market countries may have less well-developed securities markets and exchanges. Consequently they have lower trading volume than the securities markets of more developed countries and may be substantially less liquid than those of more developed countries.

■

Transaction Settlement. Settlement procedures in developing or emerging markets may differ from those of more established securities markets, and settlement delays may result in the inability to invest assets or to dispose of portfolio securities in a timely manner. As a result there could be subsequent declines in the value of the portfolio security, a decrease in the level of liquidity of the portfolio or, if there is a contract to sell the security, a possible liability to the purchaser.

■

Price Volatility. Securities prices in developing or emerging markets may be significantly more volatile than is the case in more developed nations of the world, which may lead to greater difficulties in pricing securities.

■

Less Developed Governments and Economies. The governments of developing or emerging market countries may be more unstable than the governments of more developed countries. In addition, the economies of developing or emerging market countries may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Developing or emerging market countries may be subject to social, political, or economic instability. Further, the value of the currency of a developing or emerging market country may fluctuate more than the currencies of countries with more mature markets.

■

Government Restrictions. In certain developing or emerging market countries, government approval may be required for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. Other government restrictions may include confiscatory taxation, expropriation or nationalization of company assets, restrictions on foreign ownership of local companies, protectionist measures, and practices such as share blocking.

■

Privatization Programs. The governments in some developing or emerging market countries have been engaged in programs to sell all or part of their interests in government-owned or controlled enterprises. However, in certain developing or emerging market countries, the ability of foreign entities to participate in privatization programs may be limited by local law. There can be no assurance that privatization programs will be successful.

Cyclical Opportunities. At times, the Fund might seek to take advantage of short-term market movements or changes in the business cycle by investing in companies or industries that are sensitive to those changes. For example, when the economy is expanding, companies in consumer durables and the technology sector might benefit. There is a risk that if a cyclical event does not have the anticipated effect, or when the issuer or industry is out of phase in the business cycle, the value of the Fund's investment could fall.

Other Investment Strategies and Risks. The Fund can also use the investment techniques and strategies described below. The Fund might not use all of these techniques or strategies or might only use them from time to time.

Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Fund's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act of 1940 that apply to publicly-sold mutual funds.

Failure by the Fund to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Fund's investment decisions in a way that could reduce its performance.

Diversification and Concentration. The Fund is a diversified fund. It attempts to reduce its exposure to the risks of individual securities by diversifying its investments across a broad number of different issuers. The Fund will not concentrate its investments in issuers in any one industry. At times, however, the Fund may emphasize investments in some industries or sectors more than others. The prices of securities of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in response to events affecting that industry or sector. The Securities and Exchange Commission has taken the position that investment of more than 25% of a fund's total assets in issuers in the same industry constitutes concentration in that industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies; however, securities issued by any one foreign government are considered to be part of a single "industry."

Other Equity Securities. In addition to common stocks, the Fund can invest in other equity or "equity equivalents" securities such as preferred stocks, convertible securities, rights or warrants.

■

Preferred stock has a set dividend rate and ranks ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. The dividends on preferred stock may be cumulative (they remain a liability of the company until paid) or non-cumulative. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. If prevailing interest rates rise, the fixed dividend on preferred stock may be less attractive, which may cause the price of preferred stock to decline.

■

Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and can be more volatile than the price of the underlying securities. If the market price of the underlying security does not exceed the exercise price during the life of the warrant, the warrant will expire worthless and any amount paid for the warrant will be lost. The market for warrants may be very limited and it may be difficult to sell a warrant promptly at an acceptable price. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

■

A convertible security can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. Some convertible debt securities may be considered "equity equivalents" because of the feature that makes them convertible into common stock. Convertible securities may offer the Fund the

8	Oppenheimer Discovery Mid Cap Growth Fund/VA

ability to participate in stock market movements while also seeking some current income. Convertible securities may provide more income than common stock but they generally provide less income than comparable non-convertible debt securities. Convertible securities are subject to credit and interest rate risk, however credit ratings of convertible securities generally have less impact on the value of the securities than they do for non-convertible debt securities.

The Fund will not invest more than 5% of its net assets in convertible securities that are rated below investment-grade by a nationally recognized rating organization.

Small-Cap Companies. Small-cap companies may be either established or newer companies, including "unseasoned" companies that have been in operation for less than three years. While smaller companies might offer greater opportunities for gain than larger companies, they also involve greater risk of loss. They may be more sensitive to changes in a company's earnings expectations and may experience more abrupt and erratic price movements. Smaller companies' securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Smaller companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since smaller companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Smaller companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. Securities of small, unseasoned companies may be particularly volatile, especially in the short-term, and may have very limited liquidity in a declining market. It may take a substantial period of time to realize a gain on an investment in a small-cap company, if any gain is realized at all.

The Fund measures the market capitalization of an issuer at the time of investment. Because the relative sizes of companies change over time as the stock market changes, the Fund's definition of what is a "small-cap," "mid-cap" or "large-cap" company may change over time as well. After the Fund buys the stock of an individual company, that company may expand or contract and no longer fall within the designated capitalization range. Although the Fund is not required to sell the stock of companies whose market capitalizations have grown or decreased beyond the Fund's capitalization-range definition, it might sell some of those holdings to try to adjust the dollar-weighted median capitalization of its portfolio. That might cause the Fund to realize capital gains on an investment and could increase taxable distributions to shareholders.

When the Fund invests in smaller company stocks that might trade infrequently, investors might seek to trade fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as "price arbitrage"). If such price arbitrage were successful, it might interfere with the efficient management of the Fund's portfolio and the Fund may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of fund shares held by other shareholders.

Investing in Special Situations. At times, the Fund may seek to benefit from what it considers to be "special situations," such as mergers, reorganizations, restructurings or other unusual events that are expected to affect a particular issuer. There is a risk that the expected change or event might not occur, which could cause the price of the security to fall, perhaps sharply. In that case, the investment might not produce the expected gains or might cause a loss. This is an aggressive investment technique that may be considered speculative.

Derivative Investments. The Fund can invest in "derivative" instruments. A derivative is an instrument whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency.  Derivatives may allow the Fund to increase or decrease its exposure to certain markets or risks.

The Fund may use derivatives to seek to increase its investment return or for hedging purposes. The Fund is not required to use derivatives in seeking its investment objective or for hedging and might not do so.

Options, futures and forward contracts are some of the types of derivatives the Fund can use. The Fund may also use other types of derivatives that are consistent with its investment strategies or for hedging purposes.

Hedging. Hedging transactions are intended to reduce the risks of securities in the Fund's portfolio. If the Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, however, the hedge might be unsuccessful or could reduce the Fund's return or create a loss.

     Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. The underlying security, obligor or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. For some derivatives, it is possible to lose more than the amount invested in the derivative investment. In addition, some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and may increase portfolio turnover. Derivatives are subject to credit risk, since the Fund may lose money on a derivative investment if the issuer or counterparty fails to pay the amount due. As a result of these risks, the Fund could realize little or no income or lose money from the investment, or the use of a derivative for hedging might be unsuccessful.

In addition, under financial reform legislation currently being implemented, certain over-the-counter derivatives, including certain interest rate swaps and certain credit default swaps, are (or soon will be) required to be executed on a regulated market and/or cleared through a clearinghouse, which may result in increased margin requirements and costs for the Fund. It is unclear how these regulatory changes will affect counterparty risk, and entering into a derivative transaction that is cleared may entail further risks and costs, including the counterparty risk of the clearinghouse and the futures commission merchant through which the Fund accesses the clearinghouse.

Illiquid and Restricted Securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as "illiquid" securities. Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their

9	Oppenheimer Discovery Mid Cap Growth Fund/VA

resale are referred to as "restricted securities." Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.

     The Fund will not invest more than 15% of its net assets in illiquid securities. The Fund's holdings of illiquid securities are monitored on an ongoing basis to determine whether to sell any of those securities to maintain adequate liquidity.

Conflicts of Interest. The investment activities of the Manager, the Sub-Adviser and their affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager, the Sub-Adviser or their affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another fund or account holding investment positions that are adverse to the Fund's investment strategies or activities. Other funds or accounts advised by the Manager, the Sub-Adviser or their affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the Fund's investment strategies may be adversely affected. The Fund's investment performance will usually differ from the performance of other accounts advised by the Manager, the Sub-Adviser or their affiliates and the Fund may experience losses during periods in which other accounts they advise achieve gains. The Manager and the Sub-Adviser have adopted policies and procedures designed to address potential identified conflicts of interest, however, such policies and procedures may also limit the Fund's investment activities and affect its performance.

The Fund offers its shares to separate accounts of different insurance companies, as an investment for their variable annuity contracts, variable life insurance policies and other investment products. While the Fund does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Fund through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

Investments in Oppenheimer Institutional Money Market Fund. The Fund can invest its free cash balances in Class E shares of Oppenheimer Institutional Money Market Fund to provide liquidity or for defensive purposes. The Fund invests in Oppenheimer Institutional Money Market Fund, rather than purchasing individual short-term investments, to seek a higher yield than it could obtain on its own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, and is part of the Oppenheimer family of funds. It invests in a variety of short-term, high-quality, dollar-denominated money market instruments issued by the U.S. government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to the Fund directly. At the time of an investment, the Fund cannot always predict what the yield of the Oppenheimer Institutional Money Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As a shareholder, the Fund will be subject to its proportional share of the expenses of Oppenheimer Institutional Money Market Fund's Class E shares, including its advisory fee. However, the Manager will waive a portion of the Fund's advisory fee to the extent of the Fund's share of the advisory fee paid to the Manager by Oppenheimer Institutional Money Market Fund.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its total assets in investments that may be inconsistent with the Fund's principal investment strategies. Generally, the Fund would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments in which Oppenheimer Institutional Money Market Fund invests or in other short-term U.S. government securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests in these securities, it might not achieve its investment objective.

Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Fund may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. The Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during past fiscal years.

Changes To The Fund's Investment Policies. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares, however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. Shareholders will receive 60 days' advance notice of any change in the 80% investment policy described in "Principal Investment Strategies." The Fund's investment objective is not a fundamental policy. Investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy or restriction is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

Portfolio Holdings. The Fund's portfolio holdings are included in its semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Schedule of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund's first and third fiscal quarters. Therefore, the Fund's portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters. In addition, the Fund's portfolio holdings information, as of the end of each calendar month, may be posted and available on the Fund's website no sooner than 30 days after the end of each calendar month.

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

How the Fund is Managed

THE MANAGER AND THE SUB-ADVISER. OFI Global Asset Management, Inc., the Manager, is a wholly-owned subsidiary of OppenheimerFunds, Inc. The Manager oversees the Fund's investments and its business operations. OppenheimerFunds, Inc., the Sub- Adviser, chooses the Fund's investments and provides related advisory services. The Manager carries out its duties, subject to the policies

10	Oppenheimer Discovery Mid Cap Growth Fund/VA

established by the Fund's Board, under an investment advisory agreement with the Fund that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business. The Sub-Adviser has a sub-advisory agreement with the Manager and is paid by the Manager.

The Manager has been an investment adviser since 2012. The Sub-Adviser has been an investment adviser since 1960. The Manager and the Sub-Adviser are located at 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fees.  Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million, and 0.58% of average annual net assets over $1.5 billion, calculated on the daily net assets of the Fund. Under the sub-advisory agreement, the Manager pays the Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers) that it receives from the Fund as compensation for the provision of the investment advisory services. The Fund's advisory fee for the fiscal year ended December 31, 2014 was 0.71% of average annual net assets, before any applicable waivers.

After discussions with the Fund's Board, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund's investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund's business) to annual rates of 0.80% for Non-Service Shares and 1.05% for Service Shares, as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may not be amended or withdrawn until one year from the date of this prospectus, unless approved by the Board.

The Manager has also voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investments in funds managed by the Manager or its affiliates. During the fiscal year ended December 31, 2014, those indirect expenses were less than 0.01% of average daily net assets and are therefore not shown in the Annual Fund Operating Expenses table earlier in this prospectus.

The Fund's annual operating expenses may vary in future years. A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory arrangements is available in the Fund's Annual Report to shareholders for the fiscal year ended December 31, 2014.

Portfolio Managers. The Fund's portfolio is managed by Ronald J. Zibelli, Jr., CFA, and Justin Livengood, CFA, who are primarily responsible for the day-to-day management of the Fund's investments. Mr. Zibelli has been the lead portfolio manager and Vice President of the Fund since November 2008. Mr. Livengood has been Vice President and a co-portfolio manager of the Fund since April 2014.

Mr. Zibelli has been a Senior Vice President of the Sub-Adviser since January 2014 and a Senior Portfolio Manager of the Sub-Adviser since May 2006.  He was a Vice President of the Sub-Adviser from May 2006 to January 2014. Prior to joining the Sub-Adviser, he spent six years at Merrill Lynch Investment Managers, during which time he was a Managing Director and Small Cap Growth Team Leader, responsible for managing 11 portfolios. Prior to joining Merrill Lynch Investment Managers, Mr. Zibelli spent 12 years with Chase Manhattan Bank, including two years as Senior Portfolio Manager (U.S. Small Cap Equity) at Chase Asset Management. Mr. Zibelli is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Mr. Livengood has been a Vice President of the Sub-Adviser since May 2006 and a Senior Portfolio Manager since January 2014. He was a Senior Research Analyst of the Sub-Adviser from May 2006 to January 2014, responsible for the health care, energy and financial services sectors for mid- and small-cap growth accounts. Before joining the Sub-Adviser in May 2006, Mr. Livengood was a vice president and fund analyst with Merrill Lynch Investment Managers, where he specialized in financial services, health care, energy and basic materials for the Merrill Lynch Small Cap Growth Fund. During his tenure at Merrill Lynch he also worked as an investment banking analyst in the Global Media Group and as an associate with Merrill Lynch Ventures. Mr. Livengood is a portfolio manager and officer of another portfolio in the OppenheimerFunds complex.

     The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.

11	Oppenheimer Discovery Mid Cap Growth Fund/VA

MORE ABOUT YOUR INVESTMENT

How to Buy and Sell Shares

You may only submit instructions for buying or selling shares of the Fund to your insurance company or its servicing agent, not directly to the Fund or its Transfer Agent. Information about your investment in the Fund can only be obtained from your participating insurance company or its servicing agent. The Fund's Transfer Agent does not hold or have access to those records.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund currently offers two different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices. The Service Shares are subject to a distribution and service plan. The expenses of that plan are described below. The Non-Service Shares are not subject to a service and distribution plan.

THE PRICE OF FUND SHARES. Fund shares are sold to participating insurance companies, and are redeemed, at their net asset value per share. The net asset value that applies to a purchase order is the next one calculated after the insurance company (as the Fund's designated agent to receive purchase orders) receives the order from its contract owner, in proper form. Fund shares are redeemed at the next net asset value calculated after the insurance company (as the Fund's designated agent to receive purchase orders) receives the order from its contract owner, in proper form. The Fund's Transfer Agent generally must receive the purchase or redemption order from the insurance company by 9:30 a.m. Eastern Time on the next regular business day.

The Fund does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Fund shares are purchased, they are described in the accompanying prospectus of the participating insurance company. The participating insurance company's prospectus may also include information regarding the time you must submit your purchase and redemption orders.

The sale and redemption price for Fund shares will change from day to day because the value of the securities in its portfolio and its expenses fluctuate. The redemption price will normally differ for different classes of shares. The redemption price of your shares may be more or less than their original cost.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the New York Stock Exchange (NYSE), on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern Time, but may close earlier on some days.

The Fund determines the net assets of each class of shares by subtracting the class-specific expenses and the amount of the Fund's liabilities attributable to the share class from the market value of the Fund's securities and other assets attributable to the share class. The Fund's "other assets" might include, for example, cash and interest or dividends from its portfolio securities that have been accrued but not yet collected. The Fund's securities are valued primarily on the basis of current market quotations.

The net asset value per share for each share class is determined by dividing the net assets of the class by the number of outstanding shares of that class. The current net asset value per share of the Fund is available on our website at www.oppenheimerfunds.com.

       Fair Value Pricing. If market quotations are not readily available or (in the Sub-Adviser's judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset value is calculated that day, an event occurs that the Sub-Adviser learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Board believes would more accurately reflect the security's fair value.

In determining whether current market prices are readily available and reliable, the Sub-Adviser monitors the information it receives in the ordinary course of its investment management responsibilities. It seeks to identify significant events that it believes, in good faith, will affect the market prices of the securities held by the Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster).

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Sub-Adviser's "Valuation Committee." Those determinations may include consideration of recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. Fair value determinations by the Sub-Adviser are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined.

The Fund's use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its net asset value per share.

     Pricing Foreign Securities. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market movements, may occur during that time that could potentially affect the values of foreign securities held by the Fund.

The Sub-Adviser believes that foreign securities values may be affected by volatility that occurs in U.S. markets after the close of foreign securities markets. The Sub-Adviser's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

12	Oppenheimer Discovery Mid Cap Growth Fund/VA

How Can You Buy Fund Shares? Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Fund as an investment option. That prospectus will indicate which share class you may be eligible to purchase.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund's best interest to do so.

How Can You Redeem Fund Shares? Only the participating insurance companies that hold Fund shares in their separate accounts can place orders to redeem shares. Contract holders and policy holders should not directly contact the Fund or its transfer agent to request a redemption of Fund shares. The Fund normally sends payment by Federal Funds wire to the insurance company's account on the next business day after the Fund receives the order (and no later than seven days after the Fund's receipt of the order). Under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

Redemptions "In-Kind." Shares may be "redeemed in-kind" under certain circumstances (such as redemptions of substantial amounts of shares by shareholders that have consented to such in kind redemptions). That means that the redemption proceeds will be paid to the participating insurance companies in securities from the Fund's portfolio. If the Fund redeems shares in-kind, the insurance company accounts may bear transaction costs and will bear market risks until such securities are converted into cash.

Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent, in its discretion, may waive certain of the requirements for redemptions stated in this prospectus.

Frequent Purchase and Redemption Limitations

The Board has adopted a policy to discourage and seek to limit or eliminate frequent purchases or redemptions of shares of the Fund by shareholders or authorized broker-dealer representatives of shareholders, in order to prevent the negative impacts, if any, that this activity may impose on other shareholders of the Fund. Negative impacts may include, without limitation, interference with portfolio management, increased taxes on portfolio securities, diminishment of Fund performance due to the need to sell portfolio securities at less favorable prices, increases in portfolio and administrative transaction costs resulting from large volumes of frequent purchase or redemption activity, and the possible dilution of Fund yields as a result of such activity. In addition, a Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of that Fund's portfolio securities and the determination of the Fund's net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for Funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "Fair Value Pricing" above.

There is no guarantee that this policy, described below, will be sufficient to identify and prevent all frequent purchases or redemptions that may have negative impacts to the Fund. In addition, the implementation of the Fund's policy involves judgments that are inherently subjective and involve some selectivity in their application. The Fund, however, seeks to make judgments that are consistent with the interests of the Fund's shareholders. No matter how the Fund defines frequent purchases or redemptions, other purchases and sales of Fund shares may have adverse effects on the management of the Fund's portfolio and its performance. Additionally, due to the complexity and subjectivity involved in identifying certain frequent trading and the volume of Fund shareholder transactions, there can be no guarantee that the Fund will be able to identify violations of the policy or to reduce or eliminate all detrimental effects of frequent purchases or redemptions.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to the Fund or its long-term shareholders.

The Fund does not offer an exchange privilege.

Right to Refuse Any Purchase Orders. The Fund may refuse, or cancel as permitted by law, any purchase order in its discretion for any reason at any time, and is not obligated to provide notice before rejecting or canceling an order.

Right to Terminate or Suspend Account Privileges. The Fund may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policy described in this prospectus. As part of the Fund's policy to detect and deter frequent purchases and redemptions, the Fund may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control. The Fund may send a written warning to a shareholder that it believes may be engaging in disruptive or excessive trading activity; however, the Fund reserves the right to suspend or terminate the ability to purchase shares, with or without warning, for any account that the Fund determines, in the exercise of its discretion, has engaged in such trading activity.

Monitoring the Policy. The Fund does not have the ability to directly monitor trading activity in the accounts of policy or contract owners ("contract owner accounts") within the participating insurance companies' accounts. Participating insurance companies will generally enter into written agreements which require the participating insurance company to provide underlying shareholder or account data at the Fund's reasonable request. The Fund's ability to monitor and deter excessive short-term trading in insurance company accounts ultimately depends on the capability and diligence of each participating insurance company, under its agreement with the Fund, in monitoring and controlling the trading activity of the policy or contract owners in the insurance company's accounts. Overall purchase and redemption activity in contract owner accounts will be monitored to identify patterns that may suggest frequent trading by the underlying owners. Participating insurance companies will be permitted to apply the Fund's policy or their own frequent trading policy if the latter is more restrictive. In cases where a participating insurance company's more restrictive policy is applied, the Fund will rely on the participating insurance company to monitor frequent trading activity in accordance with its policy. The Fund may request individual

13	Oppenheimer Discovery Mid Cap Growth Fund/VA

account or transaction information, and based on the information and data it receives, will apply its policy to review transactions that may constitute frequent purchase or exchange activity. The Fund may prohibit, in its sole discretion, purchases of Fund shares by a participating insurance company or by some or all of its clients.

You should refer to the prospectus for your insurance company variable annuity contract for specific information about the insurance company's policies. Under certain circumstances, policy or contract owners may be required to transmit purchase or redemption orders only by first class U.S. mail.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan for Service Shares to pay the Distributor for distribution related services, personal services and account maintenance for those shares. Under the Plan, the Fund pays the Distributor quarterly at an annual rate of up to 0.25% of the daily net assets of the Fund's Service Shares. Because these fees are paid out of the Fund's assets on an on-going basis, over time they will increase the operating expenses of the Service Shares and may cost you more than other types of fees or sales charges. As a result, the Service Shares may have lower performance compared to the Fund's shares that are not subject to a service fee.

     Use of Plan Fees: The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product for providing personal services and account maintenance for variable contract owners that hold Service Shares.

Payments to Financial Intermediaries and Service Providers. The Sub-Adviser and/or the Distributor, Transfer Agent and/or Sub-Transfer Agent, at their discretion, may also make payments to brokers-dealers, other financial intermediaries, including the insurance companies that offer the Fund as an investment option, or to service providers for some or all of the following services- distribution, promotional and marketing support, shareholder servicing, operational and recordkeeping, sub-accounting, networking or administrative services.

Those payments for distribution or promotional and marketing support are made out of the Sub-Adviser's and/or the Distributor's own resources and/or assets, including from the revenues or profits derived from the advisory fees the Sub-Adviser receives from the Fund. Those payments, which may be substantial, are paid to many financial intermediaries having business relationships with the Sub-Adviser, and/or the Distributor, and are in addition to any payments made pursuant to an applicable 12b-1 plan and are separate from any commissions the Distributor pays to these firms out of the sales charges paid by investors or transfer agency fees paid by the Fund to the Transfer Agent.
Payments made by the Sub-Adviser, and/or the Distributor, the Transfer Agent and Sub-Transfer Agent from their own resources are not reflected in the tables in the "Fees and Expenses of the Fund" section of this prospectus because they are not paid by the Fund.

The financial intermediaries that may receive those payments include broker-dealers and other financial intermediaries that offer and sell Fund shares to their clients, provide shareholder services to the Fund, provide promotional and marketing services and/or operational and recordkeeping, networking or sub-accounting services to the Sub-Adviser, Distributor, the Transfer Agent and Sub-Transfer Agent, and receive compensation for those activities. The financial intermediaries that may receive payments include broker dealers, financial advisors, registered investment advisers, sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee-based programs, sponsors of college and retirement savings programs, banks, trust companies, retirement plan or qualified tuition program administrators, third party administrators and other financial intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses and asset retention items, paid by the Sub-Adviser or the Distributor, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that financial intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that financial intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give a financial intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the financial intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the financial intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Sub-Adviser or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA")) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Sub-Adviser or Distributor does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the financial intermediary, sales of Fund shares, the redemption rates on accounts of clients of the financial intermediary or overall asset levels of Oppenheimer funds held for or by clients of the financial intermediary, the willingness of the financial intermediary to allow the Distributor to provide educational and training support for the financial intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the financial intermediary's sales system, as well as the overall quality of the services provided by the financial intermediary and the Sub-Adviser or Distributor's relationship with the financial intermediary. The Sub-Adviser and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Sub-Adviser or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Sub-Adviser and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

14	Oppenheimer Discovery Mid Cap Growth Fund/VA

Payments may also be made by the Transfer Agent or Sub-Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided, such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, operational and recordkeeping and other administrative services. Financial intermediaries that may receive these fees for providing services may include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, broker-dealers, and insurance companies that offer variable annuity or variable life insurance products, and other financial intermediaries. These fees may be used by the financial intermediary to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

The Statement of Additional Information contains more information about revenue sharing and operational and recordkeeping, networking and sub-accounting payments made by the Sub-Adviser, Distributor, Transfer Agent or Sub-Transfer Agent. Your broker-dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Sub-Adviser, Distributor, Transfer Agent or Sub-Transfer Agent, or any other fees or expenses it charges.

Dividends, Capital Gains and Taxes

DIVIDENDS AND DISTRIBUTIONS. The Fund intends to declare and pay dividends annually from any net investment income. The Fund may also realize capital gains on the sale of portfolio securities, in which case it will make distributions of any net short-term capital gains and it may make distributions out of any net long-term capital gains annually. The Fund may also make supplemental distributions of dividends and capital gains following the end of its fiscal year. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or capital gains distributions in a particular year.

Dividends and distributions are paid separately for each share class. Because of the higher expenses on Service Shares, the dividends and capital gains distributions paid on those shares will generally be lower than for other Fund shares.

Receiving Dividends and Distributions. Any dividends and capital gains distributions will be automatically reinvested in additional Fund shares for the account of the participating insurance company, unless the insurance company elects to have dividends or distributions paid in cash.

TAXES. For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying variable contract prospectus of your participating insurance company. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, any dividends from net investment income and distributions of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company. However, those payments may affect the tax basis of certain types of distributions from those accounts.

The Fund has qualified and intends to qualify each year to be taxed as a regulated investment company under the Internal Revenue Code by satisfying certain income, asset diversification and income distribution requirements, but might not so qualify. In each year that it qualifies as a regulated investment company, the Fund will not be subject to federal income taxes on its income that it distributes to shareholders.

This information is only a summary of certain Federal income tax information about your investment. You are encouraged to consult your tax adviser about the effect of an investment in the Fund on your particular tax situation and about any changes to the Internal Revenue Code that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent registered public accounting firm. KPMG LLP's report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

15	Oppenheimer Discovery Mid Cap Growth Fund/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$74.51	$54.80	$47.06	$46.55	$36.52
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.29)	(0.16)	0.01	(0.26)	(0.11)
Net realized and unrealized gain	4.60	19.88	7.73	0.77	10.14
Total from investment operations	4.31	19.72	7.74	0.51	10.03
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.01)	0.00	0.00	0.00
Net asset value, end of period	$78.82	$74.51	$54.80	$47.06	$46.55

Total Return, at Net Asset Value[3]	5.78%	35.98%	16.45%	1.09%	27.46%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$682,515	$725,406	$558,934	$543,020	$611,872
Average net assets (in thousands)	$688,259	$618,970	$575,072	$605,083	$548,739
Ratios to average net assets:[4]
Net investment income (loss)	(0.39)%	(0.24)%	0.03%	(0.53)%	(0.29)%
Total expenses[5]	0.83%	0.84%	0.85%	0.84%	0.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%	0.80%	0.76%
Portfolio turnover rate	113%	84%	66%	91%	95%

1.	December 30, 2011 represents the last business day of the Fund's reporting period.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.
5.	Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	0.83%
Year Ended December 31, 2013	0.84%
Year Ended December 31, 2012	0.85%
Year Ended December 30, 2011	0.84%
Year Ended December 31, 2010	0.85%

16	Oppenheimer Discovery Mid Cap Growth Fund/VA

FINANCIAL HIGHLIGHTS

Service Shares	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$72.22	$53.25	$45.84	$45.46	$35.75
Income (loss) from investment operations:
Net investment loss[2]	(0.46)	(0.30)	(0.12)	(0.37)	(0.20)
Net realized and unrealized gain	4.45	19.27	7.53	0.75	9.91
Total from investment operations	3.99	18.97	7.41	0.38	9.71
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$76.21	$72.22	$53.25	$45.84	$45.46

Total Return, at Net Asset Value[3]	5.53%	35.62%	16.17%	0.83%	27.16%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,964	$36,549	$35,942	$35,773	$32,669
Average net assets (in thousands)	$32,927	$35,905	$37,842	$37,775	$27,552
Ratios to average net assets:[4]
Net investment loss	(0.64)%	(0.49)%	(0.22)%	(0.78)%	(0.53)%
Total expenses[5]	1.08%	1.09%	1.10%	1.09%	1.10%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.05%	1.05%	1.01%
Portfolio turnover rate	113%	84%	66%	91%	95%

1.	December 30, 2011 represents the last business day of the Fund's reporting period.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.
5.	Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	1.08%
Year Ended December 31, 2013	1.09%
Year Ended December 31, 2012	1.10%
Year Ended December 30, 2011	1.09%
Year Ended December 31, 2010	1.10%

17	Oppenheimer Discovery Mid Cap Growth Fund/VA

INFORMATION AND SERVICES

STATEMENT OF ADDITIONAL INFORMATION AND ANNUAL AND SEMI-ANNUAL REPORTS. The Fund's Statement of Additional Information and Annual and Semi-Annual Reports to shareholders provide additional information about the Fund's investments. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information and audited financial statements included in its most recent Annual Report dated December 31, 2014, including the notes thereto and report of the independent registered public accounting firm thereon, are incorporated by reference into (are legally considered part of) this prospectus.

How to Request More Information

You can request the above documents, the notice explaining the Fund's privacy policy, and other information about the Fund, without charge, by:

Telephone:	Call OppenheimerFunds Services toll-free: 1.800.988.8287
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use the following address for courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No.: 811-4108 SP0620.001.0415

OPPENHEIMER
Equity Income Fund/VA
A series of Oppenheimer Variable Account Funds

Prospectus dated April 30, 2015

Share Classes:
Non-Service Shares
Service Shares

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Oppenheimer Equity Income Fund/VA is a mutual fund that seeks total return. It invests mainly in common stocks and other equity securities that the portfolio manager believes are undervalued.

Shares of the Fund are sold only as an underlying investment for variable life insurance policies, variable annuity contracts and other insurance company separate accounts. A prospectus for the insurance product you have selected accompanies this prospectus and explains how to select shares of the Fund as an investment under that insurance product, and which share class or classes you are eligible to purchase.

This prospectus contains important information about the Fund's objective, investment policies, strategies and risks. Please read this prospectus (and your insurance product prospectus) carefully before you invest and keep them for future reference about your account.

Contents

THE FUND SUMMARY
3	Investment Objective
3	Fees and Expenses of the Fund
3	Principal Investment Strategies
3	Principal Risks
5	The Fund's Past Performance
5	Investment Adviser
5	Portfolio Manager
5	Purchase and Sale of Fund Shares
5	Taxes
5	Payments to Broker-Dealers and Other Financial Intermediaries
MORE ABOUT THE FUND
6	About the Fund's Investments
12	How the Fund is Managed
MORE ABOUT YOUR INVESTMENT
13	How to Buy and Sell Shares
16	Dividends, Capital Gains and Taxes
16	Financial Highlights
To Summary Prospectus

THE FUND SUMMARY

Investment Objective. The Fund seeks total return.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. The accompanying prospectus of the participating insurance company provides information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product. The fees and expenses of those products are not charged by the Fund and are not reflected in this table. Expenses would be higher if those fees were included.

Shareholder Fees
(fees paid directly from your investment)	Non-Service	Service
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)	Non-Service	Service
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.67%	0.67%
Total Annual Fund Operating Expenses	1.42%	1.67%
Fee Waiver and/or Expense Reimbursement*	(0.62)%	(0.62)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.80%	1.05%

*After discussions with the Fund's Board, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) to annual rates of 0.80% for Non-Service Shares and 1.05% for Service Shares as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows, whether or not you redeemed your shares:

	1 Year	3 Years	5 Years	10 Years
Non-Service	$82	$391	$722	$1,660
Service	$108	$469	$856	$1,940

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategies. The Fund mainly invests in common stocks of U.S. companies that the portfolio manager believes are undervalued. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Fund may invest in equity securities other than common stocks, such as preferred stocks, warrants and securities convertible into common stocks. The Fund may invest in equity securities issued by companies of different capitalization ranges, but will typically focus on larger capitalization stocks. The Fund may invest in equity securities both for current income from dividends as well as for growth opportunities.

The Fund can buy securities of companies in developed and emerging market countries. The Fund has no limits on the amounts it can invest in foreign securities. However, currently it does not intend to invest more than 25% of its net assets in securities of issuers in any single foreign country or more than 5% of its net assets in companies or government issuers in emerging market countries.

In selecting investments for the Fund, the portfolio manager mainly relies on a value-oriented investing style. A security may be undervalued because the market is not aware of the issuer's intrinsic value, does not yet recognize its future potential, or the issuer may be temporarily out of favor. The Fund seeks to realize gains in the prices of those securities when other investors recognize their real or prospective worth. The Fund also looks for securities that offer higher than average dividends. The portfolio manager generally uses a fundamental approach to analyzing issuers, for example, by looking at price/earnings ratios and current balance sheet information. Currently, the portfolio manager focuses on securities that have high current income and are believed to have substantial earnings possibilities, have low price/earnings ratios relative to other securities, and that have a low price relative to the underlying value of the issuer's assets, earnings, cash flow or other factors. These criteria may vary in particular cases and may change over time. The Fund may sell securities that the portfolio manager believes no longer meet these criteria, but is not required to do so.

3	Oppenheimer Equity Income Fund/VA

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Risks of Investing in Stock. The value of a Fund's portfolio may be affected by changes in the stock markets. Stock markets may experience significant short-term volatility and may fall sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual stocks generally do not all move in the same direction at the same time. For example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen. A variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry. To the extent that securities of a particular type are emphasized, for example foreign stocks, stocks of small- or mid-cap companies, growth or value stocks, or stocks of companies in a particular industry, fund share values may fluctuate more in response to events affecting the market for those types of securities.

    Industry and Sector Focus. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of stocks of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in response to events affecting that industry or sector. To some extent that risk may be limited by the Fund's policy of not concentrating its investments in any one industry.

Risks of Other Equity Securities. Most convertible securities are subject to the risks and price fluctuations of the underlying stock. They may be subject to the risk that the issuer will not be able to pay interest or dividends when due and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. Some convertible preferred stocks have a conversion or call feature that allows the issuer to redeem the stock before the conversion date, which could diminish the potential for capital appreciation on the investment. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. If interest rates rise, the value of preferred stock having a fixed dividend rate tends to fall. Preferred stock generally ranks behind debt securities in claims for dividends and assets of the issuer in a liquidation or bankruptcy. The price of a warrant does not necessarily move parallel to the price of the underlying security and is generally more volatile than that of the underlying security. Rights are similar to warrants, but normally have a shorter duration. The market for rights or warrants may be very limited and it may be difficult to sell them promptly at an acceptable price. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Risks of Small- and Mid-Cap Companies. The stock prices of small- and mid-cap companies may be more volatile and their securities may be more difficult to sell than those of larger companies. They may not have established markets, may have fewer customers and product lines, may have unseasoned management or less management depth and may have more limited access to financial resources. Smaller companies may not pay dividends or provide capital gains for some time, if at all.

Risks of Value Investing. Value investing entails the risk that if the market does not recognize that a Fund's securities are undervalued, the prices of those securities might not appreciate as anticipated. A value approach could also result in fewer investments that increase rapidly during times of market gains and could cause a Fund to underperform funds that use a growth or non-value approach to investing. Value investing has gone in and out of favor during past market cycles and when value investing is out of favor or when markets are unstable, the securities of "value" companies may underperform the securities of "growth" companies.

Dividend Risk. There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. High-dividend stocks may not experience high earnings growth or capital appreciation. The Fund's performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks.

Risks of Foreign Investing. Foreign securities are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those securities. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund's net assets may change on days when you will not be able to purchase or redeem the Fund's shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to only limited or no regulatory oversight.

Who Is the Fund Designed For? The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies. Those investors should be willing to assume the risks of short-term share price fluctuations and losses that are typical for a fund emphasizing investments in equity securities. Since the Fund's income level will fluctuate, it is not designed for investors needing an

4	Oppenheimer Equity Income Fund/VA

assured level of current income. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's Non-Service Shares performance from calendar year to calendar year and by showing how the Fund's average annual returns for the periods of time shown in the table compare with those of a broad measure of market performance. Charges imposed by the insurance accounts that invest in the Fund are not included and the returns would be lower if they were. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website at:
https://www.oppenheimerfunds.com/fund/EquityIncomeFundVA

During the period shown, the highest return before taxes for a calendar quarter was 26.91% (2nd Qtr 09) and the lowest return before taxes for a calendar quarter was -24.60% (4th Qtr 08).

The following table shows the average annual total returns before taxes for each class of the Fund's shares.

Average Annual Total Returns for the periods ended December 31, 2014
	1 Year	5 Years	10 Years (or life of class, if less)
Non-Service Shares (inception 01/02/03)	11.08%	13.43%	8.28%
Service Shares (inception 09/18/06)	10.73%	12.06%	5.38%
Russell 1000 Value Index	13.45%	15.42%	7.30%
(reflects no deduction for fees, expenses or taxes)			6.41%*

*From 9-30-06.

Investment Adviser. OFI Global Asset Management, Inc. (the "Manager") is the Fund's investment adviser.  OppenheimerFunds, Inc. (the "Sub-Adviser") is its sub-adviser.

Portfolio Manager. Michael Levine, CFA, has been Vice President and portfolio manager of the Fund since April 2013.

Purchase and Sale of Fund Shares. Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. You may only submit instructions for buying or selling shares of the Fund to your insurance company or its servicing agent, not directly to the Fund or its Transfer Agent. The accompanying prospectus of the participating insurance company provides information about how to select the Fund as an investment option.

Taxes. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, any dividends and capital gains distributions will be taxable to the participating insurance company, if at all. However, those payments may affect the tax basis of certain types of distributions from those accounts. Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

Payments to Broker-Dealers and Other Financial Intermediaries. The Fund, the Sub-Adviser, or their related companies may make payments to financial intermediaries, including to insurance companies that offer shares of the Fund as an investment option. These payments for the sale of Fund shares and related services may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

5	Oppenheimer Equity Income Fund/VA

MORE ABOUT YOUR INVESTMENT

About the Fund's Investments

The allocation of the Fund's portfolio among different types of investments will vary over time and the Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains additional information about the Fund's investment policies and risks.

The Fund's Principal Investment Strategies and Risks. The following strategies and types of investments are the ones that the Fund considers to be the most important in seeking to achieve its investment objective and the following risks are those the Fund expects its portfolio to be subject to as a whole.

Common Stock and Other Equity Investments. Equity securities include common stock, preferred stock, rights, warrants and certain securities that are convertible into common stock. Equity investments may be exchange-traded or over-the-counter securities.

The value of the Fund's portfolio may be affected by changes in the stock markets. Stocks and other equity securities fluctuate in price in response to changes to equity markets in general. Stock markets may experience significant short-term volatility and may fall sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

The prices of equity securities generally do not all move in the same direction at the same time. For example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen. A variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry. To the extent that securities of a particular type are emphasized, for example foreign stocks, stocks of small- or mid-cap companies, growth or value stocks, or stocks of companies in a particular industry, its share value may fluctuate more in response to events affecting the market for those types of securities.

■

Common stock represents an ownership interest in a company. It ranks below preferred stock and debt securities in claims for dividends and in claims for assets of the issuer in a liquidation or bankruptcy.

■

Preferred stock has a set dividend rate and ranks ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. The dividends on preferred stock may be cumulative (they remain a liability of the company until paid) or non-cumulative. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. If prevailing interest rates rise, the fixed dividend on preferred stock may be less attractive, which may cause the price of preferred stock to decline.

■

Warrants are options to purchase equity securities at specific prices that are valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and can be more volatile than the price of the underlying securities. If the market price of the underlying security does not exceed the exercise price during the life of the warrant, the warrant will expire worthless and any amount paid for the warrant will be lost. The market for warrants may be very limited and it may be difficult to sell a warrant promptly at an acceptable price. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

■

Convertible securities can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. Some convertible debt securities may be considered "equity equivalents" because of the feature that makes them convertible into common stock. Convertible securities may offer the Fund the ability to participate in stock market movements while also seeking some current income. Convertible securities may provide more income than common stock but they generally provide less income than comparable non-convertible debt securities. Most convertible securities will vary, to some extent, with changes in the price of the underlying common stock and are therefore subject to the risks of that stock. In addition, convertible securities may be subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. However, credit ratings of convertible securities generally have less impact on the value of the securities than they do for non-convertible debt securities. Some convertible preferred stocks have a mandatory conversion feature or a call feature that allows the issuer to redeem the stock on or prior to a mandatory conversion date. Those features could diminish the potential for capital appreciation on the investment.

     The Fund's convertible debt securities are subject to the same credit rating limits as the Fund's other debt securities and to the Fund's policy of not investing more than 10% of its net assets in all debt securities.

Small- and Mid-Cap Companies. Small- and mid-cap companies may be either established or newer companies, including "unseasoned" companies that have been in operation for less than three years. While smaller companies might offer greater opportunities for gain than larger companies, they also may involve greater risk of loss. They may be more sensitive to changes in a company's earnings expectations and may experience more abrupt and erratic price movements. Smaller companies' securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small- and mid-cap companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them

6	Oppenheimer Equity Income Fund/VA

through business downturns or adverse market conditions. Since small- and mid-cap companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Smaller companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. Securities of small, unseasoned companies may be particularly volatile, especially in the short term, and may have very limited liquidity in a declining market. It may take a substantial period of time to realize a gain on an investment in a small- or mid-cap company, if any gain is realized at all.

The Fund measures the market capitalization of an issuer at the time of investment. Because the relative sizes of companies change over time as the stock market changes, the Fund's definition of what is a "small-cap," "mid-cap" or "large-cap" company may change over time as well. After the Fund buys the stock of an individual company, that company may expand or contract and no longer fall within the designated capitalization range. Although the Fund is not required to sell the stock of companies whose market capitalizations have grown or decreased beyond the Fund's capitalization-range definition, it might sell some of those holdings to try to adjust the dollar-weighted median capitalization of its portfolio. That might cause the Fund to realize capital gains on an investment and could increase taxable distributions to shareholders.

When the Fund invests in smaller company stocks that might trade infrequently, investors might seek to trade fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as "price arbitrage"). If such price arbitrage were successful, it might interfere with the efficient management of the Fund's portfolio and the Fund may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of fund shares held by other shareholders.

Value Investing. Value investing seeks stocks that are priced below their intrinsic or prospective worth. Value investing uses fundamental analysis and research to seek to identify issuers whose securities are undervalued in the marketplace in relation to factors such as their earnings potential, assets, industry position, management strength and cash flows. Undervalued companies may have lower stock prices because the market is not aware of their intrinsic value or does not yet fully recognize their future potential. The price of those securities may increase if other investors recognize a company's current or potential worth.

    Risks of Value Investing. Value investing entails the risk that if the market does not recognize that a selected security is undervalued, the prices of that security might not appreciate as anticipated. A value investing approach could also lead to acquiring fewer securities that might experience rapid price increases during times of market advances. This could cause the investments to underperform strategies that seek capital appreciation by employing only a growth or other non-value approach. Value investing has also gone in and out of favor during past market cycles and is likely to continue to do so. During periods when value investing is out of favor or when markets are unstable, the securities of "value" companies may underperform the securities of "growth" companies.

Foreign Investing. The Fund may buy stocks and other equity securities of issuers that are organized under the laws of a foreign country or that have a substantial portion of their operations or assets in a foreign country or countries, or that derive a substantial portion of their revenue or profits from businesses, investments or sales outside of the United States. The Fund may also invest in foreign securities that are represented in the United States securities markets by American Depository Receipts ("ADRs") or similar depository arrangements. The Fund may invest to a limited degree in companies in developing or emerging markets. The Fund will hold foreign currency only in connection with buying and selling foreign securities.

Risks of Foreign Investing. Securities traded in foreign markets often involve special risks not present in U.S. investments that can increase the chances the Fund will lose money. Additional information regarding certain of the risks associated with foreign investing is provided below.

■

Foreign Market Risk. If there are fewer investors in a particular foreign market, securities traded in that market may be less liquid and more volatile than U.S. securities and more difficult to price. Foreign markets may also be subject to delays in the settlement of transactions and difficulties in pricing securities. If the Fund is delayed in settling a purchase or sale transaction, it may not receive any return on the invested assets or it may lose money if the value of the security declines. It may also be more expensive for the Fund to buy or sell securities in certain foreign markets than in the United States, which may increase the Fund's expense ratio.

■

Foreign Economy Risk. Foreign economies may be more vulnerable to political or economic changes than the U.S. economy. They may be more concentrated in particular industries or may rely on particular resources or trading partners to a greater extent. Certain foreign economies may be adversely affected by shortages of investment capital or by high rates of inflation. Changes in economic or monetary policy in the U.S. or abroad may also have a greater impact on the economies of certain foreign countries.

■

Foreign Governmental and Regulatory Risks. Foreign companies may not be subject to the same accounting and disclosure requirements as U.S. companies. As a result there may be less accurate information available regarding a foreign company's operations and financial condition. Foreign companies may be subject to capital controls, nationalization, or confiscatory taxes. There may be less government regulation of foreign issuers, exchanges and brokers than in the United States. Some countries also have restrictions that limit foreign ownership and may impose penalties for increases in the value of the Fund's investment. The value of the Fund's foreign investments may be affected if it experiences difficulties in enforcing legal judgments in foreign courts.

■

Foreign Currency Risk. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. If the U.S. dollar rises in value against a foreign currency, a security denominated in that currency will be worth less in U.S. dollars and if the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency will be worth more in U.S. dollars. The dollar value of foreign investments may also be affected by exchange controls. Foreign currency exchange transactions may impose additional costs on the Fund. The Fund can also invest in derivative instruments linked to foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of derivatives linked to that foreign currency. The Sub-Adviser's selection of foreign currency denominated investments may not perform as expected. Currency derivative investments may be particularly volatile and subject to greater risks than other types of foreign-currency denominated investments.

7	Oppenheimer Equity Income Fund/VA

■

Foreign Custody Risk. There may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. There may also be an increased risk of loss of portfolio securities.

■

Time Zone Arbitrage. If the Fund invests a significant amount of its assets in foreign securities, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the New York Stock Exchange that day, when the Fund's net asset value is calculated. If such time zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Fund's use of "fair value pricing" under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Sub-Adviser and the Board believe to be their fair value, may help deter those activities.

■

Globalization Risks. The growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the United States or abroad, or a slowdown in the U.S. economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries.

■

Regional Focus. At times, the Fund might increase the relative emphasis of its investments in a particular region of the world. Securities of issuers in a region might be affected by changes in economic conditions or by changes in government regulations, availability of basic resources or supplies, or other events that affect that region more than others. If the Fund has a greater emphasis on investments in a particular region, it may be subject to greater risks from adverse events that occur in that region than a fund that invests in a different region or that is more geographically diversified. Political, social or economic disruptions in the region may adversely affect the values of the Fund's holdings.

Dividend Risk. There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. High-dividend stocks may not experience high earnings growth or capital appreciation. The Fund's performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non dividend paying stocks.

Other Investment Strategies and Risks. The Fund can also use the investment techniques and strategies described below. The Fund might not use all of these techniques or strategies or might only use them from time to time.

Diversification and Concentration. The Fund is a diversified fund. It attempts to reduce its exposure to the risks of individual securities by diversifying its investments across a broad number of different issuers. The Fund will not concentrate its investments in issuers in any one industry. At times, however, the Fund may emphasize investments in some industries or sectors more than others. The prices of securities of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in response to events affecting that industry or sector. The Securities and Exchange Commission has taken the position that investment of more than 25% of a fund's total assets in issuers in the same industry constitutes concentration in that industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies; however, securities issued by any one foreign government are considered to be part of a single "industry."

Special Portfolio Diversification Requirements.

To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Fund's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act of 1940, as amended, that apply to publicly-sold mutual funds.

     Failure by the Fund to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Fund's investment decisions in a way that could reduce its performance.

Risks of Developing and Emerging Markets. Investments in developing and emerging market countries are subject to all the risks associated with foreign investing, which may be greater for such investments. Investments in securities of issuers in developing or emerging market countries may be considered speculative. Additional information regarding certain of the risks associated with investing in developing and emerging markets is provided below.

■

Less Developed Securities Markets. Developing or emerging market countries may have less well-developed securities markets and exchanges. Consequently they have lower trading volume than the securities markets of more developed countries and may be substantially less liquid than those of more developed countries.

■

Transaction Settlement. Settlement procedures in developing or emerging markets may differ from those of more established securities markets, and settlement delays may result in the inability to invest assets or to dispose of portfolio securities in a timely manner. As a result there could be subsequent declines in the value of the portfolio security, a decrease in the level of liquidity of the portfolio or, if there is a contract to sell the security, a possible liability to the purchaser.

■

Price Volatility. Securities prices in developing or emerging markets may be significantly more volatile than is the case in more developed nations of the world, which may lead to greater difficulties in pricing securities.

■

Less Developed Governments and Economies. The governments of developing or emerging market countries may be more unstable than the governments of more developed countries. In addition, the economies of developing or emerging market countries may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Developing or emerging market countries may be subject to social, political, or economic instability. Further, the value of the currency of a developing or emerging market country may fluctuate more than the currencies of countries with more mature markets.

■

Government Restrictions . In certain developing or emerging market countries, government approval may be required for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. Other government restrictions may include

8	Oppenheimer Equity Income Fund/VA

confiscatory taxation, expropriation or nationalization of company assets, restrictions on foreign ownership of local companies, protectionist measures, and practices such as share blocking.

■

Privatization Programs. The governments in some developing or emerging market countries have been engaged in programs to sell all or part of their interests in government-owned or controlled enterprises. However, in certain developing or emerging market countries, the ability of foreign entities to participate in privatization programs may be limited by local law. There can be no assurance that privatization programs will be successful.

Debt Securities. The Fund does not focus on debt securities as a principal investment strategy; however the Fund can also invest in debt securities, such as U.S. government securities and domestic and foreign corporate and government bonds and debentures. The Fund may invest in debt securities to seek income, for liquidity or for hedging purposes.

The Fund's debt securities may be rated by nationally recognized statistical rating organizations such as Moody's Investors Service, Inc. or Standard & Poor's Ratings Services or may be unrated. "Investment-grade" refers to securities that are rated in one of the top four rating categories. The Fund can also invest in debt securities that are rated below investment grade, also referred to as "junk bonds." Rating definitions of national rating agencies are described in Appendix B to the Statement of Additional Information.

Debt securities may be subject to the following risks:

■

Interest Rate Risk. Interest rate risk is the risk that rising interest rates, or an expectation of rising interest rates in the near future, will cause the values of the Fund's investments in debt securities to decline. The values of debt securities usually change when prevailing interest rates change. When interest rates rise, the values of outstanding debt securities generally fall, and those securities may sell at a discount from their face amount. When interest rates rise, the decrease in values of outstanding debt securities may not be offset by higher income from new investments. When interest rates fall, the values of already-issued debt securities generally rise. However, when interest rates fall, the Fund's investments in new securities may be at lower yields and may reduce the Fund's income. The values of longer-term debt securities usually change more than the values of shorter-term debt securities when interest rates change; thus, interest rate risk is usually greater for securities with longer maturities or durations. "Zero-coupon" or "stripped" securities may be particularly sensitive to interest rate changes. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows. Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks.

■

Duration Risk. Duration risk is the risk that longer-duration debt securities are more likely to decline in price than shorter-duration debt securities, in a rising interest-rate environment. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. "Effective duration" attempts to measure the expected percentage change in the value of a bond or portfolio resulting from a change in prevailing interest rates. The change in the value of a bond or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond's value to decline about 3% while a 1% decrease in general interest rates would be expected to cause the bond's value to increase 3%. The duration of a debt security may be equal to or shorter than the full maturity of a debt security.

■

Credit Risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. U.S. government securities generally have lower credit risks than securities issued by private issuers or certain foreign governments. If an issuer fails to pay interest, the Fund's income might be reduced, and if an issuer fails to repay principal, the value of the security might fall and the Fund could lose the amount of its investment in the security. The extent of this risk varies based on the terms of the particular security and the financial condition of the issuer. A downgrade in an issuer's credit rating or other adverse news about an issuer, for any reason, can reduce the market value of that issuer's securities.

■

Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects lower-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of the Fund's lower-rated and unrated securities. Some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that the Fund might have difficulty selling them promptly at an acceptable price.

■

Extension Risk. Extension risk is the risk that, if interest rates rise rapidly, repayments of principal on certain debt securities may occur at a slower rate than expected, and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply. Extension risk is particularly prevalent for a callable security where an increase in interest rates could result in the issuer of that security choosing not to redeem the security as anticipated on the security's call date. Such a decision by the issuer could have the effect of lengthening the debt security's expected maturity, making it more vulnerable to interest rate risk and reducing its market value.

■

Reinvestment Risk. Reinvestment risk is the risk that when interest rates fall, the Fund may be required to reinvest the proceeds from a security's sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than non-callable bonds.

■

Prepayment Risk. Certain fixed-income securities (in particular mortgage-related securities) are subject to the risk of unanticipated prepayment. Prepayment risk is the risk that, when interest rates fall, the issuer will redeem the security prior to the security's expected maturity, or that borrowers will repay the loans that underlie these fixed-income securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to expected maturity. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security's price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.

■

Event Risk. If an issuer of debt securities is the subject of a buyout, debt restructuring, merger or recapitalization that increases its debt load, it could interfere with its ability to make timely payments of interest and principal and cause the value of its debt securities to fall.

9	Oppenheimer Equity Income Fund/VA

Fixed-Income Market Risks. The fixed-income securities market can be susceptible to unusual volatility and illiquidity. Volatility and illiquidity may be more pronounced in the case of lower-rated and unrated securities. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the U.S. and in other countries. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices at which they are carried on the Fund's books. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds' prices. An unexpected increase in Fund redemption requests, which may be triggered by market turmoil or an increase in interest rates, could cause the Fund to sell its holdings at a loss or at undesirable prices. Similarly, the prices of the Fund's holdings could be adversely affected if an investment account managed similarly to that of the Fund were to experience significant redemptions and those accounts were required to sell its holdings at an inopportune time. The liquidity of an issuer's securities may decrease as result of a decline in an issuer's credit rating, the occurrence of an event that causes counterparties to avoid transacting with the issuer, or an increase in the issuer's cash outflows. A lack of liquidity or other adverse credit market conditions may hamper the Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns may impact the market price or value of those debt securities and may cause increased volatility in those debt securities or debt securities markets, reducing the willingness of some lenders to extend credit, and making it more difficult for borrowers to obtain financing on attractive terms (or at all). Under some circumstances, as was the case during the latter half of 2008 and early 2009, those concerns could cause reduced liquidity in certain debt securities markets.

Following the financial crisis, the Federal Reserve has sought to stabilize the economy by keeping the federal funds rate at or near zero percent. The Federal Reserve has also purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, pursuant to its monetary stimulus program known as "quantitative easing." As the Federal Reserve tapers its securities purchases pursuant to quantitative easing or raises the federal funds rate, there is a risk that interest rates may rise and cause fixed-income investors to move out of fixed-income securities, which may also increase redemptions in fixed-income mutual funds.

In addition, although the fixed-income securities markets have grown significantly in the last few decades, regulations and business practices have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain debt securities. As a result, dealer inventories of fixed-income securities, which provide an indication of the ability of financial intermediaries to make markets in fixed-income securities, are at or near historic lows relative to market size. Because market makers help stabilize the market through their financial intermediary services, further reductions in dealer inventories could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets.

Master Limited Partnerships. The Fund may invest in publicly traded limited partnerships known as "master limited partnerships" or MLPs. MLPs issue units that are registered with the Securities and Exchange Commission and are freely tradable on a securities exchange or in the over-the-counter market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP's creditors would continue after the Fund sold its investment in the MLP. MLPs are typically real estate, oil and gas and equipment leasing vehicles, but they also finance movies, research and development, and other projects.

Derivative Investments. The Fund can invest in "derivative" instruments. A derivative is an instrument whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency.  Derivatives may allow the Fund to increase or decrease its exposure to certain markets or risks.

The Fund may use derivatives to seek to increase its investment return or for hedging purposes. The Fund is not required to use derivatives in seeking its investment objective or for hedging and might not do so.

        Options, futures, forward contracts and structured instruments are some of the derivatives that the Fund may use. The Fund may also use other types of derivatives that are consistent with its investment strategies or hedging purposes.

Put and Call Options. The Fund may buy and sell call and put options on futures contracts (including commodity futures contracts), commodity indices, financial indices, securities indices, currencies, financial futures, swaps and securities. A call option gives the buyer the right, but not the obligation, to purchase an underlying asset at a specified (strike) price. A put option gives the buyer the right, but not the obligation, to sell an underlying asset at a specified price. Options may be traded on a securities or futures exchange or over-the-counter. Options on commodity futures contracts are traded on the same exchange on which the underlying futures contract is listed. The Fund may purchase and sell options on commodity futures listed on U.S. and foreign futures exchanges.

The Fund may sell call options if they are "covered." That means that while the call option is outstanding, the Fund must either own the security subject to the call, or, for certain types of call options, identify liquid assets on its books that would enable it to fulfill its obligations if the option were exercised. The Fund may also sell put options. The Fund must identify liquid assets to cover any put options it sells.

     Risks of Options. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying investment at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying investment at a disadvantageous price. If the Fund sells a call option on an investment that the Fund owns (a "covered call") and the investment has increased in value when the call option is exercised, the Fund will be required to sell the investment at the call price and will not be able to realize any of the investment's value above the call price. Options may involve economic leverage, which could result in greater price volatility than other investments.

"Structured" Notes . "Structured" notes are specially-designed derivative debt instruments. The terms of the instrument may be determined or "structured" by the purchaser and the issuer of the note. Payments of principal or interest on these notes may be linked to

10	Oppenheimer Equity Income Fund/VA

the value of an index (such as a currency or securities index), one or more securities, a commodity or the financial performance of one or more obligors. The value of these notes will normally rise or fall in response to the changes in the performance of the underlying security, index, commodity or obligor.

     Risks of "Structured" Notes. Structured notes are subject to interest rate risk. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or obligor. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult to value them or sell them at an acceptable price. In some cases, the Fund may enter into agreements with an issuer of structured notes to purchase a minimum amount of those notes over time.

     Hedging. Hedging transactions are intended to reduce the risks of securities in the Fund's portfolio. At times, however, a hedging instrument's value might not be correlated with the investment it is intended to hedge, and the hedge might be unsuccessful. If the Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, the strategy could reduce its return or create a loss.

     Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. The underlying security, obligor or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. For some derivatives, it is possible to lose more than the amount invested in the derivative investment. In addition, some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and may increase portfolio turnover. Derivatives are subject to credit risk, since the Fund may lose money on a derivative investment if the issuer or counterparty fails to pay the amount due. As a result of these risks, the Fund could realize little or no income or lose money from the investment, or the use of a derivative for hedging might be unsuccessful.

In addition, under financial reform legislation currently being implemented, certain over-the-counter derivatives, including certain interest rate swaps and certain credit default swaps, are (or soon will be) required to be executed on a regulated market and/or cleared through a clearinghouse, which may result in increased margin requirements and costs for the Fund. It is unclear how these regulatory changes will affect counterparty risk, and entering into a derivative transaction that is cleared may entail further risks and costs, including the counterparty risk of the clearinghouse and the futures commission merchant through which the Fund accesses the clearinghouse.

Illiquid and Restricted Securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as "illiquid" securities. Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their resale are referred to as "restricted securities." Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.

     The Fund will not invest more than 15% of its net assets in illiquid securities. The Fund's holdings of illiquid securities are monitored on an ongoing basis to determine whether to sell any of those securities to maintain adequate liquidity.

Conflicts of Interest. The investment activities of the Manager, the Sub-Adviser and their affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager, the Sub-Adviser or their affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another fund or account holding investment positions that are adverse to the Fund's investment strategies or activities. Other funds or accounts advised by the Manager, the Sub-Adviser or their affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the Fund's investment strategies may be adversely affected. The Fund's investment performance will usually differ from the performance of other accounts advised by the Manager, the Sub-Adviser or their affiliates and the Fund may experience losses during periods in which other accounts they advise achieve gains. The Manager and the Sub-Adviser have adopted policies and procedures designed to address potential identified conflicts of interest, however, such policies and procedures may also limit the Fund's investment activities and affect its performance.

The Fund offers its shares to separate accounts of different insurance companies, as an investment for their variable annuity contracts, variable life insurance policies and other investment products. While the Fund does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Fund through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

Investments in Oppenheimer Institutional Money Market Fund. The Fund can invest its free cash balances in Class E shares of Oppenheimer Institutional Money Market Fund to provide liquidity or for defensive purposes. The Fund invests in Oppenheimer Institutional Money Market Fund, rather than purchasing individual short-term investments, to seek a higher yield than it could obtain on its own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, and is part of the Oppenheimer family of funds. It invests in a variety of short-term, high-quality, dollar-denominated money market instruments issued by the U.S. government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to the Fund directly. At the time of an investment, the Fund cannot always predict what the yield of the Oppenheimer Institutional Money Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As a shareholder, the Fund will be subject to its proportional share of the expenses of Oppenheimer Institutional Money Market Fund's Class E shares, including its advisory fee. However, the Manager will waive a portion of the Fund's advisory fee to the extent of the Fund's share of the advisory fee paid to the Manager by Oppenheimer Institutional Money Market Fund.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its total assets in investments that may be inconsistent with the Fund's principal

11	Oppenheimer Equity Income Fund/VA

investment strategies. Generally, the Fund would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments in which Oppenheimer Institutional Money Market Fund invests or in other short-term U.S. government securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests in these securities, it might not achieve its investment objective.

Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Fund may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. The Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during past fiscal years.

Changes To The Fund's Investment Policies. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares, however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. Shareholders will receive 60 days' advance notice of any change in the 80% investment policy described in "Principal Investment Strategies." The Fund's investment objective is not a fundamental policy. Investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy or restriction is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

Portfolio Holdings. The Fund's portfolio holdings are included in its semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Schedule of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund's first and third fiscal quarters. Therefore, the Fund's portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters. In addition, the Fund's portfolio holdings information, as of the end of each calendar month, may be posted and available on the Fund's website no sooner than 30 days after the end of each calendar month.

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

How the Fund is Managed

THE MANAGER AND THE SUB-ADVISER. OFI Global Asset Management, Inc., the Manager, is a wholly-owned subsidiary of OppenheimerFunds, Inc. The Manager oversees the Fund's investments and its business operations. OppenheimerFunds, Inc., the Sub-Adviser, chooses the Fund's investments and provides related advisory services. The Manager carries out its duties, subject to the policies established by the Fund's Board, under an investment advisory agreement with the Fund that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business. The Sub-Adviser has a sub-advisory agreement with the Manager and is paid by the Manager.

The Manager has been an investment adviser since 2012. The Sub-Adviser has been an investment adviser since 1960. The Manager and the Sub-Adviser are located at 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of average annual net assets over $800 million, calculated on the daily net assets of the Fund. Under the sub-advisory agreement, the Manager pays the Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers) that it receives from the Fund as compensation for the provision of the investment advisory services. The Fund's advisory fee for the fiscal year ended December 31, 2014 was 0.75% of the Fund's average annual net assets, before any applicable waivers.

After discussions with the Fund's Board, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) to annual rates of 0.80% for Non-Service Shares and 1.05% for Service Shares as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board.

The Manager has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investments in funds managed by the Manager or its affiliates. During the fiscal year ended December 31, 2014, those indirect expenses were less than 0.01% of average daily net assets and are therefore not shown in the Annual Fund Operating Expenses table earlier in this prospectus.

The Fund's annual operating expenses may vary in future years.

A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory arrangements is available in the Fund's Annual Report to shareholders for the period ended December 31, 2014.

Portfolio Manager. The Fund's portfolio is managed by Michael Levine, CFA, who is primarily responsible for the day-to-day management of the Fund's investments. Mr. Levine has been a Vice President and portfolio manager of the Fund since April 2013.

Mr. Levine has been a Vice President of the Sub-Adviser since June 1998 and Senior Portfolio Manager of the Sub-Adviser since September 2000. Mr. Levine is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

     The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.

12	Oppenheimer Equity Income Fund/VA

MORE ABOUT YOUR INVESTMENT

How to Buy and Sell Shares

You may only submit instructions for buying or selling shares of the Fund to your insurance company or its servicing agent, not directly to the Fund or its Transfer Agent. Information about your investment in the Fund can only be obtained from your participating insurance company or its servicing agent. The Fund's Transfer Agent does not hold or have access to those records.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund currently offers two different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices. The Service Shares are subject to a distribution and service plan. The expenses of that plan are described below. The Non-Service Shares are not subject to a service and distribution plan.

THE PRICE OF FUND SHARES. Fund shares are sold to participating insurance companies, and are redeemed, at their net asset value per share. The net asset value that applies to a purchase order is the next one calculated after the insurance company (as the Fund's designated agent to receive purchase orders) receives the order from its contract owner, in proper form. Fund shares are redeemed at the next net asset value calculated after the insurance company (as the Fund's designated agent to receive purchase orders) receives the order from its contract owner, in proper form. The Fund's Transfer Agent generally must receive the purchase or redemption order from the insurance company by 9:30 a.m. Eastern Time on the next regular business day.

The Fund does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Fund shares are purchased, they are described in the accompanying prospectus of the participating insurance company. The participating insurance company's prospectus may also include information regarding the time you must submit your purchase and redemption orders.

The sale and redemption price for Fund shares will change from day to day because the value of the securities in its portfolio and its expenses fluctuate. The redemption price will normally differ for different classes of shares. The redemption price of your shares may be more or less than their original cost.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the New York Stock Exchange (NYSE), on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern Time, but may close earlier on some days.

The Fund determines the net assets of each class of shares by subtracting the class-specific expenses and the amount of the Fund's liabilities attributable to the share class from the market value of the Fund's securities and other assets attributable to the share class. The Fund's "other assets" might include, for example, cash and interest or dividends from its portfolio securities that have been accrued but not yet collected. The Fund's securities are valued primarily on the basis of current market quotations.

The net asset value per share for each share class is determined by dividing the net assets of the class by the number of outstanding shares of that class. The current net asset value per share of the Fund is available on our website at www.oppenheimerfunds.com.

       Fair Value Pricing. If market quotations are not readily available or (in the Sub-Adviser's judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset value is calculated that day, an event occurs that the Sub-Adviser learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Board believes would more accurately reflect the security's fair value.

In determining whether current market prices are readily available and reliable, the Sub-Adviser monitors the information it receives in the ordinary course of its investment management responsibilities. It seeks to identify significant events that it believes, in good faith, will affect the market prices of the securities held by the Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster).

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Sub-Adviser's "Valuation Committee." Those determinations may include consideration of recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. Fair value determinations by the Sub-Adviser are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined.

The Fund's use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its net asset value per share.

     Pricing Foreign Securities. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market movements, may occur during that time that could potentially affect the values of foreign securities held by the Fund.

The Sub-Adviser believes that foreign securities values may be affected by volatility that occurs in U.S. markets after the close of foreign securities markets. The Sub-Adviser's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

13	Oppenheimer Equity Income Fund/VA

How Can You Buy Fund Shares? Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Fund as an investment option. That prospectus will indicate which share class you may be eligible to purchase.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund's best interest to do so.

How Can You Redeem Fund Shares? Only the participating insurance companies that hold Fund shares in their separate accounts can place orders to redeem shares. Contract holders and policy holders should not directly contact the Fund or its transfer agent to request a redemption of Fund shares. The Fund normally sends payment by Federal Funds wire to the insurance company's account on the next business day after the Fund receives the order (and no later than seven days after the Fund's receipt of the order). Under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

Redemptions "In-Kind." Shares may be "redeemed in-kind" under certain circumstances (such as redemptions of substantial amounts of shares by shareholders that have consented to such in kind redemptions). That means that the redemption proceeds will be paid to the participating insurance companies in securities from the Fund's portfolio. If the Fund redeems shares in-kind, the insurance company accounts may bear transaction costs and will bear market risks until such securities are converted into cash.

Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent, in its discretion, may waive certain of the requirements for redemptions stated in this prospectus.

Frequent Purchase and Redemption Limitations

The Board has adopted a policy to discourage and seek to limit or eliminate frequent purchases or redemptions of shares of the Fund by shareholders or authorized broker-dealer representatives of shareholders, in order to prevent the negative impacts, if any, that this activity may impose on other shareholders of the Fund. Negative impacts may include, without limitation, interference with portfolio management, increased taxes on portfolio securities, diminishment of Fund performance due to the need to sell portfolio securities at less favorable prices, increases in portfolio and administrative transaction costs resulting from large volumes of frequent purchase or redemption activity, and the possible dilution of Fund yields as a result of such activity. In addition, a Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of that Fund's portfolio securities and the determination of the Fund's net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for Funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "Fair Value Pricing" above.

There is no guarantee that this policy, described below, will be sufficient to identify and prevent all frequent purchases or redemptions that may have negative impacts to the Fund. In addition, the implementation of the Fund's policy involves judgments that are inherently subjective and involve some selectivity in their application. The Fund, however, seeks to make judgments that are consistent with the interests of the Fund's shareholders. No matter how the Fund defines frequent purchases or redemptions, other purchases and sales of Fund shares may have adverse effects on the management of the Fund's portfolio and its performance. Additionally, due to the complexity and subjectivity involved in identifying certain frequent trading and the volume of Fund shareholder transactions, there can be no guarantee that the Fund will be able to identify violations of the policy or to reduce or eliminate all detrimental effects of frequent purchases or redemptions.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to the Fund or its long-term shareholders.

The Fund does not offer an exchange privilege.

Right to Refuse Any Purchase Orders. The Fund may refuse, or cancel as permitted by law, any purchase order in its discretion for any reason at any time, and is not obligated to provide notice before rejecting or canceling an order.

Right to Terminate or Suspend Account Privileges. The Fund may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policy described in this prospectus. As part of the Fund's policy to detect and deter frequent purchases and redemptions, the Fund may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control. The Fund may send a written warning to a shareholder that it believes may be engaging in disruptive or excessive trading activity; however, the Fund reserves the right to suspend or terminate the ability to purchase shares, with or without warning, for any account that the Fund determines, in the exercise of its discretion, has engaged in such trading activity.

Monitoring the Policy. The Fund does not have the ability to directly monitor trading activity in the accounts of policy or contract owners ("contract owner accounts") within the participating insurance companies' accounts. Participating insurance companies will generally enter into written agreements which require the participating insurance company to provide underlying shareholder or account data at the Fund's reasonable request. The Fund's ability to monitor and deter excessive short-term trading in insurance company accounts ultimately depends on the capability and diligence of each participating insurance company, under its agreement with the Fund, in monitoring and controlling the trading activity of the policy or contract owners in the insurance company's accounts. Overall purchase and redemption activity in contract owner accounts will be monitored to identify patterns that may suggest frequent trading by the underlying owners. Participating insurance companies will be permitted to apply the Fund's policy or their own frequent trading policy if the latter is more restrictive. In cases where a participating insurance company's more restrictive policy is applied, the Fund will rely on the participating insurance company to monitor frequent trading activity in accordance with its policy. The Fund may request individual

14	Oppenheimer Equity Income Fund/VA

account or transaction information, and based on the information and data it receives, will apply its policy to review transactions that may constitute frequent purchase or exchange activity. The Fund may prohibit, in its sole discretion, purchases of Fund shares by a participating insurance company or by some or all of its clients.

You should refer to the prospectus for your insurance company variable annuity contract for specific information about the insurance company's policies. Under certain circumstances, policy or contract owners may be required to transmit purchase or redemption orders only by first class U.S. mail.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan for Service Shares to pay the Distributor for distribution related services, personal services and account maintenance for those shares. Under the Plan, the Fund pays the Distributor quarterly at an annual rate of up to 0.25% of the daily net assets of the Fund's Service Shares. Because these fees are paid out of the Fund's assets on an on-going basis, over time they will increase the operating expenses of the Service Shares and may cost you more than other types of fees or sales charges. As a result, the Service Shares may have lower performance compared to the Fund's shares that are not subject to a service fee.

     Use of Plan Fees: The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product for providing personal services and account maintenance for variable contract owners that hold Service Shares.

Payments to Financial Intermediaries and Service Providers. The Sub-Adviser and/or the Distributor, Transfer Agent and/or Sub-Transfer Agent, at their discretion, may also make payments to brokers-dealers, other financial intermediaries, including the insurance companies that offer the Fund as an investment option, or to service providers for some or all of the following services- distribution, promotional and marketing support, shareholder servicing, operational and recordkeeping, sub-accounting, networking or administrative services.

Those payments for distribution or promotional and marketing support are made out of the Sub-Adviser's and/or the Distributor's own resources and/or assets, including from the revenues or profits derived from the advisory fees the Sub-Adviser receives from the Fund. Those payments, which may be substantial, are paid to many financial intermediaries having business relationships with the Sub-Adviser, and/or the Distributor, and are in addition to any payments made pursuant to an applicable 12b-1 plan and are separate from any commissions the Distributor pays to these firms out of the sales charges paid by investors or transfer agency fees paid by the Fund to the Transfer Agent.

Payments made by the Sub-Adviser, and/or the Distributor, the Transfer Agent and Sub-Transfer Agent from their own resources are not reflected in the tables in the "Fees and Expenses of the Fund" section of this prospectus because they are not paid by the Fund.

The financial intermediaries that may receive those payments include broker-dealers and other financial intermediaries that offer and sell Fund shares to their clients, provide shareholder services to the Fund, provide promotional and marketing services and/or operational and recordkeeping, networking or sub-accounting services to the Sub-Adviser, Distributor, the Transfer Agent and Sub-Transfer Agent, and receive compensation for those activities. The financial intermediaries that may receive payments include broker dealers, financial advisors, registered investment advisers, sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee-based programs, sponsors of college and retirement savings programs, banks, trust companies, retirement plan or qualified tuition program administrators, third party administrators and other financial intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses and asset retention items, paid by the Sub-Adviser or the Distributor, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that financial intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that financial intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give a financial intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the financial intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the financial intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Sub-Adviser or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA")) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Sub-Adviser or Distributor does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the financial intermediary, sales of Fund shares, the redemption rates on accounts of clients of the financial intermediary or overall asset levels of Oppenheimer funds held for or by clients of the financial intermediary, the willingness of the financial intermediary to allow the Distributor to provide educational and training support for the financial intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the financial intermediary's sales system, as well as the overall quality of the services provided by the financial intermediary and the Sub-Adviser or Distributor's relationship with the financial intermediary. The Sub-Adviser and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Sub-Adviser or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Sub-Adviser and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

15	Oppenheimer Equity Income Fund/VA

Payments may also be made by the Transfer Agent or Sub-Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided, such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, operational and recordkeeping and other administrative services. Financial intermediaries that may receive these fees for providing services may include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, broker-dealers, and insurance companies that offer variable annuity or variable life insurance products, and other financial intermediaries. These fees may be used by the financial intermediary to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

The Statement of Additional Information contains more information about revenue sharing and operational and recordkeeping, networking and sub-accounting payments made by the Sub-Adviser, Distributor, Transfer Agent or Sub-Transfer Agent. Your broker-dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Sub-Adviser, Distributor, Transfer Agent or Sub-Transfer Agent, or any other fees or expenses it charges.

Dividends, Capital Gains and Taxes

DIVIDENDS AND DISTRIBUTIONS. The Fund intends to declare and pay dividends annually from any net investment income. The Fund may also realize capital gains on the sale of portfolio securities, in which case it will make distributions of any net short-term capital gains and it may make distributions out of any net long-term capital gains annually. The Fund may also make supplemental distributions of dividends and capital gains following the end of its fiscal year. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or capital gains distributions in a particular year.

Dividends and distributions are paid separately for each share class. Because of the higher expenses on Service Shares, the dividends and capital gains distributions paid on those shares will generally be lower than for other Fund shares.

Receiving Dividends and Distributions. Any dividends and capital gains distributions will be automatically reinvested in additional Fund shares for the account of the participating insurance company, unless the insurance company elects to have dividends or distributions paid in cash.

TAXES. For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying variable contract prospectus of your participating insurance company. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, any dividends from net investment income and distributions of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company. However, those payments may affect the tax basis of certain types of distributions from those accounts.

The Fund has qualified and intends to qualify each year to be taxed as a regulated investment company under the Internal Revenue Code by satisfying certain income, asset diversification and income distribution requirements, but might not so qualify. In each year that it qualifies as a regulated investment company, the Fund will not be subject to federal income taxes on its income that it distributes to shareholders.

This information is only a summary of certain Federal income tax information about your investment. You are encouraged to consult your tax adviser about the effect of an investment in the Fund on your particular tax situation and about any changes to the Internal Revenue Code that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent registered public accounting firm. KPMG LLP's report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

16	Oppenheimer Equity Income Fund/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$11.64	$9.15	$8.00	$8.49	$7.22
Income (loss) from investment operations:
Net investment income[2]	0.25	0.21	0.16	0.15	0.11
Net realized and unrealized gain (loss)	1.01	2.42	1.11	(0.56)	1.24
Total from investment operations	1.26	2.63	1.27	(0.41)	1.35
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.14)	(0.12)	(0.08)	(0.08)
Distributions from net realized gain	(0.59)	0.00	0.00	0.00	0.00
Total dividends and distributions to shareholders	(0.81)	(0.14)	(0.12)	(0.08)	(0.08)
Net asset value, end of period	$12.09	$11.64	$9.15	$8.00	$8.49

Total Return, at Net Asset Value[3]	11.08%	28.93%	16.08%	(4.93)%	18.85%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$302	$227	$154	$104	$92
Average net assets (in thousands)	$266	$195	$132	$101	$57
Ratios to average net assets:[4]
Net investment income	2.08%	2.00%	1.82%	1.78%	1.46%
Total expenses[5]	1.42%	1.64%	1.75%	1.83%	2.05%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%	0.80%	0.57%
Portfolio turnover rate	40%	159%	87%	86%	109%

1.	December 30, 2011 represents the last business day of the Fund's 2011 fiscal year.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.
5.	Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	1.42%
Year Ended December 31, 2013	1.64%
Year Ended December 31, 2012	1.75%
Year Ended December 30, 2011	1.83%
Year Ended December 31, 2010	2.05%

17	Oppenheimer Equity Income Fund/VA

FINANCIAL HIGHLIGHTS

Service Shares	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$13.78	$10.83	$9.69	$10.23	$8.99
Income (loss) from investment operations:
Net investment income[2]	0.26	0.22	0.13	0.11	0.08
Net realized and unrealized gain (loss)	1.19	2.87	1.13	(0.56)	1.24
Total from investment operations	1.45	3.09	1.26	(0.45)	1.32
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.21)	(0.14)	(0.12)	(0.09)	(0.08)
Distributions from net realized gain	(0.59)	0.00	0.00	0.00	0.00
Total dividends and distributions to shareholders	(0.80)	(0.14)	(0.12)	(0.09)	(0.08)
Net asset value, end of period	$14.43	$13.78	$10.83	$9.69	$10.23

Total Return, at Net Asset Value[3]	10.73%	28.70%	13.09%	(4.48)%	14.81%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,206	$10,862	$6,897	$6,885	$7,311
Average net assets (in thousands)	$11,020	$8,549	$7,095	$7,449	$7,008
Ratios to average net assets:[4]
Net investment income	1.82%	1.78%	1.26%	1.08%	0.85%
Total expenses[5]	1.67%	1.89%	1.93%	1.90%	2.08%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.04%	1.05%	0.93%
Portfolio turnover rate	40%	159%	87%	86%	109%

1.	December 30, 2011 represents the last business day of the Fund's 2011 fiscal year.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.
5.	Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	1.67%
Year Ended December 31, 2013	1.89%
Year Ended December 31, 2012	1.93%
Year Ended December 30, 2011	1.90%
Year Ended December 31, 2010	2.08%

18	Oppenheimer Equity Income Fund/VA

INFORMATION AND SERVICES

STATEMENT OF ADDITIONAL INFORMATION AND ANNUAL AND SEMI-ANNUAL REPORTS. The Fund's Statement of Additional Information and Annual and Semi-Annual Reports to shareholders provide additional information about the Fund's investments. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information and audited financial statements included in its most recent Annual Report dated December 31, 2014, including the notes thereto and report of the independent registered public accounting firm thereon, are incorporated by reference into (are legally considered part of) this prospectus.

How to Request More Information

You can request the above documents, the notice explaining the Fund's privacy policy, and other information about the Fund, without charge, by:

Telephone:	Call OppenheimerFunds Services toll-free: 1.800.988.8287
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use the following address for courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No.: 811-04108 SP0642.001.0415

OPPENHEIMER
Global Fund/VA
A series of Oppenheimer Variable Account Funds

Prospectus dated April 30, 2015

Share Classes:
Non-Service
Service

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Oppenheimer Global Fund/VA is a mutual fund that seeks capital appreciation. It invests mainly in common stocks of U.S. and foreign issuers.

Shares of the Fund are sold only as an underlying investment for variable life insurance policies, variable annuity contracts and other insurance company separate accounts. A prospectus for the insurance product you have selected accompanies this prospectus and explains how to select shares of the Fund as an investment under that insurance product, and which share class or classes you are eligible to purchase.

This prospectus contains important information about the Fund's objective, investment policies, strategies and risks. Please read this prospectus (and your insurance product prospectus) carefully before you invest and keep them for future reference about your account.

Contents

THE FUND SUMMARY
3	Investment Objective
3	Fees and Expenses of the Fund
3	Principal Investment Strategies
3	Principal Risks
5	The Fund's Past Performance
5	Investment Adviser
5	Portfolio Manager
5	Purchase and Sale of Fund Shares
5	Taxes
5	Payments to Broker-Dealers and Other Financial Intermediaries
MORE ABOUT THE FUND
7	About the Fund's Investments
12	How the Fund is Managed
MORE ABOUT YOUR INVESTMENT
13	How to Buy and Sell Shares
16	Dividends, Capital Gains and Taxes
16	Financial Highlights
To Summary Prospectus

THE FUND SUMMARY

Investment Objective. The Fund seeks capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. The accompanying prospectus of the participating insurance company provides information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product. The fees and expenses of those products are not charged by the Fund and are not reflected in this table. Expenses would be higher if those fees were included.

Shareholder Fees (fees paid directly from your investment)
	Non-Service	Service
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)	Non-Service	Service
Management Fees	0.63%	0.63%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.13%	0.13%
Total Annual Fund Operating Expenses	0.76%	1.01%

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows, whether or not you redeemed your shares:

	1 Year	3 Years	5 Years	10 Years
Non-Service	$78	$244	$424	$946
Service	$104	$323	$561	$1,242

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies. The Fund invests mainly in common stock of U.S. and foreign companies. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developing or emerging markets. However, the Fund currently emphasizes its investments in developed markets such as the United States, Western European countries and Japan. The Fund does not limit its investments to companies in a particular market capitalization range, but primarily invests in mid- and large-cap companies.

Under normal market conditions, the Fund will invest in at least three different countries (one of which may be the United States). Typically, the Fund invests in a number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries.

The portfolio manager primarily looks for quality companies, regardless of domicile, that have sustainable growth. His investment approach combines a thematic approach to idea generation with bottom-up, fundamental company analysis. The portfolio manager seeks to identify secular changes in the world and looks for pockets of durable change that he believes will drive global growth for the next decade. These large scale structural themes are referred to collectively as MANTRA®: Mass Affluence, New Technology, Restructuring, and Aging. The portfolio manager does not target a fixed allocation with regard to any particular theme, and may choose to focus on various sub-themes within each theme. Within each sub-theme, the portfolio manager employs fundamental company analysis to select investments for the Fund's portfolio. The economic characteristics he seeks include a combination of high return on invested capital, good cash flow characteristics, high barriers to entry, dominant market share, a strong competitive position, talented management, and balance sheet strength that the portfolio manager believes will enable the company to fund its own growth. These criteria may vary. The portfolio manager also considers how industry dynamics, market trends and general economic conditions may affect a company's earnings outlook.
     The portfolio manager has a long-term investment horizon of typically three to five years. He also has a contrarian buy discipline; he buys high quality companies that fit his investment criteria when their valuations underestimate their long-term earnings potential. For example, a company's stock price may dislocate from its fundamental outlook due to a short-term earnings glitch or negative, short-term market sentiment, which can give rise to an investment opportunity. The portfolio manager monitors individual issuers for changes in earnings potential or other effects of changing market conditions that may trigger a decision to sell a security, but do not require a decision to do so.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective.

3	Oppenheimer Global Fund/VA

When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Risks of Investing in Stock. The value of a Fund's portfolio may be affected by changes in the stock markets. Stock markets may experience significant short-term volatility and may fall sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual stocks generally do not all move in the same direction at the same time. For example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen. A variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry. To the extent that securities of a particular type are emphasized, for example foreign stocks, stocks of small- or mid-cap companies, growth or value stocks, or stocks of companies in a particular industry, fund share values may fluctuate more in response to events affecting the market for those types of securities.

    Industry and Sector Focus. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of stocks of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in response to events affecting that industry or sector. To some extent that risk may be limited by the Fund's policy of not concentrating its investments in any one industry.

Risks of Growth Investing. If a growth company's earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price. Growth stocks may also be more volatile than other securities because of investor speculation.

Risks of Foreign Investing. Foreign securities are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those securities. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund's net assets may change on days when you will not be able to purchase or redeem the Fund's shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to only limited or no regulatory oversight.

     Risks of Developing and Emerging Markets. Investments in developing and emerging markets are subject to all the risks associated with foreign investing, which may be greater for such investments. Developing or emerging market countries may have less well-developed securities markets and exchanges that may be substantially less liquid than those of more developed markets. Settlement procedures in developing or emerging markets may differ from those of more established securities markets, and settlement delays may result in the inability to invest assets or to dispose of portfolio securities in a timely manner. Securities prices in developing or emerging markets may be significantly more volatile than is the case in more developed nations of the world, and governments of developing or emerging market countries may also be more unstable than the governments of more developed countries. Such countries' economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Developing or emerging market countries also may be subject to social, political or economic instability. The value of developing or emerging market countries' currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company's assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures, and practices such as share blocking. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in securities of issuers in developing or emerging market countries may be considered speculative.

     Eurozone Investment Risks. Certain of the regions in which the Fund invests, including the European Union (EU), currently experience significant financial difficulties. Following the recent global economic crisis, some of these countries have depended on, and may continue to be dependent on, the assistance from others such as the European Central Bank (ECB) or other governments or institutions, and failure to implement reforms as a condition of assistance could have a significant adverse effect on the value of investments in those and other European countries. In addition, countries that have adopted the euro are subject to fiscal and monetary controls that could limit the ability to implement their own economic policies, and could voluntarily abandon, or be forced out of, the euro. Such events could impact the market values of Eurozone and various other securities and currencies, cause redenomination of certain securities into less valuable local currencies, and create more volatile and illiquid markets.

Risks of Small- and Mid-Cap Companies. The stock prices of small- and mid-cap companies may be more volatile and their securities may be more difficult to sell than those of larger companies. They may not have established markets, may have fewer customers and

4	Oppenheimer Global Fund/VA

product lines, may have unseasoned management or less management depth and may have more limited access to financial resources. Smaller companies may not pay dividends or provide capital gains for some time, if at all.

Investing in Special Situations. At times, the Fund may seek to benefit from what it considers to be "special situations," such as mergers, reorganizations, restructurings or other unusual events that are expected to affect a particular issuer. There is a risk that the expected change or event might not occur, which could cause the price of the security to fall, perhaps sharply. In that case, the investment might not produce the expected gains or might cause a loss. This is an aggressive investment technique that may be considered speculative.

Who Is the Fund Designed For? The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies. The Fund is designed primarily for investors seeking capital appreciation over the long term. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund that focuses on stocks and foreign securities. Because of its focus on long-term growth, the Fund may be more appropriate for investors with longer term investment goals. The Fund is not designed for investors needing current income. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's Non-Service Shares performance from calendar year to calendar year and by showing how the Fund's average annual returns for the periods of time shown in the table compare with those of a broad measure of market performance. Charges imposed by the insurance accounts that invest in the Fund are not included and the returns would be lower if they were. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website at:
www.oppenheimerfunds.com/fund/GlobalFundVA

During the period shown, the highest return before taxes for a calendar quarter was 22.81% (2nd Qtr 09) and the lowest return before taxes for a calendar quarter was -21.51% (4th Qtr 08).

The following table shows the average annual total returns before taxes for each class of the Fund's shares.

Average Annual Total Returns for the periods ended December 31, 2014
	1 Year	5 Years	10 Years
Non-Service Shares (inception 11-12-1990)	2.29%	10.93%	7.22%
Service Shares (inception 07-13-2000)	2.06%	10.65%	6.96%
MSCI All Country World Index	4.16%	9.17%	6.09%
(reflects no deductions for fees, expenses or taxes)

Investment Adviser. OFI Global Asset Management, Inc. (the "Manager") is the Fund's investment adviser.  OppenheimerFunds, Inc. (the "Sub-Adviser") is its sub-adviser.

Portfolio Manager. Rajeev Bhaman, CFA, has been portfolio manager and Vice President of the Fund since August 2004.

Purchase and Sale of Fund Shares. Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. You may only submit instructions for buying or selling shares of the Fund to your insurance company or its servicing agent, not directly to the Fund or its Transfer Agent. The accompanying prospectus of the participating insurance company provides information about how to select the Fund as an investment option.

Taxes. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, any dividends and capital gains distributions will be taxable to the participating insurance company, if at all. However, those payments may affect the tax basis of certain types of distributions from those accounts. Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

Payments to Broker-Dealers and Other Financial Intermediaries. The Fund, the Sub-Adviser, or their related companies may make payments to financial intermediaries, including to insurance companies that offer shares of the Fund as an investment option. These payments for the sale of Fund shares and related services may create a conflict of interest by influencing the intermediary and your

5	Oppenheimer Global Fund/VA

salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

6	Oppenheimer Global Fund/VA

MORE ABOUT THE FUND

About the Fund's Investments

The allocation of the Fund's portfolio among different types of investments will vary over time and the Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains additional information about the Fund's investment policies and risks.

The Fund's Principal Investment Strategies and Risks. The following strategies and types of investments are the ones that the Fund considers to be the most important in seeking to achieve its investment objective and the following risks are those the Fund expects its portfolio to be subject to as a whole.

Common Stock. Common stock represents an ownership interest in a company. It ranks below preferred stock and debt securities in claims for dividends and in claims for assets of the issuer in a liquidation or bankruptcy. Common stocks may be exchange-traded or over-the-counter securities. Over-the-counter securities may be less liquid than exchange-traded securities.

The value of a Fund's portfolio may be affected by changes in the stock markets. Stocks and other equity securities fluctuate in price in response to changes to equity markets in general. Stock markets may experience significant short-term volatility and may fall sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual stocks generally do not all move in the same direction at the same time. For example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen. A variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry. To the extent that securities of a particular type are emphasized, for example foreign stocks, stocks of small- or mid-sized companies, growth or value stocks, or stocks of companies in a particular industry, its share value may fluctuate more in response to events affecting the market for those types of securities.

Industry and Sector Focus.  At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in response to events affecting that industry or sector. To some extent that risk may be limited by the Fund's policy of not concentrating its investments in any one industry.

Foreign Investing. The Fund may buy stocks and other equity securities of companies that are organized under the laws of a foreign country or that have a substantial portion of their operations or assets in a foreign country or countries, or that derive a substantial portion of their revenue or profits from businesses, investments or sales outside of the United States.

Risks of Foreign Investing. Securities traded in foreign markets often involve special risks not present in U.S. investments that can increase the chances the Fund will lose money. Additional information regarding certain of the risks associated with foreign investing is provided below.

■

Foreign Market Risk. If there are fewer investors in a particular foreign market, securities traded in that market may be less liquid and more volatile than U.S. securities and more difficult to price. Foreign markets may also be subject to delays in the settlement of transactions and difficulties in pricing securities. If the Fund is delayed in settling a purchase or sale transaction, it may not receive any return on the invested assets or it may lose money if the value of the security declines. It may also be more expensive for the Fund to buy or sell securities in certain foreign markets than in the United States, which may increase the Fund's expense ratio.

■

Foreign Economy Risk. Foreign economies may be more vulnerable to political or economic changes than the U.S. economy. They may be more concentrated in particular industries or may rely on particular resources or trading partners to a greater extent. Certain foreign economies may be adversely affected by shortages of investment capital or by high rates of inflation. Changes in economic or monetary policy in the U.S. or abroad may also have a greater impact on the economies of certain foreign countries.

■

Foreign Governmental and Regulatory Risks. Foreign companies may not be subject to the same accounting and disclosure requirements as U.S. companies. As a result there may be less accurate information available regarding a foreign company's operations and financial condition. Foreign companies may be subject to capital controls, nationalization, or confiscatory taxes. There may be less government regulation of foreign issuers, exchanges and brokers than in the United States. Some countries also have restrictions that limit foreign ownership and may impose penalties for increases in the value of the Fund's investment. The value of the Fund's foreign investments may be affected if it experiences difficulties in enforcing legal judgments in foreign courts.

■

Foreign Currency Risk. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. If the U.S. dollar rises in value against a foreign currency, a security denominated in that currency will be worth less in U.S. dollars and if the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency will be worth more in U.S. dollars. The dollar value of foreign investments may also be affected by exchange controls. Foreign currency exchange transactions may impose additional costs on the Fund. The Fund can also invest in derivative instruments linked to foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of derivatives linked to that foreign currency. The Sub-Adviser's selection of foreign currency denominated investments may not perform as expected. Currency derivative investments may be particularly volatile and subject to greater risks than other types of foreign-currency denominated investments.

7	Oppenheimer Global Fund/VA

■

Foreign Custody Risk. There may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. There may also be an increased risk of loss of portfolio securities.

■

Time Zone Arbitrage. If the Fund invests a significant amount of its assets in foreign securities, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the New York Stock Exchange that day, when the Fund's net asset value is calculated. If such time zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Fund's use of "fair value pricing" under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Sub-Adviser and the Board believe to be their fair value, may help deter those activities.

■

Globalization Risks. The growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the United States or abroad, or a slowdown in the U.S. economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries.

■

Regional Focus. At times, the Fund might increase the relative emphasis of its investments in a particular region of the world. Securities of issuers in a region might be affected by changes in economic conditions or by changes in government regulations, availability of basic resources or supplies, or other events that affect that region more than others. If the Fund has a greater emphasis on investments in a particular region, it may be subject to greater risks from adverse events that occur in that region than a fund that invests in a different region or that is more geographically diversified. Political, social or economic disruptions in the region may adversely affect the values of the Fund's holdings.

The Fund may purchase American Depository Shares ("ADS") as part of American Depository Receipt ("ADR") issuances, which are negotiable certificates issued by a U.S. bank representing a specified number of shares in a foreign stock traded on a U.S. exchange. They are subject to some of the special considerations and risks, discussed elsewhere in this prospectus, that apply to foreign securities traded and held abroad.

     Eurozone Investment Risks. The European Union (EU) is an economic and political union of most western European countries and a growing number of eastern European countries. One of the key mandates of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency and a common trade policy. In order to pursue this goal, member states established the Economic and Monetary Union (EMU), which sets out different stages and commitments that member states need to follow to achieve greater economic and monetary policy coordination, including the adoption of a single currency, the euro. Many member states have adopted the euro as their currency and, as a result, are subject to the monetary policies of the European Central Bank (ECB).
     The recent global economic crisis has caused severe financial difficulties for many EU countries, pushing some to the brink of insolvency and causing others to experience recession, large public debt, restructuring of government debt, credit rating downgrades and an overall weakening of banking and financial sectors. Some of those countries have depended on, and may continue to be dependent on, the assistance from others such as the ECB, the International Monetary Fund, or other governments and institutions to address those issues. Failure by one or more EU countries to implement reforms or attain a certain performance level imposed as a condition of assistance, or an insufficient level of assistance, could deepen or prolong the economic downturn which could have a significant adverse effect on the value of investments in those and other European countries. By adopting the euro as its currency, members of the EMU are subject to fiscal and monetary controls that could limit to some degree the ability to implement their own economic policies. Additionally, EMU member countries could voluntarily abandon the euro or involuntarily be forced out of the euro, including by way of a partial or complete dissolution of the monetary union. The effects of such outcomes on the rest of the Eurozone and global markets as a whole are unpredictable, but are likely to be negative, including adversely impacted market values of Eurozone and various other securities and currencies, redenomination of certain securities into less valuable local currencies, and more volatile and illiquid markets. Under such circumstances, investments denominated in euros or replacement currencies may be difficult to value, the ability to operate an investment strategy in connection with euro-denominated securities may be significantly impaired and the value of euro-denominated investments may decline significantly and unpredictably.

Risks of Developing and Emerging Markets. Investments in developing and emerging market countries are subject to all the risks associated with foreign investing, which may be greater for such investments. Investments in securities of issuers in developing or emerging market countries may be considered speculative. Additional information regarding certain of the risks associated with investing in developing and emerging markets is provided below.

■

Less Developed Securities Markets. Developing or emerging market countries may have less well-developed securities markets and exchanges. Consequently they have lower trading volume than the securities markets of more developed countries and may be substantially less liquid than those of more developed countries.

■

Transaction Settlement. Settlement procedures in developing or emerging markets may differ from those of more established securities markets, and settlement delays may result in the inability to invest assets or to dispose of portfolio securities in a timely manner. As a result there could be subsequent declines in the value of the portfolio security, a decrease in the level of liquidity of the portfolio or, if there is a contract to sell the security, a possible liability to the purchaser.

■

Price Volatility. Securities prices in developing or emerging markets may be significantly more volatile than is the case in more developed nations of the world, which may lead to greater difficulties in pricing securities.

■

Less Developed Governments and Economies. The governments of developing or emerging market countries may be more unstable than the governments of more developed countries. In addition, the economies of developing or emerging market countries may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Developing or emerging market countries may be subject to social, political, or economic instability. Further, the value of the currency of a developing or emerging market country may fluctuate more than the currencies of countries with more mature markets.

■

Government Restrictions . In certain developing or emerging market countries, government approval may be required for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. Other government restrictions may include

8	Oppenheimer Global Fund/VA

confiscatory taxation, expropriation or nationalization of company assets, restrictions on foreign ownership of local companies, protectionist measures, and practices such as share blocking.

■

Privatization Programs. The governments in some developing or emerging market countries have been engaged in programs to sell all or part of their interests in government-owned or controlled enterprises. However, in certain developing or emerging market countries, the ability of foreign entities to participate in privatization programs may be limited by local law. There can be no assurance that privatization programs will be successful.

Investing in Growth Companies.

Growth companies are companies whose earnings and stock prices are expected to grow at a faster rate than the overall market. Growth companies can be new companies or established companies that may be entering a growth cycle in their business. Their anticipated growth may come from developing new products or services or from expanding into new or growing markets. Growth companies may be applying new technologies, new or improved distribution methods or new business models that could enable them to capture an important or dominant market position. They may have a special area of expertise or the ability to take advantage of changes in demographic or other factors in a more profitable way. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets.  Although newer growth companies may not pay any dividends for some time, their stocks may be valued because of their potential for price increases. Current examples include companies in the fields of telecommunications, computer software, and new consumer products.

     Risks of Growth Investing. If a growth company's earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price. Growth stocks may also be more volatile than other securities because of investor speculation.

Small- and Mid-Cap Companies. Small- and mid-cap companies may be either established or newer companies, including "unseasoned" companies that have been in operation for less than three years. While smaller companies might offer greater opportunities for gain than larger companies, they also may involve greater risk of loss. They may be more sensitive to changes in a company's earnings expectations and may experience more abrupt and erratic price movements. Smaller companies' securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small- and mid-cap companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small- and mid-cap companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Smaller companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. Securities of small, unseasoned companies may be particularly volatile, especially in the short term, and may have very limited liquidity in a declining market. It may take a substantial period of time to realize a gain on an investment in a small- or mid-cap company, if any gain is realized at all.

The Fund measures the market capitalization of an issuer at the time of investment. Because the relative sizes of companies change over time as the stock market changes, the Fund's definition of what is a "small-cap," "mid-cap" or "large-cap" company may change over time as well. After the Fund buys the stock of an individual company, that company may expand or contract and no longer fall within the designated capitalization range. Although the Fund is not required to sell the stock of companies whose market capitalizations have grown or decreased beyond the Fund's capitalization-range definition, it might sell some of those holdings to try to adjust the dollar-weighted median capitalization of its portfolio. That might cause the Fund to realize capital gains on an investment and could increase taxable distributions to shareholders.

When the Fund invests in smaller company stocks that might trade infrequently, investors might seek to trade fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as "price arbitrage"). If such price arbitrage were successful, it might interfere with the efficient management of the Fund's portfolio and the Fund may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of fund shares held by other shareholders.

     The Fund currently focuses on securities of issuers that have mid-to-large capitalizations. They may pay higher dividends than small-capitalization companies and their stock prices have tended to be less volatile than securities of smaller issuers. However, the Fund can buy stocks of issuers in all capitalization ranges. At times the Sub-Adviser might increase the relative emphasis of securities of issuers in a particular capitalization range if the Sub-Adviser believes they offer greater opportunities for total return.

Investing in Special Situations. At times, the Fund may seek to benefit from what are considered to be "special situations," such as mergers, reorganizations, restructurings or other unusual events, that are expected to affect a particular issuer. There is a risk that the anticipated change or event might not occur, which could cause the price of the security to fall, perhaps sharply. In that case, the investment might not produce the expected gains or might cause a loss. This is an aggressive investment technique that may be considered speculative.

Other Investment Strategies and Risks. The Fund can also use the investment techniques and strategies described below. The Fund might not use all of these techniques or strategies or might only use them from time to time.

Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Fund's

9	Oppenheimer Global Fund/VA

investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act of 1940 that apply to publicly-sold mutual funds.

Failure by the Fund to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Fund's investment decisions in a way that could reduce its performance.

Other Equity Securities. In addition to common stocks, the Fund can invest in other equity or "equity equivalents" securities such as preferred stocks, convertible securities, rights or warrants.

■

Preferred stock has a set dividend rate and ranks ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. The dividends on preferred stock may be cumulative (they remain a liability of the company until paid) or non-cumulative. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. If prevailing interest rates rise, the fixed dividend on preferred stock may be less attractive, which may cause the price of preferred stock to decline.

■

Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and can be more volatile than the price of the underlying securities. If the market price of the underlying security does not exceed the exercise price during the life of the warrant, the warrant will expire worthless and any amount paid for the warrant will be lost. The market for warrants may be very limited and it may be difficult to sell a warrant promptly at an acceptable price. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

■

A convertible security can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. Some convertible debt securities may be considered "equity equivalents" because of the feature that makes them convertible into common stock. Convertible securities may offer the Fund the ability to participate in stock market movements while also seeking some current income. Convertible securities may provide more income than common stock but they generally provide less income than comparable non-convertible debt securities. Convertible securities are subject to credit and interest rate risk, however credit ratings of convertible securities generally have less impact on the value of the securities than they do for non-convertible debt securities.

Rights and Warrants. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and can be more volatile than the price of the underlying securities. If the market price of the underlying security does not exceed the exercise price during the life of the warrant, the warrant will expire worthless and any amount paid for the warrant will be lost. The market for warrants may be very limited and it may be difficult to sell a warrant promptly at an acceptable price. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Risks of Technology Stocks. Technology companies and companies having significant investments in technology are particularly vulnerable to the risks of technology markets and economic events that affect those markets. The technology sector has historically exhibited great fluctuation in valuations. The stock prices of technology companies have been highly volatile, largely due to the rapid pace of product changes and developments within the sector. That price volatility may be expected to continue into the future.

Some technological developments may never become commercially successful or may rapidly become obsolete. Technologies that are dependent on consumer demand may also be more sensitive to changes in consumer spending patterns. Technology companies focusing on the information and telecommunications sectors may be adversely affected by international, federal and state regulations.

Derivative Investments. The Fund can invest in "derivative" instruments. A derivative is an instrument whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency.  Derivatives may allow the Fund to increase or decrease its exposure to certain markets or risks.

The Fund may use derivatives to seek to increase its investment return or for hedging purposes. The Fund is not required to use derivatives in seeking its investment objective or for hedging and might not do so.

Options, futures and forward contracts are some of the types of derivatives the Fund can use. The Fund may also use other types of derivatives that are consistent with its investment strategies or for hedging purposes.

Hedging. Hedging transactions are intended to reduce the risks of securities in the Fund's portfolio. If the Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, however, the hedge might be unsuccessful or could reduce the Fund's return or create a loss.

     Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. The underlying security, obligor or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. For some derivatives, it is possible to lose more than the amount invested in the derivative investment. In addition, some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and may increase portfolio turnover. Derivatives are subject to credit risk, since the Fund may lose money on a derivative investment if the issuer or counterparty fails to pay the amount due. As a result of these risks, the Fund could realize little or no income or lose money from the investment, or the use of a derivative for hedging might be unsuccessful.

In addition, under financial reform legislation currently being implemented, certain over-the-counter derivatives, including certain interest rate swaps and certain credit default swaps, are (or soon will be) required to be executed on a regulated market and/or cleared through a clearinghouse, which may result in increased margin requirements and costs for the Fund. It is unclear how these regulatory changes will

10	Oppenheimer Global Fund/VA

affect counterparty risk, and entering into a derivative transaction that is cleared may entail further risks and costs, including the counterparty risk of the clearinghouse and the futures commission merchant through which the Fund accesses the clearinghouse.

Illiquid and Restricted Securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as "illiquid" securities. Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their resale are referred to as "restricted securities." Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.

     The Fund will not invest more than 15% of its net assets in illiquid securities. The Fund's holdings of illiquid securities are monitored on an ongoing basis to determine whether to sell any of those securities to maintain adequate liquidity.

Diversification and Concentration. The Fund is a diversified fund. It attempts to reduce its exposure to the risks of individual securities by diversifying its investments across a broad number of different issuers. The Fund will not concentrate its investments in issuers in any one industry. At times, however, the Fund may emphasize investments in some industries or sectors more than others. The prices of securities of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in response to events affecting that industry or sector. The Securities and Exchange Commission has taken the position that investment of more than 25% of a fund's total assets in issuers in the same industry constitutes concentration in that industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies; however, securities issued by any one foreign government are considered to be part of a single "industry."

Conflicts of Interest. The investment activities of the Manager, the Sub-Adviser and their affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager, the Sub-Adviser or their affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another fund or account holding investment positions that are adverse to the Fund's investment strategies or activities. Other funds or accounts advised by the Manager, the Sub-Adviser or their affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the Fund's investment strategies may be adversely affected. The Fund's investment performance will usually differ from the performance of other accounts advised by the Manager, the Sub-Adviser or their affiliates and the Fund may experience losses during periods in which other accounts they advise achieve gains. The Manager and the Sub-Adviser have adopted policies and procedures designed to address potential identified conflicts of interest, however, such policies and procedures may also limit the Fund's investment activities and affect its performance.

The Fund offers its shares to separate accounts of different insurance companies, as an investment for their variable annuity contracts, variable life insurance policies and other investment products. While the Fund does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Fund through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

Investments in Oppenheimer Institutional Money Market Fund. The Fund can invest its free cash balances in Class E shares of Oppenheimer Institutional Money Market Fund to provide liquidity or for defensive purposes. The Fund invests in Oppenheimer Institutional Money Market Fund, rather than purchasing individual short-term investments, to seek a higher yield than it could obtain on its own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, and is part of the Oppenheimer family of funds. It invests in a variety of short-term, high-quality, dollar-denominated money market instruments issued by the U.S. government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to the Fund directly. At the time of an investment, the Fund cannot always predict what the yield of the Oppenheimer Institutional Money Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As a shareholder, the Fund will be subject to its proportional share of the expenses of Oppenheimer Institutional Money Market Fund's Class E shares, including its advisory fee. However, the Manager will waive a portion of the Fund's advisory fee to the extent of the Fund's share of the advisory fee paid to the Manager by Oppenheimer Institutional Money Market Fund.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its total assets in investments that may be inconsistent with the Fund's principal investment strategies. Generally, the Fund would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments in which Oppenheimer Institutional Money Market Fund invests or in other short-term U.S. government securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests in these securities, it might not achieve its investment objective.

Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. The Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during past fiscal years.

Changes To The Fund's Investment Policies. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares, however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund's investment objective is not a fundamental policy. Investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

11	Oppenheimer Global Fund/VA

Portfolio Holdings. The Fund's portfolio holdings are included in its semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Schedule of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund's first and third fiscal quarters. Therefore, the Fund's portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters. In addition, the Fund's portfolio holdings information, as of the end of each calendar month, may be posted and available on the Fund's website no sooner than 30 days after the end of each calendar month.

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

How the Fund is Managed

THE MANAGER AND THE SUB-ADVISER. OFI Global Asset Management, Inc., the Manager, is a wholly-owned subsidiary of OppenheimerFunds, Inc. The Manager oversees the Fund's investments and its business operations. OppenheimerFunds, Inc., the Sub-Adviser, chooses the Fund's investments and provides related advisory services. The Manager carries out its duties, subject to the policies established by the Fund's Board, under an investment advisory agreement with the Fund that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business. The Sub-Adviser has a sub-advisory agreement with the Manager and is paid by the Manager.

The Manager has been an investment adviser since 2012. The Sub-Adviser has been an investment adviser since 1960. The Manager and the Sub-Adviser are located at 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fees.  Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $4.2 billion, and 0.58% of average annual net assets in excess of $5 billion, calculated on the daily net assets of the Fund. Under the sub-advisory agreement, the Manager pays the Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers) that it receives from the Fund as compensation for the provision of the investment advisory services. The Fund's advisory fee for the fiscal year ended December 31, 2014 was 0.63% of average annual net assets, before any applicable waivers.

     The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit annual fund operating expenses after any fee waiver and/or expense reimbursement (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund's investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund's business) to annual rates of 1.00% for Non-Service Shares and 1.25% for Service Shares as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may be amended or withdrawn at any time without prior notice to shareholders.

     The Manager has also voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investments in funds managed by the Manager or its affiliates. During the fiscal year ended December 31, 2014, those indirect expenses were less than 0.01% of average daily net assets and are therefore not shown in the Annual Fund Operating Expenses table earlier in this prospectus.

     The Fund's annual operating expenses may vary in future years. A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory arrangements is available in the Fund's Annual Report to shareholders for the period ended December 31, 2014.

Portfolio Manager. The Fund's portfolio is managed by Rajeev Bhaman, CFA, who is primarily responsible for the day-to-day management of the Fund's investments. Mr. Bhaman has been portfolio manager and Vice President of the Fund since August 2004.

     Mr. Bhaman has been a Director of Global Equities of the Sub-Adviser since January 2013; a Senior Vice President of the Sub-Adviser since May 2006 and was a Vice President of the Sub-Adviser from January 1997 to May 2006. He is a portfolio manager and an officer of another portfolio in the OppenheimerFunds complex.

     The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.

12	Oppenheimer Global Fund/VA

MORE ABOUT YOUR INVESTMENT

How to Buy and Sell Shares

You may only submit instructions for buying or selling shares of the Fund to your insurance company or its servicing agent, not directly to the Fund or its Transfer Agent. Information about your investment in the Fund can only be obtained from your participating insurance company or its servicing agent. The Fund's Transfer Agent does not hold or have access to those records.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund currently offers two different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices. The Service Shares are subject to a distribution and service plan. The expenses of that plan are described below. The Non-Service Shares are not subject to a service and distribution plan.

THE PRICE OF FUND SHARES. Fund shares are sold to participating insurance companies, and are redeemed, at their net asset value per share. The net asset value that applies to a purchase order is the next one calculated after the insurance company (as the Fund's designated agent to receive purchase orders) receives the order from its contract owner, in proper form. Fund shares are redeemed at the next net asset value calculated after the insurance company (as the Fund's designated agent to receive purchase orders) receives the order from its contract owner, in proper form. The Fund's Transfer Agent generally must receive the purchase or redemption order from the insurance company by 9:30 a.m. Eastern Time on the next regular business day.

The Fund does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Fund shares are purchased, they are described in the accompanying prospectus of the participating insurance company. The participating insurance company's prospectus may also include information regarding the time you must submit your purchase and redemption orders.

The sale and redemption price for Fund shares will change from day to day because the value of the securities in its portfolio and its expenses fluctuate. The redemption price will normally differ for different classes of shares. The redemption price of your shares may be more or less than their original cost.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the New York Stock Exchange (NYSE), on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern Time, but may close earlier on some days.

The Fund determines the net assets of each class of shares by subtracting the class-specific expenses and the amount of the Fund's liabilities attributable to the share class from the market value of the Fund's securities and other assets attributable to the share class. The Fund's "other assets" might include, for example, cash and interest or dividends from its portfolio securities that have been accrued but not yet collected. The Fund's securities are valued primarily on the basis of current market quotations.

The net asset value per share for each share class is determined by dividing the net assets of the class by the number of outstanding shares of that class. The current net asset value per share of the Fund is available on our website at www.oppenheimerfunds.com.

       Fair Value Pricing. If market quotations are not readily available or (in the Sub-Adviser's judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset value is calculated that day, an event occurs that the Sub-Adviser learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Board believes would more accurately reflect the security's fair value.

In determining whether current market prices are readily available and reliable, the Sub-Adviser monitors the information it receives in the ordinary course of its investment management responsibilities. It seeks to identify significant events that it believes, in good faith, will affect the market prices of the securities held by the Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster).

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Sub-Adviser's "Valuation Committee." Those determinations may include consideration of recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. Fair value determinations by the Sub-Adviser are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined.

The Fund's use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its net asset value per share.

     Pricing Foreign Securities. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market movements, may occur during that time that could potentially affect the values of foreign securities held by the Fund.

The Sub-Adviser believes that foreign securities values may be affected by volatility that occurs in U.S. markets after the close of foreign securities markets. The Sub-Adviser's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

13	Oppenheimer Global Fund/VA

How Can You Buy Fund Shares? Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Fund as an investment option. That prospectus will indicate which share class you may be eligible to purchase.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund's best interest to do so.

How Can You Redeem Fund Shares? Only the participating insurance companies that hold Fund shares in their separate accounts can place orders to redeem shares. Contract holders and policy holders should not directly contact the Fund or its transfer agent to request a redemption of Fund shares. The Fund normally sends payment by Federal Funds wire to the insurance company's account on the next business day after the Fund receives the order (and no later than seven days after the Fund's receipt of the order). Under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

Redemptions "In-Kind." Shares may be "redeemed in-kind" under certain circumstances (such as redemptions of substantial amounts of shares by shareholders that have consented to such in kind redemptions). That means that the redemption proceeds will be paid to the participating insurance companies in securities from the Fund's portfolio. If the Fund redeems shares in-kind, the insurance company accounts may bear transaction costs and will bear market risks until such securities are converted into cash.

Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent, in its discretion, may waive certain of the requirements for redemptions stated in this prospectus.

Frequent Purchase and Redemption Limitations

The Board has adopted a policy to discourage and seek to limit or eliminate frequent purchases or redemptions of shares of the Fund by shareholders or authorized broker-dealer representatives of shareholders, in order to prevent the negative impacts, if any, that this activity may impose on other shareholders of the Fund. Negative impacts may include, without limitation, interference with portfolio management, increased taxes on portfolio securities, diminishment of Fund performance due to the need to sell portfolio securities at less favorable prices, increases in portfolio and administrative transaction costs resulting from large volumes of frequent purchase or redemption activity, and the possible dilution of Fund yields as a result of such activity. In addition, a Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of that Fund's portfolio securities and the determination of the Fund's net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for Funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "Fair Value Pricing" above.

There is no guarantee that this policy, described below, will be sufficient to identify and prevent all frequent purchases or redemptions that may have negative impacts to the Fund. In addition, the implementation of the Fund's policy involves judgments that are inherently subjective and involve some selectivity in their application. The Fund, however, seeks to make judgments that are consistent with the interests of the Fund's shareholders. No matter how the Fund defines frequent purchases or redemptions, other purchases and sales of Fund shares may have adverse effects on the management of the Fund's portfolio and its performance. Additionally, due to the complexity and subjectivity involved in identifying certain frequent trading and the volume of Fund shareholder transactions, there can be no guarantee that the Fund will be able to identify violations of the policy or to reduce or eliminate all detrimental effects of frequent purchases or redemptions.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to the Fund or its long-term shareholders.

The Fund does not offer an exchange privilege.

Right to Refuse Any Purchase Orders. The Fund may refuse, or cancel as permitted by law, any purchase order in its discretion for any reason at any time, and is not obligated to provide notice before rejecting or canceling an order.

Right to Terminate or Suspend Account Privileges. The Fund may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policy described in this prospectus. As part of the Fund's policy to detect and deter frequent purchases and redemptions, the Fund may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control. The Fund may send a written warning to a shareholder that it believes may be engaging in disruptive or excessive trading activity; however, the Fund reserves the right to suspend or terminate the ability to purchase shares, with or without warning, for any account that the Fund determines, in the exercise of its discretion, has engaged in such trading activity.

Monitoring the Policy. The Fund does not have the ability to directly monitor trading activity in the accounts of policy or contract owners ("contract owner accounts") within the participating insurance companies' accounts. Participating insurance companies will generally enter into written agreements which require the participating insurance company to provide underlying shareholder or account data at the Fund's reasonable request. The Fund's ability to monitor and deter excessive short-term trading in insurance company accounts ultimately depends on the capability and diligence of each participating insurance company, under its agreement with the Fund, in monitoring and controlling the trading activity of the policy or contract owners in the insurance company's accounts. Overall purchase and redemption activity in contract owner accounts will be monitored to identify patterns that may suggest frequent trading by the underlying owners. Participating insurance companies will be permitted to apply the Fund's policy or their own frequent trading policy if the latter is more restrictive. In cases where a participating insurance company's more restrictive policy is applied, the Fund will rely on the participating insurance company to monitor frequent trading activity in accordance with its policy. The Fund may request individual

14	Oppenheimer Global Fund/VA

account or transaction information, and based on the information and data it receives, will apply its policy to review transactions that may constitute frequent purchase or exchange activity. The Fund may prohibit, in its sole discretion, purchases of Fund shares by a participating insurance company or by some or all of its clients.

You should refer to the prospectus for your insurance company variable annuity contract for specific information about the insurance company's policies. Under certain circumstances, policy or contract owners may be required to transmit purchase or redemption orders only by first class U.S. mail.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan for Service Shares to pay the Distributor for distribution related services, personal services and account maintenance for those shares. Under the Plan, the Fund pays the Distributor quarterly at an annual rate of up to 0.25% of the daily net assets of the Fund's Service Shares. Because these fees are paid out of the Fund's assets on an on-going basis, over time they will increase the operating expenses of the Service Shares and may cost you more than other types of fees or sales charges. As a result, the Service Shares may have lower performance compared to the Fund's shares that are not subject to a service fee.

     Use of Plan Fees: The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product for providing personal services and account maintenance for variable contract owners that hold Service Shares.

Payments to Financial Intermediaries and Service Providers. The Sub-Adviser and/or the Distributor, Transfer Agent and/or Sub-Transfer Agent, at their discretion, may also make payments to brokers-dealers, other financial intermediaries, including the insurance companies that offer the Fund as an investment option, or to service providers for some or all of the following services- distribution, promotional and marketing support, shareholder servicing, operational and recordkeeping, sub-accounting, networking or administrative services.

Those payments for distribution or promotional and marketing support are made out of the Sub-Adviser's and/or the Distributor's own resources and/or assets, including from the revenues or profits derived from the advisory fees the Sub-Adviser receives from the Fund. Those payments, which may be substantial, are paid to many financial intermediaries having business relationships with the Sub-Adviser, and/or the Distributor, and are in addition to any payments made pursuant to an applicable 12b-1 plan and are separate from any commissions the Distributor pays to these firms out of the sales charges paid by investors or transfer agency fees paid by the Fund to the Transfer Agent.

Payments made by the Sub-Adviser, and/or the Distributor, the Transfer Agent and Sub-Transfer Agent from their own resources are not reflected in the tables in the "Fees and Expenses of the Fund" section of this prospectus because they are not paid by the Fund.

The financial intermediaries that may receive those payments include broker-dealers and other financial intermediaries that offer and sell Fund shares to their clients, provide shareholder services to the Fund, provide promotional and marketing services and/or operational and recordkeeping, networking or sub-accounting services to the Sub-Adviser, Distributor, the Transfer Agent and Sub-Transfer Agent, and receive compensation for those activities. The financial intermediaries that may receive payments include broker dealers, financial advisors, registered investment advisers, sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee-based programs, sponsors of college and retirement savings programs, banks, trust companies, retirement plan or qualified tuition program administrators, third party administrators and other financial intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses and asset retention items, paid by the Sub-Adviser or the Distributor, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that financial intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that financial intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give a financial intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the financial intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the financial intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Sub-Adviser or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA")) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Sub-Adviser or Distributor does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the financial intermediary, sales of Fund shares, the redemption rates on accounts of clients of the financial intermediary or overall asset levels of Oppenheimer funds held for or by clients of the financial intermediary, the willingness of the financial intermediary to allow the Distributor to provide educational and training support for the financial intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the financial intermediary's sales system, as well as the overall quality of the services provided by the financial intermediary and the Sub-Adviser or Distributor's relationship with the financial intermediary. The Sub-Adviser and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Sub-Adviser or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Sub-Adviser and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

15	Oppenheimer Global Fund/VA

Payments may also be made by the Transfer Agent or Sub-Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided, such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, operational and recordkeeping and other administrative services. Financial intermediaries that may receive these fees for providing services may include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, broker-dealers, and insurance companies that offer variable annuity or variable life insurance products, and other financial intermediaries. These fees may be used by the financial intermediary to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

The Statement of Additional Information contains more information about revenue sharing and operational and recordkeeping, networking and sub-accounting payments made by the Sub-Adviser, Distributor, Transfer Agent or Sub-Transfer Agent. Your broker-dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Sub-Adviser, Distributor, Transfer Agent or Sub-Transfer Agent, or any other fees or expenses it charges.

Dividends, Capital Gains and Taxes

DIVIDENDS AND DISTRIBUTIONS. The Fund intends to declare and pay dividends annually from any net investment income. The Fund may also realize capital gains on the sale of portfolio securities, in which case it will make distributions of any net short-term capital gains and it may make distributions out of any net long-term capital gains annually. The Fund may also make supplemental distributions of dividends and capital gains following the end of its fiscal year. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or capital gains distributions in a particular year.

Dividends and distributions are paid separately for each share class. Because of the higher expenses on Service Shares, the dividends and capital gains distributions paid on those shares will generally be lower than for other Fund shares.

Receiving Dividends and Distributions. Any dividends and capital gains distributions will be automatically reinvested in additional Fund shares for the account of the participating insurance company, unless the insurance company elects to have dividends or distributions paid in cash.

TAXES. For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying variable contract prospectus of your participating insurance company. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, any dividends from net investment income and distributions of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company. However, those payments may affect the tax basis of certain types of distributions from those accounts.

The Fund has qualified and intends to qualify each year to be taxed as a regulated investment company under the Internal Revenue Code by satisfying certain income, asset diversification and income distribution requirements, but might not so qualify. In each year that it qualifies as a regulated investment company, the Fund will not be subject to federal income taxes on its income that it distributes to shareholders.

This information is only a summary of certain Federal income tax information about your investment. You are encouraged to consult your tax adviser about the effect of an investment in the Fund on your particular tax situation and about any changes to the Internal Revenue Code that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent registered public accounting firm. KPMG LLP's report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

16	Oppenheimer Global Fund/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$40.86	$32.55	$27.46	$30.30	$26.50
Income (loss) from investment operations:
Net investment income[2]	0.50	0.41	0.44	0.65	0.33
Net realized and unrealized gain (loss)	0.46	8.40	5.29	(3.11)	3.85
Total from investment operations	0.96	8.81	5.73	(2.46)	4.18
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.46)	(0.50)	(0.64)	(0.38)	(0.38)
Distributions from net realized gain	(1.86)	0.00	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(2.32)	(0.50)	(0.64)	(0.38)	(0.38)
Net asset value, end of period	$39.50	$40.86	$32.55	$27.46	$30.30

Total Return, at Net Asset Value[3]	2.29%	27.31%	21.27%	(8.29)%	15.96%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,468,107	$1,397,026	$1,252,127	$1,165,141	$1,410,764
Average net assets (in thousands)	$1,532,383	$1,333,848	$1,206,244	$1,335,403	$1,336,110
Ratios to average net assets:[4]
Net investment income	1.24%	1.13%	1.48%	2.17%	1.22%
Total expenses[5]	0.76%	0.77%	0.76%	0.76%	0.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.76%	0.77%	0.76%	0.76%	0.76%
Portfolio turnover rate	13%	11%	14%	13%	15%

1.	December 30, 2011 represents the last business day of the Fund's reporting period.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.
5.	Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	0.76%
Year Ended December 31, 2013	0.77%
Year Ended December 31, 2012	0.76%
Year Ended December 30, 2011	0.76%
Year Ended December 31, 2010	0.76%

17	Oppenheimer Global Fund/VA

FINANCIAL HIGHLIGHTS

Service Shares	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$40.47	$32.25	$27.21	$30.04	$26.28
Income (loss) from investment operations:
Net investment income[2]	0.40	0.32	0.36	0.56	0.26
Net realized and unrealized gain (loss)	0.44	8.32	5.25	(3.08)	3.82
Total from investment operations	0.84	8.64	5.61	(2.52)	4.08
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.35)	(0.42)	(0.57)	(0.31)	(0.32)
Distributions from net realized gain	(1.86)	0.00	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(2.21)	(0.42)	(0.57)	(0.31)	(0.32)
Net asset value, end of period	$39.10	$40.47	$32.25	$27.21	$30.04

Total Return, at Net Asset Value[3]	2.06%	26.99%	20.95%	(8.53)%	15.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,204,379	$1,216,285	$1,130,388	$1,003,839	$1,101,584
Average net assets (in thousands)	$1,265,528	$1,174,119	$1,069,295	$1,091,128	$997,627
Ratios to average net assets:[4]
Net investment income	0.99%	0.89%	1.23%	1.90%	0.96%
Total expenses[5]	1.01%	1.02%	1.01%	1.01%	1.01%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.01%	1.02%	1.01%	1.01%	1.01%
Portfolio turnover rate	13%	11%	14%	13%	15%

1.	December 30, 2011 represents the last business day of the Fund's reporting period.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.
5.	Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	1.01%
Year Ended December 31, 2013	1.03%
Year Ended December 31, 2012	1.01%
Year Ended December 30, 2011	1.01%
Year Ended December 31, 2010	1.01%

18	Oppenheimer Global Fund/VA

INFORMATION AND SERVICES

STATEMENT OF ADDITIONAL INFORMATION AND ANNUAL AND SEMI-ANNUAL REPORTS. The Fund's Statement of Additional Information and Annual and Semi-Annual Reports to shareholders provide additional information about the Fund's investments. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information and audited financial statements included in its most recent Annual Report dated December 31, 2014, including the notes thereto and report of the independent registered public accounting firm thereon, are incorporated by reference into (are legally considered part of) this prospectus.

How to Request More Information

You can request the above documents, the notice explaining the Fund's privacy policy, and other information about the Fund, without charge, by:

Telephone:	Call OppenheimerFunds Services toll-free: 1.800.988.8287
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use the following address for courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No.: 811-04108 SP0485.001.0415

OPPENHEIMER
Global Multi-Alternatives Fund/VA*
A series of Oppenheimer Variable Account Funds
*Prior to April 30, 2015, the Fund was named "Oppenheimer Diversified Alternatives Fund/VA."

Prospectus dated April 30, 2015

Share Classes:
Non-Service Shares
Service Shares

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved the Fund's securities nor has it determined that this prospectus is accurate or complete.  It is a criminal offense to represent otherwise.

Oppenheimer Global Multi-Alternatives Fund/VA is a mutual fund that seeks total return. It invests in alternative asset classes and investment strategies.

Shares of the Fund are sold only as an underlying investment for variable life insurance policies, variable annuity contracts and other insurance company separate accounts. A prospectus for the insurance product you have selected accompanies this prospectus and explains how to select shares of the Fund as an investment under that insurance product, and which share class or classes you are eligible to purchase.

This prospectus contains important information about the Fund's objective, investment policies, strategies and risks. Please read this prospectus (and your insurance product prospectus) carefully before you invest and keep them for future reference about your account.

Contents

THE FUND SUMMARY
3	Investment Objective
3	Fees and Expenses of the Fund
3	Principal Investment Strategies
4	Principal Risks
10	The Fund's Past Performance
10	Investment Advisers
10	Portfolio Managers
10	Purchase and Sale of Fund Shares
11	Taxes
11	Payments to Broker-Dealers and Other Financial Intermediaries
MORE ABOUT THE FUND
12	About the Fund's Investments
30	How the Fund is Managed
MORE ABOUT YOUR INVESTMENT
32	How to Buy and Sell Shares
35	Dividends, Capital Gains and Taxes
35	Consolidated Financial Highlights
To Summary Prospectus

THE FUND SUMMARY

Investment Objective. The Fund seeks total return.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. The accompanying prospectus of the participating insurance company provides information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product. The fees and expenses of those products are not charged by the Fund and are not reflected in this table. Expenses would be higher if those fees were included.

Shareholder Fees
(fees paid directly from your investment)	Non-Service	Service
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	None

Annual Fund Operating Expenses[1] (deducted from Fund assets):
(% of average daily net assets)	Non-Service	Service
Management Fees[2]	1.09%	1.09%
Distribution and/or Service (12b-1) Fees	None	0.25%
Acquired Fund Fees and Expenses	0.01%	0.01%
Other Expenses
Other Expenses of the Fund	0.35%	0.35%
Other Expenses of the Subsidiary	0.00%	0.00%
Total Annual Fund Operating Expenses	1.45%	1.70%
Fee Waiver and/or Expense Reimbursement[3]	(0.25)%	(0.25)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%	1.45%

1.

Expenses have been restated to reflect current fees.

2.

"Management Fees" reflects the gross management fees paid to the Manager by the Fund and the gross management fee of the Subsidiary for its most recent fiscal year.

3.

After discussions with the Fund's Board, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) to annual rates of 1.20% for Non-Service Shares and 1.45% for Service Shares, as calculated on the daily net assets of the Fund. The Manager has also contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investments in funds managed by the Manager or its affiliates. The Manager has also contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. Each of these fee waivers and/or expense reimbursements may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows, whether or not you redeemed your shares:

	1 Year	3 Years	5 Years	10 Years
Non-Service	$123	$437	$774	$1,726
Service	$149	$515	$907	$2,004

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 147% of the average value of its portfolio.

Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing in alternative (or non-traditional) asset classes and investment strategies, including but not limited to the following:

■

Fundamental and quantitatively driven alpha strategies, such as global macro (investment across broad asset and/or sector classes), equity long/short, currency and volatility arbitrage strategies

■

Real assets, such as commodities, gold and other precious metals and minerals, real estate and master limited partnerships (MLPs)

■

Income alternatives, such as event-linked securities and loans

      The Fund may invest in some or all of the asset classes and strategies listed above, but under normal market conditions will not invest more than 50% of its total assets in any single asset class. The Fund's sub-adviser, OppenheimerFunds, Inc. ("OFI" or the "Sub-Adviser"), will monitor the markets and allocate assets among asset classes and strategies based on changing market or economic conditions or investment opportunities. The Fund may change its emphasis on an asset class or strategy based on the Sub-Adviser's and the Fund's Sub-Sub-Advisers' evaluation of those market and economic factors and investment opportunities. In determining how much of the Fund's assets to invest in a particular asset class or strategy, the Sub-Adviser looks for opportunities across various asset classes and strategies and

3	Oppenheimer Global Multi-Alternatives Fund/VA

attempts to allocate the Fund's assets in a manner that seeks to generally diversify the portfolio across those asset classes and strategies. In pursuing its investment objective, the Fund has the flexibility to utilize a variety of investment strategies and techniques to select investments, and the list of asset classes and strategies shown above that the Fund may invest in is not exhaustive. In response to changing market or economic conditions or investment opportunities, the Sub-Adviser may change any or all of the Fund's asset classes and strategies, including changing to asset classes and strategies not listed above, or may change the Fund's asset allocations, including making no allocation at all to an asset class or strategy. The Sub-Adviser may make such changes at any time without prior approval from or notice to shareholders.

     Under normal market conditions, the Fund will invest a substantial portion of its assets in a number of different countries throughout the world, including the United States. The Fund is managed to be "benchmark agnostic" in an attempt to provide positive absolute returns while limiting volatility; however, when compared to its current index (the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index) the Fund will normally experience higher volatility than the index.

     The Fund may invest in all types of equity securities, including common stock, preferred stock, convertible securities, rights and warrants, and other securities or instruments whose prices are linked to the value of common stock.  The Fund may also invest in debt securities of any kind and of varying duration and maturities, including but not limited to, securities that pay a fixed or fluctuating rate of interest, securities convertible into equity securities, securities issued or guaranteed by the U.S. federal and state governments or by their agencies and instrumentalities, securities issued or guaranteed by foreign governments, international agencies or supra-national entities, securities issued or guaranteed by domestic or foreign private issuers, event-linked securities (including "catastrophe" bonds and other insurance-linked securities), senior loans, asset- and mortgage-backed securities, and debt securities whose returns are linked to the performance of a particular market benchmark or strategy (such as exchange-traded notes).  The Fund can invest without limit in investment-grade and below investment-grade, high-yield debt securities (commonly referred to as "junk bonds"). "Investment-grade" debt securities are rated in one of the top four rating categories by a nationally recognized statistical rating organization such as Moody's Investors Service or Standard & Poor's. The Fund may also invest in unrated securities, in which case the Sub-Adviser may internally assign ratings to certain of those securities, after assessing their credit quality, in investment-grade or below-investment-grade categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Sub-Adviser's credit analysis is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization.

     There is no maximum or minimum amount for investments in either equity or fixed-income securities, except as otherwise indicated in this prospectus or the Fund's statement of additional information. There are generally no restrictions on where the Fund may invest geographically or on the amount of the Fund's assets that can be invested in either U.S. or foreign securities, including real estate securities and securities of issuers in developing and emerging markets. The Fund does not limit its investments to issuers in a particular market capitalization range and at times may invest a substantial portion of its assets in one or more particular market capitalization ranges.  The Fund's investment in MLPs is limited to no more than 25% of its total assets.

     The Fund can take long positions in investments that are believed to be undervalued and short positions in investments that are believed to be overvalued or which are established for hedging purposes, including long and short positions in equities and equity-sensitive convertibles, fixed income securities, and derivatives or other types of securities. The Fund's overall long or short positioning can vary based on market and economic conditions, and the Fund may take both long and short positions simultaneously. The Fund can seek to take advantage of arbitrage opportunities in equity and fixed income, commodity, and currency prices and market volatility.

     The Fund may invest in the securities of other investment companies, subject to any limits imposed by the Investment Company Act of 1940 Act, as amended, including other entities sponsored and/or advised by the Fund's investment advisor, OFI Global or an affiliate. The Fund may use derivatives to seek income or capital gain, to hedge against the risks of other investments, or as a substitute for direct investment in a particular asset class. Structured notes, options, futures, forward contracts, and swaps are some of the types of derivatives the Fund can use.

     In times of adverse or unstable market or economic conditions, such as reduced market liquidity or increased volatility, the Fund may hold a portion of its assets in cash, money market securities or other similar, liquid investments, including in shares of money market mutual funds in the Oppenheimer family of funds. This may also include shares of funds that provide exposure to inflation-protected debt securities and short-term investment-grade debt securities. This will generally occur at times when there is an inability to immediately invest funds received from purchases of Fund shares or from redemptions of other investments or to maintain liquidity.

     The Fund has established a Cayman Islands exempted company that is wholly-owned and controlled by the Fund (the "Subsidiary"). The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange-traded funds related to gold or other special minerals ("Gold ETFs"). The Subsidiary may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are intended to provide the Fund with exposure to commodities market returns within the limitations of the federal tax requirements that apply to the Fund.  The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary. The Fund's investment in the Subsidiary may vary based on the portfolio managers' use of different types of commodity-linked derivatives, fixed-income securities, Gold ETFs, and other investments. Since the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold certain of the investments described in this prospectus, the Fund may be considered to be investing indirectly in those investments through its Subsidiary. Therefore, references in this prospectus to investments by the Fund also may be deemed to include the Fund's indirect investments through the Subsidiary.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Asset Allocation Risk. Because the Fund typically invests in a combination of securities, the Fund's ability to achieve its investment objective depends largely upon selecting the best mix of investments. There is the risk that the portfolio manager's evaluations and

4	Oppenheimer Global Multi-Alternatives Fund/VA

assumptions regarding market conditions may be incorrect. During periods of rapidly rising stock prices, the Fund might not achieve growth in its share prices to the same degree as funds focusing only on stocks. The Fund's investments in stocks may make it more difficult to preserve principal during periods of stock market volatility. The Fund's use of a particular investment style might not be successful when that style is out of favor and the Fund's performance may be adversely affected by the asset allocation decisions.

Risks of Investing in Stock. The value of a Fund's portfolio may be affected by changes in the stock markets. Stock markets may experience significant short-term volatility and may fall sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual stocks generally do not all move in the same direction at the same time. For example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen. A variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry. To the extent that securities of a particular type are emphasized, for example foreign stocks, stocks of small- or mid-cap companies, growth or value stocks, or stocks of companies in a particular industry, fund share values may fluctuate more in response to events affecting the market for those types of securities.

Risks of Alternative Asset Classes. The Fund invests primarily in alternative asset classes, which are asset classes that the portfolio managers expect to perform differently from traditional asset classes, such as equity and fixed-income investments. The Fund also seeks to invest in a diverse mix of alternative assets, such that individual alternative assets exhibit low sensitivity to other alternative assets held by the Fund. However, alternative investments may be more volatile or illiquid, particularly during periods of market instability. In addition, the particular mix of alternative investments in the Fund's portfolio may not be sufficiently diversified. The Fund is subject to the risk that its alternative investments may undergo a correlation shift, resulting in returns that are correlated with the broader market and/or with the Fund's other alternative investments.

Liquidity Risks. Securities that are difficult to value or to sell promptly at an acceptable price are generally referred to as "illiquid" securities. If it is required to sell securities quickly or at a particular time (including sales to meet redemption requests) the Fund could realize a loss on illiquid investments.

Risks of Other Equity Securities. Most convertible securities are subject to the risks and price fluctuations of the underlying stock. They may be subject to the risk that the issuer will not be able to pay interest or dividends when due and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. Some convertible preferred stocks have a conversion or call feature that allows the issuer to redeem the stock before the conversion date, which could diminish the potential for capital appreciation on the investment. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. If interest rates rise, the value of preferred stock having a fixed dividend rate tends to fall. Preferred stock generally ranks behind debt securities in claims for dividends and assets of the issuer in a liquidation or bankruptcy. The price of a warrant does not necessarily move parallel to the price of the underlying security and is generally more volatile than that of the underlying security. Rights are similar to warrants, but normally have a shorter duration. The market for rights or warrants may be very limited and it may be difficult to sell them promptly at an acceptable price. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

    Industry and Sector Focus. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of stocks of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in response to events affecting that industry or sector. To some extent that risk may be limited by the Fund's policy of not concentrating its investments in any one industry.

Risks of Small- and Mid-Cap Companies. The stock prices of small- and mid-cap companies may be more volatile and their securities may be more difficult to sell than those of larger companies. They may not have established markets, may have fewer customers and product lines, may have unseasoned management or less management depth and may have more limited access to financial resources. Smaller companies may not pay dividends or provide capital gains for some time, if at all.

Risks of Investing in Debt Securities. Debt securities may be subject to interest rate risk, duration risk, credit risk, credit spread risk, extension risk, reinvestment risk, prepayment risk and event risk. Interest rate risk is the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise; and when prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may be worth less than the amount the Fund paid for them. When interest rates change, the values of longer-term debt securities usually change more than the values of shorter-term debt securities. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows. Duration risk is the risk that longer-duration debt securities will be more volatile and more likely to decline in price in a rising interest rate environment than shorter-duration debt securities. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or repay principal, the Fund's income or share value might be reduced. Adverse news about an issuer or a downgrade in an issuer's credit rating, for any reason, can also reduce the market value of the issuer's securities. "Credit spread" is the difference in yield between securities that is due to differences in their credit quality. There is a risk that credit spreads may increase when the market expects lower- grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of the Fund's lower-rated and unrated securities. Some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that the Fund might have difficulty selling them promptly at an acceptable price. Extension risk is the risk that an increase in interest rates could cause principal payments on a debt security to be repaid at a slower rate than expected. Extension risk is particularly prevalent for a callable security where an increase in interest rates could result in the issuer of that security choosing not to redeem the security as anticipated on the security's call date. Such a decision by the issuer could have the effect of lengthening the debt security's expected maturity, making it more vulnerable to interest rate risk and reducing its market value. Reinvestment risk is the risk that when interest rates fall the Fund may be required to reinvest the proceeds from a security's sale or redemption at a lower interest rate. Callable bonds are

5	Oppenheimer Global Multi-Alternatives Fund/VA

generally subject to greater reinvestment risk than non-callable bonds. Prepayment risk is the risk that the issuer may redeem the security prior to the expected maturity or that borrowers may repay the loans that underlie these securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to the expected maturity. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Event risk is the risk that an issuer could be subject to an event, such as a buyout or debt restructuring, that interferes with its ability to make timely interest and principal payments and cause the value of its debt securities to fall.

Fixed-Income Market Risks. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices at which they are carried on the Fund's books and could experience a loss. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds' prices, particularly for lower-rated and unrated securities. An unexpected increase in redemptions by Fund shareholders-which may be triggered by general market turmoil or an increase in interest rates-could cause the Fund to sell its holdings at a loss or at undesirable prices.

Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns may impact the market price or value of those debt securities and may cause increased volatility in those debt securities or debt securities markets. Under some circumstances, as was the case during the latter half of 2008 and early 2009, those concerns may cause reduced liquidity in certain debt securities markets, reducing the willingness of some lenders to extend credit, and making it more difficult for borrowers to obtain financing on attractive terms (or at all). A lack of liquidity or other adverse credit market conditions may hamper the Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

     Risks of Below-Investment-Grade Securities. Below-investment-grade debt securities (also referred to as "junk" bonds), whether rated or unrated, may be subject to greater price fluctuations than investment-grade securities, increased credit risk and a greater risk that the issuer might not be able to pay interest and principal when due, especially during times of weakening economic conditions or rising interest rates. The market for below-investment-grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Risks of Event-Linked Securities. Event-linked securities are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a trigger event, such as a hurricane, earthquake, or other event that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal and additional interest. Event-linked securities may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences.

Risks of Inflation-Protected Debt Securities. Inflation-indexed bonds, including Treasury Inflation-Protected Securities (TIPS), are fixed income securities whose principal value is periodically adjusted according to an identified rate of inflation. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds with similar maturities. If inflation declines, the principal amount or the interest rate of an inflation-indexed bond will be adjusted downward. This will result in reduced income and may result in a decline in the bond's price which could cause losses for the Fund. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal or interest rate is adjusted for inflation. Inflation-indexed bonds normally will decline in price when real interest rates rise which could cause losses for the fund.

Risks of Exchange-Traded Notes (ETNs). ETNs are senior, unsecured, unsubordinated debt securities traded on an exchange (e.g., the NYSE) whose returns are linked to the performance of a particular market index or strategy, minus applicable fees. ETNs are subject to credit risk, and the value of an ETN may drop due to a downgrade in the issuer's credit rating. An ETN may lose all or a portion of its value if the issuer fails. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in applicable interest rates, and economic, legal, political or geographic events that affect the underlying assets on which the index is based. The Fund may invest substantially in ETNs that are subject to the risks associated with industry or sector concentration. When the Fund invests in an ETN it will bear its proportionate share of the fees and expenses borne by the ETN, which will reduce the return realized at maturity or upon redemption. The Fund's decision to sell ETN holdings may be limited by the availability of a secondary market and it may not be able to liquidate ETN holdings at the desired time or price.

The Fund may invest in ETNs for which an affiliate of the Manager provides certain index selection and marketing services. As a result, an affiliate of the Manager may be paid service fees that are indirectly incurred by the Fund and its shareholders (in addition to Fund expenses). The Manager will voluntarily waive a portion of its management fee to the extent that the Fund's share of service fees paid to affiliates of the Manager are attributable to investment in such an ETN.

Risks of Commodity-Linked Investments. Commodity-linked investments are considered speculative and have substantial risks, including the risk of loss of a significant portion of their principal value. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods due to a variety of factors, including for example agricultural, economic and regulatory developments. These risks may make commodity-linked investments more volatile than other types of investments.

Risks of Mining & Metal Industry Securities. Investments in mining and metal industry companies may be speculative and may be subject to greater price volatility than investments in other types of companies. The special risks of mining and metal industry investments include:

■

changes in international monetary policies or economic and political conditions can affect the supply of gold and precious metals and consequently the value of mining and metal company investments;

■

the United States or foreign governments may pass laws or regulations limiting metal investments for strategic or other policy reasons;

■

the principal supplies of gold are concentrated in only five countries or territories: Australia, Canada, Russia and certain other former Soviet Union countries, South Africa and the United States, the governments of which may pass laws or regulations limiting metal investments for strategic or other policy reasons; and

6	Oppenheimer Global Multi-Alternatives Fund/VA

■

increased environmental or labor costs may depress the value of mining and metal investments.

Risks of Investing in Gold ETFs. An exchange-traded fund that invests in gold bullion ("Gold ETF") is a publicly-traded investment entity that acquires and physically holds gold bullion, the shares of which are intended to reflect the price performance of gold bullion. A Gold ETF will sell gold from time to time to pay expenses, which will reduce the amount of gold represented by each ETF share. Investment in a Gold ETF is subject to the same risks of investing directly in gold bullion, including tax risk. The market value of Gold ETF shares may differ from their net asset value because the supply and demand of Gold ETF shares may be different from the supply and demand for the underlying asset. The Fund will indirectly bear its proportionate share of the management fees associated with Gold ETFs. It is possible that a Gold ETF in which the Fund invests may have to liquidate its holdings at a time when the price of gold is falling.

Risks of Investing in Real Estate Markets. The performance of the Fund's investments in real estate securities is closely linked to the performance of the real estate markets. Property values or revenues from real estate investments may fall due to many different factors, including market disruptions, declining rents, negative economic developments that affect businesses and indivuduals, increased operating costs, low market demand or oversupply, obsolescence, competition, uninsured casualty losses, condemnation losses, environmental liabilities, the failure of borrowers to repay loans in a timely manner, changes in prevailing interest rates or rates of inflation, lack of available credit or changes in federal or state taxation policies that affect real estate. The price of a real estate company's securities may also drop due to dividend reductions, lowered credit ratings, poor management, or other factors that generally affect companies. Real estate companies, including REITs and real estate operating companies (REOCs), tend to be small- and mid-cap companies and their shares may be more volatile and less liquid. An industry downturn could adversely impact the Fund's performance.

Smaller Real Estate Company Risks. Smaller companies are typically subject to greater risk of loss than larger companies. They may be more sensitive to changes in a company's earnings expectations and may experience more price volatility. Smaller companies' securities often trade in lower volumes and may be harder to sell at an acceptable price. Buy and sell transactions in a smaller company's stock could impact the stock's price more than it would a larger company's stock. Smaller real estate companies may have limited access to financial and other resources and lack liquidity in a declining market. They may have unseasoned management and may be more sensitive to changes in management or depth of management skill than larger, more established companies.

Risks of Investing in REITs. Investment in REITs is closely linked to the performance of the real estate markets. Property values or revenues from real estate investments may fall due to a number of factors, including but not limited to disruptions in real estate markets, increased vacancies or declining rents, increased property taxes and other operating costs, low demand or oversupply, the failure of borrowers to repay loans in a timely manner, changes in tax and regulatory requirements and changes in interest rates or rates of inflation. Mortgage REITs are particularly subject to interest rate risks.

     REITs are dependent upon the quality of their management and may not be diversified geographically or by property type. REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. REITs generally tend to be small- to mid-cap stocks and are subject to risks of investing in those securities, including limited financial resources and dependency on heavy cash flow. REITs must satisfy certain requirements in order to qualify for favorable tax treatment under applicable tax laws, and a failure to qualify could adversely affect the value of the REIT. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

     Risks of Foreign Real Estate Investments. Because real estate trends are cyclically unique to different countries and world regions, an up or down real estate market in the U.S. may not coincide with the trend in another country. Fluctuations in the relation of a foreign currency to the U.S. dollar could adversely impact cash flow and profits of real estate companies, which in turn could negatively impact the Fund's performance and ability to pay dividends. Securities of foreign real estate companies may have less trading volume, may lack the level of transparency generally present in U.S. companies, and may be more sensitive to volatility. In emerging markets in particular, real estate ownership laws, land rights and tax laws are subject to rapid and unexpected changes as a result of regulatory and political changes. Foreign real estate investments in those countries are more susceptible to the imposition of adverse or confiscatory taxes on foreign properties, currency transfer restrictions, expropriation and difficulty in enforcing obligations.

Risks of Master Limited Partnerships. Investments in securities of master limited partnerships ("MLPs") involve risks that differ from investments in common stock, including risks related to a common unit holder's limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP's general partner, cash flow risks, dilution risks and risks related to the general partner's right to require unit holders to sell their common units at an undesirable time or price.

MLP common unit holders may not elect the general partner or its directors and have limited ability to remove an MLP's general partner. MLPs may issue additional common units without unit holder approval, which could dilute the ownership interests of investors holding shares of MLP common units.

MLP common units, like other equity securities, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer's financial condition, or unfavorable or unanticipated poor performance of a particular issuer. Prices of common units of individual MLPs, like prices of other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios. A holder of MLP common units typically would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances, creditors of an MLP would have the right to seek return of capital distributed to a limited partner, which would continue after an investor sold its investment in the MLP. The value of an MLP security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

MLPs currently do not pay U.S. federal income tax at the partnership level. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation and have the effect of reducing the amount of cash available for distribution by the MLP, resulting in a reduction of the value of the common unit holder's investment.

MLP debt securities, including bonds and debentures, have characteristics similar to the fixed income securities of other issuers.

7	Oppenheimer Global Multi-Alternatives Fund/VA

Risks of Energy Infrastructure and Energy-Related Assets or Activities. Energy infrastructure MLPs are subject to risks specific to the energy and energy-related industries, including, but not limited to:  fluctuations in commodity prices may impact the volume of energy commodities transported, processed, stored or distributed; reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of an MLP; slowdowns in new construction and acquisitions can limit growth potential; reduced demand for oil, natural gas and petroleum products, particularly for a sustained period of time, could adversely affect MLP revenues and cash flows; depletion of natural gas reserves or other commodities, if not replaced, could impact an MLP's ability to make distributions; changes in the regulatory environment could adversely affect the profitability of MLPs; extreme weather and environmental hazards could impact the value of MLP securities; rising interest rates could result in higher costs of capital and drive investors into other investment opportunities; and threats of attack by terrorists on energy assets could impact the market for MLPs.

Risks of Foreign Investing. Foreign securities are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those securities. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund's net assets may change on days when you will not be able to purchase or redeem the Fund's shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to only limited or no regulatory oversight.

     Risks of Developing and Emerging Markets. Investments in developing and emerging markets are subject to all the risks associated with foreign investing, which may be greater for such investments. Developing or emerging market countries may have less well-developed securities markets and exchanges that may be substantially less liquid than those of more developed markets. Settlement procedures in developing or emerging markets may differ from those of more established securities markets, and settlement delays may result in the inability to invest assets or to dispose of portfolio securities in a timely manner. Securities prices in developing or emerging markets may be significantly more volatile than is the case in more developed nations of the world, and governments of developing or emerging market countries may also be more unstable than the governments of more developed countries. Such countries' economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Developing or emerging market countries also may be subject to social, political or economic instability. The value of developing or emerging market countries' currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company's assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures, and practices such as share blocking. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in securities of issuers in developing or emerging market countries may be considered speculative.

     Risks of Sovereign Debt. Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of such sovereign debt may be collected. A restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, a flight to quality debt instruments, disruptions in common trading markets or unions, reduced liquidity, increased volatility, and heightened financial sector, foreign securities and currency risk, among others.

Risks of Long/Short Holdings. Under certain conditions, even if the value of the Fund's long positions are rising, this could be offset by declining values of the Fund's short positions. Conversely, it is possible that rising values of the Fund's short positions could be offset by declining values of the Fund's long positions. In either scenario the Fund may experience losses. In a market where the value of both the Fund's long and short positions are declining, the Fund may experience substantial losses.

Risks of Short Sales. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases between the date of the short sale and the date on which the Fund closes the short position. A short sale of a security creates the risk of an unlimited loss, since the price of the security sold short could theoretically increase without limit. Purchasing securities previously sold short to close out a short position can itself cause the price of the securities to rise further, thereby increasing the loss. Further, there is no assurance that a security the Fund needs to buy to cover a short position will be available for purchase at a reasonable price. Short sales may cause a higher portfolio turnover rate and increase the Fund's brokerage and other transaction expenses. Short selling is considered a speculative investment practice.

Risks of Arbitrage. Arbitrage risk is the risk that securities purchased pursuant to a strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

Risks of Senior Loans . The Fund may invest in floating rate loans (sometimes referred to as "adjustable rate loans") that hold a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities that, under normal circumstances, allow them to have priority of claim ahead of other obligations of a borrower in the event of liquidation. These investments are referred to as "Senior Loans." Senior Loans may be collateralized or uncollateralized. They typically pay interest at rates that are reset periodically based on a reference benchmark that reflects current interest rates, plus a margin or premium. In addition to the risks typically associated with debt securities, such as credit and interest rate risk, Senior Loans are also subject to the risk that a court could subordinate a Senior Loan, which typically holds a senior position in the capital structure of a borrower, to presently existing or future indebtedness or take other

8	Oppenheimer Global Multi-Alternatives Fund/VA

action detrimental to the holders of Senior Loans. Senior Loans usually have mandatory and optional prepayment provisions. If a borrower prepays a Senior Loan, the Fund will have to reinvest the proceeds in other Senior Loans or securities that may pay lower interest rates. Senior Loans are subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. In addition, any collateral may be found invalid or may be used to pay other outstanding obligations of the borrower. The Fund's access to collateral, if any, may be limited by bankruptcy, other insolvency laws, or by the type of loan the Fund has purchased. As a result, a collateralized Senior Loan may not be fully collateralized and can decline significantly in value.

Loan investments are often issued in connection with highly leveraged transactions. Such transactions include leveraged buyout loans, leveraged recapitalization loans, and other types of acquisition financing. These obligations are subject to greater credit risks than other investments including a greater possibility that the borrower may default or enter bankruptcy.

Due to restrictions on transfers in loan agreements and the nature of the private syndication of Senior Loans including, for example, the lack of publicly-available information, some Senior Loans are not as easily purchased or sold as publicly-traded securities. Some Senior Loans and other Fund investments are illiquid, which may make it difficult for the Fund to value them or dispose of them at an acceptable price when it wants to. Direct investments in Senior Loans and, to a lesser degree, investments in participation interests in or assignments of Senior Loans may be limited. Investments in Senior Loans are expected to be less affected by changes in interest rates than fixed-rate securities.

Risks of Mortgage-Related Securities. The Fund can buy interests in pools of residential or commercial mortgages in the form of "pass-through" mortgage securities. They may be issued or guaranteed by the U.S. government, or its agencies and instrumentalities, or by private issuers. Mortgage-related securities issued by private issuers are not U.S. government securities, and are subject to greater credit risks than mortgage-related securities that are U.S. government securities. Private-issuer mortgage-backed securities are also subject to interest rate risk, and the market for private-issuer mortgage-backed securities may be volatile at times and may be less liquid than the markets for other types of securities.

Risks of Derivative Investments. Derivatives may involve significant risks. Derivatives may be more volatile than other types of investments, may require the payment of premiums, may increase portfolio turnover, may be illiquid, and may not perform as expected. Derivatives are subject to counterparty risk and the Fund may lose money on a derivative investment if the issuer or counterparty fails to pay the amount due. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. As a result of these risks, the Fund could realize little or no income or lose money from its investment, or a hedge might be unsuccessful. In addition, under new rules enacted and currently being implemented under financial reform legislation, certain over-the-counter derivatives are (or soon will be) required to be executed on a regulated market and/or cleared through a clearinghouse. It is unclear how these regulatory changes will affect counterparty risk, and entering into a derivative transaction with a clearinghouse may entail further risks and costs.

Risks of Hedging. The Fund may engage in "hedging" strategies, including short sales, futures and other derivatives in an effort to protect assets from losses due to declines in the value of the Fund's portfolio. There are risks in the use of these investment and trading strategies. There can be no assurance that the hedging strategies used will be successful in avoiding losses, and hedged positions may perform less favorably in generally rising markets than unhedged positions. If the Sub-Adviser uses a hedging strategy at the wrong time or judges market conditions incorrectly, the strategy could reduce the Fund's return. In some cases, derivatives or other investments may be unavailable, or the Sub-Adviser may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Fund. No assurance can be given that the Sub-Adviser will employ hedging strategies with respect to all or any portion of the Fund's assets.

Risks of Leverage. Certain derivatives and other investments of the Fund may involve leverage. Leverage may be created when an investment exposes the Fund to a risk of loss that exceeds the amount invested. Certain derivatives and other investments provide the potential for investment gain or loss that may be several times greater than the change in the value of an underlying security, asset, interest rate, index or currency, resulting in the potential for a loss that may be substantially greater than the amount invested.

Some derivatives and other leveraged investments have the potential for unlimited loss, regardless of the size of the initial investment. Because leverage can magnify the effects of changes in the value of the Fund and make the Fund's share price more volatile, a shareholder's investment in the Fund will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Fund's investments.

Risks of Investments in Other Investment Companies. As an investor in another investment company, the Fund would be subject to the risks of that investment company's portfolio. Investing in another investment company may also involve paying a premium above the value of that investment company's portfolio securities and is subject to a ratable share of that investment company's expenses, including its advisory and administration expenses. The Fund does not intend to invest in other investment companies unless it is believed that the potential benefits of the investment justify the payment of any premiums, expenses or sales charges. The Investment Company Act also imposes limitations on mutual funds' investments in other investment companies.

The Fund may also invest in exchange traded funds (ETFs), which are subject to all the risks of investing in investment companies as described above. Because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, shares of ETFs potentially may trade at a discount or a premium to their net asset value. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.

Risks of Money Market Instruments. The Fund may invest in money market instruments. Money market instruments are short-term, US dollar-denominated debt instruments issued or guaranteed by domestic and foreign corporations and financial institutions, the U.S. government, its agencies and instrumentalities and other entities. Money market instruments include certificates of deposit, commercial paper, repurchase agreements, treasury bills and other short term debt obligations that have a final maturity, as defined under rules under the Investment Company Act, of 397 days or less. They may have fixed, variable or floating interest rates. Money market instruments are subject to certain risks, including the risk that an issuer of an obligation that the Fund holds might have its credit rating downgraded or might default on its obligations, or that interest rates might rise sharply, causing the value of the Fund's investments to fall.

9	Oppenheimer Global Multi-Alternatives Fund/VA

Risks Of Investments In The Fund's Wholly-Owned Subsidiary. The Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to its investor protections (except as otherwise noted in this prospectus). As an investor in the Subsidiary, the Fund does not have all of the protections offered to investors by the Investment Company Act of 1940.  However, the Subsidiary is wholly-owned and controlled by the Fund and managed by the Manager and the Sub-Adviser. Therefore, the Fund's ownership and control of the Subsidiary make it unlikely that the Subsidiary would take actions contrary to the interests of the Fund or its shareholders.

Changes in the laws of the Cayman Islands (where the Subsidiary is organized) could prevent the Subsidiary from operating as described in this prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on exempted companies like the Subsidiary, including income and capital gains tax, among others.  If Cayman Islands laws were changed to require such entities to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.

Who Is the Fund Designed For? The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and other investment plans offered through insurance company separate accounts of participating insurance companies. The Fund is designed primarily for investors seeking total return over the long-term from a variety of alternative asset classes and investment strategies through investment in domestic and foreign equity and debt securities, including government and below-investment grade debt securities and derivative investments. Those investors should be willing to assume the greater risks of short-term share price fluctuations, including the volatility that can be associated with alternative asset classes, as well as the special credit risks that are typical for a fund that invests in below-investment grade debt securities and special risks of investing in foreign securities. The Fund is not designed for investors needing an assured level of current income. The Fund is not a complete investment program and may not be appropriate for all investors. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's Non-Service Shares performance from calendar year to calendar year and by showing how the Fund's average annual returns for the periods of time shown in the table compare with those of a broad measure of market performance. Charges imposed by the insurance accounts that invest in the Fund are not included and the returns would be lower if they were. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website at:
https://www.oppenheimerfunds.com/fund/GlobalMultiAlternativesFundVA

During the period shown, the highest return before taxes for a calendar quarter was 4.33% (1st Qtr 14) and the lowest return before taxes for a calendar quarter was -2.13% (3rd Qtr 14).

The following table shows the average annual total returns before taxes for each class of the Fund's shares.

Average Annual Total Returns for the periods ended December 31, 2014
	1 Year	5 Years (or life of class, if less)	10 Years (or life of class, if less)
Non-Service Shares (inception 11/14/13)	6.02%	4.67%	N/A
Service Shares (inception 11/14/13)	5.90%	4.52%	N/A
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.03%	0.03%[1]	N/A
(reflects no deduction for fee, expenses or taxes)

1.

As of 10/31/2013.

Investment Advisers. OFI Global Asset Management, Inc. is the Fund's investment adviser ("Manager"). OppenheimerFunds, Inc. is the Fund's investment sub-adviser ("Sub-Adviser"). Cornerstone Real Estate Advisers LLC (a "Sub-Sub-Adviser" or "Cornerstone") and OFI SteelPath, Inc. (a "Sub-Sub-Adviser" or "OFI SteelPath") are the Fund's Sub-Sub-Advisers.  Cornerstone and OFI SteelPath provide securities selection and related portfolio management services with respect to the Fund's investments in, respectively, real estate securities and MLP securities to the extent the that the Sub-Adviser allocates assets to their related investment strategies.

Portfolio Managers. Mark Hamilton has been Vice President and lead portfolio manager of the Fund since its inception. Benjamin Rockmuller, CFA, and Dokyoung Lee, CFA, have each been a Vice President and portfolio manager of the Fund since April 30, 2014. David Wharmby, CFA, and Brian Watson, CFA, have been portfolio managers of the Fund since its inception.

Purchase and Sale of Fund Shares. Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. You may only submit instructions for buying or selling shares of the

10	Oppenheimer Global Multi-Alternatives Fund/VA

Fund to your insurance company or its servicing agent, not directly to the Fund or its Transfer Agent. The accompanying prospectus of the participating insurance company provides information about how to select the Fund as an investment option.

Taxes. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, any dividends and capital gains distributions will be taxable to the participating insurance company, if at all. However, those payments may affect the tax basis of certain types of distributions from those accounts. Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

Payments to Broker-Dealers and Other Financial Intermediaries. The Fund, the Sub-Adviser, or their related companies may make payments to financial intermediaries, including to insurance companies that offer shares of the Fund as an investment option. These payments for the sale of Fund shares and related services may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

11	Oppenheimer Global Multi-Alternatives Fund/VA

MORE ABOUT THE FUND

About the Fund's Investments

The allocation of the Fund's portfolio among different types of investments will vary over time and the Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains additional information about the Fund's investment policies and risks.

The Fund's Principal Investment Strategies and Risks. The following strategies and types of investments are the ones that the Fund considers to be the most important in seeking to achieve its investment objective and the following risks are those the Fund expects its portfolio to be subject to as a whole.

Asset Allocation Risk. Because the Fund typically invests in a combination of securities, the Fund's ability to achieve its investment objective depends largely upon selecting the best mix of investments. There is the risk that the portfolio manager's evaluations and assumptions regarding market conditions may be incorrect. During periods of rapidly rising stock prices, the Fund might not achieve growth in its share prices to the same degree as funds focusing only on stocks. The Fund's investments in stocks may make it more difficult to preserve principal during periods of stock market volatility. The Fund's use of a particular investment style might not be successful when that style is out of favor and the Fund's performance may be adversely affected by the asset allocation decisions.

Common Stock and Other Equity Investments. Equity securities include common stock, preferred stock, rights, warrants and certain securities that are convertible into common stock. Equity investments may be exchange-traded or over-the-counter securities.

The value of the Fund's portfolio may be affected by changes in the stock markets. Stocks and other equity securities fluctuate in price in response to changes to equity markets in general. Stock markets may experience significant short-term volatility and may fall sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

The prices of equity securities generally do not all move in the same direction at the same time. For example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen. A variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry. To the extent that securities of a particular type are emphasized, for example foreign stocks, stocks of small- or mid-cap companies, growth or value stocks, or stocks of companies in a particular industry, its share value may fluctuate more in response to events affecting the market for those types of securities.

■

Common stock represents an ownership interest in a company. It ranks below preferred stock and debt securities in claims for dividends and in claims for assets of the issuer in a liquidation or bankruptcy.

■

Preferred stock has a set dividend rate and ranks ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. The dividends on preferred stock may be cumulative (they remain a liability of the company until paid) or non-cumulative. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. If prevailing interest rates rise, the fixed dividend on preferred stock may be less attractive, which may cause the price of preferred stock to decline.

■

Warrants are options to purchase equity securities at specific prices that are valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and can be more volatile than the price of the underlying securities. If the market price of the underlying security does not exceed the exercise price during the life of the warrant, the warrant will expire worthless and any amount paid for the warrant will be lost. The market for warrants may be very limited and it may be difficult to sell a warrant promptly at an acceptable price. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

■

Convertible securities can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. Some convertible debt securities may be considered "equity equivalents" because of the feature that makes them convertible into common stock. Convertible securities may offer the Fund the ability to participate in stock market movements while also seeking some current income. Convertible securities may provide more income than common stock but they generally provide less income than comparable non-convertible debt securities. Most convertible securities will vary, to some extent, with changes in the price of the underlying common stock and are therefore subject to the risks of that stock. In addition, convertible securities may be subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. However, credit ratings of convertible securities generally have less impact on the value of the securities than they do for non-convertible debt securities. Some convertible preferred stocks have a mandatory conversion feature or a call feature that allows the issuer to redeem the stock on or prior to a mandatory conversion date. Those features could diminish the potential for capital appreciation on the investment.

Industry and Sector Focus.   At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in

12	Oppenheimer Global Multi-Alternatives Fund/VA

response to events affecting that industry or sector. To some extent that risk may be limited by the Fund's policy of not concentrating its investments in any one industry.

Risks of Alternative Asset Classes. The Fund invests primarily in alternative asset classes, which are asset classes that the portfolio managers expect to perform differently from traditional asset classes, such as equity and fixed-income investments. The Fund also seeks to invest in a diverse mix of alternative assets, such that individual alternative assets exhibit low sensitivity to other alternative assets held by the Fund. However, alternative investments may be more volatile or illiquid, particularly during periods of market instability. Volatility is a measure of the magnitude of fluctuations in the value of a security, currency, index or other financial instrument over a specified period of time. A fund that primarily invests in a particular alternative asset class (such as commodities, currencies, gold, energy and infrastructure and real estate) will generally be more volatile than a fund that invests more broadly. These asset classes may be negatively impacted by variations, often rapid, in, among other things, their respective markets, the supply of and demand for specific products in their respective industries, economic conditions, environmental factors, governmental regulation and political developments. Changes affecting the particular alternative asset class in which the Fund primarily invests may have a significant impact on the Fund's performance. The Fund's performance will be linked to the performance of these highly volatile asset categories. In addition, the particular mix of alternative investments in the Fund's portfolio may not be sufficiently diversified. The Fund is subject to the risk that its alternative investments may undergo a correlation shift, resulting in returns that are correlated with the broader market and/or with the Fund's other alternative investments.

Liquidity Risk. In certain situations, it may be difficult or impossible to value or sell promptly an investment at an acceptable price. This risk can be ongoing for any security that has a limited trading market or does not trade in large volumes. In addition, it may be difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when it is desirable to sell. The Fund's investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities. This also may affect adversely the Fund's ability to make dividend distributions to you. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk.

Small- and Mid-Cap Companies. Small- and mid-cap companies may be either established or newer companies, including "unseasoned" companies that have been in operation for less than three years. While smaller companies might offer greater opportunities for gain than larger companies, they also may involve greater risk of loss. They may be more sensitive to changes in a company's earnings expectations and may experience more abrupt and erratic price movements. Smaller companies' securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small- and mid-cap companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small- and mid-cap companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Smaller companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. Securities of small, unseasoned companies may be particularly volatile, especially in the short term, and may have very limited liquidity in a declining market. It may take a substantial period of time to realize a gain on an investment in a small- or mid-cap company, if any gain is realized at all.

The Fund measures the market capitalization of an issuer at the time of investment. Because the relative sizes of companies change over time as the stock market changes, the Fund's definition of what is a "small-cap," "mid-cap" or "large-cap" company may change over time as well. After the Fund buys the stock of an individual company, that company may expand or contract and no longer fall within the designated capitalization range. Although the Fund is not required to sell the stock of companies whose market capitalizations have grown or decreased beyond the Fund's capitalization-range definition, it might sell some of those holdings to try to adjust the dollar-weighted median capitalization of its portfolio. That might cause the Fund to realize capital gains on an investment and could increase taxable distributions to shareholders.

When the Fund invests in smaller company stocks that might trade infrequently, investors might seek to trade fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as "price arbitrage"). If such price arbitrage were successful, it might interfere with the efficient management of the Fund's portfolio and the Fund may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of fund shares held by other shareholders.

Debt Securities. The Fund may invest in debt securities, including securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, or foreign sovereigns, and foreign and domestic corporate bonds, notes and debentures. The Fund may select debt securities for their income possibilities or to help cushion fluctuations in the value of its portfolio. Debt securities may be subject to the following risks:

13	Oppenheimer Global Multi-Alternatives Fund/VA

■

Interest Rate Risk. Interest rate risk is the risk that rising interest rates, or an expectation of rising interest rates in the near future, will cause the values of the Fund's investments in debt securities to decline. The values of debt securities usually change when prevailing interest rates change. When interest rates rise, the values of outstanding debt securities generally fall, and those securities may sell at a discount from their face amount. When interest rates rise, the decrease in values of outstanding debt securities may not be offset by higher income from new investments. When interest rates fall, the values of already-issued debt securities generally rise. However, when interest rates fall, the Fund's investments in new securities may be at lower yields and may reduce the Fund's income. The values of longer-term debt securities usually change more than the values of shorter-term debt securities when interest rates change; thus, interest rate risk is usually greater for securities with longer maturities or durations. "Zero-coupon" or "stripped" securities may be particularly sensitive to interest rate changes. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows. Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks.

■

Duration Risk. Duration risk is the risk that longer-duration debt securities are more likely to decline in price than shorter-duration debt securities, in a rising interest-rate environment. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. "Effective duration" attempts to measure the expected percentage change in the value of a bond or portfolio resulting from a change in prevailing interest rates. The change in the value of a bond or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond's value to decline about 3% while a 1% decrease in general interest rates would be expected to cause the bond's value to increase 3%. The duration of a debt security may be equal to or shorter than the full maturity of a debt security.

■

Credit Risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. U.S. government securities generally have lower credit risks than securities issued by private issuers or certain foreign governments. If an issuer fails to pay interest, the Fund's income might be reduced, and if an issuer fails to repay principal, the value of the security might fall and the Fund could lose the amount of its investment in the security. The extent of this risk varies based on the terms of the particular security and the financial condition of the issuer. A downgrade in an issuer's credit rating or other adverse news about an issuer, for any reason, can reduce the market value of that issuer's securities.

■

Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects lower-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of the Fund's lower-rated and unrated securities. Some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that the Fund might have difficulty selling them promptly at an acceptable price.

■

Extension Risk. Extension risk is the risk that, if interest rates rise rapidly, repayments of principal on certain debt securities may occur at a slower rate than expected, and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply. Extension risk is particularly prevalent for a callable security where an increase in interest rates could result in the issuer of that security choosing not to redeem the security as anticipated on the security's call date. Such a decision by the issuer could have the effect of lengthening the debt security's expected maturity, making it more vulnerable to interest rate risk and reducing its market value.

■

Reinvestment Risk. Reinvestment risk is the risk that when interest rates fall, the Fund may be required to reinvest the proceeds from a security's sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than non-callable bonds.

■

Prepayment Risk. Certain fixed-income securities (in particular mortgage-related securities) are subject to the risk of unanticipated prepayment. Prepayment risk is the risk that, when interest rates fall, the issuer will redeem the security prior to the security's expected maturity, or that borrowers will repay the loans that underlie these fixed-income securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to expected maturity. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security's price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.

■

Event Risk. If an issuer of debt securities is the subject of a buyout, debt restructuring, merger or recapitalization that increases its debt load, it could interfere with its ability to make timely payments of interest and principal and cause the value of its debt securities to fall.

High-Yield, Lower-Grade Debt Securities. The Fund may invest in high-yield, lower-grade fixed-income securities of U.S. and foreign issuers. Those securities may include, among others: bonds, debentures, notes, preferred stock, loan participation interests, "structured" notes, commercial mortgage-backed securities, and asset-backed securities. There are no limits on the amount of the Fund's assets that can be invested in securities rated below-investment grade. These securities are generally considered speculative.

     Risks of Below-Investment-Grade Securities. Below-investment-grade securities (also referred to as "junk bonds") generally have higher yields than securities rated in the investment-grade categories but also have higher risk profiles. Below-investment-grade securities are considered to be speculative and entail greater risk with respect to the ability of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than investment-grade securities, especially during times of weakening economic conditions or rising interest rates. These additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund's net asset value may be affected by declines in the value of below-investment-grade securities. The major risks of below-investment-grade securities include:

■

Prices of below-investment-grade securities may be subject to extreme price fluctuations, even under normal market conditions. Adverse changes in an issuer's industry and general economic conditions may have a greater impact on the prices of below-investment-grade securities than on the prices of higher-rated fixed-income securities.

14	Oppenheimer Global Multi-Alternatives Fund/VA

■

Below-investment-grade securities may be issued by less creditworthy issuers and may be more likely to default than investment-grade securities. Issuers of below-investment-grade securities may have more outstanding debt relative to their assets than issuers of investment-grade securities. Issuers of below-investment-grade securities may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

■

In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of the holders of below-investment-grade securities.

■

Below-investment-grade securities may be less liquid than higher rated fixed-income securities, even under normal market conditions. There are fewer dealers in the below-investment-grade securities market and there may be significant differences in the prices quoted by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund's securities than is the case with securities trading in a more liquid market.

■

Below-investment-grade securities typically contain redemption provisions that permit the issuer of the securities containing such provisions to redeem the securities at its discretion. If the issuer redeems below-investment-grade securities, the Fund may have to invest the proceeds in securities with lower yields and may lose income.

■

Below-investment-grade securities markets may be more susceptible to real or perceived adverse credit, economic, or market conditions than higher rated securities.

Credit Quality. The Fund may invest in securities that are rated or unrated. "Investment-grade" securities are those rated within the four highest rating categories by nationally recognized statistical rating organizations such as Moody's or Standard & Poor's (or, in the case of unrated securities, determined by the investment adviser to be comparable to securities rated investment-grade). "Below-investment-grade" securities are those that are rated below those categories, which are also referred to as "junk bonds." While securities rated within the fourth highest category by Standard & Poor's (meaning BBB+, BBB or BBB-) or by Moody's (meaning Baa1, Baa2 or Baa3) are considered "investment-grade," they have some speculative characteristics. If two or more nationally recognized statistical rating organizations have assigned different ratings to a security, the investment adviser uses the highest rating assigned.

Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Rating organizations might not change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer's ability to make timely payments on its obligations. In selecting securities for its portfolio and evaluating their income potential and credit risk, the Fund does not rely solely on ratings by rating organizations but evaluates business, economic and other factors affecting issuers as well. Many factors affect an issuer's ability to make timely payments, and the credit risk of a particular security may change over time. The investment adviser also may use its own research and analysis to assess those risks. If a bond is insured, it will usually be rated by the rating organizations based on the financial strength of the insurer. The rating categories are described in an Appendix to the Statement of Additional Information.

Unrated Securities. Because the Fund purchases securities that are not rated by any nationally recognized statistical rating organization, the investment adviser may internally assign ratings to those securities, after assessing their credit quality and other factors, in categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the investment adviser's credit analysis process is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization. Unrated securities are considered "investment-grade" or "below-investment-grade" if judged by the investment adviser to be comparable to rated investment-grade or below-investment-grade securities. The investment adviser's rating does not constitute a guarantee of the credit quality. In addition, some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that the Fund might have difficulty selling them promptly at an acceptable price.

In evaluating the credit quality of a particular security, whether rated or unrated, the investment adviser will normally take into consideration a number of factors such as, if applicable, the financial resources of the issuer, the underlying source of funds for debt service on a security, the issuer's sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation, the degree of community support for the financed facility, the capabilities of the issuer's management, and regulatory factors affecting the issuer or the particular facility.

A reduction in the rating of a security after the Fund buys it will not require the Fund to dispose of the security. However, the investment adviser will evaluate such downgraded securities to determine whether to keep them in the Fund's portfolio.

Event-Linked Securities.  The Fund may invest in "event-linked" securities (sometimes called "catastrophe" bonds) or in interests in trusts and other pooled entities that invest primarily or exclusively in event-linked securities, including entities sponsored and/or advised by the Manager or an affiliate. Event-linked securities are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. In some cases, the trigger event will not be deemed to have occurred unless it is of a certain magnitude (based on scientific readings) or causes a certain measurable amount of loss to the issuer, a particular industry group, or a reference index. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal and additional interest.

Event-linked securities may be issued by government agencies, insurance companies, reinsurers, and financial institutions, among other issuers, or special purpose vehicles associated with the foregoing. Often event-linked securities provide for extensions of maturity in order to process and audit loss claims in those cases when a trigger event has occurred or is likely to have occurred. An extension of maturity may increase a bond's volatility.

Event-linked securities may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. Lack of a liquid market may result in higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked securities are typically rated by one or more nationally recognized statistical rating organizations and the Fund will only invest in event-linked securities that meet the credit quality requirements for the Fund.

15	Oppenheimer Global Multi-Alternatives Fund/VA

Inflation-Indexed Debt Securities.

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to an identified rate of inflation. For example, the U.S. Treasury uses the Consumer Price Index as the inflation measure for Treasury Inflation-Protection Securities. If the index measuring inflation falls, the principal value of the inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to smaller principal amounts) will be reduced. If the index measuring inflation rises, both the principal value and the interest payable (calculated with respect to a larger principal amount) will increase. With respect to certain inflation-indexed bonds, instead of adjusting the bond's principal value, the inflation adjustment is reflected in the coupon payment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds with similar maturities.

     Treasury Inflation-Protection Securities. Treasury inflation-protection securities ("TIPS") are U.S. Treasury securities designed to protect against inflation. The interest rate paid on TIPS is fixed. The principal value rises or falls semi-annually based on published changes to the Consumer Price Index. If inflation occurs, the principal amount will be adjusted upwards, resulting in increased interest payments. If deflation occurs, the principal amount will be adjusted downwards, resulting in lower interest payments. The principal amount payable at maturity will be the greater of the adjusted principal amount and the original principal amount. While U.S. Treasury securities have relatively little credit risk, they are subject to price fluctuations from changes in interest rates prior to their maturity.

        Risks of Inflation-Indexed Debt Securities. If inflation declines, the principal amount or the interest rate of an inflation-indexed bond will be adjusted downward. This will result in reduced income and may result in a decline in the bond's price which could cause losses for the fund. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal or interest rate is adjusted for inflation. Inflation-indexed bonds normally will decline in price when real interest rates rise which could cause losses for the fund. A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate.

Special Considerations of Senior Loans. Typically, Senior Loans have higher recoveries than other debt obligations, because in most instances they take preference over subordinated debt obligations and common stock with respect to payment of interest and principal. However, the Fund is subject to the risk that the borrower under a Senior Loan will default on scheduled interest or principal payments. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates (which will increase the cost of the borrower's debt service as the interest rate on its Senior Loan is upwardly adjusted). The Fund may own a debt obligation of a borrower that is about to become insolvent. The Fund can also purchase debt obligations that are issued in connection with a restructuring of the borrower under bankruptcy laws.

Interest Rates. The Senior Loans in which the Fund invests have floating or adjustable interest rates. For that reason, the Sub-Adviser expects that when interest rates change, the values of Senior Loans will fluctuate less than the values of fixed-rate debt securities, and that the net asset values of the Fund's shares will fluctuate less than the shares of funds that invest mainly in fixed-rate debt obligations. However, the interest rates of some Senior Loans adjust only periodically. Between the times that interest rates on Senior Loans adjust, the interest rates on those Senior Loans may not correlate to prevailing interest rates. That will affect the value of the loans and may cause the net asset values of the Fund's shares to fluctuate.

Prepayment. The Fund has no limits as to the maturity of Senior Loans it may purchase. Senior Loans in general have a stated term of between five and seven years. However, because Senior Loans typically amortize principal over their stated life and frequently are prepaid, their average credit exposure is expected to be two to three years. Senior Loans usually have mandatory and optional prepayment provisions. If a borrower prepays a Senior Loan, the Fund will have to reinvest the proceeds in other Senior Loans or securities that may pay lower interest rates. However, prepayment and facility fees the Fund receives may help reduce any adverse impact on the Fund's yield. Because the interest rates on Senior Loans adjust periodically, the Sub-Adviser believes that the Fund should generally be able to reinvest prepayments in Senior Loans that have yields similar to those that have been prepaid.

Subordination. Senior Loans typically hold the most senior position in a borrower's capital structure. They may include loans that hold the most senior position, loans that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Sub-Adviser, in the category of senior debt of the borrower. Borrowers typically are required contractually to pay the holders of Senior Loans before they pay the holders of subordinated debt, trade creditors, and preferred or common shareholders and give the holders of Senior Loans a claim on some or all of the borrower's assets that is senior to that of subordinated debt, preferred stock and common stock of the borrower in the event that the borrower defaults or becomes bankrupt. Senior Loans are subject to the risk that a court could subordinate a Senior Loan to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans.

That senior position in the borrower's capital structure typically gives the holders of Senior Loans a claim on some or all of the borrower's assets that is senior to that of subordinated debt, preferred stock and common stock of the borrower in the event that the borrower defaults or becomes bankrupt.

Collateral. Most of the Senior Loans that the Fund will purchase will be fully collateralized with one or more of (1) working capital assets, such as accounts receivable and inventory, (2) tangible fixed assets, such as real property, buildings and equipment, (3) intangible assets such as trademarks or patents, or (4) security interests in shares of stock of the borrower or its subsidiaries or affiliates. In the case of loans to a non-public company, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. However, the value of the collateral may decline after the Fund buys the Senior Loan, particularly if the collateral consists of equity securities of the borrower or its affiliates. If a borrower defaults, insolvency laws may limit the Fund's access to the collateral, or the lenders may be unable to liquidate the collateral. A bankruptcy court might find that the collateral securing the Senior Loan is invalid or require the borrower to use the collateral to pay other outstanding obligations. If the collateral consists of stock of the borrower or its subsidiaries, the stock may lose all of its value in the event of a bankruptcy, which would leave the Fund exposed to greater potential loss.

If a borrower defaults on a collateralized Senior Loan, the Fund may receive assets other than cash or securities in full or partial satisfaction of the borrower's obligation under the Senior Loan. Those assets may be illiquid, and the Fund might not be able to realize the benefit of the assets for legal, practical or other reasons. The Fund might hold those assets until the Sub-Adviser determines it is appropriate to dispose of them. If the collateral becomes illiquid or loses some or all of its value, the collateral may not be sufficient to protect the Fund in the event of a default of scheduled interest or principal payments.

The Fund can invest in Senior Loans that are not secured by any specific collateral of the borrower. If the borrower is unable to pay interest or defaults in the payment of principal, there will be no collateral on which the Fund can foreclose. Therefore, these loans present greater

16	Oppenheimer Global Multi-Alternatives Fund/VA

risks than collateralized Senior Loans. The Fund applies the same investment and credit standards to unsecured Senior Loans as to secured Senior Loans, except for collateral requirements.

Highly Leveraged Transactions and Insolvent Borrowers. The Fund can invest in Senior Loans made in connection with highly leveraged transactions. These transactions may include operating loans, leveraged buyout loans, leveraged capitalization loans and other types of acquisition financing. Those Senior Loans are subject to greater credit risks than other Senior Loans. Highly leveraged Senior Loans and Senior Loans in default also may be less liquid than other Senior Loans. If the Fund voluntarily or involuntarily sold those types of Senior Loans, it might not receive the full value it expected. The market for illiquid securities is more volatile than the market for liquid securities and it may be more difficult to obtain accurate valuations for the Fund's investments.
     The Fund can also invest in Senior Loans of borrowers that are experiencing, or are likely to experience, financial difficulty. In addition, the Fund can invest in Senior Loans of borrowers that have filed for bankruptcy protection or that have had involuntary bankruptcy petitions filed against them by creditors. Various laws enacted for the protection of debtors may apply to Senior Loans. A bankruptcy proceeding against a borrower could delay or limit the ability of the Fund to collect the principal and interest payments on that borrower's Senior Loans. If a lawsuit is brought by creditors of a borrower under a Senior Loan, a court or a trustee in bankruptcy could take certain actions that would be adverse to the Fund. For example:

■

Other creditors might convince the court to set aside a Senior Loan or the collateralization of the loan as a "fraudulent conveyance" or "preferential transfer." In that event, the court could recover from the Fund the interest and principal payments that the borrower made before becoming insolvent. There can be no assurance that the Fund would be able to prevent that recapture.

■

A bankruptcy court may restructure the payment obligations under the Senior Loan so as to reduce the amount to which the Fund would be entitled.

■

The court might discharge the amount of the Senior Loan that exceeds the value of the collateral.

■

The court could subordinate the Fund's rights to the rights of other creditors of the borrower under applicable law.

Restrictive Loan Covenants. Borrowers must comply with various restrictive covenants typically contained in loan agreements. They may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. They may include requirements that the borrower prepay the loan with any free cash flow. A break of a covenant that is not waived by the agent bank (or the lenders) is normally an event of default that provides the agent bank or the lenders the right to call the outstanding amount on the loan. If a lender accelerates the repayment of a Senior Loan because of the borrower's violation of a restrictive covenant under the loan agreement, the borrower might default in payment of the loan.
Limited Secondary Market for Senior Loans. Due to restrictions on transfers in loan agreements and the nature of the private syndication of Senior Loans, some Senior Loans are not as easily purchased or sold as publicly-traded securities. As a result, some Senior Loans are illiquid, which means that the Fund may be limited in its ability to sell those Senior Loans at an acceptable price when it wants to in order to generate cash, avoid losses or to meet repurchase requests.
Possible Limited Availability of Senior Loans. Direct investments in Senior Loans and, to a lesser degree, investments in participation interests in or assignments of Senior Loans may be limited. The limited availability may be due to a number of factors. Direct lenders may allocate only a small number of Senior Loans to new investors, including the Fund. There may be fewer loans available for investment that meet the Fund's credit standards, particularly in times of economic downturns. Also, lenders or agents may have an incentive to market the less desirable Senior Loans to investors such as the Fund while retaining attractive loans for themselves. This would reduce the amount of attractive investments for the Fund. If market demand for Senior Loans increases, the interest paid by Senior Loans that the Fund holds may decrease.

Delayed Settlement. Compared to securities and to certain other types of financial assets, purchases and sales of Senior Loans take relatively longer to settle. This is partly due to the nature of Senior Loans, which require a written assignment agreement and various ancillary documents for each transfer, and frequently require discretionary consents from both the borrower and the administrative agent. In addition, recent regulatory changes have increasingly caused dealers to insist on matching their purchases and sales, which can lead to delays in the Fund's settlement of a purchase or sale in circumstances where the dealer's corresponding transaction with another party is delayed. Dealers will also sometimes sell Senior Loans short, and hold their trades open for an indefinite period while waiting for a price movement or looking for inventory to purchase.
This extended settlement process can (i) increase the counterparty credit risk borne by the Fund; (ii) leave the Fund unable to timely vote, or otherwise act with respect to, Senior Loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a Senior Loan; (iv) inhibit the Fund's ability to re-sell a Senior Loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences.

Floating or Adjustable Rate Loans. The Senior Loans the Fund invests in are "floating" or adjustable rate loans. The base rate usually is a benchmark that "floats" or changes to reflect current interest rates, such as:

■

the prime rate offered by one or more major U.S. banks (referred to as the "Prime Rate"), or

■

the London Inter-Bank Offered Rate ("LIBOR").

The applicable rate is defined in the loan agreement. Borrowers tend to select the base lending rate that results in the lowest interest cost, and the rate selected may change from time to time. If the benchmark interest rate on a Senior Loan changes, the rate payable to lenders under the Senior Loan will, in turn, change at the next scheduled adjustment date. If the benchmark rate increases, the Fund would earn interest at a higher rate on that Senior Loan after the next scheduled adjustment date. If the benchmark rate decreases, the Fund would earn interest at a lower rate on that Senior Loan after the next scheduled adjustment date.
     Interest rates may adjust daily, monthly, quarterly, semi-annually or annually. The Fund may use interest rate swap agreements and other hedging practices to shorten the effective interest rate adjustment period of a Senior Loan.

Recourse. When the Fund invests in loans as an original lender it will have direct recourse against the borrower in the event of a failure to pay scheduled principal or interest. When it purchases a loan by assignment, it typically succeeds to whatever rights the assigning lender had under the loan agreement, which may provide that the Fund can enforce the terms of the agreement and may provide that the Fund may have rights with respect to any funds acquired by the borrower's other lenders. When the Fund buys a Participation Interest, it

17	Oppenheimer Global Multi-Alternatives Fund/VA

assumes the credit risk of both the borrower and the lender selling the Participation Interest. Therefore, the Fund's rights under a participation interest for a particular loan may be more limited than the rights of the original lender or an investor who acquires an assignment of that loan. The Fund generally will have no right of direct recourse against the borrower or ability to otherwise directly enforce the terms of the loan agreement.
Participation Interests. The Fund may act as one of the original lenders originating a Senior Loan, or it may purchase assignments of interests in Senior Loans, or it may invest in participation interests in Senior Loans. Participation interests represent an undivided fractional interest in a loan. They are typically purchased from banks or dealers that have made the loan or are members of the loan syndicate.
Credit Quality Standards for Senior Loans. Rating organizations, such as S&P or Moody's, rate debt obligations by rating the issuer, after evaluating the issuer's financial soundness. Generally, the lower the investment rating, the more risky the investment. Debt securities rated below "BBB-" by S&P or "Baa3" by Moody's are commonly referred to as "high risk" securities or, in the case of bonds, "junk bonds." Senior Loans rated "B" are below investment grade and are regarded by rating organizations as predominantly speculative with respect to the borrower's ability to repay interest and principal when due over a long period. While securities rated Baa by Moody's or BBB by S&P are considered to be "investment grade," they have some speculative characteristics.
     The Fund may invest in Senior Loans that are rated both investment grade and below-investment grade by different rating organizations. An apppendix to the Fund's Statement of Additional Information includes the definitions of the rating categories of the principal rating organizations.

Investments in Pooled Investment Entities that Invest in Loans. The Fund can also buy interests in trusts and other pooled entities (including other investment companies) that invest primarily or exclusively in loan obligations, including entities sponsored or advised by the Manager or an affiliate. The Fund will be subject to the pooled entity's credit risks as well as the credit risks of the underlying loans. The loans underlying these investments may include loans to foreign or U.S. borrowers, may be collateralized or uncollateralized and may be rated investment grade or below or may be unrated.

These investments are subject to the risk of default by the borrower, interest rate and prepayment risk, as well as credit risks of the pooled entity that holds the loan obligations.

U.S. Government Securities. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. Some of those securities are directly issued by the U.S. Treasury and are backed by the full faith and credit of the U.S. government. "Full faith and credit" means that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security.

Some securities issued by U.S. government agencies, such as Government National Mortgage Association pass-through mortgage obligations ("Ginnie Maes"), are also backed by the full faith and credit of the U.S. government. Others are supported by the right of the agency to borrow an amount from the U.S. government (for example, "Fannie Mae" bonds issued by the Federal National Mortgage Association and "Freddie Mac" obligations issued by the Federal Home Loan Mortgage Corporation). Others are supported only by the credit of the agency (for example, obligations issued by the Federal Home Loan Banks). In September 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation into conservatorship. The U.S. Treasury also entered into a secured lending credit facility with those companies and a preferred stock purchase agreement. Under the preferred stock purchase agreement, the Treasury ensures that each company maintains a positive net worth.

     U.S. Treasury Securities. Treasury securities are backed by the full faith and credit of the United States for payment of interest and repayment of principal and have relatively little credit risk. Some of the securities that are issued directly by the U.S. Treasury are: Treasury bills (having maturities of one year or less when issued), Treasury notes (having maturities of from one to ten years when issued), Treasury bonds (having maturities of more than ten years when issued) and Treasury Inflation-Protection Securities ("TIPS"). While U.S. Treasury securities have little credit risk, prior to their maturity they are subject to price fluctuations from changes in interest rates.

     Mortgage-Related Government Securities. Mortgage-related government securities include interests in pools of residential or commercial mortgages, in the form of "pass-through" mortgage securities. They may be issued or guaranteed by the U.S. government or its agencies and instrumentalities. Mortgage-related U.S. government securities may be issued in different series, each having different interest rates and maturities.

Mortgage-related securities that are U.S. government securities have collateral to secure payment of interest and principal. The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S. government agency. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the rate of payments of the underlying mortgages and are subject to prepayment and extension risks.

Private-Issuer Securities. The Fund can also invest in securities issued by private issuers, such as corporations, banks, savings and loans, and other entities, including mortgage-related securities. Securities issued by private issuers are subject to greater credit risks than U.S. government securities.

     Mortgage-Related Private Issuer Securities. Primarily these investments include multi-class debt or pass-through certificates secured by mortgage loans, which may be issued by banks, savings and loans, mortgage bankers and other non-governmental issuers.  Private-issuer mortgage-backed securities may include loans on residential or commercial properties.

Mortgage-related securities, including collateralized mortgage obligations ("CMOs"), issued by private issuers are not U.S. government securities, which makes them subject to greater credit risks. Private issuer securities are subject to the credit risks of the issuers as well as to interest rate risks, although in some cases they may be supported by insurance or guarantees. The prices and yields of private issuer mortgage-related securities are also subject to prepayment and extension risk. The market for private-issuer mortgage-backed securities may be volatile at times and may be less liquid than the markets for other types of securities.

Asset-Backed Securities.  Asset-backed securities are fractional interests in pools of loans, receivables or other assets. They are issued by trusts or other special purpose vehicles and are collateralized by the loans, receivables or other assets that make up the pool. The trust or other issuer passes the income from the underlying asset pool to the investor. Neither the Fund nor the Sub-Adviser selects the loans, receivables or other assets that are included in the pools or the collateral backing those pools. Asset-backed securities are subject to

18	Oppenheimer Global Multi-Alternatives Fund/VA

interest rate risk and credit risk. These securities are subject to the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool. Certain asset-backed securities are subject to prepayment and extension risks.

Foreign Investing. The Fund may buy stocks, other equity securities and debt securities of issuers that are organized under the laws of a foreign country or that have a substantial portion of their operations or assets in a foreign country or countries, or that derive a substantial portion of their revenue or profits from businesses, investments or sales outside of the United States. The Fund may also invest in foreign securities that are represented in the United States securities markets by American Depository Receipts ("ADRs") or similar depository arrangements. The Fund also can invest in emerging markets, which have greater risks than developed markets. Debt securities issued by a foreign government may not be supported by the "full faith and credit" of that government.

Risks of Foreign Investing. Securities traded in foreign markets often involve special risks not present in U.S. investments that can increase the chances the Fund will lose money. Additional information regarding certain of the risks associated with foreign investing is provided below.

■

Foreign Market Risk. If there are fewer investors in a particular foreign market, securities traded in that market may be less liquid and more volatile than U.S. securities and more difficult to price. Foreign markets may also be subject to delays in the settlement of transactions and difficulties in pricing securities. If the Fund is delayed in settling a purchase or sale transaction, it may not receive any return on the invested assets or it may lose money if the value of the security declines. It may also be more expensive for the Fund to buy or sell securities in certain foreign markets than in the United States, which may increase the Fund's expense ratio.

■

Foreign Economy Risk. Foreign economies may be more vulnerable to political or economic changes than the U.S. economy. They may be more concentrated in particular industries or may rely on particular resources or trading partners to a greater extent. Certain foreign economies may be adversely affected by shortages of investment capital or by high rates of inflation. Changes in economic or monetary policy in the U.S. or abroad may also have a greater impact on the economies of certain foreign countries.

■

Foreign Governmental and Regulatory Risks. Foreign companies may not be subject to the same accounting and disclosure requirements as U.S. companies. As a result there may be less accurate information available regarding a foreign company's operations and financial condition. Foreign companies may be subject to capital controls, nationalization, or confiscatory taxes. There may be less government regulation of foreign issuers, exchanges and brokers than in the United States. Some countries also have restrictions that limit foreign ownership and may impose penalties for increases in the value of the Fund's investment. The value of the Fund's foreign investments may be affected if it experiences difficulties in enforcing legal judgments in foreign courts.

■

Foreign Currency Risk. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. If the U.S. dollar rises in value against a foreign currency, a security denominated in that currency will be worth less in U.S. dollars and if the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency will be worth more in U.S. dollars. The dollar value of foreign investments may also be affected by exchange controls. Foreign currency exchange transactions may impose additional costs on the Fund. The Fund can also invest in derivative instruments linked to foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of derivatives linked to that foreign currency. The Sub-Adviser's selection of foreign currency denominated investments may not perform as expected. Currency derivative investments may be particularly volatile and subject to greater risks than other types of foreign-currency denominated investments.

■

Foreign Custody Risk. There may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. There may also be an increased risk of loss of portfolio securities.

■

Time Zone Arbitrage. If the Fund invests a significant amount of its assets in foreign securities, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the New York Stock Exchange that day, when the Fund's net asset value is calculated. If such time zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Fund's use of "fair value pricing" under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Sub-Adviser and the Board believe to be their fair value, may help deter those activities.

■

Globalization Risks. The growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the United States or abroad, or a slowdown in the U.S. economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries.

■

Regional Focus. At times, the Fund might increase the relative emphasis of its investments in a particular region of the world. Securities of issuers in a region might be affected by changes in economic conditions or by changes in government regulations, availability of basic resources or supplies, or other events that affect that region more than others. If the Fund has a greater emphasis on investments in a particular region, it may be subject to greater risks from adverse events that occur in that region than a fund that invests in a different region or that is more geographically diversified. Political, social or economic disruptions in the region may adversely affect the values of the Fund's holdings.

Risks of Developing and Emerging Markets. Investments in developing and emerging market countries are subject to all the risks associated with foreign investing, which may be greater for such investments. Investments in securities of issuers in developing or emerging market countries may be considered speculative. Additional information regarding certain of the risks associated with investing in developing and emerging markets is provided below.

■

Less Developed Securities Markets. Developing or emerging market countries may have less well-developed securities markets and exchanges. Consequently they have lower trading volume than the securities markets of more developed countries and may be substantially less liquid than those of more developed countries.

■

Transaction Settlement . Settlement procedures in developing or emerging markets may differ from those of more established securities markets, and settlement delays may result in the inability to invest assets or to dispose of portfolio securities in a timely manner. As a

19	Oppenheimer Global Multi-Alternatives Fund/VA

result there could be subsequent declines in the value of the portfolio security, a decrease in the level of liquidity of the portfolio or, if there is a contract to sell the security, a possible liability to the purchaser.

■

Price Volatility. Securities prices in developing or emerging markets may be significantly more volatile than is the case in more developed nations of the world, which may lead to greater difficulties in pricing securities.

■

Less Developed Governments and Economies. The governments of developing or emerging market countries may be more unstable than the governments of more developed countries. In addition, the economies of developing or emerging market countries may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Developing or emerging market countries may be subject to social, political, or economic instability. Further, the value of the currency of a developing or emerging market country may fluctuate more than the currencies of countries with more mature markets.

■

Government Restrictions. In certain developing or emerging market countries, government approval may be required for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. Other government restrictions may include confiscatory taxation, expropriation or nationalization of company assets, restrictions on foreign ownership of local companies, protectionist measures, and practices such as share blocking.

■

Privatization Programs. The governments in some developing or emerging market countries have been engaged in programs to sell all or part of their interests in government-owned or controlled enterprises. However, in certain developing or emerging market countries, the ability of foreign entities to participate in privatization programs may be limited by local law. There can be no assurance that privatization programs will be successful.

Risks of Sovereign Debt. Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of such sovereign debt may be collected. A restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, a flight to quality debt instruments, disruptions in common trading markets or unions, reduced liquidity, increased volatility, and heightened financial sector, foreign securities and currency risk, among others. Sovereign debt securities issued by certain "supra-national" entities, such as World Bank, are subject to the risk that the supra-national entity is unable to repay its borrowings and that the governmental members of such supra-national entity is unable or unwilling to make capital contributions to enable the supra-national entity to do so.

     Eurozone Investment Risks. The European Union (EU) is an economic and political union of most western European countries and a growing number of eastern European countries. One of the key mandates of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency and a common trade policy. In order to pursue this goal, member states established the Economic and Monetary Union (EMU), which sets out different stages and commitments that member states need to follow to achieve greater economic and monetary policy coordination, including the adoption of a single currency, the euro. Many member states have adopted the euro as their currency and, as a result, are subject to the monetary policies of the European Central Bank (ECB).
     The recent global economic crisis has caused severe financial difficulties for many EU countries, pushing some to the brink of insolvency and causing others to experience recession, large public debt, restructuring of government debt, credit rating downgrades and an overall weakening of banking and financial sectors. Some of those countries have depended on, and may continue to be dependent on, the assistance from others such as the ECB, the International Monetary Fund, or other governments and institutions to address those issues. Failure by one or more EU countries to implement reforms or attain a certain performance level imposed as a condition of assistance, or an insufficient level of assistance, could deepen or prolong the economic downturn which could have a significant adverse effect on the value of investments in those and other European countries. By adopting the euro as its currency, members of the EMU are subject to fiscal and monetary controls that could limit to some degree the ability to implement their own economic policies. Additionally, EMU member countries could voluntarily abandon the euro or involuntarily be forced out of the euro, including by way of a partial or complete dissolution of the monetary union. The effects of such outcomes on the rest of the Eurozone and global markets as a whole are unpredictable, but are likely to be negative, including adversely impacted market values of Eurozone and various other securities and currencies, redenomination of certain securities into less valuable local currencies, and more volatile and illiquid markets. Under such circumstances, investments denominated in euros or replacement currencies may be difficult to value, the ability to operate an investment strategy in connection with euro-denominated securities may be significantly impaired and the value of euro-denominated investments may decline significantly and unpredictably.

Long/Short Holdings. The Fund will generally take long positions in investments that the manager believes to be undervalued and if fundamentals are improving, and short positions in investments that the manager believes to be overvalued or in which fundamentals are eroding. The Fund's overall long or short positioning can vary based on market conditions, and the Fund may take both long and short positions simultaneously. Under certain conditions, even if the value of the Fund's long positions are rising, this could be offset by declining values of the Fund's short positions. Conversely, it is possible that rising values of the Fund's short positions could be offset by declining values of the Fund's long positions. In either scenario the Fund may experience losses. In a market where the value of both the Fund's long and short positions are declining, the Fund may experience substantial losses.

Short Sales. The Fund may make short sales of securities, either as a hedge against the potential decline in value of a security that the Fund owns or to realize appreciation when a security that the Fund does not own declines in value. To effect a short sale, the Fund will borrow the security that it desires to short from a broker and then sell the security. While the Fund is borrowing the security, it will generally pay a fee to the lending broker and reimburse the broker for any dividends or other income paid on the security. Additionally, regulations require that the Fund provide collateral to the lending broker to secure its obligation to return the borrowed security. The Fund is obligated to purchase the security at a later date in order to return it to the lending broker. The Fund would realize a gain on the transaction if the price at which it sold the security short was higher than the price at which it repurchased the security plus the costs of borrowing the security and any other transaction costs.

20	Oppenheimer Global Multi-Alternatives Fund/VA

     Risks of Short Sales. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases between the date of the short sale and the date on which the Fund closes the short position. A short sale of a security creates the risk of an unlimited loss, since the price of the security sold short could theoretically increase without limit. Purchasing securities previously sold short to close out a short position can itself cause the price of the securities to rise further, thereby increasing the loss. Further, there is no assurance that a security the Fund needs to buy to cover a short position will be available for purchase at a reasonable price. Short sales may cause a higher portfolio turnover rate and increase the Fund's brokerage and other transaction expenses. Short selling is considered a speculative investment practice.

Arbitrage Risk. The Fund can invest in securities in order to take advantage of a perceived relationship between the value of two securities present. Securities purchased or sold short pursuant to such a strategy may not perform as intended, which may result in a loss to the Fund. Additionally, issuers of a security purchased pursuant to such a strategy are often engaged in significant corporate events, such as restructurings, acquisitions, mergers, takeovers, tender offers or exchanges, or liquidations. Such events may not be completed as initially planned or expected, or may fail.

Derivative Investments. The Fund may at times invest in "derivative" instruments. A derivative is an instrument whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may allow the Fund to increase or decrease its exposure to certain markets or risks for hedging purposes or to seek investment return.

Options, futures, forward contracts, swaps and "structured" notes are some of the derivatives that the Fund may use.  The Fund may also use other types of derivatives that are consistent with its investment strategies or for hedging purposes.

"Structured" Notes. "Structured" notes are specially-designed derivative debt instruments. The terms of the instrument may be determined or "structured" by the purchaser and the issuer of the note. Payments of principal or interest on these notes may be linked to the value of an index (such as a currency or securities index), one or more securities, a commodity or the financial performance of one or more obligors. The value of these notes will normally rise or fall in response to the changes in the performance of the underlying security, index, commodity or obligor.

     Risks of "Structured" Notes. Structured notes are subject to interest rate risk. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or obligor. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult to value them or sell them at an acceptable price. In some cases, the Fund may enter into agreements with an issuer of structured notes to purchase a minimum amount of those notes over time.

     Put and Call Options. The Fund may buy and sell call and put options on futures contracts (including commodity futures contracts), commodity indices, financial indices, securities indices, currencies, financial futures, swaps and securities. A call option gives the buyer the right, but not the obligation, to purchase an underlying asset at a specified (strike) price. A put option gives the buyer the right, but not the obligation, to sell an underlying asset at a specified price. Options may be traded on a securities or futures exchange or over-the-counter. Options on commodity futures contracts are traded on the same exchange on which the underlying futures contract is listed. The Fund may purchase and sell options on commodity futures listed on U.S. and foreign futures exchanges.

The Fund may sell call options if they are "covered." That means that while the call option is outstanding, the Fund must either own the security subject to the call, or, for certain types of call options, identify liquid assets on its books that would enable it to fulfill its obligations if the option were exercised. The Fund has no limit on the amount of its total assets that may be subject to covered calls. The Fund may also sell put options. The Fund must identify liquid assets to cover any put options it sells.

     Risks of Options. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying investment at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying investment at a disadvantageous price. If the Fund sells a call option on an investment that the Fund owns (a "covered call") and the investment has increased in value when the call option is exercised, the Fund will be required to sell the investment at the call price and will not be able to realize any of the investment's value above the call price. Options may involve economic leverage, which could result in greater price volatility than other investments.

Futures Contracts. The Fund can buy and sell futures contracts, including financial futures contracts, currency futures contracts and commodities futures contacts. Futures contracts are agreements in which one party agrees to buy an asset from the other party at a later date at a price and quantity agreed-upon when the contract is made. Futures contracts are traded on futures exchanges, which offer a central marketplace in which to originate futures contracts and clear trades in a secondary market. Futures exchanges also provide standardization of expiration dates and contract sizes. Buyers of futures contracts do not own the underlying asset or commodity unless they decide to accept delivery at the expiration of the contract. Delivery of the underlying commodity to satisfy a commodity futures contract rarely occurs and buyers typically close-out their positions before expiration. Financial futures contracts are standardized commitments to either purchase or sell designated financial instruments at a future date for a specified price, and may be settled in cash or through delivery of the underlying instrument. Generally, the Fund expects to satisfy or offset the delivery obligations under a futures contract by taking an equal but opposite position in the futures market in the same underlying instrument. The Fund's investments in futures contracts may involve substantial risks.

     Risks of Futures Contracts. The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.

Forward Contracts. Forward contracts are foreign currency exchange contracts that are used to buy or sell foreign currency for future delivery at a fixed price. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may use forward contracts to try to protect against declines in the U.S. dollar value of foreign securities that it owns and against increases in the dollar cost of foreign securities it anticipates buying. Although forward

21	Oppenheimer Global Multi-Alternatives Fund/VA

contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases. Forward contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

     Risks of Forward Contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. Investments in forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transaction costs.

Credit Default Swaps. A credit default swap enables an investor to buy or sell protection against a credit event with respect to an issuer, such as an issuer's failure to make timely payments of interest or principal on its debt obligations, bankruptcy or restructuring. A credit default swap may be embedded within a structured note or other derivative instrument.

Generally, if the Fund buys credit protection using a credit default swap, the Fund will make fixed payments to the counterparty and if a credit event occurs with respect to the applicable issuer, the Fund will deliver the issuer's defaulted bonds underlying the swap to the swap counterparty and the counterparty will pay the Fund par for the bonds. If the Fund sells credit protection using a credit default swap, generally the Fund will receive fixed payments from the counterparty and if a credit event occurs with respect to the applicable issuer, the Fund will pay the swap counterparty par for the issuer's defaulted bonds and the swap counterparty will deliver the bonds to the Fund. Alternatively, a credit default swap may be cash settled and the buyer of protection would receive the difference between the par value and the market value of the issuer's defaulted bonds from the seller of protection. If the credit default swap is on a basket of issuers, the notional value of the swap is reduced by the amount represented by that issuer, and the fixed payments are then made on the reduced notional value.

         Risks of Credit Default Swaps. Credit default swaps are subject to credit risk of the underlying issuer and to counterparty credit risk. If the counterparty fails to meet its obligations, the Fund may lose money. Credit default swaps are also subject to the risk that the Fund will not properly assess the risk of the underlying issuer. If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. If the Fund is buying credit protection, there is a risk that no credit event will occur and the Fund will receive no benefit for the premium paid.

Total Return Swaps. In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or asset or basket of securities or assets or a non-asset reference such as a securities or other type of index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference.

     Risks of Total Return Swaps. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.

Interest Rate Swaps.  In an interest rate swap, the Fund and another party exchange their rights to receive interest payments. For example, they might swap the right to receive floating rate payments based on a reference interest rate for the right to receive fixed rate payments. An interest rate swap enables an investor to buy or sell protection against changes in an interest rate. An interest rate swap may be embedded within a structured note or other derivative instrument.

       Risks of Interest Rate Swaps. Interest rate swaps are subject to interest rate risk and credit risk. An interest rate swap transaction could result in losses if the underlying asset or reference does not perform as anticipated. Interest rate swaps are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.

Volatility Swap Contracts. Volatility is a measure of the magnitude of fluctuations in the value of a security, currency, index or other financial instrument over a specified period of time. The Fund may enter into types of volatility swaps to hedge the volatility of a particular security, currency, index or other financial instrument, or to seek to increase its investment return. In volatility swaps, counterparties agree to buy or sell volatility at a specific level over a fixed period. For example, to hedge the risk that the value of an asset held by the Fund may fluctuate significantly over the Fund's period of investment, the Fund might enter into a volatility swap pursuant to which it will receive a payment from the counterparty if the actual volatility of the asset over a specified time period is greater than a volatility rate agreed at the outset of the swap. Alternatively, if the Sub-Adviser believes that a particular security, currency, index or other financial instrument will demonstrate more (or less) volatility over a period than the market's general expectation, to seek to increase investment return the Fund might enter into a volatility swap pursuant to which it will receive a payment from the counterparty if the actual volatility of that underlying instrument over the period is more (or less) than the volatility rate agreed at the outset of the swap.

     Risks of Volatility Swaps. Volatility swaps are subject to credit risks (if the counterparty fails to meet its obligations), and the risk that the Sub-Adviser is incorrect in its forecast of volatility for the underlying security, currency, index or other financial instrument that is the subject of the swap.  If the Sub-Adviser is incorrect in its forecast, the Fund would likely be required to make a payment to the counterparty under the swap. Volatility swaps can have the potential for unlimited losses.

Swap Transactions. Under financial reform legislation currently being implemented, certain types of swaps are (or soon will be) required to be executed on a regulated market and/or cleared through a clearinghouse, which may affect counterparty risk and other risks faced by the Fund, and could result in increased margin requirements and costs for the Fund. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or may be centrally cleared. In a cleared swap, immediately following execution of the swap agreement, the swap agreement is submitted for clearing to a clearing house, and the Fund faces the clearinghouse by means of a Fund account with a futures commission merchant that is a member of the clearinghouse. Because the regulations regarding centrally cleared swaps have not yet been fully implemented, the scope of potential risks, including risks relating to the use of clearinghouses and futures commission merchants, is unclear.

22	Oppenheimer Global Multi-Alternatives Fund/VA

Hedging. Hedging transactions are intended to reduce the risks of securities in the Fund's portfolio. If the Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, however, the hedge might be unsuccessful or could reduce the Fund's return or create a loss.

     Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. The underlying security, obligor or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. For some derivatives, it is possible to lose more than the amount invested in the derivative investment. In addition, some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and may increase portfolio turnover. Derivatives are subject to credit risk, since the Fund may lose money on a derivative investment if the issuer or counterparty fails to pay the amount due. As a result of these risks, the Fund could realize little or no income or lose money from the investment, or the use of a derivative for hedging might be unsuccessful.

In addition, under financial reform legislation currently being implemented, certain over-the-counter derivatives, including certain interest rate swaps and certain credit default swaps, are (or soon will be) required to be executed on a regulated market and/or cleared through a clearinghouse, which may result in increased margin requirements and costs for the Fund. It is unclear how these regulatory changes will affect counterparty risk, and entering into a derivative transaction that is cleared may entail further risks and costs, including the counterparty risk of the clearinghouse and the futures commission merchant through which the Fund accesses the clearinghouse.

     Risks of Leverage. Certain derivatives and other investments of the Fund involve a degree of leverage. Generally, leverage may occur when, in return for the potential to realize higher gain, an investment exposes the investor to a risk of loss that exceeds the amount invested. The Fund's use of an economically leveraged derivative may provide the potential for investment gain or loss that may be several times greater than the change in value of the underlying security, asset, interest rate, index or currency upon which such derivative is based, which may result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. If the Fund uses derivatives for leverage, its share price will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of its investments.

The Fund is subject to legal requirements, applicable to all mutual funds, that are designed to reduce the effects of any leverage created by the use of derivative instruments. Under these requirements, the Fund must identify liquid assets (sometimes referred to as "asset segregation") or engage in other measures, with regard to its derivative instruments.

Commodity-Linked Derivatives. A commodity-linked derivative is a derivative instrument whose value is linked to the price movement of a commodity, commodity index, or commodity option or futures contract. The value of some commodity-linked derivatives may be based on a multiple of those price movements. The Fund is subject to legal requirements, applicable to all mutual funds, that are designed to reduce the effects of any leverage created by the use of derivative instruments.

Commodity-Linked Notes. A commodity-linked note is a derivative instrument that has characteristics of both a debt security and a commodity-linked derivative. It typically makes interest payments like a debt security and at maturity the principal payment is linked to the price movement of a commodity, commodity index, or commodity option or futures contract. Commodity-linked notes are typically issued by a bank, other financial institution or a commodity producer, and the Fund negotiates with the issuer to obtain specific terms and features that are tailored to the Fund's investment needs.

Commodity-linked notes may be principal-protected, partially-protected, or offer no principal protection. A principal-protected commodity-linked note means that the issuer will pay, at a minimum, the par value of the note at maturity. With a partially-protected or no-principal-protection commodity-linked note, the Fund may receive at maturity an amount less than the note's par value if the commodity, index or other economic variable value to which the note is linked declines over the term of the note.

     Risks of Commodity-Linked Investments. Investments linked to the prices of commodities are considered speculative. The commodity-linked instruments in which the Fund invests have substantial risks, including risk of loss of a significant portion of their principal value. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods due to a variety of factors, including: changes in supply and demand relationships, weather, agriculture, fiscal and exchange control programs, disease, pestilence, and international economic, political, military and regulatory developments. These events might have less impact on the values of stocks and bonds and can make commodity-linked investments more volatile than other types of investments.

Commodity markets are also subject to temporary distortions and other disruptions due to lack of liquidity, the participation of speculators, and government regulation, among other factors. U.S. futures exchanges and some foreign exchanges limit the amount of fluctuation in futures contract prices that may occur in a single business day (generally referred to as "daily price fluctuation limits"). The maximum or minimum price of a contract as a result of these limits is referred to as a "limit price." If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices may have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices and could adversely affect the value of commodity-linked investments.

Commodities Regulatory Risk. The Commodity Futures Trading Commission (the "CFTC") adopted certain regulatory changes that will subject the Manager to certain CFTC disclosure, reporting and recordkeeping requirements with respect to its management of the Fund if the Fund does not operate within certain derivatives trading and marketing limitations. Compliance with these additional registration and regulatory requirements could be expected to increase the Fund's expenses. Consistent with the Fund's principal investment strategy, the Manager intends to maintain the flexibility to utilize certain derivatives beyond the trading limitations provided under the new CFTC rules, and the Fund will likely not qualify for a regulatory exemption.

Investments in the Fund's Wholly-Owned Subsidiary. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts), and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions.
     Investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code ("Subchapter M"). Subchapter M requires, among other things, that at least 90% of the Fund's gross income be derived from securities or derived with respect to its business of investing in securities

23	Oppenheimer Global Multi-Alternatives Fund/VA

(typically referred to as "qualifying income"). Income from certain of the commodity-linked derivatives in which the Fund invests may not be treated as "qualifying income" for purposes of the 90% income requirement.
     The Internal Revenue Service has indicated that the granting of private letter rulings, to confirm that income from the Fund's investment in the Subsidiary would constitute "qualifying income" for purposes of Subchapter M, is currently suspended pending further internal discussion. As a result, there is a risk that the Internal Revenue Service could assert that the annual net profit realized by the Subsidiary and imputed for income tax purposes to the Fund will not be considered "qualifying income" for purposes of the Fund remaining qualified as a regulated investment company for federal income tax purposes. Also, there can be no assurance that the Internal Revenue Service will not change its position with respect to some or all of these issues or if the Internal Revenue Service did so, that a court would not uphold the Internal Revenue Service's position. If the Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, it would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income, and the Fund could be required to pay substantial taxes, penalties and interest and to make substantial distributions, in order to re-qualify for such special treatment.

Investments in Real Estate Securities. The Fund may invest in shares of real estate investment trusts (REITs), real estate operating companies (REOCs) and other real estate related securities. REITs can generally be classified as Equity REITs, Mortgage REITs or Hybrid REITs.

■

Equity REITs. Equity REITs are companies that primarily invest in real property and derive income mainly from the collection of rents. Equity REITs may also realize capital gains by investing in and selling properties that have appreciated in value.

■

Mortgage REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

■

Hybrid REITs. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

Because the Fund can invest in the real estate industry, its performance may be linked to the performance of the real estate markets. Property values or revenues from real estate investments may fall due to many different factors, including: disruptions to real estate sales markets, increased vacancies or declining rents, negative economic developments affecting businesses or individuals, increased real estate operating costs, lower real estate demand, oversupply, obsolescence, competition, uninsured casualty losses, condemnation losses, environmental liabilities, the failure of borrowers to repay loans in a timely manner, changes in prevailing interest rates or rates of inflation, lack of available credit or changes in federal or state taxation policies affecting real estate. The price of a real estate company's securities may also drop because of dividend reductions, lowered credit ratings, poor company management, or other factors that affect companies in general. Smaller REIT companies may be subject to greater risks than larger REIT companies. The Fund's investments in real estate securities could cause it to perform poorly during a downturn in that industry.

Real Estate Operating Companies.

A REOC is similar to a REIT in that both may own and operate commercial and other real estate properties or make other real estate investments. A REOC has not elected to be taxed as a REIT, however. As a result, a REOC has fewer restrictions on its investments and does not typically pay any specific level of income. A REOC may reinvest all of its cash flow from operations back into the company which allows it to, for example, finance acquisitions and development projects to grow its business. REOCs do not benefit from the favorable tax treatment that is accorded to REITs, however.

Smaller Real Estate Companies. The Fund may invest in securities of real estate companies of any size, including those with smaller market capitalizations. Smaller real estate companies may be either established or newer companies. While smaller companies might offer greater opportunities for gains than larger companies, they also involve greater risk of loss. They may be more sensitive to changes in a company's earnings expectations and may experience more abrupt and erratic price movements. Smaller companies' securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Buy and sell transactions in a smaller company's stock could have a greater impact on the stock's price than it would on a larger company's stock. Smaller real estate companies may have more limited access to financial resources and may lack liquidity in a declining market. They may have unseasoned management or less depth in management skill than larger, more established companies. Smaller real estate companies may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business.

Investments in Mining Securities and Metal Investments. The Fund may invest directly in, or indirectly through the Subsidiary or by means of derivative instruments, securities issued by companies that are involved in mining or processing or dealing in gold or other metals or minerals. These securities are described as "Mining Securities." The Fund may also invest up to 10% of its total assets in gold or silver bullion, in other precious metals, in metals naturally occurring with precious metals, in certificates representing an ownership interest in those metals, and in gold or silver coins. These investments are referred to as "Metal Investments." While the Fund may hold gold or silver coins that have an active, quoted trading market, it will not hold them for their value as "collectibles." The Fund's investment in Gold ETFs is subject to this investment restriction.

     Risks of Investments in Mining Securities and Metal Investments. Investments in Mining Securities and Metal Investments involve additional risks and considerations not typically associated with other types of investments: (1) the risk of substantial price fluctuations of gold and precious metals; (2) the concentration of gold supply is mainly in five territories (South Africa, Australia, the Commonwealth of Independent States (the former Soviet Union), Canada and the United States), and the prevailing economic and political conditions of these countries may have a direct effect on the production and marketing of gold and sales of central bank gold holdings; (3) unpredictable international monetary policies, economic and political conditions; (4) possible U.S. governmental regulation of Metal Investments, as well as foreign regulation of such investments; and (5) possible adverse tax consequences for the Fund in making Metal Investments, if it fails to qualify as a "regulated investment company" under the Internal Revenue Code.

To the extent the Fund invests in gold or silver bullion, it will earn no income. However, the Fund may realize gains as a result of the sale of those investments after an appreciation in the market price and such investments may incur higher storage and custody costs as compared to purchasing, holding and selling more traditional investments.

24	Oppenheimer Global Multi-Alternatives Fund/VA

Investments in metals entail the risk that the Fund might not qualify as a "regulated investment company," under the Internal Revenue Code because any gains from the sale of those investments would not constitute "qualifying income" under Subchapter M of the Code. As explained further under "Investments in the Fund's Wholly-Owned Subsidiary" in this prospectus, Subchapter M requires, among other things, that at least 90% of the Fund's gross income be derived from qualifying sources. The "Taxes" section in this prospectus and "Distributions and Taxes" section in the Statement of Additional Information provides additional information about the Fund's tax implications.

Investing in Gold ETFs. Shares of Gold ETFs generally represent units of fractional undivided beneficial interests in a trust. The shares are intended to reflect the performance of the price of gold bullion. Because a Gold ETF has operating expenses and transaction and other costs (including storage and insurance costs) while the price of gold bullion does not, a Gold ETF will sell gold from time to time to pay expenses. This will reduce the amount of gold represented by each Gold ETF share, irrespective of whether the trading price of the shares rises or falls in response to changes in the price of gold. An investment in a Gold ETF is subject to all of the risks of investing directly in gold bullion, including tax risks. In addition, the market value of the shares of the Gold ETF may differ from their net asset value because the supply and demand in the market for shares of the Gold ETF at any point in time is not always identical to the supply and demand in the market for the underlying assets. Gold ETFs also have management fees that are part of their costs, and the Fund will indirectly bear its proportionate share of those costs. Under certain circumstances, a Gold ETF could be terminated. Should termination occur, the Gold ETF could have to liquidate its holdings at a time when the price of gold is falling.

Master Limited Partnerships. The Fund may invest in publicly traded limited partnerships known as "master limited partnerships" or MLPs. MLPs issue units that are registered with the Securities and Exchange Commission and are freely tradable on a securities exchange or in the over-the-counter market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP's creditors would continue after the Fund sold its investment in the MLP. MLPs are typically real estate, oil and gas and equipment leasing vehicles, but they also finance movies, research and development, and other projects.

MLP Affiliates.  The Fund may invest in the debt and equity securities of MLP affiliates and companies that own MLP general partner interests that are energy infrastructure companies. The Fund may also invest in MLP I-Shares, which represent an indirect ownership interest in MLP common units. MLP I-Shares differ from MLP common units primarily in that, instead of receiving cash distributions, holders of MLP I-Shares receive distributions in the form of additional I-Shares. Issuers of MLP I-Shares are treated as corporations and not partnerships for tax purposes. MLP affiliates also include publicly traded limited liability companies that own, directly or indirectly, general partner interests of MLPs.

Risks of Investing in Master Limited Partnerships. Investments in securities of MLPs involve risks that differ from an investment in common stock, including but not limited to:

■

Holders of units of MLPs have more limited control rights and limited rights to vote on matters affecting the MLP as compared to holders of stock of a corporation. For example, unit holders may not elect the general partner or the directors of the general partner and they have limited ability to remove an MLP's general partner.

■

MLPs are controlled by their general partners, which may be subject to conflicts of interest. General Partners typically have limited fiduciary duties to an MLP, which could allow a general partner to favor its own interests over the MLP's interests.

■

General partners of MLPs often have limited call rights that may require unit holders to sell their common units at an undesirable time or price.

■

MLPs may issue additional common units without unit holder approval, which would dilute the interests of existing unit holders, including the Fund's ownership interest.

■

The Fund may derive a substantial portion of its cash flow from investments in equity securities of MLPs. The amount of cash that the Fund will have available to pay or distribute to investors may depend, to some extent, on the ability of the MLPs that the Fund owns to make distributions to its partners and the tax character of those distributions. Neither the Fund nor its investment manager has control over the actions of underlying MLPs. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy infrastructure market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs' level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors.

■

MLPs do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership's income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund's investment.

Tax Risk of Master Limited Partnerships

■

The ability of the Fund's MLP investments to contribute toward meeting the Fund's investment objective will depend on the level of taxable income, dividends and distributions it receives from the MLPs and other securities of energy infrastructure companies in which it invests. The tax benefit the Fund is expected to derive from an investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP's underlying asset mix, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate (currently at a maximum rate of 35%). If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and part or all of the distributions the Fund receives might be taxed entirely as dividend income. Therefore, treatment of one

25	Oppenheimer Global Multi-Alternatives Fund/VA

or more MLPs as a corporation for federal income tax purposes could adversely affect the contribution of the Fund's MLP investments toward meeting the Fund's investment objective and would reduce the amount of cash available to pay or distribute to the Fund.

■

The tax treatment of publicly traded partnerships could be subject to potential legislative, judicial or administrative changes and differing interpretations, possibly on a retroactive basis. For example, members of Congress are considering substantive changes to the existing federal income tax laws that affect certain publicly traded partnerships. Any modification to the federal income tax laws and interpretations thereof may or may not be applied retroactively. Specifically, federal income tax legislation has been proposed that would eliminate partnership tax treatment for certain publicly traded partnerships and recharacterize certain types of income received from partnerships. Any such changes could negatively impact the value of an investment in MLPs and therefore the value of the Fund. In addition, federal tax incentives are widely used by oil, gas and coal companies. If those incentives were eliminated, or if new fees were imposed on certain energy producers, MLPs and other natural resources sector companies in which the Fund invests, and/or the natural resources sector generally, could be adversely affected.

■

The Fund will be a limited partner in the MLPs in which it invests. As a result, it will be allocated a pro rata share of income, gains, losses, deductions and expenses from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. The percentage of an MLP's income and gains which is offset by tax deductions and losses will fluctuate over time for various reasons. A significant slowdown in acquisition activity by MLPs held in the Fund's portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current taxable income.

Energy Infrastructure and Energy-Related Assets or Activities. Energy infrastructure companies are subject to risks specific to the energy and energy-related industry. Risks inherent in the energy infrastructure business of MLPs include, but are not limited to, the following:

■

Processing, exploration and production, and coal MLPs may be directly affected by energy commodity prices. The volatility of commodity prices can indirectly affect certain other MLPs due to the impact of prices on the volume of commodities transported, processed, stored or distributed. Pipeline MLPs are not subject to direct commodity price exposure because they do not own the underlying energy commodity, while propane MLPs do own the underlying energy commodity. High quality MLPs are more able to mitigate or manage direct margin exposure to commodity price levels. The MLP sector can be hurt by market perception that MLPs' performance and distributions are directly tied to commodity prices.

■

The profitability of MLPs, particularly processing and pipeline MLPs, may be materially impacted by the volume of natural gas or other energy commodities available for transporting, processing, storing or distributing. A significant decrease in the production of natural gas, oil, coal or other energy commodities, due to a decline in production from existing facilities, import supply disruption, depressed commodity prices or otherwise, would reduce revenue and operating income of MLPs and, therefore, the ability of MLPs to make distributions to partners.

■

A decline in demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely impacted by consumer sentiment with respect to global warming and/or by any state or federal legislation intended to promote the use of alternative energy sources, such as bio-fuels.

■

A portion of any one MLP's assets may be dedicated to natural gas reserves and other commodities that naturally deplete over time, which could have a materially adverse impact on an MLP's ability to make distributions if the reserves are not replaced.

■

Some MLPs are dependent on third parties to conduct their exploration and production activities and shortages in crews or drilling rigs can adversely impact such MLPs.

■

MLPs employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some MLPs may be subject to new construction risk, acquisition risk or other risk factors arising from their specific business strategies. A significant slowdown in large energy companies' disposition of energy infrastructure assets and other merger and acquisition activity in the energy MLP industry could reduce the growth rate of cash flows provided by MLPs that grow through acquisitions.

■

The profitability of MLPs could be adversely affected by changes in the regulatory environment. Most MLPs' assets are heavily regulated by federal and state governments in diverse matters, such as the way in which certain MLP assets are constructed, maintained and operated and the prices MLPs may charge for their services. Such regulation can change over time in scope and intensity. For example, a particular byproduct of an MLP process may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure an MLP may face.

■

Extreme weather patterns, such as Hurricane Ivan in 2004, Hurricane Katrina in 2005 and Hurricane Sandy in 2012, and environmental hazards, such as the BP oil spill in 2010, could result in significant volatility in the supply of energy and power and could adversely impact the value of the Fund's portfolio securities investments. This volatility may create fluctuations in commodity prices and earnings of companies in the energy infrastructure industry.

■

A rising interest rate environment could adversely impact the performance of MLPs. Rising interest rates could limit the capital appreciation of equity units of MLPs as a result of the increased availability of alternative investments at competitive yields with MLPs. Rising interest rates also may increase an MLP's cost of capital. A higher cost of capital could limit growth from acquisition/expansion projects and limit MLP distribution growth rates.

■

Since the September 11, 2001 attacks, the U.S. Government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure, production facilities and transmission and distribution facilities, might be specific targets of terrorist activity. The continued threat of terrorism and related military activity likely will increase volatility for prices in natural gas and oil and could affect the market for products of MLPs.

Greenfield Projects. Greenfield projects are energy-related projects built by private joint ventures formed by energy infrastructure companies. Greenfield projects may include the creation of a new pipeline, processing plant or storage facility or other energy infrastructure asset that is integrated with the company's existing assets. The Fund's investments in greenfield projects may distribute

26	Oppenheimer Global Multi-Alternatives Fund/VA

income. However, the Fund's investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until construction is completed, at which time interest payments or dividends would be paid in cash. An investment in a greenfield project entails substantial risk, including the risk that the project may not materialize due to, among other factors, financing constraints, the absence of a natural energy source, an inability to obtain the necessary governmental permits to build the project, and the failure of the technology necessary to generate the energy. The Fund's investment could lose its value in the event of a failure of a greenfield project. Greenfield projects also may be illiquid.

Exchange Traded Notes (ETNs).  ETNs are senior, unsecured, unsubordinated debt securities that are issued by financial institutions. The returns of an ETN are linked to the performance of a particular market index or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market index or strategy factor.

     Risks of ETNs. ETNs are subject to credit risk, and the value of an ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market index or strategy remaining unchanged. An ETN is subject to the performance of its issuer and may lose all or a portion of its value if the issuer fails. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the assets underlying the ETN, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the assets underlying the ETN on which the index is based. Changes in the value of an ETN can occur suddenly and unpredictably due to changes in the ETNs market index. The Fund may invest substantially in ETNs that are concentrated in one industry or sector and is therefore subject to the risks similar to an investment in securities concentrated in that industry or sector. ETNs incur certain fees and expenses not incurred by direct investment in the underlying assets and the cost of owning an ETN may exceed the cost of investing directly in the underlying assets. When the Fund invests in an ETN, it will bear its proportionate share of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN, therefore the value of the index underlying the ETN must increase significantly in order for an investor in an ETN to receive at least the principal amount of the investment at maturity or upon redemption. The Fund's decision to sell ETN holdings may be limited by the availability of a secondary market and it may not be able to liquidate ETN holdings at the desired time or price.

     The Fund may invest in ETNs for which an affiliate of the Manager may provide certain index selection and marketing services. As a result, an affiliate of the Manager may be paid service fees that are indirectly incurred by the Fund and its shareholders (in addition to Fund expenses). The Manager will voluntarily waive a portion of its management fee to the extent that the Fund's share of service fees paid to affiliates are attributable to investment in such an ETN.

Pay-In-Kind Securities. Pay-in-kind securities are securities that pay interest through the issuance of additional debt or equity securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Pay-in-kind securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. Pay-in-kind securities carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold. If the issuer defaults, the Fund may obtain no return at all on its investment. The market price of pay-in-kind securities is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash.

The higher interest rates of pay-in-kind securities reflect the payment deferral and increased credit risk associated with those securities and such investments generally represent a significantly higher credit risk than coupon loans. Even if accounting conditions are met, the issuer of the securities could still default when the Fund's actual collection is supposed to occur at the maturity of the obligation. Pay-in-kind securities may have unreliable valuations because their continuing accruals require ongoing judgments about the collectability of the deferred payments and the value of any associated collateral. Additionally, the deferral of payment-in-kind interest also reduces the loan-to-value ratio at a compounding rate. Pay-in-kind securities also create the risk that management fees may be paid to the Manager based on non-cash accruals that ultimately may not be realized. In such instances, the Manager may not be obligated to reimburse the Fund for such fees.

Private Equity and Debt Investments. The Fund can invest in private equity and debt investments, including traditional private equity control positions and minority investments in MLPs and energy infrastructure companies. Private equity and debt investments involve a high degree of business and financial risk and can result in substantial or complete losses. Some portfolio companies in which the Fund may invest may be operating at a loss or with substantial variations in operating results from period to period and may need substantial additional capital to support expansion or to achieve or maintain competitive positions. Such companies may face intense competition, including competition from companies with much greater financial resources, much more extensive development, production, marketing and service capabilities and a much larger number of qualified managerial and technical personnel. There is no assurance that the marketing efforts of any particular portfolio company will be successful or that its business will succeed. Additionally, privately held companies are not subject to Securities and Exchange Commission ("SEC") reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, timely or accurate information may at times not be readily available about the business, financial condition and results of operations of the privately held companies in which the Fund invests. Private debt investments also are subject to interest rate risk, credit risk and duration risk.

Private Investments in Public Equity (PIPEs). PIPEs are equity securities issued in a private placement by companies that have outstanding, publicly traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. PIPE transactions will generally result in the Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. The Fund's ability to dispose of securities acquired in PIPE transactions may depend upon the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in a PIPE transaction to be resold in transactions exempt from registration in accordance with Rule 144 under the Securities Act of 1933, or otherwise under the federal securities laws. There is no guarantee, however, that an active trading market for the securities will exist at the time of disposition of the securities, and the lack of such a market could hurt the market value of the Fund's investments. As a result, even

27	Oppenheimer Global Multi-Alternatives Fund/VA

if the Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Fund may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities.

Investments in Other Investment Companies. The Fund can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds, unit investment trusts and business development companies subject to the limits of the Investment Company Act. One reason the Fund might do so is to gain exposure to segments of the markets represented by another fund, at times when the Fund might not be able to buy the particular type of securities directly. As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses. The Fund does not intend to invest in other investment companies unless it is believed that the potential benefits of the investment justify the expenses. The Fund's investments in the securities of other investment companies are subject to the limits that apply to those types of investments under the Investment Company Act.

The Fund may also invest in exchange traded funds (ETFs), which are subject to all the risks of investing in investment companies as described above. Because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, shares of ETFs potentially may trade at a discount or a premium to their net asset value. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.

Investments in Oppenheimer Institutional Money Market Fund. The Fund can invest its free cash balances in Class E shares of Oppenheimer Institutional Money Market Fund to provide liquidity or for defensive purposes. The Fund invests in Oppenheimer Institutional Money Market Fund, rather than purchasing individual short-term investments, to seek a higher yield than it could obtain on its own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, and is part of the Oppenheimer family of funds. It invests in a variety of short-term, high-quality, dollar-denominated money market instruments issued by the U.S. government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to the Fund directly. At the time of an investment, the Fund cannot always predict what the yield of the Oppenheimer Institutional Money Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As a shareholder, the Fund will be subject to its proportional share of the expenses of Oppenheimer Institutional Money Market Fund's Class E shares, including its advisory fee. However, the Manager will waive a portion of the Fund's advisory fee to the extent of the Fund's share of the advisory fee paid to the Manager by Oppenheimer Institutional Money Market Fund.

Other Investment Strategies and Risks. The Fund can also use the investment techniques and strategies described below. The Fund might not use all of these techniques or strategies or might only use them from time to time.

Diversification and Concentration. The Fund is a diversified fund. It attempts to reduce its exposure to the risks of individual securities by diversifying its investments across a broad number of different issuers. The Fund will not concentrate its investments in issuers in any one industry. At times, however, the Fund may emphasize investments in some industries or sectors more than others. The prices of securities of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in response to events affecting that industry or sector. The Securities and Exchange Commission has taken the position that investment of more than 25% of a fund's total assets in issuers in the same industry constitutes concentration in that industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies; however, securities issued by any one foreign government are considered to be part of a single "industry."

Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Fund's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act of 1940 that apply to publicly-sold mutual funds.

Failure by the Fund to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Fund's investment decisions in a way that could reduce its performance.

Investing in Special Situations. At times, the Fund may seek to benefit from what are considered to be "special situations," such as mergers, reorganizations, restructurings or other unusual events, that are expected to affect a particular issuer. There is a risk that the anticipated change or event might not occur, which could cause the price of the security to fall, perhaps sharply. In that case, the investment might not produce the expected gains or might cause a loss. This is an aggressive investment technique that may be considered speculative.

Cyclical Opportunities. At times, the Fund might seek to take advantage of short-term market movements or changes in the business cycle by investing in companies or industries that are sensitive to those changes. For example, when the economy is expanding, companies in consumer durables and the technology sector might benefit. There is a risk that if a cyclical event does not have the anticipated effect, or when the issuer or industry is out of phase in the business cycle, the value of the Fund's investment could fall.

When-Issued and Delayed-Delivery Transactions. The Fund may purchase securities on a "when-issued" basis and may purchase or sell such securities on a "delayed-delivery" basis. When-issued and delayed-delivery securities are purchased at a price that is fixed at the time of the transaction, with payment and delivery of the security made at a later date. When purchasing securities in this manner, during the period between purchase and settlement, the Fund makes no payment to the issuer (or seller) of the security and no interest accrues to the Fund from the investment.

The securities are subject to changes in value from market fluctuations during the period until settlement and the value of the security on the delivery date may be more or less than the Fund paid. The Fund may lose money if the value of the security declines below the purchase price.

28	Oppenheimer Global Multi-Alternatives Fund/VA

Zero-Coupon and Stripped Securities. Some of the debt securities the Fund may invest in are "zero-coupon" or "stripped" securities. Zero-coupon securities pay no interest prior to their maturity date or another specified date in the future but are issued at a discount from their face value. Stripped securities are the separate income or principal components of a debt security, such as Treasury securities whose coupons have been stripped by a Federal Reserve Bank. One component might receive all the interest and the other all the principal payments.

Interest rate changes generally cause greater price fluctuations in zero-coupon securities or the "principal-only" components of stripped securities than in interest-paying securities of the same or similar maturities. The Fund may be required to pay a dividend of the imputed income on a zero-coupon or principal-only security at a time when it has not actually received the income. The "interest-only" components of stripped securities are also especially sensitive to changes in prevailing interest rates. The market for some of these securities may be limited, making it difficult for the Fund to dispose of its holdings quickly at an acceptable price.

Distressed Debt Securities. The Fund may invest in debt securities issued by companies that are involved in reorganizations, financial restructurings or bankruptcy. Such distressed debt securities are speculative and involve substantial risks in addition to the risks of investing in lower-grade debt securities. The Fund will generally not receive interest payments on the distressed securities and may also incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Illiquid and Restricted Securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as "illiquid" securities. Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their resale are referred to as "restricted securities." Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.

     The Fund will not invest more than 15% of its net assets in illiquid securities. The Fund's holdings of illiquid securities are monitored on an ongoing basis to determine whether to sell any of those securities to maintain adequate liquidity.

Repurchase Agreements. The Fund may also enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it back to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the seller fails to pay the repurchase price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. If the default on the part of the seller is due to its bankruptcy, the Fund's ability to liquidate the collateral may be delayed or limited.

Conflicts of Interest. The investment activities of the Manager, the Sub-Adviser, the Sub-Sub-Adviser and their affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager, the Sub-Adviser, the Sub-Sub-Adviser or their affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another fund or account holding investment positions that are adverse to the Fund's investment strategies or activities. Other funds or accounts advised by the Manager, the Sub-Adviser, the Sub-Sub-Adviser and their affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the Fund's investment strategies may be adversely affected. The Fund's investment performance will usually differ from the performance of other accounts advised by the Manager, the Sub-Adviser, the Sub-Sub-Adviser or their affiliates and the Fund may experience losses during periods in which other accounts they advise achieve gains. The Manager, the Sub-Adviser and the Sub-Sub-Adviser have adopted policies and procedures designed to address potential identified conflicts of interest, however, such policies and procedures may also limit the Fund's investment activities and affect its performance.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its total assets in investments that may be inconsistent with the Fund's principal investment strategies. Generally, the Fund would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments in which Oppenheimer Institutional Money Market Fund invests or in other short-term U.S. government securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests in these securities, it might not achieve its investment objective.

Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Fund may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. The Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during past fiscal years.

Changes To The Fund's Investment Policies. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares, however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund's investment objective is not a fundamental policy. Investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

Portfolio Holdings.   The Fund's portfolio holdings are included in its semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Schedule

29	Oppenheimer Global Multi-Alternatives Fund/VA

of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund's first and third fiscal quarters. Therefore, the Fund's portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters. In addition, the Fund's portfolio holdings information, as of the end of each calendar month, may be posted and available on the Fund's website no sooner than 30 days after the end of each calendar month.

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

How the Fund is Managed

THE MANAGER AND THE SUB-ADVISER. OFI Global Asset Management, Inc., the Manager, is a wholly-owned subsidiary of OppenheimerFunds, Inc. The Manager oversees the Fund's investments and its business operations. OppenheimerFunds, Inc., the Sub-Adviser, chooses the Fund's investments and provides related advisory services. The Manager carries out its duties, subject to the policies established by the Fund's Board, under an investment advisory agreement with the Fund that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business. The Sub-Adviser has a sub-advisory agreement with the Manager and is paid by the Manager.

The Manager has been an investment adviser since 2012. The Sub-Adviser has been an investment adviser since 1960. The Manager and the Sub-Adviser are located at 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 1.00% of the first $500 million of average annual net assets of the Fund, 0.95% of the next $500 million, 0.90% of the next $4 billion, and 0.88% of average annual net assets in excess of $5 billion, calculated on the daily net assets of the Fund. Under the sub-advisory agreement, the Manager pays the Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers) that it receives from the Fund as compensation for the provision of investment advisory services. The Fund's advisory fee for the fiscal year ended December 31, 2014, was 1.09% of average annual net assets, before any Subsidiary advisory fees or any applicable waivers.

The Manager also receives advisory fees directly from the Fund's wholly-owned Subsidiary. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This waiver will continue to be in effect for so long as the Fund invests in the Subsidiary, and may not be terminated unless termination is approved by the Fund's Board.

After discussions with the Fund's Board of Trustees, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund's investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund's business) to annual rates of 1.20% for Non-Service Shares and 1.45% for Service Shares, as calculated on the daily net assets of the Fund. The Manager has also contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investments in funds managed by the Manager or its affiliates. Each of these fee waivers and/or expense reimbursements may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board.

The Fund's annual operating expenses may vary in future years. A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's shareholders report to shareholders for the fiscal year ended December 31, 2014.

Portfolio Managers. The Fund's portfolio is managed by Mark Hamilton, lead portfolio manager, Benjamin Rockmuller, CFA, Dokyoung Lee, CFA, David Wharmby, CFA, and Brian Watson, CFA, who are primarily responsible for the day-to-day management of the Fund's investments. Mr. Hamilton has been a Vice President and portfolio manager of the Fund since its inception. Mr. Rockmuller and Mr. Lee have each been Vice Presidents and portfolio managers of the Fund since April 30, 2014.  Mr. Wharmby and Mr. Watson have each been a portfolio manager of the Fund since its inception.

     Mr. Hamilton has been Chief Investment Officer, Asset Allocation and a Senior Vice President of the Sub-Adviser since April 2013. Mr. Hamilton served at AllianceBernstein L.P. from 1994 to 2013, as an Investment Director of Dynamic Asset Allocation from 2010 to 2013, Head of North American Blend Team from 2009 to 2010, and Senior Portfolio Manager of Blend Strategies from 2006 to 2010. Mr. Hamilton is a portfolio manager of other portfolios in the OppenheimerFunds complex.

     Mr. Rockmuller has been a Vice President of the Sub-Adviser since September 2010, a Senior Portfolio Manager of the Sub-Adviser since January 2014, a Portfolio Manager of the Sub-Adviser from July 2010 to January 2014, and an Assistant Vice President of the Sub-Adviser from January 2010 to August 2010. He was a Senior Analyst of the Sub-Adviser for the Global Debt Team from January 2010 to July 2010, an Intermediate Analyst of the Sub-Adviser for the Global Debt Team from January 2007 to January 2010, a Junior Analyst of the Sub-Adviser for the Global Debt Team from April 2004 to January 2007, and a Junior Analyst of the Sub-Adviser for the High Yield Team from June 2003 to April 2004. Mr. Rockmuller is a portfolio manager of other portfolios in the OppenheimerFunds complex.

     Mr. Lee has been a Director of Research, Global Multi-Asset Group and a Senior Vice President of the Sub-Adviser since October 2013.  He has served at Alliance Bernstein L.P. from 1994 to 2013, as Director of Research for Strategic Asset Allocation from 2011 to 2013, Director of Research for Blend Strategies from 2008 to 2011, Head of Asia Pacific Blend Strategies from 2005 to 2008, Head of Quantitative Research and Senior Portfolio Manager for Japan Value Equities from 2001 to 2005, Portfolio Manager for Emerging Markets Value Equities from 1997 to 2001, and Quantitative Analyst for US Value Equities from 1994 to 1997.  Mr. Lee is a portfolio manager of another portfolio in the OppenheimerFunds complex.

     Mr. Wharmby is Managing Director and Global Head of Real Estate Securities for Cornerstone. Prior to joining Cornerstone in 1996, he was Assistant Vice President with L.W. Ellwood & Co./Coopers & Lybrand (September 1995-September 1996) and was a real estate

30	Oppenheimer Global Multi-Alternatives Fund/VA

appraiser with Heberger and Associates (August 1990-September 1995). Mr. Wharmby is responsible for the management of the Fund's investments in real estate securities.

     Mr. Watson has been a Senior Vice President and Senior Portfolio Manager of OFI SteelPath, Inc. since January 2014 and was a Vice President of OFI SteelPath, Inc. from 2012 to January 2014. Prior to joining OFI SteelPath, Inc., Mr. Watson was a member, portfolio manager and Director of Research of SteelPath Fund Advisors, LLC since its formation in 2009.  Mr. Watson was a portfolio manager at Swank Capital, LLC from 2005 to 2009. Mr. Watson is a portfolio manager of other portfolios in the OppenheimerFunds complex.

     The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.

The Sub-Sub-Advisers. The Sub-Adviser has retained Cornerstone Real Estate Advisers LLC to provide securities selection and portfolio management services for the Fund's investments in real estate securities. Cornerstone has operated as an investment adviser since 1994. As of December 31, 2014, Cornerstone's total assets under management were $47.4 billion. Cornerstone is an indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual") of Springfield, Massachusetts, the parent company of the Manager, and is located at One Financial Plaza, Suite 1700, Hartford, Connecticut 06103-2604.

The Sub-Adviser has retained OFI SteelPath Inc. to provide securities selection and other portfolio management services for the Fund's investments in MLPs. OFI SteelPath has operated as an investment adviser since 2012. As of March 31, 2015, OFI SteelPath's total assets under management were approximately $14.3 billion. OFI SteelPath is a wholly-owned subsidiary of OppenheimerFunds, Inc., and is located at 2100 McKinney Ave., Suite 1401, Dallas, Texas 75201. It is a successor to SteelPath Fund Advisors, LLC and SteelPath Capital Management, LLC, which were established in 2004.

Sub-Sub-Advisory Fees. The Sub-Adviser, not the Fund, pays each Sub-Sub-Adviser an annual fee under each Sub-Sub-Advisory Agreement between the Sub-Adviser and a Sub-Sub-Adviser. The Sub-Adviser pays each Sub-Sub-Adviser a percentage of the advisory fee collected by the Sub-Adviser (after all applicable waivers) with respect to and based on the portion of the average daily net assets of the Fund comprising the assets managed by each Sub-Sub-Adviser.

A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory arrangements is available in the Fund's shareholder report dated December 31, 2014.

ABOUT THE FUND'S WHOLLY-OWNED SUBSIDIARY. The Subsidiary is an exempted company incorporated with limited liability under the laws of the Cayman Islands and is overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary, and it is currently expected that shares of the Subsidiary will not be sold or offered to other investors. If at any time in the future, the Subsidiary proposes to offer or sell its shares to any investor other than the Fund, shareholders will receive 60 days' prior notice of such offer or sale and this prospectus will be revised accordingly.

The Manager is responsible for the Subsidiary's day-to-day business pursuant to an investment advisory agreement with the Subsidiary and the Sub-Adviser selects the Subsidiary's investments pursuant to a sub-advisory agreement with the Manager. Under these agreements, the Manager and Sub-Adviser provide the Subsidiary with the same type of management and sub-advisory services, under the same terms, as are provided to the Fund. The investment advisory and sub-advisory agreements regarding the Subsidiary provide for their automatic termination upon the termination of the Fund's Investment Advisory Agreement or Sub-Advisory Agreement, respectively. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same service providers as those engaged by the Fund.

The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as those adopted by the Fund. As a result, in managing the Subsidiary's portfolio, the Manager and Sub-Adviser are subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary's portfolio investments and shares of the Subsidiary. The Fund's Chief Compliance Officer oversees implementation of the Subsidiary's policies and procedures, and makes periodic reports to the Fund's Board regarding the Subsidiary's compliance with its policies and procedures.

The Fund pays the Manager a fee for its services, and the Manager pays a sub-advisory fee to the Sub-Adviser. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Manager by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Manager unless the Manager first obtains the prior approval of the Fund's Board of Trustees. The rate of the management fee paid directly or indirectly by the Fund, calculated by aggregating the fees paid to the Manager by the Fund (after the waiver described above) and the Subsidiary, may not increase without the prior approval of the Board and a majority of the Fund's shareholders. The Subsidiary also bears the fees and expenses incurred in connection with the custody, transfer agency, and audit services that it receives. The Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Fund's assets. It is also anticipated that the Fund's expenses will be reduced to a certain extent as a result of the payment of such expenses at the Subsidiary level. It is therefore expected that the Fund's investment in the Subsidiary will not result in the Fund's paying duplicative fees for similar services provided to the Fund and Subsidiary.

The consolidated financial statements of the Subsidiary and the Fund are included in the Fund's Annual and Semi-Annual Reports provided to shareholders. Copies of the reports are provided without charge upon request as indicated on the back cover of this prospectus. Please refer to the SAI for additional information about the organization and management of the Subsidiary.

31	Oppenheimer Global Multi-Alternatives Fund/VA

MORE ABOUT YOUR INVESTMENT

How to Buy and Sell Shares

You may only submit instructions for buying or selling shares of the Fund to your insurance company or its servicing agent, not directly to the Fund or its Transfer Agent. Information about your investment in the Fund can only be obtained from your participating insurance company or its servicing agent. The Fund's Transfer Agent does not hold or have access to those records.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund currently offers two different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices. The Service Shares are subject to a distribution and service plan. The expenses of that plan are described below. The Non-Service Shares are not subject to a service and distribution plan.

THE PRICE OF FUND SHARES. Fund shares are sold to participating insurance companies, and are redeemed, at their net asset value per share. The net asset value that applies to a purchase order is the next one calculated after the insurance company (as the Fund's designated agent to receive purchase orders) receives the order from its contract owner, in proper form. Fund shares are redeemed at the next net asset value calculated after the insurance company (as the Fund's designated agent to receive purchase orders) receives the order from its contract owner, in proper form. The Fund's Transfer Agent generally must receive the purchase or redemption order from the insurance company by 9:30 a.m. Eastern Time on the next regular business day.

The Fund does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Fund shares are purchased, they are described in the accompanying prospectus of the participating insurance company. The participating insurance company's prospectus may also include information regarding the time you must submit your purchase and redemption orders.

The sale and redemption price for Fund shares will change from day to day because the value of the securities in its portfolio and its expenses fluctuate. The redemption price will normally differ for different classes of shares. The redemption price of your shares may be more or less than their original cost.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the New York Stock Exchange (NYSE), on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern Time, but may close earlier on some days.

The Fund determines the net assets of each class of shares by subtracting the class-specific expenses and the amount of the Fund's liabilities attributable to the share class from the market value of the Fund's securities and other assets attributable to the share class. The Fund's "other assets" might include, for example, cash and interest or dividends from its portfolio securities that have been accrued but not yet collected. The Fund's securities are valued primarily on the basis of current market quotations.

The net asset value per share for each share class is determined by dividing the net assets of the class by the number of outstanding shares of that class. The current net asset value per share of the Fund is available on our website at www.oppenheimerfunds.com.

       Fair Value Pricing. If market quotations are not readily available or (in the Sub-Adviser's judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset value is calculated that day, an event occurs that the Sub-Adviser learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Board believes would more accurately reflect the security's fair value.

In determining whether current market prices are readily available and reliable, the Sub-Adviser monitors the information it receives in the ordinary course of its investment management responsibilities. It seeks to identify significant events that it believes, in good faith, will affect the market prices of the securities held by the Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster).

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Sub-Adviser's "Valuation Committee." Those determinations may include consideration of recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. Fair value determinations by the Sub-Adviser are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined.

The Fund's use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its net asset value per share.

     Pricing Foreign Securities. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market movements, may occur during that time that could potentially affect the values of foreign securities held by the Fund.

The Sub-Adviser believes that foreign securities values may be affected by volatility that occurs in U.S. markets after the close of foreign securities markets. The Sub-Adviser's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

32	Oppenheimer Global Multi-Alternatives Fund/VA

     Pricing of the Subsidiary. The valuation procedures described above for the Fund are the same used in valuing the Subsidiary's portfolio investments and shares of the Subsidiary.

How Can You Buy Fund Shares? Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Fund as an investment option. That prospectus will indicate which share class you may be eligible to purchase.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund's best interest to do so.

How Can You Redeem Fund Shares? Only the participating insurance companies that hold Fund shares in their separate accounts can place orders to redeem shares. Contract holders and policy holders should not directly contact the Fund or its transfer agent to request a redemption of Fund shares. The Fund normally sends payment by Federal Funds wire to the insurance company's account on the next business day after the Fund receives the order (and no later than seven days after the Fund's receipt of the order). Under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

Redemptions "In-Kind." Shares may be "redeemed in-kind" under certain circumstances (such as redemptions of substantial amounts of shares by shareholders that have consented to such in kind redemptions). That means that the redemption proceeds will be paid to the participating insurance companies in securities from the Fund's portfolio. If the Fund redeems shares in-kind, the insurance company accounts may bear transaction costs and will bear market risks until such securities are converted into cash.

Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent, in its discretion, may waive certain of the requirements for redemptions stated in this prospectus.

Frequent Purchase and Redemption Limitations

The Board has adopted a policy to discourage and seek to limit or eliminate frequent purchases or redemptions of shares of the Fund by shareholders or authorized broker-dealer representatives of shareholders, in order to prevent the negative impacts, if any, that this activity may impose on other shareholders of the Fund. Negative impacts may include, without limitation, interference with portfolio management, increased taxes on portfolio securities, diminishment of Fund performance due to the need to sell portfolio securities at less favorable prices, increases in portfolio and administrative transaction costs resulting from large volumes of frequent purchase or redemption activity, and the possible dilution of Fund yields as a result of such activity. In addition, a Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of that Fund's portfolio securities and the determination of the Fund's net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for Funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "Fair Value Pricing" above.

There is no guarantee that this policy, described below, will be sufficient to identify and prevent all frequent purchases or redemptions that may have negative impacts to the Fund. In addition, the implementation of the Fund's policy involves judgments that are inherently subjective and involve some selectivity in their application. The Fund, however, seeks to make judgments that are consistent with the interests of the Fund's shareholders. No matter how the Fund defines frequent purchases or redemptions, other purchases and sales of Fund shares may have adverse effects on the management of the Fund's portfolio and its performance. Additionally, due to the complexity and subjectivity involved in identifying certain frequent trading and the volume of Fund shareholder transactions, there can be no guarantee that the Fund will be able to identify violations of the policy or to reduce or eliminate all detrimental effects of frequent purchases or redemptions.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to the Fund or its long-term shareholders.

The Fund does not offer an exchange privilege.

Right to Refuse Any Purchase Orders. The Fund may refuse, or cancel as permitted by law, any purchase order in its discretion for any reason at any time, and is not obligated to provide notice before rejecting or canceling an order.

Right to Terminate or Suspend Account Privileges. The Fund may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policy described in this prospectus. As part of the Fund's policy to detect and deter frequent purchases and redemptions, the Fund may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control. The Fund may send a written warning to a shareholder that it believes may be engaging in disruptive or excessive trading activity; however, the Fund reserves the right to suspend or terminate the ability to purchase shares, with or without warning, for any account that the Fund determines, in the exercise of its discretion, has engaged in such trading activity.

Monitoring the Policy. The Fund does not have the ability to directly monitor trading activity in the accounts of policy or contract owners ("contract owner accounts") within the participating insurance companies' accounts. Participating insurance companies will generally enter into written agreements which require the participating insurance company to provide underlying shareholder or account data at the Fund's reasonable request. The Fund's ability to monitor and deter excessive short-term trading in insurance company accounts ultimately depends on the capability and diligence of each participating insurance company, under its agreement with the Fund, in monitoring and controlling the trading activity of the policy or contract owners in the insurance company's accounts. Overall purchase and redemption activity in contract owner accounts will be monitored to identify patterns that may suggest frequent trading by the

33	Oppenheimer Global Multi-Alternatives Fund/VA

underlying owners. Participating insurance companies will be permitted to apply the Fund's policy or their own frequent trading policy if the latter is more restrictive. In cases where a participating insurance company's more restrictive policy is applied, the Fund will rely on the participating insurance company to monitor frequent trading activity in accordance with its policy. The Fund may request individual account or transaction information, and based on the information and data it receives, will apply its policy to review transactions that may constitute frequent purchase or exchange activity. The Fund may prohibit, in its sole discretion, purchases of Fund shares by a participating insurance company or by some or all of its clients.

You should refer to the prospectus for your insurance company variable annuity contract for specific information about the insurance company's policies. Under certain circumstances, policy or contract owners may be required to transmit purchase or redemption orders only by first class U.S. mail.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan for Service Shares to pay the Distributor for distribution related services, personal services and account maintenance for those shares. Under the Plan, the Fund pays the Distributor quarterly at an annual rate of up to 0.25% of the daily net assets of the Fund's Service Shares. Because these fees are paid out of the Fund's assets on an on-going basis, over time they will increase the operating expenses of the Service Shares and may cost you more than other types of fees or sales charges. As a result, the Service Shares may have lower performance compared to the Fund's shares that are not subject to a service fee.

     Use of Plan Fees: The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product for providing personal services and account maintenance for variable contract owners that hold Service Shares.

Payments to Financial Intermediaries and Service Providers. The Sub-Adviser and/or the Distributor, Transfer Agent and/or Sub-Transfer Agent, at their discretion, may also make payments to brokers-dealers, other financial intermediaries, including the insurance companies that offer the Fund as an investment option, or to service providers for some or all of the following services- distribution, promotional and marketing support, shareholder servicing, operational and recordkeeping, sub-accounting, networking or administrative services.

Those payments for distribution or promotional and marketing support are made out of the Sub-Adviser's and/or the Distributor's own resources and/or assets, including from the revenues or profits derived from the advisory fees the Sub-Adviser receives from the Fund. Those payments, which may be substantial, are paid to many financial intermediaries having business relationships with the Sub-Adviser, and/or the Distributor, and are in addition to any payments made pursuant to an applicable 12b-1 plan and are separate from any commissions the Distributor pays to these firms out of the sales charges paid by investors or transfer agency fees paid by the Fund to the Transfer Agent.

Payments made by the Sub-Adviser, and/or the Distributor, the Transfer Agent and Sub-Transfer Agent from their own resources are not reflected in the tables in the "Fees and Expenses of the Fund" section of this prospectus because they are not paid by the Fund.

The financial intermediaries that may receive those payments include broker-dealers and other financial intermediaries that offer and sell Fund shares to their clients, provide shareholder services to the Fund, provide promotional and marketing services and/or operational and recordkeeping, networking or sub-accounting services to the Sub-Adviser, Distributor, the Transfer Agent and Sub-Transfer Agent, and receive compensation for those activities. The financial intermediaries that may receive payments include broker dealers, financial advisors, registered investment advisers, sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee-based programs, sponsors of college and retirement savings programs, banks, trust companies, retirement plan or qualified tuition program administrators, third party administrators and other financial intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses and asset retention items, paid by the Sub-Adviser or the Distributor, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that financial intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that financial intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give a financial intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the financial intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the financial intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Sub-Adviser or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA")) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Sub-Adviser or Distributor does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the financial intermediary, sales of Fund shares, the redemption rates on accounts of clients of the financial intermediary or overall asset levels of Oppenheimer funds held for or by clients of the financial intermediary, the willingness of the financial intermediary to allow the Distributor to provide educational and training support for the financial intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the financial intermediary's sales system, as well as the overall quality of the services provided by the financial intermediary and the Sub-Adviser or Distributor's relationship with the financial intermediary. The Sub-Adviser and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Sub-Adviser or Distributor sell

34	Oppenheimer Global Multi-Alternatives Fund/VA

more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Sub-Adviser and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Transfer Agent or Sub-Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided, such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, operational and recordkeeping and other administrative services. Financial intermediaries that may receive these fees for providing services may include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, broker-dealers, and insurance companies that offer variable annuity or variable life insurance products, and other financial intermediaries. These fees may be used by the financial intermediary to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

The Statement of Additional Information contains more information about revenue sharing and operational and recordkeeping, networking and sub-accounting payments made by the Sub-Adviser, Distributor, Transfer Agent or Sub-Transfer Agent. Your broker-dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Sub-Adviser, Distributor, Transfer Agent or Sub-Transfer Agent, or any other fees or expenses it charges.

Dividends, Capital Gains and Taxes

DIVIDENDS AND DISTRIBUTIONS. The Fund intends to declare and pay dividends annually from any net investment income. The Fund may also realize capital gains on the sale of portfolio securities, in which case it will make distributions of any net short-term capital gains and it may make distributions out of any net long-term capital gains annually. The Fund may also make supplemental distributions of dividends and capital gains following the end of its fiscal year. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or capital gains distributions in a particular year.

Dividends and distributions are paid separately for each share class. Because of the higher expenses on Service Shares, the dividends and capital gains distributions paid on those shares will generally be lower than for other Fund shares.

Receiving Dividends and Distributions. Any dividends and capital gains distributions will be automatically reinvested in additional Fund shares for the account of the participating insurance company, unless the insurance company elects to have dividends or distributions paid in cash.

TAXES. For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying variable contract prospectus of your participating insurance company. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, any dividends from net investment income and distributions of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company. However, those payments may affect the tax basis of certain types of distributions from those accounts.

The Fund has qualified and intends to qualify each year to be taxed as a regulated investment company under the Internal Revenue Code by satisfying certain income, asset diversification and income distribution requirements, but might not so qualify. In each year that it qualifies as a regulated investment company, the Fund will not be subject to federal income taxes on its income that it distributes to shareholders.

This information is only a summary of certain Federal income tax information about your investment. You are encouraged to consult your tax adviser about the effect of an investment in the Fund on your particular tax situation and about any changes to the Internal Revenue Code that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

Consolidated Financial Highlights

The Consolidated Financial Highlights Table is presented to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent registered public accounting firm. KPMG LLP's report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

35	Oppenheimer Global Multi-Alternatives Fund/VA

CONSOLIDATED FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2014	Period Ended December 31, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$9.92	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.08	(0.02)
Net realized and unrealized gain (loss)	0.52	(0.05)
Total from investment operations	0.60	(0.07)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)	(0.01)
Tax return of capital	(0.02)	0.00
Distributions from net realized gain	(0.21)	0.00
Total dividends and/or distributions to shareholders	(0.48)	(0.01)
Net asset value, end of period	$10.04	$9.92

Total Return, at Net Asset Value[3]	6.02%	(0.69)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$262,573	$9,917
Average net assets (in thousands)	$161,988	$9,827
Ratios to average net assets:[4,5]
Net investment income (loss)	0.77%	(1.85)%
Total expenses[6]	1.43%	7.16%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.31%	3.33%
Portfolio turnover rate	147%	11%

1.	For the period from November 14, 2013 (commencement of operations) to December 31, 2013.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.
5.	Includes the Fund's shares of the allocated expenses and/or net investment income from the master funds.
6.	Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	1.45%
Period Ended December 31, 2013	7.18%

36	Oppenheimer Global Multi-Alternatives Fund/VA

CONSOLIDATED FINANCIAL HIGHLIGHTS

Service Shares	Year Ended December 31, 2014	Period Ended December 31, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$9.92	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.08	(0.03)
Net realized and unrealized gain (loss)	0.50	(0.04)
Total from investment operations	0.58	(0.07)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)	(0.01)
Tax return of capital	(0.01)	0.00
Distributions from net realized gain	(0.21)	0.00
Total dividends and/or distributions to shareholders	(0.47)	(0.01)
Net asset value, end of period	$10.03	$9.92

Total Return, at Net Asset Value[3]	5.90%	(0.72)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,332	$10
Average net assets (in thousands)	$335	$10
Ratios to average net assets:[4,5]
Net investment income (loss)	0.77%	(2.12)%
Total expenses[6]	1.78%	7.43%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.67%	3.50%
Portfolio turnover rate	147%	11%

1.	For the period from November 14, 2013 (inception of offering) to December 31, 2013.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.
5.	Includes the Fund's shares of the allocated expenses and/or net investment income from the master funds.
6.	Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	1.80%
Period Ended December 31, 2013	7.45%

37	Oppenheimer Global Multi-Alternatives Fund/VA

INFORMATION AND SERVICES

STATEMENT OF ADDITIONAL INFORMATION AND ANNUAL AND SEMI-ANNUAL REPORTS. The Fund's Statement of Additional Information and Annual and Semi-Annual Reports to shareholders provide additional information about the Fund's investments. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information and audited financial statements included in its most recent Annual Report dated December 31, 2014, including the notes thereto and report of the independent registered public accounting firm thereon, are incorporated by reference into (are legally considered part of) this prospectus.

How to Request More Information

You can request the above documents, the notice explaining the Fund's privacy policy, and other information about the Fund, without charge, by:

Telephone:	Call OppenheimerFunds Services toll-free: 1.800.988.8287
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use the following address for courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No.: 811-04108 SP2055.001.0415

OPPENHEIMER
Global Strategic Income Fund/VA
A series of Oppenheimer Variable Account Funds

Prospectus dated April 30, 2015

Share Classes:
Non-Service Shares
Service Shares

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Oppenheimer Global Strategic Income Fund/VA is a mutual fund that seeks total return.

Shares of the Fund are sold only as an underlying investment for variable life insurance policies, variable annuity contracts and other insurance company separate accounts. A prospectus for the insurance product you have selected accompanies this prospectus and explains how to select shares of the Fund as an investment under that insurance product, and which share class or classes you are eligible to purchase.

This prospectus contains important information about the Fund’s objective, investment policies, strategies and risks. Please read this prospectus (and your insurance product prospectus) carefully before you invest and keep them for future reference about your account.

Contents

THE FUND SUMMARY
3	Investment Objective
3	Fees and Expenses of the Fund
3	Principal Investment Strategies
4	Principal Risks
6	The Fund’s Past Performance
7	Investment Adviser
7	Portfolio Managers
7	Purchase and Sale of Fund Shares
7	Taxes
7	Payments to Broker-Dealers and Other Financial Intermediaries
MORE ABOUT THE FUND
8	About the Fund’s Investments
21	How the Fund is Managed
MORE ABOUT YOUR INVESTMENT
23	How to Buy and Sell Shares
26	Dividends, Capital Gains and Taxes
27	Consolidated Financial Highlights
To Summary Prospectus

THE FUND SUMMARY

Investment Objective. The Fund seeks total return.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. The accompanying prospectus of the participating insurance company provides information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product. The fees and expenses of those products are not charged by the Fund and are not reflected in this table. Expenses would be higher if those fees were included.

Shareholder Fees
(fees paid directly from your investment)	Non-Service	Service
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)	Non-Service	Service
Management Fees[1]	0.58%	0.58%
Distribution and/or Service (12b-1) Fees	None	0.25%
Acquired Fund Fees and Expenses	0.03%	0.03%
Other Expenses
Other Expenses of the Fund	0.14%	0.14%
Other Expenses of the Subsidiary	0.00%	0.00%
Total Other Expenses	0.14%	0.14%
Total Annual Fund Operating Expenses	0.75%	1.00%
Fee Waiver and/or Expense Reimbursement[2]	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.72%	0.97%

1.

“Management Fees” reflects the gross management fees paid to the Manager by the Fund during the Fund’s most recent fiscal year and the gross management fee of the Subsidiary during the Fund’s most recent fiscal year.

2.

After discussions with the Fund’s Board, the Manager has contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in funds managed by the Manager or its affiliates. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows, whether or not you redeemed your shares:

	1 Year	3 Years	5 Years	10 Years
Non-Service	$74	$238	$415	$931
Service	$99	$317	$552	$1,228

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 93% of the average value of its portfolio.

Principal Investment Strategies. Under normal market conditions, the Fund invests at least 80% of its net assets, including any borrowings for investment purposes, in debt securities. A debt security is a security representing money borrowed by the issuer that must be repaid, specifying the amount of principal, the interest rate or discount, and the time or times at which payments are due.

The Fund invests mainly in issuers in three market sectors: (1) foreign governments and companies, (2) U.S. government securities, and (3) lower-grade, high-yield securities (commonly referred to as “junk bonds”) of U.S. and foreign companies. However, the Fund is not required to invest in all three sectors at all times, and the amount of its assets in each of the three sectors will vary over time. The Fund can invest up to 100% of its assets in any one sector at any time, if the Fund’s portfolio managers believe that it offers the best investment opportunity. Under normal market conditions, the Fund will invest a substantial portion of its assets in a number of different countries, including the U.S. The Fund is not required to allocate its investments in any set percentages in any particular countries.

The Fund’s foreign investments may include debt securities issued by foreign governments or companies in both developed markets and emerging markets. The Fund has no requirements regarding the range of maturities of the debt securities it can buy or the market capitalization of the issuers of those securities.

The Fund can invest in investment grade or lower-grade, high-yield debt securities. “Investment grade” debt securities are rated in one of the top four rating categories by nationally recognized statistical rating organizations such as Moody’s Investors Service or Standard & Poor’s. The Fund may also invest in unrated securities, in which case the Fund’s Sub-Adviser, OppenheimerFunds, Inc., may internally assign

3	Oppenheimer Global Strategic Income Fund/VA

ratings to certain of those securities, after assessing their credit quality, in investment-grade or below-investment-grade categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Sub-Adviser’s credit analysis is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization. The Fund’s debt investments typically include:  U.S. and foreign government bonds and notes, collateralized mortgage obligations (CMOs) and other mortgage-related securities, domestic and foreign corporate debt obligations, “structured” notes, “zero coupon” and “stripped” securities, participation interests in loans, investments in loan pools and asset-backed securities. The Fund normally invests a substantial amount of its assets in lower-grade, high-yield debt securities, and can do so without limit.

The Fund may also use certain types of derivative instruments for investment purposes or for hedging, including: options, futures, forward contracts, swaps, certain mortgage-related securities, “structured"notes, and event-linked bonds.

The Fund actively manages foreign currency exposure to seek to reduce risk and enhance return. To do so, the Fund may invest in foreign exchange derivatives, including forwards and options that reference foreign currencies, including currencies of developing and emerging market countries.

The portfolio managers analyze the overall investment opportunities and risks among the three market sectors in which the Fund invests and seek to moderate the special risks of investing in lower-grade, high-yield debt instruments and foreign securities by building a broadly diversified portfolio. The Fund’s diversification strategies are intended to help reduce share price volatility while seeking current income. The portfolio managers currently focus on securities offering high current income, securities whose market prices tend to move in different directions (to seek overall portfolio diversification), and relative values among the three market sectors in which the Fund invests. These factors may vary in particular cases and may change over time.

The Fund may sell securities that the portfolio managers believe are no longer favorable based on these factors.

The Fund’s holdings may at times differ significantly from the weightings of the indices comprising its reference index (the “Reference Index”). The Fund’s Reference Index is a customized weighted index currently comprised of the following underlying broad-based security indices: 40% Citigroup Non-U.S. World Government Bond Index, 30% J.P. Morgan Domestic High Yield Index, and 30% Barclays U.S. Aggregate Bond Index. The Fund is not managed to be invested in the same percentages as those indices comprising the Reference Index.

The Fund has established a Cayman Islands exempted company that is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds related to gold or other special minerals (“Gold ETFs”). The Subsidiary may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are intended to provide the Fund with exposure to commodities market returns within the limitations of the federal tax requirements that apply to the Fund. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary. The Fund’s investment in the Subsidiary may vary based on the portfolio managers’ use of different types of commodity-linked derivatives, fixed-income securities, Gold ETFs, and other investments. Since the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold certain of the investments described in this prospectus, the Fund may be considered to be investing indirectly in those investments through its Subsidiary. Therefore, references in this prospectus to investments by the Fund also may be deemed to include the Fund’s indirect investments through the Subsidiary.

Principal Risks. The price of the Fund’s shares can go up and down substantially. The value of the Fund’s investments may change because of broad changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Risks of Investing in Debt Securities. Debt securities may be subject to interest rate risk, duration risk, credit risk, credit spread risk, extension risk, reinvestment risk, prepayment risk and event risk. Interest rate risk is the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise; and when prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may be worth less than the amount the Fund paid for them. When interest rates change, the values of longer-term debt securities usually change more than the values of shorter-term debt securities. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows. Duration risk is the risk that longer-duration debt securities will be more volatile and more likely to decline in price in a rising interest rate environment than shorter-duration debt securities. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or repay principal, the Fund’s income or share value might be reduced. Adverse news about an issuer or a downgrade in an issuer’s credit rating, for any reason, can also reduce the market value of the issuer’s securities. “Credit spread” is the difference in yield between securities that is due to differences in their credit quality. There is a risk that credit spreads may increase when the market expects lower-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of the Fund’s lower-rated and unrated securities. Some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that the Fund might have difficulty selling them promptly at an acceptable price. Extension risk is the risk that an increase in interest rates could cause principal payments on a debt security to be repaid at a slower rate than expected. Extension risk is particularly prevalent for a callable security where an increase in interest rates could result in the issuer of that security choosing not to redeem the security as anticipated on the security’s call date. Such a decision by the issuer could have the effect of lengthening the debt security’s expected maturity, making it more vulnerable to interest rate risk and reducing its market value. Reinvestment risk is the risk that when interest rates fall the Fund may be required to reinvest the proceeds from a security’s sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than non-callable bonds. Prepayment risk is the risk that the issuer may redeem the security prior to the expected maturity or that borrowers may repay the loans that underlie these securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to the expected maturity. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Event risk is the risk that an issuer could be subject to an event, such as a buyout or debt restructuring, that interferes with its ability to make timely interest and principal payments and cause the value of its debt securities to fall.

4	Oppenheimer Global Strategic Income Fund/VA

Fixed-Income Market Risks. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices at which they are carried on the Fund’s books and could experience a loss. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices, particularly for lower-rated and unrated securities. An unexpected increase in redemptions by Fund shareholders-which may be triggered by general market turmoil or an increase in interest rates-could cause the Fund to sell its holdings at a loss or at undesirable prices.

Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns may impact the market price or value of those debt securities and may cause increased volatility in those debt securities or debt securities markets. Under some circumstances, as was the case during the latter half of 2008 and early 2009, those concerns may cause reduced liquidity in certain debt securities markets, reducing the willingness of some lenders to extend credit, and making it more difficult for borrowers to obtain financing on attractive terms (or at all). A lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

     Risks of Below-Investment-Grade Securities. Below-investment-grade debt securities (also referred to as “junk” bonds), whether rated or unrated, may be subject to greater price fluctuations than investment-grade securities, increased credit risk and a greater risk that the issuer might not be able to pay interest and principal when due, especially during times of weakening economic conditions or rising interest rates. The market for below-investment-grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

     Because the Fund can invest without limit in below-investment-grade securities, the Fund’s credit risks are greater than those of funds that buy only investment-grade securities. Credit rating downgrades of a single issuer or related similar issuers whose securities the Fund holds in significant amounts could substantially and unexpectedly increase the Fund’s exposure to below-investment-grade securities and the risks associated with them, especially liquidity and default risk.

     Risks of Sovereign Debt. Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of such sovereign debt may be collected. A restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, a flight to quality debt instruments, disruptions in common trading markets or unions, reduced liquidity, increased volatility, and heightened financial sector, foreign securities and currency risk, among others.

Risks of Mortgage-Related Securities. The Fund can buy interests in pools of residential or commercial mortgages in the form of “pass-through” mortgage securities. They may be issued or guaranteed by the U.S. government, or its agencies and instrumentalities, or by private issuers. Mortgage-related securities issued by private issuers are not U.S. government securities, and are subject to greater credit risks than mortgage-related securities that are U.S. government securities. Private-issuer mortgage-backed securities are also subject to interest rate risk, and the market for private-issuer mortgage-backed securities may be volatile at times and may be less liquid than the markets for other types of securities. In addition, a substantial portion of the Fund’s assets may be subject to “forward roll” transactions (also referred to as “mortgage dollar rolls”) at any given time, which subject the Fund to the risk that market value of the mortgage-related securities involved might decline, and that the counterparty might default in its obligations.

Sector Allocation Risk. In allocating investments among its three principal market sectors, the Fund seeks to take advantage of the potential lack of performance correlation between those sectors. There is the risk that the evaluations regarding the sectors’ relative performance may be incorrect and those sectors may all perform in a similar manner under certain market conditions.

Risks of Foreign Investing. Foreign securities are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those securities. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund’s net assets may change on days when you will not be able to purchase or redeem the Fund’s shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to only limited or no regulatory oversight.

     Risks of Developing and Emerging Markets . Investments in developing and emerging markets are subject to all the risks associated with foreign investing, which may be greater for such investments. Developing or emerging market countries may have less well-developed securities markets and exchanges that may be substantially less liquid than those of more developed markets. Settlement procedures in developing or emerging markets may differ from those of more established securities markets, and settlement delays may result in the inability to invest assets or to dispose of portfolio securities in a timely manner. Securities prices in developing or emerging markets may be significantly more volatile than is the case in more developed nations of the world, and governments of developing or emerging market countries may also be more unstable than the governments of more developed countries. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Developing or emerging

5	Oppenheimer Global Strategic Income Fund/VA

market countries also may be subject to social, political or economic instability. The value of developing or emerging market countries’ currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures, and practices such as share blocking. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in securities of issuers in developing or emerging market countries may be considered speculative.

     Eurozone Investment Risks. Certain of the regions in which the Fund invests, including the European Union (EU), currently experience significant financial difficulties. Following the recent global economic crisis, some of these countries have depended on, and may continue to be dependent on, the assistance from others such as the European Central Bank (ECB) or other governments or institutions, and failure to implement reforms as a condition of assistance could have a significant adverse effect on the value of investments in those and other European countries. In addition, countries that have adopted the euro are subject to fiscal and monetary controls that could limit the ability to implement their own economic policies, and could voluntarily abandon, or be forced out of, the euro. Such events could impact the market values of Eurozone and various other securities and currencies, cause redenomination of certain securities into less valuable local currencies, and create more volatile and illiquid markets.

Risks of Derivative Investments. Derivatives may involve significant risks. Derivatives may be more volatile than other types of investments, may require the payment of premiums, may increase portfolio turnover, may be illiquid, and may not perform as expected. Derivatives are subject to counterparty risk and the Fund may lose money on a derivative investment if the issuer or counterparty fails to pay the amount due. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. As a result of these risks, the Fund could realize little or no income or lose money from its investment, or a hedge might be unsuccessful. In addition, under new rules enacted and currently being implemented under financial reform legislation, certain over-the-counter derivatives are (or soon will be) required to be executed on a regulated market and/or cleared through a clearinghouse. It is unclear how these regulatory changes will affect counterparty risk, and entering into a derivative transaction with a clearinghouse may entail further risks and costs.

Risks of Commodity-Linked Investments. Commodity-linked investments are considered speculative and have substantial risks, including the risk of loss of a significant portion of their principal value. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods due to a variety of factors, including for example agricultural, economic and regulatory developments. These risks may make commodity-linked investments more volatile than other types of investments.

Risks Of Investments In The Fund’s Wholly-Owned Subsidiary. The Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to its investor protections (except as otherwise noted in this prospectus). As an investor in the Subsidiary, the Fund does not have all of the protections offered to investors by the Investment Company Act of 1940.  However, the Subsidiary is wholly-owned and controlled by the Fund and managed by the Manager and the Sub-Adviser. Therefore, the Fund’s ownership and control of the Subsidiary make it unlikely that the Subsidiary would take actions contrary to the interests of the Fund or its shareholders.

Changes in the laws of the Cayman Islands (where the Subsidiary is organized) could prevent the Subsidiary from operating as described in this prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on exempted companies like the Subsidiary, including income and capital gains tax, among others.  If Cayman Islands laws were changed to require such entities to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.

Who Is the Fund Designed For? The Fund’s shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and other investment plans offered through insurance company separate accounts of participating insurance companies. The Fund is designed primarily for investors seeking total return from a fund that invests in a variety of domestic and foreign debt securities, including government and lower-grade debt securities. Those investors should be willing to assume the greater risks of short-term share price fluctuations and the special credit risks that are typical for a fund that invests mainly in lower-grade fixed-income securities and foreign securities. The Fund is not designed for investors needing an assured level of current income. The Fund is not a complete investment program and may not be appropriate for all investors. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund’s Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Non-Service Shares performance from year to year and by showing how the Fund’s average annual returns for the periods of time shown in the table, compare with those of broad measures of market performance and those of the Reference Index, which has characteristics of those markets in which the Fund can invest. Charges imposed by the insurance accounts that invest in the Fund are not included and the returns would be lower if they were. The Fund’s past investment performance is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund’s website at:
https://www.oppenheimerfunds.com/fund/GlobalStrategicIncomeFundVA

6	Oppenheimer Global Strategic Income Fund/VA

During the period shown, the highest return before taxes for a calendar quarter was 10.00% (2nd Qtr 09) and the lowest return before taxes for a calendar quarter was -9.84% (4th Qtr 08).

The following table shows the average annual total returns before taxes for each class of the Fund’s shares.

Average Annual Total Returns for the periods ended December 31, 2014
	1 Year	5 Years	10 Years
Non-Service Shares (inception 05-03-93)	2.84%	6.22%	5.25%
Service Shares (inception 03-19-01)	2.49%	5.94%	4.99%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.71%
(reflects no deductions for fees, expenses or taxes)
Citigroup World Government Bond Index	(0.48)%	1.67%	3.08%
(reflects no deductions for fees, expenses or taxes)
Citigroup Non U.S. World Government Bond Index	(2.68)%	0.85%	2.64%
(reflects no deductions for fees, expenses or taxes)
JP Morgan Domestic High Yield Index	2.18%	9.39%	7.87%
(reflects no deductions for fees, expenses or taxes)
Reference Index	1.33%	2.35%	2.85%
(reflects no deductions for fees, expenses or taxes)

Investment Adviser. OFI Global Asset Management, Inc. (the “Manager”) is the Fund’s investment adviser.  OppenheimerFunds, Inc. (the “Sub-Adviser”) is its sub-adviser.

Portfolio Managers. Michael Mata, the lead portfolio manager, has been a Vice President and portfolio manager of the Fund since November 2014. Krishna Memani has been a Vice President and portfolio manager of the Fund since April 2009. Hemant Baijal has been a portfolio manager of the Fund since March 2015.

Purchase and Sale of Fund Shares. Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. You may only submit instructions for buying or selling shares of the Fund to your insurance company or its servicing agent, not directly to the Fund or its Transfer Agent. The accompanying prospectus of the participating insurance company provides information about how to select the Fund as an investment option.

Taxes. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, any dividends and capital gains distributions will be taxable to the participating insurance company, if at all. However, those payments may affect the tax basis of certain types of distributions from those accounts. Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

Payments to Broker-Dealers and Other Financial Intermediaries. The Fund, the Sub-Adviser, or their related companies may make payments to financial intermediaries, including to insurance companies that offer shares of the Fund as an investment option. These payments for the sale of Fund shares and related services may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

7	Oppenheimer Global Strategic Income Fund/VA

MORE ABOUT YOUR INVESTMENT

About the Fund’s Investments

The allocation of the Fund’s portfolio among different types of investments will vary over time and the Fund’s portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains additional information about the Fund’s investment policies and risks.

The Fund’s Principal Investment Strategies and Risks. The following strategies and types of investments are the ones that the Fund considers to be the most important in seeking to achieve its investment objective and the following risks are those the Fund expects its portfolio to be subject to as a whole.

Debt Securities. The Fund may invest in debt securities, including, but not limited to: U.S. and foreign government bonds and notes, collateralized mortgage obligations and other mortgage-related securities, asset-backed securities, participation interests in loans, investments in pooled investment entities (including those that invest in loans), “structured” notes, corporate debt obligations, including lower-grade, high-yield domestic and foreign corporate debt obligations, and “zero-coupon” and “stripped” securities.

Debt securities may be subject to the following risks:

■

Interest Rate Risk. Interest rate risk is the risk that rising interest rates, or an expectation of rising interest rates in the near future, will cause the values of the Fund’s investments in debt securities to decline. The values of debt securities usually change when prevailing interest rates change. When interest rates rise, the values of outstanding debt securities generally fall, and those securities may sell at a discount from their face amount. When interest rates rise, the decrease in values of outstanding debt securities may not be offset by higher income from new investments. When interest rates fall, the values of already-issued debt securities generally rise. However, when interest rates fall, the Fund’s investments in new securities may be at lower yields and may reduce the Fund’s income. The values of longer-term debt securities usually change more than the values of shorter-term debt securities when interest rates change; thus, interest rate risk is usually greater for securities with longer maturities or durations. “Zero-coupon” or “stripped” securities may be particularly sensitive to interest rate changes. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows. Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks.

■

Duration Risk. Duration risk is the risk that longer-duration debt securities are more likely to decline in price than shorter-duration debt securities, in a rising interest-rate environment. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. “Effective duration” attempts to measure the expected percentage change in the value of a bond or portfolio resulting from a change in prevailing interest rates. The change in the value of a bond or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond’s value to decline about 3% while a 1% decrease in general interest rates would be expected to cause the bond’s value to increase 3%. The duration of a debt security may be equal to or shorter than the full maturity of a debt security.

■

Credit Risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. U.S. government securities generally have lower credit risks than securities issued by private issuers or certain foreign governments. If an issuer fails to pay interest, the Fund’s income might be reduced, and if an issuer fails to repay principal, the value of the security might fall and the Fund could lose the amount of its investment in the security. The extent of this risk varies based on the terms of the particular security and the financial condition of the issuer. A downgrade in an issuer’s credit rating or other adverse news about an issuer, for any reason, can reduce the market value of that issuer’s securities.

■

Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects lower-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of the Fund’s lower-rated and unrated securities. Some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that the Fund might have difficulty selling them promptly at an acceptable price.

■

Extension Risk. Extension risk is the risk that, if interest rates rise rapidly, repayments of principal on certain debt securities may occur at a slower rate than expected, and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply. Extension risk is particularly prevalent for a callable security where an increase in interest rates could result in the issuer of that security choosing not to redeem the security as anticipated on the security’s call date. Such a decision by the issuer could have the effect of lengthening the debt security’s expected maturity, making it more vulnerable to interest rate risk and reducing its market value.

■

Reinvestment Risk. Reinvestment risk is the risk that when interest rates fall, the Fund may be required to reinvest the proceeds from a security’s sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than non-callable bonds.

■

Prepayment Risk. Certain fixed-income securities (in particular mortgage-related securities) are subject to the risk of unanticipated prepayment. Prepayment risk is the risk that, when interest rates fall, the issuer will redeem the security prior to the security’s expected maturity, or that borrowers will repay the loans that underlie these fixed-income securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to expected maturity. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.

8	Oppenheimer Global Strategic Income Fund/VA

■

Event Risk. If an issuer of debt securities is the subject of a buyout, debt restructuring, merger or recapitalization that increases its debt load, it could interfere with its ability to make timely payments of interest and principal and cause the value of its debt securities to fall.

Fixed-Income Market Risks. The fixed-income securities market can be susceptible to unusual volatility and illiquidity. Volatility and illiquidity may be more pronounced in the case of lower-rated and unrated securities. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the U.S. and in other countries. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices at which they are carried on the Fund’s books. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices. An unexpected increase in Fund redemption requests, which may be triggered by market turmoil or an increase in interest rates, could cause the Fund to sell its holdings at a loss or at undesirable prices. Similarly, the prices of the Fund’s holdings could be adversely affected if an investment account managed similarly to that of the Fund were to experience significant redemptions and those accounts were required to sell its holdings at an inopportune time. The liquidity of an issuer’s securities may decrease as result of a decline in an issuer’s credit rating, the occurrence of an event that causes counterparties to avoid transacting with the issuer, or an increase in the issuer’s cash outflows. A lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns may impact the market price or value of those debt securities and may cause increased volatility in those debt securities or debt securities markets, reducing the willingness of some lenders to extend credit, and making it more difficult for borrowers to obtain financing on attractive terms (or at all). Under some circumstances, as was the case during the latter half of 2008 and early 2009, those concerns could cause reduced liquidity in certain debt securities markets.

Following the financial crisis, the Federal Reserve has sought to stabilize the economy by keeping the federal funds rate at or near zero percent. The Federal Reserve has also purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, pursuant to its monetary stimulus program known as “quantitative easing.” As the Federal Reserve tapers its securities purchases pursuant to quantitative easing or raises the federal funds rate, there is a risk that interest rates may rise and cause fixed-income investors to move out of fixed-income securities, which may also increase redemptions in fixed-income mutual funds.

In addition, although the fixed-income securities markets have grown significantly in the last few decades, regulations and business practices have led some financial intermediaries to curtail their capacity to engage in trading (i.e., “market making”) activities for certain debt securities. As a result, dealer inventories of fixed-income securities, which provide an indication of the ability of financial intermediaries to make markets in fixed-income securities, are at or near historic lows relative to market size. Because market makers help stabilize the market through their financial intermediary services, further reductions in dealer inventories could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets.

Credit Quality. The Fund may invest in securities that are rated or unrated. “Investment-grade” securities are those rated within the four highest rating categories by nationally recognized statistical rating organizations such as Moody’s or Standard & Poor’s (or, in the case of unrated securities, determined by the investment adviser to be comparable to securities rated investment-grade). “Below-investment-grade” securities are those that are rated below those categories, which are also referred to as “junk bonds.” While securities rated within the fourth highest category by Standard & Poor’s (meaning BBB+, BBB or BBB-) or by Moody’s (meaning Baa1, Baa2 or Baa3) are considered “investment-grade,” they have some speculative characteristics. If two or more nationally recognized statistical rating organizations have assigned different ratings to a security, the investment adviser uses the highest rating assigned.

Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Rating organizations might not change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. In selecting securities for its portfolio and evaluating their income potential and credit risk, the Fund does not rely solely on ratings by rating organizations but evaluates business, economic and other factors affecting issuers as well. Many factors affect an issuer’s ability to make timely payments, and the credit risk of a particular security may change over time. The investment adviser also may use its own research and analysis to assess those risks. If a bond is insured, it will usually be rated by the rating organizations based on the financial strength of the insurer. The rating categories are described in an Appendix to the Statement of Additional Information.

Unrated Securities. Because the Fund purchases securities that are not rated by any nationally recognized statistical rating organization, the investment adviser may internally assign ratings to those securities, after assessing their credit quality and other factors, in categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the investment adviser’s credit analysis process is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization. Unrated securities are considered “investment-grade” or “below-investment-grade” if judged by the investment adviser to be comparable to rated investment-grade or below-investment-grade securities. The investment adviser’s rating does not constitute a guarantee of the credit quality. In addition, some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that the Fund might have difficulty selling them promptly at an acceptable price.

In evaluating the credit quality of a particular security, whether rated or unrated, the investment adviser will normally take into consideration a number of factors such as, if applicable, the financial resources of the issuer, the underlying source of funds for debt service on a security, the issuer’s sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation, the degree of community support for the financed facility, the capabilities of the issuer’s management, and regulatory factors affecting the issuer or the particular facility.

A reduction in the rating of a security after the Fund buys it will not require the Fund to dispose of the security. However, the investment adviser will evaluate such downgraded securities to determine whether to keep them in the Fund’s portfolio.

9	Oppenheimer Global Strategic Income Fund/VA

Risks of Sovereign Debt. Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of such sovereign debt may be collected. A restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, a flight to quality debt instruments, disruptions in common trading markets or unions, reduced liquidity, increased volatility, and heightened financial sector, foreign securities and currency risk, among others. Sovereign debt securities issued by certain “supra-national” entities, such as World Bank, are subject to the risk that the supra-national entity is unable to repay its borrowings and that the governmental members of such supra-national entity is unable or unwilling to make capital contributions to enable the supra-national entity to do so.

U.S. Government Securities. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. Some of those securities are directly issued by the U.S. Treasury and are backed by the full faith and credit of the U.S. government. “Full faith and credit” means that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security.

Some securities issued by U.S. government agencies, such as Government National Mortgage Association pass-through mortgage obligations (“Ginnie Maes”), are also backed by the full faith and credit of the U.S. government. Others are supported by the right of the agency to borrow an amount from the U.S. government (for example, “Fannie Mae” bonds issued by the Federal National Mortgage Association and “Freddie Mac” obligations issued by the Federal Home Loan Mortgage Corporation). Others are supported only by the credit of the agency (for example, obligations issued by the Federal Home Loan Banks). In September 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation into conservatorship. The U.S. Treasury also entered into a secured lending credit facility with those companies and a preferred stock purchase agreement. Under the preferred stock purchase agreement, the Treasury ensures that each company maintains a positive net worth.

     U.S. Treasury Securities. Treasury securities are backed by the full faith and credit of the United States for payment of interest and repayment of principal and have relatively little credit risk. Some of the securities that are issued directly by the U.S. Treasury are: Treasury bills (having maturities of one year or less when issued), Treasury notes (having maturities of from one to ten years when issued), Treasury bonds (having maturities of more than ten years when issued) and Treasury Inflation-Protection Securities (“TIPS”). While U.S. Treasury securities have little credit risk, prior to their maturity they are subject to price fluctuations from changes in interest rates.

     Mortgage-Related Government Securities. Mortgage-related government securities include interests in pools of residential or commercial mortgages, in the form of “pass-through” mortgage securities. They may be issued or guaranteed by the U.S. government or its agencies and instrumentalities. Mortgage-related U.S. government securities may be issued in different series, each having different interest rates and maturities.

Mortgage-related securities that are U.S. government securities have collateral to secure payment of interest and principal. The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S. government agency. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the rate of payments of the underlying mortgages and are subject to prepayment and extension risks.

Private-Issuer Securities. The Fund can also invest in securities issued by private issuers, such as corporations, banks, savings and loans, and other entities, including mortgage-related securities. Securities issued by private issuers are subject to greater credit risks than U.S. government securities.

     Mortgage-Related Private Issuer Securities. Primarily these investments include multi-class debt or pass-through certificates secured by mortgage loans, which may be issued by banks, savings and loans, mortgage bankers and other non-governmental issuers.  Private-issuer mortgage-backed securities may include loans on residential or commercial properties.

Mortgage-related securities, including collateralized mortgage obligations (“CMOs”), issued by private issuers are not U.S. government securities, which makes them subject to greater credit risks. Private issuer securities are subject to the credit risks of the issuers as well as to interest rate risks, although in some cases they may be supported by insurance or guarantees. The prices and yields of private issuer mortgage-related securities are also subject to prepayment and extension risk. The market for private-issuer mortgage-backed securities may be volatile at times and may be less liquid than the markets for other types of securities.

Asset-Backed Securities. Asset-backed securities are fractional interests in pools of loans, receivables or other assets. They are issued by trusts or other special purpose vehicles and are collateralized by the loans, receivables or other assets that make up the pool. The trust or other issuer passes the income from the underlying asset pool to the investor. Neither the Fund nor the Sub-Adviser selects the loans, receivables or other assets that are included in the pools or the collateral backing those pools. Asset-backed securities are subject to interest rate risk and credit risk. These securities are subject to the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool. Certain asset-backed securities are subject to prepayment and extension risks.

Forward Rolls. The Fund can enter into “forward roll” transactions (also referred to as “mortgage dollar rolls”) with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund will bear the risk that the market value of the securities might decline below the price at which the Fund is obligated to repurchase them or that the counterparty might default in its obligations.

A substantial portion of the Fund’s assets may be subject to forward roll transactions at any given time.

Zero-Coupon Securities.  The Fund may invest in “zero-coupon” securities, which pay no interest prior to their maturity date or another specified date in the future but are issued at a discount from their face value. Interest rate changes generally cause greater fluctuations in

10	Oppenheimer Global Strategic Income Fund/VA

the prices of zero-coupon securities than in interest-paying securities of the same or similar maturities. The Fund may be required to pay a dividend of the imputed income on a zero-coupon security, at a time when it has not actually received the income.

Stripped Securities. “Stripped” securities are the separate income or principal components of a debt security, such as Treasury securities whose coupons have been stripped by a Federal Reserve Bank. Some mortgage-related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest payments, all the principal payments or some proportional amount of interest and principal. Interest rate changes may cause greater fluctuations in the prices of stripped securities than in other debt securities of the same or similar maturities. The market for these securities may be limited, making it difficult for the Fund to sell its holdings at an acceptable price. The Fund may be required to pay out the imputed income on a stripped security as a dividend, at a time when it has not actually received the income.

The Fund can invest up to 50% of its total assets in zero-coupon securities issued by either the U.S. Treasury or U.S. companies.

High-Yield, Lower-Grade Debt Securities. The Fund may invest in high-yield, lower-grade fixed-income securities of U.S. and foreign issuers. Those securities may include, among others: bonds, debentures, notes, preferred stock, loan participation interests, “structured” notes, commercial mortgage-backed securities, and asset-backed securities. There are no limits on the amount of the Fund’s assets that can be invested in securities rated below-investment grade. These securities are generally considered speculative.

Risks of Below-Investment-Grade Securities. Below-investment-grade securities (also referred to as “junk bonds”) are those rated below investment grade by S&P, Moody’s, Fitch or other nationally recognized statistical rating organization or unrated securities the investment adviser believes are of comparable quality. The investment adviser continuously monitors the issuers of below-investment-grade securities held by the Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests. While below-investment-grade securities generally may have a higher yield than securities rated in the higher rating categories, they are subject to increased risks. Below-investment-grade securities are considered to be speculative with respect to the ability of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than investment-grade rated securities, especially during times of weakening economic conditions or rising interest rates. The major risks of below-investment-grade securities include:

■

Prices of below-investment-grade securities are subject to extreme price fluctuations, even under normal market conditions. Negative economic developments may have a greater impact on the prices of below-investment-grade securities than on those of other higher-rated fixed income securities. In addition, the market values of below-investment-grade securities tend to reflect individual issuer developments to a greater extent than do the market values of higher rated securities, which react primarily to fluctuations in the general level of interest rates.

■

Below-investment-grade securities may be issued by less creditworthy issuers and may be more likely to default than investment-grade securities. The issuers of below-investment-grade securities may have more outstanding debt relative to their assets than issuers of higher-grade securities. Below-investment-grade securities are vulnerable to adverse changes in the issuer’s industry and to general economic conditions. If the issuer experiences financial stress, it may not be able to pay interest and principal payments in a timely manner. The issuer’s ability to pay its debt obligations also may be lessened by specific issuer developments or the unavailability of additional financing. In the event of a default of an issuer of a below-investment-grade security, the Fund may incur expenses to the extent necessary to seek recovery or to negotiate new terms.

■

Below-investment-grade securities are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations, which could limit the Fund’s ability to fully recover principal or to receive interest payments when senior securities are in default. As a result, investors in below-investment-grade securities have a lower degree of protection with respect to principal and interest payments than do investors in higher rated securities.

■

There may be less of a market for below-investment securities and as a result they may be harder to sell at an acceptable price. Not all dealers maintain markets in all below-investment-grade securities. As a result, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its securities. Market quotations are generally available on many below-investment-grade securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. In addition, the trading volume for below-investment-grade securities is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, the Fund may have difficulty disposing of certain below-investment-grade securities due to the limit number of investors in that sector of the market. When the secondary market for below-investment-grade securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value the Fund’s securities and judgment plays a more important role in determining such valuations.

■

Below-investment-grade securities frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. During times of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and finance them with securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with lower yielding securities, which could result in a lower return for the Fund.

■

Below-investment-grade securities markets may also react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. An increase in interest rates could severely disrupt the market for below-investment-grade securities. Additionally, below-investment-grade securities may be affected by legislative and regulatory developments. These developments could adversely affect a Fund’s net asset value and investment practices, the secondary market for below-investment-grade securities, the financial condition of issuers of these securities and the value and liquidity of outstanding below-investment-grade securities, especially in a thinly traded market.

These additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund’s net asset value may be affected by declines in the value of lower-grade securities. Credit rating downgrades of a single issuer or related similar issuers

11	Oppenheimer Global Strategic Income Fund/VA

whose securities the Fund holds in significant amounts could substantially and unexpectedly increase the Fund’s exposure to below- investment-grade securities and the risks associated with them, especially liquidity and default risk.

While securities rated “Baa” by Moody’s, “BBB” by S&P or Fitch, or the similar category by the investment adviser if an unrated security, are investment-grade, they may be subject to special risks and have some speculative characteristics.

     Price Arbitrage. Because the Fund may invest in high yield bonds that may trade infrequently, investors might seek to trade fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as “price arbitrage”). If such price arbitrage were successful, it might interfere with the efficient management of the Fund’s portfolio and the Fund may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of fund shares held by other shareholders.

Event-Linked Securities.  The Fund may invest in “event-linked” securities (sometimes called “catastrophe” bonds) or in interests in trusts and other pooled entities that invest primarily or exclusively in event-linked securities, including entities sponsored and/or advised by the Manager or an affiliate. Event-linked securities are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. In some cases, the trigger event will not be deemed to have occurred unless it is of a certain magnitude (based on scientific readings) or causes a certain measurable amount of loss to the issuer, a particular industry group, or a reference index. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal and additional interest.

Event-linked securities may be issued by government agencies, insurance companies, reinsurers, and financial institutions, among other issuers, or special purpose vehicles associated with the foregoing. Often event-linked securities provide for extensions of maturity in order to process and audit loss claims in those cases when a trigger event has occurred or is likely to have occurred. An extension of maturity may increase a bond’s volatility.

Event-linked securities may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. Lack of a liquid market may result in higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked securities are typically rated by one or more nationally recognized statistical rating organizations and the Fund will only invest in event-linked securities that meet the credit quality requirements for the Fund.

Foreign Investing. The Fund may buy debt securities of issuers that are organized under the laws of a foreign country or that have a substantial portion of their operations or assets in a foreign country or countries, or that derive a substantial portion of their revenue or profits from businesses, investments or sales outside of the United States. The Fund may also invest in foreign securities that are represented in the United States securities markets by American Depository Receipts (“ADRs”) or similar depository arrangements. The Fund’s foreign debt investments can be denominated in U.S. dollars or in foreign currencies. Debt securities issued by a foreign government may not be supported by the “full faith and credit” of that government.

Risks of Foreign Investing. Securities traded in foreign markets often involve special risks not present in U.S. investments that can increase the chances the Fund will lose money. Additional information regarding certain of the risks associated with foreign investing is provided below.

■

Foreign Market Risk. If there are fewer investors in a particular foreign market, securities traded in that market may be less liquid and more volatile than U.S. securities and more difficult to price. Foreign markets may also be subject to delays in the settlement of transactions and difficulties in pricing securities. If the Fund is delayed in settling a purchase or sale transaction, it may not receive any return on the invested assets or it may lose money if the value of the security declines. It may also be more expensive for the Fund to buy or sell securities in certain foreign markets than in the United States, which may increase the Fund’s expense ratio.

■

Foreign Economy Risk. Foreign economies may be more vulnerable to political or economic changes than the U.S. economy. They may be more concentrated in particular industries or may rely on particular resources or trading partners to a greater extent. Certain foreign economies may be adversely affected by shortages of investment capital or by high rates of inflation. Changes in economic or monetary policy in the U.S. or abroad may also have a greater impact on the economies of certain foreign countries.

■

Foreign Governmental and Regulatory Risks. Foreign companies may not be subject to the same accounting and disclosure requirements as U.S. companies. As a result there may be less accurate information available regarding a foreign company’s operations and financial condition. Foreign companies may be subject to capital controls, nationalization, or confiscatory taxes. There may be less government regulation of foreign issuers, exchanges and brokers than in the United States. Some countries also have restrictions that limit foreign ownership and may impose penalties for increases in the value of the Fund’s investment. The value of the Fund’s foreign investments may be affected if it experiences difficulties in enforcing legal judgments in foreign courts.

■

Foreign Currency Risk. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. If the U.S. dollar rises in value against a foreign currency, a security denominated in that currency will be worth less in U.S. dollars and if the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency will be worth more in U.S. dollars. The dollar value of foreign investments may also be affected by exchange controls. Foreign currency exchange transactions may impose additional costs on the Fund. The Fund can also invest in derivative instruments linked to foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of derivatives linked to that foreign currency. The Sub-Adviser’s selection of foreign currency denominated investments may not perform as expected. Currency derivative investments may be particularly volatile and subject to greater risks than other types of foreign-currency denominated investments.

■

Foreign Custody Risk. There may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. There may also be an increased risk of loss of portfolio securities.

■

Time Zone Arbitrage . If the Fund invests a significant amount of its assets in foreign securities, it may be exposed to “time-zone arbitrage” attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the New York Stock Exchange that

12	Oppenheimer Global Strategic Income Fund/VA

day, when the Fund’s net asset value is calculated. If such time zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Fund’s use of “fair value pricing” under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Sub-Adviser and the Board believe to be their fair value, may help deter those activities.

■

Globalization Risks. The growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the United States or abroad, or a slowdown in the U.S. economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries.

■

Regional Focus. At times, the Fund might increase the relative emphasis of its investments in a particular region of the world. Securities of issuers in a region might be affected by changes in economic conditions or by changes in government regulations, availability of basic resources or supplies, or other events that affect that region more than others. If the Fund has a greater emphasis on investments in a particular region, it may be subject to greater risks from adverse events that occur in that region than a fund that invests in a different region or that is more geographically diversified. Political, social or economic disruptions in the region may adversely affect the values of the Fund’s holdings.

Risks of Developing and Emerging Markets. Investments in developing and emerging market countries are subject to all the risks associated with foreign investing, which may be greater for such investments. Investments in securities of issuers in developing or emerging market countries may be considered speculative. Additional information regarding certain of the risks associated with investing in developing and emerging markets is provided below.

■

Less Developed Securities Markets. Developing or emerging market countries may have less well-developed securities markets and exchanges. Consequently they have lower trading volume than the securities markets of more developed countries and may be substantially less liquid than those of more developed countries.

■

Transaction Settlement. Settlement procedures in developing or emerging markets may differ from those of more established securities markets, and settlement delays may result in the inability to invest assets or to dispose of portfolio securities in a timely manner. As a result there could be subsequent declines in the value of the portfolio security, a decrease in the level of liquidity of the portfolio or, if there is a contract to sell the security, a possible liability to the purchaser.

■

Price Volatility. Securities prices in developing or emerging markets may be significantly more volatile than is the case in more developed nations of the world, which may lead to greater difficulties in pricing securities.

■

Less Developed Governments and Economies. The governments of developing or emerging market countries may be more unstable than the governments of more developed countries. In addition, the economies of developing or emerging market countries may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Developing or emerging market countries may be subject to social, political, or economic instability. Further, the value of the currency of a developing or emerging market country may fluctuate more than the currencies of countries with more mature markets.

■

Government Restrictions. In certain developing or emerging market countries, government approval may be required for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. Other government restrictions may include confiscatory taxation, expropriation or nationalization of company assets, restrictions on foreign ownership of local companies, protectionist measures, and practices such as share blocking.

■

Privatization Programs. The governments in some developing or emerging market countries have been engaged in programs to sell all or part of their interests in government-owned or controlled enterprises. However, in certain developing or emerging market countries, the ability of foreign entities to participate in privatization programs may be limited by local law. There can be no assurance that privatization programs will be successful.

     Eurozone Investment Risks. The European Union (EU) is an economic and political union of most western European countries and a growing number of eastern European countries. One of the key mandates of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency and a common trade policy. In order to pursue this goal, member states established the Economic and Monetary Union (EMU), which sets out different stages and commitments that member states need to follow to achieve greater economic and monetary policy coordination, including the adoption of a single currency, the euro. Many member states have adopted the euro as their currency and, as a result, are subject to the monetary policies of the European Central Bank (ECB).
     The recent global economic crisis has caused severe financial difficulties for many EU countries, pushing some to the brink of insolvency and causing others to experience recession, large public debt, restructuring of government debt, credit rating downgrades and an overall weakening of banking and financial sectors. Some of those countries have depended on, and may continue to be dependent on, the assistance from others such as the ECB, the International Monetary Fund, or other governments and institutions to address those issues. Failure by one or more EU countries to implement reforms or attain a certain performance level imposed as a condition of assistance, or an insufficient level of assistance, could deepen or prolong the economic downturn which could have a significant adverse effect on the value of investments in those and other European countries. By adopting the euro as its currency, members of the EMU are subject to fiscal and monetary controls that could limit to some degree the ability to implement their own economic policies. Additionally, EMU member countries could voluntarily abandon the euro or involuntarily be forced out of the euro, including by way of a partial or complete dissolution of the monetary union. The effects of such outcomes on the rest of the Eurozone and global markets as a whole are unpredictable, but are likely to be negative, including adversely impacted market values of Eurozone and various other securities and currencies, redenomination of certain securities into less valuable local currencies, and more volatile and illiquid markets. Under such circumstances, investments denominated in euros or replacement currencies may be difficult to value, the ability to operate an investment strategy in connection with euro-denominated securities may be significantly impaired and the value of euro-denominated investments may decline significantly and unpredictably.

Derivative Investments. The Fund can invest in “derivative” instruments. A derivative is an instrument whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency.  Derivatives may allow the Fund to increase or decrease its exposure to certain markets or risks.

13	Oppenheimer Global Strategic Income Fund/VA

The Fund may use derivatives to seek to increase its investment return or for hedging purposes. The Fund is not required to use derivatives in seeking its investment objective or for hedging and might not do so.

Options, futures, forward contracts, swaps, “structured” notes, certain mortgage-related securities and event-linked bonds are some of the derivatives that the Fund may use. The Fund may also use other types of derivatives that are consistent with its investment strategies or hedging purposes.

“Structured” Notes. “Structured” notes are specially-designed derivative debt instruments. The terms of the instrument may be determined or “structured” by the purchaser and the issuer of the note. Payments of principal or interest on these notes may be linked to the value of an index (such as a currency or securities index), one or more securities, a commodity or the financial performance of one or more obligors. The value of these notes will normally rise or fall in response to the changes in the performance of the underlying security, index, commodity or obligor.

     Risks of “Structured” Notes. Structured notes are subject to interest rate risk. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or obligor. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult to value them or sell them at an acceptable price. In some cases, the Fund may enter into agreements with an issuer of structured notes to purchase a minimum amount of those notes over time.

In some cases, the Fund may invest in structured notes that pay an amount based on a multiple of the relative change in value of the underlying investment or index. This type of note increases the potential for income but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Credit Default Swaps. A credit default swap enables an investor to buy or sell protection against a credit event with respect to an issuer, such as an issuer’s failure to make timely payments of interest or principal on its debt obligations, bankruptcy or restructuring. A credit default swap may be embedded within a structured note or other derivative instrument.

Generally, if the Fund buys credit protection using a credit default swap, the Fund will make fixed payments to the counterparty and if a credit event occurs with respect to the applicable issuer, the Fund will deliver the issuer’s defaulted bonds underlying the swap to the swap counterparty and the counterparty will pay the Fund par for the bonds. If the Fund sells credit protection using a credit default swap, generally the Fund will receive fixed payments from the counterparty and if a credit event occurs with respect to the applicable issuer, the Fund will pay the swap counterparty par for the issuer’s defaulted bonds and the swap counterparty will deliver the bonds to the Fund. Alternatively, a credit default swap may be cash settled and the buyer of protection would receive the difference between the par value and the market value of the issuer’s defaulted bonds from the seller of protection. If the credit default swap is on a basket of issuers, the notional value of the swap is reduced by the amount represented by that issuer, and the fixed payments are then made on the reduced notional value.

         Risks of Credit Default Swaps. Credit default swaps are subject to credit risk of the underlying issuer and to counterparty credit risk. If the counterparty fails to meet its obligations, the Fund may lose money. Credit default swaps are also subject to the risk that the Fund will not properly assess the risk of the underlying issuer. If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. If the Fund is buying credit protection, there is a risk that no credit event will occur and the Fund will receive no benefit for the premium paid.

Interest Rate Swaps.  In an interest rate swap, the Fund and another party exchange the right to receive interest payments. For example, they might swap the right to receive floating rate payments based on a reference rate for the right to receive fixed rate payments. An interest rate swap enables an investor to buy or sell protection against changes in an interest rate. An interest rate swap may be embedded within a structured note or other derivative instrument.

         Risks of Interest Rate Swaps. Interest rate swaps are subject to interest rate risk and credit risk. An interest rate swap transaction could result in losses if the underlying asset or reference rate does not perform as anticipated. Interest rate swaps are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.

Total Return Swaps. In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or asset or basket of securities or assets or a non-asset reference such as a securities or other type of index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference.

     Risks of Total Return Swaps. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.

Currency Swaps. In a currency swap, the Fund and another party agree to exchange different currencies at contract inception that are equivalent to a notional value, or agree to exchange periodic payments that are based on interest rates available in the respective currencies at contract inception. In an agreement to exchange currencies at contract inception, the contract also includes an agreement to reverse the exchange of the same notional values of those currencies at contract termination. Other currency swap contracts may not provide for exchanging the different currencies at all, and only for exchanging interest cash flows based on the notional value in the contract.

    Risks of Currency Swaps. Currency swaps entail both credit risk and liquidity risk. A loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. It may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in losses to the Fund.

Swap Transactions. Under financial reform legislation currently being implemented, certain types of swaps are (or soon will be) required to be executed on a regulated market and/or cleared through a clearinghouse, which may affect counterparty risk and other risks faced by

14	Oppenheimer Global Strategic Income Fund/VA

the Fund, and could result in increased margin requirements and costs for the Fund. Swap agreements are privately negotiated in the over- the-counter market and may be entered into as a bilateral contract or may be centrally cleared. In a cleared swap, immediately following execution of the swap agreement, the swap agreement is submitted for clearing to a clearing house, and the Fund faces the clearinghouse by means of a Fund account with a futures commission merchant that is a member of the clearinghouse. Because the regulations regarding centrally cleared swaps have not yet been fully implemented, the scope of potential risks, including risks relating to the use of clearinghouses and futures commission merchants, is unclear.

     Hedging. Hedging transactions are intended to reduce the risks of securities in the Fund’s portfolio. At times, however, a hedging instrument’s value might not be correlated with the investment it is intended to hedge, and the hedge might be unsuccessful. If the Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, the strategy could reduce its return or create a loss.

     Foreign Currency Forwards and Options. Foreign currency forward contracts are used to buy or sell foreign currency for future delivery at a fixed price. They are used to lock in the U.S. dollar price of a security denominated in a foreign currency, or to protect against possible losses from changes in the relative value of the U.S. dollar against a foreign currency. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, which could result in losses on those contracts and additional transaction costs. The use of forward contracts could reduce performance if there are unanticipated changes in currency prices. Options on foreign currencies may be used to try to protect against declines in the U.S. dollar value of foreign securities the Fund owns and against increases in the dollar cost of foreign securities the Fund anticipates buying. Options on foreign currencies are affected by the factors that influence foreign exchange rates and investments generally. The Fund’s ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market, and there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

     Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. The underlying security, obligor or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. For some derivatives, it is possible to lose more than the amount invested in the derivative investment. In addition, some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and may increase portfolio turnover. Derivatives are subject to credit risk, since the Fund may lose money on a derivative investment if the issuer or counterparty fails to pay the amount due. As a result of these risks, the Fund could realize little or no income or lose money from the investment, or the use of a derivative for hedging might be unsuccessful.

In addition, under financial reform legislation currently being implemented, certain over-the-counter derivatives, including certain interest rate swaps and certain credit default swaps, are (or soon will be) required to be executed on a regulated market and/or cleared through a clearinghouse, which may result in increased margin requirements and costs for the Fund. It is unclear how these regulatory changes will affect counterparty risk, and entering into a derivative transaction that is cleared may entail further risks and costs, including the counterparty risk of the clearinghouse and the futures commission merchant through which the Fund accesses the clearinghouse.

Commodity-Linked Derivatives. A commodity-linked derivative is a derivative instrument whose value is linked to the price movement of a commodity, commodity index, or commodity option or futures contract. The value of some commodity-linked derivatives may be based on a multiple of those price movements. The Fund is subject to legal requirements, applicable to all mutual funds, that are designed to reduce the effects of any leverage created by the use of derivative instruments.

Commodity-Linked Notes. A commodity-linked note is a derivative instrument that has characteristics of both a debt security and a commodity-linked derivative. It typically makes interest payments like a debt security and at maturity the principal payment is linked to the price movement of a commodity, commodity index, or commodity option or futures contract. Commodity-linked notes are typically issued by a bank, other financial institution or a commodity producer, and the Fund negotiates with the issuer to obtain specific terms and features that are tailored to the Fund’s investment needs.

Commodity-linked notes may be principal-protected, partially-protected, or offer no principal protection. A principal-protected commodity-linked note means that the issuer will pay, at a minimum, the par value of the note at maturity. With a partially-protected or no-principal-protection commodity-linked note, the Fund may receive at maturity an amount less than the note’s par value if the commodity, index or other economic variable value to which the note is linked declines over the term of the note.

     Risks of Commodity-Linked Investments. Investments linked to the prices of commodities are considered speculative. The commodity-linked instruments in which the Fund invests have substantial risks, including risk of loss of a significant portion of their principal value. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods due to a variety of factors, including: changes in supply and demand relationships, weather, agriculture, fiscal and exchange control programs, disease, pestilence, and international economic, political, military and regulatory developments. These events might have less impact on the values of stocks and bonds and can make commodity-linked investments more volatile than other types of investments.

Commodity markets are also subject to temporary distortions and other disruptions due to lack of liquidity, the participation of speculators, and government regulation, among other factors. U.S. futures exchanges and some foreign exchanges limit the amount of fluctuation in futures contract prices that may occur in a single business day (generally referred to as “daily price fluctuation limits”). The maximum or minimum price of a contract as a result of these limits is referred to as a “limit price.” If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices may have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices and could adversely affect the value of commodity-linked investments.

Investments in the Fund’s Wholly-Owned Subsidiary. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts), and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions.

Investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code (“Subchapter M”). Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities

15	Oppenheimer Global Strategic Income Fund/VA

(typically referred to as “qualifying income”). Income from certain of the commodity-linked derivatives in which the Fund invests may not be treated as “qualifying income” for purposes of the 90% income requirement. The Fund has received a private letter ruling from the Internal Revenue Service confirming that income from the Fund’s investment in the Subsidiary constitutes “qualifying income” for purposes of Subchapter M.

The tax treatment of commodity-related investments and income from the Subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. Should the IRS take action that adversely affects the tax treatment of investing in commodity-linked notes or the Subsidiary, it could limit the Fund’s ability to invest in commodity-related investments, and the Fund may incur transaction and other costs to comply with any new or additional guidance from the IRS.

Investments in Pooled Investment Entities that Invest in Loans. The Fund can also buy interests in trusts and other pooled entities (including other investment companies) that invest primarily or exclusively in loan obligations, including entities sponsored or advised by the Manager or an affiliate. The Fund will be subject to the pooled entity’s credit risks as well as the credit risks of the underlying loans. The loans underlying these investments may include loans to foreign or U.S. borrowers, may be collateralized or uncollateralized and may be rated investment grade or below or may be unrated.

These investments are subject to the risk of default by the borrower, interest rate and prepayment risk, as well as credit risks of the pooled entity that holds the loan obligations.

The Sub-Adviser expects that from time to time investments in such pooled entities may exceed 15% of the Fund’s net assets.

Special Considerations of Senior Loans. Typically, Senior Loans have higher recoveries than other debt obligations, because in most instances they take preference over subordinated debt obligations and common stock with respect to payment of interest and principal. However, the Fund is subject to the risk that the borrower under a Senior Loan will default on scheduled interest or principal payments. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates (which will increase the cost of the borrower’s debt service as the interest rate on its Senior Loan is upwardly adjusted). The Fund may own a debt obligation of a borrower that is about to become insolvent. The Fund can also purchase debt obligations that are issued in connection with a restructuring of the borrower under bankruptcy laws.

Interest Rates. The Senior Loans in which the Fund invests have floating or adjustable interest rates. For that reason, the Sub-Adviser expects that when interest rates change, the values of Senior Loans will fluctuate less than the values of fixed-rate debt securities, and that the net asset values of the Fund’s shares will fluctuate less than the shares of funds that invest mainly in fixed-rate debt obligations. However, the interest rates of some Senior Loans adjust only periodically. Between the times that interest rates on Senior Loans adjust, the interest rates on those Senior Loans may not correlate to prevailing interest rates. That will affect the value of the loans and may cause the net asset values of the Fund’s shares to fluctuate.

Prepayment. The Fund has no limits as to the maturity of Senior Loans it may purchase. Senior Loans in general have a stated term of between five and seven years. However, because Senior Loans typically amortize principal over their stated life and frequently are prepaid, their average credit exposure is expected to be two to three years. Senior Loans usually have mandatory and optional prepayment provisions. If a borrower prepays a Senior Loan, the Fund will have to reinvest the proceeds in other Senior Loans or securities that may pay lower interest rates. However, prepayment and facility fees the Fund receives may help reduce any adverse impact on the Fund’s yield. Because the interest rates on Senior Loans adjust periodically, the Sub-Adviser believes that the Fund should generally be able to reinvest prepayments in Senior Loans that have yields similar to those that have been prepaid.

Subordination. Senior Loans typically hold the most senior position in a borrower’s capital structure. They may include loans that hold the most senior position, loans that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Sub-Adviser, in the category of senior debt of the borrower. Borrowers typically are required contractually to pay the holders of Senior Loans before they pay the holders of subordinated debt, trade creditors, and preferred or common shareholders and give the holders of Senior Loans a claim on some or all of the borrower’s assets that is senior to that of subordinated debt, preferred stock and common stock of the borrower in the event that the borrower defaults or becomes bankrupt. Senior Loans are subject to the risk that a court could subordinate a Senior Loan to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans.

That senior position in the borrower’s capital structure typically gives the holders of Senior Loans a claim on some or all of the borrower’s assets that is senior to that of subordinated debt, preferred stock and common stock of the borrower in the event that the borrower defaults or becomes bankrupt.

Collateral. Most of the Senior Loans that the Fund will purchase will be fully collateralized with one or more of (1) working capital assets, such as accounts receivable and inventory, (2) tangible fixed assets, such as real property, buildings and equipment, (3) intangible assets such as trademarks or patents, or (4) security interests in shares of stock of the borrower or its subsidiaries or affiliates. In the case of loans to a non-public company, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. However, the value of the collateral may decline after the Fund buys the Senior Loan, particularly if the collateral consists of equity securities of the borrower or its affiliates. If a borrower defaults, insolvency laws may limit the Fund’s access to the collateral, or the lenders may be unable to liquidate the collateral. A bankruptcy court might find that the collateral securing the Senior Loan is invalid or require the borrower to use the collateral to pay other outstanding obligations. If the collateral consists of stock of the borrower or its subsidiaries, the stock may lose all of its value in the event of a bankruptcy, which would leave the Fund exposed to greater potential loss.

If a borrower defaults on a collateralized Senior Loan, the Fund may receive assets other than cash or securities in full or partial satisfaction of the borrower’s obligation under the Senior Loan. Those assets may be illiquid, and the Fund might not be able to realize the benefit of the assets for legal, practical or other reasons. The Fund might hold those assets until the Sub-Adviser determines it is appropriate to dispose of them. If the collateral becomes illiquid or loses some or all of its value, the collateral may not be sufficient to protect the Fund in the event of a default of scheduled interest or principal payments.

16	Oppenheimer Global Strategic Income Fund/VA

The Fund can invest in Senior Loans that are not secured by any specific collateral of the borrower. If the borrower is unable to pay interest or defaults in the payment of principal, there will be no collateral on which the Fund can foreclose. Therefore, these loans present greater risks than collateralized Senior Loans. The Fund applies the same investment and credit standards to unsecured Senior Loans as to secured Senior Loans, except for collateral requirements.

Highly Leveraged Transactions and Insolvent Borrowers. The Fund can invest in Senior Loans made in connection with highly leveraged transactions. These transactions may include operating loans, leveraged buyout loans, leveraged capitalization loans and other types of acquisition financing. Those Senior Loans are subject to greater credit risks than other Senior Loans. Highly leveraged Senior Loans and Senior Loans in default also may be less liquid than other Senior Loans. If the Fund voluntarily or involuntarily sold those types of Senior Loans, it might not receive the full value it expected. The market for illiquid securities is more volatile than the market for liquid securities and it may be more difficult to obtain accurate valuations for the Fund’s investments.
     The Fund can also invest in Senior Loans of borrowers that are experiencing, or are likely to experience, financial difficulty. In addition, the Fund can invest in Senior Loans of borrowers that have filed for bankruptcy protection or that have had involuntary bankruptcy petitions filed against them by creditors. Various laws enacted for the protection of debtors may apply to Senior Loans. A bankruptcy proceeding against a borrower could delay or limit the ability of the Fund to collect the principal and interest payments on that borrower’s Senior Loans. If a lawsuit is brought by creditors of a borrower under a Senior Loan, a court or a trustee in bankruptcy could take certain actions that would be adverse to the Fund. For example:

■

Other creditors might convince the court to set aside a Senior Loan or the collateralization of the loan as a “fraudulent conveyance” or “preferential transfer.” In that event, the court could recover from the Fund the interest and principal payments that the borrower made before becoming insolvent. There can be no assurance that the Fund would be able to prevent that recapture.

■

A bankruptcy court may restructure the payment obligations under the Senior Loan so as to reduce the amount to which the Fund would be entitled.

■

The court might discharge the amount of the Senior Loan that exceeds the value of the collateral.

■

The court could subordinate the Fund’s rights to the rights of other creditors of the borrower under applicable law.

Restrictive Loan Covenants. Borrowers must comply with various restrictive covenants typically contained in loan agreements. They may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. They may include requirements that the borrower prepay the loan with any free cash flow. A break of a covenant that is not waived by the agent bank (or the lenders) is normally an event of default that provides the agent bank or the lenders the right to call the outstanding amount on the loan. If a lender accelerates the repayment of a Senior Loan because of the borrower’s violation of a restrictive covenant under the loan agreement, the borrower might default in payment of the loan.
Limited Secondary Market for Senior Loans. Due to restrictions on transfers in loan agreements and the nature of the private syndication of Senior Loans, some Senior Loans are not as easily purchased or sold as publicly-traded securities. As a result, some Senior Loans are illiquid, which means that the Fund may be limited in its ability to sell those Senior Loans at an acceptable price when it wants to in order to generate cash, avoid losses or to meet repurchase requests.
Possible Limited Availability of Senior Loans. Direct investments in Senior Loans and, to a lesser degree, investments in participation interests in or assignments of Senior Loans may be limited. The limited availability may be due to a number of factors. Direct lenders may allocate only a small number of Senior Loans to new investors, including the Fund. There may be fewer loans available for investment that meet the Fund’s credit standards, particularly in times of economic downturns. Also, lenders or agents may have an incentive to market the less desirable Senior Loans to investors such as the Fund while retaining attractive loans for themselves. This would reduce the amount of attractive investments for the Fund. If market demand for Senior Loans increases, the interest paid by Senior Loans that the Fund holds may decrease.
Delayed Settlement. Compared to securities and to certain other types of financial assets, purchases and sales of Senior Loans take relatively longer to settle. This is partly due to the nature of Senior Loans, which require a written assignment agreement and various ancillary documents for each transfer, and frequently require discretionary consents from both the borrower and the administrative agent. In addition, recent regulatory changes have increasingly caused dealers to insist on matching their purchases and sales, which can lead to delays in the Fund’s settlement of a purchase or sale in circumstances where the dealer’s corresponding transaction with another party is delayed. Dealers will also sometimes sell Senior Loans short, and hold their trades open for an indefinite period while waiting for a price movement or looking for inventory to purchase.
This extended settlement process can (i) increase the counterparty credit risk borne by the Fund; (ii) leave the Fund unable to timely vote, or otherwise act with respect to, Senior Loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a Senior Loan; (iv) inhibit the Fund’s ability to re-sell a Senior Loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences.

Floating or Adjustable Rate Loans. The Senior Loans the Fund invests in are “floating” or adjustable rate loans. The base rate usually is a benchmark that “floats” or changes to reflect current interest rates, such as:

■

the prime rate offered by one or more major U.S. banks (referred to as the “Prime Rate”), or

■

the London Inter-Bank Offered Rate (“LIBOR”).

The applicable rate is defined in the loan agreement. Borrowers tend to select the base lending rate that results in the lowest interest cost, and the rate selected may change from time to time. If the benchmark interest rate on a Senior Loan changes, the rate payable to lenders under the Senior Loan will, in turn, change at the next scheduled adjustment date. If the benchmark rate increases, the Fund would earn interest at a higher rate on that Senior Loan after the next scheduled adjustment date. If the benchmark rate decreases, the Fund would earn interest at a lower rate on that Senior Loan after the next scheduled adjustment date.
     Interest rates may adjust daily, monthly, quarterly, semi-annually or annually. The Fund may use interest rate swap agreements and other hedging practices to shorten the effective interest rate adjustment period of a Senior Loan.

Recourse. When the Fund invests in loans as an original lender it will have direct recourse against the borrower in the event of a failure to pay scheduled principal or interest. When it purchases a loan by assignment, it typically succeeds to whatever rights the assigning lender

17	Oppenheimer Global Strategic Income Fund/VA

had under the loan agreement, which may provide that the Fund can enforce the terms of the agreement and may provide that the Fund may have rights with respect to any funds acquired by the borrower’s other lenders. When the Fund buys a Participation Interest, it assumes the credit risk of both the borrower and the lender selling the Participation Interest. Therefore, the Fund’s rights under a participation interest for a particular loan may be more limited than the rights of the original lender or an investor who acquires an assignment of that loan. The Fund generally will have no right of direct recourse against the borrower or ability to otherwise directly enforce the terms of the loan agreement.
Participation Interests. The Fund may act as one of the original lenders originating a Senior Loan, or it may purchase assignments of interests in Senior Loans, or it may invest in participation interests in Senior Loans. Participation interests represent an undivided fractional interest in a loan. They are typically purchased from banks or dealers that have made the loan or are members of the loan syndicate.
Credit Quality Standards for Senior Loans. Rating organizations, such as S&P or Moody’s, rate debt obligations by rating the issuer, after evaluating the issuer’s financial soundness. Generally, the lower the investment rating, the more risky the investment. Debt securities rated below “BBB-” by S&P or “Baa3” by Moody’s are commonly referred to as “high risk” securities or, in the case of bonds, “junk bonds.” Senior Loans rated “B” are below investment grade and are regarded by rating organizations as predominantly speculative with respect to the borrower’s ability to repay interest and principal when due over a long period. While securities rated Baa by Moody’s or BBB by S&P are considered to be “investment grade,” they have some speculative characteristics.
     The Fund may invest in Senior Loans that are rated both investment grade and below-investment grade by different rating organizations. An apppendix to the Fund’s Statement of Additional Information includes the definitions of the rating categories of the principal rating organizations.

Other Investment Strategies and Risks. The Fund can also use the investment techniques and strategies described below. The Fund might not use all of these techniques or strategies or might only use them from time to time.

Diversification and Concentration. The Fund is a diversified fund. It attempts to reduce its exposure to the risks of individual securities by diversifying its investments across a broad number of different issuers. The Fund will not concentrate its investments in issuers in any one industry. At times, however, the Fund may emphasize investments in some industries or sectors more than others. The prices of securities of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in response to events affecting that industry or sector. The Securities and Exchange Commission has taken the position that investment of more than 25% of a fund’s total assets in issuers in the same industry constitutes concentration in that industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies; however, securities issued by any one foreign government are considered to be part of a single “industry.”

Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Fund’s investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act of 1940 that apply to publicly-sold mutual funds.

Failure by the Fund to meet those special requirements could cause earnings on a contract owner’s interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Fund’s investment decisions in a way that could reduce its performance.

Common Stock and Other Equity Investments. Equity securities include common stock, preferred stock, rights, warrants and certain securities that are convertible into common stock. Equity investments may be exchange-traded or over-the-counter securities.

The value of the Fund’s portfolio may be affected by changes in the stock markets. Stocks and other equity securities fluctuate in price in response to changes to equity markets in general. Stock markets may experience significant short-term volatility and may fall sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

The prices of equity securities generally do not all move in the same direction at the same time. For example, “growth” stocks may perform well under circumstances in which “value” stocks in general have fallen. A variety of factors can affect the price of a particular company’s stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry. To the extent that securities of a particular type are emphasized, for example foreign stocks, stocks of small- or mid-cap companies, growth or value stocks, or stocks of companies in a particular industry, its share value may fluctuate more in response to events affecting the market for those types of securities.

■

Common stock represents an ownership interest in a company. It ranks below preferred stock and debt securities in claims for dividends and in claims for assets of the issuer in a liquidation or bankruptcy.

■

Preferred stock has a set dividend rate and ranks ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. The dividends on preferred stock may be cumulative (they remain a liability of the company until paid) or non-cumulative. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. If prevailing interest rates rise, the fixed dividend on preferred stock may be less attractive, which may cause the price of preferred stock to decline.

■

Warrants are options to purchase equity securities at specific prices that are valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and can be more volatile than the price of the underlying securities. If the market price of the underlying security does not exceed the exercise price during the life of the warrant, the warrant will expire worthless and any amount paid for the warrant will be lost. The market for warrants may be very limited and it may be difficult to sell a warrant promptly at an acceptable price. Rights are similar to warrants, but normally have a short duration and are distributed directly

18	Oppenheimer Global Strategic Income Fund/VA

by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

■

Convertible securities can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. Some convertible debt securities may be considered “equity equivalents” because of the feature that makes them convertible into common stock. Convertible securities may offer the Fund the ability to participate in stock market movements while also seeking some current income. Convertible securities may provide more income than common stock but they generally provide less income than comparable non-convertible debt securities. Most convertible securities will vary, to some extent, with changes in the price of the underlying common stock and are therefore subject to the risks of that stock. In addition, convertible securities may be subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. However, credit ratings of convertible securities generally have less impact on the value of the securities than they do for non-convertible debt securities. Some convertible preferred stocks have a mandatory conversion feature or a call feature that allows the issuer to redeem the stock on or prior to a mandatory conversion date. Those features could diminish the potential for capital appreciation on the investment.

Investments in Mining Securities and Metal Investments. The Fund may invest directly in, or indirectly through the Subsidiary or by means of derivative instruments, securities issued by companies that are involved in mining or processing or dealing in gold or other metals or minerals. These securities are described as “Mining Securities.” The Fund may also invest up to 10% of its total assets in gold or silver bullion, in other precious metals, in metals naturally occurring with precious metals, in certificates representing an ownership interest in those metals, and in gold or silver coins. These investments are referred to as “Metal Investments.” While the Fund may hold gold or silver coins that have an active, quoted trading market, it will not hold them for their value as “collectibles.” The Fund’s investment in Gold ETFs is subject to this investment restriction.

     Risks of Investments in Mining Securities and Metal Investments. Investments in Mining Securities and Metal Investments involve additional risks and considerations not typically associated with other types of investments: (1) the risk of substantial price fluctuations of gold and precious metals; (2) the concentration of gold supply is mainly in five territories (South Africa, Australia, the Commonwealth of Independent States (the former Soviet Union), Canada and the United States), and the prevailing economic and political conditions of these countries may have a direct effect on the production and marketing of gold and sales of central bank gold holdings; (3) unpredictable international monetary policies, economic and political conditions; (4) possible U.S. governmental regulation of Metal Investments, as well as foreign regulation of such investments; and (5) possible adverse tax consequences for the Fund in making Metal Investments, if it fails to qualify as a “regulated investment company” under the Internal Revenue Code.

To the extent the Fund invests in gold or silver bullion, it will earn no income. However, the Fund may realize gains as a result of the sale of those investments after an appreciation in the market price and such investments may incur higher storage and custody costs as compared to purchasing, holding and selling more traditional investments.

Investments in metals entail the risk that the Fund might not qualify as a “regulated investment company,” under the Internal Revenue Code because any gains from the sale of those investments would not constitute “qualifying income” under Subchapter M of the Code. As explained further under “Investments in the Fund’s Wholly-Owned Subsidiary” in this prospectus, Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from qualifying sources. The “Taxes” section in this prospectus and “Distributions and Taxes” section in the Statement of Additional Information provides additional information about the Fund’s tax implications.

Investing in Gold ETFs. Shares of Gold ETFs generally represent units of fractional undivided beneficial interests in a trust. The shares are intended to reflect the performance of the price of gold bullion. Because a Gold ETF has operating expenses and transaction and other costs (including storage and insurance costs) while the price of gold bullion does not, a Gold ETF will sell gold from time to time to pay expenses. This will reduce the amount of gold represented by each Gold ETF share, irrespective of whether the trading price of the shares rises or falls in response to changes in the price of gold. An investment in a Gold ETF is subject to all of the risks of investing directly in gold bullion, including tax risks. In addition, the market value of the shares of the Gold ETF may differ from their net asset value because the supply and demand in the market for shares of the Gold ETF at any point in time is not always identical to the supply and demand in the market for the underlying assets. Gold ETFs also have management fees that are part of their costs, and the Fund will indirectly bear its proportionate share of those costs. Under certain circumstances, a Gold ETF could be terminated. Should termination occur, the Gold ETF could have to liquidate its holdings at a time when the price of gold is falling.

Municipal Securities. The Fund may invest in municipal securities. Municipal securities are fixed-income securities primarily issued by states, cities, counties and other governmental entities in the United States to raise money for a variety of public or private purposes, including financing state or local governments, financing specific projects, or financing public facilities. The interest received from most municipal bonds is exempt from federal, state or local income taxes in the municipalities where the bonds are issued, however the Fund can invest in municipal securities because the portfolio managers believe they offer attractive yields relative to the yields and risks of other debt securities, rather than to seek tax-exempt interest income for distribution to shareholders.

Risks of Investing in Municipal Securities. Municipal securities may be subject to interest rate risk and credit risk.   The value of the Fund’s investment in municipal securities will be highly sensitive to events affecting the fiscal stability of the states, municipalities, agencies, authorities and other instrumentalities that issue the municipal securities. In particular, economic, legislative, regulatory or political developments affecting the ability of a state’s issuers to pay interest or repay principal may significantly affect the value of the Fund’s investments in these securities. These developments can include or arise from, for example, insolvency of an issuer, uncertainties related to the tax status of municipal securities, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, or changes in the credit ratings assigned to the state’s municipal issuers. Other occurrences, such as catastrophic natural disasters, can also adversely affect a state’s fiscal stability. The recent national economic crisis, among other factors, has caused deterioration in the economies of many states, resulting in an adverse impact on states’ spending, revenues and state budgets that has caused many states to operate under significant financial stress.

19	Oppenheimer Global Strategic Income Fund/VA

When-Issued and Delayed-Delivery Transactions. The Fund may purchase securities on a “when-issued” basis and may purchase or sell such securities on a “delayed-delivery” basis. When-issued and delayed-delivery securities are purchased at a price that is fixed at the time of the transaction, with payment and delivery of the security made at a later date. When purchasing securities in this manner, during the period between purchase and settlement, the Fund makes no payment to the issuer (or seller) of the security and no interest accrues to the Fund from the investment.

The securities are subject to changes in value from market fluctuations during the period until settlement and the value of the security on the delivery date may be more or less than the Fund paid. The Fund may lose money if the value of the security declines below the purchase price.

Repurchase Agreements. The Fund may also enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it back to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the seller fails to pay the repurchase price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. If the default on the part of the seller is due to its bankruptcy, the Fund’s ability to liquidate the collateral may be delayed or limited.

Illiquid and Restricted Securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as “illiquid” securities. Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their resale are referred to as “restricted securities.” Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.

     The Fund will not invest more than 15% of its net assets in illiquid securities. The Fund’s holdings of illiquid securities are monitored on an ongoing basis to determine whether to sell any of those securities to maintain adequate liquidity.

Master Limited Partnerships. The Fund may invest in publicly traded limited partnerships known as “master limited partnerships” or MLPs. MLPs issue units that are registered with the Securities and Exchange Commission and are freely tradable on a securities exchange or in the over-the-counter market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP. MLPs are typically real estate, oil and gas and equipment leasing vehicles, but they also finance movies, research and development, and other projects.

Conflicts of Interest. The investment activities of the Manager, the Sub-Adviser and their affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager, the Sub-Adviser or their affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another fund or account holding investment positions that are adverse to the Fund’s investment strategies or activities. Other funds or accounts advised by the Manager, the Sub-Adviser or their affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the Fund’s investment strategies may be adversely affected. The Fund’s investment performance will usually differ from the performance of other accounts advised by the Manager, the Sub-Adviser or their affiliates and the Fund may experience losses during periods in which other accounts they advise achieve gains. The Manager and the Sub-Adviser have adopted policies and procedures designed to address potential identified conflicts of interest, however, such policies and procedures may also limit the Fund’s investment activities and affect its performance.

The Fund offers its shares to separate accounts of different insurance companies, as an investment for their variable annuity contracts, variable life insurance policies and other investment products. While the Fund does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Fund through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

Investments in Oppenheimer Institutional Money Market Fund. The Fund can invest its free cash balances in Class E shares of Oppenheimer Institutional Money Market Fund to provide liquidity or for defensive purposes. The Fund invests in Oppenheimer Institutional Money Market Fund, rather than purchasing individual short-term investments, to seek a higher yield than it could obtain on its own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, and is part of the Oppenheimer family of funds. It invests in a variety of short-term, high-quality, dollar-denominated money market instruments issued by the U.S. government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to the Fund directly. At the time of an investment, the Fund cannot always predict what the yield of the Oppenheimer Institutional Money Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As a shareholder, the Fund will be subject to its proportional share of the expenses of Oppenheimer Institutional Money Market Fund’s Class E shares, including its advisory fee. However, the Manager will waive a portion of the Fund’s advisory fee to the extent of the Fund’s share of the advisory fee paid to the Manager by Oppenheimer Institutional Money Market Fund.

Investments in Other Investment Companies. The Fund can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds, unit investment trusts and business development companies subject to the limits of the Investment Company Act. One reason the Fund might do so is to gain exposure to segments of the markets represented by another fund, at times when the Fund might not be able to buy the particular type of securities directly. As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company’s expenses, including its advisory and administration expenses. The Fund does not intend to invest in other investment companies unless it is believed that the potential benefits of the investment justify the

20	Oppenheimer Global Strategic Income Fund/VA

expenses. The Fund’s investments in the securities of other investment companies are subject to the limits that apply to those types of investments under the Investment Company Act.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its total assets in investments that may be inconsistent with the Fund’s principal investment strategies. Generally, the Fund would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments in which Oppenheimer Institutional Money Market Fund invests or in other short-term U.S. government securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests in these securities, it might not achieve its investment objective.

Portfolio Turnover. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. The Financial Highlights table at the end of this prospectus shows the Fund’s portfolio turnover rates during past fiscal years.

Changes To The Fund’s Investment Policies. The Fund’s fundamental investment policies cannot be changed without the approval of a majority of the Fund’s outstanding voting shares, however, the Fund’s Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund’s investment objective is not a fundamental policy. Investment restrictions that are fundamental policies are listed in the Fund’s Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

Portfolio Holdings. The Fund’s portfolio holdings are included in its semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Schedule of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund’s first and third fiscal quarters. Therefore, the Fund’s portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters. In addition, the Fund’s portfolio holdings information, as of the end of each calendar month, may be posted and available on the Fund’s website no sooner than 30 days after the end of each calendar month.

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s Statement of Additional Information.

How the Fund is Managed

THE MANAGER AND THE SUB-ADVISER. OFI Global Asset Management, Inc., the Manager, is a wholly-owned subsidiary of OppenheimerFunds, Inc. The Manager oversees the Fund’s investments and its business operations. OppenheimerFunds, Inc., the Sub-Adviser, chooses the Fund’s investments and provides related advisory services. The Manager carries out its duties, subject to the policies established by the Fund’s Board, under an investment advisory agreement with the Fund that states the Manager’s responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business. The Sub-Adviser has a sub-advisory agreement with the Manager and is paid by the Manager.

The Manager has been an investment adviser since 2012. The Sub-Adviser has been an investment adviser since 1960. The Manager and the Sub-Adviser are located at 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% on the next $200 million, 0.50% of the next $4 billion, and 0.48% of average annual net assets over $5 billion, calculated on the daily net assets of the Fund. Under the sub-advisory agreement, the Manager pays the Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers) that it receives from the Fund as compensation for the provision of the investment advisory services. The Fund’s advisory fee for the fiscal year ended December 31, 2014 was 0.58% of average annual net assets, before any applicable waivers.

The Manager also receives advisory fees directly from the Fund’s wholly-owned Subsidiary. The Manager has voluntarily agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This waiver will continue to be in effect for so long as the Fund invests in the Subsidiary, and may not be terminated unless termination is approved by the Fund’s Board.

The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 0.75% Non-Service Shares and 1.00% for Service Shares as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may be amended or withdrawn at any time without prior notice to shareholders.

After discussions with the Fund’s Board, the Manager has contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in funds managed by the Manager or its affiliates. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board.

The Fund’s other annual operating expenses may vary in future years. A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory arrangements is available in the Fund’s Annual Report to shareholders for the year ended December 31, 2014.

21	Oppenheimer Global Strategic Income Fund/VA

Portfolio Managers.  The Fund’s portfolio is managed by Michael Mata, the lead portfolio manager, Krishna Memani, and Hemant Baijal, who are primarily responsible for the day-to-day management of the Fund’s investments. Mr. Mata has been a portfolio manager and Vice President of the Fund since November 2014. Mr. Memani has been a portfolio manager and Vice President of the Fund since April 2009. Mr. Baijal has been a portfolio manager of the Fund since March 2015.

     Mr. Mata has been a Senior Vice President of the Sub-Adviser and the Head of Multi-Sector Fixed Income since July 2014. Mr. Mata was a portfolio manager with ING Investment Management and Head of Multi-Sector Fixed-Income from August 2004 to December 2013, managing the Global Bond and Core Plus strategies and the macro and quantitative research teams, along with the emerging markets sovereign team. Mr. Mata was a Senior Vice President and Senior Risk Manager at Putnam Investments from March 2000 to August 2004, and a Vice President and Risk Manager for Fixed Income Trading at Lehman Brothers from September 1994 to March 2000.

     Mr. Memani has been President of the Sub-Adviser since January 2013, Executive Vice President of the Manager since January 2014 and Chief Investment Officer of the OppenheimerFunds advisory entities since January 2014. He was Chief Investment Officer, Fixed Income of the Sub-Adviser from January 2013 to December 2013; Head of the Investment Grade Fixed Income Team of the Sub-Adviser from March 2009 to January 2014; Director of Fixed Income of the Sub-Adviser from October 2010 through December 2012 and Senior Vice President of the Sub-Adviser from March 2009 through December 2012. He was also Senior Vice President of OFI Global Institutional, Inc. from April 2009 through December 2012. Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities from June 2006 through January 2009. He was Chief Credit Strategist at Credit Suisse Securities from August 2002 through March 2006 and Managing Director and Senior Portfolio Manager at Putnam Investments from September 1998 through June 2002. Mr. Memani is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

     Mr. Baijal has been a Vice President and Senior Portfolio Manager of the Sub-Adviser since July 2011 and Co-Head of the Global Debt Team since January 2015. Prior to joining the Sub-Adviser, Mr. Baijal co-founded Six Seasons Global Asset Management, where he served as Partner and Portfolio Manager from January 2009 to December 2010. Mr. Baijal was also a Partner and Portfolio Manager at Aravali Partners, LLC from September 2006 to December 2008, and a Partner and Portfolio Manager at Havell Capital Management, LLC from November 1996 to August 2006.

     The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.

ABOUT THE FUND’S WHOLLY-OWNED SUBSIDIARY. The Subsidiary is an exempted company incorporated with limited liability under the laws of the Cayman Islands and is overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary, and it is currently expected that shares of the Subsidiary will not be sold or offered to other investors. If at any time in the future, the Subsidiary proposes to offer or sell its shares to any investor other than the Fund, shareholders will receive 60 days’ prior notice of such offer or sale and this prospectus will be revised accordingly.

The Manager is responsible for the Subsidiary’s day-to-day business pursuant to an investment advisory agreement with the Subsidiary and the Sub-Adviser selects the Subsidiary’s investments pursuant to a sub-advisory agreement with the Manager. Under these agreements, the Manager and Sub-Adviser provide the Subsidiary with the same type of management and sub-advisory services, under the same terms, as are provided to the Fund. The investment advisory and sub-advisory agreements regarding the Subsidiary provide for their automatic termination upon the termination of the Fund’s Investment Advisory Agreement or Sub-Advisory Agreement, respectively. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same service providers as those engaged by the Fund.

The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as those adopted by the Fund. As a result, in managing the Subsidiary’s portfolio, the Manager and Sub-Adviser are subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Fund’s Board regarding the Subsidiary’s compliance with its policies and procedures.

The Fund pays the Manager a fee for its services, and the Manager pays a sub-advisory fee to the Sub-Adviser. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Manager by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Manager unless the Manager first obtains the prior approval of the Fund’s Board of Trustees. The rate of the management fee paid directly or indirectly by the Fund, calculated by aggregating the fees paid to the Manager by the Fund (after the waiver described above) and the Subsidiary, may not increase without the prior approval of the Board and a majority of the Fund’s shareholders. The Subsidiary also bears the fees and expenses incurred in connection with the custody, transfer agency, and audit services that it receives. The Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Fund’s assets. It is also anticipated that the Fund’s expenses will be reduced to a certain extent as a result of the payment of such expenses at the Subsidiary level. It is therefore expected that the Fund’s investment in the Subsidiary will not result in the Fund’s paying duplicative fees for similar services provided to the Fund and Subsidiary.

The consolidated financial statements of the Subsidiary and the Fund are included in the Fund’s Annual and Semi-Annual Reports provided to shareholders. Copies of the reports are provided without charge upon request as indicated on the back cover of this prospectus. Please refer to the SAI for additional information about the organization and management of the Subsidiary.

22	Oppenheimer Global Strategic Income Fund/VA

MORE ABOUT YOUR INVESTMENT

How to Buy and Sell Shares

You may only submit instructions for buying or selling shares of the Fund to your insurance company or its servicing agent, not directly to the Fund or its Transfer Agent. Information about your investment in the Fund can only be obtained from your participating insurance company or its servicing agent. The Fund’s Transfer Agent does not hold or have access to those records.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund currently offers two different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices. The Service Shares are subject to a distribution and service plan. The expenses of that plan are described below. The Non-Service Shares are not subject to a service and distribution plan.

THE PRICE OF FUND SHARES. Fund shares are sold to participating insurance companies, and are redeemed, at their net asset value per share. The net asset value that applies to a purchase order is the next one calculated after the insurance company (as the Fund’s designated agent to receive purchase orders) receives the order from its contract owner, in proper form. Fund shares are redeemed at the next net asset value calculated after the insurance company (as the Fund’s designated agent to receive purchase orders) receives the order from its contract owner, in proper form. The Fund’s Transfer Agent generally must receive the purchase or redemption order from the insurance company by 9:30 a.m. Eastern Time on the next regular business day.

The Fund does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Fund shares are purchased, they are described in the accompanying prospectus of the participating insurance company. The participating insurance company’s prospectus may also include information regarding the time you must submit your purchase and redemption orders.

The sale and redemption price for Fund shares will change from day to day because the value of the securities in its portfolio and its expenses fluctuate. The redemption price will normally differ for different classes of shares. The redemption price of your shares may be more or less than their original cost.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the New York Stock Exchange (NYSE), on each day the NYSE is open for trading (referred to in this prospectus as a “regular business day”). The NYSE normally closes at 4:00 p.m., Eastern Time, but may close earlier on some days.

The Fund determines the net assets of each class of shares by subtracting the class-specific expenses and the amount of the Fund’s liabilities attributable to the share class from the market value of the Fund’s securities and other assets attributable to the share class. The Fund’s “other assets” might include, for example, cash and interest or dividends from its portfolio securities that have been accrued but not yet collected. The Fund’s securities are valued primarily on the basis of current market quotations.

The net asset value per share for each share class is determined by dividing the net assets of the class by the number of outstanding shares of that class. The current net asset value per share of the Fund is available on our website at www.oppenheimerfunds.com.

       Fair Value Pricing. If market quotations are not readily available or (in the Sub-Adviser’s judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund’s net asset value is calculated that day, an event occurs that the Sub-Adviser learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Board believes would more accurately reflect the security’s fair value.

In determining whether current market prices are readily available and reliable, the Sub-Adviser monitors the information it receives in the ordinary course of its investment management responsibilities. It seeks to identify significant events that it believes, in good faith, will affect the market prices of the securities held by the Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster).

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Sub-Adviser’s “Valuation Committee.” Those determinations may include consideration of recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. Fair value determinations by the Sub-Adviser are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined.

The Fund’s use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its net asset value per share.

     Pricing Foreign Securities. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market movements, may occur during that time that could potentially affect the values of foreign securities held by the Fund.

The Sub-Adviser believes that foreign securities values may be affected by volatility that occurs in U.S. markets after the close of foreign securities markets. The Sub-Adviser’s fair valuation procedures therefore include a procedure whereby foreign securities prices may be “fair valued” to take those factors into account.

Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot buy or redeem Fund shares.

23	Oppenheimer Global Strategic Income Fund/VA

     Pricing of the Subsidiary. The valuation procedures described above for the Fund are the same used in valuing the Subsidiary’s portfolio investments and shares of the Subsidiary.

How Can You Buy Fund Shares? Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Fund as an investment option. That prospectus will indicate which share class you may be eligible to purchase.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund’s best interest to do so.

How Can You Redeem Fund Shares? Only the participating insurance companies that hold Fund shares in their separate accounts can place orders to redeem shares. Contract holders and policy holders should not directly contact the Fund or its transfer agent to request a redemption of Fund shares. The Fund normally sends payment by Federal Funds wire to the insurance company’s account on the next business day after the Fund receives the order (and no later than seven days after the Fund’s receipt of the order). Under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

Redemptions “In-Kind.” Shares may be “redeemed in-kind” under certain circumstances (such as redemptions of substantial amounts of shares by shareholders that have consented to such in kind redemptions). That means that the redemption proceeds will be paid to the participating insurance companies in securities from the Fund’s portfolio. If the Fund redeems shares in-kind, the insurance company accounts may bear transaction costs and will bear market risks until such securities are converted into cash.

Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent, in its discretion, may waive certain of the requirements for redemptions stated in this prospectus.

Frequent Purchase and Redemption Limitations

The Board has adopted a policy to discourage and seek to limit or eliminate frequent purchases or redemptions of shares of the Fund by shareholders or authorized broker-dealer representatives of shareholders, in order to prevent the negative impacts, if any, that this activity may impose on other shareholders of the Fund. Negative impacts may include, without limitation, interference with portfolio management, increased taxes on portfolio securities, diminishment of Fund performance due to the need to sell portfolio securities at less favorable prices, increases in portfolio and administrative transaction costs resulting from large volumes of frequent purchase or redemption activity, and the possible dilution of Fund yields as a result of such activity. In addition, a Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of that Fund’s portfolio securities and the determination of the Fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for Funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Fair Value Pricing” above.

There is no guarantee that this policy, described below, will be sufficient to identify and prevent all frequent purchases or redemptions that may have negative impacts to the Fund. In addition, the implementation of the Fund’s policy involves judgments that are inherently subjective and involve some selectivity in their application. The Fund, however, seeks to make judgments that are consistent with the interests of the Fund’s shareholders. No matter how the Fund defines frequent purchases or redemptions, other purchases and sales of Fund shares may have adverse effects on the management of the Fund’s portfolio and its performance. Additionally, due to the complexity and subjectivity involved in identifying certain frequent trading and the volume of Fund shareholder transactions, there can be no guarantee that the Fund will be able to identify violations of the policy or to reduce or eliminate all detrimental effects of frequent purchases or redemptions.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to the Fund or its long-term shareholders.

The Fund does not offer an exchange privilege.

Right to Refuse Any Purchase Orders. The Fund may refuse, or cancel as permitted by law, any purchase order in its discretion for any reason at any time, and is not obligated to provide notice before rejecting or canceling an order.

Right to Terminate or Suspend Account Privileges. The Fund may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policy described in this prospectus. As part of the Fund’s policy to detect and deter frequent purchases and redemptions, the Fund may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control. The Fund may send a written warning to a shareholder that it believes may be engaging in disruptive or excessive trading activity; however, the Fund reserves the right to suspend or terminate the ability to purchase shares, with or without warning, for any account that the Fund determines, in the exercise of its discretion, has engaged in such trading activity.

Monitoring the Policy. The Fund does not have the ability to directly monitor trading activity in the accounts of policy or contract owners (“contract owner accounts”) within the participating insurance companies’ accounts. Participating insurance companies will generally enter into written agreements which require the participating insurance company to provide underlying shareholder or account data at the Fund’s reasonable request. The Fund’s ability to monitor and deter excessive short-term trading in insurance company accounts ultimately depends on the capability and diligence of each participating insurance company, under its agreement with the Fund, in monitoring and controlling the trading activity of the policy or contract owners in the insurance company’s accounts. Overall purchase and redemption activity in contract owner accounts will be monitored to identify patterns that may suggest frequent trading by the

24	Oppenheimer Global Strategic Income Fund/VA

underlying owners. Participating insurance companies will be permitted to apply the Fund’s policy or their own frequent trading policy if the latter is more restrictive. In cases where a participating insurance company’s more restrictive policy is applied, the Fund will rely on the participating insurance company to monitor frequent trading activity in accordance with its policy. The Fund may request individual account or transaction information, and based on the information and data it receives, will apply its policy to review transactions that may constitute frequent purchase or exchange activity. The Fund may prohibit, in its sole discretion, purchases of Fund shares by a participating insurance company or by some or all of its clients.

You should refer to the prospectus for your insurance company variable annuity contract for specific information about the insurance company’s policies. Under certain circumstances, policy or contract owners may be required to transmit purchase or redemption orders only by first class U.S. mail.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan for Service Shares to pay the Distributor for distribution related services, personal services and account maintenance for those shares. Under the Plan, the Fund pays the Distributor quarterly at an annual rate of up to 0.25% of the daily net assets of the Fund’s Service Shares. Because these fees are paid out of the Fund’s assets on an on-going basis, over time they will increase the operating expenses of the Service Shares and may cost you more than other types of fees or sales charges. As a result, the Service Shares may have lower performance compared to the Fund’s shares that are not subject to a service fee.

     Use of Plan Fees: The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product for providing personal services and account maintenance for variable contract owners that hold Service Shares.

Payments to Financial Intermediaries and Service Providers. The Sub-Adviser and/or the Distributor, Transfer Agent and/or Sub-Transfer Agent, at their discretion, may also make payments to brokers-dealers, other financial intermediaries, including the insurance companies that offer the Fund as an investment option, or to service providers for some or all of the following services- distribution, promotional and marketing support, shareholder servicing, operational and recordkeeping, sub-accounting, networking or administrative services.

Those payments for distribution or promotional and marketing support are made out of the Sub-Adviser’s and/or the Distributor’s own resources and/or assets, including from the revenues or profits derived from the advisory fees the Sub-Adviser receives from the Fund. Those payments, which may be substantial, are paid to many financial intermediaries having business relationships with the Sub-Adviser, and/or the Distributor, and are in addition to any payments made pursuant to an applicable 12b-1 plan and are separate from any commissions the Distributor pays to these firms out of the sales charges paid by investors or transfer agency fees paid by the Fund to the Transfer Agent.

Payments made by the Sub-Adviser, and/or the Distributor, the Transfer Agent and Sub-Transfer Agent from their own resources are not reflected in the tables in the “Fees and Expenses of the Fund” section of this prospectus because they are not paid by the Fund.

The financial intermediaries that may receive those payments include broker-dealers and other financial intermediaries that offer and sell Fund shares to their clients, provide shareholder services to the Fund, provide promotional and marketing services and/or operational and recordkeeping, networking or sub-accounting services to the Sub-Adviser, Distributor, the Transfer Agent and Sub-Transfer Agent, and receive compensation for those activities. The financial intermediaries that may receive payments include broker dealers, financial advisors, registered investment advisers, sponsors of fund “supermarkets,” sponsors of fee-based advisory or wrap fee-based programs, sponsors of college and retirement savings programs, banks, trust companies, retirement plan or qualified tuition program administrators, third party administrators and other financial intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as “distribution-related” or “servicing” payments. Payments for distribution-related expenses and asset retention items, paid by the Sub-Adviser or the Distributor, such as marketing or promotional expenses, are often referred to as “revenue sharing.” Revenue sharing payments may be made on the basis of the sales of shares attributable to that financial intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that financial intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give a financial intermediary an incentive to cooperate with the Distributor’s marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the financial intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the financial intermediary’s sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Sub-Adviser or Distributor may reimburse expenses related to educational seminars and “due diligence” or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority (“FINRA”)) designed to increase sales representatives’ awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Sub-Adviser or Distributor does not consider a financial intermediary’s sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the financial intermediary, sales of Fund shares, the redemption rates on accounts of clients of the financial intermediary or overall asset levels of Oppenheimer funds held for or by clients of the financial intermediary, the willingness of the financial intermediary to allow the Distributor to provide educational and training support for the financial intermediary’s sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the financial intermediary’s sales system, as well as the overall quality of the services provided by the financial intermediary and the Sub-Adviser or Distributor’s relationship with the financial intermediary. The Sub-Adviser and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Sub-Adviser or Distributor sell

25	Oppenheimer Global Strategic Income Fund/VA

more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Sub-Adviser and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Transfer Agent or Sub-Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided, such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, operational and recordkeeping and other administrative services. Financial intermediaries that may receive these fees for providing services may include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, broker-dealers, and insurance companies that offer variable annuity or variable life insurance products, and other financial intermediaries. These fees may be used by the financial intermediary to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

The Statement of Additional Information contains more information about revenue sharing and operational and recordkeeping, networking and sub-accounting payments made by the Sub-Adviser, Distributor, Transfer Agent or Sub-Transfer Agent. Your broker-dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Sub-Adviser, Distributor, Transfer Agent or Sub-Transfer Agent, or any other fees or expenses it charges.

Dividends, Capital Gains and Taxes

DIVIDENDS AND DISTRIBUTIONS. The Fund intends to declare and pay dividends annually from any net investment income. The Fund may also realize capital gains on the sale of portfolio securities, in which case it will make distributions of any net short-term capital gains and it may make distributions out of any net long-term capital gains annually. The Fund may also make supplemental distributions of dividends and capital gains following the end of its fiscal year. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or capital gains distributions in a particular year.

Dividends and distributions are paid separately for each share class. Because of the higher expenses on Service Shares, the dividends and capital gains distributions paid on those shares will generally be lower than for other Fund shares.

Receiving Dividends and Distributions. Any dividends and capital gains distributions will be automatically reinvested in additional Fund shares for the account of the participating insurance company, unless the insurance company elects to have dividends or distributions paid in cash.

TAXES. For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying variable contract prospectus of your participating insurance company. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, any dividends from net investment income and distributions of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company. However, those payments may affect the tax basis of certain types of distributions from those accounts.

The Fund has qualified and intends to qualify each year to be taxed as a regulated investment company under the Internal Revenue Code by satisfying certain income, asset diversification and income distribution requirements, but might not so qualify. In each year that it qualifies as a regulated investment company, the Fund will not be subject to federal income taxes on its income that it distributes to shareholders.

This information is only a summary of certain Federal income tax information about your investment. You are encouraged to consult your tax adviser about the effect of an investment in the Fund on your particular tax situation and about any changes to the Internal Revenue Code that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

26	Oppenheimer Global Strategic Income Fund/VA

Consolidated Financial Highlights

The Consolidated Financial Highlights Table is presented to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund’s independent registered public accounting firm. KPMG LLP’s report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

27	Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$5.38	$5.67	$5.38	$5.58	$5.30
Income (loss) from investment operations:
Net investment income[2]	0.26	0.28	0.33	0.36	0.34
Net realized and unrealized gain (loss)	(0.11)	(0.29)	0.36	(0.31)	0.40
Total from investment operations	0.15	(0.01)	0.69	0.05	0.74
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0.28)	(0.34)	(0.18)	(0.46)
Distributions from net realized gain	0.00	0.00	(0.06)	(0.07)	0.00
Total dividends and distributions to shareholders	(0.23)	(0.28)	(0.40)	(0.25)	(0.46)
Net asset value, end of period	$5.30	$5.38	$5.67	$5.38	$5.58

Total Return, at Net Asset Value[3]	2.84%	(0.13)%	13.53%	0.85%	14.97%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$586,951	$738,741	$741,996	$648,084	$771,755
Average net assets (in thousands)	$707,673	$734,707	$690,351	$694,868	$737,071
Ratios to average net assets:[4,5]
Net investment income	4.73%	5.12%	6.01%	6.50%	6.47%
Total expenses[6]	0.74%	0.74%	0.77%	0.77%	0.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.71%	0.72%	0.71%	0.71%	0.71%
Portfolio turnover rate[7]	93%	107%	78%	49%	99%

1.	December 30, 2011 represents the last business day of the Fund’s reporting period.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.
5.	Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.
6.	Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	0.75%
Year Ended December 31, 2013	0.74%
Year Ended December 31, 2012	0.77%
Year Ended December 30, 2011	0.77%
Year Ended December 31, 2010	0.75%

7.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2014	$1,348,552,640	$1,337,346,996
Year Ended December 31, 2013	$4,294,357,677	$4,679,296,373
Year Ended December 31, 2012	$3,862,820,437	$3,466,796,233
Year Ended December 30, 2011	$1,050,654,783	$1,039,506,614
Year Ended December 31, 2010	$1,034,550,699	$1,085,289,655

28	Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED FINANCIAL HIGHLIGHTS

Service Shares	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$5.50	$5.79	$5.49	$5.68	$5.38
Income (loss) from investment operations:
Net investment income[2]	0.25	0.27	0.33	0.35	0.33
Net realized and unrealized gain (loss)	(0.11)	(0.29)	0.36	(0.31)	0.42
Total from investment operations	0.14	(0.02)	0.69	0.04	0.75
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.27)	(0.33)	(0.16)	(0.45)
Distributions from net realized gain	0.00	0.00	(0.06)	(0.07)	0.00
Total dividends and distributions to shareholders	(0.22)	(0.27)	(0.39)	(0.23)	(0.45)
Net asset value, end of period	$5.42	$5.50	$5.79	$5.49	$5.68

Total Return, at Net Asset Value[3]	2.49%	(0.37)%	13.15%	0.65%	14.77%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,551,247	$1,716,026	$1,840,721	$1,604,906	$1,670,340
Average net assets (in thousands)	$1,646,615	$1,794,640	$1,715,995	$1,673,715	$2,485,427
Ratios to average net assets:[4,5]
Net investment income	4.48%	4.88%	5.76%	6.25%	6.15%
Total expenses[6]	0.99%	0.99%	1.02%	1.02%	0.99%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.96%	0.97%	0.96%	0.96%	0.95%
Portfolio turnover rate[7]	93%	107%	78%	49%	99%

1.	December 30, 2011 represents the last business day of the Fund’s reporting period.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.
5.	Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.
6.	Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	1.00%
Year Ended December 31, 2013	0.99%
Year Ended December 31, 2012	1.02%
Year Ended December 30, 2011	1.02%
Year Ended December 31, 2010	0.99%

7.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2014	$1,348,552,640	$1,337,346,996
Year Ended December 31, 2013	$4,294,357,677	$4,679,296,373
Year Ended December 31, 2012	$3,862,820,437	$3,466,796,233
Year Ended December 30, 2011	$1,050,654,783	$1,039,506,614
Year Ended December 31, 2010	$1,034,550,699	$1,085,289,655

29	Oppenheimer Global Strategic Income Fund/VA

INFORMATION AND SERVICES

STATEMENT OF ADDITIONAL INFORMATION AND ANNUAL AND SEMI-ANNUAL REPORTS. The Fund’s Statement of Additional Information and Annual and Semi-Annual Reports to shareholders provide additional information about the Fund’s investments. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s Statement of Additional Information and audited financial statements included in its most recent Annual Report dated December 31, 2014, including the notes thereto and report of the independent registered public accounting firm thereon, are incorporated by reference into (are legally considered part of) this prospectus.

How to Request More Information

You can request the above documents, the notice explaining the Fund’s privacy policy, and other information about the Fund, without charge, by:

Telephone:	Call OppenheimerFunds Services toll-free: 1.800.988.8287
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use the following address for courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC’s website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC’s e-mail address: publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund’s SEC File No.: 811-04108 SP0265.001.0415

OPPENHEIMER
International Growth Fund/VA
A series of Oppenheimer Variable Account Funds

Prospectus dated April 30, 2015

Share Classes:
Non-Service Shares
Service Shares

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Oppenheimer International Growth Fund/VA is a mutual fund that seeks capital appreciation. It mainly invests in common stocks and other equity securities of foreign companies.

Shares of the Fund are sold only as an underlying investment for variable life insurance policies, variable annuity contracts and other insurance company separate accounts. A prospectus for the insurance product you have selected accompanies this prospectus. It explains how to select shares of the Fund as an investment under that insurance product and which share class or classes you are eligible to purchase.

This prospectus contains important information about the Fund's objective, investment policies, strategies and risks. Please read this prospectus (and your insurance product prospectus) carefully before you invest and keep them for future reference about your account.

Contents

THE FUND SUMMARY
3	Investment Objective
3	Fees and Expenses of the Fund
3	Principal Investment Strategies
4	Principal Risks
5	The Fund's Past Performance
5	Investment Adviser
5	Portfolio Managers
6	Purchase and Sale of Fund Shares
6	Taxes
6	Payments to Broker-Dealers and Other Financial Intermediaries
MORE ABOUT THE FUND
7	About the Fund's Investments
14	How the Fund is Managed
MORE ABOUT YOUR INVESTMENT
16	How to Buy and Sell Shares
19	Dividends, Capital Gains and Taxes
20	Financial Highlights
To Summary Prospectus

THE FUND SUMMARY

Investment Objective. The Fund seeks capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. The accompanying prospectus of the participating insurance company provides information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product. The fees and expenses of those products are not charged by the Fund and are not reflected in this table. Expenses would be higher if those fees were included.

Shareholder Fees
(fees paid directly from your investment)	Non-Service	Service
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)	Non-Service	Service
Management Fees	0.94%	0.94%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.13%	0.13%
Total Annual Fund Operating Expenses	1.07%	1.32%
Fee Waiver and/or Expense Reimbursement*	(0.07)%	(0.07)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%	1.25%

*After discussions with the Fund's Board, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) to annual rates of 1.00% for Non-Service Shares and 1.25% for Service Shares as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows, whether or not you redeemed your shares:

	1 Year	3 Years	5 Years	10 Years
Non-Service	$103	$335	$586	$1,306
Service	$128	$414	$721	$1,594

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 41% of the average value of its portfolio.

Principal Investment Strategies. Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of issuers that are domiciled or that have their primary operations in at least three different countries outside of the United States and may invest 100% of its total assets in foreign companies. The Fund mainly invests in "growth companies," which are companies whose earnings and stock prices are expected to increase at a faster rate than the overall market.

The Fund may invest up to 25% of its total assets in emerging markets. It considers an issuer to be located in an emerging market if it is organized under the laws of an emerging country; its principal securities trading market is in an emerging market; or at least 50% of the issuer's non-current assets, capitalization, gross revenue or profit is derived from assets or activities located in emerging markets (directly or indirectly). From time to time, the Fund may place greater emphasis on investing in one or more particular industries, countries, or regions, such as Asia, Europe or Latin America.

The Fund's portfolio managers look primarily for high growth potential using a "bottom up" investment approach on a company-by-company basis. That approach looks at the investment performance of individual stocks before considering the impact of general or industry specific economic trends. It includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations and product development, as well as its position in its industry.

The portfolio managers currently focus on the following factors: companies that enjoy a strong competitive position and high demand for their products or services; companies with accelerating earnings growth and cash flow; and diversity among countries, companies and industries to seek to reduce the risks of foreign investing, such as currency fluctuations and market volatility. The consideration of those factors may vary in particular cases and may change over time.

The portfolio managers also consider the effects of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends. The trends currently considered include: mass affluence, new technologies, restructuring and aging.

3	Oppenheimer International Growth Fund/VA

The portfolio managers do not invest any fixed amount of the Fund's assets according to these criteria, which may change over time. The portfolio managers monitor individual issuers for changes in these factors, which may trigger, but does not require, a decision to sell a security.

The Fund does not limit its investments to issuers within a specific market capitalization range and at times may invest in both smaller, less-well-known companies and larger, more established companies that the portfolio managers believe have favorable prospects for capital growth relative to the market. The Fund currently invests a substantial portion of its assets in stocks of small- to mid-sized companies. The price of those stocks may be more volatile than the price of stocks issued by larger companies.

The Fund primarily invests in common stock but may also buy preferred stocks, securities convertible into common stocks and other securities having equity features. The Fund typically does not invest in debt securities to a significant degree but can invest up to 20% of its total assets in debt securities when the portfolio managers believe that it is appropriate to do so in order to seek the Fund's objective. The Fund can invest up to 15% of its total assets in debt securities that are below investment grade, commonly referred to as "junk bonds."

The Fund can also use derivative instruments, such as options, futures, forwards and swaps, to seek higher investment returns or to try to manage investment risks.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Risks of Investing in Stock. The value of a Fund's portfolio may be affected by changes in the stock markets. Stock markets may experience significant short-term volatility and may fall sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual stocks generally do not all move in the same direction at the same time. For example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen. A variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry. To the extent that securities of a particular type are emphasized, for example foreign stocks, stocks of small- or mid-cap companies, growth or value stocks, or stocks of companies in a particular industry, fund share values may fluctuate more in response to events affecting the market for those types of securities.

    Industry and Sector Focus. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of stocks of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in response to events affecting that industry or sector. To some extent that risk may be limited by the Fund's policy of not concentrating its investments in any one industry.

Risks of Foreign Investing. Foreign securities are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those securities. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund's net assets may change on days when you will not be able to purchase or redeem the Fund's shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to only limited or no regulatory oversight.

     Risks of Developing and Emerging Markets. Investments in developing and emerging markets are subject to all the risks associated with foreign investing, which may be greater for such investments. Developing or emerging market countries may have less well-developed securities markets and exchanges that may be substantially less liquid than those of more developed markets. Settlement procedures in developing or emerging markets may differ from those of more established securities markets, and settlement delays may result in the inability to invest assets or to dispose of portfolio securities in a timely manner. Securities prices in developing or emerging markets may be significantly more volatile than is the case in more developed nations of the world, and governments of developing or emerging market countries may also be more unstable than the governments of more developed countries. Such countries' economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Developing or emerging market countries also may be subject to social, political or economic instability. The value of developing or emerging market countries' currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company's assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures, and practices such as share blocking. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in securities of issuers in developing or emerging market countries may be considered speculative.

4	Oppenheimer International Growth Fund/VA

     Eurozone Investment Risks. Certain of the regions in which the Fund invests, including the European Union (EU), currently experience significant financial difficulties. Following the recent global economic crisis, some of these countries have depended on, and may continue to be dependent on, the assistance from others such as the European Central Bank (ECB) or other governments or institutions, and failure to implement reforms as a condition of assistance could have a significant adverse effect on the value of investments in those and other European countries. In addition, countries that have adopted the euro are subject to fiscal and monetary controls that could limit the ability to implement their own economic policies, and could voluntarily abandon, or be forced out of, the euro. Such events could impact the market values of Eurozone and various other securities and currencies, cause redenomination of certain securities into less valuable local currencies, and create more volatile and illiquid markets.

Risks of Growth Investing. If a growth company's earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price. Growth stocks may also be more volatile than other securities because of investor speculation.

Risks of Small- and Mid-Cap Companies. The stock prices of small- and mid-cap companies may be more volatile and their securities may be more difficult to sell than those of larger companies. They may not have established markets, may have fewer customers and product lines, may have unseasoned management or less management depth and may have more limited access to financial resources. Smaller companies may not pay dividends or provide capital gains for some time, if at all.

Who Is the Fund Designed For? The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies. The Fund is designed primarily for investors seeking capital appreciation primarily from foreign equity investments. Those investors should be willing to assume the greater risks of share price fluctuations that are typical for a fund focusing on growth stocks and the risks of investing in both developed and emerging foreign countries. Because of its focus on capital appreciation, the Fund may be appropriate for some portion of an investment plan for investors with a high risk tolerance. The Fund is not designed for investors needing income. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's Non-Service Shares performance from calendar year to calendar year and by showing how the Fund's average annual returns for the periods of time shown in the table compare with those of a broad measure of market performance. Charges imposed by the insurance accounts that invest in the Fund are not included and the returns would be lower if they were. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website at:
https://www.oppenheimerfunds.com/fund/InternationalGrowthFundVA

During the period shown, the highest return before taxes for a calendar quarter was 22.02% (2nd Qtr 09) and the lowest return before taxes for a calendar quarter was -20.40% (4th Qtr 08).

The following table shows the average annual total returns before taxes for each class of the Fund's shares.

Average Annual Total Returns for the periods ended December 31, 2014*
	1 Year	5 Years	10 Years
Non-Service Shares (inception 05/13/92)	(7.22)%	8.74%	7.39%
Service Shares (inception 03/19/01)	(7.15)%	8.50%	7.17%
Morgan Stanley Capital International All Country World Ex-U.S. Index	(3.87)%	4.43%	5.13%
(reflects no deduction for fees, expenses or taxes)

* Prior to April 30, 2014, the Fund was a series of Panorama Series Fund.  Performance reflects that of the predecessor series.

Investment Adviser. OFI Global Asset Management, Inc. (the "Manager") is the Fund's investment adviser.  OppenheimerFunds, Inc. (the "Sub-Adviser") is its sub-adviser.

Portfolio Managers.  George R. Evans, CFA, has been a Vice President of the Fund since December 1999 and lead portfolio manager of the Fund since October 1999. Robert B. Dunphy, CFA, has been a Vice President and co-portfolio manager of the Fund since March 2012.

5	Oppenheimer International Growth Fund/VA

Purchase and Sale of Fund Shares. Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. You may only submit instructions for buying or selling shares of the Fund to your insurance company or its servicing agent, not directly to the Fund or its Transfer Agent. The accompanying prospectus of the participating insurance company provides information about how to select the Fund as an investment option.

Taxes. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, any dividends and capital gains distributions will be taxable to the participating insurance company, if at all. However, those payments may affect the tax basis of certain types of distributions from those accounts. Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

Payments to Broker-Dealers and Other Financial Intermediaries. The Fund, the Sub-Adviser, or their related companies may make payments to financial intermediaries, including to insurance companies that offer shares of the Fund as an investment option. These payments for the sale of Fund shares and related services may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

6	Oppenheimer International Growth Fund/VA

MORE ABOUT THE FUND

About the Fund's Investments

The allocation of the Fund's portfolio among different types of investments will vary over time and the Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains additional information about the Fund's investment policies and risks.

The Fund's Principal Investment Strategies and Risks. The following strategies and types of investments are the ones that the Fund considers to be the most important in seeking to achieve its investment objective and the following risks are those the Fund expects its portfolio to be subject to as a whole.

Common Stock and Other Equity Investments. Equity securities include common stock, preferred stock, rights, warrants and certain securities that are convertible into common stock. Equity investments may be exchange-traded or over-the-counter securities.

The value of the Fund's portfolio may be affected by changes in the stock markets. Stocks and other equity securities fluctuate in price in response to changes to equity markets in general. Stock markets may experience significant short-term volatility and may fall sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

The prices of equity securities generally do not all move in the same direction at the same time. For example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen. A variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry. To the extent that securities of a particular type are emphasized, for example foreign stocks, stocks of small- or mid-cap companies, growth or value stocks, or stocks of companies in a particular industry, its share value may fluctuate more in response to events affecting the market for those types of securities.

■

Common stock represents an ownership interest in a company. It ranks below preferred stock and debt securities in claims for dividends and in claims for assets of the issuer in a liquidation or bankruptcy.

■

Preferred stock has a set dividend rate and ranks ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. The dividends on preferred stock may be cumulative (they remain a liability of the company until paid) or non-cumulative. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. If prevailing interest rates rise, the fixed dividend on preferred stock may be less attractive, which may cause the price of preferred stock to decline.

■

Warrants are options to purchase equity securities at specific prices that are valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and can be more volatile than the price of the underlying securities. If the market price of the underlying security does not exceed the exercise price during the life of the warrant, the warrant will expire worthless and any amount paid for the warrant will be lost. The market for warrants may be very limited and it may be difficult to sell a warrant promptly at an acceptable price. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

■

Convertible securities can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. Some convertible debt securities may be considered "equity equivalents" because of the feature that makes them convertible into common stock. Convertible securities may offer the Fund the ability to participate in stock market movements while also seeking some current income. Convertible securities may provide more income than common stock but they generally provide less income than comparable non-convertible debt securities. Most convertible securities will vary, to some extent, with changes in the price of the underlying common stock and are therefore subject to the risks of that stock. In addition, convertible securities may be subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. However, credit ratings of convertible securities generally have less impact on the value of the securities than they do for non-convertible debt securities. Some convertible preferred stocks have a mandatory conversion feature or a call feature that allows the issuer to redeem the stock on or prior to a mandatory conversion date. Those features could diminish the potential for capital appreciation on the investment.

Foreign Investing. The Fund may buy stocks and other equity securities of companies that are domiciled or that have their primary operations in a foreign country or countries. The Fund considers securities traded primarily on foreign securities exchanges or in foreign over-the-counter markets, and securities of foreign issuers that are represented in the United States securities markets by American Depository Receipts ("ADRs") or similar depository arrangements, to be "foreign securities" for purposes of its investment allocations. The Fund may also buy debt securities, primarily convertible debt securities, issued by foreign companies. It may buy debt securities issued by foreign governments or their agencies, but debt securities are not expected to be a main investment strategy of the Fund.

Risks of Foreign Investing. Securities traded in foreign markets often involve special risks not present in U.S. investments that can increase the chances the Fund will lose money. Additional information regarding certain of the risks associated with foreign investing is provided below.

■

Foreign Market Risk . If there are fewer investors in a particular foreign market, securities traded in that market may be less liquid and more volatile than U.S. securities and more difficult to price. Foreign markets may also be subject to delays in the settlement of

7	Oppenheimer International Growth Fund/VA

transactions and difficulties in pricing securities. If the Fund is delayed in settling a purchase or sale transaction, it may not receive any return on the invested assets or it may lose money if the value of the security declines. It may also be more expensive for the Fund to buy or sell securities in certain foreign markets than in the United States, which may increase the Fund's expense ratio.

■

Foreign Economy Risk. Foreign economies may be more vulnerable to political or economic changes than the U.S. economy. They may be more concentrated in particular industries or may rely on particular resources or trading partners to a greater extent. Certain foreign economies may be adversely affected by shortages of investment capital or by high rates of inflation. Changes in economic or monetary policy in the U.S. or abroad may also have a greater impact on the economies of certain foreign countries.

■

Foreign Governmental and Regulatory Risks. Foreign companies may not be subject to the same accounting and disclosure requirements as U.S. companies. As a result there may be less accurate information available regarding a foreign company's operations and financial condition. Foreign companies may be subject to capital controls, nationalization, or confiscatory taxes. There may be less government regulation of foreign issuers, exchanges and brokers than in the United States. Some countries also have restrictions that limit foreign ownership and may impose penalties for increases in the value of the Fund's investment. The value of the Fund's foreign investments may be affected if it experiences difficulties in enforcing legal judgments in foreign courts.

■

Foreign Currency Risk. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. If the U.S. dollar rises in value against a foreign currency, a security denominated in that currency will be worth less in U.S. dollars and if the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency will be worth more in U.S. dollars. The dollar value of foreign investments may also be affected by exchange controls. Foreign currency exchange transactions may impose additional costs on the Fund. The Fund can also invest in derivative instruments linked to foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of derivatives linked to that foreign currency. The Sub-Adviser's selection of foreign currency denominated investments may not perform as expected. Currency derivative investments may be particularly volatile and subject to greater risks than other types of foreign-currency denominated investments.

■

Foreign Custody Risk. There may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. There may also be an increased risk of loss of portfolio securities.

■

Time Zone Arbitrage. If the Fund invests a significant amount of its assets in foreign securities, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the New York Stock Exchange that day, when the Fund's net asset value is calculated. If such time zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Fund's use of "fair value pricing" under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Sub-Adviser and the Board believe to be their fair value, may help deter those activities.

■

Globalization Risks. The growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the United States or abroad, or a slowdown in the U.S. economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries.

■

Regional Focus. At times, the Fund might increase the relative emphasis of its investments in a particular region of the world. Securities of issuers in a region might be affected by changes in economic conditions or by changes in government regulations, availability of basic resources or supplies, or other events that affect that region more than others. If the Fund has a greater emphasis on investments in a particular region, it may be subject to greater risks from adverse events that occur in that region than a fund that invests in a different region or that is more geographically diversified. Political, social or economic disruptions in the region may adversely affect the values of the Fund's holdings.

Risks of Developing and Emerging Markets. Investments in developing and emerging market countries are subject to all the risks associated with foreign investing, which may be greater for such investments. Investments in securities of issuers in developing or emerging market countries may be considered speculative. Additional information regarding certain of the risks associated with investing in developing and emerging markets is provided below.

■

Less Developed Securities Markets. Developing or emerging market countries may have less well-developed securities markets and exchanges. Consequently they have lower trading volume than the securities markets of more developed countries and may be substantially less liquid than those of more developed countries.

■

Transaction Settlement. Settlement procedures in developing or emerging markets may differ from those of more established securities markets, and settlement delays may result in the inability to invest assets or to dispose of portfolio securities in a timely manner. As a result there could be subsequent declines in the value of the portfolio security, a decrease in the level of liquidity of the portfolio or, if there is a contract to sell the security, a possible liability to the purchaser.

■

Price Volatility. Securities prices in developing or emerging markets may be significantly more volatile than is the case in more developed nations of the world, which may lead to greater difficulties in pricing securities.

■

Less Developed Governments and Economies. The governments of developing or emerging market countries may be more unstable than the governments of more developed countries. In addition, the economies of developing or emerging market countries may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Developing or emerging market countries may be subject to social, political, or economic instability. Further, the value of the currency of a developing or emerging market country may fluctuate more than the currencies of countries with more mature markets.

■

Government Restrictions. In certain developing or emerging market countries, government approval may be required for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. Other government restrictions may include confiscatory taxation, expropriation or nationalization of company assets, restrictions on foreign ownership of local companies, protectionist measures, and practices such as share blocking.

8	Oppenheimer International Growth Fund/VA

■

Privatization Programs. The governments in some developing or emerging market countries have been engaged in programs to sell all or part of their interests in government-owned or controlled enterprises. However, in certain developing or emerging market countries, the ability of foreign entities to participate in privatization programs may be limited by local law. There can be no assurance that privatization programs will be successful.

     Eurozone Investment Risks. The European Union (EU) is an economic and political union of most western European countries and a growing number of eastern European countries. One of the key mandates of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency and a common trade policy. In order to pursue this goal, member states established the Economic and Monetary Union (EMU), which sets out different stages and commitments that member states need to follow to achieve greater economic and monetary policy coordination, including the adoption of a single currency, the euro. Many member states have adopted the euro as their currency and, as a result, are subject to the monetary policies of the European Central Bank (ECB).
     The recent global economic crisis has caused severe financial difficulties for many EU countries, pushing some to the brink of insolvency and causing others to experience recession, large public debt, restructuring of government debt, credit rating downgrades and an overall weakening of banking and financial sectors. Some of those countries have depended on, and may continue to be dependent on, the assistance from others such as the ECB, the International Monetary Fund, or other governments and institutions to address those issues. Failure by one or more EU countries to implement reforms or attain a certain performance level imposed as a condition of assistance, or an insufficient level of assistance, could deepen or prolong the economic downturn which could have a significant adverse effect on the value of investments in those and other European countries. By adopting the euro as its currency, members of the EMU are subject to fiscal and monetary controls that could limit to some degree the ability to implement their own economic policies. Additionally, EMU member countries could voluntarily abandon the euro or involuntarily be forced out of the euro, including by way of a partial or complete dissolution of the monetary union. The effects of such outcomes on the rest of the Eurozone and global markets as a whole are unpredictable, but are likely to be negative, including adversely impacted market values of Eurozone and various other securities and currencies, redenomination of certain securities into less valuable local currencies, and more volatile and illiquid markets. Under such circumstances, investments denominated in euros or replacement currencies may be difficult to value, the ability to operate an investment strategy in connection with euro-denominated securities may be significantly impaired and the value of euro-denominated investments may decline significantly and unpredictably.

Investing in Growth Companies.

Growth companies are companies whose earnings and stock prices are expected to grow at a faster rate than the overall market. Growth companies can be new companies or established companies that may be entering a growth cycle in their business. Their anticipated growth may come from developing new products or services or from expanding into new or growing markets. Growth companies may be applying new technologies, new or improved distribution methods or new business models that could enable them to capture an important or dominant market position. They may have a special area of expertise or the ability to take advantage of changes in demographic or other factors in a more profitable way. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets.  Although newer growth companies may not pay any dividends for some time, their stocks may be valued because of their potential for price increases. Current examples include companies in the fields of telecommunications, computer software, and new consumer products.

     Risks of Growth Investing. If a growth company's earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price. Growth stocks may also be more volatile than other securities because of investor speculation.

Small- and Mid-Cap Companies. Small- and mid-cap companies may be either established or newer companies, including "unseasoned" companies that have been in operation for less than three years. While smaller companies might offer greater opportunities for gain than larger companies, they also may involve greater risk of loss. They may be more sensitive to changes in a company's earnings expectations and may experience more abrupt and erratic price movements. Smaller companies' securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small- and mid-cap companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small- and mid-cap companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Smaller companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. Securities of small, unseasoned companies may be particularly volatile, especially in the short term, and may have very limited liquidity in a declining market. It may take a substantial period of time to realize a gain on an investment in a small- or mid-cap company, if any gain is realized at all.

The Fund measures the market capitalization of an issuer at the time of investment. Because the relative sizes of companies change over time as the stock market changes, the Fund's definition of what is a "small-cap," "mid-cap" or "large-cap" company may change over time as well. After the Fund buys the stock of an individual company, that company may expand or contract and no longer fall within the designated capitalization range. Although the Fund is not required to sell the stock of companies whose market capitalizations have grown or decreased beyond the Fund's capitalization-range definition, it might sell some of those holdings to try to adjust the dollar-weighted median capitalization of its portfolio. That might cause the Fund to realize capital gains on an investment and could increase taxable distributions to shareholders.

9	Oppenheimer International Growth Fund/VA

When the Fund invests in smaller company stocks that might trade infrequently, investors might seek to trade fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as "price arbitrage"). If such price arbitrage were successful, it might interfere with the efficient management of the Fund's portfolio and the Fund may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of fund shares held by other shareholders.

Other Investment Strategies and Risks. The Fund can also use the investment techniques and strategies described below. The Fund might not use all of these techniques or strategies or might only use them from time to time.

Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Fund's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act of 1940 that apply to publicly-sold mutual funds.

Failure by the Fund to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Fund's investment decisions in a way that could reduce its performance.

Diversification and Concentration. The Fund is a diversified fund. It attempts to reduce its exposure to the risks of individual securities by diversifying its investments across a broad number of different issuers. The Fund will not concentrate its investments in issuers in any one industry. At times, however, the Fund may emphasize investments in some industries or sectors more than others. The prices of securities of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in response to events affecting that industry or sector. The Securities and Exchange Commission has taken the position that investment of more than 25% of a fund's total assets in issuers in the same industry constitutes concentration in that industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies; however, securities issued by any one foreign government are considered to be part of a single "industry."

Investing in Special Situations. At times, investment benefit may be sought from what a portfolio manager considers to be "special situations," such as mergers, reorganizations, restructurings or other unusual events, that are expected to affect a particular issuer. There is a risk that the expected change or event might not occur, which could cause the price of the security to fall, perhaps sharply. In that case, the investment might not produce the expected gains or might cause a loss. This is an aggressive investment technique that may be considered speculative.

Cyclical Opportunities. At times, the Fund might seek to take advantage of short-term market movements or changes in the business cycle by investing in companies or industries that are sensitive to those changes. For example, when the economy is expanding, companies in consumer durables and the technology sector might benefit. There is a risk that if a cyclical event does not have the anticipated effect, or when the issuer or industry is out of phase in the business cycle, the value of the Fund's investment could fall.

Debt Securities. The Fund may invest in debt securities, including securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, or foreign sovereigns, and foreign and domestic corporate bonds, notes and debentures. The Fund may select debt securities for their income possibilities or to help cushion fluctuations in the value of its portfolio. Debt securities may be subject to the following risks:

■

Interest Rate Risk. Interest rate risk is the risk that rising interest rates, or an expectation of rising interest rates in the near future, will cause the values of the Fund's investments in debt securities to decline. The values of debt securities usually change when prevailing interest rates change. When interest rates rise, the values of outstanding debt securities generally fall, and those securities may sell at a discount from their face amount. When interest rates rise, the decrease in values of outstanding debt securities may not be offset by higher income from new investments. When interest rates fall, the values of already-issued debt securities generally rise. However, when interest rates fall, the Fund's investments in new securities may be at lower yields and may reduce the Fund's income. The values of longer-term debt securities usually change more than the values of shorter-term debt securities when interest rates change; thus, interest rate risk is usually greater for securities with longer maturities or durations. "Zero-coupon" or "stripped" securities may be particularly sensitive to interest rate changes. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows. Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks.

■

Duration Risk. Duration risk is the risk that longer-duration debt securities are more likely to decline in price than shorter-duration debt securities, in a rising interest-rate environment. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. "Effective duration" attempts to measure the expected percentage change in the value of a bond or portfolio resulting from a change in prevailing interest rates. The change in the value of a bond or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond's value to decline about 3% while a 1% decrease in general interest rates would be expected to cause the bond's value to increase 3%. The duration of a debt security may be equal to or shorter than the full maturity of a debt security.

■

Credit Risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. U.S. government securities generally have lower credit risks than securities issued by private issuers or certain foreign governments. If an issuer fails to pay interest, the Fund's income might be reduced, and if an issuer fails to repay principal, the value of the security might fall and the Fund could lose the amount of its investment in the security. The extent of this risk varies based on the terms of the particular security and the financial condition of the issuer. A downgrade in an issuer's credit rating or other adverse news about an issuer, for any reason, can reduce the market value of that issuer's securities.

10	Oppenheimer International Growth Fund/VA

■

Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects lower-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of the Fund's lower-rated and unrated securities. Some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that the Fund might have difficulty selling them promptly at an acceptable price.

■

Extension Risk. Extension risk is the risk that, if interest rates rise rapidly, repayments of principal on certain debt securities may occur at a slower rate than expected, and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply. Extension risk is particularly prevalent for a callable security where an increase in interest rates could result in the issuer of that security choosing not to redeem the security as anticipated on the security's call date. Such a decision by the issuer could have the effect of lengthening the debt security's expected maturity, making it more vulnerable to interest rate risk and reducing its market value.

■

Reinvestment Risk. Reinvestment risk is the risk that when interest rates fall, the Fund may be required to reinvest the proceeds from a security's sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than non-callable bonds.

■

Prepayment Risk. Certain fixed-income securities (in particular mortgage-related securities) are subject to the risk of unanticipated prepayment. Prepayment risk is the risk that, when interest rates fall, the issuer will redeem the security prior to the security's expected maturity, or that borrowers will repay the loans that underlie these fixed-income securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to expected maturity. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security's price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.

■

Event Risk. If an issuer of debt securities is the subject of a buyout, debt restructuring, merger or recapitalization that increases its debt load, it could interfere with its ability to make timely payments of interest and principal and cause the value of its debt securities to fall.

Fixed-Income Market Risks. The fixed-income securities market can be susceptible to unusual volatility and illiquidity. Volatility and illiquidity may be more pronounced in the case of lower-rated and unrated securities. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the U.S. and in other countries. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices at which they are carried on the Fund's books. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds' prices. An unexpected increase in Fund redemption requests, which may be triggered by market turmoil or an increase in interest rates, could cause the Fund to sell its holdings at a loss or at undesirable prices. Similarly, the prices of the Fund's holdings could be adversely affected if an investment account managed similarly to that of the Fund were to experience significant redemptions and those accounts were required to sell its holdings at an inopportune time. The liquidity of an issuer's securities may decrease as result of a decline in an issuer's credit rating, the occurrence of an event that causes counterparties to avoid transacting with the issuer, or an increase in the issuer's cash outflows. A lack of liquidity or other adverse credit market conditions may hamper the Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns may impact the market price or value of those debt securities and may cause increased volatility in those debt securities or debt securities markets, reducing the willingness of some lenders to extend credit, and making it more difficult for borrowers to obtain financing on attractive terms (or at all). Under some circumstances, as was the case during the latter half of 2008 and early 2009, those concerns could cause reduced liquidity in certain debt securities markets.

Following the financial crisis, the Federal Reserve has sought to stabilize the economy by keeping the federal funds rate at or near zero percent. The Federal Reserve has also purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, pursuant to its monetary stimulus program known as "quantitative easing." As the Federal Reserve tapers its securities purchases pursuant to quantitative easing or raises the federal funds rate, there is a risk that interest rates may rise and cause fixed-income investors to move out of fixed-income securities, which may also increase redemptions in fixed-income mutual funds.

In addition, although the fixed-income securities markets have grown significantly in the last few decades, regulations and business practices have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain debt securities. As a result, dealer inventories of fixed-income securities, which provide an indication of the ability of financial intermediaries to make markets in fixed-income securities, are at or near historic lows relative to market size. Because market makers help stabilize the market through their financial intermediary services, further reductions in dealer inventories could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets.

     Risks of Below-Investment-Grade Securities. Below-investment-grade securities (also referred to as "junk bonds") generally have higher yields than securities rated in the investment-grade categories but also have higher risk profiles. Below-investment-grade securities are considered to be speculative and entail greater risk with respect to the ability of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than investment-grade securities, especially during times of weakening economic conditions or rising interest rates. These additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund's net asset value may be affected by declines in the value of below-investment-grade securities. The major risks of below-investment-grade securities include:

11	Oppenheimer International Growth Fund/VA

■

Prices of below-investment-grade securities may be subject to extreme price fluctuations, even under normal market conditions. Adverse changes in an issuer's industry and general economic conditions may have a greater impact on the prices of below-investment-grade securities than on the prices of higher-rated fixed-income securities.

■

Below-investment-grade securities may be issued by less creditworthy issuers and may be more likely to default than investment-grade securities. Issuers of below-investment-grade securities may have more outstanding debt relative to their assets than issuers of investment-grade securities. Issuers of below-investment-grade securities may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

■

In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of the holders of below-investment-grade securities.

■

Below-investment-grade securities may be less liquid than higher rated fixed-income securities, even under normal market conditions. There are fewer dealers in the below-investment-grade securities market and there may be significant differences in the prices quoted by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund's securities than is the case with securities trading in a more liquid market.

■

Below-investment-grade securities typically contain redemption provisions that permit the issuer of the securities containing such provisions to redeem the securities at its discretion. If the issuer redeems below-investment-grade securities, the Fund may have to invest the proceeds in securities with lower yields and may lose income.

■

Below-investment-grade securities markets may be more susceptible to real or perceived adverse credit, economic, or market conditions than higher rated securities.

Credit Quality. The Fund may invest in securities that are rated or unrated. "Investment-grade" securities are those rated within the four highest rating categories by nationally recognized statistical rating organizations such as Moody's or Standard & Poor's (or, in the case of unrated securities, determined by the investment adviser to be comparable to securities rated investment-grade). "Below-investment-grade" securities are those that are rated below those categories, which are also referred to as "junk bonds." While securities rated within the fourth highest category by Standard & Poor's (meaning BBB+, BBB or BBB-) or by Moody's (meaning Baa1, Baa2 or Baa3) are considered "investment-grade," they have some speculative characteristics. If two or more nationally recognized statistical rating organizations have assigned different ratings to a security, the investment adviser uses the highest rating assigned.

Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Rating organizations might not change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer's ability to make timely payments on its obligations. In selecting securities for its portfolio and evaluating their income potential and credit risk, the Fund does not rely solely on ratings by rating organizations but evaluates business, economic and other factors affecting issuers as well. Many factors affect an issuer's ability to make timely payments, and the credit risk of a particular security may change over time. The investment adviser also may use its own research and analysis to assess those risks. If a bond is insured, it will usually be rated by the rating organizations based on the financial strength of the insurer. The rating categories are described in an Appendix to the Statement of Additional Information.

Unrated Securities. Because the Fund purchases securities that are not rated by any nationally recognized statistical rating organization, the investment adviser may internally assign ratings to those securities, after assessing their credit quality and other factors, in categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the investment adviser's credit analysis process is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization. Unrated securities are considered "investment-grade" or "below-investment-grade" if judged by the investment adviser to be comparable to rated investment-grade or below-investment-grade securities. The investment adviser's rating does not constitute a guarantee of the credit quality. In addition, some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that the Fund might have difficulty selling them promptly at an acceptable price.

In evaluating the credit quality of a particular security, whether rated or unrated, the investment adviser will normally take into consideration a number of factors such as, if applicable, the financial resources of the issuer, the underlying source of funds for debt service on a security, the issuer's sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation, the degree of community support for the financed facility, the capabilities of the issuer's management, and regulatory factors affecting the issuer or the particular facility.

A reduction in the rating of a security after the Fund buys it will not require the Fund to dispose of the security. However, the investment adviser will evaluate such downgraded securities to determine whether to keep them in the Fund's portfolio.

Investing in Domestic Securities. The Fund can invest in common and preferred stocks and debt securities of U.S. companies. It can also hold U.S. corporate and government debt securities for defensive and liquidity purposes. Under normal market conditions, the Fund does not expect to invest more than 10% of its total assets in securities of U.S. issuers.

Passive Foreign Investment Companies. Because some foreign countries limit or prohibit all direct foreign investment in companies domiciled there, government authorized or organized funds may be the primary or only way to invest in those countries. Subject to the limits under the Investment Company Act of 1940, the Fund may invest in foreign mutual funds to gain exposure to the securities of companies in countries that limit or prohibit direct foreign investment. Foreign mutual funds are generally deemed to be passive foreign investment companies ("PFICs"), since nearly all of the income of a mutual fund is passive income. Some of the other foreign corporations that the Fund may invest in may also be considered PFICs.

Under U.S. tax laws, PFICs are those foreign corporations which generate primarily "passive" income. Passive income is defined as any income that is considered foreign personal holding company income under the Internal Revenue Code. For federal tax purposes, a foreign corporation is deemed to be a PFIC if 75% or more of its gross income during a fiscal year is passive income or if 50% or more of its assets are assets that produce, or are held to produce, passive income.

12	Oppenheimer International Growth Fund/VA

The application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject the Fund itself to tax on certain income from PFIC shares.  Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. The Fund makes every effort to ensure compliance with federal tax reporting of these investments; however the Fund may not realize that a foreign corporation it invests in is a PFIC for federal tax purposes.

Repurchase Agreements. The Fund may also enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it back to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the seller fails to pay the repurchase price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. If the default on the part of the seller is due to its bankruptcy, the Fund's ability to liquidate the collateral may be delayed or limited.

Derivative Investments. The Fund can invest in "derivative" instruments. A derivative is an instrument whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency.  Derivatives may allow the Fund to increase or decrease its exposure to certain markets or risks.

The Fund may use derivatives to seek to increase its investment return or for hedging purposes. The Fund is not required to use derivatives in seeking its investment objective or for hedging and might not do so.

Options, futures and forward contracts are some of the types of derivatives the Fund may use. The Fund may also use other types of derivatives that are consistent with its investment strategies or for hedging purposes.

     Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. The underlying security, obligor or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. For some derivatives, it is possible to lose more than the amount invested in the derivative investment. In addition, some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and may increase portfolio turnover. Derivatives are subject to credit risk, since the Fund may lose money on a derivative investment if the issuer or counterparty fails to pay the amount due. As a result of these risks, the Fund could realize little or no income or lose money from the investment, or the use of a derivative for hedging might be unsuccessful.

In addition, under financial reform legislation currently being implemented, certain over-the-counter derivatives, including certain interest rate swaps and certain credit default swaps, are (or soon will be) required to be executed on a regulated market and/or cleared through a clearinghouse, which may result in increased margin requirements and costs for the Fund. It is unclear how these regulatory changes will affect counterparty risk, and entering into a derivative transaction that is cleared may entail further risks and costs, including the counterparty risk of the clearinghouse and the futures commission merchant through which the Fund accesses the clearinghouse.

     Hedging. Hedging transactions are intended to reduce the risks of securities in the Fund's portfolio. At times, however, a hedging instrument's value might not be correlated with the investment it is intended to hedge, and the hedge might be unsuccessful. If the Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, the strategy could reduce its return or create a loss.

Illiquid and Restricted Securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as "illiquid" securities. Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their resale are referred to as "restricted securities." Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.

     The Fund will not invest more than 15% of its net assets in illiquid securities. The Fund's holdings of illiquid securities are monitored on an ongoing basis to determine whether to sell any of those securities to maintain adequate liquidity.

Conflicts of Interest. The investment activities of the Manager, the Sub-Adviser and their affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager, the Sub-Adviser or their affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another fund or account holding investment positions that are adverse to the Fund's investment strategies or activities. Other funds or accounts advised by the Manager, the Sub-Adviser or their affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the Fund's investment strategies may be adversely affected. The Fund's investment performance will usually differ from the performance of other accounts advised by the Manager, the Sub-Adviser or their affiliates and the Fund may experience losses during periods in which other accounts they advise achieve gains. The Manager and the Sub-Adviser have adopted policies and procedures designed to address potential identified conflicts of interest, however, such policies and procedures may also limit the Fund's investment activities and affect its performance.

The Fund offers its shares to separate accounts of different insurance companies, as an investment for their variable annuity contracts, variable life insurance policies and other investment products. While the Fund does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Fund through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

Investments in Oppenheimer Institutional Money Market Fund. The Fund can invest its free cash balances in Class E shares of Oppenheimer Institutional Money Market Fund to provide liquidity or for defensive purposes. The Fund invests in Oppenheimer Institutional Money Market Fund, rather than purchasing individual short-term investments, to seek a higher yield than it could obtain on its own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, and is part of the Oppenheimer family of funds. It invests in a variety of short- term, high-quality, dollar-denominated money market instruments issued by the U.S. government, domestic and foreign corporations, other

13	Oppenheimer International Growth Fund/VA

financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to the Fund directly. At the time of an investment, the Fund cannot always predict what the yield of the Oppenheimer Institutional Money Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As a shareholder, the Fund will be subject to its proportional share of the expenses of Oppenheimer Institutional Money Market Fund's Class E shares, including its advisory fee. However, the Manager will waive a portion of the Fund's advisory fee to the extent of the Fund's share of the advisory fee paid to the Manager by Oppenheimer Institutional Money Market Fund.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its total assets in investments that may be inconsistent with the Fund's principal investment strategies. Generally, the Fund would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments in which Oppenheimer Institutional Money Market Fund invests or in other short-term U.S. government securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests in these securities, it might not achieve its investment objective.

Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Fund may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. The Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during past fiscal years.

Changes To The Fund's Investment Policies. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares, however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund's investment objective is not a fundamental policy. Investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

Portfolio Holdings. The Fund's portfolio holdings are included in its semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Schedule of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund's first and third fiscal quarters. Therefore, the Fund's portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters. In addition, the Fund's portfolio holdings information, as of the end of each calendar month, may be posted and available on the Fund's website no sooner than 30 days after the end of each calendar month.

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

How the Fund is Managed

THE MANAGER AND THE SUB-ADVISER. OFI Global Asset Management, Inc., the Manager, is a wholly-owned subsidiary of OppenheimerFunds, Inc. The Manager oversees the Fund's investments and its business operations. OppenheimerFunds, Inc., the Sub-Adviser, chooses the Fund's investments and provides related advisory services. The Manager carries out its duties, subject to the policies established by the Fund's Board, under an investment advisory agreement with the Fund that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business. The Sub-Adviser has a sub-advisory agreement with the Manager and is paid by the Manager.

The Manager has been an investment adviser since 2012. The Sub-Adviser has been an investment adviser since 1960. The Manager and the Sub-Adviser are located at 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 1.00% of the first $250 million of average annual net assets, 0.90% of the next $250 million, and 0.85% of average annual net assets in excess of $500 million, calculated on the daily net assets of the Fund. Under the sub-advisory agreement, the Manager pays the Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers) that it receives from the Fund as compensation for the provision of the investment advisory services. The Fund's advisory fee for the fiscal year ended December 31, 2014 was 0.94% of average annual net assets, before any applicable waivers.

After discussions with the Fund's Board, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund's investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund's business) to annual rates of 1.00% for Non-Service Shares and 1.25% for Service Shares as calculated on the daily net assets of the Fund. This fee waiver and/or reimbursement may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board.

The Manager has also voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investments in funds managed by the Manager or its affiliates. During the fiscal year ended December 31, 2014, those indirect expenses were less than 0.01% of average daily net assets and are therefore not shown in the Annual Fund Operating Expenses table earlier in this prospectus.

The Fund's annual operating expenses may vary in future years.  A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory arrangements will be available in the Fund's Annual Report to shareholders for the period ended December 31, 2014.

14	Oppenheimer International Growth Fund/VA

Portfolio Managers. The Fund's portfolio is managed by George R. Evans, CFA, and Robert B. Dunphy, CFA, who are primarily responsible for the day-to-day management of the Fund's investments. Mr. Evans has been a Vice President of the Fund since December 1999 and lead portfolio manager of the Fund since October 1999. Mr. Dunphy has been a Vice President and co-portfolio manager of the Fund since March 2012.

Mr. Evans has been the Chief Investment Officer, Equities, of the Sub-Adviser since January 2013 and Senior Vice President and Director of International Equities of the Sub-Adviser since July 2004. He was Director of Equities of the Sub-Adviser from October 2010 through December 2012, Vice President of the Sub-Adviser from October 1993 through July 2004 and Vice President of HarbourView Asset Management Corporation from July 1994 through November 2001.  Mr. Evans is a portfolio manager of other portfolios in the OppenheimerFunds complex.

Mr. Dunphy has been a Vice President of the Sub-Adviser since January 2011 and Senior Portfolio Manager of the Sub-Adviser since May 2011. He was a Senior Research Analyst and Assistant Vice President of the Sub-Adviser from May 2009 to January 2011, and an Intermediate Research Analyst of the Sub-Adviser from January 2006 to May 2009.  Mr. Dunphy is a portfolio manager of other portfolios in the OppenheimerFunds complex.

     The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.

15	Oppenheimer International Growth Fund/VA

MORE ABOUT YOUR INVESTMENT

How to Buy and Sell Shares

You may only submit instructions for buying or selling shares of the Fund to your insurance company or its servicing agent, not directly to the Fund or its Transfer Agent. Information about your investment in the Fund can only be obtained from your participating insurance company or its servicing agent. The Fund's Transfer Agent does not hold or have access to those records.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund currently offers two different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices. The Service Shares are subject to a distribution and service plan. The expenses of that plan are described below. The Non-Service Shares are not subject to a service and distribution plan.

THE PRICE OF FUND SHARES. Fund shares are sold to participating insurance companies, and are redeemed, at their net asset value per share. The net asset value that applies to a purchase order is the next one calculated after the insurance company (as the Fund's designated agent to receive purchase orders) receives the order from its contract owner, in proper form. Fund shares are redeemed at the next net asset value calculated after the insurance company (as the Fund's designated agent to receive purchase orders) receives the order from its contract owner, in proper form. The Fund's Transfer Agent generally must receive the purchase or redemption order from the insurance company by 9:30 a.m. Eastern Time on the next regular business day.

The Fund does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Fund shares are purchased, they are described in the accompanying prospectus of the participating insurance company. The participating insurance company's prospectus may also include information regarding the time you must submit your purchase and redemption orders.

The sale and redemption price for Fund shares will change from day to day because the value of the securities in its portfolio and its expenses fluctuate. The redemption price will normally differ for different classes of shares. The redemption price of your shares may be more or less than their original cost.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the New York Stock Exchange (NYSE), on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern Time, but may close earlier on some days.

The Fund determines the net assets of each class of shares by subtracting the class-specific expenses and the amount of the Fund's liabilities attributable to the share class from the market value of the Fund's securities and other assets attributable to the share class. The Fund's "other assets" might include, for example, cash and interest or dividends from its portfolio securities that have been accrued but not yet collected. The Fund's securities are valued primarily on the basis of current market quotations.

The net asset value per share for each share class is determined by dividing the net assets of the class by the number of outstanding shares of that class. The current net asset value per share of the Fund is available on our website at www.oppenheimerfunds.com.

       Fair Value Pricing. If market quotations are not readily available or (in the Sub-Adviser's judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset value is calculated that day, an event occurs that the Sub-Adviser learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Board believes would more accurately reflect the security's fair value.

In determining whether current market prices are readily available and reliable, the Sub-Adviser monitors the information it receives in the ordinary course of its investment management responsibilities. It seeks to identify significant events that it believes, in good faith, will affect the market prices of the securities held by the Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster).

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Sub-Adviser's "Valuation Committee." Those determinations may include consideration of recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. Fair value determinations by the Sub-Adviser are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined.

The Fund's use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its net asset value per share.

     Pricing Foreign Securities. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market movements, may occur during that time that could potentially affect the values of foreign securities held by the Fund.

The Sub-Adviser believes that foreign securities values may be affected by volatility that occurs in U.S. markets after the close of foreign securities markets. The Sub-Adviser's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

16	Oppenheimer International Growth Fund/VA

How Can You Buy Fund Shares? Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Fund as an investment option. That prospectus will indicate which share class you may be eligible to purchase.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund's best interest to do so.

How Can You Redeem Fund Shares? Only the participating insurance companies that hold Fund shares in their separate accounts can place orders to redeem shares. Contract holders and policy holders should not directly contact the Fund or its transfer agent to request a redemption of Fund shares. The Fund normally sends payment by Federal Funds wire to the insurance company's account on the next business day after the Fund receives the order (and no later than seven days after the Fund's receipt of the order). Under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

Redemptions "In-Kind." Shares may be "redeemed in-kind" under certain circumstances (such as redemptions of substantial amounts of shares by shareholders that have consented to such in kind redemptions). That means that the redemption proceeds will be paid to the participating insurance companies in securities from the Fund's portfolio. If the Fund redeems shares in-kind, the insurance company accounts may bear transaction costs and will bear market risks until such securities are converted into cash.

Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent, in its discretion, may waive certain of the requirements for redemptions stated in this prospectus.

Frequent Purchase and Redemption Limitations

The Board has adopted a policy to discourage and seek to limit or eliminate frequent purchases or redemptions of shares of the Fund by shareholders or authorized broker-dealer representatives of shareholders, in order to prevent the negative impacts, if any, that this activity may impose on other shareholders of the Fund. Negative impacts may include, without limitation, interference with portfolio management, increased taxes on portfolio securities, diminishment of Fund performance due to the need to sell portfolio securities at less favorable prices, increases in portfolio and administrative transaction costs resulting from large volumes of frequent purchase or redemption activity, and the possible dilution of Fund yields as a result of such activity. In addition, a Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of that Fund's portfolio securities and the determination of the Fund's net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for Funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "Fair Value Pricing" above.

There is no guarantee that this policy, described below, will be sufficient to identify and prevent all frequent purchases or redemptions that may have negative impacts to the Fund. In addition, the implementation of the Fund's policy involves judgments that are inherently subjective and involve some selectivity in their application. The Fund, however, seeks to make judgments that are consistent with the interests of the Fund's shareholders. No matter how the Fund defines frequent purchases or redemptions, other purchases and sales of Fund shares may have adverse effects on the management of the Fund's portfolio and its performance. Additionally, due to the complexity and subjectivity involved in identifying certain frequent trading and the volume of Fund shareholder transactions, there can be no guarantee that the Fund will be able to identify violations of the policy or to reduce or eliminate all detrimental effects of frequent purchases or redemptions.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to the Fund or its long-term shareholders.

The Fund does not offer an exchange privilege.

Right to Refuse Any Purchase Orders. The Fund may refuse, or cancel as permitted by law, any purchase order in its discretion for any reason at any time, and is not obligated to provide notice before rejecting or canceling an order.

Right to Terminate or Suspend Account Privileges. The Fund may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policy described in this prospectus. As part of the Fund's policy to detect and deter frequent purchases and redemptions, the Fund may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control. The Fund may send a written warning to a shareholder that it believes may be engaging in disruptive or excessive trading activity; however, the Fund reserves the right to suspend or terminate the ability to purchase shares, with or without warning, for any account that the Fund determines, in the exercise of its discretion, has engaged in such trading activity.

Monitoring the Policy. The Fund does not have the ability to directly monitor trading activity in the accounts of policy or contract owners ("contract owner accounts") within the participating insurance companies' accounts. Participating insurance companies will generally enter into written agreements which require the participating insurance company to provide underlying shareholder or account data at the Fund's reasonable request. The Fund's ability to monitor and deter excessive short-term trading in insurance company accounts ultimately depends on the capability and diligence of each participating insurance company, under its agreement with the Fund, in monitoring and controlling the trading activity of the policy or contract owners in the insurance company's accounts. Overall purchase and redemption activity in contract owner accounts will be monitored to identify patterns that may suggest frequent trading by the underlying owners. Participating insurance companies will be permitted to apply the Fund's policy or their own frequent trading policy if the latter is more restrictive. In cases where a participating insurance company's more restrictive policy is applied, the Fund will rely on the participating insurance company to monitor frequent trading activity in accordance with its policy. The Fund may request individual

17	Oppenheimer International Growth Fund/VA

account or transaction information, and based on the information and data it receives, will apply its policy to review transactions that may constitute frequent purchase or exchange activity. The Fund may prohibit, in its sole discretion, purchases of Fund shares by a participating insurance company or by some or all of its clients.

You should refer to the prospectus for your insurance company variable annuity contract for specific information about the insurance company's policies. Under certain circumstances, policy or contract owners may be required to transmit purchase or redemption orders only by first class U.S. mail.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan for Service Shares to pay the Distributor for distribution related services, personal services and account maintenance for those shares. Under the Plan, the Fund pays the Distributor quarterly at an annual rate of up to 0.25% of the daily net assets of the Fund's Service Shares. Because these fees are paid out of the Fund's assets on an on-going basis, over time they will increase the operating expenses of the Service Shares and may cost you more than other types of fees or sales charges. As a result, the Service Shares may have lower performance compared to the Fund's shares that are not subject to a service fee.

     Use of Plan Fees: The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product for providing personal services and account maintenance for variable contract owners that hold Service Shares.

Payments to Financial Intermediaries and Service Providers. The Sub-Adviser and/or the Distributor, Transfer Agent and/or Sub-Transfer Agent, at their discretion, may also make payments to brokers-dealers, other financial intermediaries, including the insurance companies that offer the Fund as an investment option, or to service providers for some or all of the following services- distribution, promotional and marketing support, shareholder servicing, operational and recordkeeping, sub-accounting, networking or administrative services.

Those payments for distribution or promotional and marketing support are made out of the Sub-Adviser's and/or the Distributor's own resources and/or assets, including from the revenues or profits derived from the advisory fees the Sub-Adviser receives from the Fund. Those payments, which may be substantial, are paid to many financial intermediaries having business relationships with the Sub-Adviser, and/or the Distributor, and are in addition to any payments made pursuant to an applicable 12b-1 plan and are separate from any commissions the Distributor pays to these firms out of the sales charges paid by investors or transfer agency fees paid by the Fund to the Transfer Agent.

Payments made by the Sub-Adviser, and/or the Distributor, the Transfer Agent and Sub-Transfer Agent from their own resources are not reflected in the tables in the "Fees and Expenses of the Fund" section of this prospectus because they are not paid by the Fund.

The financial intermediaries that may receive those payments include broker-dealers and other financial intermediaries that offer and sell Fund shares to their clients, provide shareholder services to the Fund, provide promotional and marketing services and/or operational and recordkeeping, networking or sub-accounting services to the Sub-Adviser, Distributor, the Transfer Agent and Sub-Transfer Agent, and receive compensation for those activities. The financial intermediaries that may receive payments include broker dealers, financial advisors, registered investment advisers, sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee-based programs, sponsors of college and retirement savings programs, banks, trust companies, retirement plan or qualified tuition program administrators, third party administrators and other financial intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses and asset retention items, paid by the Sub-Adviser or the Distributor, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that financial intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that financial intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give a financial intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the financial intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the financial intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Sub-Adviser or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA")) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Sub-Adviser or Distributor does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the financial intermediary, sales of Fund shares, the redemption rates on accounts of clients of the financial intermediary or overall asset levels of Oppenheimer funds held for or by clients of the financial intermediary, the willingness of the financial intermediary to allow the Distributor to provide educational and training support for the financial intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the financial intermediary's sales system, as well as the overall quality of the services provided by the financial intermediary and the Sub-Adviser or Distributor's relationship with the financial intermediary. The Sub-Adviser and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Sub-Adviser or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Sub-Adviser and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

18	Oppenheimer International Growth Fund/VA

Payments may also be made by the Transfer Agent or Sub-Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided, such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, operational and recordkeeping and other administrative services. Financial intermediaries that may receive these fees for providing services may include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, broker-dealers, and insurance companies that offer variable annuity or variable life insurance products, and other financial intermediaries. These fees may be used by the financial intermediary to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

The Statement of Additional Information contains more information about revenue sharing and operational and recordkeeping, networking and sub-accounting payments made by the Sub-Adviser, Distributor, Transfer Agent or Sub-Transfer Agent. Your broker-dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Sub-Adviser, Distributor, Transfer Agent or Sub-Transfer Agent, or any other fees or expenses it charges.

Dividends, Capital Gains and Taxes

DIVIDENDS AND DISTRIBUTIONS. The Fund intends to declare and pay dividends annually from any net investment income. The Fund may also realize capital gains on the sale of portfolio securities, in which case it will make distributions of any net short-term capital gains and it may make distributions out of any net long-term capital gains annually. The Fund may also make supplemental distributions of dividends and capital gains following the end of its fiscal year. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or capital gains distributions in a particular year.

Dividends and distributions are paid separately for each share class. Because of the higher expenses on Service Shares, the dividends and capital gains distributions paid on those shares will generally be lower than for other Fund shares.

Receiving Dividends and Distributions. Any dividends and capital gains distributions will be automatically reinvested in additional Fund shares for the account of the participating insurance company, unless the insurance company elects to have dividends or distributions paid in cash.

TAXES. For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying variable contract prospectus of your participating insurance company. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, any dividends from net investment income and distributions of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company. However, those payments may affect the tax basis of certain types of distributions from those accounts.

The Fund has qualified and intends to qualify each year to be taxed as a regulated investment company under the Internal Revenue Code by satisfying certain income, asset diversification and income distribution requirements, but might not so qualify. In each year that it qualifies as a regulated investment company, the Fund will not be subject to federal income taxes on its income that it distributes to shareholders.

This information is only a summary of certain Federal income tax information about your investment. You are encouraged to consult your tax adviser about the effect of an investment in the Fund on your particular tax situation and about any changes to the Internal Revenue Code that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

19	Oppenheimer International Growth Fund/VA

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent registered public accounting firm. KPMG LLP's report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

Prior to April 30, 2014, the Fund was a series of Panorama Series Fund.  Performance reflects that of the predecessor series.

20	Oppenheimer International Growth Fund/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$2.57	$2.07	$1.72	$1.87	$1.65
Income (loss) from investment operations:
Net investment income[2]	0.03	0.03	0.03	0.02	0.02
Net realized and unrealized gain (loss)	(0.21)	0.50	0.35	(0.15)	0.22
Total from investment operations	(0.18)	0.53	0.38	(0.13)	0.24
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)	(0.03)	(0.03)	(0.02)	(0.02)
Distributions from net realized gain	(0.05)	0.00	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(0.08)	(0.03)	(0.03)	(0.02)	(0.02)
Net asset value, end of period	$2.31	$2.57	$2.07	$1.72	$1.87

Total Return, at Net Asset Value[3]	(7.22)%	25.87%	22.22%	(7.16)%	14.76%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$358,756	$458,038	$348,449	$364,221	$417,141
Average net assets (in thousands)	$400,556	$404,859	$332,018	$406,974	$376,612
Ratios to average net assets:[4]
Net investment income	1.13%	1.24%	1.68%	1.21%	1.04%
Total expenses[5]	1.07%	1.09%	1.13%	1.09%	1.10%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Portfolio turnover rate	41%	32%	22%	25%	19%

1.	December 30, 2011 represents the last business day of the Fund's 2011 fiscal year.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.
5.	Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	1.07%
Year Ended December 31, 2013	1.09%
Year Ended December 31, 2012	1.13%
Year Ended December 30, 2011	1.09%
Year Ended December 31, 2010	1.10%

21	Oppenheimer International Growth Fund/VA

FINANCIAL HIGHLIGHTS

Service Shares	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$2.66	$2.14	$1.78	$1.94	$1.71
Income (loss) from investment operations:
Net investment income[2]	0.02	0.02	0.03	0.02	0.01
Net realized and unrealized gain (loss)	(0.21)	0.53	0.35	(0.17)	0.24
Total from investment operations	(0.19)	0.55	0.38	(0.15)	0.25
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.03)	(0.02)	(0.01)	(0.02)
Distributions from net realized gain	(0.05)	0.00	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(0.07)	(0.03)	(0.02)	(0.01)	(0.02)
Net asset value, end of period	$2.40	$2.66	$2.14	$1.78	$1.94

Total Return, at Net Asset Value[3]	(7.15)%	25.71%	21.68%	(7.61)%	14.62%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$145,515	$118,060	$68,997	$57,276	$61,630
Average net assets (in thousands)	$128,694	$88,647	$63,118	$62,359	$50,420
Ratios to average net assets:[4]
Net investment income	0.85%	0.89%	1.43%	0.96%	1.35%
Total expenses[5]	1.32%	1.34%	1.38%	1.34%	1.35%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%	1.25%	1.25%	1.25%	1.25%
Portfolio turnover rate	41%	32%	22%	25%	19%

1.	December 30, 2011 represents the last business day of the Fund's 2011 fiscal year.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.
5.	Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	1.32%
Year Ended December 31, 2013	1.34%
Year Ended December 31, 2012	1.38%
Year Ended December 30, 2011	1.34%
Year Ended December 31, 2010	1.35%

22	Oppenheimer International Growth Fund/VA

INFORMATION AND SERVICES

STATEMENT OF ADDITIONAL INFORMATION AND ANNUAL AND SEMI-ANNUAL REPORTS. The Fund's Statement of Additional Information and Annual and Semi-Annual Reports to shareholders provide additional information about the Fund's investments. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information and audited financial statements included in its most recent Annual Report dated December 31, 2014, including the notes thereto and report of the independent registered public accounting firm thereon, are incorporated by reference into (are legally considered part of) this prospectus.

How to Request More Information

You can request the above documents, the notice explaining the Fund's privacy policy, and other information about the Fund, without charge, by:

Telephone:	Call OppenheimerFunds Services toll-free: 1.800.988.8287
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use the following address for courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No.: 811-4108 SP0616.001.0415

OPPENHEIMER
Main Street Fund/VA®
A series of Oppenheimer Variable Account Funds

Prospectus dated April 30, 2015

Share Classes:
Non-Service Shares
Service Shares

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Oppenheimer Main Street Fund/VA is a mutual fund that seeks capital appreciation. It emphasizes investments in common stocks based on analyses using fundamental research and quantitative models.

Shares of the Fund are sold only as an underlying investment for variable life insurance policies, variable annuity contracts and other insurance company separate accounts. A prospectus for the insurance product you have selected accompanies this prospectus and explains how to select shares of the Fund as an investment under that insurance product, and which share class or classes you are eligible to purchase.

This prospectus contains important information about the Fund's objective, investment policies, strategies and risks. Please read this prospectus (and your insurance product prospectus) carefully before you invest and keep them for future reference about your account.

Contents

THE FUND SUMMARY
3	Investment Objective
3	Fees and Expenses of the Fund
3	Principal Investment Strategies
3	Principal Risks
4	The Fund's Past Performance
4	Investment Adviser
4	Portfolio Managers
4	Purchase and Sale of Fund Shares
4	Taxes
5	Payments to Broker-Dealers and Other Financial Intermediaries
MORE ABOUT THE FUND
6	About the Fund's Investments
12	How the Fund is Managed
MORE ABOUT YOUR INVESTMENT
14	How to Buy and Sell Shares
17	Dividends, Capital Gains and Taxes
17	Financial Highlights
To Summary Prospectus

THE FUND SUMMARY

Investment Objective. The Fund seeks capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. The accompanying prospectus of the participating insurance company provides information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product. The fees and expenses of those products are not charged by the Fund and are not reflected in this table. Expenses would be higher if those fees were included.

Shareholder Fees
(fees paid directly from your investment)	Non-Service	Service
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)	Non-Service	Service
Management Fees	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.12%	0.12%
Total Annual Fund Operating Expenses	0.77%	1.02%

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows, whether or not you redeemed your shares:

	1 Year	3 Years	5 Years	10 Years
Non-Service	$79	$247	$429	$958
Service	$105	$326	$566	$1,254

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies. The Fund mainly invests in common stocks of U.S. companies of different capitalization ranges. The Fund currently focuses on "larger capitalization" issuers, which are considered to be companies with market capitalizations equal to the companies in the Russell 1000 Index. The portfolio managers use fundamental research and quantitative models to select securities for the Fund's portfolio, which is comprised of both growth and value stocks. While the process may change over time or vary in particular cases, in general the selection process currently uses:

■

a fundamental approach in analyzing issuers on factors such as a company's financial performance and prospects, industry position, and business model and management strength. Industry outlook, market trends and general economic conditions may also be considered.

■

quantitative models to rank securities within each sector to identify potential buy and sell candidates for further fundamental analysis. A number of company-specific factors are analyzed in constructing the models, including valuation, fundamentals and momentum.

   The portfolio is constructed and regularly monitored based upon several analytical tools, including quantitative investment models. The Fund aims to maintain a broadly diversified portfolio across major economic sectors by applying investment parameters for both sector and position size. The portfolio managers use the following sell criteria: the stock price is approaching its target, deterioration in the company's competitive position, poor execution by the company's management, or identification of more attractive alternative investment ideas.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Risks of Investing in Stock. The value of a Fund's portfolio may be affected by changes in the stock markets. Stock markets may experience significant short-term volatility and may fall sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual stocks generally do not all move in the same direction at the same time. For example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen. A variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general

3	Oppenheimer Main Street Fund/VA

unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry. To the extent that securities of a particular type are emphasized, for example foreign stocks, stocks of small- or mid-cap companies, growth or value stocks, or stocks of companies in a particular industry, fund share values may fluctuate more in response to events affecting the market for those types of securities.

    Industry and Sector Focus. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of stocks of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in response to events affecting that industry or sector. To some extent that risk may be limited by the Fund's policy of not concentrating its investments in any one industry.

Risks of Small- and Mid-Cap Companies. The stock prices of small- and mid-cap companies may be more volatile and their securities may be more difficult to sell than those of larger companies. They may not have established markets, may have fewer customers and product lines, may have unseasoned management or less management depth and may have more limited access to financial resources. Smaller companies may not pay dividends or provide capital gains for some time, if at all.

Who Is the Fund Designed For? The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies. The Fund is designed primarily for investors seeking capital appreciation. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund that focuses on stocks. The Fund is not designed for investors needing current income. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's Non-Service Shares performance from calendar year to calendar year and by showing how the Fund's average annual returns for the periods of time shown in the table compare with those of a broad measure of market performance. Charges imposed by the insurance accounts that invest in the Fund are not included and the returns would be lower if they were. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website at:
https://www.oppenheimerfunds.com/fund/MainStreetFundVA

During the period shown, the highest return before taxes for a calendar quarter was 18.50% (2nd Qtr 09) and the lowest return before taxes for a calendar quarter was -22.18% (4th Qtr 08).

The following table shows the average annual total returns before taxes for each class of the Fund's shares.

Average Annual Total Returns for the periods ended December 31, 2014
	1 Year	5 Years	10 Years
Non-Service Shares (inception 7/5/95)	10.70%	14.63%	7.12%
Service Shares (inception 7/13/00)	10.40%	14.33%	6.85%
S&P 500 Index	13.69%	15.45%	7.67%
(reflects no deductions for fees, expenses or taxes)

Investment Adviser. OFI Global Asset Management, Inc. (the "Manager") is the Fund's investment adviser.  OppenheimerFunds, Inc. (the "Sub-Adviser") is its sub-adviser.

Portfolio Managers. Manind ("Mani") Govil, CFA, has been a Vice President and lead portfolio manager of the Fund and Benjamin Ram has been a Vice President and co-portfolio manager of the Fund since May 2009. Paul Larson has been a Vice President and co-portfolio manager of the Fund since April 2014.

Purchase and Sale of Fund Shares. Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. You may only submit instructions for buying or selling shares of the Fund to your insurance company or its servicing agent, not directly to the Fund or its Transfer Agent. The accompanying prospectus of the participating insurance company provides information about how to select the Fund as an investment option.

4	Oppenheimer Main Street Fund/VA

Taxes. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, any dividends and capital gains distributions will be taxable to the participating insurance company, if at all. However, those payments may affect the tax basis of certain types of distributions from those accounts. Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

Payments to Broker-Dealers and Other Financial Intermediaries. The Fund, the Sub-Adviser, or their related companies may make payments to financial intermediaries, including to insurance companies that offer shares of the Fund as an investment option. These payments for the sale of Fund shares and related services may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

5	Oppenheimer Main Street Fund/VA

MORE ABOUT THE FUND

About the Fund's Investments

The allocation of the Fund's portfolio among different types of investments will vary over time and the Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains additional information about the Fund's investment policies and risks.

The Fund's Principal Investment Strategies and Risks. The following strategies and types of investments are the ones that the Fund considers to be the most important in seeking to achieve its investment objective and the following risks are those the Fund expects its portfolio to be subject to as a whole.

Common Stock. Common stock represents an ownership interest in a company. It ranks below preferred stock and debt securities in claims for dividends and in claims for assets of the issuer in a liquidation or bankruptcy. Common stocks may be exchange-traded or over-the-counter securities. Over-the-counter securities may be less liquid than exchange-traded securities.

The value of a Fund's portfolio may be affected by changes in the stock markets. Stocks and other equity securities fluctuate in price in response to changes to equity markets in general. Stock markets may experience significant short-term volatility and may fall sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual stocks generally do not all move in the same direction at the same time. For example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen. A variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry. To the extent that securities of a particular type are emphasized, for example foreign stocks, stocks of small- or mid-sized companies, growth or value stocks, or stocks of companies in a particular industry, its share value may fluctuate more in response to events affecting the market for those types of securities.

Quantitative Models. The portfolio managers use quantitative stock selection models that are based upon many factors that measure individual securities relative to each other. Those measurements may not always identify securities that perform well in the future.

Diversification and Concentration. The Fund is a diversified fund. It attempts to reduce its exposure to the risks of individual securities by diversifying its investments across a broad number of different issuers. The Fund will not concentrate its investments in issuers in any one industry. At times, however, the Fund may emphasize investments in some industries or sectors more than others. The prices of securities of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in response to events affecting that industry or sector. The Securities and Exchange Commission has taken the position that investment of more than 25% of a fund's total assets in issuers in the same industry constitutes concentration in that industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies; however, securities issued by any one foreign government are considered to be part of a single "industry."

Small-Cap Companies. Small-cap companies may be either established or newer companies, including "unseasoned" companies that have been in operation for less than three years. While smaller companies might offer greater opportunities for gain than larger companies, they also involve greater risk of loss. They may be more sensitive to changes in a company's earnings expectations and may experience more abrupt and erratic price movements. Smaller companies' securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Smaller companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since smaller companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Smaller companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. Securities of small, unseasoned companies may be particularly volatile, especially in the short-term, and may have very limited liquidity in a declining market. It may take a substantial period of time to realize a gain on an investment in a small-cap company, if any gain is realized at all.

The Fund measures the market capitalization of an issuer at the time of investment. Because the relative sizes of companies change over time as the stock market changes, the Fund's definition of what is a "small-cap," "mid-cap" or "large-cap" company may change over time as well. After the Fund buys the stock of an individual company, that company may expand or contract and no longer fall within the designated capitalization range. Although the Fund is not required to sell the stock of companies whose market capitalizations have grown or decreased beyond the Fund's capitalization-range definition, it might sell some of those holdings to try to adjust the dollar-weighted median capitalization of its portfolio. That might cause the Fund to realize capital gains on an investment and could increase taxable distributions to shareholders.

When the Fund invests in smaller company stocks that might trade infrequently, investors might seek to trade fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as "price arbitrage"). If such price arbitrage were successful, it might interfere with the efficient management of the Fund's portfolio and the Fund may be required to sell securities at

6	Oppenheimer Main Street Fund/VA

disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of fund shares held by other shareholders.

Mid-Cap Companies. Mid-cap companies are generally companies that have completed their initial start-up cycle, and in many cases have established markets and developed seasoned management teams. While mid-cap companies might offer greater opportunities for gain than larger companies, they also involve greater risk of loss. They may be more sensitive to changes in a company's earnings expectations and may experience more abrupt and erratic price movements than larger companies. Mid-cap companies' securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of mid-cap companies may be subject to wider price fluctuations and may be less liquid than stocks of larger exchange-traded issuers, meaning it might be harder for the Fund to dispose of those holdings at an acceptable price when it wants to sell them. Mid-cap companies may have less established markets for their products or services and may have fewer customers and product lines than larger companies. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since mid-cap companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Mid-cap companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. Securities of unseasoned companies may be particularly volatile, especially in the short term and in periods of market instability, and may have limited liquidity in a declining market. It may take a substantial period of time to realize a gain on an investment in a mid-cap company, if any gain is realized at all.

The Fund measures the market capitalization of an issuer at the time of investment. Because the relative sizes of companies change over time as the stock market changes, the Fund's definition of what is a "mid-cap" company may change over time as well. After the Fund buys their stock, individual companies may grow and no longer fall within the Fund's definition of a "mid-cap" issuer. Although the Fund is not required to sell the stock of companies whose market capitalizations have grown beyond the Fund's mid-cap definition, it might sell some of those holdings to try to lower the dollar-weighted median capitalization of its portfolio. That might cause the Fund to realize capital gains on the investment and could increase taxable distributions to shareholders.

When the Fund invests in smaller company stocks that might trade infrequently, investors might seek to trade fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as "price arbitrage"). If such price arbitrage were successful, it might interfere with the efficient management of the Fund's portfolio and the Fund may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of fund shares held by other shareholders.

Other Investment Strategies and Risks. The Fund can also use the investment techniques and strategies described below. The Fund might not use all of these techniques or strategies or might only use them from time to time.

Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Fund's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act of 1940 that apply to publicly-sold mutual funds.

Failure by the Fund to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Fund's investment decisions in a way that could reduce its performance.

Other Equity Securities. In addition to common stocks, the Fund can invest in other equity or "equity equivalents" securities such as preferred stocks, convertible securities, rights or warrants.

■

Preferred stock has a set dividend rate and ranks ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. The dividends on preferred stock may be cumulative (they remain a liability of the company until paid) or non-cumulative. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. If prevailing interest rates rise, the fixed dividend on preferred stock may be less attractive, which may cause the price of preferred stock to decline.

■

Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and can be more volatile than the price of the underlying securities. If the market price of the underlying security does not exceed the exercise price during the life of the warrant, the warrant will expire worthless and any amount paid for the warrant will be lost. The market for warrants may be very limited and it may be difficult to sell a warrant promptly at an acceptable price. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

■

A convertible security can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. Some convertible debt securities may be considered "equity equivalents" because of the feature that makes them convertible into common stock. Convertible securities may offer the Fund the ability to participate in stock market movements while also seeking some current income. Convertible securities may provide more income than common stock but they generally provide less income than comparable non-convertible debt securities. Convertible securities are subject to credit and interest rate risk, however credit ratings of convertible securities generally have less impact on the value of the securities than they do for non-convertible debt securities.

Master Limited Partnerships. The Fund may invest in publicly traded limited partnerships known as "master limited partnerships" or MLPs. MLPs issue units that are registered with the Securities and Exchange Commission and are freely tradable on a securities exchange or

7	Oppenheimer Main Street Fund/VA

in the over-the-counter market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP's creditors would continue after the Fund sold its investment in the MLP. MLPs are typically real estate, oil and gas and equipment leasing vehicles, but they also finance movies, research and development, and other projects.

Exchange-Traded Funds. The Fund can invest in exchange-traded funds (ETFs), which are typically open-end funds or unit investment trusts listed on a stock exchange. The Fund might do so as a way of gaining exposure to securities represented by the ETF's portfolio at times when the Fund may not be able to buy those securities directly. As a shareholder of an ETF, the Fund would be subject to its ratable share of that ETF's expenses, including its advisory and administration expenses. At the same time, the Fund would bear its own management fees and expenses. The Fund does not intend to invest in ETFs unless the portfolio manager believes that the potential benefits of the investment justify the expenses. The Fund's investments in the securities of ETFs are subject to the limits that apply to investments in investment companies under the Investment Company Act of 1940.

Debt Securities. The Fund does not focus on debt securities as a principal investment strategy, however debt securities are one of the other investments that the Fund may use. The Fund may invest in debt securities to seek income, for liquidity or for hedging purposes.
   The debt securities the Fund buys may be of any maturity. The Fund's debt securities may be rated by nationally recognized statistical rating organizations such as Moody's Investors Service or Standard & Poor's Ratings Services or may be unrated. "Investment grade" refers to securities that are rated in one of the top four rating categories. The Fund can invest up to 25% of its total assets in debt securities that are rated below-investment-grade, also referred to as "junk bonds." The Fund cannot invest more than 10% of its assets in below-investment-grade non convertible debt securities and currently does not intend to invest more than 10% of its assets in below-investment-grade debt securities of any type.

■

Interest Rate Risk. Interest rate risk is the risk that rising interest rates, or an expectation of rising interest rates in the near future, will cause the values of the Fund's investments in debt securities to decline. The values of debt securities usually change when prevailing interest rates change. When interest rates rise, the values of outstanding debt securities generally fall, and those securities may sell at a discount from their face amount. When interest rates rise, the decrease in values of outstanding debt securities may not be offset by higher income from new investments. When interest rates fall, the values of already-issued debt securities generally rise. However, when interest rates fall, the Fund's investments in new securities may be at lower yields and may reduce the Fund's income. The values of longer-term debt securities usually change more than the values of shorter-term debt securities when interest rates change; thus, interest rate risk is usually greater for securities with longer maturities or durations. "Zero-coupon" or "stripped" securities may be particularly sensitive to interest rate changes. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows. Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks.

■

Duration Risk. Duration risk is the risk that longer-duration debt securities are more likely to decline in price than shorter-duration debt securities, in a rising interest-rate environment. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. "Effective duration" attempts to measure the expected percentage change in the value of a bond or portfolio resulting from a change in prevailing interest rates. The change in the value of a bond or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond's value to decline about 3% while a 1% decrease in general interest rates would be expected to cause the bond's value to increase 3%. The duration of a debt security may be equal to or shorter than the full maturity of a debt security.

■

Credit Risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. U.S. government securities generally have lower credit risks than securities issued by private issuers or certain foreign governments. If an issuer fails to pay interest, the Fund's income might be reduced, and if an issuer fails to repay principal, the value of the security might fall and the Fund could lose the amount of its investment in the security. The extent of this risk varies based on the terms of the particular security and the financial condition of the issuer. A downgrade in an issuer's credit rating or other adverse news about an issuer, for any reason, can reduce the market value of that issuer's securities.

■

Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects lower-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of the Fund's lower-rated and unrated securities. Some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that the Fund might have difficulty selling them promptly at an acceptable price.

■

Extension Risk. Extension risk is the risk that, if interest rates rise rapidly, repayments of principal on certain debt securities may occur at a slower rate than expected, and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply. Extension risk is particularly prevalent for a callable security where an increase in interest rates could result in the issuer of that security choosing not to redeem the security as anticipated on the security's call date. Such a decision by the issuer could have the effect of lengthening the debt security's expected maturity, making it more vulnerable to interest rate risk and reducing its market value.

■

Reinvestment Risk. Reinvestment risk is the risk that when interest rates fall, the Fund may be required to reinvest the proceeds from a security's sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than non-callable bonds.

8	Oppenheimer Main Street Fund/VA

■

Prepayment Risk. Certain fixed-income securities (in particular mortgage-related securities) are subject to the risk of unanticipated prepayment. Prepayment risk is the risk that, when interest rates fall, the issuer will redeem the security prior to the security's expected maturity, or that borrowers will repay the loans that underlie these fixed-income securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to expected maturity. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security's price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.

■

Event Risk. If an issuer of debt securities is the subject of a buyout, debt restructuring, merger or recapitalization that increases its debt load, it could interfere with its ability to make timely payments of interest and principal and cause the value of its debt securities to fall.

Fixed-Income Market Risks. The fixed-income securities market can be susceptible to unusual volatility and illiquidity. Volatility and illiquidity may be more pronounced in the case of lower-rated and unrated securities. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the U.S. and in other countries. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices at which they are carried on the Fund's books. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds' prices. An unexpected increase in Fund redemption requests, which may be triggered by market turmoil or an increase in interest rates, could cause the Fund to sell its holdings at a loss or at undesirable prices. Similarly, the prices of the Fund's holdings could be adversely affected if an investment account managed similarly to that of the Fund were to experience significant redemptions and those accounts were required to sell its holdings at an inopportune time. The liquidity of an issuer's securities may decrease as result of a decline in an issuer's credit rating, the occurrence of an event that causes counterparties to avoid transacting with the issuer, or an increase in the issuer's cash outflows. A lack of liquidity or other adverse credit market conditions may hamper the Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns may impact the market price or value of those debt securities and may cause increased volatility in those debt securities or debt securities markets, reducing the willingness of some lenders to extend credit, and making it more difficult for borrowers to obtain financing on attractive terms (or at all). Under some circumstances, as was the case during the latter half of 2008 and early 2009, those concerns could cause reduced liquidity in certain debt securities markets.

Following the financial crisis, the Federal Reserve has sought to stabilize the economy by keeping the federal funds rate at or near zero percent. The Federal Reserve has also purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, pursuant to its monetary stimulus program known as "quantitative easing." As the Federal Reserve tapers its securities purchases pursuant to quantitative easing or raises the federal funds rate, there is a risk that interest rates may rise and cause fixed-income investors to move out of fixed-income securities, which may also increase redemptions in fixed-income mutual funds.

In addition, although the fixed-income securities markets have grown significantly in the last few decades, regulations and business practices have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain debt securities. As a result, dealer inventories of fixed-income securities, which provide an indication of the ability of financial intermediaries to make markets in fixed-income securities, are at or near historic lows relative to market size. Because market makers help stabilize the market through their financial intermediary services, further reductions in dealer inventories could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets.

     Risks of Below-Investment-Grade Securities. Below-investment-grade debt securities (also referred to as "junk" bonds), whether rated or unrated, may be subject to greater price fluctuations than investment-grade securities, increased credit risk and a greater risk that the issuer might not be able to pay interest and principal when due, especially during times of weakening economic conditions or rising interest rates. The market for below-investment-grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Foreign Investing. The Fund can buy securities issued by companies or governments in any country, including in developing or emerging market countries. While there is no limit on the Fund's foreign investments, the Fund does not currently plan to invest a significant amount of its assets in securities of foreign issuers but may do so in the future.

Risks of Foreign Investing. Securities traded in foreign markets often involve special risks not present in U.S. investments that can increase the chances the Fund will lose money. Additional information regarding certain of the risks associated with foreign investing is provided below.

■

Foreign Market Risk. If there are fewer investors in a particular foreign market, securities traded in that market may be less liquid and more volatile than U.S. securities and more difficult to price. Foreign markets may also be subject to delays in the settlement of transactions and difficulties in pricing securities. If the Fund is delayed in settling a purchase or sale transaction, it may not receive any return on the invested assets or it may lose money if the value of the security declines. It may also be more expensive for the Fund to buy or sell securities in certain foreign markets than in the United States, which may increase the Fund's expense ratio.

■

Foreign Economy Risk. Foreign economies may be more vulnerable to political or economic changes than the U.S. economy. They may be more concentrated in particular industries or may rely on particular resources or trading partners to a greater extent. Certain foreign economies may be adversely affected by shortages of investment capital or by high rates of inflation. Changes in economic or monetary policy in the U.S. or abroad may also have a greater impact on the economies of certain foreign countries.

■

Foreign Governmental and Regulatory Risks . Foreign companies may not be subject to the same accounting and disclosure requirements as U.S. companies. As a result there may be less accurate information available regarding a foreign company's operations and financial

9	Oppenheimer Main Street Fund/VA

condition. Foreign companies may be subject to capital controls, nationalization, or confiscatory taxes. There may be less government regulation of foreign issuers, exchanges and brokers than in the United States. Some countries also have restrictions that limit foreign ownership and may impose penalties for increases in the value of the Fund's investment. The value of the Fund's foreign investments may be affected if it experiences difficulties in enforcing legal judgments in foreign courts.

■

Foreign Currency Risk. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. If the U.S. dollar rises in value against a foreign currency, a security denominated in that currency will be worth less in U.S. dollars and if the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency will be worth more in U.S. dollars. The dollar value of foreign investments may also be affected by exchange controls. Foreign currency exchange transactions may impose additional costs on the Fund. The Fund can also invest in derivative instruments linked to foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of derivatives linked to that foreign currency. The Sub-Adviser's selection of foreign currency denominated investments may not perform as expected. Currency derivative investments may be particularly volatile and subject to greater risks than other types of foreign-currency denominated investments.

■

Foreign Custody Risk. There may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. There may also be an increased risk of loss of portfolio securities.

■

Time Zone Arbitrage. If the Fund invests a significant amount of its assets in foreign securities, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the New York Stock Exchange that day, when the Fund's net asset value is calculated. If such time zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Fund's use of "fair value pricing" under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Sub-Adviser and the Board believe to be their fair value, may help deter those activities.

■

Globalization Risks. The growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the United States or abroad, or a slowdown in the U.S. economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries.

■

Regional Focus. At times, the Fund might increase the relative emphasis of its investments in a particular region of the world. Securities of issuers in a region might be affected by changes in economic conditions or by changes in government regulations, availability of basic resources or supplies, or other events that affect that region more than others. If the Fund has a greater emphasis on investments in a particular region, it may be subject to greater risks from adverse events that occur in that region than a fund that invests in a different region or that is more geographically diversified. Political, social or economic disruptions in the region may adversely affect the values of the Fund's holdings.

The Fund may purchase American Depository Shares ("ADS") as part of American Depository Receipt ("ADR") issuances, which are negotiable certificates issued by a U.S. bank representing a specified number of shares in a foreign stock traded on a U.S. exchange. They are subject to some of the special considerations and risks, discussed elsewhere in this prospectus, that apply to foreign securities traded and held abroad.

Risks of Developing and Emerging Markets. Investments in developing and emerging market countries are subject to all the risks associated with foreign investing, which may be greater for such investments. Investments in securities of issuers in developing or emerging market countries may be considered speculative. Additional information regarding certain of the risks associated with investing in developing and emerging markets is provided below.

■

Less Developed Securities Markets. Developing or emerging market countries may have less well-developed securities markets and exchanges. Consequently they have lower trading volume than the securities markets of more developed countries and may be substantially less liquid than those of more developed countries.

■

Transaction Settlement. Settlement procedures in developing or emerging markets may differ from those of more established securities markets, and settlement delays may result in the inability to invest assets or to dispose of portfolio securities in a timely manner. As a result there could be subsequent declines in the value of the portfolio security, a decrease in the level of liquidity of the portfolio or, if there is a contract to sell the security, a possible liability to the purchaser.

■

Price Volatility. Securities prices in developing or emerging markets may be significantly more volatile than is the case in more developed nations of the world, which may lead to greater difficulties in pricing securities.

■

Less Developed Governments and Economies. The governments of developing or emerging market countries may be more unstable than the governments of more developed countries. In addition, the economies of developing or emerging market countries may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Developing or emerging market countries may be subject to social, political, or economic instability. Further, the value of the currency of a developing or emerging market country may fluctuate more than the currencies of countries with more mature markets.

■

Government Restrictions. In certain developing or emerging market countries, government approval may be required for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. Other government restrictions may include confiscatory taxation, expropriation or nationalization of company assets, restrictions on foreign ownership of local companies, protectionist measures, and practices such as share blocking.

■

Privatization Programs. The governments in some developing or emerging market countries have been engaged in programs to sell all or part of their interests in government-owned or controlled enterprises. However, in certain developing or emerging market countries, the ability of foreign entities to participate in privatization programs may be limited by local law. There can be no assurance that privatization programs will be successful.

10	Oppenheimer Main Street Fund/VA

Derivative Investments. The Fund can invest in "derivative" instruments. A derivative is an instrument whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency.  Derivatives may allow the Fund to increase or decrease its exposure to certain markets or risks.

The Fund may use derivatives to seek to increase its investment return or for hedging purposes. The Fund is not required to use derivatives in seeking its investment objective or for hedging and might not do so.

     Options, futures, options on futures, options on indices, and forward contracts are some of the derivatives that the Fund may use. The Fund may also use other types of derivatives that are consistent with its investment strategies or for hedging.

Hedging. Hedging transactions are intended to reduce the risks of securities in the Fund's portfolio. If the Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, however, the hedge might be unsuccessful or could reduce the Fund's return or create a loss.

     Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. The underlying security, obligor or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. For some derivatives, it is possible to lose more than the amount invested in the derivative investment. In addition, some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and may increase portfolio turnover. Derivatives are subject to credit risk, since the Fund may lose money on a derivative investment if the issuer or counterparty fails to pay the amount due. As a result of these risks, the Fund could realize little or no income or lose money from the investment, or the use of a derivative for hedging might be unsuccessful.

In addition, under financial reform legislation currently being implemented, certain over-the-counter derivatives, including certain interest rate swaps and certain credit default swaps, are (or soon will be) required to be executed on a regulated market and/or cleared through a clearinghouse, which may result in increased margin requirements and costs for the Fund. It is unclear how these regulatory changes will affect counterparty risk, and entering into a derivative transaction that is cleared may entail further risks and costs, including the counterparty risk of the clearinghouse and the futures commission merchant through which the Fund accesses the clearinghouse.

Investments in Other Investment Companies. The Fund can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds, unit investment trusts and business development companies subject to the limits of the Investment Company Act. One reason the Fund might do so is to gain exposure to segments of the markets represented by another fund, at times when the Fund might not be able to buy the particular type of securities directly. As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses. The Fund does not intend to invest in other investment companies unless it is believed that the potential benefits of the investment justify the expenses. The Fund's investments in the securities of other investment companies are subject to the limits that apply to those types of investments under the Investment Company Act.

Illiquid and Restricted Securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as "illiquid" securities. Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their resale are referred to as "restricted securities." Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.

     The Fund will not invest more than 15% of its net assets in illiquid securities. The Fund's holdings of illiquid securities are monitored on an ongoing basis to determine whether to sell any of those securities to maintain adequate liquidity.

Conflicts of Interest. The investment activities of the Manager, the Sub-Adviser and their affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager, the Sub-Adviser or their affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another fund or account holding investment positions that are adverse to the Fund's investment strategies or activities. Other funds or accounts advised by the Manager, the Sub-Adviser or their affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the Fund's investment strategies may be adversely affected. The Fund's investment performance will usually differ from the performance of other accounts advised by the Manager, the Sub-Adviser or their affiliates and the Fund may experience losses during periods in which other accounts they advise achieve gains. The Manager and the Sub-Adviser have adopted policies and procedures designed to address potential identified conflicts of interest, however, such policies and procedures may also limit the Fund's investment activities and affect its performance.

The Fund offers its shares to separate accounts of different insurance companies, as an investment for their variable annuity contracts, variable life insurance policies and other investment products. While the Fund does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Fund through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

Investments in Oppenheimer Institutional Money Market Fund. The Fund can invest its free cash balances in Class E shares of Oppenheimer Institutional Money Market Fund to provide liquidity or for defensive purposes. The Fund invests in Oppenheimer Institutional Money Market Fund, rather than purchasing individual short-term investments, to seek a higher yield than it could obtain on its own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, and is part of the Oppenheimer family of funds. It invests in a variety of short- term, high-quality, dollar-denominated money market instruments issued by the U.S. government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to the Fund directly. At the time of an investment, the Fund cannot always predict what the yield of the Oppenheimer Institutional Money Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in

11	Oppenheimer Main Street Fund/VA

some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As a shareholder, the Fund will be subject to its proportional share of the expenses of Oppenheimer Institutional Money Market Fund's Class E shares, including its advisory fee. However, the Manager will waive a portion of the Fund's advisory fee to the extent of the Fund's share of the advisory fee paid to the Manager by Oppenheimer Institutional Money Market Fund.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its total assets in investments that may be inconsistent with the Fund's principal investment strategies. Generally, the Fund would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments in which Oppenheimer Institutional Money Market Fund invests or in other short-term U.S. government securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests in these securities, it might not achieve its investment objective.

Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Fund may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. The Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during past fiscal years.

Changes To The Fund's Investment Policies. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares, however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund's investment objective is not a fundamental policy. Investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

Portfolio Holdings. The Fund's portfolio holdings are included in its semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Schedule of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund's first and third fiscal quarters. Therefore, the Fund's portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters. In addition, the Fund's portfolio holdings information, as of the end of each calendar month, may be posted and available on the Fund's website no sooner than 30 days after the end of each calendar month.

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

How the Fund is Managed

THE MANAGER AND THE SUB-ADVISER. OFI Global Asset Management, Inc., the Manager, is a wholly-owned subsidiary of OppenheimerFunds, Inc. The Manager oversees the Fund's investments and its business operations. OppenheimerFunds, Inc., the Sub-Adviser, chooses the Fund's investments and provides related advisory services. The Manager carries out its duties, subject to the policies established by the Fund's Board, under an investment advisory agreement with the Fund that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business. The Sub-Adviser has a sub-advisory agreement with the Manager and is paid by the Manager.

The Manager has been an investment adviser since 2012. The Sub-Adviser has been an investment adviser since 1960. The Manager and the Sub-Adviser are located at 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of the next $200 million, and 0.58% of average annual net assets over $1 billion, calculated on the daily net assets of the Fund. Under the sub-advisory agreement, the Manager pays the Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers) that it receives from the Fund as compensation for the provision of the investment advisory services. The Fund's advisory fee for the fiscal year ended December 31, 2014 was 0.65% of average annual net assets, before any applicable waivers.
     The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit annual fund operating expenses after any fee waiver and/or expense reimbursement (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund's investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund's business) to annual rates of 0.80% for Non-Service Shares and 1.05% for Service Shares as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may be amended or withdrawn at any time without prior notice to shareholders.
     The Manager has also voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investments in funds managed by the Manager or its affiliates. During the fiscal year ended December 31, 2014, those indirect expenses were less than 0.01% of average daily net assets and are therefore not shown in the Annual Fund Operating Expenses table earlier in this prospectus.
     The Fund's annual operating expenses may vary in future years. A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory arrangements is available in the Fund's Annual Report to shareholders for the fiscal year ended December 31, 2014.

Portfolio Managers. The Fund's portfolio is managed by Manind ("Mani") Govil, CFA, Benjamin Ram and Paul Larson, who are primarily responsible for the day-to-day management of the Fund's investments. Mr. Govil has been a Vice President and lead portfolio manager of the Fund and Mr. Ram has been a Vice President and co-portfolio manager of the Fund since May 2009. Mr. Larson has been a Vice President and a co-portfolio manager of the Fund since April 2014.

12	Oppenheimer Main Street Fund/VA

     Mr. Govil has been a Senior Vice President, the Main Street Team Leader and a portfolio manager of the Sub-Adviser since May 2009. Prior to joining the Sub-Adviser, Mr. Govil was a portfolio manager with RS Investment Management Co. LLC from October 2006 until March 2009. He served as the head of equity investments at The Guardian Life Insurance Company of America from August 2005 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. He served as the lead portfolio manager - large cap blend/core equity, co-head of equities and head of equity research, from 2001 to July 2005, and was lead portfolio manager - core equity, from April 1996 to July 2005, at Mercantile Capital Advisers, Inc. Mr. Govil is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

     Mr. Ram has been a Vice President and portfolio manager of the Sub-Adviser since May 2009. Prior to joining the Sub-Adviser, Mr. Ram was sector manager for financial investments and a co-portfolio manager for mid-cap portfolios with the RS Core Equity Team of RS Investment Management Co. LLC from October 2006 to May 2009. He served as Portfolio Manager Mid Cap Strategies, Sector Manager Financials at The Guardian Life Insurance Company of America from January 2006 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. He was a financial analyst, from 2003 to 2005, and co-portfolio manager, from 2005 to 2006, at Mercantile Capital Advisers, Inc. Mr. Ram was a bank analyst at Legg Mason Securities from 2000 to 2003 and was a senior financial analyst at the CitiFinancial division of Citigroup, Inc. from 1997 to 2000. Mr. Ram is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

     Mr. Larson has been a Vice President of the Sub-Adviser since January 2013. Prior to joining the Sub-Adviser, he was a portfolio manager and Chief Equity Strategist at Morningstar, during which time he was also an editor of Morningstar's StockInvestor newsletter, which tracked Mr. Larson's recommendations. He was previously an analyst at Morningstar covering the energy sector and oversaw the firm's natural resources analysts. During his tenure at Morningstar, Mr. Larson also contributed to the ongoing development of Morningstar's moat methodology and their initiation of the moat trend methodology. Prior to joining Morningstar in 2002, Mr. Larson was an analyst with The Motley Fool.

     The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.

13	Oppenheimer Main Street Fund/VA

MORE ABOUT YOUR INVESTMENT

How to Buy and Sell Shares

You may only submit instructions for buying or selling shares of the Fund to your insurance company or its servicing agent, not directly to the Fund or its Transfer Agent. Information about your investment in the Fund can only be obtained from your participating insurance company or its servicing agent. The Fund's Transfer Agent does not hold or have access to those records.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund currently offers two different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices. The Service Shares are subject to a distribution and service plan. The expenses of that plan are described below. The Non-Service Shares are not subject to a service and distribution plan.

THE PRICE OF FUND SHARES. Fund shares are sold to participating insurance companies, and are redeemed, at their net asset value per share. The net asset value that applies to a purchase order is the next one calculated after the insurance company (as the Fund's designated agent to receive purchase orders) receives the order from its contract owner, in proper form. Fund shares are redeemed at the next net asset value calculated after the insurance company (as the Fund's designated agent to receive purchase orders) receives the order from its contract owner, in proper form. The Fund's Transfer Agent generally must receive the purchase or redemption order from the insurance company by 9:30 a.m. Eastern Time on the next regular business day.

The Fund does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Fund shares are purchased, they are described in the accompanying prospectus of the participating insurance company. The participating insurance company's prospectus may also include information regarding the time you must submit your purchase and redemption orders.

The sale and redemption price for Fund shares will change from day to day because the value of the securities in its portfolio and its expenses fluctuate. The redemption price will normally differ for different classes of shares. The redemption price of your shares may be more or less than their original cost.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the New York Stock Exchange (NYSE), on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern Time, but may close earlier on some days.

The Fund determines the net assets of each class of shares by subtracting the class-specific expenses and the amount of the Fund's liabilities attributable to the share class from the market value of the Fund's securities and other assets attributable to the share class. The Fund's "other assets" might include, for example, cash and interest or dividends from its portfolio securities that have been accrued but not yet collected. The Fund's securities are valued primarily on the basis of current market quotations.

The net asset value per share for each share class is determined by dividing the net assets of the class by the number of outstanding shares of that class. The current net asset value per share of the Fund is available on our website at www.oppenheimerfunds.com.

       Fair Value Pricing. If market quotations are not readily available or (in the Sub-Adviser's judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset value is calculated that day, an event occurs that the Sub-Adviser learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Board believes would more accurately reflect the security's fair value.

In determining whether current market prices are readily available and reliable, the Sub-Adviser monitors the information it receives in the ordinary course of its investment management responsibilities. It seeks to identify significant events that it believes, in good faith, will affect the market prices of the securities held by the Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster).

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Sub-Adviser's "Valuation Committee." Those determinations may include consideration of recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. Fair value determinations by the Sub-Adviser are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined.

The Fund's use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its net asset value per share.

     Pricing Foreign Securities. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market movements, may occur during that time that could potentially affect the values of foreign securities held by the Fund.

The Sub-Adviser believes that foreign securities values may be affected by volatility that occurs in U.S. markets after the close of foreign securities markets. The Sub-Adviser's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

14	Oppenheimer Main Street Fund/VA

How Can You Buy Fund Shares? Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Fund as an investment option. That prospectus will indicate which share class you may be eligible to purchase.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund's best interest to do so.

How Can You Redeem Fund Shares? Only the participating insurance companies that hold Fund shares in their separate accounts can place orders to redeem shares. Contract holders and policy holders should not directly contact the Fund or its transfer agent to request a redemption of Fund shares. The Fund normally sends payment by Federal Funds wire to the insurance company's account on the next business day after the Fund receives the order (and no later than seven days after the Fund's receipt of the order). Under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

Redemptions "In-Kind." Shares may be "redeemed in-kind" under certain circumstances (such as redemptions of substantial amounts of shares by shareholders that have consented to such in kind redemptions). That means that the redemption proceeds will be paid to the participating insurance companies in securities from the Fund's portfolio. If the Fund redeems shares in-kind, the insurance company accounts may bear transaction costs and will bear market risks until such securities are converted into cash.

Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent, in its discretion, may waive certain of the requirements for redemptions stated in this prospectus.

Frequent Purchase and Redemption Limitations

The Board has adopted a policy to discourage and seek to limit or eliminate frequent purchases or redemptions of shares of the Fund by shareholders or authorized broker-dealer representatives of shareholders, in order to prevent the negative impacts, if any, that this activity may impose on other shareholders of the Fund. Negative impacts may include, without limitation, interference with portfolio management, increased taxes on portfolio securities, diminishment of Fund performance due to the need to sell portfolio securities at less favorable prices, increases in portfolio and administrative transaction costs resulting from large volumes of frequent purchase or redemption activity, and the possible dilution of Fund yields as a result of such activity. In addition, a Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of that Fund's portfolio securities and the determination of the Fund's net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for Funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "Fair Value Pricing" above.

There is no guarantee that this policy, described below, will be sufficient to identify and prevent all frequent purchases or redemptions that may have negative impacts to the Fund. In addition, the implementation of the Fund's policy involves judgments that are inherently subjective and involve some selectivity in their application. The Fund, however, seeks to make judgments that are consistent with the interests of the Fund's shareholders. No matter how the Fund defines frequent purchases or redemptions, other purchases and sales of Fund shares may have adverse effects on the management of the Fund's portfolio and its performance. Additionally, due to the complexity and subjectivity involved in identifying certain frequent trading and the volume of Fund shareholder transactions, there can be no guarantee that the Fund will be able to identify violations of the policy or to reduce or eliminate all detrimental effects of frequent purchases or redemptions.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to the Fund or its long-term shareholders.

The Fund does not offer an exchange privilege.

Right to Refuse Any Purchase Orders. The Fund may refuse, or cancel as permitted by law, any purchase order in its discretion for any reason at any time, and is not obligated to provide notice before rejecting or canceling an order.

Right to Terminate or Suspend Account Privileges. The Fund may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policy described in this prospectus. As part of the Fund's policy to detect and deter frequent purchases and redemptions, the Fund may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control. The Fund may send a written warning to a shareholder that it believes may be engaging in disruptive or excessive trading activity; however, the Fund reserves the right to suspend or terminate the ability to purchase shares, with or without warning, for any account that the Fund determines, in the exercise of its discretion, has engaged in such trading activity.

Monitoring the Policy. The Fund does not have the ability to directly monitor trading activity in the accounts of policy or contract owners ("contract owner accounts") within the participating insurance companies' accounts. Participating insurance companies will generally enter into written agreements which require the participating insurance company to provide underlying shareholder or account data at the Fund's reasonable request. The Fund's ability to monitor and deter excessive short-term trading in insurance company accounts ultimately depends on the capability and diligence of each participating insurance company, under its agreement with the Fund, in monitoring and controlling the trading activity of the policy or contract owners in the insurance company's accounts. Overall purchase and redemption activity in contract owner accounts will be monitored to identify patterns that may suggest frequent trading by the underlying owners. Participating insurance companies will be permitted to apply the Fund's policy or their own frequent trading policy if the latter is more restrictive. In cases where a participating insurance company's more restrictive policy is applied, the Fund will rely on the participating insurance company to monitor frequent trading activity in accordance with its policy. The Fund may request individual

15	Oppenheimer Main Street Fund/VA

account or transaction information, and based on the information and data it receives, will apply its policy to review transactions that may constitute frequent purchase or exchange activity. The Fund may prohibit, in its sole discretion, purchases of Fund shares by a participating insurance company or by some or all of its clients.

You should refer to the prospectus for your insurance company variable annuity contract for specific information about the insurance company's policies. Under certain circumstances, policy or contract owners may be required to transmit purchase or redemption orders only by first class U.S. mail.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan for Service Shares to pay the Distributor for distribution related services, personal services and account maintenance for those shares. Under the Plan, the Fund pays the Distributor quarterly at an annual rate of up to 0.25% of the daily net assets of the Fund's Service Shares. Because these fees are paid out of the Fund's assets on an on-going basis, over time they will increase the operating expenses of the Service Shares and may cost you more than other types of fees or sales charges. As a result, the Service Shares may have lower performance compared to the Fund's shares that are not subject to a service fee.

     Use of Plan Fees: The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product for providing personal services and account maintenance for variable contract owners that hold Service Shares.

Payments to Financial Intermediaries and Service Providers. The Sub-Adviser and/or the Distributor, Transfer Agent and/or Sub-Transfer Agent, at their discretion, may also make payments to brokers-dealers, other financial intermediaries, including the insurance companies that offer the Fund as an investment option, or to service providers for some or all of the following services- distribution, promotional and marketing support, shareholder servicing, operational and recordkeeping, sub-accounting, networking or administrative services.

Those payments for distribution or promotional and marketing support are made out of the Sub-Adviser's and/or the Distributor's own resources and/or assets, including from the revenues or profits derived from the advisory fees the Sub-Adviser receives from the Fund. Those payments, which may be substantial, are paid to many financial intermediaries having business relationships with the Sub-Adviser, and/or the Distributor, and are in addition to any payments made pursuant to an applicable 12b-1 plan and are separate from any commissions the Distributor pays to these firms out of the sales charges paid by investors or transfer agency fees paid by the Fund to the Transfer Agent.

Payments made by the Sub-Adviser, and/or the Distributor, the Transfer Agent and Sub-Transfer Agent from their own resources are not reflected in the tables in the "Fees and Expenses of the Fund" section of this prospectus because they are not paid by the Fund.

The financial intermediaries that may receive those payments include broker-dealers and other financial intermediaries that offer and sell Fund shares to their clients, provide shareholder services to the Fund, provide promotional and marketing services and/or operational and recordkeeping, networking or sub-accounting services to the Sub-Adviser, Distributor, the Transfer Agent and Sub-Transfer Agent, and receive compensation for those activities. The financial intermediaries that may receive payments include broker dealers, financial advisors, registered investment advisers, sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee-based programs, sponsors of college and retirement savings programs, banks, trust companies, retirement plan or qualified tuition program administrators, third party administrators and other financial intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses and asset retention items, paid by the Sub-Adviser or the Distributor, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that financial intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that financial intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give a financial intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the financial intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the financial intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Sub-Adviser or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA")) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Sub-Adviser or Distributor does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the financial intermediary, sales of Fund shares, the redemption rates on accounts of clients of the financial intermediary or overall asset levels of Oppenheimer funds held for or by clients of the financial intermediary, the willingness of the financial intermediary to allow the Distributor to provide educational and training support for the financial intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the financial intermediary's sales system, as well as the overall quality of the services provided by the financial intermediary and the Sub-Adviser or Distributor's relationship with the financial intermediary. The Sub-Adviser and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Sub-Adviser or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Sub-Adviser and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

16	Oppenheimer Main Street Fund/VA

Payments may also be made by the Transfer Agent or Sub-Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided, such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, operational and recordkeeping and other administrative services. Financial intermediaries that may receive these fees for providing services may include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, broker-dealers, and insurance companies that offer variable annuity or variable life insurance products, and other financial intermediaries. These fees may be used by the financial intermediary to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

The Statement of Additional Information contains more information about revenue sharing and operational and recordkeeping, networking and sub-accounting payments made by the Sub-Adviser, Distributor, Transfer Agent or Sub-Transfer Agent. Your broker-dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Sub-Adviser, Distributor, Transfer Agent or Sub-Transfer Agent, or any other fees or expenses it charges.

Dividends, Capital Gains and Taxes

DIVIDENDS AND DISTRIBUTIONS. The Fund intends to declare and pay dividends annually from any net investment income. The Fund may also realize capital gains on the sale of portfolio securities, in which case it will make distributions of any net short-term capital gains and it may make distributions out of any net long-term capital gains annually. The Fund may also make supplemental distributions of dividends and capital gains following the end of its fiscal year. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or capital gains distributions in a particular year.

Dividends and distributions are paid separately for each share class. Because of the higher expenses on Service Shares, the dividends and capital gains distributions paid on those shares will generally be lower than for other Fund shares.

Receiving Dividends and Distributions. Any dividends and capital gains distributions will be automatically reinvested in additional Fund shares for the account of the participating insurance company, unless the insurance company elects to have dividends or distributions paid in cash.

TAXES. For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying variable contract prospectus of your participating insurance company. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, any dividends from net investment income and distributions of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company. However, those payments may affect the tax basis of certain types of distributions from those accounts.

The Fund has qualified and intends to qualify each year to be taxed as a regulated investment company under the Internal Revenue Code by satisfying certain income, asset diversification and income distribution requirements, but might not so qualify. In each year that it qualifies as a regulated investment company, the Fund will not be subject to federal income taxes on its income that it distributes to shareholders.

This information is only a summary of certain Federal income tax information about your investment. You are encouraged to consult your tax adviser about the effect of an investment in the Fund on your particular tax situation and about any changes to the Internal Revenue Code that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent registered public accounting firm. KPMG LLP's report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

17	Oppenheimer Main Street Fund/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$31.24	$23.97	$20.71	$20.88	$18.18
Income (loss) from investment operations:
Net investment income[2]	0.28	0.24	0.26	0.16	0.17
Net realized and unrealized gain (loss)	3.01	7.33	3.22	(0.16)	2.73
Total from investment operations	3.29	7.57	3.48	0.00	2.90
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.27)	(0.30)	(0.22)	(0.17)	(0.20)
Distributions from net realized gain	(0.65)	0.00	0.00	0.00	0.00
Total dividends and.or distributions to shareholders	(0.92)	(0.30)	(0.22)	(0.17)	(0.20)
Net asset value, end of period	$33.61	$31.24	$23.97	$20.71	$20.88

Total Return, at Net Asset Value[3]	10.70%	31.77%	16.87%	(0.01)%	16.11%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$559,933	$561,016	$481,089	$392,861	$469,720
Average net assets (in thousands)	$554,449	$517,750	$466,231	$426,354	$454,937
Ratios to average net assets:[4]
Net investment income	0.86%	0.87%	1.12%	0.79%	0.93%
Total expenses[5]	0.77%	0.78%	0.78%	0.78%	0.78%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.77%	0.78%	0.78%	0.78%	0.78%
Portfolio turnover rate	43%	49%	37%	38%	45%

1.	December 30, 2011 represents the last business day of the Fund's reporting period.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.
5.	Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	0.77%
Year Ended December 31, 2013	0.78%
Year Ended December 31, 2012	0.78%
Year Ended December 30, 2011	0.78%
Year Ended December 31, 2010	0.78%

18	Oppenheimer Main Street Fund/VA

FINANCIAL HIGHLIGHTS

Service Shares	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$30.99	$23.78	$20.53	$20.71	$18.04
Income (loss) from investment operations:
Net investment income[2]	0.19	0.17	0.20	0.11	0.13
Net realized and unrealized gain (loss)	2.99	7.27	3.20	(0.17)	2.70
Total from investment operations	3.18	7.44	3.40	(0.06)	2.83
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)	(0.23)	(0.15)	(0.12)	(0.16)
Distributions from net realized gain	(0.65)	0.00	0.00	0.00	0.00
Total dividends and.or distributions to shareholders	(0.84)	(0.23)	(0.15)	(0.12)	(0.16)
Net asset value, end of period	$33.33	$30.99	$23.78	$20.53	$20.71

Total Return, at Net Asset Value[3]	10.40%	31.44%	16.61%	(0.32)%	15.83%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$806,023	$915,027	$869,372	$1,003,184	$1,185,456
Average net assets (in thousands)	$856,467	$895,073	$913,871	$1,094,254	$1,193,630
Ratios to average net assets:[4]
Net investment income	0.61%	0.62%	0.85%	0.54%	0.68%
Total expenses[5]	1.02%	1.04%	1.03%	1.03%	1.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.02%	1.04%	1.03%	1.03%	1.03%
Portfolio turnover rate	43%	49%	37%	38%	45%

1.	December 30, 2011 represents the last business day of the Fund's reporting period.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.
5.	Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	1.02%
Year Ended December 31, 2013	1.04%
Year Ended December 31, 2012	1.03%
Year Ended December 30, 2011	1.03%
Year Ended December 31, 2010	1.03%

19	Oppenheimer Main Street Fund/VA

INFORMATION AND SERVICES

STATEMENT OF ADDITIONAL INFORMATION AND ANNUAL AND SEMI-ANNUAL REPORTS. The Fund's Statement of Additional Information and Annual and Semi-Annual Reports to shareholders provide additional information about the Fund's investments. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information and audited financial statements included in its most recent Annual Report dated December 31, 2014, including the notes thereto and report of the independent registered public accounting firm thereon, are incorporated by reference into (are legally considered part of) this prospectus.

How to Request More Information

You can request the above documents, the notice explaining the Fund's privacy policy, and other information about the Fund, without charge, by:

Telephone:	Call OppenheimerFunds Services toll-free: 1.800.988.8287
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use the following address for courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No.: 811-04108 SP0650.001.0415

OPPENHEIMER
Main Street Small Cap Fund/VA®
A series of Oppenheimer Variable Account Funds

Prospectus dated April 30, 2015

Share Classes:
Non-Service Shares
Service Shares

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Oppenheimer Main Street Small Cap Fund/VA is a mutual fund that seeks capital appreciation. The Fund uses fundamental research and quantitative models to invest mainly in common stocks of companies that are within the market capitalization range of the Russell 2000® Index.

Shares of the Fund are sold only as an underlying investment for variable life insurance policies, variable annuity contracts and other insurance company separate accounts. A prospectus for the insurance product you have selected accompanies this prospectus and explains how to select shares of the Fund as an investment under that insurance product, and which share class or classes you are eligible to purchase.

This prospectus contains important information about the Fund's objective, investment policies, strategies and risks. Please read this prospectus (and your insurance product prospectus) carefully before you invest and keep them for future reference about your account.

Contents

THE FUND SUMMARY
3	Investment Objective
3	Fees and Expenses of the Fund
3	Principal Investment Strategies
3	Principal Risks
4	The Fund's Past Performance
5	Investment Adviser
5	Portfolio Managers
5	Purchase and Sale of Fund Shares
5	Taxes
5	Payments to Broker-Dealers and Other Financial Intermediaries
MORE ABOUT THE FUND
6	About the Fund's Investments
11	How the Fund is Managed
MORE ABOUT YOUR INVESTMENT
13	How to Buy and Sell Shares
16	Dividends, Capital Gains and Taxes
16	Financial Highlights
To Summary Prospectus

THE FUND SUMMARY

Investment Objective. The Fund seeks capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. The accompanying prospectus of the participating insurance company provides information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product. The fees and expenses of those products are not charged by the Fund and are not reflected in this table. Expenses would be higher if those fees were included.

Shareholder Fees
(fees paid directly from your investment)	Non-Service	Service
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	None

Annual Fund Operating Expenses[1]
(expenses that you pay each year as a percentage of the value of your investment)	Non-Service	Service
Management Fees	0.67%	0.67%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.13%	0.13%
Total Annual Fund Operating Expenses	0.80%	1.05%

1.

Expenses have been restated to reflect current fees.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows, whether or not you redeemed your shares:

	1 Year	3 Years	5 Years	10 Years
Non-Service	$82	$256	$446	$994
Service	$108	$336	$582	$1,289
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 65% of the average value of its portfolio.

Principal Investment Strategies. Under normal market conditions, the Fund will invest at least 80% of its net assets, including any borrowings for investment purposes, in securities of "small-cap" companies. A company's "market capitalization" is the value of its outstanding common stock. The Fund considers small-cap companies to be those having a market capitalization in the range of the Russell 2000® Index. The capitalization range of that index is subject to change at any time due to market activity or changes in the composition of the index. The range of the Russell 2000® Index generally widens over time and it is reconstituted annually to preserve its market cap characteristics. The Fund measures a company's capitalization at the time the Fund buys a security and is not required to sell a security if the company's capitalization moves outside of the Fund's capitalization definition.
     Although the Fund mainly invests in U.S. companies, it can invest in securities issued by companies or governments in any country. The Fund primarily invests in common stock but may also invest in other types of securities that are consistent with its investment objective.
     The portfolio managers use both fundamental research and quantitative models to identify investment opportunities. While the process may change over time or vary in particular cases, in general the selection process currently:

■

aims to maintain broad diversification across all major economic sectors;

■

uses a fundamental approach to analyze issuers based on factors such as a company's financial performance, competitive strength, industry position, business practices and management;

■

also uses quantitative models, including sector-specific factors, to rank securities within each economic sector; and

■

considers market trends, current industry outlooks and general economic conditions.

     In constructing the portfolio, the Fund seeks to limit exposure to so-called "top-down" or "macro" risks, such as overall stock market movements, economic cycles, and interest rate or currency fluctuations. Instead, the portfolio managers seek to add value by selecting individual securities with superior company-specific fundamental attributes or relative valuations that they expect to outperform their industry and sector peers. This is commonly referred to as a "bottom-up" approach to portfolio construction.
     The portfolio managers consider stock rankings, benchmark weightings and capitalization outlooks in determining security weightings for individual issuers.
     The portfolio managers might sell a security if the price is approaching their price target, if the company's competitive position has deteriorated or the company's management has performed poorly, or if they have identified more attractive investment prospects.

3	Oppenheimer Main Street Small Cap Fund/VA

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Risks of Investing in Stock. The value of a Fund's portfolio may be affected by changes in the stock markets. Stock markets may experience significant short-term volatility and may fall sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual stocks generally do not all move in the same direction at the same time. For example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen. A variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry. To the extent that securities of a particular type are emphasized, for example foreign stocks, stocks of small- or mid-cap companies, growth or value stocks, or stocks of companies in a particular industry, fund share values may fluctuate more in response to events affecting the market for those types of securities.

    Industry and Sector Focus. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of stocks of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in response to events affecting that industry or sector. To some extent that risk may be limited by the Fund's policy of not concentrating its investments in any one industry.

Risks of Small-Cap Companies. Small-cap companies may be either established or newer companies, including "unseasoned" companies that have typically been in operation for less than three years. While smaller companies might offer greater opportunities for gain than larger companies, they also involve greater risk of loss. They may be more sensitive to changes in a company's earnings expectations and may experience more abrupt and erratic price movements. Smaller companies' securities often trade in lower volumes and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small-cap companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small-cap companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Small-cap companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-sized company, if it realizes any gain at all.

Who Is the Fund Designed For? The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies. The Fund is designed primarily for investors seeking capital appreciation. Those investors should be willing to assume the greater risks of short-term share price fluctuations that are typical for a fund focusing on long-term capital appreciation of stocks of small sized companies. The Fund is not designed for investors needing current income. The Fund is not a complete investment program and may not be appropriate for all investors. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's Non-Service Shares performance from calendar year to calendar year and by showing how the Fund's average annual returns for the periods of time shown in the table compare with those of a broad measure of market performance. Charges imposed by the insurance accounts that invest in the Fund are not included and the returns would be lower if they were. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website at:
https://www.oppenheimerfunds.com/fund/MainStreetSmallCapFundVA

During the period shown, the highest return before taxes for a calendar quarter was 31.71% (2nd Qtr 09) and the lowest return before taxes for a calendar quarter was -27.25% (4th Qtr 08).

4	Oppenheimer Main Street Small Cap Fund/VA

The following table shows the average annual total returns before taxes for each class of the Fund's shares.

Average Annual Total Returns for the periods ended December 31, 2014
	1 Year	5 Years	10 Years
Non-Service Shares (inception 5/1/98)	11.93%	17.58%	9.12%
Service Shares (inception 7/16/01)	11.66%	17.29%	8.86%
Russell 2000 Index	4.89%	15.55%	7.77%
(reflects no deduction for fee, expenses or taxes)

Investment Adviser. OFI Global Asset Management, Inc. (the "Manager") is the Fund's investment adviser.  OppenheimerFunds, Inc. (the "Sub-Adviser") is its sub-adviser.

Portfolio Managers. Matthew P. Ziehl, CFA, has been lead portfolio manager and Vice President of the Fund since May 2009. Raymond Anello, CFA, has been co-portfolio manager of the Fund since April 2011 and Vice President of the Fund since May 2011. Raman Vardharaj, CFA, has been co-portfolio manager and Vice President of the Fund since May 2009. Joy Budzinski, Kristin Ketner, Magnus Krantz and Adam Weiner have been co-portfolio managers and Vice Presidents of the Fund since April 2013.

Purchase and Sale of Fund Shares. Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. You may only submit instructions for buying or selling shares of the Fund to your insurance company or its servicing agent, not directly to the Fund or its Transfer Agent. The accompanying prospectus of the participating insurance company provides information about how to select the Fund as an investment option.

Taxes. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, any dividends and capital gains distributions will be taxable to the participating insurance company, if at all. However, those payments may affect the tax basis of certain types of distributions from those accounts. Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

Payments to Broker-Dealers and Other Financial Intermediaries. The Fund, the Sub-Adviser, or their related companies may make payments to financial intermediaries, including to insurance companies that offer shares of the Fund as an investment option. These payments for the sale of Fund shares and related services may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

5	Oppenheimer Main Street Small Cap Fund/VA

MORE ABOUT THE FUND

About the Fund's Investments

The allocation of the Fund's portfolio among different types of investments will vary over time and the Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains additional information about the Fund's investment policies and risks.

The Fund's Principal Investment Strategies and Risks. The following strategies and types of investments are the ones that the Fund considers to be the most important in seeking to achieve its investment objective and the following risks are those the Fund expects its portfolio to be subject to as a whole.

Common Stock. Common stock represents an ownership interest in a company. It ranks below preferred stock and debt securities in claims for dividends and in claims for assets of the issuer in a liquidation or bankruptcy. Common stocks may be exchange-traded or over-the-counter securities. Over-the-counter securities may be less liquid than exchange-traded securities.

The value of a Fund's portfolio may be affected by changes in the stock markets. Stocks and other equity securities fluctuate in price in response to changes to equity markets in general. Stock markets may experience significant short-term volatility and may fall sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual stocks generally do not all move in the same direction at the same time. For example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen. A variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry. To the extent that securities of a particular type are emphasized, for example foreign stocks, stocks of small- or mid-sized companies, growth or value stocks, or stocks of companies in a particular industry, its share value may fluctuate more in response to events affecting the market for those types of securities.

Small-Cap Companies. Small-cap companies may be either established or newer companies, including "unseasoned" companies that have been in operation for less than three years. While smaller companies might offer greater opportunities for gain than larger companies, they also involve greater risk of loss. They may be more sensitive to changes in a company's earnings expectations and may experience more abrupt and erratic price movements. Smaller companies' securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Smaller companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since smaller companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Smaller companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. Securities of small, unseasoned companies may be particularly volatile, especially in the short-term, and may have very limited liquidity in a declining market. It may take a substantial period of time to realize a gain on an investment in a small-cap company, if any gain is realized at all.

The Fund measures the market capitalization of an issuer at the time of investment. Because the relative sizes of companies change over time as the stock market changes, the Fund's definition of what is a "small-cap," "mid-cap" or "large-cap" company may change over time as well. After the Fund buys the stock of an individual company, that company may expand or contract and no longer fall within the designated capitalization range. Although the Fund is not required to sell the stock of companies whose market capitalizations have grown or decreased beyond the Fund's capitalization-range definition, it might sell some of those holdings to try to adjust the dollar-weighted median capitalization of its portfolio. That might cause the Fund to realize capital gains on an investment and could increase taxable distributions to shareholders.

When the Fund invests in smaller company stocks that might trade infrequently, investors might seek to trade fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as "price arbitrage"). If such price arbitrage were successful, it might interfere with the efficient management of the Fund's portfolio and the Fund may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of fund shares held by other shareholders.

Quantitative Models. The portfolio managers use quantitative stock selection models that are based upon many factors that measure individual securities relative to each other. Those measurements may not always identify securities that perform well in the future.

Other Investment Strategies and Risks. The Fund can also use the investment techniques and strategies described below. The Fund might not use all of these techniques or strategies or might only use them from time to time.

Diversification and Concentration. The Fund is a diversified fund. It attempts to reduce its exposure to the risks of individual securities by diversifying its investments across a broad number of different issuers. The Fund will not concentrate its investments in issuers in any one industry. At times, however, the Fund may emphasize investments in some industries or sectors more than others. The prices of securities of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in response

6	Oppenheimer Main Street Small Cap Fund/VA

to events affecting that industry or sector. The Securities and Exchange Commission has taken the position that investment of more than 25% of a fund's total assets in issuers in the same industry constitutes concentration in that industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies; however, securities issued by any one foreign government are considered to be part of a single "industry."

Mid-Cap Companies. Mid-cap companies are generally companies that have completed their initial start-up cycle, and in many cases have established markets and developed seasoned management teams. While mid-cap companies might offer greater opportunities for gain than larger companies, they also involve greater risk of loss. They may be more sensitive to changes in a company's earnings expectations and may experience more abrupt and erratic price movements than larger companies. Mid-cap companies' securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of mid-cap companies may be subject to wider price fluctuations and may be less liquid than stocks of larger exchange-traded issuers, meaning it might be harder for the Fund to dispose of those holdings at an acceptable price when it wants to sell them. Mid-cap companies may have less established markets for their products or services and may have fewer customers and product lines than larger companies. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since mid-cap companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Mid-cap companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. Securities of unseasoned companies may be particularly volatile, especially in the short term and in periods of market instability, and may have limited liquidity in a declining market. It may take a substantial period of time to realize a gain on an investment in a mid-cap company, if any gain is realized at all.

The Fund measures the market capitalization of an issuer at the time of investment. Because the relative sizes of companies change over time as the stock market changes, the Fund's definition of what is a "mid-cap" company may change over time as well. After the Fund buys their stock, individual companies may grow and no longer fall within the Fund's definition of a "mid-cap" issuer. Although the Fund is not required to sell the stock of companies whose market capitalizations have grown beyond the Fund's mid-cap definition, it might sell some of those holdings to try to lower the dollar-weighted median capitalization of its portfolio. That might cause the Fund to realize capital gains on the investment and could increase taxable distributions to shareholders.

When the Fund invests in smaller company stocks that might trade infrequently, investors might seek to trade fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as "price arbitrage"). If such price arbitrage were successful, it might interfere with the efficient management of the Fund's portfolio and the Fund may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of fund shares held by other shareholders.

Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Fund's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act of 1940 that apply to publicly-sold mutual funds.

Failure by the Fund to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Fund's investment decisions in a way that could reduce its performance.

Other Equity Securities. In addition to common stocks, the Fund can invest in other equity or "equity equivalents" securities such as preferred stocks, convertible securities, rights or warrants.

■

Preferred stock has a set dividend rate and ranks ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. The dividends on preferred stock may be cumulative (they remain a liability of the company until paid) or non-cumulative. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. If prevailing interest rates rise, the fixed dividend on preferred stock may be less attractive, which may cause the price of preferred stock to decline.

■

Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and can be more volatile than the price of the underlying securities. If the market price of the underlying security does not exceed the exercise price during the life of the warrant, the warrant will expire worthless and any amount paid for the warrant will be lost. The market for warrants may be very limited and it may be difficult to sell a warrant promptly at an acceptable price. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

■

A convertible security can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. Some convertible debt securities may be considered "equity equivalents" because of the feature that makes them convertible into common stock. Convertible securities may offer the Fund the ability to participate in stock market movements while also seeking some current income. Convertible securities may provide more income than common stock but they generally provide less income than comparable non-convertible debt securities. Convertible securities are subject to credit and interest rate risk, however credit ratings of convertible securities generally have less impact on the value of the securities than they do for non-convertible debt securities.

Other Capitalization Ranges. If the Manager believes they offer opportunities for growth, up to 20% of the Fund's assets may be invested in securities of mid-cap and large-cap companies.

7	Oppenheimer Main Street Small Cap Fund/VA

Foreign Investing. The Fund can buy securities issued by companies or governments in any country, including in developing or emerging market countries. While there is no limit on the Fund's foreign investments, the Fund does not currently plan to invest a significant amount of its assets in securities of foreign issuers but may do so in the future.

Risks of Foreign Investing. Securities traded in foreign markets often involve special risks not present in U.S. investments that can increase the chances the Fund will lose money. Additional information regarding certain of the risks associated with foreign investing is provided below.

■

Foreign Market Risk. If there are fewer investors in a particular foreign market, securities traded in that market may be less liquid and more volatile than U.S. securities and more difficult to price. Foreign markets may also be subject to delays in the settlement of transactions and difficulties in pricing securities. If the Fund is delayed in settling a purchase or sale transaction, it may not receive any return on the invested assets or it may lose money if the value of the security declines. It may also be more expensive for the Fund to buy or sell securities in certain foreign markets than in the United States, which may increase the Fund's expense ratio.

■

Foreign Economy Risk. Foreign economies may be more vulnerable to political or economic changes than the U.S. economy. They may be more concentrated in particular industries or may rely on particular resources or trading partners to a greater extent. Certain foreign economies may be adversely affected by shortages of investment capital or by high rates of inflation. Changes in economic or monetary policy in the U.S. or abroad may also have a greater impact on the economies of certain foreign countries.

■

Foreign Governmental and Regulatory Risks. Foreign companies may not be subject to the same accounting and disclosure requirements as U.S. companies. As a result there may be less accurate information available regarding a foreign company's operations and financial condition. Foreign companies may be subject to capital controls, nationalization, or confiscatory taxes. There may be less government regulation of foreign issuers, exchanges and brokers than in the United States. Some countries also have restrictions that limit foreign ownership and may impose penalties for increases in the value of the Fund's investment. The value of the Fund's foreign investments may be affected if it experiences difficulties in enforcing legal judgments in foreign courts.

■

Foreign Currency Risk. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. If the U.S. dollar rises in value against a foreign currency, a security denominated in that currency will be worth less in U.S. dollars and if the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency will be worth more in U.S. dollars. The dollar value of foreign investments may also be affected by exchange controls. Foreign currency exchange transactions may impose additional costs on the Fund. The Fund can also invest in derivative instruments linked to foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of derivatives linked to that foreign currency. The Sub-Adviser's selection of foreign currency denominated investments may not perform as expected. Currency derivative investments may be particularly volatile and subject to greater risks than other types of foreign-currency denominated investments.

■

Foreign Custody Risk. There may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. There may also be an increased risk of loss of portfolio securities.

■

Time Zone Arbitrage. If the Fund invests a significant amount of its assets in foreign securities, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the New York Stock Exchange that day, when the Fund's net asset value is calculated. If such time zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Fund's use of "fair value pricing" under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Sub-Adviser and the Board believe to be their fair value, may help deter those activities.

■

Globalization Risks. The growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the United States or abroad, or a slowdown in the U.S. economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries.

■

Regional Focus. At times, the Fund might increase the relative emphasis of its investments in a particular region of the world. Securities of issuers in a region might be affected by changes in economic conditions or by changes in government regulations, availability of basic resources or supplies, or other events that affect that region more than others. If the Fund has a greater emphasis on investments in a particular region, it may be subject to greater risks from adverse events that occur in that region than a fund that invests in a different region or that is more geographically diversified. Political, social or economic disruptions in the region may adversely affect the values of the Fund's holdings.

Risks of Developing and Emerging Markets. Investments in developing and emerging market countries are subject to all the risks associated with foreign investing, which may be greater for such investments. Investments in securities of issuers in developing or emerging market countries may be considered speculative. Additional information regarding certain of the risks associated with investing in developing and emerging markets is provided below.

■

Less Developed Securities Markets. Developing or emerging market countries may have less well-developed securities markets and exchanges. Consequently they have lower trading volume than the securities markets of more developed countries and may be substantially less liquid than those of more developed countries.

■

Transaction Settlement. Settlement procedures in developing or emerging markets may differ from those of more established securities markets, and settlement delays may result in the inability to invest assets or to dispose of portfolio securities in a timely manner. As a result there could be subsequent declines in the value of the portfolio security, a decrease in the level of liquidity of the portfolio or, if there is a contract to sell the security, a possible liability to the purchaser.

■

Price Volatility. Securities prices in developing or emerging markets may be significantly more volatile than is the case in more developed nations of the world, which may lead to greater difficulties in pricing securities.

■

Less Developed Governments and Economies . The governments of developing or emerging market countries may be more unstable than the governments of more developed countries. In addition, the economies of developing or emerging market countries may be more

8	Oppenheimer Main Street Small Cap Fund/VA

dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Developing or emerging market countries may be subject to social, political, or economic instability. Further, the value of the currency of a developing or emerging market country may fluctuate more than the currencies of countries with more mature markets.

■

Government Restrictions. In certain developing or emerging market countries, government approval may be required for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. Other government restrictions may include confiscatory taxation, expropriation or nationalization of company assets, restrictions on foreign ownership of local companies, protectionist measures, and practices such as share blocking.

■

Privatization Programs. The governments in some developing or emerging market countries have been engaged in programs to sell all or part of their interests in government-owned or controlled enterprises. However, in certain developing or emerging market countries, the ability of foreign entities to participate in privatization programs may be limited by local law. There can be no assurance that privatization programs will be successful.

Risks of Initial Public Offerings (IPOs). The Fund has no limit on the amount of its assets that can be invested in IPOs. By definition, securities issued in IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include, among others, the fact that there may be only a limited number of shares available for trading. The market for those securities may be unseasoned. The issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized.

Investments in Other Investment Companies. The Fund can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds, unit investment trusts and business development companies subject to the limits of the Investment Company Act. One reason the Fund might do so is to gain exposure to segments of the markets represented by another fund, at times when the Fund might not be able to buy the particular type of securities directly. As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses. The Fund does not intend to invest in other investment companies unless it is believed that the potential benefits of the investment justify the expenses. The Fund's investments in the securities of other investment companies are subject to the limits that apply to those types of investments under the Investment Company Act.

Exchange-Traded Funds. The Fund can invest in exchange-traded funds (ETFs), which are typically open-end funds or unit investment trusts listed on a stock exchange. The Fund might do so as a way of gaining exposure to securities represented by the ETF's portfolio at times when the Fund may not be able to buy those securities directly. As a shareholder of an ETF, the Fund would be subject to its ratable share of that ETF's expenses, including its advisory and administration expenses. At the same time, the Fund would bear its own management fees and expenses. The Fund does not intend to invest in ETFs unless the portfolio manager believes that the potential benefits of the investment justify the expenses. The Fund's investments in the securities of ETFs are subject to the limits that apply to investments in investment companies under the Investment Company Act of 1940.

Master Limited Partnerships. The Fund may invest in publicly traded limited partnerships known as "master limited partnerships" or MLPs. MLPs issue units that are registered with the Securities and Exchange Commission and are freely tradable on a securities exchange or in the over-the-counter market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP's creditors would continue after the Fund sold its investment in the MLP. MLPs are typically real estate, oil and gas and equipment leasing vehicles, but they also finance movies, research and development, and other projects.

Investments in Real Estate Securities. The Fund may invest in shares of real estate investment trusts (REITs), real estate operating companies (REOCs) and other real estate related securities. REITs can generally be classified as Equity REITs, Mortgage REITs or Hybrid REITs.

■

Equity REITs. Equity REITs are companies that primarily invest in real property and derive income mainly from the collection of rents. Equity REITs may also realize capital gains by investing in and selling properties that have appreciated in value.

■

Mortgage REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

■

Hybrid REITs. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

Because the Fund can invest in the real estate industry, its performance may be linked to the performance of the real estate markets. Property values or revenues from real estate investments may fall due to many different factors, including: disruptions to real estate sales markets, increased vacancies or declining rents, negative economic developments affecting businesses or individuals, increased real estate operating costs, lower real estate demand, oversupply, obsolescence, competition, uninsured casualty losses, condemnation losses, environmental liabilities, the failure of borrowers to repay loans in a timely manner, changes in prevailing interest rates or rates of inflation, lack of available credit or changes in federal or state taxation policies affecting real estate. The price of a real estate company's securities may also drop because of dividend reductions, lowered credit ratings, poor company management, or other factors that affect companies in general. Smaller REIT companies may be subject to greater risks than larger REIT companies. The Fund's investments in real estate securities could cause it to perform poorly during a downturn in that industry.

Derivative Investments. The Fund may at times invest in "derivative" instruments. A derivative is an instrument whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may allow the Fund to increase or decrease its exposure to certain markets or risks for hedging purposes or to seek investment return.

9	Oppenheimer Main Street Small Cap Fund/VA

       Options, futures, options on futures, and forward contracts are some of the derivatives that the Fund may use. The Fund may also use other types of derivatives that are consistent with its investment strategies or hedging purposes.

     Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. The underlying security, obligor or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. For some derivatives, it is possible to lose more than the amount invested in the derivative investment. In addition, some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and may increase portfolio turnover. Derivatives are subject to credit risk, since the Fund may lose money on a derivative investment if the issuer or counterparty fails to pay the amount due. As a result of these risks, the Fund could realize little or no income or lose money from the investment, or the use of a derivative for hedging might be unsuccessful.

In addition, under financial reform legislation currently being implemented, certain over-the-counter derivatives, including certain interest rate swaps and certain credit default swaps, are (or soon will be) required to be executed on a regulated market and/or cleared through a clearinghouse, which may result in increased margin requirements and costs for the Fund. It is unclear how these regulatory changes will affect counterparty risk, and entering into a derivative transaction that is cleared may entail further risks and costs, including the counterparty risk of the clearinghouse and the futures commission merchant through which the Fund accesses the clearinghouse.

Hedging. Hedging transactions are intended to reduce the risks of securities in the Fund's portfolio. If the Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, however, the hedge might be unsuccessful or could reduce the Fund's return or create a loss.

Illiquid and Restricted Securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as "illiquid" securities. Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their resale are referred to as "restricted securities." Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.

     The Fund will not invest more than 15% of its net assets in illiquid securities. The Fund's holdings of illiquid securities are monitored on an ongoing basis to determine whether to sell any of those securities to maintain adequate liquidity.

Conflicts of Interest. The investment activities of the Manager, the Sub-Adviser and their affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager, the Sub-Adviser or their affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another fund or account holding investment positions that are adverse to the Fund's investment strategies or activities. Other funds or accounts advised by the Manager, the Sub-Adviser or their affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the Fund's investment strategies may be adversely affected. The Fund's investment performance will usually differ from the performance of other accounts advised by the Manager, the Sub-Adviser or their affiliates and the Fund may experience losses during periods in which other accounts they advise achieve gains. The Manager and the Sub-Adviser have adopted policies and procedures designed to address potential identified conflicts of interest, however, such policies and procedures may also limit the Fund's investment activities and affect its performance.

The Fund offers its shares to separate accounts of different insurance companies, as an investment for their variable annuity contracts, variable life insurance policies and other investment products. While the Fund does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Fund through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

Investments in Oppenheimer Institutional Money Market Fund. The Fund can invest its free cash balances in Class E shares of Oppenheimer Institutional Money Market Fund to provide liquidity or for defensive purposes. The Fund invests in Oppenheimer Institutional Money Market Fund, rather than purchasing individual short-term investments, to seek a higher yield than it could obtain on its own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, and is part of the Oppenheimer family of funds. It invests in a variety of short-term, high-quality, dollar-denominated money market instruments issued by the U.S. government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to the Fund directly. At the time of an investment, the Fund cannot always predict what the yield of the Oppenheimer Institutional Money Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As a shareholder, the Fund will be subject to its proportional share of the expenses of Oppenheimer Institutional Money Market Fund's Class E shares, including its advisory fee. However, the Manager will waive a portion of the Fund's advisory fee to the extent of the Fund's share of the advisory fee paid to the Manager by Oppenheimer Institutional Money Market Fund.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its total assets in investments that may be inconsistent with the Fund's principal investment strategies. Generally, the Fund would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments in which Oppenheimer Institutional Money Market Fund invests or in other short-term U.S. government securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests in these securities, it might not achieve its investment objective.

Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Fund may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased

10	Oppenheimer Main Street Small Cap Fund/VA

portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. The Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during past fiscal years.

Changes To The Fund's Investment Policies. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares, however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. Shareholders will receive 60 days' advance notice of any change in the 80% investment policy described in "Principal Investment Strategies." The Fund's investment objective is not a fundamental policy. Investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy or restriction is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

Portfolio Holdings. The Fund's portfolio holdings are included in its semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Schedule of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund's first and third fiscal quarters. Therefore, the Fund's portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters. In addition, the Fund's portfolio holdings information, as of the end of each calendar month, may be posted and available on the Fund's website no sooner than 30 days after the end of each calendar month.

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

How the Fund is Managed

THE MANAGER AND THE SUB-ADVISER. OFI Global Asset Management, Inc., the Manager, is a wholly-owned subsidiary of OppenheimerFunds, Inc. The Manager oversees the Fund's investments and its business operations. OppenheimerFunds, Inc., the Sub-Adviser, chooses the Fund's investments and provides related advisory services. The Manager carries out its duties, subject to the policies established by the Fund's Board, under an investment advisory agreement with the Fund that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business. The Sub-Adviser has a sub-advisory agreement with the Manager and is paid by the Manager.

The Manager has been an investment adviser since 2012. The Sub-Adviser has been an investment adviser since 1960. The Manager and the Sub-Adviser are located at 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fee. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million, and 0.58% of average annual net assets over $1 billion, calculated on the daily net assets of the Fund. Under the sub-advisory agreement, the Manager pays the Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers) that it receives from the Fund as compensation for the provision of the investment advisory services. The Fund's advisory fee for the fiscal year ended December 31, 2014, was 0.67% of average annual net assets, before any applicable waivers.

After discussions with the Fund's Board, the Manager has also voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund's investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund's business) to annual rates of 0.80% for Non-Service Shares and 1.05% for Service Shares, as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may be amended or withdrawn at any time without prior notice to shareholders.

The Manager has also voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investments in funds managed by the Manager or its affiliates. During the fiscal year ended December 31, 2014, those indirect expenses were less than 0.01% of average daily net assets and are therefore not shown in the Annual Fund Operating Expenses table earlier in this prospectus.

The Fund's annual operating expenses may vary in future years. A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory arrangements is available in the Fund's Annual Report to shareholders for the year ended December 31, 2014.

Portfolio Managers. The Fund's portfolio is team managed by Matthew P. Ziehl, Raymond Anello, Raman Vardharaj, Joy Budzinski, Kristin Ketner, Magnus Krantz and Adam Weiner, who are primarily responsible for the day-to-day management of the Fund's investments. Mr. Ziehl has been lead portfolio manager and Vice President of the Fund since May 2009. Mr. Anello has been co-portfolio manager of the Fund since April 2011 and Vice President of the Fund since May 2011. Mr. Vardharaj has been co-portfolio manager and Vice President of the Fund since May 2009. Ms. Budzinski, Ms. Ketner, Mr. Krantz and Mr. Weiner have been co-portfolio managers and Vice Presidents of the Fund since April 2013.

     Mr. Ziehl has been a Vice President and portfolio manager of the Sub-Adviser since May 2009. Prior to joining the Sub-Adviser, Mr. Ziehl was a portfolio manager with RS Investment Management Co. LLC from October 2006 to May 2009 and served as a managing director at The Guardian Life Insurance Company from December 2001 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. Mr. Ziehl served as a portfolio manager and team leader at Salomon Brothers Asset Management, Inc. from January 2001 to December 2001. Mr. Ziehl is a portfolio manager of other portfolios in the OppenheimerFunds complex.

    Mr. Anello has been a Vice President of the Sub-Adviser since May 2009 and a portfolio manager of the Sub-Adviser since April 2011. He has served as sector manager for energy and utilities for the Sub-Adviser's Main Street Investment Team since May 2009. Prior to joining the Sub-Adviser, Mr. Anello was portfolio manager of the RS All Cap Dividend product from its inception in July 2007 through April 2009 and served as a sector manager for energy and utilities for various other RS Investments products. Mr. Anello joined Guardian Life Insurance Company in October 1999 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance

11	Oppenheimer Main Street Small Cap Fund/VA

Company's acquisition of an interest in RS Investments. Mr. Anello served as an equity portfolio manager/analyst and high yield analyst at Orion Capital from 1995 to 1998 and an assistant portfolio manager at the Garrison Bradford portfolio management firm from 1988 to 1995. Mr. Anello is a portfolio manager of other portfolios in the OppenheimerFunds complex.

     Mr. Vardharaj has been a Vice President and portfolio manager of the Sub-Adviser since May 2009. Prior to joining the Sub-Adviser, Mr. Vardharaj was a senior quantitative analyst creating stock selection models, monitoring portfolio risks and analyzing portfolio performance across the RS Core Equity Team of RS Investment Management Co. LLC from October 2006 to May 2009. He served as quantitative analyst at The Guardian Life Insurance Company of America from 1998 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. Mr. Vardharaj is a portfolio manager of other portfolios in the OppenheimerFunds complex.

     Ms. Budzinski has been a Vice President of the Sub-Adviser since May 2009 and a portfolio manager of the Sub-Adviser since November 2012. She has served as sector manager for healthcare for the Sub-Adviser's Main Street Investment Team since May 2009. Prior to joining the Sub-Adviser, Ms. Budzinski was a healthcare sector manager at RS Investment and Guardian Life Insurance Company. Ms. Budzinski joined Guardian Life Insurance Company in August 2006 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company's acquisition of an interest in RS Investments. Ms. Budzinski served as senior equity analyst at Bank of New York BNY Asset Management from 2001 to 2006 and as a portfolio manager at Allianz of America from 1999 to 2001. Ms. Budzinski also served as a portfolio manager and analyst at JP Morgan Chase from 1993 to 1997 and as an analyst at Prudential Investments from 1997 to 1998. Ms. Budzinski is a portfolio manager of other portfolios in the OppenheimerFunds complex.

     Ms. Ketner has been a Vice President of the Sub-Adviser since June 2009 and portfolio manager of the Sub-Adviser since November 2012. She has served as sector manager for consumer discretionary and consumer staples for the Sub-Adviser's Main Street Investment Team since May 2009. Prior to joining the Sub-Adviser, Ms. Ketner was a sector manager at RS Investments and Guardian Life Insurance Company. Ms. Ketner joined Guardian Life Insurance Company in February 2006 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company's acquisition of an interest in RS Investments. Ms. Ketner served as portfolio manager at Solstice Equity Management from 2002 to 2005 and as a retail analyst at Goldman Sachs from 1999 to 2001. Ms. Ketner also served as a Director of Strategy and Integration at Staples from 1997 to 1999 and as an investment banker at Merrill Lynch from 1987 to 1992 and 1995 to 1997 and at Montgomery Securities from 1994 to 1995. Ms. Ketner is a portfolio manager of other portfolios in the OppenheimerFunds complex.

     Mr. Krantz has been a Vice President of the Sub-Adviser since May 2009 and a portfolio manager of the Sub-Adviser since November 2012. He has served as sector manager for technology for the Sub-Adviser's Main Street Investment Team since May 2009. Prior to joining the Sub-Adviser, Mr. Krantz was a sector manager at RS Investment and Guardian Life Insurance Company. Mr. Krantz joined Guardian Life Insurance Company in December 2005 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company's acquisition of an interest in RS Investments. Mr. Krantz served as a portfolio manager and analyst at Citigroup Asset Management from 1998 to 2005 and as a consultant at Price Waterhouse from 1997 to 1998. He also served as product development engineer at Newbridge Networks from 1993 to 1996 and as a software engineer at Mitel Corporation from 1990 to 1993. Mr. Krantz is a portfolio manager of other portfolios in the OppenheimerFunds complex.

     Mr. Weiner has been a Vice President of the Sub-Adviser since May 2009 and a portfolio manager of the Sub-Adviser since November 2012. He has served as sector manager for industrials and materials for the Sub-Adviser's Main Street Investment Team since May 2009. Prior to joining the Sub-Adviser, Mr. Weiner was a sector manager at RS Investment for industrials and materials. Prior to joining RS Investment in January 2007, Mr. Weiner was a Director and senior equity analyst at Credit Suisse Asset Management (CSAM). Mr. Weiner served as an equity analyst at Credit Suisse First Boston from 2004 to 2006 (buy-side) and 1999 to 2004 (sell-side) and Morgan Stanley from 1996 to 1999. Mr. Weiner also served as an internal auditor at Dun and Bradstreet from 1992 to 1996 and as a budget analyst, Information Resources Division of the Executive Office of the President from 1990 to 1992. Mr. Weiner is a portfolio manager of other portfolios in the OppenheimerFunds complex.

     The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.

12	Oppenheimer Main Street Small Cap Fund/VA

MORE ABOUT YOUR INVESTMENT

How to Buy and Sell Shares

You may only submit instructions for buying or selling shares of the Fund to your insurance company or its servicing agent, not directly to the Fund or its Transfer Agent. Information about your investment in the Fund can only be obtained from your participating insurance company or its servicing agent. The Fund's Transfer Agent does not hold or have access to those records.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund currently offers two different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices. The Service Shares are subject to a distribution and service plan. The expenses of that plan are described below. The Non-Service Shares are not subject to a service and distribution plan.

THE PRICE OF FUND SHARES. Fund shares are sold to participating insurance companies, and are redeemed, at their net asset value per share. The net asset value that applies to a purchase order is the next one calculated after the insurance company (as the Fund's designated agent to receive purchase orders) receives the order from its contract owner, in proper form. Fund shares are redeemed at the next net asset value calculated after the insurance company (as the Fund's designated agent to receive purchase orders) receives the order from its contract owner, in proper form. The Fund's Transfer Agent generally must receive the purchase or redemption order from the insurance company by 9:30 a.m. Eastern Time on the next regular business day.

The Fund does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Fund shares are purchased, they are described in the accompanying prospectus of the participating insurance company. The participating insurance company's prospectus may also include information regarding the time you must submit your purchase and redemption orders.

The sale and redemption price for Fund shares will change from day to day because the value of the securities in its portfolio and its expenses fluctuate. The redemption price will normally differ for different classes of shares. The redemption price of your shares may be more or less than their original cost.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the New York Stock Exchange (NYSE), on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern Time, but may close earlier on some days.

The Fund determines the net assets of each class of shares by subtracting the class-specific expenses and the amount of the Fund's liabilities attributable to the share class from the market value of the Fund's securities and other assets attributable to the share class. The Fund's "other assets" might include, for example, cash and interest or dividends from its portfolio securities that have been accrued but not yet collected. The Fund's securities are valued primarily on the basis of current market quotations.

The net asset value per share for each share class is determined by dividing the net assets of the class by the number of outstanding shares of that class. The current net asset value per share of the Fund is available on our website at www.oppenheimerfunds.com.

       Fair Value Pricing. If market quotations are not readily available or (in the Sub-Adviser's judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset value is calculated that day, an event occurs that the Sub-Adviser learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Board believes would more accurately reflect the security's fair value.

In determining whether current market prices are readily available and reliable, the Sub-Adviser monitors the information it receives in the ordinary course of its investment management responsibilities. It seeks to identify significant events that it believes, in good faith, will affect the market prices of the securities held by the Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster).

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Sub-Adviser's "Valuation Committee." Those determinations may include consideration of recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. Fair value determinations by the Sub-Adviser are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined.

The Fund's use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its net asset value per share.

     Pricing Foreign Securities. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market movements, may occur during that time that could potentially affect the values of foreign securities held by the Fund.

The Sub-Adviser believes that foreign securities values may be affected by volatility that occurs in U.S. markets after the close of foreign securities markets. The Sub-Adviser's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

13	Oppenheimer Main Street Small Cap Fund/VA

How Can You Buy Fund Shares? Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Fund as an investment option. That prospectus will indicate which share class you may be eligible to purchase.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund's best interest to do so.

How Can You Redeem Fund Shares? Only the participating insurance companies that hold Fund shares in their separate accounts can place orders to redeem shares. Contract holders and policy holders should not directly contact the Fund or its transfer agent to request a redemption of Fund shares. The Fund normally sends payment by Federal Funds wire to the insurance company's account on the next business day after the Fund receives the order (and no later than seven days after the Fund's receipt of the order). Under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

Redemptions "In-Kind." Shares may be "redeemed in-kind" under certain circumstances (such as redemptions of substantial amounts of shares by shareholders that have consented to such in kind redemptions). That means that the redemption proceeds will be paid to the participating insurance companies in securities from the Fund's portfolio. If the Fund redeems shares in-kind, the insurance company accounts may bear transaction costs and will bear market risks until such securities are converted into cash.

Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent, in its discretion, may waive certain of the requirements for redemptions stated in this prospectus.

Frequent Purchase and Redemption Limitations

The Board has adopted a policy to discourage and seek to limit or eliminate frequent purchases or redemptions of shares of the Fund by shareholders or authorized broker-dealer representatives of shareholders, in order to prevent the negative impacts, if any, that this activity may impose on other shareholders of the Fund. Negative impacts may include, without limitation, interference with portfolio management, increased taxes on portfolio securities, diminishment of Fund performance due to the need to sell portfolio securities at less favorable prices, increases in portfolio and administrative transaction costs resulting from large volumes of frequent purchase or redemption activity, and the possible dilution of Fund yields as a result of such activity. In addition, a Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of that Fund's portfolio securities and the determination of the Fund's net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for Funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "Fair Value Pricing" above.

There is no guarantee that this policy, described below, will be sufficient to identify and prevent all frequent purchases or redemptions that may have negative impacts to the Fund. In addition, the implementation of the Fund's policy involves judgments that are inherently subjective and involve some selectivity in their application. The Fund, however, seeks to make judgments that are consistent with the interests of the Fund's shareholders. No matter how the Fund defines frequent purchases or redemptions, other purchases and sales of Fund shares may have adverse effects on the management of the Fund's portfolio and its performance. Additionally, due to the complexity and subjectivity involved in identifying certain frequent trading and the volume of Fund shareholder transactions, there can be no guarantee that the Fund will be able to identify violations of the policy or to reduce or eliminate all detrimental effects of frequent purchases or redemptions.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to the Fund or its long-term shareholders.

The Fund does not offer an exchange privilege.

Right to Refuse Any Purchase Orders. The Fund may refuse, or cancel as permitted by law, any purchase order in its discretion for any reason at any time, and is not obligated to provide notice before rejecting or canceling an order.

Right to Terminate or Suspend Account Privileges. The Fund may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policy described in this prospectus. As part of the Fund's policy to detect and deter frequent purchases and redemptions, the Fund may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control. The Fund may send a written warning to a shareholder that it believes may be engaging in disruptive or excessive trading activity; however, the Fund reserves the right to suspend or terminate the ability to purchase shares, with or without warning, for any account that the Fund determines, in the exercise of its discretion, has engaged in such trading activity.

Monitoring the Policy. The Fund does not have the ability to directly monitor trading activity in the accounts of policy or contract owners ("contract owner accounts") within the participating insurance companies' accounts. Participating insurance companies will generally enter into written agreements which require the participating insurance company to provide underlying shareholder or account data at the Fund's reasonable request. The Fund's ability to monitor and deter excessive short-term trading in insurance company accounts ultimately depends on the capability and diligence of each participating insurance company, under its agreement with the Fund, in monitoring and controlling the trading activity of the policy or contract owners in the insurance company's accounts. Overall purchase and redemption activity in contract owner accounts will be monitored to identify patterns that may suggest frequent trading by the underlying owners. Participating insurance companies will be permitted to apply the Fund's policy or their own frequent trading policy if the latter is more restrictive. In cases where a participating insurance company's more restrictive policy is applied, the Fund will rely on the participating insurance company to monitor frequent trading activity in accordance with its policy. The Fund may request individual

14	Oppenheimer Main Street Small Cap Fund/VA

account or transaction information, and based on the information and data it receives, will apply its policy to review transactions that may constitute frequent purchase or exchange activity. The Fund may prohibit, in its sole discretion, purchases of Fund shares by a participating insurance company or by some or all of its clients.

You should refer to the prospectus for your insurance company variable annuity contract for specific information about the insurance company's policies. Under certain circumstances, policy or contract owners may be required to transmit purchase or redemption orders only by first class U.S. mail.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan for Service Shares to pay the Distributor for distribution related services, personal services and account maintenance for those shares. Under the Plan, the Fund pays the Distributor quarterly at an annual rate of up to 0.25% of the daily net assets of the Fund's Service Shares. Because these fees are paid out of the Fund's assets on an on-going basis, over time they will increase the operating expenses of the Service Shares and may cost you more than other types of fees or sales charges. As a result, the Service Shares may have lower performance compared to the Fund's shares that are not subject to a service fee.

     Use of Plan Fees: The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product for providing personal services and account maintenance for variable contract owners that hold Service Shares.

Payments to Financial Intermediaries and Service Providers. The Sub-Adviser and/or the Distributor, Transfer Agent and/or Sub-Transfer Agent, at their discretion, may also make payments to brokers-dealers, other financial intermediaries, including the insurance companies that offer the Fund as an investment option, or to service providers for some or all of the following services- distribution, promotional and marketing support, shareholder servicing, operational and recordkeeping, sub-accounting, networking or administrative services.

Those payments for distribution or promotional and marketing support are made out of the Sub-Adviser's and/or the Distributor's own resources and/or assets, including from the revenues or profits derived from the advisory fees the Sub-Adviser receives from the Fund. Those payments, which may be substantial, are paid to many financial intermediaries having business relationships with the Sub-Adviser, and/or the Distributor, and are in addition to any payments made pursuant to an applicable 12b-1 plan and are separate from any commissions the Distributor pays to these firms out of the sales charges paid by investors or transfer agency fees paid by the Fund to the Transfer Agent.

Payments made by the Sub-Adviser, and/or the Distributor, the Transfer Agent and Sub-Transfer Agent from their own resources are not reflected in the tables in the "Fees and Expenses of the Fund" section of this prospectus because they are not paid by the Fund.

The financial intermediaries that may receive those payments include broker-dealers and other financial intermediaries that offer and sell Fund shares to their clients, provide shareholder services to the Fund, provide promotional and marketing services and/or operational and recordkeeping, networking or sub-accounting services to the Sub-Adviser, Distributor, the Transfer Agent and Sub-Transfer Agent, and receive compensation for those activities. The financial intermediaries that may receive payments include broker dealers, financial advisors, registered investment advisers, sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee-based programs, sponsors of college and retirement savings programs, banks, trust companies, retirement plan or qualified tuition program administrators, third party administrators and other financial intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses and asset retention items, paid by the Sub-Adviser or the Distributor, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that financial intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that financial intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give a financial intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the financial intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the financial intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Sub-Adviser or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA")) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Sub-Adviser or Distributor does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the financial intermediary, sales of Fund shares, the redemption rates on accounts of clients of the financial intermediary or overall asset levels of Oppenheimer funds held for or by clients of the financial intermediary, the willingness of the financial intermediary to allow the Distributor to provide educational and training support for the financial intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the financial intermediary's sales system, as well as the overall quality of the services provided by the financial intermediary and the Sub-Adviser or Distributor's relationship with the financial intermediary. The Sub-Adviser and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Sub-Adviser or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Sub-Adviser and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

15	Oppenheimer Main Street Small Cap Fund/VA

Payments may also be made by the Transfer Agent or Sub-Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided, such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, operational and recordkeeping and other administrative services. Financial intermediaries that may receive these fees for providing services may include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, broker-dealers, and insurance companies that offer variable annuity or variable life insurance products, and other financial intermediaries. These fees may be used by the financial intermediary to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

The Statement of Additional Information contains more information about revenue sharing and operational and recordkeeping, networking and sub-accounting payments made by the Sub-Adviser, Distributor, Transfer Agent or Sub-Transfer Agent. Your broker-dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Sub-Adviser, Distributor, Transfer Agent or Sub-Transfer Agent, or any other fees or expenses it charges.

Dividends, Capital Gains and Taxes

DIVIDENDS AND DISTRIBUTIONS. The Fund intends to declare and pay dividends annually from any net investment income. The Fund may also realize capital gains on the sale of portfolio securities, in which case it will make distributions of any net short-term capital gains and it may make distributions out of any net long-term capital gains annually. The Fund may also make supplemental distributions of dividends and capital gains following the end of its fiscal year. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or capital gains distributions in a particular year.

Dividends and distributions are paid separately for each share class. Because of the higher expenses on Service Shares, the dividends and capital gains distributions paid on those shares will generally be lower than for other Fund shares.

Receiving Dividends and Distributions. Any dividends and capital gains distributions will be automatically reinvested in additional Fund shares for the account of the participating insurance company, unless the insurance company elects to have dividends or distributions paid in cash.

TAXES. For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying variable contract prospectus of your participating insurance company. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, any dividends from net investment income and distributions of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company. However, those payments may affect the tax basis of certain types of distributions from those accounts.

The Fund has qualified and intends to qualify each year to be taxed as a regulated investment company under the Internal Revenue Code by satisfying certain income, asset diversification and income distribution requirements, but might not so qualify. In each year that it qualifies as a regulated investment company, the Fund will not be subject to federal income taxes on its income that it distributes to shareholders.

This information is only a summary of certain Federal income tax information about your investment. You are encouraged to consult your tax adviser about the effect of an investment in the Fund on your particular tax situation and about any changes to the Internal Revenue Code that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent registered public accounting firm. KPMG LLP's report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

16	Oppenheimer Main Street Small Cap Fund/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$27.80	$20.14	$17.17	$17.66	$14.40
Income (loss) from investment operations:
Net investment income[2]	0.26	0.16	0.21	0.10	0.10
Net realized and unrealized gain (loss)	2.74	8.01	2.87	(0.48)	3.25
Total from investment operations	3.00	8.17	3.08	(0.38)	3.35
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)	(0.22)	(0.11)	(0.11)	(0.09)
Distributions from net realized gain	(3.99)	(0.29)	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(4.24)	(0.51)	(0.11)	(0.11)	(0.09)
Net asset value, end of period	$26.56	$27.80	$20.14	$17.17	$17.66

Total Return, at Net Asset Value[3]	11.93%	41.01%	17.99%	(2.21)%	23.41%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$136,402	$134,692	$87,267	$79,722	$95,576
Average net assets (in thousands)	$133,864	$113,522	$83,790	$86,796	$88,063
Ratios to average net assets:[4]
Net investment income	0.99%	0.67%	1.09%	0.58%	0.68%
Total expenses[5]	0.80%	0.81%	0.83%	0.83%	0.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.79%	0.80%	0.80%	0.80%	0.80%
Portfolio turnover rate	65%	60%	92%	108%	73%

1.	December 30, 2011 represents the last business day of the Fund's reporting period.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.
5.	Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	0.80%
Year Ended December 31, 2013	0.81%
Year Ended December 31, 2012	0.83%
Year Ended December 30, 2011	0.83%
Year Ended December 31, 2010	0.85%

17	Oppenheimer Main Street Small Cap Fund/VA

FINANCIAL HIGHLIGHTS

Service Shares	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$27.53	$19.96	$17.02	$17.50	$14.28
Income (loss) from investment operations:
Net investment income[2]	0.19	0.10	0.15	0.06	0.07
Net realized and unrealized gain (loss)	2.71	7.93	2.85	(0.47)	3.21
Total from investment operations	2.90	8.03	3.00	(0.41)	3.28
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.17)	(0.06)	(0.07)	(0.06)
Distributions from net realized gain	(3.99)	(0.29)	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(4.17)	(0.46)	(0.06)	(0.07)	(0.06)
Net asset value, end of period	$26.26	$27.53	$19.96	$17.02	$17.50

Total Return, at Net Asset Value[3]	11.66%	40.62%	17.67%	(2.38)%	23.06%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$968,637	$990,168	$849,920	$790,752	$859,710
Average net assets (in thousands)	$957,874	$935,083	$836,487	$823,201	$730,069
Ratios to average net assets:[4]
Net investment income	0.75%	0.43%	0.82%	0.34%	0.45%
Total expenses[5]	1.05%	1.06%	1.08%	1.08%	1.10%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.04%	1.05%	1.05%	1.05%	1.05%
Portfolio turnover rate	65%	60%	92%	108%	73%

1.	December 30, 2011 represents the last business day of the Fund's reporting period.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.
5.	Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	1.05%
Year Ended December 31, 2013	1.06%
Year Ended December 31, 2012	1.08%
Year Ended December 30, 2011	1.08%
Year Ended December 31, 2010	1.10%

18	Oppenheimer Main Street Small Cap Fund/VA

INFORMATION AND SERVICES

STATEMENT OF ADDITIONAL INFORMATION AND ANNUAL AND SEMI-ANNUAL REPORTS. The Fund's Statement of Additional Information and Annual and Semi-Annual Reports to shareholders provide additional information about the Fund's investments. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information and audited financial statements included in its most recent Annual Report dated December 31, 2014, including the notes thereto and report of the independent registered public accounting firm thereon, are incorporated by reference into (are legally considered part of) this prospectus.

How to Request More Information

You can request the above documents, the notice explaining the Fund's privacy policy, and other information about the Fund, without charge, by:

Telephone:	Call OppenheimerFunds Services toll-free: 1.800.988.8287
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use the following address for courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No.: 811-04108 SP0297.001.0415

OPPENHEIMER
Money Fund/VA
A series of Oppenheimer Variable Account Funds

Prospectus dated April 30, 2015

Share Class:
Non-Service Shares

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Oppenheimer Money Fund/VA is a money market mutual fund. It seeks income consistent with stability of principal.

Shares of the Fund are sold only as an underlying investment for variable life insurance policies, variable annuity contracts and other insurance company separate accounts. A prospectus for the insurance product you have selected accompanies this prospectus and explains how to select shares of the Fund as an investment under that insurance product, and which share class or classes you are eligible to purchase.

This prospectus contains important information about the Fund's objective, investment policies, strategies and risks. Please read this prospectus (and your insurance product prospectus) carefully before you invest and keep them for future reference about your account.

Contents

THE FUND SUMMARY
3	Investment Objective
3	Fees and Expenses of the Fund
3	Principal Investment Strategies
3	Principal Risks
4	The Fund's Past Performance
5	Investment Adviser
5	Portfolio Managers
5	Purchase and Sale of Fund Shares
5	Taxes
5	Payments to Broker-Dealers and Other Financial Intermediaries
MORE ABOUT THE FUND
6	About the Fund's Investments
9	How the Fund is Managed
MORE ABOUT YOUR INVESTMENT
11	How to Buy and Sell Shares
13	Dividends, Capital Gains and Taxes
14	Financial Highlights
To Summary Prospectus

THE FUND SUMMARY

Investment Objective. The Fund seeks income consistent with stability of principal.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. The accompanying prospectus of the participating insurance company provides information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product. The fees and expenses of those products are not charged by the Fund and are not reflected in this table. Expenses would be higher if those fees were included.

Shareholder Fees (fees paid directly from your investment)
Non-Service
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)
Management Fees	0.44%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.57%
Fee Waiver and/or Expense Reimbursement*	(0.07)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.50%

* After discussions with the Fund's Board, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) to annual rates of 0.50% as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows, whether or not you redeemed your shares:

	1 Year	3 Years	5 Years	10 Years
Non-Service Shares	$51	$176	$312	$709

Principal Investment Strategies. The Fund is a money market fund that invests in a variety of money market instruments to seek income consistent with stability of principal. Money market instruments are short-term, high-quality, dollar-denominated debt instruments issued by the U.S. government, domestic and foreign corporations and financial institutions, and other entities. Money market instruments include bank obligations, repurchase agreements, commercial paper, and other short-term corporate and governmental debt obligations.

To be considered "high-quality," a debt instrument must be rated in one of the two highest credit-quality categories for short-term securities by a nationally recognized statistical rating service or, if a security is unrated, it must be determined by OppenheimerFunds, Inc., the Fund's Sub-Adviser, under the supervision of the Fund's Board, to be of comparable quality to rated securities in one of those two categories.

Principal Risks.  All investments carry risks to some degree. The Fund's investments are subject to changes in their value from a number of factors. However, the Fund's investments must meet the special rules under federal law for money market funds. Those requirements include maintaining high credit quality, a short average maturity and diversification of the Fund's investments among issuers. Those provisions are designed to help minimize credit risks, to reduce the effects of changes in prevailing interest rates and to reduce the effect on the Fund's portfolio of a default by any one issuer. Since income on short-term securities tends to be lower than income on longer-term debt securities, the Fund's yield will likely be lower than the yield on longer-term fixed-income funds.

Even so, there are risks that an issuer of an obligation that the Fund holds might have its credit rating downgraded or might default on its obligations, or that interest rates might rise sharply, causing the value of the Fund's investments to fall. Also, there is the risk that the value of your investment could be eroded over time by the effects of inflation, or that poor security selection could cause the Fund to underperform other funds that have a similar objective. If there is an unexpectedly high demand for the redemption of Fund shares, the Fund might need to sell portfolio securities prior to their maturity, possibly at a loss. As a result, there is a risk that the Fund's shares could fall below $1.00 per share.

Risks of Money Market Instruments. Money market instruments may be subject to interest rate risk, credit risk, extension risk, reinvestment risk, prepayment risk, and event risk. Interest rate risk is the risk that when prevailing interest rates fall, the values of already- issued debt securities generally rise; and when prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may be worth less than the amount the Fund paid for them. When interest rates change, the values of longer-term debt securities usually change more than the values of shorter-term debt securities. Risks associated with rising interest rates are heightened given that

3	Oppenheimer Money Fund/VA

interest rates in the U.S. are at, or near, historic lows. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or repay principal, the Fund's income or share value might be reduced. Adverse news about an issuer or a downgrade in an issuer's credit rating, for any reason, can also reduce the market value of the issuer's securities. Extension risk is the risk that an increase in interest rates could cause principal payments on a debt security to be repaid at a slower rate than expected. Extension risk is particularly prevalent for a callable security where an increase in interest rates could result in the issuer of that security choosing not to redeem the security as anticipated on the security's call date. Such a decision by the issuer could have the effect of lengthening the debt security's expected maturity, making it more vulnerable to interest rate risk and reducing its market value. Reinvestment risk is the risk that when interest rates fall the Fund may be required to reinvest the proceeds from a security's sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than non-callable bonds. Prepayment risk is the risk that the issuer may redeem the security prior to the expected maturity or that borrowers may repay the loans that underlie these securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to the expected maturity. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Event risk is the risk that an issuer could be subject to an event, such as a buyout or debt restructuring, that interferes with its ability to make timely interest and principal payments and cause the value of its debt securities to fall.

Fixed-Income Market Risks. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices at which they are carried on the Fund's books and could experience a loss. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds' prices, particularly for lower-rated and unrated securities. An unexpected increase in redemptions by Fund shareholders—which may be triggered by general market turmoil or an increase in interest rates—could cause the Fund to sell its holdings at a loss or at undesirable prices.

Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns may impact the market price or value of those debt securities and may cause increased volatility in those debt securities or debt securities markets. Under some circumstances, as was the case during the latter half of 2008 and early 2009, those concerns could cause reduced liquidity in certain debt securities markets. A lack of liquidity or other adverse credit market conditions may hamper the Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

Bank Obligations Risk. Bank obligations are subject to risks generally applicable to debt securities, as well as to the risk of negative events affecting the banking industry. Obligations of foreign banks and foreign branches of U.S. banks are subject to additional risks, including negative political and economic developments in the country in which the bank or branch is located and actions by a foreign government that might adversely affect the payment of principal and interest on such obligations, such as the seizure or nationalization of foreign deposits. Additionally, U.S. and state banking laws and regulations may not apply to foreign branches of U.S. banks, and generally do not apply to foreign banks.

Asset-Backed Securities Risk. The Fund can buy asset-backed securities, which are fractional interests in pools of loans and are collateralized by the loans, other assets or receivables. They are typically issued by trusts and special purpose corporations that pass the income from the underlying pool to the purchasers. These securities are subject to the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool, and to interest rate and prepayment risks.

Repurchase Agreements Risk. Although repurchase agreements must be fully collateralized, if the Fund's counterparty defaults on its obligations under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement.

Regulatory Risk. In July 2014, the SEC adopted reforms to money market fund regulation, which, when implemented, may affect the Fund's operations and/or return potential.

Yield Risk. During periods of extremely low short-term interest rates, the Fund may not be able to maintain a positive yield.

The rate of the Fund's income will vary from day to day, generally reflecting changes in short-term interest rates and in the fixed-income securities market. There is no assurance that the Fund will achieve its investment objective.

Who Is the Fund Designed For? The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies. The Fund is designed for investors who want to earn income at money market rates while maintaining easy access to their investment and seeking to preserve its value. The Fund will invest in a variety of money market instruments to seek income consistent with stability of principal and to try to maintain a stable share price of $1.00. Since income on short-term securities tends to be lower than income on longer term debt securities, the Fund's yield will likely be lower than the yield on longer-term fixed income funds. The Fund does not invest for the purpose of seeking capital appreciation or gains and is not a complete investment program.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund's Past Performance.  The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from calendar year to calendar year. Charges imposed by the insurance accounts that invest in the Fund are not included and the returns would be lower if they were. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website at:
https://www.oppenheimerfunds.com/fund/MoneyFundVA

4	Oppenheimer Money Fund/VA

During the period shown, the highest return before taxes for a calendar quarter was 1.25% (2nd Qtr 07) and the lowest return before taxes for a calendar quarter was 0.00% (most recently 4th Qtr 14).

The following table shows the average annual total returns for the Fund's shares.

Average Annual Total Returns for the periods ended December 31, 2014
	1 Year	5 Years	10 Years
Non-Service Shares (inception 4-3-85)	0.01%	0.01%	1.55%

The average annual total returns measure the performance of a hypothetical account, without deducting charges imposed by the separate accounts that invest in the Fund, and assume that all dividends and capital gains distributions have been reinvested in additional shares.
The Fund's total returns should not be expected to be the same as the returns of other Oppenheimer funds, even if both funds have the same portfolio managers and/or similar names.

The total returns are not the Fund's current yield. The Fund's yield more closely reflects the Fund's current earnings. To obtain the Fund's current 7-day yield information, please call the Transfer Agent toll-free at 1.800.CALL OPP (225.5677).

Investment Adviser. OFI Global Asset Management, Inc. (the "Manager") is the Fund's investment adviser.  OppenheimerFunds, Inc. (the "Sub-Adviser") is its sub-adviser.

Portfolio Managers. Christopher Proctor, CFA, has been a Vice President and portfolio manager of the Fund since May 2010 and Adam Wilde, CFA, has been a Vice President and portfolio manager of the Fund since July 2013.

Purchase and Sale of Fund Shares. Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. You may only submit instructions for buying or selling shares of the Fund to your insurance company or its servicing agent, not directly to the Fund or its Transfer Agent. The accompanying prospectus of the participating insurance company provides information about how to select the Fund as an investment option.

Taxes. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, any dividends and capital gains distributions will be taxable to the participating insurance company, if at all. However, those payments may affect the tax basis of certain types of distributions from those accounts. Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

Payments to Broker-Dealers and Other Financial Intermediaries. The Fund, the Sub-Adviser, or their related companies may make payments to financial intermediaries, including to insurance companies that offer shares of the Fund as an investment option. These payments for the sale of Fund shares and related services may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

5	Oppenheimer Money Fund/VA

MORE ABOUT THE FUND

About the Fund's Investments

The allocation of the Fund's portfolio among different types of investments will vary over time and the Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains additional information about the Fund's investment policies and risks.

The Fund's Principal Investment Strategies and Risks. The following strategies and types of investments are the ones that the Fund considers to be the most important in seeking to achieve its investment objective and the following risks are those the Fund expects its portfolio to be subject to as a whole.

Money Market Instruments. The Fund invests in securities meeting the quality, maturity, diversification and other standards that apply to money market funds under the Investment Company Act of 1940, as amended (the "Investment Company Act"). Money market instruments are high-quality, short-term, dollar-denominated debt instruments. They may have fixed, variable or floating interest rates. All of the Fund's money market investments must meet the requirements of the Investment Company Act. Money market instruments are subject to certain risks, including the risk that an issuer of an obligation that the Fund holds might have its credit rating downgraded or might default on its obligations, or that interest rates might rise sharply, causing the value of the Fund's investments to fall. Also, there is the risk that the value of your investment could be eroded over time by the effects of inflation, or that poor security selection could cause the Fund to underperform other funds that have a similar objective. If there is an unexpectedly high demand for the redemption of Fund shares, the Fund might need to sell portfolio securities prior to their maturity, possibly at a loss. As a result, there is a risk that the Fund's shares could fall below $1.00 per share.

The following is a brief description of the types of money market instruments the Fund may invest in.

■

U.S. Government Securities. These include obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Some are direct obligations of the U.S. Treasury and are supported by the full faith and credit of the United States. Securities issued by some agencies and instrumentalities of the government are also supported by the full faith and credit of the U.S. government. Securities issued by certain other U.S. government agencies or instrumentalities are supported only by the right of the issuer to borrow from the U.S. Treasury and some are supported only by the credit of the particular instrumentality.

■

Bank Obligations. The Fund can buy bank obligations including time deposits, certificates of deposit, and bankers' acceptances, including dollar-denominated obligations of foreign banks, U.S. branches of foreign banks or foreign branches of U.S. banks. These obligations must be denominated in U.S. dollars, even if issued by a foreign bank or branch.

■

Obligations of Foreign Banks and Foreign Branches of U.S. Banks. These securities have investment risks different from obligations of domestic branches of U.S. banks. Risks that may affect a foreign bank's or branch's ability to pay its debt include:

■

political and economic developments in the country in which the bank or branch is located,

■

imposition of withholding taxes on interest income payable on the securities,

■

seizure or nationalization of foreign deposits,

■

the establishment of exchange control regulations, or

■

the adoption of other governmental restrictions that might affect the payment of principal and interest on those securities.

Additionally, not all of the U.S. and state banking laws and regulations that apply to domestic banks and branches apply to foreign branches of U.S. banks. Those U.S. and state regulations also generally do not apply to foreign banks.

■

Commercial Paper. Commercial paper is a short-term, unsecured promissory note of a domestic or foreign company or other financial firm. The Fund may buy commercial paper.

■

Corporate Debt Obligations. The Fund can invest in other short-term corporate debt obligations, besides commercial paper.

■

Floating Rate and Variable Rate Notes. The Fund can purchase notes with floating or variable interest rates. Variable interest rates are adjustable at stated periodic intervals. Floating interest rates are adjusted automatically according to a specified market rate or benchmark, such as the prime rate of a bank. If the maturity of a note is greater than 397 days, it may be purchased only if it has a demand feature. That feature must permit the Fund to recover the principal amount of the note on not more than thirty days' notice at any time, or at specified times not exceeding 397 days from purchase.

■

Asset-Backed Securities. Asset-backed securities are fractional interests in pools of loans, receivables or other assets. They are issued by trusts or other special purpose vehicles and are collateralized by the loans, receivables or other assets that make up the pool. The trust or other issuer passes the income from the underlying asset pool to the investor. Neither the Fund nor the Sub-Adviser selects the loans, receivables or other assets that are included in the pools or the collateral backing those pools. Asset-backed securities are subject to interest rate risk and credit risk. These securities are subject to the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool, particularly during periods of economic downturn. Certain asset-backed securities are subject to prepayment and extension risks. Asset-backed securities entail certain additional risks, including the risk that, in certain states, it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

■

Guaranteed Obligations. The Fund may invest in obligations other than those listed above if they are guaranteed as to their principal and interest by a corporation whose commercial paper may be purchased by the Fund or by a domestic bank.

■

Other Money Market Instruments. The Fund may also buy other money market instruments  if they are U.S. dollar-denominated short-term investments that the Sub-Adviser determines to have minimal credit risks.

Risks of Money Market Instruments. In addition to the risks described elsewhere in this prospectus, money market instruments may be subject to the following risks:

6	Oppenheimer Money Fund/VA

■

Interest Rate Risk. Interest rate risk is the risk that rising interest rates, or an expectation of rising interest rates in the near future, will cause the values of the Fund's investments in debt securities to decline. The values of debt securities usually change when prevailing interest rates change. When interest rates rise, the values of outstanding debt securities generally fall, and those securities may sell at a discount from their face amount. When interest rates rise, the decrease in values of outstanding debt securities may not be offset by higher income from new investments. When interest rates fall, the values of already-issued debt securities generally rise. However, when interest rates fall, the Fund's investments in new securities may be at lower yields and may reduce the Fund's income. The values of longer-term debt securities usually change more than the values of shorter-term debt securities when interest rates change; thus, interest rate risk is usually greater for securities with longer maturities or durations. "Zero-coupon" or "stripped" securities may be particularly sensitive to interest rate changes. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows. Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks.

■

Credit Risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. U.S. government securities generally have lower credit risks than securities issued by private issuers or certain foreign governments. If an issuer fails to pay interest, the Fund's income might be reduced, and if an issuer fails to repay principal, the value of the security might fall and the Fund could lose the amount of its investment in the security. The extent of this risk varies based on the terms of the particular security and the financial condition of the issuer. A downgrade in an issuer's credit rating or other adverse news about an issuer, for any reason, can reduce the market value of that issuer's securities.

■

Extension Risk. Extension risk is the risk that, if interest rates rise rapidly, repayments of principal on certain debt securities may occur at a slower rate than expected, and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply. Extension risk is particularly prevalent for a callable security where an increase in interest rates could result in the issuer of that security choosing not to redeem the security as anticipated on the security's call date. Such a decision by the issuer could have the effect of lengthening the debt security's expected maturity, making it more vulnerable to interest rate risk and reducing its market value.

■

Reinvestment Risk. Reinvestment risk is the risk that when interest rates fall, the Fund may be required to reinvest the proceeds from a security's sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than non-callable bonds.

■

Prepayment Risk. Certain fixed-income securities (in particular mortgage-related securities) are subject to the risk of unanticipated prepayment. Prepayment risk is the risk that, when interest rates fall, the issuer will redeem the security prior to the security's expected maturity, or that borrowers will repay the loans that underlie these fixed-income securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to expected maturity. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security's price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.

■

Event Risk. If an issuer of debt securities is the subject of a buyout, debt restructuring, merger or recapitalization that increases its debt load, it could interfere with its ability to make timely payments of interest and principal and cause the value of its debt securities to fall.

Credit Quality, Maturity, Diversification and Liqudity Standards. The Fund's investments must meet the standards prescribed for money market funds under the Investment Company Act.

Credit Quality. In general, the Fund buys only "high-quality" investments that the Sub-Adviser believes present minimal credit risk at the time of purchase. Those investments must be:

■

rated in one of the two highest short-term rating categories by two nationally recognized statistical rating organizations, or

■

if only one rating organization has rated the investment, rated in one of that rating organization's two highest rating categories, or

■

unrated investments that the Sub-Adviser, subject to the supervision of the Fund's Board, determines are comparable in quality to instruments rated in the two highest rating categories. The Sub-Adviser may consider certain guarantees, letters of credit or other credit enhancements when making this determination.

Instruments rated in the second highest rating category may not represent more than 3% of the Fund's total assets.

Maturity. A security's maturity must not exceed 397 days (13 months) at the time of purchase, unless if they are subject to repurchase agreements or demand features that permit the Fund to recover the principal amount of the security on not more than thirty days' notice at any time, or at specified times not exceeding 397 days from purchase. The remaining maturity of a security rated in the second highest rating category must not exceed 45 days at the time of purchase. The Fund must maintain a dollar-weighted average portfolio maturity of not more than 60 days and a weighted average life to maturity of portfolio securities of not more than 120 days.

Diversification. The Fund generally may not invest more than 5% of its total assets in the securities of any one issuer in the highest short-term credit rating category or more than one half of one percent of its total assets in the securities of any one issuer in the second highest short-term credit rating category. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities.

Liquidity. The Fund will seek to maintain at least 10% of its total assets measured on a daily basis, and 30% of its total assets measured on a weekly basis, in cash or securities that can be sold and settled for cash within either one business day or five business days, respectively.

Fixed-Income Market Risks. The fixed-income securities market can be susceptible to unusual volatility and illiquidity. Volatility and illiquidity may be more pronounced in the case of lower-rated and unrated securities. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the U.S. and in other countries. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices at which they are carried on the Fund's books. If the Fund

7	Oppenheimer Money Fund/VA

needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds' prices. An unexpected increase in Fund redemption requests, which may be triggered by market turmoil or an increase in interest rates, could cause the Fund to sell its holdings at a loss or at undesirable prices. Similarly, the prices of the Fund's holdings could be adversely affected if an investment account managed similarly to that of the Fund were to experience significant redemptions and those accounts were required to sell its holdings at an inopportune time. The liquidity of an issuer's securities may decrease as result of a decline in an issuer's credit rating, the occurrence of an event that causes counterparties to avoid transacting with the issuer, or an increase in the issuer's cash outflows. A lack of liquidity or other adverse credit market conditions may hamper the Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns may impact the market price or value of those debt securities and may cause increased volatility in those debt securities or debt securities markets, reducing the willingness of some lenders to extend credit, and making it more difficult for borrowers to obtain financing on attractive terms (or at all). Under some circumstances, as was the case during the latter half of 2008 and early 2009, those concerns could cause reduced liquidity in certain debt securities markets.

Following the financial crisis, the Federal Reserve has sought to stabilize the economy by keeping the federal funds rate at or near zero percent. The Federal Reserve has also purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, pursuant to its monetary stimulus program known as "quantitative easing." As the Federal Reserve tapers its securities purchases pursuant to quantitative easing or raises the federal funds rate, there is a risk that interest rates may rise and cause fixed-income investors to move out of fixed-income securities, which may also increase redemptions in fixed-income mutual funds.

In addition, although the fixed-income securities markets have grown significantly in the last few decades, regulations and business practices have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain debt securities. As a result, dealer inventories of fixed-income securities, which provide an indication of the ability of financial intermediaries to make markets in fixed-income securities, are at or near historic lows relative to market size. Because market makers help stabilize the market through their financial intermediary services, further reductions in dealer inventories could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets.

Repurchase Agreements. The Fund may also enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it back to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the seller fails to pay the repurchase price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. If the default on the part of the seller is due to its bankruptcy, the Fund's ability to liquidate the collateral may be delayed or limited.

The Fund will not enter into a repurchase agreement that will cause more than 5% of its total assets to be subject to repurchase agreements maturing in more than seven days. There is no limit on the amount of the Fund's assets that may be subject to repurchase agreements of seven days or less.

Regulatory Risk. In July 2014, the SEC adopted reforms to money market fund regulation, which, when implemented, may affect the Fund's operations and/or return potential. In addition, instability in the financial markets has led many governments, including the United States government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Future legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objective.

Yield Risk. During periods of extremely low short-term interest rates, the Fund may not be able to maintain a positive yield.

Other Investment Strategies and Risks. The Fund can also use the investment techniques and strategies described below. The Fund might not use all of these techniques or strategies or might only use them from time to time.

Illiquid and Restricted Securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as "illiquid" securities. Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their resale are referred to as "restricted securities." Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.

The Fund will not invest more than 5% of its total assets in illiquid or restricted securities. The Sub-Adviser monitors the Fund's holdings of illiquid securities on an ongoing basis to determine whether to sell any of those securities to maintain adequate liquidity.

Risks of Investing in Foreign Securities. The Fund can invest in debt securities issued by foreign governments and issuers, which may be subject to the following risks:

■

Foreign Market Risk. If there are fewer investors in a particular foreign market, securities traded in that market may be less liquid and more volatile than U.S. securities. Foreign markets may also be subject to delays in the settlement of transactions and difficulties in pricing securities. If the Fund is delayed in settling a purchase or sale transaction, it may not receive any return on the invested assets or it may lose money if the value of the security declines. It may also be more expensive for the Fund to buy or sell securities in certain foreign markets than in the United States, which may increase the Fund's expense ratio.

■

Foreign Economy Risk. Foreign economies may be more vulnerable to political or economic changes than the U.S. economy. They may be more concentrated in particular industries or may rely on particular resources or trading partners to a greater extent. Certain foreign economies may be adversely affected by shortages of investment capital or by high rates of inflation. Changes in economic or monetary policy in the U.S. or abroad may also have a greater impact on the economies of certain foreign countries.

8	Oppenheimer Money Fund/VA

■

Foreign Governmental and Regulatory Risks. Foreign companies may not be subject to the same accounting and disclosure requirements as U.S. companies. As a result there may be less accurate information available regarding a foreign company's operations and financial condition. Foreign companies may be subject to capital controls, nationalization, or confiscatory taxes. Some countries also have restrictions that limit foreign ownership and may impose penalties for increases in the value of the Fund's investment. The value of the Fund's foreign investments may be affected if it experiences difficulties in enforcing legal judgments in foreign courts.

Conflicts of Interest. The investment activities of the Manager, the Sub-Adviser and their affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager, the Sub-Adviser or their affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another fund or account holding investment positions that are adverse to the Fund's investment strategies or activities. Other funds or accounts advised by the Manager, the Sub-Adviser or their affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the Fund's investment strategies may be adversely affected. The Fund's investment performance will usually differ from the performance of other accounts advised by the Manager, the Sub-Adviser or their affiliates and the Fund may experience losses during periods in which other accounts they advise achieve gains. The Manager and the Sub-Adviser have adopted policies and procedures designed to address potential identified conflicts of interest, however, such policies and procedures may also limit the Fund's investment activities and affect its performance.

The Fund offers its shares to separate accounts of different insurance companies, as an investment for their variable annuity contracts, variable life insurance policies and other investment products. While the Fund does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Fund through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

Changes To The Fund's Investment Policies. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares, however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund's investment objective is not a fundamental policy. Investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

Portfolio Holdings. The Fund's portfolio holdings, as of the most recent prior close of the New York Stock Exchange (the "NYSE"), are posted on the Fund's website at www.oppenheimerfunds.com on each business day. Therefore, the Fund's portfolio holdings are made publicly available no later than one business day after the close of trading on the NYSE on each day on which the NYSE is open.

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

How the Fund is Managed

THE MANAGER AND THE SUB-ADVISER. OFI Global Asset Management, Inc., the Manager, is a wholly-owned subsidiary of OppenheimerFunds, Inc. The Manager oversees the Fund's investments and its business operations. OppenheimerFunds, Inc., the Sub-Adviser, chooses the Fund's investments and provides related advisory services. The Manager carries out its duties, subject to the policies established by the Fund's Board, under an investment advisory agreement with the Fund that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business. The Sub-Adviser has a sub-advisory agreement with the Manager and is paid by the Manager.

The Manager has been an investment adviser since 2012. The Sub-Adviser has been an investment adviser since 1960. The Manager and the Sub-Adviser are located at 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: the Fund pays 0.450% of the first $500 million of average annual net assets, 0.425% of the next $500 million, 0.400% of the next $500 million, and 0.375% of average annual net assets in excess of $1.5 billion, calculated on the daily net assets of the Fund. Under the sub-advisory agreement, the Manager pays the Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers) that it receives from the Fund as compensation for the provision of the investment advisory services. The Fund's advisory fee for the period ended December 31, 2014 was 0.44% of the Fund's average annual net assets, before any applicable waivers.

The Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements" (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund's investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund's business) to the annual rate of 0.50% as calculated on the daily net assets of the Fund. This waiver and/or reimbursement may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board. The Manager has also voluntarily undertaken to waive fees and/or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield. The Manager is permitted to recapture previously waived and/or reimbursed fees in any given fiscal year if the recapture would not: (1) cause the Fund to generate a negative daily yield, and (2) exceed amounts previously waived and/or reimbursed under this arrangement during the current and prior three fiscal years. The reimbursement to the Manager of such previous waivers and reimbursements would not include any portion of distribution and/or service fees. This recapture could negatively affect each share class's future yield. This fee waiver and/or reimbursement may be amended or withdrawn at any time without prior notice to shareholders. The Fund's management fee and other annual operating expenses may vary in future years.

9	Oppenheimer Money Fund/VA

A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory arrangements is available in the Fund's Annual Report to shareholders for the year ended December 31, 2014.

Portfolio Managers. The Fund's portfolio is managed by Christopher Proctor, CFA, and Adam Wilde, CFA, who are primarily responsible for the day-to-day management of the Fund's investments. Mr. Proctor has been a portfolio manager and Vice President of the Fund since May 2010. Mr. Wilde has been a portfolio manager and Vice President of the Fund since July 2013.

     Mr. Proctor has been the Head of the Cash Strategies Team and a Senior Vice President of the Sub-Adviser since July 2013 and a Senior Portfolio Manager of the Sub-Adviser since January 2010.  Mr. Proctor was a Vice President of the Sub-Adviser from August 2008 to July 2013. Prior to joining the Sub-Adviser, Mr. Proctor was a Vice President at Calamos Asset Management from January 2007 through March 2008 and at Scudder-Kemper Investments from 1999 through 2002. Mr. Proctor was a Managing Director and Co-Founder of Elmhurst Capital Management from June 2004 through January 2007 and was a Senior Manager of Research for Etrade Global Asset Management from 2002 through 2004. Mr. Proctor is an officer and portfolio manager of other portfolios in the OppenheimerFunds complex.

     Mr. Wilde has been a Vice President of the Sub-Adviser since May 2011 and a Portfolio Manager of the Sub-Adviser since July 2013. He served as the head of credit research for the cash strategies team of the Sub-Adviser from 2011 to 2013, and as an Assistant Vice President and senior research analyst of the Sub-Adviser from 2008 to 2011. Mr. Wilde served as an intermediate research analyst of the Sub-Adviser from 2007 to 2008 and served in other analyst roles of the Sub-Adviser since 2002. Mr. Wilde joined the Sub-Adviser in 2001. Mr. Wilde is an officer and portfolio manager of other portfolios in the OppenheimerFunds complex.

     The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.

10	Oppenheimer Money Fund/VA

MORE ABOUT YOUR INVESTMENT

How to Buy and Sell Shares

You may only submit instructions for buying or selling shares of the Fund to your insurance company or its servicing agent, not directly to the Fund or its Transfer Agent. Information about your investment in the Fund can only be obtained from your participating insurance company or its servicing agent. The Fund's Transfer Agent does not hold or have access to those records.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund currently offers only one class of shares, referred to as Non-Service Shares. The Fund has authorized Service Shares but those are not currently offered for sale and there are no shares outstanding. The Non-Service Shares are not subject to a service and distribution plan.

THE PRICE OF FUND SHARES. Fund shares are sold to participating insurance companies, and are redeemed, at their net asset value per share. The net asset value per share will normally remain fixed at $1.00 per share. However, there is no guarantee that the Fund will maintain a stable net asset value of $1.00 per share. Shares are also redeemed at their net asset value per share. The net asset value that applies to a purchase or redemption order is the next one calculated after the insurance company (as the Fund's designated agent to receive purchase orders) receives the order from its contract owner, in proper form. The Fund's Transfer Agent generally must receive the purchase or redemption order from the insurance company by 9:30 a.m. Eastern Time on the next regular business day.

The Fund does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Fund shares are purchased, they are described in the accompanying prospectus of the participating insurance company. The participating insurance company's prospectus may also include information regarding the time you must submit your purchase and redemption orders.

Net Asset Value. The Fund calculates the net asset value per share as of the close of the New York Stock Exchange (NYSE), on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some days.

Under a policy adopted by the Fund's Board of Trustees, the Fund uses the amortized cost method to value its securities to determine net asset value, subject to the Board's review. A security's valuation may differ depending on the method used for determining value.

The net asset value per share is determined by dividing the Fund's net assets by the number of outstanding shares.

Foreign Securities.

Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

How Can You Buy Fund Shares? Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Fund as an investment option. That prospectus will indicate which share class you may be eligible to purchase.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund's best interest to do so.

HOW CAN YOU REDEEM FUND SHARES? Only the participating insurance companies that hold Fund shares in their separate accounts can place orders to redeem shares. Contract holders and policy holders should not directly contact the Fund or its transfer agent to request a redemption of Fund shares. The Fund normally sends payment by Federal Funds wire to the insurance company's account on the next business day after the Fund receives the order (and no later than seven days after the Fund's receipt of the order). Under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. Redemption of Fund shares may be suspended by the Board if it determines that it is in the best interest of shareholders to liquidate the Fund. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

Redemptions "In-Kind." Shares may be "redeemed in-kind" under certain circumstances (such as redemptions of substantial amounts of shares by shareholders that have consented to such in kind redemptions). That means that the redemption proceeds will be paid to the participating insurance companies in securities from the Fund's portfolio. If the Fund redeems shares in-kind, the insurance company accounts may bear transaction costs and will bear market risks until such securities are converted into cash.

Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent, in its discretion, may waive certain of the requirements for redemptions stated in this prospectus.

Frequent Purchase and Redemption Limitations

The Board has adopted a policy to discourage and seek to limit or eliminate frequent purchases or redemptions of shares of the Fund by shareholders or authorized broker-dealer representatives of shareholders, in order to prevent the negative impacts, if any, that this activity may impose on other shareholders of the Fund. Negative impacts may include, without limitation, interference with portfolio management, increased taxes on portfolio securities, diminishment of Fund performance due to the need to sell portfolio securities at less favorable prices, increases in portfolio and administrative transaction costs resulting from large volumes of frequent purchase or redemption activity, and the possible dilution of Fund yields as a result of such activity. In addition, a Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of that Fund's portfolio securities and the determination of the Fund's net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund

11	Oppenheimer Money Fund/VA

shares at a price that does not reflect their true value. A similar risk exists for Funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "Fair Value Pricing" above.

There is no guarantee that this policy, described below, will be sufficient to identify and prevent all frequent purchases or redemptions that may have negative impacts to the Fund. In addition, the implementation of the Fund's policy involves judgments that are inherently subjective and involve some selectivity in their application. The Fund, however, seeks to make judgments that are consistent with the interests of the Fund's shareholders. No matter how the Fund defines frequent purchases or redemptions, other purchases and sales of Fund shares may have adverse effects on the management of the Fund's portfolio and its performance. Additionally, due to the complexity and subjectivity involved in identifying certain frequent trading and the volume of Fund shareholder transactions, there can be no guarantee that the Fund will be able to identify violations of the policy or to reduce or eliminate all detrimental effects of frequent purchases or redemptions.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to the Fund or its long-term shareholders.

The Fund does not offer an exchange privilege.

Right to Refuse Any Purchase Orders. The Fund may refuse, or cancel as permitted by law, any purchase order in its discretion for any reason at any time, and is not obligated to provide notice before rejecting or canceling an order.

Right to Terminate or Suspend Account Privileges. The Fund may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policy described in this prospectus. As part of the Fund's policy to detect and deter frequent purchases and redemptions, the Fund may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control. The Fund may send a written warning to a shareholder that it believes may be engaging in disruptive or excessive trading activity; however, the Fund reserves the right to suspend or terminate the ability to purchase shares, with or without warning, for any account that the Fund determines, in the exercise of its discretion, has engaged in such trading activity.

Monitoring the Policy. The Fund does not have the ability to directly monitor trading activity in the accounts of policy or contract owners ("contract owner accounts") within the participating insurance companies' accounts. Participating insurance companies will generally enter into written agreements which require the participating insurance company to provide underlying shareholder or account data at the Fund's reasonable request. The Fund's ability to monitor and deter excessive short-term trading in insurance company accounts ultimately depends on the capability and diligence of each participating insurance company, under its agreement with the Fund, in monitoring and controlling the trading activity of the policy or contract owners in the insurance company's accounts. Overall purchase and redemption activity in contract owner accounts will be monitored to identify patterns that may suggest frequent trading by the underlying owners. Participating insurance companies will be permitted to apply the Fund's policy or their own frequent trading policy if the latter is more restrictive. In cases where a participating insurance company's more restrictive policy is applied, the Fund will rely on the participating insurance company to monitor frequent trading activity in accordance with its policy. The Fund may request individual account or transaction information, and based on the information and data it receives, will apply its policy to review transactions that may constitute frequent purchase or exchange activity. The Fund may prohibit, in its sole discretion, purchases of Fund shares by a participating insurance company or by some or all of its clients.

You should refer to the prospectus for your insurance company variable annuity contract for specific information about the insurance company's policies. Under certain circumstances, policy or contract owners may be required to transmit purchase or redemption orders only by first class U.S. mail.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Distribution and Service Plan. The Fund has not adopted a Distribution and Service Plan for the Non-Service Shares offered in this prospectus.

Payments to Financial Intermediaries and Service Providers. The Sub-Adviser and/or the Distributor, Transfer Agent and/or Sub-Transfer Agent, at their discretion, may also make payments to brokers-dealers, other financial intermediaries, including the insurance companies that offer the Fund as an investment option, or to service providers for some or all of the following services- distribution, promotional and marketing support, shareholder servicing, operational and recordkeeping, sub-accounting, networking or administrative services.

Those payments for distribution or promotional and marketing support are made out of the Sub-Adviser's and/or the Distributor's own resources and/or assets, including from the revenues or profits derived from the advisory fees the Sub-Adviser receives from the Fund. Those payments, which may be substantial, are paid to many financial intermediaries having business relationships with the Sub-Adviser, and/or the Distributor, and are in addition to any payments made pursuant to an applicable 12b-1 plan and are separate from any commissions the Distributor pays to these firms out of the sales charges paid by investors or transfer agency fees paid by the Fund to the Transfer Agent.

Payments made by the Sub-Adviser, and/or the Distributor, the Transfer Agent and Sub-Transfer Agent from their own resources are not reflected in the tables in the "Fees and Expenses of the Fund" section of this prospectus because they are not paid by the Fund.

The financial intermediaries that may receive those payments include broker-dealers and other financial intermediaries that offer and sell Fund shares to their clients, provide shareholder services to the Fund, provide promotional and marketing services and/or operational and recordkeeping, networking or sub-accounting services to the Sub-Adviser, Distributor, the Transfer Agent and Sub-Transfer Agent, and receive compensation for those activities. The financial intermediaries that may receive payments include broker dealers, financial advisors, registered investment advisers, sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee-based programs, sponsors of college and retirement savings programs, banks, trust companies, retirement plan or qualified tuition program administrators, third party

12	Oppenheimer Money Fund/VA

administrators and other financial intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses and asset retention items, paid by the Sub-Adviser or the Distributor, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that financial intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that financial intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give a financial intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the financial intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the financial intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Sub-Adviser or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA")) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Sub-Adviser or Distributor does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the financial intermediary, sales of Fund shares, the redemption rates on accounts of clients of the financial intermediary or overall asset levels of Oppenheimer funds held for or by clients of the financial intermediary, the willingness of the financial intermediary to allow the Distributor to provide educational and training support for the financial intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the financial intermediary's sales system, as well as the overall quality of the services provided by the financial intermediary and the Sub-Adviser or Distributor's relationship with the financial intermediary. The Sub-Adviser and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Sub-Adviser or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Sub-Adviser and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Transfer Agent or Sub-Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided, such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, operational and recordkeeping and other administrative services. Financial intermediaries that may receive these fees for providing services may include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, broker-dealers, and insurance companies that offer variable annuity or variable life insurance products, and other financial intermediaries. These fees may be used by the financial intermediary to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

The Statement of Additional Information contains more information about revenue sharing and operational and recordkeeping, networking and sub-accounting payments made by the Sub-Adviser, Distributor, Transfer Agent or Sub-Transfer Agent. Your broker-dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Sub-Adviser, Distributor, Transfer Agent or Sub-Transfer Agent, or any other fees or expenses it charges.

Dividends, Capital Gains and Taxes

DIVIDENDS AND DISTRIBUTIONS. The Fund intends to declare dividends from net investment income each regular business day and to pay those dividends monthly. To maintain a net asset value of $1.00 per share, the Fund might withhold dividends or make distributions from capital or capital gains. Daily dividends will not be declared or paid on newly purchased shares until Federal Funds are available to the Fund from the purchase payment for such shares.

The Fund normally holds its securities to maturity and therefore will not usually pay capital gains distributions. The Fund may realize capital gains on the sale of portfolio securities, however, in which case it will make distributions out of any net short-term capital gains and it may make distributions out of any net long-term capital gains annually. The Fund may also make supplemental distributions of dividends and capital gains following the end of its fiscal year. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or capital gains distributions in a particular year.

Receiving Dividends and Distributions. Any dividends and capital gains distributions will be automatically reinvested in additional Fund shares for the account of the participating insurance company, unless the insurance company elects to have dividends or distributions paid in cash.

TAXES. For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying variable contract prospectus of your participating insurance company. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, any dividends from net investment income and distributions of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company. However, those payments may affect the tax basis of certain types of distributions from those accounts.

The Fund has qualified and intends to qualify each year to be taxed as a regulated investment company under the Internal Revenue Code by satisfying certain income, asset diversification and income distribution requirements, but might not so qualify. In each year that it qualifies as a regulated investment company, the Fund will not be subject to federal income taxes on its income that it distributes to shareholders.

13	Oppenheimer Money Fund/VA

This information is only a summary of certain Federal income tax information about your investment. You are encouraged to consult your tax adviser about the effect of an investment in the Fund on your particular tax situation and about any changes to the Internal Revenue Code that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent registered public accounting firm. KPMG LLP's report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

14	Oppenheimer Money Fund/VA

FINANCIAL HIGHLIGHTS

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations-net investment income and net realized gain[2]	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return, at Net Asset Value[4]	0.01%	0.01%	0.01%	0.01%	0.03%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$515,297	$177,026	$174,428	$163,973	$149,697
Average net assets (in thousands)	$329,045	$178,263	$164,276	$156,127	$164,258
Ratios to average net assets:[5]
Net investment income	0.01%	0.01%	0.01%	0.01%	0.01%
Total expenses[6]	0.57%	0.61%	0.62%	0.61%	0.61%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.15%	0.22%	0.30%	0.29%	0.35%

1.	December 30, 2011 represents the last business day of the Fund's reporting period.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Less than $0.005 per share.
4.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.
6.	Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	0.57%

15	Oppenheimer Money Fund/VA

INFORMATION AND SERVICES

STATEMENT OF ADDITIONAL INFORMATION AND ANNUAL AND SEMI-ANNUAL REPORTS. The Fund's Statement of Additional Information and Annual and Semi-Annual Reports to shareholders provide additional information about the Fund's investments. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information and audited financial statements included in its most recent Annual Report dated December 31, 2014, including the notes thereto and report of the independent registered public accounting firm thereon, are incorporated by reference into (are legally considered part of) this prospectus.

How to Request More Information

You can request the above documents, the notice explaining the Fund's privacy policy, and other information about the Fund, without charge, by:

Telephone:	Call OppenheimerFunds Services toll-free: 1.800.988.8287
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use the following address for courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No.: 811-04108 SP0660.001.0415

Oppenheimer Variable Account Funds

April 30, 2015

Statement of Additional Information

This document contains additional information about the Funds and the Trust, and supplements information in the Funds' Prospectuses dated April 30, 2015 with respect to each Fund. This Statement of Additional Information ("SAI") is not a prospectus. It should be read together with the Funds' Prospectuses and the Prospectus for the insurance products you have selected. The Funds' financial statements are incorporated by reference into this SAI from each Fund's most recent Annual Report. Shares of the Funds are sold to provide benefits under variable life insurance policies and variable annuity contracts and other insurance company separate accounts, as described in the Prospectuses for the Funds and for the insurance products you have selected.

This SAI and the Funds' Prospectuses can also be viewed or downloaded online at the OppenheimerFunds internet website at www.oppenheimerfunds.com. They may also be obtained by writing to OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling OppenheimerFunds Services at the toll-free number shown below.

OPPENHEIMER VARIABLE ACCOUNT FUNDS (the "Trust") is an investment company consisting of 12 separate series (each a "Fund" or the "Funds"). Any reference to the term "Fund" or "Funds" throughout this SAI refers to each Fund named below, unless otherwise indicated.

Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Conservative Balanced Fund/VA*	Oppenheimer Core Bond Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA
Non-Service Shares	Non-Service Shares	Non-Service Shares	Non-Service Shares
Service Shares	Service Shares	Service Shares	Service Shares

Oppenheimer Equity Income Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Global Multi-Alternatives Fund/VA*	Oppenheimer Global Strategic Income Fund/VA
Non-Service Shares	Non-Service Shares	Non-Service Shares	Non-Service Shares
Service Shares	Service Shares	Service Shares	Service Shares

Oppenheimer International Growth Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund®/VA	Oppenheimer Money Fund/VA
Non-Service Shares	Non-Service Shares	Non-Service Shares	Non-Service Shares
Service Shares	Service Shares	Service Shares

*Prior to April 30, 2015, "Oppenheimer Conservative Balanced Fund/VA" was named "Oppenheimer Capital Income Fund/VA" and "Oppenheimer Global Multi-Alternatives Fund/VA" was named "Oppenheimer Diversified Alternatives Fund/VA."

Oppenheimer Variable Account Funds 6803 South Tucson Way, Centennial, Colorado 80112-3924 1.800.988.8287

Contents

ABOUT THE FUNDS
1	Additional Information About the Funds' Investment Policies and Risks
1	The Funds' Main Investment Policies
27	Other Investments and Investment Strategies
40	Investment Restrictions
42	Disclosure of Portfolio Holdings
44	How the Funds are Managed
45	Board of Trustees and Oversight Committees
46	Trustees and Officers of the Funds
58	The Manager and the Sub-Adviser
66	Brokerage Policies of the Funds
71	Distribution and Service Arrangements
72	Payments to Financial Intermediaries
ABOUT YOUR ACCOUNT
76	How to Buy Shares
78	Distributions and Taxes
81	Additional Information About the Funds
APPENDIX A: MAJOR SHAREHOLDERS
82	Appendix A
APPENDIX B: RATINGS DEFINITIONS
87	Appendix B
FINANCIAL STATEMENTS
95	Financial Statements
Summary Prospectus
To Capital Appreciation Fund/VA
To Conservative Balanced Fund/VA
To Core Bond Fund/VA
To Discovery Mid Cap Growth Fund/VA
To Equity Income Fund/VA
To Global Fund/VA
To Global Multi-Alternatives Fund/VA
To Global Strategic Income Fund/VA
To International Growth Fund/VA
To Main Street Fund/VA
To Main Street Small Cap Fund/VA
To Money Fund/VA

Additional Information About the Funds' Investment Policies and Risks

OFI Global Asset Management, Inc. ("OFI Global"), the Funds' investment adviser, has retained OppenheimerFunds, Inc. (the "Sub-Adviser") to choose the Funds' investments and provide related advisory services to the Funds. The portfolio managers, who are responsible for the day-to-day management of the Funds' portfolios, are employed by the Sub-Adviser unless indicated otherwise. In this Statement of Additional Information ("SAI"), references to the "Manager" mean OFI Global and the Sub-Adviser unless the context indicates otherwise or unless otherwise specified.  Prior to January 1, 2013, all references in this SAI to the "Sub-Adviser" refer to OppenheimerFunds, Inc. in its capacity as the Manager.

The investment objective, the principal investment policies and the main risks of the Funds are described in their Prospectuses. This SAI contains supplemental information about those policies and risks and the types of securities that the Funds' Sub-Adviser can select for the Funds. Additional information is also provided about the strategies that the Funds may use to try to achieve their objectives.

The composition of the Funds' portfolios and the techniques and strategies that the Funds use in selecting portfolio securities will vary over time. The Funds are not required to use all of the investment techniques and strategies described below in seeking their objectives. They may use some of the investment techniques and strategies only at some times or they may not use them at all.

The Funds' Main Investment Policies

In selecting securities for the Funds' portfolios, the Sub-Adviser and Sub-Sub-Advisers, where applicable, evaluate the merits of particular securities primarily through the exercise of their own investment analysis. That process may include, among other things:

■

evaluation of the issuer's historical operations,

■

prospects for the industry of which the issuer is part,

■

the issuer's financial condition,

■

its pending product developments and business (and those of competitors),

■

the effect of general market and economic conditions on the issuer's business, and

■

legislative proposals that might affect the issuer.

The Funds are categorized by the types of investments they make. Capital Appreciation Fund/VA, Discovery Mid Cap Growth Fund/VA, Equity Income Fund/VA, Global Fund/VA, International Growth Fund/VA, Main Street Fund®/VA and Main Street Small Cap Fund®/VA can be categorized as "Equity Funds." Core Bond Fund/VA and Global Strategic Income Fund/VA can be categorized as "Fixed Income Funds." Global Multi-Alternatives Fund/VA can be categorized as an "Alternative Fund" because it invests across a variety of alternative asset classes and investment strategies, including both equity and fixed income securities within those asset classes, subject to the allocations determined from time to time by the Sub-Adviser. Conservative Balanced Fund/VA, which is categorized as an "Other Fund," shares the investment characteristics (and certain of the investment policies) of both the Equity Funds and the Fixed Income Funds, depending upon the allocations determined from time to time by their respective portfolio managers.  Money Fund/VA is categorized as a "Money Market Fund."

In general, the discussion of particular investments and strategies throughout this SAI indicates which Funds can use that investment or technique as part of their investment program. For example, some investments can be held by only some of the Funds and some can be held by all of the Funds. Please refer to the prospectus of a particular Fund for an explanation of its principal investment policies and risks. The allocation of Main Street Fund®/VA's portfolio to equity securities is generally substantially larger than its allocation to fixed-income securities.

Money Fund/VA's investment policies are explained separately in this SAI, including a discussion of fundamental policies under "Investment Restrictions."  However, discussion in this SAI about repurchase agreements and illiquid securities also applies to Money Fund/VA.

Fund	Investment Category
Oppenheimer Capital Appreciation Fund/VA	Equity
Oppenheimer Discovery Mid Cap Growth Fund/VA	Equity
Oppenheimer Equity Income Fund/VA	Equity
Oppenheimer Global Fund/VA	Equity
Oppenheimer International Growth Fund/VA	Equity
Oppenheimer Main Street Fund/VA	Equity
Oppenheimer Main Street Small Cap Fund/VA	Equity
Oppenheimer Core Bond Fund/VA	Fixed-Income
Oppenheimer Global Strategic Income Fund/VA	Fixed-Income
Oppenheimer Global Multi-Alternatives Fund/VA	Alternative

1

Oppenheimer Money Fund/VA	Money Market
Oppenheimer Conservative Balanced Fund/VA	Other

The full name of each Fund is shown above and on the cover page. The word "Oppenheimer" is omitted from these names in the rest of this document to conserve space.

Investments in Equity Securities. The Equity Funds focus their investments in equity securities, which include common stocks, preferred stocks, rights and warrants, and securities convertible into common stock. Certain equity securities may be selected not only for their appreciation possibilities but because they may provide dividend income. At times, a Fund may have substantial amounts of its assets invested in securities of issuers in one or more capitalization ranges, based upon the Sub-Adviser's use of its investment strategies and its judgment of where the best market opportunities are to seek a Fund's objective.

Main Street Small Cap Fund®/VA and Discovery Mid Cap Growth Fund/VA will invest primarily in securities of small- and mid-cap issuers, respectively; however, for the other Equity Funds those investments may be limited to the extent the Sub-Adviser believes that such investments would be inconsistent with the Fund's investment strategy.

While Global Multi-Alternatives Fund/VA and Conservative Balanced Fund/VA do not primarily focus their investments in equity securities, they are expected to invest significantly in them.

Risks of Small- and Mid-Cap Companies. Small- and mid-cap companies may be either established or newer companies, including "unseasoned" companies that have been in operation for less than three years. While smaller companies might offer greater opportunities for gain than larger companies, they also may involve greater risk of loss. They may be more sensitive to changes in a company's earnings expectations and may experience more abrupt and erratic price movements. Smaller companies' securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small- and mid-cap companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small- and mid-cap companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Smaller companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. Securities of small, unseasoned companies may be particularly volatile, especially in the short term, and may have very limited liquidity. It may take a substantial period of time to realize a gain on an investment in a small- or mid-cap company, if any gain is realized at all.

Growth Investing. In selecting equity investments, the portfolio managers for the Equity Funds may from time to time use a growth investing style, a value investing style, or a combination of both. In using a growth approach, the portfolio managers seek securities of "growth" companies. Growth companies are those companies that the Sub-Adviser believes are entering into a growth cycle in their business, with the expectation that their stock will increase in value. They may be established companies, as well as newer companies in the development stage. Growth companies may have a variety of characteristics that in the Sub-Adviser's view define them as "growth" issuers.

Growth companies may be generating or applying new technologies, new or improved distribution techniques or new services. They may own or develop natural resources. They may be companies that can benefit from changing consumer demands or lifestyles, or companies that have projected earnings in excess of the average for their sector or industry. In each case, they have prospects that the Sub-Adviser believes are favorable for the long term. The portfolio managers of the Funds look for growth companies with strong, capable management, sound financial and accounting policies, successful product development and marketing and other factors.

Value Investing. In selecting equity investments, the portfolio managers for the Equity Funds in particular may from time to time use a value investing style. In using a value approach, the portfolio managers seek stock and other equity securities that appear to be temporarily undervalued, by various measures, such as price/earnings ratios, rather than seeking stocks of "growth" issuers. This approach is subject to change and might not necessarily be used in all cases. Value investing seeks stocks having prices that are low in relation to their real worth or future prospects, in the hope that a Fund will realize appreciation in the value of its holdings when other investors realize the intrinsic value of the stock.

Using value investing requires research as to the issuer's underlying financial condition and prospects. Some of the measures that can be used to identify these securities include, among others:

■

Price/Earnings ratio, which is the stock's price divided by its earnings per share. A stock having a price/earnings ratio lower than its historical range, or the market as a whole or that of similar companies may offer attractive investment opportunities.

■

Price/book value ratio, which is the stock price divided by the book value of the company per share, which measures the company's stock price in relation to its asset value.

■

Dividend Yield is measured by dividing the annual dividend by the stock price per share.

2

■

Valuation of Assets, which compares the stock price to the value of the company's underlying assets, including their projected value in the marketplace and liquidation value.

Convertible Securities. Convertible securities are debt securities or preferred stocks that are convertible into the issuer's common stock or other equity securities. While many convertible securities are considered to be mainly debt securities, certain convertible securities are regarded more as "equity equivalents" because of their conversion feature. The market value of a convertible security reflects both its "investment value," which is its expected income potential, and its "conversion value," which is its anticipated market value if it were converted. If its investment value exceeds its conversion value, the security will generally behave more like a debt security, and the security's price will likely increase when interest rates fall and decrease when interest rates rise. If its conversion value exceeds its investment value, the security will generally behave more like an equity security. In that case, its price will tend to fluctuate with the price of the underlying common stock or other security.

Convertible debt securities, like other debt securities, are subject to credit risk and interest rate risk. Interest rate risk is the risk that when interest rates rise, the values of already-issued convertible debt securities generally fall. When interest rates fall, however, the values of already-issued convertible debt securities generally rise. Credit risk is the risk that the issuer of a security might not make principal or interest payments on the security when they are due. If the issuer fails to pay interest, the Fund's income might be reduced, and if the issuer fails to pay interest or repay principal, the value of the security might fall. The credit ratings of convertible securities generally have less impact on their price than the credit ratings of other debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and therefore are subject to less risk than common stock in case of an issuer's bankruptcy or liquidation.

For convertible securities that are considered to be "equity equivalents," their credit quality generally has less impact on the security's value than in the case of non-convertible debt securities. To determine whether convertible securities should be regarded as "equity equivalents," a number of factors may be considered, including:

■

whether the convertible security can be exchanged for a fixed number of shares of common stock of the issuer or is subject to a "cap" or a conversion formula or other type of limit;

■

whether the convertible security can be exchanged at a time determined by the investor rather than by the issuer;

■

whether the issuer of the convertible securities has restated its earnings per share on a fully diluted basis (that is, as if all of the issuer's convertible securities were converted into common stock); and

■

the extent to which the convertible security may participate in any appreciation in the price of the issuer's common stock.

Convertible securities generally sell at a premium over the value of the common stock into which they could be converted. If the Fund buys a convertible security at a premium, and the underlying common stock does not appreciate as expected, the Fund might not realize a gain on the security or may experience a loss.

The conversion feature of convertible securities generally causes the market value of convertible securities to increase when the value of the underlying common stock increases, and to fall when the stock price falls. However, convertible securities generally do not have the same potential for capital appreciation as the underlying stock and may not experience the same decline when the price of the underlying common stock declines. Convertible securities usually only decline to a level called their "investment value," which is approximately the value of a similar non-convertible debt security.

Rights and Warrants. Rights and warrants may be purchased directly or may be acquired as part of other securities. Warrants are options to purchase equity securities at a specific price during a specific period of time. The price of a warrant does not necessarily move parallel to the price of the underlying security and is generally more volatile than the price of the underlying security. Rights are similar to warrants, but normally have a shorter duration and are distributed directly by the issuer to its shareholders. The market for rights or warrants may be very limited and it may be difficult to sell them promptly at an acceptable price. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Investing in Cyclical Opportunities. The Funds might seek to take advantage of short-term market movements or events affecting particular issuers or industries by investing in companies that are sensitive to changes in the business cycle. For example, when the economy is expanding, companies in consumer durables and the technology sector might benefit. There is the risk that those securities might lose value if the business cycle becomes unfavorable to that issuer or industry or if the portfolio manager's expectations for favorable cyclical movement is not realized.

Investments in Bonds and Other Debt Securities. The Fixed Income Funds in particular, Global Multi-Alternatives Fund/VA and Conservative Balanced Fund/VA to a significant extent, and the Equity Funds to a lesser degree, can invest in bonds, debentures and other debt securities to seek current income as part of their investment objectives.

A Fund's debt investments can include investment-grade and below-investment-grade bonds (commonly referred to as "junk bonds"). Investment-grade bonds are bonds rated at least "Baa" by Moody's Investors Service, Inc. ("Moody's") or at least "BBB" by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch") or that have comparable ratings by another nationally recognized rating organization. In making investments in debt securities, the Sub-Adviser may rely to some extent on the ratings of ratings organizations or it may use its own research to evaluate a security's credit-worthiness. If the securities that a Fund buys are unrated, to be considered part of a Fund's holdings of investment-grade securities, they must be judged by the Sub-Adviser to be of comparable quality to bonds rated as investment grade by a rating organization.

3

■

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities after the Funds buy them will not affect the interest income payable on those securities (unless the security pays interest at a variable rate pegged to interest rate changes). However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Funds' net asset values will be affected by those fluctuations. "Zero-coupon" or "stripped" securities may be particularly sensitive to interest rate changes. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

■

Duration Risk. Duration risk is the risk that longer-duration debt securities are more likely to decline in price than shorter-duration debt securities, in a rising interest-rate environment. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. "Effective duration" attempts to measure the expected percentage change in the value of a bond or portfolio resulting from a change in prevailing interest rates. The change in the value of a bond or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond's value to decline about 3% while a 1% decrease in general interest rates would be expected to cause the bond's value to increase 3%. The duration of a debt security may be equal to or shorter than the full maturity of a debt security.

■

Credit Risk. Credit risk relates to the ability of the issuer of a debt security to meet interest and principal payment obligations as they become due. Some of the special credit risks of lower-grade securities are discussed in a Fund's Prospectus. There is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment grade securities. The issuer's low creditworthiness may increase the potential for its insolvency. An overall decline in values in the high yield bond market is also more likely during a period of a general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal. In the case of foreign high yield bonds, these risks are in addition to the special risks of foreign investing discussed in a Fund's Prospectus and in this SAI.

■

Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects lower-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of a Fund's lower-rated and unrated securities. Some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that a Fund might have difficulty selling them promptly at an acceptable price.

■

Extension Risk. If interest rates rise rapidly, repayments of principal on certain debt securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Those securities generally have a greater potential for loss when prevailing interest rates rise, which could cause their value to fall sharply.

■

Reinvestment Risk. Reinvestment risk is the risk that when interest rates fall, a Fund may be required to reinvest the proceeds from a security's sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than non-callable bonds.

■

Prepayment Risk. Certain fixed-income securities (in particular mortgage-related securities) are subject to the risk of unanticipated prepayment. That is the risk that when interest rates fall, the issuer will repay the security prior to the security's expected maturity, or with respect to certain fixed-income securities, that borrowers will prepay the loans that underlie these securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to the security's expected maturity. A Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If a Fund buys those securities at a premium, accelerated prepayments on those securities could cause it to lose a portion of its principal investment represented by the premium. The impact of prepayments on the price of a security may be difficult to predict and may increase the security's price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and prepayment assumptions about those investments.

■

Event Risk. If an issuer of debt securities is the subject of a buyout, debt restructuring, merger or recapitalization that increases its debt load, it could interfere with its ability to make timely payments of interest and principal and cause the value of its debt securities to fall.

Fixed-Income Market Risks. The fixed-income securities market can be susceptible to unusual volatility and illiquidity. Volatility and illiquidity may be more pronounced in the case of lower-rated and unrated securities. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the U.S. and in other countries. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices at which they are carried on the Fund's books. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds' prices. An unexpected increase in Fund redemption requests, which may be triggered by market turmoil or an increase in interest rates, could cause the Fund to sell its holdings at a loss or at undesirable prices. Similarly, the prices of the Fund's holdings could be adversely affected if an investment account managed similarly to that of the Fund were to experience significant redemptions and those accounts were required to sell its holdings at an inopportune time. The liquidity of an issuer's securities may decrease as result of a decline in an issuer's credit rating, the occurrence of an event that causes counterparties to avoid transacting with the issuer, or an increase in the issuer's cash outflows. A lack of liquidity or other

4

adverse credit market conditions may hamper the Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns may impact the market price or value of those debt securities and may cause increased volatility in those debt securities or debt securities markets. Under some circumstances, as was the case during the latter half of 2008 and early 2009, those concerns may cause reduced liquidity in certain debt securities markets, reducing the willingness of some lenders to extend credit, and making it more difficult for borrowers to obtain financing on attractive terms (or at all).

Following the financial crisis, the Federal Reserve has sought to stabilize the economy by keeping the federal funds rate at or near zero percent. The Federal Reserve has also purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, pursuant to its monetary stimulus program known as "quantitative easing." As the Federal Reserve tapers its securities purchases pursuant to quantitative easing or raises the federal funds rate, there is a risk that interest rates may rise and cause fixed-income investors to move out of fixed-income securities, which may also increase redemptions in fixed-income mutual funds.

In addition, although the fixed-income securities markets have grown significantly in the last few decades, regulations and business practices have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain debt securities. As a result, dealer inventories of fixed-income securities, which provide an indication of the ability of financial intermediaries to make markets in fixed-income securities, are at or near historic lows relative to market size. Because market makers help stabilize the market through their financial intermediary services, further reductions in dealer inventories could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets.

Preferred Stock. Preferred stock are equity securities that have a dividend rate payable from the company's earnings. Their stated dividend rate causes preferred stock to have some characteristics of debt securities. If interest rates rise, the fixed dividend on preferred stock may be less attractive and the price of those securities will likely decline. If interest rates fall, their price will likely increase.

Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require that all, or a portion of, any unpaid dividends must be paid before the issuer can pay dividends on its common stock. "Participating" preferred stock may be entitled to a larger dividend than the stated dividend in certain cases. "Auction rate" preferred stock has a dividend rate that is set by a Dutch auction process.

Preferred stock may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates fall.

Preferred stock do not constitute a liability of the issuer and therefore do not offer the same degree of capital protection or assured income as debt securities. Preferred stock generally rank ahead of common stock and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy.

Special Risks of Below-Investment-Grade Securities. Below-investment-grade securities (also referred to as "junk bonds") are those rated below investment grade by S&P, Moody's, Fitch or other nationally recognized statistical rating organization or unrated securities the investment adviser believes are of comparable quality. The investment adviser continuously monitors the issuers of below-investment-grade securities held by a Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of a Fund so that it can meet redemption requests. While below-investment-grade securities generally may have a higher yield than securities rated in the higher rating categories, they are subject to increased risks. Below-investment-grade securities are considered to be speculative with respect to the ability of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than investment-grade rated securities, especially during times of weakening economic conditions or rising interest rates. The major risks of below-investment-grade securities include:

■

Prices of below-investment-grade securities are subject to extreme price fluctuations, even under normal market conditions. Negative economic developments may have a greater impact on the prices of below-investment-grade securities than on those of other higher-rated fixed income securities. In addition, the market values of below-investment-grade securities tend to reflect individual issuer developments to a greater extent than do the market values of higher rated securities, which react primarily to fluctuations in the general level of interest rates.

■

Below-investment-grade securities may be issued by less creditworthy issuers and may be more likely to default than investment-grade securities. The issuers of below-investment-grade securities may have more outstanding debt relative to their assets than issuers of higher-grade securities. Below-investment-grade securities are vulnerable to adverse changes in the issuer's industry and to general economic conditions. If the issuer experiences financial stress, it may not be able to pay interest and principal payments in a timely manner. The issuer's ability to pay its debt obligations also may be lessened by specific issuer developments or the unavailability of additional financing. In the event of a default of an issuer of a below-investment-grade security, a Fund may incur expenses to the extent necessary to seek recovery or to negotiate new terms.

■

Below-investment-grade securities are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations, which could limit a Fund's ability to fully

5

recover principal or to receive interest payments when senior securities are in default. As a result, investors in below-investment- grade securities have a lower degree of protection with respect to principal and interest payments than do investors in higher rated securities.

■

There may be less of a market for below-investment securities and as a result they may be harder to sell at an acceptable price. Not all dealers maintain markets in all below-investment-grade securities. As a result, there is no established retail secondary market for many of these securities. A Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its securities. Market quotations are generally available on many below-investment-grade securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. In addition, the trading volume for below-investment-grade securities is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, a Fund may have difficulty disposing of certain below-investment-grade securities due to the limit number of investors in that sector of the market. When the secondary market for below-investment-grade securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Fund's securities and judgment plays a more important role in determining such valuations.

■

Below-investment-grade securities frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. During times of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and finance them with securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with lower yielding securities, which could result in a lower return for a Fund.

■

Below-investment-grade securities markets may also react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. An increase in interest rates could severely disrupt the market for below-investment-grade securities. Additionally, below-investment-grade securities may be affected by legislative and regulatory developments. These developments could adversely affect a Fund's net asset value and investment practices, the secondary market for below-investment-grade securities, the financial condition of issuers of these securities and the value and liquidity of outstanding below-investment-grade securities, especially in a thinly traded market.

These additional risks mean that a Fund may not receive the anticipated level of income from these securities, and a Fund's net asset value may be affected by declines in the value of lower-grade securities. Credit rating downgrades of a single issuer or related similar issuers whose securities a Fund holds in significant amounts could substantially and unexpectedly increase a Fund's exposure to below-investment-grade securities and the risks associated with them, especially liquidity and default risk.

While securities rated "Baa" by Moody's, "BBB" by S&P or Fitch, or the similar category by the investment adviser if an unrated security, are investment-grade, they may be subject to special risks and have some speculative characteristics.

Credit Ratings of Debt Securities. Ratings by ratings organizations such as Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), and Fitch, Inc. ("Fitch") represent the respective rating agency's opinions of the credit quality of the debt securities they undertake to rate. However, their ratings are general opinions and are not guarantees of quality or indicative of market value risk. Debt securities that have the same maturity, coupon and rating may have different yields, while other debt securities that have the same maturity and coupon but different ratings may have the same yield. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

"Investment-grade" securities are those rated within the four highest rating categories of S&P's, Moody's, Fitch or another nationally recognized statistical rating organization (or, in the case of unrated securities, determined by the Sub-Adviser to be comparable to securities rated investment-grade). While securities rated within the fourth highest category by S&P's (meaning BBB+, BBB or BBB-) or by Moody's (meaning Baa1, Baa2 or Baa3) are considered "investment-grade," they have some speculative characteristics. If two or more nationally recognized statistical rating organizations have assigned different ratings to a security, the Sub-Adviser uses the highest rating assigned.

Below-investment-grade securities (also referred to as "junk bonds") are those rated below investment grade by the S&P, Moody's, Fitch or other nationally recognized statistical rating organization or unrated securities the Sub-Adviser believes are of comparable quality.

After a Fund buys a debt security, the security may cease to be rated or its rating may be reduced. Neither event requires a Fund to sell the security, but the Sub-Adviser will consider such events in determining whether a Fund should continue to hold the security. To the extent that ratings given by Moody's, S&P, Fitch or another nationally recognized statistical rating organization change as a result of changes in those rating organizations or their rating systems, a Fund will attempt to use similar ratings as standards for investments in accordance with the Fund's investment policies. The Sub-Adviser continuously monitors the issuers of below-investment-grade securities held by a Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of a Fund so that it can meet redemption requests.

A list of the rating categories of Moody's, S&P, Fitch and other nationally recognized statistical rating organizations for debt securities is contained in an Appendix to this SAI.

6

     Unrated Securities. Because a Fund may purchase securities that are not rated by any nationally recognized statistical rating organization, the Sub-Adviser may internally assign ratings to those securities, after assessing their credit quality and other factors, in categories similar to those of nationally recognized statistical rating organizations. Unrated securities are considered "investment-grade" or "below-investment-grade" if judged by the Sub-Adviser to be comparable to rated investment-grade or below-investment-grade securities. There can be no assurance, nor is it intended, that the Sub-Adviser's credit analysis process is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization. The Sub-Adviser's rating does not constitute a guarantee of the credit quality. In addition, some unrated securities may not have an active trading market, which means that a Fund might have difficulty selling them promptly at an acceptable price. In evaluating the credit quality of a particular security, whether rated or unrated, the Sub-Adviser will normally take into consideration a number of factors including, but not limited to, the financial resources of the issuer, the underlying source of funds for debt service on a security, the issuer's sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation, the degree of community support for the financed facility, the capabilities of the issuer's management, and regulatory factors affecting the issuer or the particular facility.

Floating Rate and Variable Rate Obligations. Some securities the Funds can purchase have variable or floating interest rates. Variable rates are adjusted at stated periodic intervals. Variable rate obligations can have a demand feature that allows the Funds to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

The interest rate on a floating rate demand note is adjusted automatically according to a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, or some other standard. The instrument's rate is adjusted automatically each time the base rate is adjusted. The interest rate on a variable rate note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of not less than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Sub-Adviser may determine that an unrated floating rate or variable rate demand obligation meets the Funds' quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally, the issuer must provide a specified number of days' notice to the holder.

Asset-Backed Securities. Asset-backed securities are fractional interests in pools of loans, receivables or other assets, typically accounts receivable or consumer loans. They are issued by trusts or special-purpose vehicles and are backed by the loans, receivables or other assets that make up the pool. The income from the pool is passed through to the investor in the asset-backed security. These securities are subject to the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool and may also be subject to prepayment and extension risks. The pools may offer a credit enhancement, such as a bank letter of credit, to try to reduce the risks that the underlying debtors will not pay their obligations when due. However, the enhancement, if any, might not be for the full par value of the security. If the enhancement is exhausted and any required payments of interest or repayments of principal are not made, a holder could suffer losses on its investment or delays in receiving payment.

The value of an asset-backed security is affected by changes in the market's perception of the assets backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately related to payment of the underlying loans by the individual borrowers. A purchaser of an asset-backed security would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans may be subject to prepayments, which may shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as in the case of mortgage-related securities.

Mortgage-Related Securities. Mortgage-related securities (also referred to as mortgage-backed securities) are a form of fixed-income investment collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by government agencies or entities or by private issuers. These securities include collateralized mortgage obligations ("CMOs"), mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs") and other real-estate related securities.

Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. government have relatively little credit risk (depending on the nature of the issuer). Privately issued mortgage-related securities have some credit risk, as the underlying mortgage may not fully collateralize the obligation and full payment of them is not guaranteed. Both types of mortgage-related securities are subject to interest rate risks and prepayment risks, as described in the Prospectuses.

As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates. The Fixed Income Funds and Conservative Balanced Fund/VA can buy mortgage-related securities that have interest rates that move inversely to changes in general interest rates, based on a multiple of a specific index. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not always the case.

7

In periods of declining interest rates, mortgages are more likely to be prepaid. Therefore, a mortgage-related security's maturity can be shortened by unscheduled prepayments on the underlying mortgages. Therefore, it is not possible to predict accurately the security's yield. The principal that is returned earlier than expected may have to be reinvested in other investments having a lower yield than the prepaid security. Therefore, these securities may be less effective as a means of "locking in" attractive long-term interest rates, and they may have less potential for appreciation during periods of declining interest rates, than conventional bonds with comparable stated maturities.

Prepayment risks can lead to substantial fluctuations in the value of a mortgage-related security. In turn, this can affect the value of that Fund's shares. If a mortgage-related security has been purchased at a premium, all or part of the premium that Fund paid may be lost if there is a decline in the market value of the security, whether that results from interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, that Fund may fail to recoup its initial investment on the security.

During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity. Generally, that would cause the value of the security to fluctuate more widely in responses to changes in interest rates. If the prepayments on a Fund's mortgage-related securities were to decrease broadly, that Fund's effective duration, and therefore its sensitivity to interest rate changes, would increase. As with other debt securities, the values of mortgage-related securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them. Their values may also be affected by changes in government regulations and tax policies.

Collateralized Mortgage Obligations. CMOs are multi-class bonds that are backed by pools of mortgage loans or mortgage pass-through certificates. They may be collateralized by:

1.

pass-through certificates issued or guaranteed by Ginnie Mae, Fannie Mae, or Freddie Mac,

2.

unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs,

3.

unsecuritized conventional mortgages,

4.

other mortgage-related securities, or

5.

any combination of these.

Each class of CMO, referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMO to be retired much earlier than the stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in different ways. One or more trenches may have coupon rates that reset periodically at a specified increase over an index. These are floating rate CMOs, and typically have a cap on the coupon rate. Inverse floating rate CMOs have a coupon rate that moves in the reverse direction to an applicable index. The coupon rate on these CMOs will increase as general interest rates decrease. These are usually much more volatile than fixed rate CMOs or floating rate CMOs.

U.S. Government Securities. These are securities issued or guaranteed by the U.S. Treasury or other government agencies or federally-chartered corporate entities referred to as "instrumentalities." The obligations of U.S. government agencies or instrumentalities in which the Funds may invest may or may not be guaranteed or supported by the "full faith and credit" of the United States. "Full faith and credit," means generally that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment. The owner might not be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment. The Funds will invest in securities of U.S. government agencies and instrumentalities only if the Sub-Adviser is satisfied that the credit risk with respect to the agency or instrumentality is minimal.

U.S. Treasury Obligations. These include Treasury bills (maturities of one year or less when issued), Treasury notes (maturities of one to 10 years), and Treasury bonds (maturities of more than 10 years). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. They also can include U.S. Treasury securities that have been "stripped" by a Federal Reserve Bank, zero-coupon U.S. Treasury securities described below, and Treasury Inflation-Protection Securities ("TIPS").

Treasury Inflation-Protection Securities. The Funds can buy these TIPS, which are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the government. Some are supported by the full faith and credit of the U.S. government, such as Government National Mortgage Association ("GNMA") pass-through mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds ("Fannie Maes"). Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation ("FHLMC") obligations ("Freddie Macs").

8

U.S. Government Mortgage-Related Securities. The Funds can invest in a variety of mortgage-related securities that are issued by U.S. government agencies or instrumentalities, some of which are described below.

GNMA Certificates. The Government National Mortgage Association is a wholly-owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. GNMA's principal programs involve its guarantees of privately-issued securities backed by pools of mortgages. Ginnie Maes are debt securities representing an interest in one mortgage or a pool of mortgages that are insured by the Federal Housing Administration ("FHA") or the Farmers Home Administration ("FMHA") or guaranteed by the Veterans Administration ("VA").

The Ginnie Maes in which the Funds invest are of the "fully modified pass-through" type. They provide that the registered holders of the Ginnie Maes will receive timely monthly payments of the pro-rata share of the scheduled principal payments on the underlying mortgages, whether or not those amounts are collected by the issuers. Amounts paid include, on a pro rata basis, any prepayment of principal of such mortgages and interest (net of servicing and other charges) on the aggregate unpaid principal balance of the Ginnie Maes, whether or not the interest on the underlying mortgages has been collected by the issuers.

The Ginnie Maes purchased by the Funds are guaranteed as to timely payment of principal and interest by GNMA. In giving that guaranty, GNMA expects that payments received by the issuers of Ginnie Maes on account of the mortgages backing the Ginnie Maes will be sufficient to make the required payments of principal of and interest on those Ginnie Maes. However, if those payments are insufficient, the guaranty agreements between the issuers of the Ginnie Maes and GNMA require the issuers to make advances sufficient for the payments. If the issuers fail to make those payments, GNMA will do so.

Under federal law, the full faith and credit of the United States is pledged to the payment of all amounts that may be required to be paid under any guaranty issued by GNMA as to such mortgage pools. An opinion of an Assistant Attorney General of the United States, dated December 9, 1969, states that such guaranties "constitute general obligations of the United States backed by its full faith and credit." GNMA is empowered to borrow from the United States Treasury to the extent necessary to make any payments of principal and interest required under those guaranties.

Ginnie Maes are backed by the aggregate indebtedness secured by the underlying FHA-insured, FMHA-insured or VA-guaranteed mortgages. Except to the extent of payments received by the issuers on account of such mortgages, Ginnie Maes do not constitute a liability of those issuers, nor do they evidence any recourse against those issuers. Recourse is solely against GNMA. Holders of Ginnie Maes (such as the Funds) have no security interest in or lien on the underlying mortgages.

Monthly payments of principal will be made, and additional prepayments of principal may be made, to the Funds with respect to the mortgages underlying the Ginnie Maes owned by the Funds. All of the mortgages in the pools relating to the Ginnie Maes in the Funds are subject to prepayment without any significant premium or penalty, at the option of the mortgagors. While the mortgages on one-to-four family dwellings underlying certain Ginnie Maes have a stated maturity of up to 30 years, it has been the experience of the mortgage industry that the average life of comparable mortgages, as a result of prepayments, refinancing and payments from foreclosures, is considerably less.

Federal Home Loan Mortgage Corporation (FHLMC) Certificates. FHLMC, a corporate instrumentality of the United States, issues FHLMC Certificates representing interests in mortgage loans. FHLMC guarantees to each registered holder of a FHLMC Certificate timely payment of the amounts representing a holder's proportionate share in:

1.

interest payments less servicing and guarantee fees,

2.

principal prepayments, and

3.

the ultimate collection of amounts representing the holder's proportionate interest in principal payments on the mortgage loans in the pool represented by the FHLMC Certificate, in each case whether or not such amounts are actually received.

The obligations of FHLMC under its guarantees are obligations solely of FHLMC and are not backed by the full faith and credit of the United States.

Federal National Mortgage Association (Fannie Mae) Certificates. Fannie Mae, a federally-chartered and privately-owned corporation, issues Fannie Mae Certificates which are backed by a pool of mortgage loans. Fannie Mae guarantees to each registered holder of a Fannie Mae Certificate that the holder will receive amounts representing the holder's proportionate interest in scheduled principal and interest payments, and any principal prepayments, on the mortgage loans in the pool represented by such Certificate, less servicing and guarantee fees, and the holder's proportionate interest in the full principal amount of any foreclosed or other liquidated mortgage loan. In each case the guarantee applies whether or not those amounts are actually received. The obligations of Fannie Mae under its guarantees are obligations solely of Fannie Mae and are not backed by the full faith and credit of the United States or any of its agencies or instrumentalities other than Fannie Mae.

Forward Rolls. The Funds can enter into "forward roll" transactions with respect to mortgage-related securities (also referred to as "mortgage dollar rolls"). In this type of transaction, a Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, and having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold. Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to a Fund in excess of the yield on the securities that have been sold.

The Funds will only enter into "covered" rolls. To assure its future payment of the purchase price, the Funds will identify on its books liquid assets in an amount equal to the payment obligation under the roll.

9

These transactions have risks. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. It is possible that the market value of the securities the Fund sells may decline below the price at which the Fund is obligated to repurchase securities.

Zero-Coupon U.S. Government Securities. The Funds may buy zero-coupon U.S. government securities. These will typically be U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves, or certificates representing interests in those stripped debt obligations and coupons.

Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value at maturity. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. The discount typically decreases as the maturity date approaches.

Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

A Fund's investment in zero-coupon securities may cause that Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, a Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Commercial (Privately-Issued) Mortgage Related Securities. The Funds can invest in commercial mortgage-related securities issued by private entities. Generally these are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. They are subject to the credit risk of the issuer. These securities typically are structured to provide protection to investors in senior classes from possible losses on the underlying loans. They do so by having holders of subordinated classes take the first loss if there are defaults on the underlying loans. They may also be protected to some extent by guarantees, reserve funds or additional collateralization mechanisms.

Inflation-Indexed Debt Securities. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to an identified rate of inflation. For example, the U.S. Treasury uses the Consumer Price Index as the inflation measure for Treasury Inflation-Protection Securities. If the index measuring inflation falls, the principal value of the inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to smaller principal amounts) will be reduced. If the index measuring inflation rises, both the principal value and the interest payable (calculated with respect to a larger principal amounts) will increase. With respect to certain inflation-indexed bonds, instead of adjusting the bond's principal value, the inflation adjustment is reflected in the coupon payment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds with similar maturities.

Special Risks of Inflation-Indexed Debt Securities. If inflation declines, the principal amount or the interest rate of an inflation-indexed bond will be adjusted downward. This will result in reduced income and may result in a decline in the bond's price which could cause losses for the fund. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal or interest rate is adjusted for inflation. Inflation-indexed bonds normally will decline in price when real interest rates rise which could cause losses for the fund. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate).

Event-Linked Bonds. The Funds may invest in "event-linked" bonds. Event-linked bonds, which are sometimes referred to as "catastrophe" bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. In some cases, the trigger event will not be deemed to have occurred unless the event is of a certain magnitude (based on scientific readings) or causes a certain measurable amount of loss to the issuer, a particular industry group or a reference index. If the trigger event occurs prior to maturity, a Fund may lose all or a portion of its principal and additional interest. The Funds may also invest in similar bonds where a Fund may lose all or a portion of its principal and additional interest if the mortality rate in a geographic area exceeds a stated threshold prior to maturity whether or not a particular catastrophic event has occurred.

Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, and financial institutions, among other issuers, or special purpose vehicles associated with the foregoing. Often event-linked bonds provide for extensions of maturity in order to process and audit loss claims in those cases when a trigger event has occurred or is likely to have occurred. An extension of maturity may increase a bond's volatility.

Event-linked bonds may expose the Funds to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. Lack of a liquid market may result in higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated by one or more nationally recognized statistical rating organization and a Fund will only invest in event-linked bonds that meet the credit quality requirements for the Fund.

Exchange-Traded Notes . Exchange-traded notes (''ETNs") are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange

10

(e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN; therefore, the value of the index underlying the ETN must increase significantly in order for an investor in an ETN to receive at least the principal amount of the investment at maturity or upon redemption. A Fund's decision to sell ETN holdings may be limited by the availability of a secondary market.

Real Estate Investment Trusts (REITs). Certain of the Funds, particularly Global Multi-Alternatives Fund/VA, Conservative Balanced Fund/VA, Global Strategic Income Fund/VA and Main Street Small Cap Fund/VA, may invest in REITs. REITs are trusts that sell shares to investors and use the proceeds to invest in real estate. A REIT can focus on a particular project, such as a shopping center or apartment complex, or may buy many properties or properties located in a particular geographic region.

REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

To the extent that a REIT focuses on a particular project, sector of the real estate market or geographic region, its share price will be affected by economic and political events affecting that project, sector or geographic region. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. REIT prices also may drop because of the failure of borrowers to pay their loans, a dividend cut, a disruption to the real estate investment sales market, changes in federal or state taxation policies affecting REITs, and poor management.

Foreign Securities. The Equity Funds and the Fixed Income Funds may invest in foreign securities, and Global Fund/VA, Global Strategic Income Fund/VA and International Growth Fund/VA expect to have substantial investments in foreign securities. "Foreign securities" include equity and debt securities of issuers organized under the laws of countries other than the United States and debt securities issued or guaranteed by foreign governments or by supra-national entities, such as the World Bank, or by their agencies or instrumentalities. They may also include securities of companies (including those that are located in the U.S. or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a significant portion of their assets abroad. Securities denominated in foreign currencies issued by U.S. companies may also be considered to be "foreign securities." They may be traded on foreign securities exchanges or in the foreign over-the-counter markets. Global Strategic Income Fund/VA has no limitation on the amount of foreign securities in which it may invest but will not concentrate 25% or more of its total assets in the securities of any one foreign government.

Securities of foreign issuers that are represented by American Depositary Receipts, or similar depositary arrangements, or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for purposes of the Fund's investment allocations, because they are not subject to many of the special considerations and risks that apply to foreign securities held and traded abroad. Because the Funds may purchase securities denominated in foreign currencies, a change in the value of such foreign currency against the U.S. dollar will result in a change in the amount of income the Funds have available for distribution. Because a portion of the Funds' investment income may be received in foreign currencies, the Funds will be required to compute their income in U.S. dollars for distribution to shareholders, and therefore the Funds will absorb the cost of currency fluctuations. After the Funds have distributed income, subsequent foreign currency losses may result in the Funds' having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders. The Funds will hold foreign currency only in connection with the purchase or sale of foreign securities.

Investing in foreign securities offers potential benefits that are not available from investing only in the securities of U.S. issuers. Those benefits include the opportunity to invest in a wider range of issuers, in countries with economic policies or business cycles that differ from those in the U.S. and in markets that often do not move parallel to U.S. markets. Because of these features, foreign investments may reduce portfolio volatility.

The percentage of assets allocated to foreign securities may vary over time depending on a number of factors, including the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of foreign financial markets, the interest rate climate in particular foreign countries, and the relationship of foreign currencies to the U.S. dollar. The investment adviser may analyze fundamental economic criteria, including for example: relative inflation levels and trends, growth rate forecasts, natural resources, reliance on particular industries, balance of payments status, interest rates, market conditions, currency values, international trading patterns, trade barriers, diplomatic developments, social and political factors, and economic policies.

Sovereign Debt. Sovereign debt securities include fixed income securities issued or guaranteed by governments, their agencies and instrumentalities, and securities issued by supranational entities such as the World Bank or the European Union. Investment in

11

sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards international lenders or agencies and the political constraints to which a governmental entity may be subject. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and interest is not guaranteed by the U.S. government. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling or restructuring of such debt and to extend further loans to governmental entities. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiation, new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. There can be no assurance that foreign sovereign debt securities will not be subject to similar restructuring arrangements or to requests for new credit which may have adverse consequences for holders of such debt. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants. In the event of a default by a governmental entity, there may be limited or no effective legal remedies for collecting on such debt. A restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, a flight to quality debt instruments, disruptions in common trading markets or unions, reduced liquidity, increased volatility, and heightened financial sector, foreign securities and currency risk, among others.

Debt securities issued by certain "supra-national" entities include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the "World Bank"), the Asian Development Bank and the Inter-American Development Bank. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. The governmental members of those supra-national entities are "stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. There can be no assurance that the constituent governments will continue to be able or willing to honor their capitalization commitments.

The Fixed Income Funds can invest in U.S. dollar-denominated "Brady Bonds." These foreign debt obligations may be fixed-rate par bonds or floating-rate discount bonds. They are generally collateralized in full as to repayment of principal at maturity by U.S. Treasury zero-coupon obligations that have the same maturity as the Brady Bonds. Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity. Those uncollateralized amounts constitute what is called the "residual risk."

If there is a default on collateralized Brady Bonds resulting in acceleration of the payment obligations of the issuer, the zero-coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will those obligations be sold to distribute the proceeds. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds. The defaulted bonds will continue to remain outstanding, and the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Because of the residual risk of Brady Bonds and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, Brady Bonds are considered speculative investments.

Risks of Foreign Investing. Investments in foreign securities present risks and considerations not usually associated with investments in U.S. securities. Those may include:

■

a lack of public information about foreign issuers;

■

lower trading volume and less liquidity in foreign securities markets than in U.S. markets;

■

greater price volatility in foreign markets than in U.S. markets;

■

less government regulation of foreign issuers, exchanges and brokers than in the U.S.;

■

a lack of uniform accounting, auditing and financial reporting standards in foreign countries compared to those applicable to U.S. issuers;

■

fluctuations in the value of foreign investments due to changes in currency rates;

■

the expense of currency exchange transactions;

■

greater difficulties in pricing securities in foreign markets;

■

foreign government restrictions on investments by U.S. and other non-local entities;

■

higher brokerage commission rates than in the U.S.;

■

increased risks of delays in clearance and settlement of portfolio transactions;

12

■

unfavorable differences between the U.S. economy and some foreign economies;

■

greater difficulty in commencing and pursuing lawsuits or other legal remedies;

■

less regulation of foreign banks and securities depositories;

■

increased risks of loss of certificates for portfolio securities;

■

government restrictions on the repatriation of profits or capital or other currency control regulations;

■

the possibility in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and

■

the reduction of income by foreign taxes; and

■

potential for time-zone arbitrage.

Foreign securities are often denominated in currencies other than the U.S. dollar, which means that changes in the currency exchange rate will affect the value of those securities. Generally, when the U.S. dollar increases in value against a foreign currency, a security denominated in that currency is worth less in U.S. dollars and when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency is worth more in U.S. dollars. The Fund must compute its net asset value and its income in U.S. dollars and a change in the dollar value of a foreign currency will generally result in a change in the Fund's net asset value or its investment income that is available for distribution to shareholders. Foreign currency losses that occur after the Fund has distributed income may result in the Fund's having made a distribution that was larger than its investment income during a particular fiscal period. In that case, the additional amount distributed would be classified as a return of capital to shareholders.
In the past, government policies have discouraged investments in certain foreign countries through economic sanctions, trade restrictions, taxation or other government actions. It is possible that such policies could be implemented in the future.

Risks of Developing and Emerging Markets. Emerging and developing markets may offer special opportunities for investing but, in addition to being subject to all the risks of foreign investing, also have greater risks than more mature foreign markets. Emerging and developing market countries may be subject to greater political, social and economic instability; have high inflation rates; experience unfavorable diplomatic developments; have less liquid securities markets with greater price volatility; have additional delays in the settlement of securities transactions; impose exchange controls; be subject to trade barriers; impose differential taxes on foreign investors; have a higher possibility of confiscatory taxes or the expropriation of assets; impose restrictions on direct investments or investments in issuers in particular industries; and lack developed legal or regulatory systems. Investments in securities of issuers in developing or emerging market countries may be considered speculative. Additional information about certain risks associated with emerging and developing markets is provided below.

■

Less Developed Securities Markets. Developing or emerging market countries may have less well-developed securities markets and exchanges. Consequently they have lower trading volume than the securities markets of more developed countries. These markets may be unable to respond effectively to increases in trading volume. Therefore, prompt liquidation of substantial portfolio holdings may be difficult at times. As a result, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability.

■

Transaction Settlement. Settlement procedures in developing or emerging markets may differ from those of more established securities markets. Settlements may also be delayed by operational problems. Securities issued by developing countries and by issuers located in those countries may be subject to extended settlement periods. Delays in settlement could result in temporary periods during which some assets are uninvested and no return is earned on those assets. The inability to make intended purchases of securities due to settlement problems could cause missed investment opportunities. Losses could also be caused by an inability to dispose of portfolio securities due to settlement problems. As a result there could be subsequent declines in the value of the portfolio security, a decrease in the level of liquidity of the portfolio or, if there is a contract to sell the security, a possible liability to the purchaser.

■

Price Volatility. Securities prices in developing or emerging markets may be significantly more volatile than is the case in more developed nations of the world, which may lead to greater difficulties in pricing securities.

■

Less Developed Governments and Economies. Developing or emerging market countries may have less developed legal and accounting systems, and their governments may also be more unstable than the governments of more developed countries. For example, governments of some developing or emerging market countries have defaulted on their bonds and there is the risk of this happening in the future. These countries may also have less protection of property rights than more developed countries. Developing or emerging market countries also may be subject to social, political or economic instability, and have greater potential for pervasiveness of corruption and crime, armed conflict, the adverse economic impact of civil war and religious or ethnic unrest. In addition, the economies of developing or emerging market countries may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Further, the value of the currency of a developing or emerging market country may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may also be subject to greater potential difficulties in enforcing contractual obligations.

■

Government Restrictions . In certain developing or emerging market countries, government approval may be required for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. Also, a government might impose temporary restrictions on remitting capital abroad if the country's balance of payments deteriorates, or it might do so for other reasons. If government approval were delayed or refused, income or capital gains may not be able to be transmitted to the United States. Other government restrictions may include confiscatory taxation, expropriation or nationalization of company assets, restrictions on foreign ownership of local companies, managed adjustments in relative currency values and other protectionist measures, and practices such as share blocking. Share blocking is the practice in certain foreign markets where

13

voting rights related to an issuer's securities are predicated on those securities being blocked from trading at the custodian or sub-custodian level for a period of time around a shareholder meeting. Such restrictions have the effect of prohibiting the purchase and sale of certain voting securities within a specified number of days before, and in certain instances, after a shareholder meeting. The share blocking period can last up to several weeks, typically terminating on a date established at the discretion of the issuer. Share blocking may prevent the Fund from buying or selling securities for a period of time. When shares are blocked, trades in such securities will not settle. Having a blocking restriction lifted can be difficult and onerous, with the particular requirements varying widely by country. In some countries, the block cannot be removed for the duration of time it is effective. Additionally, the imposition of restrictions on investments by foreign entities might result in less attractive investment opportunities or require the sale of existing investments. Investments in developing or emerging market countries may also be subject to greater risks relating to the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country.

■

Privatization Programs. The governments in some developing or emerging market countries have been engaged in programs to sell all or part of their interests in government-owned or controlled enterprises. Privatization programs may offer opportunities for significant capital appreciation, in the appropriate circumstances. However, in certain developing countries, the ability of foreign entities to participate in privatization programs may be limited by local law. Additionally, the terms on which a foreign entity might be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that privatization programs will be successful.

Eurozone Investment Risks. The European Union (EU) is an economic and political union of most western European countries and a growing number of eastern European countries, each known as a member state. One of the key mandates of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency and a common trade policy. In order to pursue this goal, member states established the Economic and Monetary Union (EMU), which sets out different stages and commitments that member states need to follow to achieve greater economic and monetary policy coordination, including the adoption of a single currency, the euro. Many member states have adopted the euro as their currency and, as a result, are subject to the monetary policies of the European Central Bank (ECB).

The global economic crisis that began in 2008 has caused severe financial difficulties for many EU countries, pushing some EU countries to the brink of insolvency and causing others to experience recession, large public debt, restructuring of government debt, credit rating downgrades and an overall weakening of banking and financial sectors. Recovery from the crisis has been challenged by high unemployment and budget deficits as well as by weaknesses in sovereign debt issued by Greece, Spain, Portugal, the Republic of Ireland, Italy and other EU countries. The sovereign debt of several of these countries was downgraded in 2012 and many remain subject to further downgrades, which may have a negative effect on European and non-European banks that have significant exposure to sovereign debt. Since 2010, several countries, including Greece, Italy, Spain, the Republic of Ireland and Portugal, agreed to multi-year bailout loans from the ECB, the International Monetary Fund, and other institutions. To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms. In the wake of the crisis, EU countries will need to make economic and political decisions in order to restore economies to sustainable growth. While a number of initiatives have been instituted to strengthen regulation and supervision of financial markets in the EU, greater regulation is expected but the exact nature and effect of this regulation is still unknown.

Some EU countries may continue to be dependent on assistance from the ECB, the International Monetary Fund, or other governments and institutions. Such assistance could depend on a country's implementation of reforms or attainment of a certain level of performance. Failure by one or more EU countries to reach those objectives or an insufficient level of assistance could result in a deeper or prolonged economic downturn, which could have a significant adverse effect on the value of investments in European countries. By adopting the euro, a member country relinquishes control of its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary controls implemented by the EMU and may be limited to some degree from implementing their own economic policies. The euro may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally.

Additionally, it is possible that EMU member countries could voluntarily abandon the euro or involuntarily be forced out of the euro, including by way of a partial or complete dissolution of the monetary union. The effects of such outcomes on the rest of the Eurozone and global markets as a whole are unpredictable, but are likely to be negative, including adversely impacted market values of Eurozone and various other securities and currencies, redenomination of certain securities into less valuable local currencies, and more volatile and illiquid markets. Under such circumstances, investments denominated in euros or replacement currencies may be difficult to value, the ability to operate an investment strategy in connection with euro-denominated securities may be significantly impaired and the value of euro-denominated investments may decline significantly and unpredictably.

Publicly Traded Partnerships; Master Limited Partnerships. Certain of the Funds, particularly Global Multi-Alternatives Fund/ VA, Conservative Balanced Fund/VA, Equity Income Fund/VA, Main Street Fund/VA, Main Street Small Cap Fund/VA, and Global Strategic Income Fund/VA, may invest in publicly traded limited partnerships such as master limited partnerships ("MLPs"). MLPs issue units that are registered with the Securities and Exchange Commission (the "SEC") and are freely tradable on a securities exchange or in the over-the-counter market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The general partner and partners are jointly and severally responsible for the liabilities of the MLP. A Fund invests as a limited partner, and normally would not be liable for the debts of an MLP beyond the amounts the Fund has contributed but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. This right of an MLP's creditors would continue even after the Fund had sold its investment in the partnership. MLPs

14

typically invest in real estate, oil and gas and equipment leasing assets, but they also finance entertainment, research and development, and other projects.

MLP Equity Securities. Equity securities issued by MLPs currently consist of common units, subordinated units and preferred units, as described more fully below.

MLP Common Units. The common units of many MLPs are listed and traded on U.S. securities exchanges, including the New York Stock Exchange, Inc. ("NYSE'') and the Nasdaq National Market System ("Nasdaq''). MLP common units can be purchased through open market transactions and underwritten offerings, but may also be acquired through direct placements and privately negotiated transactions. Holders of MLP common units typically have very limited control and voting rights. Holders of such common units are typically entitled to receive the minimum quarterly distribution ("MQD"), including arrearage rights, from the issuer. Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unit holders. In addition, incentive distributions are typically not paid to the general partner or managing member unless the quarterly distributions on the common units exceed specified threshold levels above the MQD. In the event of liquidation, common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. MLPs also issue different classes of common units that may have different voting, trading, and distribution rights.

MLP Subordinated Units. Subordinated units, which, like common units, represent limited partner or member interests, are not typically listed or traded on an exchange. Outstanding subordinated units may be purchased through negotiated transactions directly with holders of such units or newly issued subordinated units may be purchased directly from the issuer. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner or managing member. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. MLPs also issue different classes of subordinated units that may have different voting, trading, and distribution rights.

MLP Convertible Subordinated Units. MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLPs, and institutional investors. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unitholders. Subordinated units may be purchased in direct placements from such persons or other persons that may hold such units. MLP convertible subordinated units generally are not entitled to distributions until holders of common units have received specified MQD, plus any arrearages, and may receive less than common unitholders in distributions upon liquidation. Convertible subordinated unitholders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, MLP convertible subordinated units generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. Although the means by which convertible subordinated units convert into senior common units depend on a security's specific terms, MLP convertible subordinated units typically are exchanged for common shares. These units do not trade on a national exchange or OTC, and there is no active market for convertible subordinated units. The value of a convertible subordinated unit is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights as do MLP common units. Distributions may be paid in cash or in-kind.

MLP Preferred Units. MLP preferred units are not typically listed or traded on an exchange. MLP preferred units can be purchased through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.

MLP General Partner or Managing Member Interests. The general partner or managing member interest in MLPs is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder's investment in the general partner or managing member. General partner or managing member interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests can be privately held or owned by publicly traded entities. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights ("IDRs''), which provide them with an increasing share of the entity's aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Due to the IDRs, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP's quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.

MLP Debt Securities . Debt securities issued by MLPs may include those rated below investment grade or that are unrated but judged to be below investment grade by the investment adviser at the time of purchase. A debt security of an MLP will be considered to be investment grade if it is rated as such by one of the rating organizations or, if unrated, are judged to be investment

15

grade by the investment adviser at the time of purchase. Investments in such securities may not offer the tax characteristics of equity securities of MLPs.

I-Shares. I-Shares represent an indirect ownership interest in an MLP and are issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect interest in an MLP limited partnership interest. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares themselves have limited voting rights and are similar in that respect to MLP common units. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE. Issuers of MLP I-Shares are treated as corporations and not partnerships for tax purposes. MLP affiliates also include publicly traded limited liability companies that own, directly or indirectly, general partner interests of MLPs.

Risks of Investing in MLPs. Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of units of MLPs have more limited control rights and limited rights to vote on matters affecting the MLP as compared to holders of stock of a corporation. For example, unit holders may not elect the general partner or the directors of the general partner and they have limited ability to remove an MLP's general partner. MLPs are controlled by their general partners, which may be subject to conflicts of interest. General partners typically have limited fiduciary duties to an MLP, which could allow a general partner to favor its own interests over the MLP's interests. General partners of MLPs often have limited call rights that may require unit holders to sell their common units at an undesirable time or price. MLPs may also issue additional common units without unit holder approval, which would dilute the interests of existing unit holders, including the Fund's ownership interest.

Neither the Fund nor its investment manager has control over the actions of underlying MLPs, particularly as to whether the MLPs can make distributions to its partners and on the tax character of those distributions. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs' level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors.

MLP common units, like other equity securities, can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer's financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Tax Risk of Master Limited Partnerships. MLPs do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership's income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income plus any applicable state and local taxes. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund's investment.

The tax benefit the Fund is expected to derive from its investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP's underlying asset mix, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate (currently at a maximum rate of 35%). If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and part or all of the distributions the Fund receives might be taxed entirely as dividend income. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Fund's investment in the MLP and would reduce the amount of cash available to pay or distribute to the Fund. As discussed below, a Fund may also invest in MLPs that qualify as publicly traded partnerships treated as corporations for U.S. tax purposes.

The tax treatment of publicly traded partnerships could be subject to potential legislative, judicial or administrative changes and differing interpretations, possibly on a retroactive basis. For example, members of Congress are considering substantive changes to the existing federal income tax laws that affect certain publicly traded partnerships. Any modification to the federal income tax laws and interpretations thereof may or may not be applied retroactively. Specifically, federal income tax legislation has been proposed that would eliminate partnership tax treatment for certain publicly traded partnerships and re characterize certain types of income received from partnerships. Any such changes could negatively impact the value of an investment in MLPs and therefore the value of the Fund. In addition, federal tax incentives are widely used by oil, gas and coal companies. If those incentives were eliminated, or if new fees were imposed on certain energy producers, MLPs and other natural resources sector companies in which a Fund invests, and/or the natural resources sector generally, could be adversely affected.

A Fund will be a limited partner in the MLPs in which it invests. As a result, it will be allocated a pro rata share of income, gains, losses, deductions and expenses from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. The percentage of an MLP's income and gains which is offset by tax deductions and losses will fluctuate over time for various reasons. A significant slowdown in acquisition activity by MLPs held in a Fund's portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current income tax liability to the Fund.

16

A Fund currently may also invest in MLPs that may qualify to be taxed as corporations for United States federal tax purposes and that make distributions in additional shares rather than cash. Because these distributions of additional shares will be made proportionately to all owners of shares, the receipt of these additional shares will not be included in the gross income of an owner of shares for United States federal income tax purposes. When the Fund as an owner of the shares of such an MLP receives additional shares, it will be required to allocate its tax basis in its shares of the MLP equally between shares that the Fund already owns and the new additional shares received. Gain or loss recognized by the Fund as an owner of shares, on the sale or other disposition of a share will generally be taxable as capital gain or loss. As a regulated investment company, the Funds are required to derive at least 90% of its gross income for every taxable year from qualifying income. As an owner of shares of such an MLP, a Fund will not report on its United States federal income tax return any of such an MLP's items of income, gain, loss and deduction. Thus, ownership of shares by a Fund will not result in income which is not qualifying income to the fund that elects to qualify as a regulated investment company for federal tax purposes. Furthermore, any gain from the sale or other disposition of the shares of an MLP that a Fund owns, and the associated purchase rights, will qualify for purposes of that 90% test. Finally, shares, and the associated purchase rights, will constitute qualifying assets to mutual funds which also must own at least 50% qualifying assets at the end of each quarter.

Energy Infrastructure Industry MLPs. Certain of the Funds, particularly Global Multi-Alternatives Fund/VA, may invest in MLPs which are engaged in the: (i) gathering, transporting, processing, treating, terminalling, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal, (ii) the acquisition, exploitation and development of crude oil, natural gas and natural gas liquids, (iii) processing, treating, and refining of natural gas liquids and crude oil, and (iv) owning, managing and transporting alternative energy infrastructure assets, including alternative fuels such as ethanol, hydrogen and biodiesel. These MLPs are subject to many of the risks associated with investments in the energy infrastructure companies, including the following:

■

Commodity Risks. The return on an investment in an MLP will depend on the margins received by MLPs and energy infrastructure companies. These margins may fluctuate widely in response to a variety of factors including global and domestic economic conditions, weather conditions, natural disasters, the supply and price of imported energy commodities, the production and storage levels of energy, political instability, terrorist activities, transportation facilities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices also may make it more difficult for MLPs and energy infrastructure companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

■

Supply and Demand Risks. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a reduction in the volume of such commodities available for transportation, mining, processing, storage or distribution, or a sustained decline in demand for such commodities, may adversely affect the financial performance or prospects of MLPs and energy infrastructure companies. MLPs and energy infrastructure companies are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, growing interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

■

Operational Risks. MLPs and energy infrastructure companies are subject to various operational risks, such as disruption of operations, inability to timely and effectively integrate newly acquired assets, unanticipated expenses, lack of proper asset integrity, underestimated cost projections, inability to renew or increased costs of rights of way, failure to obtain the necessary permits to operate and failure of third-party contractors to perform their contractual obligations. Thus, some MLPs and energy infrastructure companies may be subject to construction risk, acquisition risk or other risks arising from their specific business strategies.

■

Acquisition Risks. The ability of MLPs and energy infrastructure companies to grow and, where applicable, to increase dividends or distributions to their equity holders can be highly dependent on their ability to make acquisitions of energy businesses that result in an increase in free cash flow. In the event that such companies are unable to make such acquisitions, their future growth and ability to make or raise dividends or distributions will be limited and their ability to repay their debt and make payments to preferred equity holders may be weakened. Furthermore, even if these companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in free cash flow.

■

Regulatory Risks. MLPs and energy infrastructure companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. More extensive laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs and energy infrastructure companies.

■

Rising Interest Rate Risks. The values of debt and equity securities of MLPs and energy infrastructure companies held by a Fund are susceptible to decline when interest rates rise. Rising interest rates could adversely impact the financial performance of these companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner.

■

Terrorism Risks. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the economy and the securities markets. Events in the Middle East could have significant adverse effects on the U.S. economy and the stock market. Uncertainty surrounding military strikes or actions or a sustained military campaign may affect an MLP's or energy infrastructure company's operations in unpredictable ways, including disruptions of fuel supplies and markets, and transmission

17

and distribution facilities could be direct targets, or indirect casualties, of an act of terror. The U.S. government has issued warnings that energy assets, specifically the United States' pipeline infrastructure, may be the future target of terrorist organizations. In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.

■

Weather Risks. Extreme weather patterns or environmental hazards, such as the BP oil spill in 2010, could result in significant volatility in the supply of energy and power and could adversely impact the value of the debt and equity securities of the MLPs and energy infrastructure industry in which a Fund may invest. This volatility may create fluctuations in commodity prices and earnings of MLPs and energy infrastructure companies.

■

Catastrophe Risk. The operations of MLPs and energy infrastructure companies are subject to many hazards, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all MLPs and energy infrastructure companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect an MLP's or energy infrastructure company's operations and financial condition and the securities issued by the company.

■

Competition Risk. The MLPs and energy infrastructure companies may face substantial competition in acquiring assets, expanding or constructing assets and facilities, obtaining and retaining customers and contracts, securing trained personnel and operating their assets. Many of their competitors, including major oil companies, independent exploration and production companies, MLPs and other diversified energy companies, will have superior financial and other resources.

■

Depletion and Exploration Risk. Energy reserves naturally deplete as they are produced over time. Many energy companies are either engaged in the production of natural gas, natural gas liquids, crude oil, or coal, or are engaged in transporting, storing, distributing and processing these items or their derivatives on behalf of shippers. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources or, through acquisitions. The financial performance of MLPs and energy infrastructure companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the depleted reserves. If an MLP or energy infrastructure company fails to add reserves by acquiring or developing them, its reserves and production will decline over time as the reserves are produced. If an MLP or energy infrastructure company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.

■

Financing Risk. Some MLPs and energy infrastructure companies may rely on capital markets to raise money to pay their existing obligations. Their ability to access the capital markets on attractive terms or at all may be affected by any of the risk factors associated with MLPs and energy infrastructure companies described above, by general economic and market conditions or by other factors. This may in turn affect their ability to satisfy their obligations to us. In addition, certain MLPs and energy infrastructure companies are dependent on their parents or sponsors for a majority of their revenues.

Greenfield Projects. Greenfield projects are energy-related projects built by private joint ventures formed by energy infrastructure companies. Greenfield projects may include the creation of a new pipeline, processing plant or storage facility or other energy infrastructure asset that is integrated with the company's existing assets. Greenfield projects involve less investment risk than typical private equity financing arrangements. The primary risk involved with greenfield projects is execution risk or construction risk. Changing project requirements, elevated costs for labor and materials, and unexpected construction hurdles all can increase construction costs. Financing risk exists should changes in construction costs or financial markets occur. Regulatory risk exists should changes in regulation occur during construction or the necessary permits are not secured prior to beginning construction.

MLP Affiliates. The Funds, particularly Global Multi-Alternatives Fund/VA, may invest in the equity and debt securities issued by affiliates of MLPs, including the general partners or managing members of MLPs and companies that own MLP general partner interests and are energy infrastructure companies. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. A Fund may purchase such other MLP equity securities through market transactions, but may also do so through direct placements.

Portfolio Turnover. "Portfolio turnover" describes the rate at which a Fund traded its portfolio securities during its last fiscal year. For example, if the Fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. The portfolio turnover rate will fluctuate from year to year.

Increased portfolio turnover creates higher brokerage and transaction costs for a Fund, which could reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable capital gains to shareholders, since a Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

The change in the portfolio turnover rate for Conservative Balanced Fund/VA and Equity Income Fund/VA over the two most recently completed fiscal years is due to a change in each Fund's portfolio management team that occurred in 2013. The change in Global Multi-Alternatives Fund/VA's portfolio turnover rate over the two most recently completed fiscal years is due to an ongoing transition in the Fund's portfolio toward a more diversified risk profile.

18

The following investment policies and instruments apply specifically to Money Fund/VA:

Portfolio Quality, Maturity, Diversification, and Liquidity. Under Rule 2a-7 of the Investment Company Act of 1940, as amended (the "Investment Company Act") Money Fund/VA uses the amortized cost method to value its portfolio securities to determine Money Fund/VA's net asset value per share. Rule 2a-7 places restrictions on a money market fund's investments. Under that Rule, Money Fund/VA may purchase only those securities that the Sub-Adviser, under Board-approved procedures, has determined have minimal credit risks and are "Eligible Securities." The rating restrictions described in Money Fund/VA's Prospectus and this SAI do not apply to banks in which Money Fund/VA's cash is kept.

An "Eligible Security" is one that has a remaining maturity of 397 calendar days or less and has been rated in one of the two highest short-term rating categories by any two "nationally recognized statistical rating organizations." That term is defined in Rule 2a-7 and they are referred to as "Rating Organizations" in this SAI. If only one Rating Organization has rated that security, it must have been rated in one of the two highest rating categories by that Rating Organization. An unrated security that is judged by the Sub-Adviser, subject to review by Money Fund/VA's Board, to be of comparable quality to Eligible Securities rated by Rating Organizations may also be an "Eligible Security."

Rule 2a-7 permits Money Fund/VA to purchase any number of "First Tier Securities." These are Eligible Securities that have been rated in the highest rating category for short-term debt obligations by at least two Rating Organizations. If only one Rating Organization has rated a particular security, it must have been rated in the highest rating category by that Rating Organization. Comparable unrated securities may also be First Tier Securities.

Under Rule 2a-7, Money Fund/VA may invest only up to 3% of its total assets in "Second Tier Securities." Those are Eligible Securities that are not "First Tier Securities." In addition, Money Fund/VA may not invest more than:

■

5% of its total assets in the securities of any one issuer (other than the U.S. government, its agencies or instrumentalities); provided, however, that Money Fund/VA may invest up to 25% of its total assets in the First Tier Securities of a single issuer for a period of up to three business days after the acquisition thereof; provided, further, that Money Fund/VA may not invest in the securities of more than one issuer in accordance with the foregoing proviso at any time; or

■

One half of 1% of its total assets in Second Tier Securities of any one issuer.

Under Rule 2a-7, Money Fund/VA must maintain a dollar-weighted average portfolio maturity of not more than 60 days, and the maturity of any single portfolio investment may not exceed 397 days. In addition, Money Fund/VA may not acquire a Second-Tier Security with remaining maturity greater than 45 days. The Board regularly reviews reports from the Sub-Adviser to show the Sub-Adviser's compliance with Money Fund/VA's procedures and with the Rule.

If a security's credit rating is downgraded, the Sub-Adviser and/or the Board may have to reassess the security's credit risk. If a security has ceased to be a First Tier Security, the Sub-Adviser will promptly reassess whether the security continues to present minimal credit risk. If the Sub-Adviser becomes aware that any Rating Organization has downgraded its rating of a Second Tier Security or rated an unrated security below its second highest rating category, Money Fund/VA's Board shall promptly reassess whether the security presents minimal credit risk and whether it is in the best interests of Money Fund/VA to dispose of it.

If Money Fund/VA disposes of the security within five days of the Sub-Adviser learning of the downgrade, the Sub-Adviser will provide the Board with subsequent notice of such downgrade. If a security is in default, or ceases to be an Eligible Security, or is determined no longer to present minimal credit risks, the Board must determine whether it would be in the best interests of Money Fund/VA to dispose of the security.

The Rating Organizations must be designated as nationally recognized statistical rating organizations by the Securities and Exchange Commission ("SEC"). Appendix B to this SAI contains descriptions of the rating categories of certain of those Rating Organizations. Ratings at the time of purchase will determine whether securities may be acquired under the restrictions described above.

Money Fund/VA will seek to maintain at least 10% of its assets measured on a daily basis, and 30% of its total assets measured on a weekly basis, in cash or securities that can be sold and settled for cash within either one business day or five business days, respectively.

Time Deposits and Other Bank Obligations. The types of "banks" whose securities Money Fund/VA may buy include commercial banks, savings banks, and savings and loan associations, which may or may not be members of the Federal Deposit Insurance Corporation. Money Fund/VA may also buy securities of "foreign banks" that are payable in U.S. dollars and are:

■

foreign branches of U.S. banks (which may be issuers of "Eurodollar" money market instruments),

■

U.S. branches and agencies of foreign banks (which may be issuers of "Yankee dollar" instruments), or

■

foreign branches of foreign banks.

Money Fund/VA may invest in fixed time deposits. These are non-negotiable deposits in a bank for a specified period of time at a stated interest rate. They may or may not be subject to withdrawal penalties. However, Money Fund/VA's investments in time deposits that are subject to penalties (other than time deposits maturing in less than seven days) are subject to Money Fund/VA's investment limitation for investing in illiquid securities, set forth in "Illiquid and Restricted Securities" in Money Fund/VA's Prospectus and this SAI.

Investment in "foreign banks" as defined above may involve different risks from the risks of investing in obligations of U.S. banks. Such risks include adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange

19

controls or other foreign governmental laws or restrictions which might adversely affect the payment of principal and interest. Generally, the issuers of such obligations are subject to fewer U.S. regulatory requirements than are applicable to U.S. banks. Additionally, not all of the U.S. and state banking laws and regulations that apply to domestic banks and that are designed to protect depositors and investors apply to foreign branches of domestic banks. None of those U.S. and state regulations apply to foreign banks. Foreign branches or subsidiaries of U.S. banks and foreign banks may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks are subject to the reserve requirements of the state in which they are located. There may be less publicly available information about a U.S. branch or subsidiary of a foreign bank or a foreign bank than about a U.S. bank, and such branches or subsidiaries or banks may not be subject to the same accounting, auditing and financial record keeping standards and requirements as U.S. banks. Evidence of ownership of obligations of foreign branches or subsidiaries of U.S. banks or of foreign banks may be held outside of the United States and Money Fund/VA may be subject to the risks associated with the holding of such property overseas. Any such obligations of Money Fund/VA held overseas will be held by foreign branches of the custodian for Money Fund/VA's portfolio securities or by other U.S. or foreign banks under subcustodian arrangements complying with the requirements of the Investment Company Act.

U.S. Government Securities. U.S. government securities are obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. They include Treasury Bills (which mature within one year of the date they are issued) and Treasury Notes and Bonds (which are issued with longer maturities). All Treasury securities are backed by the full faith and credit of the United States.

U.S. government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, the Tennessee Valley Authority and the District of Columbia Armory Board.

Securities issued or guaranteed by U.S. government agencies and instrumentalities are not always backed by the full faith and credit of the United States. Some, such as securities issued by the Federal National Mortgage Association ("Fannie Mae"), are backed by the right of the agency or instrumentality to borrow from the U.S. Treasury. Others, such as securities issued by the Federal Home Loan Mortgage Corporation ("Freddie Mac"), are supported only by the credit of the instrumentality and not by the Treasury. If the securities are not backed by the full faith and credit of the United States, the purchaser must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment.

Among the U.S. government securities that may be purchased by Money Fund/VA are "mortgage-backed securities" of Fannie Mae, Government National Mortgage Association ("Ginnie Mae") and Freddie Mac. Timely payment of principal and interest on Ginnie Mae pass-through securities are guaranteed by the full faith and credit of the United States. These mortgage-backed securities include "pass-through" securities and "participation certificates." Both types of securities are similar, in that they represent pools of mortgages that are assembled by a vendor who sells interests in the pool. Payments of principal and interest by individual mortgagors are "passed through" to the holders of the interests in the pool. Another type of mortgage-backed security is the "collateralized mortgage obligation." It is similar to a conventional bond and is secured by groups of individual mortgages.

Floating Rate/Variable Rate Obligations. Money Fund/VA may invest in instruments with floating or variable interest rates. The interest rate on a floating rate obligation is based on a stated prevailing market rate, such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, the 3-month London Interbank Offered Rate ("LIBOR"), the federal funds rate, or some other standard. The rate on the investment is adjusted automatically each time the market rate is adjusted. The interest rate on a variable rate obligation is also based on a stated prevailing market rate but is adjusted automatically at a specified interval of not less than one year. Some variable rate or floating rate obligations in which Money Fund/VA may invest have a demand feature entitling the holder to demand payment of an amount approximately equal to the amortized cost of the instrument or the principal amount of the instrument plus accrued interest at any time, or at specified intervals not exceeding 397 days. These notes may or may not be backed by bank letters of credit.

Variable rate demand notes may include master demand notes, which are obligations that permit Money Fund/VA to invest fluctuating amounts in a note. The amount may change daily without penalty, pursuant to direct arrangements between Money Fund/VA, as the note purchaser, and the issuer of the note. The interest rates on these notes fluctuate from time to time. The issuer of this type of obligation normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the obligation plus accrued interest. The issuer must give a specified number of days' notice to the holders of those obligations. Generally, the changes in the interest rate on those securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations having the same maturity.

Because these types of obligations are direct lending arrangements between the note purchaser and issuer of the note, these instruments generally will not be traded. Generally, there is no established secondary market for these types of obligations, although they are redeemable from the issuer at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, Money Fund/VA's right to redeem them is dependent on the ability of the note issuer to pay principal and interest on demand. These types of obligations usually are not rated by credit rating agencies. Money Fund/VA may invest in obligations that are not rated only if the Sub-Adviser determines at the time of investment that the obligations are of comparable quality to the other obligations in which Money Fund/VA may invest. The Sub-Adviser, on behalf of Money Fund/VA,

20

will monitor the creditworthiness of the issuers of the floating and variable rate obligations in Money Fund/VA's portfolio on an ongoing basis.

Insured Bank Obligations. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of banks and savings and loan associations up to $250,000 per investor. Within the limits set forth in Money Fund/VA's Prospectus, Money Fund/VA may purchase bank obligations that are fully insured as to principal by the FDIC. To remain fully insured as to principal, these investments must currently be limited to $250,000 per bank. If the principal amount and accrued interest together exceed $250,000, then the accrued interest in excess of that $250,000 will not be insured.

Bank Loan Participation Agreements. Money Fund/VA may invest in bank loan participation agreements, subject to the investment limitation set forth in Money Fund/VA's Prospectus as to investments in illiquid securities. Participation agreements provide an undivided interest in a loan made by the bank issuing the participation interest in the proportion that the buyer's investment bears to the total principal amount of the loan. Under this type of arrangement, the issuing bank may have no obligation to the buyer other than to pay principal and interest on the loan if and when received by the bank. Thus, Money Fund/VA must look to the creditworthiness of the borrower, which is obligated to make payments of principal and interest on the loan. If the borrower fails to pay scheduled principal or interest payments, Money Fund/VA may experience a reduction in income.

Global Strategic Income Fund/VA and Global Multi-Alternatives Fund/VA can also engage in any of the following techniques and strategies (and Conservative Balanced Fund/VA can also engage in the following techniques and strategies with respect to Senior Loans):

"Structured" Investments. "Structured" investments are financial instruments and contractual obligations designed to provide a specific risk-reward profile. A structured instrument is generally a hybrid security (often referred to as "hybrids") that combines characteristics of two or more different financial instruments. The terms of these investments may be contractually "structured" by the purchaser and the issuer (which is typically associated with an investment banking firm) of the instrument. Structured investments may have certain features of equity and debt securities, but may also have additional features. The key characteristics of structured investments are:

■

They change the risk or return on an underlying investment asset (such as a bond, money market instrument, loan or equity security).

■

They may replicate the risk or return of an underlying investment asset.

■

They typically involve the combination of an investment asset and a derivative.

■

The derivative is an integral part of the structure, not just a temporary hedging tool.

The returns on these investments may be linked to the value of an index (such as a currency or securities index) or a basket of instruments (a portfolio of assets, such as, high yield bonds, emerging market bonds, equities from a specific industry sector, a broad-based equity index or commodities), an individual stock, bond or other security, an interest rate, or a commodity. Some of the types of structured investments are:

■

Equity-linked notes

■

Index-linked notes

■

Inflation-linked notes

■

Commodity-linked notes

■

Credit-linked notes

■

Currency-linked notes

The values of structured investments will normally rise or fall in response to the changes in the performance of the underlying index, security, interest rate or commodity. Certain structured investments may offer full or partial principal protection, or may pay a variable amount at maturity, or may pay a coupon linked to a specific security or index while leaving the principal at risk. These investments may be used to seek to realize gain or limit exposure to price fluctuations and help control risk.

Depending on the terms of the particular instrument, structured investments may be subject to equity market risk, commodity market risk, currency market risk or interest rate risk. Structured notes are subject to credit risk with respect to the issuer of the instrument (referred to as "counter-party" risk) and, for structured debt investments, might also be subject to credit risk with respect to the issuer of the underlying investment. For notes that do not include principal protection (a form of insurance), a main risk is the possible loss of principal. There is a legal risk involved with holding complex instruments, where regulatory or tax considerations may change during the term of a note. Some structured investments may create leverage, which involves additional risks.

If the underlying investment or index does not perform as anticipated, the investment might not result in a gain or may cause a loss. The price of structured investments may be very volatile and they may have a limited trading market, making it difficult for the Fund to value them or sell them at an acceptable price. Usually structured investments are considered illiquid investments for purposes of limits on those investments.

Commodity-Linked Notes. A commodity-linked note is a derivative instrument that has characteristics of both a debt security and a commodity-linked derivative. It typically makes interest payments like a debt security and at maturity the principal payment is linked to the price movement of an underlying commodity-related variable that may be: a physical commodity (such as heating oil, livestock, or agricultural products), a commodity future or option contract, a commodity index, or some other readily

21

measurable variable that reflects changes in the value of particular commodities or the commodities markets. Commodity-linked notes are negotiated with the issuer to obtain specific terms and features that are tailored to particular investment needs.

Qualifying Hybrid Instruments. "Qualifying hybrid instruments" are commodity-linked notes that are excluded from regulation under the Commodity Exchange Act and the rules thereunder.

Investment in Wholly-Owned Subsidiary. Global Strategic Income Fund/VA and Global Multi-Alternatives Fund/VA each may invest up to 25% of its total assets in a wholly-owned and controlled subsidiary (the "Subsidiary"). Each Fund's Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds related to gold or other special minerals ("Gold ETFs"). The Subsidiary may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions.

Since each Fund may invest a substantial portion of its assets in the relevant Subsidiary, which may hold certain of the investments described in the Fund's prospectus and this Statement of Additional Information, each Fund may be considered to be investing indirectly in those investments through its relevant Subsidiary. Therefore, references in the Funds' Prospectus and in this Statement of Additional Information to investments by the Fund also may be deemed to include the Fund's indirect investments through the relevant Subsidiary.

Neither Subsidiary is registered under the Investment Company Act of 1940 (the "Investment Company Act") and is therefore not subject to its investor protections, except as noted in each Fund's Prospectus or this Statement of Additional Information. Each Fund, as the sole shareholder of the relevant Subsidiary, does not have all of the protections offered by the Investment Company Act. However, each Subsidiary is wholly-owned and controlled by its respective Fund and managed by the Manager and the Sub-Adviser. Therefore, the Fund's ownership and control of the relevant Subsidiary make it unlikely that the Subsidiary would take action contrary to the interests of the relevant Fund or its shareholders. Each Fund's Board has oversight responsibility for the investment activities of the relevant Fund, including its expected investment in the relevant Subsidiary, and each Fund's role as the sole shareholder of its Subsidiary. Also, in managing the relevant Subsidiary's portfolio, the Manager and Sub-Adviser are subject to the same investment policies and restrictions that apply to the management of the relevant Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary's portfolio investments and shares of the Subsidiary.

Changes in the laws of the United States (where each Fund is organized) and/or the Cayman Islands (where each Subsidiary is organized), could prevent a Fund and/or its Subsidiary from operating as described in the Fund's Prospectus and this Statement of Additional Information and could negatively affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on the Subsidiary, including income and capital gains tax, among others. If Cayman Islands laws were changed to require a Subsidiary to pay Cayman Islands taxes, the investment returns of a Fund would likely decrease.

For information about the tax treatment of the Subsidiary and its investments, please refer to "Distributions and Taxes."

Risks of Investments in Mining Securities, Metal Investments and Gold ETFs. The Prospectuses of Global Strategic Income Fund/VA and Global Multi-Alternatives Fund/VA describe whether and to what extent the Fund may invest in Mining Securities, Metal Investments and/or Gold ETFs.

Investments in Mining Securities, Metal Investments and Gold ETFs involve additional risks and considerations not typically associated with other types of investments: (1) the risk of substantial price fluctuations of gold and precious metals; (2) the concentration of gold supply is mainly in five territories (South Africa, Australia, the Commonwealth of Independent States (the former Soviet Union), Canada and the United States), and the prevailing economic and political conditions of these countries may have a direct effect on the production and marketing of gold and sales of central bank gold holdings; (3) unpredictable international monetary policies, economic and political conditions; (4) possible U.S. governmental regulation of Metal Investments, as well as foreign regulation of such investments; and (5) possible adverse tax consequences for the Fund in making Metal Investments, if it fails to qualify as a "regulated investment company" under the Internal Revenue Code. An adverse change with respect to any of these risk factors could have a significant negative effect on each Fund's net asset value per share. These risks are discussed in greater detail below.

■

Risk of Price Fluctuations. The prices of precious and strategic metals are affected by various factors such as economic conditions, political events, governmental monetary and regulatory policies and market events. The prices of Mining Securities, Metal Investments and Gold ETFs held by the Fund may fluctuate sharply, which will affect the value of the Fund's shares.

■

Concentration of Source of Gold Supply and Control of Gold Sales. Currently, the five largest producers of gold are the Republic of South Africa, Australia, the Commonwealth of Independent States (which includes Russia and certain other countries that were part of the former Soviet Union), Canada and the United States. Economic and political conditions in those countries may have a direct effect on the production and marketing of gold and on sales of central bank gold holdings. In South Africa, the activities of companies engaged in gold mining are subject to the policies adopted by the Ministry of Mines. The Reserve Bank of South Africa, as the sole authorized sales agent for South African gold, has an influence on the price and timing of sales of South African gold. Political and social conditions in South Africa are still somewhat unsettled and may pose certain risks to the Fund (in addition to the risks described under the caption "Foreign Securities"), because the Fund may hold a portion of its assets in securities of South African issuers.

■

Unpredictable International Monetary Policies, Economic and Political Conditions. There is the possibility that unusual international monetary or political conditions may make the Fund's portfolio assets less liquid, or that the value of the Fund's assets might be more volatile, than would be the case with other investments. In particular, the price of gold is affected by its

22

direct and indirect use to settle net balance of payments deficits and surpluses between nations. Because the prices of precious or strategic metals may be affected by unpredictable international monetary policies and economic conditions, there may be greater likelihood of a more dramatic fluctuation of the market prices of the Fund's investments than of other investments.

■

Commodities Regulations. The trading of Metal Investments in the United States could become subject to the rules that govern the trading of agricultural and certain other commodities and commodity futures. In the opinion of the Fund's counsel, at present the Fund's permitted Metal Investments (if any) are either not subject to regulation by the Commodity Futures Trading Commission or an exemption from regulation is available. The absence of regulation may adversely affect the continued development of an orderly market in Metal Investments trading in the United States. The development of a regulated futures market in Metal Investments trading may affect the development of a market in, and the price of, Metal Investments in the United States.

■

Effect on the Fund's Tax Status. By making Metal Investments and/or investments in Gold ETFs, Global Strategic Income Fund/VA and Global Multi-Alternatives Fund/VA each risk failing to qualify as a regulated investment company under the Internal Revenue Code. If the Funds should fail to qualify, they would lose the beneficial tax treatment accorded to qualifying investment companies under Subchapter M of the Code. Failure to qualify would occur if in any fiscal year a Fund either (a) derived more than 10% of its gross income (as defined in the Internal Revenue Code, which disregards losses for this purpose) from sales or other dispositions of Metal Investments and/or Gold ETFs, or (b) held more than 50% of its net assets in the form of Metal Investments and/or Gold ETFs or in securities not meeting certain tests under the Internal Revenue Code or (c) held more than 25% of its total assets in the form of a single Metal Investment or Gold ETF, either directly or by derivative contract (see "Distributions and Taxes"). Accordingly, Global Strategic Income Fund/VA and Global Multi-Alternatives Fund/VA each will endeavor to manage its portfolio within the limitations described above, and each has adopted an investment strategy limiting the amount of its total assets that can be invested in Metal Investments and/or Gold ETFs. There can be no assurance that either Fund will qualify in every fiscal year. Furthermore, to comply with the limitations described above, either Fund may be required to make investment decisions the Manager would otherwise not make, foregoing the opportunity to realize gains, if necessary, to permit the Fund to qualify.

Senior Loans. Among other debt securities described elsewhere in this SAI, Global Strategic Income Fund/VA and Global Multi-Alternatives Fund/VA (each a "Fund"), may invest in floating (sometimes referred to as "adjustable") rate loans that hold a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities. These investments are referred to as "Senior Loans" in this SAI. Senior Loans typically are arranged through private negotiations between a borrower and one or more financial institutions ("Lenders"). Usually the Lenders are represented by an agent ("Agent"), which usually is one of the Lenders. The borrowers may use the proceeds of Senior Loans to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, debt refinancings, or for other purposes.

Agents typically are commercial or investment banks that originate Senior Loans and invite other parties to join the lending syndicate. In larger transactions, it is common to have several Agents. However, only one Agent usually has primary responsibility for documentation and administration of the loan. Agents are normally paid fees by the borrower for their services. While a Fund can serve as the Agent or co-agent for a Senior Loan, the Funds currently do not intend to act as an Agent or co-Agent. Agents, acting on behalf of the Lenders, generally are primarily responsible for negotiating the loan agreement, which establishes the terms and conditions of the loan and the rights of the borrower and the Lenders. Agents usually monitor the adequacy of assets that collateralize loans. In reliance upon the opinions of their legal counsel, Agents generally are also responsible for determining that the Lenders have obtained a perfected security interest in the collateral securing Senior Loans. A Fund will rely on Agents to collect payments of principal and interest on a Senior Loan. A Fund also will rely in part on Agents to monitor compliance by the borrower with the restrictive covenants in the loan agreement and to notify it (or the Lender from whom the Fund has purchased a participation) of any adverse change in the borrower's financial condition.

Financial difficulties of Agents can pose a risk to a Fund. If an Agent for a particular Senior Loan becomes insolvent, a Fund could incur losses in connection with its investment in that loan. An Agent could declare bankruptcy, and a regulatory authority could appoint a receiver or conservator. Should this occur, the assets that the Agent holds under the loan agreement, if any, should continue to be available to the Lenders, including a Fund. A regulator or a court, however, might determine that any such assets are subject to the claims of the Agent's general or secured creditors. If that occurs, a Fund might incur costs and delays in realizing final payment on a loan, or it might suffer a loss of principal or interest. It may also be subject to similar risks when it buys a Participation Interest or an Assignment from an intermediary.

Subordination. Senior Loans generally hold the most senior position in a borrower's capital structure. Borrowers generally are required contractually to pay the holders of Senior Loans before they pay the holders of corporate bonds or subordinated debt, trade creditors, and preferred or common stockholders. Lenders obtain priority liens that typically provide the first right to cash flows or proceeds from the sale of a borrower's collateral, if any, if the borrower becomes insolvent. That right is subject to the limitations of bankruptcy law, which may provide higher priority to certain other claims such as, for example, employee salaries, employee pensions and taxes.

Collateral. For the Senior Loans that are secured by collateral, that collateral may include the borrower's tangible assets, such as cash, accounts receivable, inventory, real estate, buildings and equipment, common and/or preferred stock of subsidiaries, and intangible assets including trademarks, copyrights, patent rights and franchise value. A Fund may also receive guarantees or other credit support as a form of collateral. A Fund may invest in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates.

23

Generally, the Agent for a particular loan is responsible for monitoring collateral and for exercising remedies available to the Lenders such as foreclosure upon collateral in the event of the borrower's default. In certain circumstances, the loan agreement may authorize the Agent to liquidate the collateral and to distribute the liquidation proceeds pro rata among the lenders. A Fund may also invest in Senior Loans that are not secured by collateral. Unsecured loans involve additional risk.

Interest Rate Benchmarks. Interest rates on Senior Loans adjust periodically based on a benchmark rate plus a premium or spread over the benchmark rate. The benchmark rate usually is the Prime Rate, LIBOR, the Federal Reserve federal funds rate, or other base lending rates used by commercial lenders (each as defined in the applicable loan agreement).

■

The Prime Rate quoted by a major U.S. bank is generally the interest rate at which that bank is willing to lend U.S. dollars to its most creditworthy borrowers, although it may not be the bank's lowest available rate.

■

LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar denominated deposits. The market views changes in short-term LIBOR rates as closely related to changes in the Federal Reserve federal funds rate, although the two are not officially related.

■

The Federal Reserve federal funds rate is the rate that the Federal Reserve Bank charges member banks for borrowing money.

The interest rate on Prime Rate-based loans floats daily as the Prime Rate changes, while the interest rate on LIBOR based loans is reset periodically, typically between 30 days and one year. Certain floating or variable rate loans may permit the borrower to select an interest rate reset period of up to one year. Investing in loans with longer interest rate reset periods or fixed interest rates may increase fluctuations in a Fund's net asset value as a result of changes in interest rates. However, a Fund may attempt to hedge all of its fixed rate loans against interest rate fluctuations by entering into interest rate swaps or total return swap transactions. A Fund also will attempt to maintain a dollar-weighted average time period to the next interest rate adjustment of 90 days or less for its portfolio of Senior Loans.

Senior Loans are generally structured so that borrowers pay higher margins when they elect LIBOR-based borrower options. This permits lenders to obtain generally consistent yields on Senior Loans, regardless of whether borrowers select the LIBOR-based options or the Prime-based option. In recent years, however, the differential between the lower LIBOR base rates and the higher Prime Rate base rates prevailing in the commercial bank markets has widened to the point that the higher margins paid by borrowers for LIBOR based pricing options do not currently compensate for the differential between the Prime Rate and the LIBOR base rates. Consequently, borrowers have increasingly selected the LIBOR-based pricing option, resulting in a yield on Senior Loans that is consistently lower than the yield available from the Prime Rate-based pricing option. If this trend continues, it will significantly limit the ability of a Fund to achieve a net return to shareholders that consistently approximates the average published Prime Rate of leading U.S. banks. The Sub-Adviser cannot predict whether this trend will continue.

Borrower Covenants and Lender Rights. Loan agreements generally have contractual terms designed to protect Lenders. Loan agreements often include restrictive covenants that limit the activities of the borrower. A restrictive covenant is a promise by the borrower not to take certain actions that might impair the rights of Lenders. Those covenants typically require the scheduled payment of interest and principal and may include restrictions on dividend payments and other distributions to the borrower's shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on the borrower's total debt. In addition, a covenant may require the borrower to prepay the loan or debt obligation with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after the expiration of any cure period) in a loan agreement that is not waived by the Agent and the Lenders normally is an event of acceleration. This means that the Agent has the right to demand immediate repayment in full of the outstanding loan. Acceleration may cause the non-payment of the principal or interest on the loan, in whole or in part, which may result in a reduction in value of the loan (and possibly a Fund's net asset value) if the loan is not paid.

Lenders typically have certain voting and consent rights under a loan agreement. Action subject to a Lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of a loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a loan, or releasing collateral for the loan, frequently requires the unanimous vote or consent of all Lenders affected.

Delayed Draw Loans. A Fund may have obligations under a loan agreement to make additional loans in certain circumstances. The Funds intend to establish a reserve against such contingent obligations by identifying on its books cash or other liquid assets. A Fund will not purchase a Senior Loan that would require it to make additional loans if as a result of that purchase all of its additional loan commitments in the aggregate would cause it to fail to meet any applicable asset segregation requirements.

Fees. A Fund may be required to pay and may receive various fees and commissions in connection with purchasing, selling and holding interests in Senior Loans. Borrowers typically pay three kinds of fees to Lenders: facility fees when a loan is originated; commitment fees on an ongoing basis based on the unused portion of a loan commitment; and prepayment penalties when a borrower prepays a loan.

A Fund receives these fees directly from the borrower if it is an original Lender or, in the case of commitment fees and prepayment penalties, if it acquires an Assignment. Whether a Fund receives a facility fee in the case of an Assignment, or any fees in the case of a Participation Interest, depends on negotiations between it and the Lender selling the interests.

When a Fund buys an Assignment, it may be required to pay a fee, or forgo a portion of interest and fees payable to it, to the Lender selling the assignment. In addition, it may be required to pay a transfer fee to the Agent. Occasionally, the assignor pays a fee to the assignee. If a Fund assigns a loan, it may be required to pass along to a buyer a portion of any fees that the Fund is entitled

24

to. The seller of a Participation Interest to a Fund may deduct a portion of the interest and any fees payable to the Fund, as an administrative fee. If a Fund sells a Participation Interest, it may be required to pay a transfer fee to the Lender that holds the nominal interest in the loan.

How A Fund Invests in Loans. A Fund may invest in loans in one or more of three ways: it may invest directly in a loan by acting as an original Lender; it may purchase a loan by an assignment of the loan (an "Assignment") from the Agent or other Lender; or it may purchase a participation interest in a loan ("Participation Interest") from an Agent or other Lender. It may also invest in loans indirectly using certain derivative instruments discussed below.

■

Original Lender. A Fund can invest in loans, generally "at par" (a price for the loan equal approximately to 100% of the funded principal amount of the loan) as an original lender. When a Fund is an original lender, it may receive a return at the full interest rate for the loan. When it is an original lender, it will have a direct contractual relationship with the borrower and will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal or interest.

■

Assignments. When a Fund purchases a loan by Assignment, it typically succeeds to the rights of the assigning lender under the loan agreement and becomes a "Lender" under the loan agreement. Subject to the terms of the loan agreement, it may enforce compliance by the borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off.

■

Participation Interests. A participation interest is an undivided interest in a loan made by the issuing financial institution in the proportion that the buyer's participation interest bears to the total principal amount of the loan. The issuing financial institution may have no obligation to a Fund other than to pay it the proportionate amount of the principal and interest payments it receives. Holders of Participation Interests are referred to as "Participants."

Participation Interests involve special risks. Participation Interests are primarily dependent upon the creditworthiness of the borrower, which is obligated to make payments of principal and interest on the loan. In buying a Participation Interest, however, a Fund assumes the credit risk of both the borrower and the Lender selling the Participation Interest. If the issuing financial institution fails to perform its obligations under the participation agreement, a Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest. If a Lender that sells a Fund a Participation Interest becomes insolvent, the Fund may be treated as a general creditor of the Lender. As a general creditor, a Fund may not benefit from a right of set-off that the Lender has against the borrower. A Fund will acquire a Participation Interest only if the Sub-Adviser determines that the Lender (or other intermediary Participant) selling the Participation Interest is creditworthy.

A Fund's rights under a Participation Interest with respect to a particular loan may be more limited than the rights of original Lenders or of investors who acquire an Assignment of that loan. A Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation Interest and only when the Lender receives the payments from the borrower. In purchasing Participation Interests, a Fund will usually have a contractual relationship only with the selling institution and not the underlying borrower. A Fund generally will have no right directly to enforce compliance by the borrower with the terms of the related loan agreement, nor will it generally have the right to object to certain changes to the loan agreement agreed to by the selling institution. A Fund generally will have no right to compel the Lender from whom it purchased the Participation Interest to enforce compliance by the borrower with the terms of the loan agreement.

In buying a Participation Interest, a Fund might not directly benefit from the collateral supporting the related loan and may be subject to any rights of set-off the borrower has against the selling institution. In the event of bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the loan may be subject to certain defenses that can be asserted by the borrower as a result of any improper conduct of the Lender selling the participation. As a result, a Fund may be subject to delays, expenses and risks that are greater than those that exist when the Fund is an original Lender or assignee.

In addition to the risks relating to debt securities described above, Senior Loans are subject to special interest rate, credit, and prepayment risks.

Interest Rate Risk and Senior Loans. Because the interest rates on Senior Loans adjust periodically to reflect current market rates, falling short-term interest rates should tend to decrease the income payable to a Fund on its Senior Loan investments and rising rates should tend to increase that income. A Fund may also use interest rate swaps and other derivative investments to try to shorten the average maturity of its portfolio of debt securities. Investments in floating rate and variable rate obligations should also mitigate the fluctuations in a Fund's net asset values during periods of changing interest rates, compared to changes in values of longer-term fixed-rate debt securities. Nevertheless, changes in interest rates can affect the value of a Fund's Senior Loans, especially if rates change sharply in a short period, because the resets of the interest rates on the underlying portfolio of Senior Loans occur periodically and will not all happen simultaneously with changes in prevailing rates. Having a shorter average reset period for its portfolio of Senior Loans may help mitigate that risk. Certain Senior Loans have a feature that prevents their interest rates from adjusting below a specified minimum level. When short term interest rates are low, this feature could result in the interest rates of these Senior Loans becoming fixed at the applicable minimum level until short term interest rates rise above that level. Although this feature is intended to result in these Senior Loans yielding more than they otherwise would when short term interest rates are low, the feature might also result in the prices of these Senior Loans becoming more sensitive to changes in interest rates should short term interest rates rise but remain below the applicable minimum level.

Credit Risk and Senior Loans. Senior Loans, like other debt obligations, are subject to the risk of the borrower's non-payment of scheduled interest and/or principal. While most of a Fund's investments in Senior Loans will be secured by collateral that the Sub- Adviser believes to be equal to or in excess of the principal amount of the Senior Loan at the time of investment, there can be no assurance that the liquidation of such collateral would satisfy the borrower's obligations in the event of non-payment of scheduled

25

interest or principal payments, or that the collateral could be readily liquidated. In the event of a borrower's bankruptcy, a Fund could experience delays or limitations in its ability to realize the benefits of collateral securing a loan. A Senior Loan might be collateralized by the stock of the borrower or its subsidiaries, but that stock may lose all of its value in the event of the borrower's bankruptcy. Additionally, some Senior Loans are subject to the risk that a court could subordinate the Senior Loan to presently existing or future indebtedness of the borrower under fraudulent conveyance or similar laws, or take other actions detrimental to the interests of holders of Senior Loans, including invalidating the loan. Nevertheless, in general, the Manager believes that below- investment-grade Senior Loans currently have more favorable loss recovery rates than other below-investment-grade debt securities. A Fund can invest in Senior Loans and other debt securities that are not collateralized. These investments bear additional risk.

While Senior Loans are increasingly being rated by national rating organizations, it is possible that many of the Senior Loans in which a Fund will invest will not be rated by an independent rating agency. While each Fund expects to have access to financial and other information of the borrower that has been made available to the Lenders under a Senior Loan, it may not have such information in connection with Participation Interests and certain Assignments. Additionally, the amount of public information available with respect to Senior Loans will generally be less extensive than what is available for exchange-listed or otherwise registered securities.

There is a greater risk that the issuer of a below-investment-grade debt security or the borrower of a below investment grade loan may default on its obligation to pay interest or to repay principal than in the case of investment grade instruments. The issuer's or borrower's low creditworthiness may increase the potential for its insolvency. An overall decline in values in the high yield market is also more likely during a period of a general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield instruments, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal.

Prepayment Risk and Senior Loans. Senior Loans typically have mandatory and optional prepayment provisions. Because of prepayments, the actual remaining maturity of a Senior Loan may be considerably less than its stated maturity. The reinvestment by a Fund of the proceeds of prepaid Senior Loans could result in a reduction of income to the Fund in falling interest rate environments.

Prepayment penalty fees that may be assessed in some cases may help offset the loss of income to a Fund in those cases.

Short Sales. The Funds may make short sales of securities, either as a hedge against the potential decline in value of a security that a Fund owns or to realize appreciation when a security that a Fund does not own declines in value. To effect a short sale, the Fund will borrow the security that it desires to short from a broker and then sell the security. While the Fund is borrowing the security, it will generally pay a fee to the lending broker and reimburse the broker for any dividends or other income paid on the security. Additionally, regulations require that the a Fund provide collateral to the lending broker to secure its obligation to return the borrowed security. Making short sales in securities that it does not own exposes a Fund to risks associated with those securities. If a Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund closes the short position. The Fund will realize a gain if the security declines in price between those dates and that decline is greater than the costs of borrowing the security and transaction costs. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold short and may, theoretically, be unlimited. Additionally, a lending broker may request, or market conditions may dictate, that securities sold short be returned to the broker on short notice, which may result in a Fund having to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to a Fund may be reduced or eliminated or the short sale may result in a loss. A Fund's short selling strategies may limit its ability to fully benefit from increases in the securities markets.

Each Fund will comply with guidelines established by the Securities and Exchange Commission with respect to asset coverage of short sales. These guidelines may, in certain instances, require earmarking or segregation by a Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent its obligations with respect to a short sale are not otherwise "covered" through ownership of the underlying security or by other means consistent with applicable regulatory policies. Earmarking or otherwise segregating a large percentage of a Fund's assets could impede the Manager's ability to manage the Fund's portfolio.

Global Multi-Alternatives Fund/VA can also engage in the following techniques and strategies:

Pay-in-kind (PIK) Securities. Pay-in-kind ("PIK") securities are securities which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, PIK securities also carry additional risks as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold. The higher interest rates of pay-in- kind securities reflect the payment deferral and increased credit risk associated with those securities and such investments generally represent a significantly higher credit risk than coupon loans. If the issuer defaults, a Fund may obtain no return at all on its investment. Even if accounting conditions are met, the issuer of the securities could still default when the Fund's actual collection is supposed to occur at the maturity of the obligation. The market price of PIK securities is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Pay-in-kind securities may have unreliable valuations because their continuing accruals require ongoing judgments about the collectability of the deferred payments and the value of any associated collateral. Additionally, the deferral of payment-in-kind interest also reduces the loan-to- value ratio at a compounding rate. Additionally, a Fund may be required to accrue income on certain PIK securities for U.S. federal

26

income tax purposes even though the Fund receives no corresponding interest payment in cash on the investments. Pay-in-kind securities also create the risk that management fees may be paid to the Manager based on non-cash accruals that ultimately may not be realized. In such instances, the Manager may not be obligated to reimburse the Fund for such fees.

Private Equity and Debt Investments. Private equity investments, which include private investments in public equity (''PIPEs''), and private debt investments, involve an extraordinarily high degree of business and financial risk and can result in substantial or complete losses. Some portfolio companies in which a Fund may invest may be operating at a loss or with substantial variations in operating results from period to period and may need substantial additional capital to support expansion or to achieve or maintain competitive positions. Such companies may face intense competition, including competition from companies with much greater financial resources, much more extensive development, production, marketing and service capabilities and a much larger number of qualified managerial and technical personnel. A Fund can offer no assurance that the marketing efforts of any particular portfolio company will be successful or that its business will succeed. Additionally, privately held companies are not subject to Securities and Exchange Commission (''SEC'') reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Manager may not have timely or accurate information about the business, financial conditions and results of operations of the privately held companies in which a Fund invests.

Private Investments in Public Equity (PIPEs). Shares in private investments in public equity ("PIPEs") generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the portfolios cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Other Investments and Investment Strategies

Other Investment Techniques and Strategies. In seeking their respective objectives, the Funds may from time to time use the types of investment strategies and investments described below. They are not required to use all of these strategies at all times, and at times may not use them.

Investing in Small, Unseasoned Companies. These are companies that have typically been in operation for less than three years, including the operations of any predecessors. Because small, unseasoned companies may be less secure financially, they may rely on borrowing to a greater extent. In that case, they may be more susceptible to adverse changes in interest rates than larger, more established companies. Small, unseasoned companies may also offer fewer products and rely on fewer key personnel. Market or economic developments may have a significant impact on these companies and on the value of their securities. These companies may have a limited trading market and the prices of their securities may be volatile, which could make them difficult to sell in a short period of time at a reasonable price. If other investors that own the security are trading it at the same time, it may have a more significant effect on the security's price than that trading activity would have on the security price of a larger company. Securities of smaller, newer companies are also subject to greater risks of default than those of larger, more established issuers. These securities may be considered speculative and could increase overall portfolio risks.

Investing in Special Situations. At times, investment benefit may be sought from what a portfolio manager considers to be "special situations," such as mergers, reorganizations, restructurings or other unusual events, that are expected to affect a particular issuer. There is a risk that the expected change or event might not occur, which could cause the price of the security to fall, perhaps sharply. In that case, the investment might not produce the expected gains or might cause a loss. This is an aggressive investment technique that may be considered speculative.

When-Issued and Delayed-Delivery Transactions. The Funds may invest in securities on a "when-issued" basis and may purchase or sell securities on a "delayed-delivery" or "forward commitment" basis. When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Sub-Adviser before settlement will affect the value of such securities and may cause a loss to the Funds. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to that Fund from the investment until it receives the security at settlement. There is a risk of loss to a Fund if the value of the security changes prior to the settlement date, and there is the risk that the other party may not perform.

The Funds engage in when-issued transactions to secure what the Sub-Adviser considers to be an advantageous price and yield at the time of entering into the obligation. When a Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause that Fund to lose the opportunity to obtain the security at a price and yield the Sub-Adviser considers to be advantageous.

When a Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although a Fund will enter into delayed-delivery or when-issued purchase

27

transactions to acquire securities, it may dispose of a commitment prior to settlement. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to delivery against a forward commitment, it may incur a gain or loss.

At the time a Fund makes the commitment to purchase or sell a security on a when-issued or delayed delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining that Fund's net asset value. In a sale transaction, it records the proceeds to be received. That Fund will identify on its books liquid assets at least equal in value to the value of that Fund's purchase commitments until that Fund pays for the investment.

When-issued and delayed-delivery transactions can be used by the Funds as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

Zero-Coupon Securities. The Fixed Income Funds and Global Multi-Alternatives Fund/VA may buy zero-coupon and delayed interest securities, and "stripped" securities of foreign government issuers, which may or may not be backed by the "full faith and credit" of the issuing foreign government, and of domestic and foreign corporations. The Fixed Income Funds, Conservative Balanced Fund/VA and Global Multi-Alternatives Fund/VA may also buy zero-coupon and "stripped" U.S. government securities. Zero-coupon securities issued by foreign governments and by corporations will be subject to greater credit risks than U.S. government zero-coupon securities.

"Stripped" Mortgage-Related Securities. The Fixed Income Funds, Conservative Balanced Fund/VA and Global Multi-Alternatives Fund/VA can invest in stripped mortgage-related securities that are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities. Each has a specified percentage of the underlying security's principal or interest payments. These are a form of derivative investment.

Mortgage securities may be partially stripped so that each class receives some interest and some principal. However, they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an "interest-only" security, or "I/O," and all of the principal is distributed to holders of another type of security, known as a "principal-only" security or "P/O." Strips can be created for pass-through certificates or CMOs.

The yields to maturity of I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, a Fund might not fully recoup its investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on the P/Os based on them could decline substantially.

Municipal Securities. Municipal securities are issued to raise money for a variety of public or private purposes, including financing state or local governments in the United States, financing specific projects or financing public facilities. These debt obligations are issued by the state governments, as well as their political subdivisions (such as cities, towns, and counties) and their agencies and authorities. Municipal securities generally are classified as general or revenue obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are bonds whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. Some revenue obligations are private activity bonds that pay interest that may be a tax preference item for investors subject to the federal alternative minimum tax. The Fund can invest in municipal securities because the portfolio managers believe they offer attractive yields relative to the yields and risks of other debt securities, rather than to seek tax-exempt interest income for distribution to shareholders.

Repurchase Agreements. The Funds may acquire securities subject to repurchase agreements. They may do so for liquidity purposes to meet anticipated redemptions of Funds shares, or pending the investment of the proceeds from sales of Funds shares, or pending the settlement of portfolio securities transactions, or for temporary defensive purposes, as described below.

In a repurchase transaction, a Fund buys a security from, and simultaneously resells it to, an approved institution for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved institutions include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Sub-Adviser from time to time.

The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to each Fund's limit on holding illiquid investments. No Fund will enter into a repurchase agreement that causes more than 15% of its net assets (for Money Fund/VA, 5% of its total assets) to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of a Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security. The Funds' repurchase agreements require that at all times while the repurchase agreements are in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the institution fails to pay the resale price on the delivery date, the Funds may incur costs in disposing of the collateral and may experience losses if there is any

28

delay in its ability to do so. The Sub-Adviser will monitor the institution's creditworthiness to confirm that it is financially sound and will continuously monitor the collateral's value.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the "SEC"), the Funds, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are collateral for repurchase agreements are financial assets subject to the Funds' entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Reverse Repurchase Agreements. The Funds may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of a debt obligation to a party for a specified price, with the simultaneous agreement to repurchase it from that party on a future date at a higher price. These transactions involve the risk that the market value of the securities sold under a reverse repurchase agreement could decline below the price that a Fund is required to repurchase them. A Fund will identify liquid assets on its books to cover its obligations under reverse repurchase agreements until payment is made to the other party.

Illiquid and Restricted Securities. Generally, an illiquid asset is an asset that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which it has been valued. Under the policies and procedures established by the Board, the investment adviser determines the liquidity of portfolio investments. The holdings of illiquid and restricted securities are monitored on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity. Among the types of illiquid securities are repurchase agreements maturing in more than seven days.  Liquidity may dissipate at any time and there can be no assurance that the investment adviser's liquidity determinations will be correct or that a reduction in liquidity will not occur between the time such determination is made and an event prompting the Fund to sell a security.

Restricted securities acquired through private placements have contractual restrictions on their public resale that might limit the ability to value or to dispose of the securities and might lower the price that could be realized on a sale. To sell a restricted security that is not registered under applicable securities laws, the security might need to be registered. The expense of registering restricted securities may be negotiated with the issuer at the time of purchase. If the securities must be registered in order to be sold, a significant period may elapse between the time the decision is made to sell the security and the time the security is registered. There is a risk of downward price fluctuation during that period.

Limitations that apply to purchases of restricted securities do not limit purchases of restricted securities that are eligible for sale to qualified institutional buyers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the investment adviser under the policies and procedures. Those guidelines take into account the trading activity for the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, holdings of that security may be considered to be illiquid.

Borrowing and Leverage. Each Fund, other than Money Fund/VA, has the ability to borrow from banks on an unsecured basis. Each Fund has undertaken to limit borrowing to 25% of the value of that Fund's net assets, which is further limited to 10% if borrowing is for a purpose other than to facilitate redemptions. Investing borrowed funds in portfolio securities is a speculative technique known as "leverage." A Fund cannot borrow money in excess of 33-1/3% of the value of that Fund's total assets. The Funds may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, the Funds can borrow only if they maintain a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.  Currently, under the Investment Company Act, a mutual fund may borrow only from banks (for other than emergency purposes) and only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing, except that it may also borrow up to 5% of its total assets for temporary or emergency purposes from any lender. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.

When a Fund borrows, it segregates or identifies securities on its books equal to 300% of the amount borrowed to cover its obligation to repay the loan. If the value of the Fund's assets fail to meet this 300% asset coverage requirement, it will reduce its borrowings within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

When a Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as "leverage." If the Fund does borrow, its expenses may be greater than comparable funds that do not borrow. The Fund will pay interest on loans, and that interest expense may raise the overall expenses of the Fund and reduce its returns. In the case of borrowing for leverage, the interest paid on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds. Additionally, the use of leverage may make the Fund's share prices more sensitive to interest rate changes and thus might cause the Fund's net asset value per share to fluctuate more than that of funds that do not borrow.

Currently, the Funds do not contemplate using this technique in the next year but if they do so, it will not likely be to a substantial degree.

Bank Obligations. The Funds can buy time deposits, certificates of deposit and bankers' acceptances. They must be:

■

obligations issued or guaranteed by a domestic bank (including a foreign branch of a domestic bank) having total assets of at least U.S. $1 billion, or

29

■

obligations of a foreign bank with total assets of at least U.S. $1 billion

"Banks" include commercial banks, savings banks and savings and loan associations, which may or may not be members of the Federal Deposit Insurance Corporation.

Commercial Paper. The Funds can invest in commercial paper if it is rated within the top three rating categories of S&P and Moody's or other rating organizations.

If the paper is not rated, it may be purchased if the Sub-Adviser determines that it is comparable to rated commercial paper in the top three rating categories of national rating organizations.

The Funds can buy commercial paper, including U.S. dollar-denominated securities of foreign branches of U.S. banks, issued by other entities if the commercial paper is guaranteed as to principal and interest by a bank, government or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Funds.

Variable Amount Master Demand Notes. Master demand notes are corporate obligations that permit the investment of fluctuating amounts by the Funds at varying rates of interest under direct arrangements between the Funds, as lender, and the borrower. They permit daily changes in the amounts borrowed. The Funds have the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit.

Because these notes are direct lending arrangements between the lender and borrower, it is not expected that there will be a trading market for them. There is no secondary market for these notes, although they are redeemable (and thus are immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Accordingly, the Funds' right to redeem such notes is dependent upon the ability of the borrower to pay principal and interest on demand.

The Funds have no limitations on the type of issuer from whom these notes will be purchased. However, in connection with such purchases and on an ongoing basis, the Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in master demand notes are subject to the limitation on investments by the Funds in illiquid securities, described in the Prospectus. A description of the investment policies for Money Fund/VA is located below under the heading "Money Fund/VA Investment Policies."

Derivatives. The Funds can invest in a variety of derivative investments, including swaps, "structured" notes, convertible notes, options, forward contracts and futures contracts, to seek income or for hedging purposes. The use of derivatives requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If a derivative instrument is used at the wrong time or judges market conditions incorrectly, the use of derivatives may reduce a Fund's return.

Although they are not obligated to do so, the Funds can use derivatives to hedge. To attempt to protect against declines in the market value of a Fund's portfolio, to permit a Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, a Fund could:

■

sell futures contracts,

■

buy puts on such futures or on securities, or

■

write covered calls on securities or futures. Covered calls may also be used to increase a Fund's income.

The Funds can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case a Fund would normally seek to purchase the securities and then terminate that hedging position. A Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so a Fund could:

■

buy futures, or

■

buy calls on such futures or on securities.

A Fund's strategy of hedging with futures and options on futures will be incidental to that Fund's activities in the underlying cash market. The particular hedging strategies a Fund can use are described below. A Fund may employ new hedging strategies when they are developed, if those investment methods are consistent with that Fund's investment objectives and are permissible under applicable regulations governing that Fund.

"Structured" Notes. "Structured" notes are specially-designed derivative debt instruments. The terms of the instrument may be "structured" by the purchaser and the issuer of the note. Payments of principal or interest on these notes may be linked to the value of an index (such as a currency or securities index), one or more securities or a commodity or to the financial performance of one or more obligors. The value of these notes will normally rise or fall in response to the changes in the performance of the underlying security, index, commodity or obligors.

Structured notes are subject to interest rate risk and are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or obligor. If the underlying investment or index does not perform as anticipated, the Funds might receive less interest than the stated coupon payment or receive less principal upon maturity of the structured note. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult for the Funds to value them

30

or sell them at an acceptable price.  In some cases, the Funds may enter into agreements with an issuer of structured notes to purchase a minimum amount of these notes over time.

Swaps. The Funds may enter into swap agreements, including interest rate, total return, credit default, volatility and currency swaps. Swap agreements are two-party contracts entered into primarily by institutional investors for a specified period of time typically ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or the difference between the returns) earned or realized on a particular asset, such as an equity or debt security, commodity or currency, or non-asset reference, such as an interest rate or index. The swapped returns are generally calculated with respect to a notional amount, that is, the return on a particular dollar amount invested in the underlying asset or reference. A Fund may enter into a swap agreement to, among other reasons, gain exposure to certain markets in the most economical way possible, protect against currency fluctuations, or reduce risk arising from ownership of a particular security or instrument. A Fund will identify liquid assets on that Fund's books (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

The Funds may enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of more than one swap transaction, the amount payable shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on any swap, the counterparty can terminate all outstanding swaps with that party.

The use of swap agreements by the Funds entails certain risks. The swaps market is generally unregulated. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments and may be considered illiquid by a Fund. Swap agreements entail credit risk arising from the possibility that the counterparty will default. If the counterparty defaults, a Fund's loss will consist of the net amount of contractual payments that that Fund has not yet received. The Sub-Adviser will monitor the creditworthiness of counterparties to a Fund's swap transactions on an ongoing basis. A Fund's successful use of swap agreements is dependent upon the Sub-Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may effectively add leverage to a Fund's portfolio because that Fund would be subject to investment exposure on the notional amount of the swap.

■

Interest Rate Swaps. The Funds, especially Core Bond Fund/VA, Global Strategic Income Fund/VA, Conservative Balanced Fund/VA and Global Multi-Alternatives Fund/VA, may enter into interest rate swaps. In an interest rate swap, a Fund and another party exchange their right to receive or their obligation to pay interest on a security or other reference rate. For example, they might swap the right to receive floating rate payments for fixed rate payments. There is a risk that, based on movements of interest rates, the payments made by a Fund under a swap agreement will be greater than the payments it receives.

■

Total Return Swaps. The Funds may enter into total return swaps, under which one party agrees to pay the other the total return of a defined underlying asset, such as a security or basket of securities, or non-asset reference, such as a securities index, during the specified period in return for periodic payments based on a fixed or variable interest rate or the total return from different underlying assets or references. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated by the Sub-Adviser.

■

Credit Default Swaps. The Fixed Income Funds, Conservative Balanced Fund/VA and Global Multi-Alternatives Fund/VA may enter into credit default swaps. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer's failure to make timely payments of interest or principal, bankruptcy or restructuring. The Funds may seek to enhance returns by selling protection or attempt to mitigate credit risk by buying protection against the occurrence of a credit event by a specified issuer. The Funds may enter into credit default swaps, both directly and indirectly in the form of a swap embedded within a structured security. Credit default swaps may refer to a single security or on a basket of securities.

If a Fund buys credit protection using a credit default swap and a credit event occurs, that Fund will deliver the defaulted bonds underlying the swap and the swap counterparty will pay the par amount of the bonds. Alternatively, the credit default swap may be cash settled where the seller of protection will pay the buyer of protection the difference between the par value and the market value of the defaulted bonds. If a Fund sells credit protection using a credit default swap and a credit event occurs, that Fund will pay the par amount of the defaulted bonds underlying the swap and the swap counterparty will deliver the bonds. If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bonds, and the fixed payments are then made on the reduced notional amount.

Risks of credit default swaps include counterparty credit risk (if the counterparty fails to meet its obligations) and the risk that a Fund will not properly assess the cost of the instrument based on the lack of transparency in the market. If a Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay par value on defaulted bonds. If a Fund is buying credit protection, there is a risk that no credit event will occur and that Fund will receive no benefit for the premium paid. In addition, if a Fund is buying credit protection and a credit event does occur, there is a risk when that Fund does not own the underlying security, that Fund will have difficulty acquiring the bond on the open market and may receive adverse pricing.

■

Volatility Swap Contracts. The Funds may enter into volatility swaps to hedge the direction of volatility in a particular asset or non-asset reference, or for other non-speculative purposes. For volatility swaps, counterparties agree to buy or sell volatility at a specific level over a fixed period. Volatility swaps are subject to credit risks (if the counterparty fails to meet its obligations), and the risk that the Sub-Adviser is incorrect in forecasts of volatility of the underlying asset or reference.

■

Currency Swaps. The Funds, especially Global Strategic Income Fund/VA, may enter into currency swaps. A currency swap is an agreement between counterparties to exchange different currencies at contract inception that are equivalent to a notional value. The exchange at contract inception is made at the current spot rate. The contract also includes an agreement to reverse the

31

exchange of the same notional values of those currencies at contract termination. The re-exchange at contract termination may take place at the same exchange rate, a specified rate or the then current spot rate. Certain currency swap contracts may have other features. Currency swaps entail both credit risk and liquidity risk. A loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. It may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in losses to the Funds.

Swap Options and Swap Forwards. The Funds also may enter into options on swaps as well as forwards on swaps. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement on pre-designated terms. The Funds may write (sell) and purchase put and call swap options. A swap forward is an agreement to enter into a swap agreement at some point in the future, usually three to six months from the date of the contract.

The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying swap. The Funds generally will incur a greater risk when it writes a swap option than when it purchases a swap option. When a Fund purchases a swap option it risks losing only the amount of the premium it has paid if that Fund lets the option expire unexercised. When a Fund writes a swap option it will become obligated, upon exercise of the option by the counterparty, according to the terms of the underlying agreement.

Risks of Swap Transactions. Swaps involve the risk that the value of the instrument will not perform as expected. Swaps also involve credit risk, which is the risk that the counterparty might default. If the counterparty defaults, the purchaser might lose the amount of any contractual payments that it has not received. The Sub-Adviser will monitor the creditworthiness of counterparties to swap transactions on an ongoing basis. A Fund's successful use of swap agreements is dependent upon the Sub-Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may effectively add leverage to a Fund's portfolio because a Fund would be subject to investment exposure on the notional amount of the swap.

Under financial reform legislation currently being implemented, certain types of swaps are (or soon will be) required to be executed on a regulated market and/or cleared through a clearinghouse, which may affect counterparty risk and other risks faced by a Fund, and could result in increased margin requirements and costs for a Fund. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or may be centrally cleared. In a cleared swap, immediately following execution of the swap agreement, the swap agreement is submitted for clearing to a clearinghouse, and a Fund faces the clearinghouse by means of a Fund account with a futures commission merchant that is a member of the clearinghouse. Because the regulations regarding cleared swaps have not yet been fully implemented, the scope of potential risks, including risks relating to the use of clearinghouses and futures commission merchants, is unclear.

Futures. The Funds can buy and sell futures contracts that relate to debt securities (these are referred to as "interest rate futures"), broadly-based securities indices ("stock index futures" and "bond index futures"), foreign currencies, commodities and an individual stock ("single stock futures").

A broadly-based stock index is used as the basis for trading stock index futures. They may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the securities included in the index and its value fluctuates in response to the changes in value of the underlying securities. A stock index cannot be purchased or sold directly. Bond index futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Similarly, a single stock future obligates the seller to deliver (and the purchaser to take) cash or a specified equity security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

The Funds can invest a portion of their assets in commodity futures contracts. Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which includes gold, platinum and silver. The Funds may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

No money is paid or received by the Funds on the purchase or sale of a future. Upon entering into a futures transaction, the Funds will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Funds' custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on that Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

32

At any time prior to expiration of the future, the Funds may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to that Fund. Any loss or gain on the future is then realized by that Fund for tax purposes. All futures transactions (except forward contracts) are effected through a clearinghouse associated with the exchange on which the contracts are traded.

Hedging. Although the Funds can use certain hedging instruments and techniques, they are not obligated to use them in seeking their objectives. A Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market. The particular hedging instruments each Fund can use are described below.

Put and Call Options. The Funds can buy and sell exchange-traded and over-the-counter put options ("puts") and call options ("calls"), including index options, securities options, currency options, commodities options and options on futures.

Writing Call Options. The Funds may write (that is, sell) calls. If a Fund sells a call option, it must be covered. That means a Fund must own the security subject to the call while the call is outstanding, or the call must be covered by segregating liquid assets to enable that Fund to satisfy its obligations if the call is exercised. There is no limit on the amount of a Fund's total assets that may be subject to covered calls that Fund writes.

When a Fund writes a call on a security, it receives cash (a premium). That Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. That Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium that Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case that Fund would keep the cash premium and the investment.

When a Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, that Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specific multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case, that Fund would keep the cash premium.

A Fund's custodian bank, or a securities depository acting for the custodian, will act as that Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which that Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

When a Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which that Fund will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (i.e., the option is "in the money"). When that Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the market-to-market value of the underlying security, unless the option is subject to a buy-back agreement with the executing broker.

To terminate its obligation on a call it has written, a Fund may purchase a corresponding call in a "closing purchase transaction." That Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call that Fund wrote is more or less than the price of the call that Fund purchases to close out the transaction. That Fund may realize a profit if the call expires unexercised, because that Fund will retain the underlying security and the premium it received when it wrote the call. If that Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

A Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, that Fund must cover the call by segregating an equivalent dollar amount of liquid assets as identified in that Fund's books. That Fund will segregate additional liquid assets if the value of the segregated assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would that Fund's receipt of an exercise notice as to that future require that Fund to deliver a futures contract. It would simply put that Fund in a short futures position, which is permitted by that Fund's hedging policies.

Writing Put Options. The Funds may write (that is, sell) put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. A put must be covered by segregated liquid assets.

If a Fund writes a put, the put must be covered by liquid assets identified in that Fund's books. The premium a Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price. However, a Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price.

If a put a Fund has written expires unexercised, that Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, that Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, that Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs that Fund incurred.

33

When writing a put option on a security, to secure its obligation to pay for the underlying security a Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. That Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

As long as a Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require that Fund to take delivery of the underlying security and pay the exercise price. That Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, that Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once that Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

A Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit that Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. That Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option.

Purchasing Puts and Calls. The Funds may purchase call options. When a Fund buys a call (other than in a closing purchase transaction), it pays a premium. That Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.

A Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and that Fund exercises the call. If that Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case that Fund will have paid the premium but lost the right to purchase the underlying investment.

A Fund can buy puts whether or not it owns the underlying investment. When a Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price.

Buying a put on an investment the Fund does not own (such as an index or a future) permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

Buying a put on securities or futures a Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

Buying and Selling Options on Foreign Currencies. Put and call options on foreign currencies include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or that are quoted by major recognized dealers in such options. The Funds can buy and sell exchange-traded and over-the-counter put options and call options on foreign currencies. A Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

If the investment adviser anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency. If the investment adviser anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to a Fund's position. That Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

A call the Fund writes on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other foreign currency held in its portfolio.

A Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate. This is known as a "cross-hedging" strategy. In those circumstances, that Fund covers the option by maintaining cash, U.S. government securities or other liquid, high grade debt securities in an amount equal to the exercise price of the option, in a segregated account with that Fund's custodian bank.

34

Limitations on Options Transactions Imposed by Options Exchanges. Options transactions are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were purchased, sold or held through one or more different exchanges or are held in one or more accounts or through one or more brokers. Thus, the number of options that can be sold by an investment company advised by the same investment adviser may be affected by options written or held by other investment companies advised by the same investment adviser or affiliated entities. The exchanges and CFTC also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Risks of Hedging with Options and Futures. The use of hedging strategies requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the investment adviser uses a hedging strategy at the wrong time or judges market conditions incorrectly, hedging strategies may reduce a Fund's return. A Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.  A Fund's option activities may affect its costs.

A Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by a Fund might cause that Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by a Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within a Fund's control, holding a put might cause that Fund to sell the related investments for reasons that would not exist in the absence of the put.

A Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Fund's net asset value being more sensitive to changes in the value of the underlying investment.

If a covered call written by a Fund is exercised on an investment that has increased in value, that Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

An exchange traded option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of a Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of a Fund's securities. For example, it is possible that while a Fund has used derivative instruments in a short hedge, the market may advance and the value of the securities held in that Fund's portfolio might decline. If that occurred, that Fund would lose money on the derivative instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the derivative instruments are based.

The risk of imperfect correlation increases as the composition of a Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, that Fund might use derivative instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

A Fund can use derivative instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when a Fund does so the market might decline. If a Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedge position that is not offset by a reduction in the price of the securities purchased.

Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Funds can use them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar

35

and a foreign currency. The Fund can also use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

The Fund may use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." When the Fund believes that a foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in that foreign currency. When the Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a "cross hedge."

A Fund will cover its short positions in these cases by identifying on its books assets having a value equal to the aggregate amount of that Fund's commitment under forward contracts. A Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate that Fund to deliver an amount of foreign currency in excess of the value of that Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.

However, to avoid excess transactions and transaction costs, a Fund may maintain a net exposure to forward contracts in excess of the value of that Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess. As one alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price.

The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases a decision might be made to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce a Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

At or before the maturity of a forward contract requiring a Fund to sell a currency, that Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative a Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

36

The costs to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

Asset Coverage for Certain Investments and Trading Practices. A Fund will segregate with its custodian or otherwise designate on its books and records liquid assets in an amount the Fund believes to be adequate to ensure that it has sufficient liquid assets to meet its obligations under its derivatives contracts, or the Fund may engage in other measures to "cover" its obligations with respect to such transactions. Depending upon the contractual terms of the derivatives instrument, the customary settlement practice associated with the derivative instrument and the instrument's liquidity, among other things, the amounts that are segregated or designated may be based on the notional (or contract) amount of the derivative or on the daily mark-to-market obligation under the derivatives contract. These amounts may be reduced by amounts on deposit with the applicable broker or counterparty to the derivatives transaction. With respect to less liquid derivative instruments (or in other situations in which the Sub-Adviser believes it necessary), a Fund may segregate amounts in addition to the amounts described above. By segregating or designating liquid assets equal to only the mark-to-market obligation under a derivatives contract, a Fund will have the ability to utilize these instruments to a greater extent than if the Fund segregated or designated liquid assets equal to the full market value of the underlying asset or the notional (or contract) amount of the instrument.

In certain circumstances, a Fund may enter into an offsetting position rather than segregating or designating liquid assets (e.g., the Fund may "cover" a written put option with a purchased put option with the same or higher exercise price). Although the Sub-Adviser will attempt to ensure that a Fund has sufficient liquid assets to meet its obligations under its derivative contracts, it is possible that the Fund's liquid assets may be insufficient to support such obligations under its derivatives positions.

Segregating or designating a large percentage of the Fund's liquid assets could impede the Sub-Adviser's ability to manage the Fund's portfolio. A Fund may modify its asset segregation policies from time to time.

Regulatory Aspects of Derivatives and Hedging Instruments. As a result of recent amendments to rules under the Commodity Exchange Act ("CEA") by the Commodity Futures Trading Commission ("CFTC"), the Manager must either operate within certain guidelines and restrictions with respect to a Fund's use of futures, options on such futures, commodity options and certain swaps, or be subject to registration with the CFTC as a "commodity pool operator" ("CPO") with respect to a Fund, and, upon the finalization of additional CFTC rules, be required to operate a Fund in compliance with certain disclosure, reporting, and recordkeeping requirements.

Previously, the CFTC permitted unlimited futures transactions and options thereon, so long as a fund had claimed an exclusion from registration as a CPO, and swap contracts were not formerly regulated by the CFTC. Under the amended rules, the investment adviser of a registered investment company may claim an exemption from registration as a CPO only if the registered investment company that it advises uses futures contracts, options on such futures, commodity options and certain swaps solely for "bona fide hedging purposes," or limits its use of such instruments for non-bona fide hedging purposes to certain de minimis amounts.

While the Manager will be registered as a CPO under the CEA, the Manager currently intends, except with respect to Global Multi-Alternatives Fund/VA (discussed below), to limit and monitor, consistent with internal compliance procedures, each Fund's use of futures, options on such futures, commodity options and certain swaps in order to permit such Fund to continue to claim an exemption under the CFTC rules. As such, with respect to the management of each Fund except Global Multi-Alternatives Fund/VA, the Manager will not be subject to the disclosure, reporting and recordkeeping requirements under the CFTC rules.

With respect to Global Multi-Alternatives Fund/VA, consistent with that Fund's principal investment strategy, the Manager intends to maintain the flexibility to utilize futures contracts, options on such futures, commodity options and certain swaps for non-bona fide hedging purposes beyond the de minimis amounts provided under the CFTC rules. As such, Global Multi-Alternatives Fund/VA does not qualify for the Rule 4.5 exemption under CFTC rules. Therefore, the Manager (as a registered CPO), will be required to comply with the CFTC disclosure, reporting and recordkeeping requirements with respect to its management of Global Multi-Alternatives Fund/VA upon the effectiveness of additional CFTC rules.

Financial reform legislation is currently being implemented imposes execution and clearing requirements on certain types of over-the-counter derivatives, among other things. In a cleared derivatives transaction, a Fund's ultimate counterparty is a clearing organization, or clearinghouse, rather than a bank or broker. A Fund will enter into cleared derivatives transactions with an executing broker. Such transactions then will be submitted for clearing and, if cleared, will be held in accounts at regulated futures commission merchants that are members of clearinghouses. In contrast to bilateral derivatives transactions, cleared derivatives transactions are submitted for clearing to clearinghouses immediately following execution of the agreement. Clearinghouses and the members of such clearinghouses generally can require termination of existing cleared derivatives transactions at any time, and can also require increases in margin above the margin that was required at the beginning of a transaction.

A Fund is also subject to the risk that, after entering into a cleared derivatives transaction, no futures commission merchant or clearinghouse is willing or able to clear the transaction on a Fund's behalf. In such an event, a Fund might have to pay a termination

37

amount to the executing broker. Further, the assets of a Fund might not be fully protected in the event of the bankruptcy of a Fund's futures commission merchant or the clearinghouse, because a Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of the futures commission merchant's customers. Also, a Fund is subject to the risk that the futures commission merchant will use a Fund's assets, which are held in an omnibus account with assets belonging to the futures commission merchant's other customers, to satisfy payment obligations of a defaulting customer of the futures commission merchant to the clearinghouse. In addition, futures commission merchants generally provide to the clearinghouse the net amount of variation margin required for cleared derivatives for all customers in the aggregate, rather than the gross amount for each customer. A Fund is therefore subject to the risk that a clearinghouse will not make variation margin payments owed to a Fund if another customer of the futures commission merchant has suffered a loss and is in default. In cleared derivatives transactions, a Fund is also required to post initial as well as variation margin, thus increasing the cost of transacting in this type of instrument.

The ultimate impact of the financial reform legislation and related regulations remains unclear. New regulations could, among other things, restrict a Fund's ability to engage in, or increase the cost to a Fund of, derivatives transactions.

Tax Aspects of Certain Hedging Instruments. Futures contracts, non-equity options and certain foreign currency exchange contracts are treated as "Section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Internal Revenue Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by a Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax potentially applicable to a Fund and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by a Fund to exempt those transactions from this marked-to-market treatment

Certain forward contracts may result in "straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized on those straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:

1.

gains or losses attributable to fluctuations in exchange rates that occur between the time interest or other receivables are accrued or expenses or other liabilities denominated in a foreign currency are accured and the time a Fund actually collects such receivables or pays such liabilities, and

2.

gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of investment income available for distribution to its shareholders.

Investments in Other Investment Companies. The Funds can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment Company Act that apply to those types of investments. For example, a Fund can invest in Exchange-Traded Funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange. A Fund might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the Exchange-Traded Funds' portfolio, at times when a Fund may not be able to buy those portfolio securities directly.

Investing in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the Investment Company Act. The Funds do not intend to invest in other investment companies unless the Sub-Adviser believes that the potential benefits of the investment justify the payment of any premiums or sales charges. As a shareholder of an investment company, a Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses. The Funds do not anticipate investing a substantial amount of their net assets in shares of other investment companies.

Passive Foreign Investment Companies. Under U.S. tax laws, passive foreign investment companies ("PFICs") are those foreign corporations which generate primarily "passive" income. Passive income is defined as any income that is considered foreign personal holding company income under the Internal Revenue Code. For federal tax purposes, a foreign corporation is deemed to be a PFIC if 75% or more of its gross income during a fiscal year is passive income or if 50% or more of its assets are assets that produce, or are held to produce, passive income.

Foreign mutual funds are generally deemed to be PFICs, since nearly all of the income of a mutual fund is passive income. Foreign mutual funds investments may be used to gain exposure to the securities of companies in countries that limit or prohibit direct foreign investment; however investments in foreign mutual funds by the Fund are subject to limits under the Investment Company Act.

Other types of foreign corporations may also be considered PFICs if their percentage of passive income or passive assets exceeds the limits described above. The application of the PFIC rules may affect, among other things, the character of gains, the amount of

38

gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. Although every effort is made to ensure compliance with federal tax reporting requirements for these investments, foreign corporations that are PFICs for federal tax purposes may not always be recognized as such.

Additional risks of investing in other investment companies are described under "Investments in Other Investment Companies."

Temporary Defensive and Interim Investments. When market conditions are unstable, or the investment adviser believes it is otherwise appropriate to reduce holdings in stocks or bonds, the Funds can invest in a variety of debt securities for defensive purposes. The Funds can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Funds can buy:

■

obligations issued or guaranteed by the U.S. government or its instrumentalities or agencies,

■

commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies) rated in the three top rating categories of a nationally recognized rating organization,

■

short-term debt obligations of corporate issuers, rated investment grade (rated at least Baa by Moody's or at least BBB by Standard & Poor's or a comparable rating by another rating organization), or unrated securities judged by the investment adviser to have a comparable quality to rated securities in those categories,

■

certificates of deposit and bankers' acceptances of domestic and foreign banks having total assets in excess of $1 billion, and

■

repurchase agreements.

Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

Loans of Portfolio Securities. Global Fund/VA and International Growth Fund/VA may lend securities to broker-dealers and other parties to earn income or for other purposes. There are certain risks in connection with securities lending, including possible delays in receiving additional collateral to secure a loan, or a delay or expenses in recovery of the loaned securities. Global Fund/VA and International Growth Fund/VA receive collateral from the borrowers consisting of cash or securities of the U.S. government (or its agencies or instrumentalities). On each business day, the amount of collateral that Global Fund/VA and International Growth Fund/VA have received must at least equal the value of the loaned securities or Global Fund/VA and International Growth Fund/VA will take steps to terminate the loan. If Global Fund/VA or International Growth Fund/VA receives cash collateral from the borrower, the Sub-Adviser, may cause that cash to be invested in certain high quality, short-term investments, including in money market funds. Each of Global Fund/VA and International Growth Fund/VA will be subject to its proportional share of the expenses of such money market funds, including management fees. A collateral administration fee will also be charged on the value of cash collateral invested. Global Fund/VA and International Growth Fund/VA will be responsible for the risks associated with the investment of cash collateral, including the risk that Global Fund/VA and International Growth Fund/VA may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower. If a borrower defaults on its obligation to return the securities loaned, Global Fund/VA or International Growth Fund/VA could experience delays and costs in recovering the securities or in gaining access to the collateral. The Fund's participation in loans of securities also may affect the amount, timing and character of distributions to shareholders. With respect to any security subject to a securities loan, any (i) amounts received by Global Fund/VA or International Growth Fund/VA in place of dividends earned on the security during the period that such security was not directly held by the Fund may not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by the Fund will not qualify as a foreign tax paid by the Fund, and therefore cannot be passed through to shareholders even if the Fund meets the requirements described in "Distributions and Taxes," below.

Cyber Security Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund may be prone to operational and informational security risks resulting from breaches in cyber security ("cyber-attacks"). A cyber-attack refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Fund's operations through "hacking" or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund's websites (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund's systems.

Cyber security failures or breaches by the Fund's affiliates or service providers, may cause disruptions and impact the business operations, potentially resulting in financial losses to both the Fund and shareholder, the inability of fund shareholders to transact business and the mutual funds to process transactions, inability to calculate the Fund's net asset value, impediments to trading, violations of applicable privacy and other laws (including the release of private shareholder information), regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the investment adviser has policies and procedures (and risk management systems) designed to prevent or reduce the impact of such cyber-attacks, there are inherent limitations in such controls, systems and protocols, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. These cyber security risks are also present for issuers of securities in which the Fund invests,

39

which could result in material adverse consequences for such issuers, and may cause the Fund's investment in such securities to lose value and may result in financial loss for Fund shareholders.

Investment Restrictions

Diversification. The Funds are classified as "diversified" under the Investment Company Act. Currently, under the Investment Company Act a "diversified" fund is one with at least 75% of the value of its total assets represented by: (i) cash and cash items (including receivables), (ii) securities issued by the U.S. government or any of its agencies or instrumentalities, (iii) securities of other investment companies, and (iv) other securities that, for any one issuer, are limited in respect to an amount not greater than 5% of the value of the fund's total assets and not more than 10% of the outstanding voting securities of such issuer. A change to a non-diversified status would require shareholder approval.

Fundamental Policies. The Funds have adopted policies and restrictions to govern their investments. Under the Investment Company Act, fundamental policies are those policies that can be changed only by the vote of a "majority" of each Fund's outstanding voting securities which is defined as the vote of the holders of the lesser of:

■

67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or

■

more than 50% of the outstanding shares.

Each Fund's investment objective is a non-fundamental policy. Other policies and restrictions described in the Funds' Prospectuses or this SAI are "fundamental" only if they are identified as such. The Funds' Board of Trustees can change non-fundamental policies and restrictions without shareholder approval. However, significant changes to investment policies and restrictions will be described in supplements or updates to a Fund's Prospectus or this SAI, as appropriate. The Funds' most significant investment policies are described in the Prospectus.

Other Fundamental Investment Restrictions. The following investment restrictions are fundamental policies of each Fund, except Money Fund/VA.

■

The Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemptions may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

■

The Fund may not make any investment if, as a result, the Fund's investments will be concentrated in any one industry, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction. For purposes of this concentration limitation, the Fund's investment adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry or sector classification consistent with those characteristics in the event that any third party classification provider that may be used by the investment adviser does not assign a classification.

■

The Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

■

The Fund cannot invest in real estate or commodities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

■

The Fund cannot issue "senior securities," except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

■

The Fund cannot underwrite securities of other issuers, except to the extent permitted under the Investment Company Act or the Securities Act of 1933, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statutes, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

The following investment restrictions are fundamental policies of Money Fund/VA.

■

The Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemptions may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

■

The Fund may not make any investment if, as a result, the Fund's investments will be concentrated in any one industry, except that the Fund may invest without limit in obligations issued by banks, and except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission,

40

its staff, or other authority with appropriate jurisdiction. For purposes of this concentration limitation, the Fund's investment adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry or sector classification consistent with those characteristics in the event that any third party classification provider that may be used by the investment adviser does not assign a classification.

■

The Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

■

The Fund cannot invest in real estate or commodities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

■

The Fund cannot issue "senior securities," except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

■

The Fund cannot underwrite securities of other issuers, except to the extent permitted under the Investment Company Act or the Securities Act of 1933, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statutes, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

Non-Fundamental Restrictions. Main Street Small Cap Fund/VA has the following additional operating policy that is not "fundamental" and can be changed by the Board without shareholder approval.

■

The Fund cannot invest in the securities of other registered investment companies or registered unit investment trusts in reliance on sub-paragraph (F) or (G) of Section 12(d)(1) of the Investment Company Act.

The following is only a brief summary of certain current limitations imposed on investment companies by the Investment Company Act and certain rules and interpretations thereunder, and is not a complete description of such limits. The discussion below is based on current law, regulations and administrative interpretations. Those laws, regulations and administrative interpretations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

The Investment Company Act prohibits a fund from issuing "senior securities," which are generally defined as fund obligations that have a priority over the fund's shares with respect to the payment of dividends or the distribution of fund assets, except that the fund may borrow money as described above.

Currently, under the Investment Company Act, and an Oppenheimer funds' exemptive order, a fund may borrow only from banks and/or affiliated investment companies in an amount up to one-third of its total assets (including the amount borrowed less all liabilities and indebtedness other than borrowing), except that a fund may borrow up to 5% of its total assets from any person for temporary purposes. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.

Under the Investment Company Act, a fund currently cannot make any commitment as an underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than ten percent of the outstanding voting securities, exceeds twenty-five percent of the value of the fund's total assets, except to the extent that a fund may be considered an underwriter within the meaning of the Securities Act when reselling securities held in its own portfolio.

The Investment Company Act does not prohibit a fund from owning real estate, commodities or contracts related to commodities. The extent to which the Fund can invest in real estate and/or commodities or contracts related to commodities is set out in the investment strategies described in the Prospectus and this SAI.

Current SEC staff interpretations under the Investment Company Act prohibit a fund from lending more than one-third of its total assets, except through the purchase of debt obligations or the use of repurchase agreements.

The Investment Company Act does not define what constitutes "concentration" in an industry.  However, the SEC has taken the position that investment of more than 25% of a fund's total assets in issuers in the same industry constitutes concentration in that industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies; however, securities issued by any one foreign government are considered to be part of a single "industry."

Unless a Fund's Prospectus or this SAI states that a percentage restriction applies on an ongoing basis, it applies only at the time that a Fund makes an investment (except in the case of borrowing and investments in illiquid securities). A Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

For purposes of the Funds' policy not to concentrate its investments as described above, the Funds have adopted classifications of industries and group of related industries. These classifications are not fundamental policies.

41

Each of Global Strategic Income Fund/VA's and Global Multi-Alternatives Fund/VA's Subsidiaries will also follow those Funds' fundamental and non-fundamental investment restrictions, described above, with respect to its investments.

Disclosure of Portfolio Holdings

While recognizing the importance of providing Fund shareholders with information about their Fund's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative processes, the need for transparency must be balanced against the risk that third parties who gain access to a Fund's portfolio holdings information could attempt to use that information to trade ahead of or against a Fund, which could negatively affect the prices a Fund is able to obtain in portfolio transactions or the availability of the securities that a portfolio manager is trading on a Fund's behalf.

The Funds, the Manager/Sub-Adviser, the Distributor and the Transfer Agent have therefore adopted policies and procedures regarding the dissemination of information about the Funds' portfolio holdings by employees, officers and directors or trustees of the Funds, the Manager, the Distributor and the Transfer Agent. These policies are designed to assure that non-public information about the Funds' portfolio securities holdings is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Funds' investment program or enable third parties to use that information in a manner that is harmful to the Funds. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of the portfolio holdings disclosure policies and procedures adopted by the Funds.

Portfolio Holdings Disclosure Policies. The Funds, the Manager/Sub-Adviser, the Distributor and the Transfer Agent and their affiliates and subsidiaries, employees, officers, and directors or trustees, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the Funds' non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager/Sub-Adviser and its subsidiaries pursuant to agreements approved by the Funds' Board shall not be deemed to be "compensation" or "consideration" for these purposes. Until publicly disclosed, the Funds' portfolio holdings are proprietary, confidential business information. After they are publicly disclosed, the Funds' portfolio holdings may be released in accordance with the Funds', the Manager's/Sub-Adviser's, the Distributor's and the Transfer Agent's policies and procedures regarding dissemination of information about the Funds' portfolio holdings.

■

Public Disclosure. Each Fund's portfolio holdings, other than Money Fund/VA, are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters in its annual and semi-annual reports to shareholders and in its Schedule of Investments on Form N-Q. Those documents are publicly available at the SEC. In addition, the Fund's portfolio holdings information, as of the end of each calendar month, may be posted and available on the Fund's website (at www.oppenheimerfunds.com) no sooner than 30 days after the end of each calendar month. The top 20 month-end securities holdings, listed by security or by issuer, may be posted on the OppenheimerFunds' website with a 15-day delay. The Fund may delay posting its holdings, post a smaller list of holdings (e.g., the top 10 or top 15 portfolio holdings), or may not post any holdings, if the Manager/Sub-Adviser believes that would be in the best interests of the Fund and its shareholders. Other general information about the Fund's portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be publicly disclosed 15 days after the end of each calendar month.

■

Money Fund/VA's portfolio holdings, as of the most recent prior close of the New York Stock Exchange (the "NYSE"), are posted on the Money Fund/VA's website at www.oppenheimerfunds.com on each business day. Therefore, the Money Fund/VA's portfolio holdings are made publicly available no later than one business day after the close of trading on the NYSE on each day on which the NYSE is open. Money Fund/VA's portfolio holdings are also made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters in its semi-annual and annual report to shareholders, or in its Schedule of Investment on Form N-Q. Those documents are publicly available at the SEC.  Additionally, the Fund posts its portfolio holdings with additional detail on a monthly basis on the Fund's website and files information on its holdings quarterly with the SEC on Form N-MFP, which is available on both the Fund's website and the SEC's website.

The Fund's portfolio holdings information (which may include information on the Fund's entire portfolio of individual securities therein) positions may be released to the following categories of individuals or entities pursuant to ongoing arrangements, provided that such individual or entity either (1) has signed an agreement to keep such information confidential and will not use such information in any way that is detrimental to the Manager, its affiliates and the Fund or (2) as a member of the Fund's Board, or as an employee, officer or director of the Manager, the Sub-Adviser, the Distributor, or the Transfer Agent, or of their legal counsel, is subject to fiduciary obligations (a) not to disclose such information except in compliance with the Fund's policies and procedures and (b) not to trade for his or her personal account on the basis of such information. For the categories of individuals and entities described below that have ongoing arrangements to receive portfolio holdings information, such information may be furnished as often as appropriate for the purpose for which it is being provided, which may be as frequently as daily and often with no time lag between the date of the information and the date it is furnished.

■

Employees of the Fund's Manager, the Sub-Adviser, Distributor and Transfer Agent who need to have access to such information (as determined by senior officers of such entities);

■

The Fund's independent registered public accounting firm;

■

Members of the Fund's Board and the Board's legal counsel;

42

■

The Fund's custodian bank;

■

The Fund's financial printers;

■

A proxy voting service designated by the Fund and its Board (Institutional Shareholder Services Inc.);

■

Rating/ranking organizations (Lipper, Inc. and Morningstar, Inc.);

■

Portfolio pricing services retained by the Manager/Sub-Adviser to provide portfolio security prices (Bank of America Merrill Lynch, Securities Quote Xchange LLC,  Bloomberg Finance L.P., Interactive Data Pricing and Reference Data LLC, ITG Inc., Markit North America, Inc., Pluris Valuation Advisors LLC, Pricing Direct Inc., Prism Valuation Inc., Standard & Poor's Securities Evaluation, Inc., and Thomson Reuters (Markets) LLC); and

■

Insurance companies that have separate accounts invested in Oppenheimer Variable Account Funds (to prepare their financial statements and analysis).

Month-end lists of the Fund's complete portfolio holdings may be disclosed for legitimate business reasons, no sooner than 5 days after the relevant month end, pursuant to special requests and under limited circumstances discussed below, provided that:

■

The third-party recipient must first submit a request for release of Fund portfolio holdings, explaining the business reason for the request;

■

Senior officers in the Manager's/Sub-Adviser's Investment Operations and Legal departments must approve the completed request for release of Fund portfolio holdings; and

■

Before receiving the data, the third-party recipient must sign a portfolio holdings non-disclosure agreement, agreeing to keep confidential the information that is not publicly available regarding the Fund's holdings and agreeing not to use such information in any way that is detrimental to the Manager, its affiliates and the Fund.

Other than for Money Fund/VA, portfolio holdings may be disclosed for legitimate business purposes to brokers and dealers for purposes of providing portfolio analytic services, in connection with portfolio transactions (purchases and sales), and to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the Fund's regular pricing services). Portfolio holdings also may be disclosed for legitimate business purposes to consultants for pension plans that invest in Oppenheimer funds and sponsors of 401(k) plans that include Oppenheimer funds.

Portfolio holdings information (which may include information on the Fund's entire portfolio or individual securities therein) may be provided by senior officers of the Manager/Sub-Adviser or attorneys on the legal staff of the Manager, Distributor, or Transfer Agent, in the following circumstances:

■

Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant;

■

Response to regulatory requests for information (from the SEC, the Financial Industry Regulatory Authority ("FINRA"), state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes);

■

To potential sub-advisers of portfolios (pursuant to confidentiality agreements);

■

To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements); and

■

Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

Portfolio managers and analysts may, subject to the Manager's/Sub-Adviser's policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial representatives.

The Fund's shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund's portfolio. In such circumstances, disclosure of the Fund's portfolio holdings may be made to such shareholders.

Any permitted release of otherwise non-public portfolio holdings information must be in accordance with the then-current policy on approved methods for communicating confidential information.

The Chief Compliance Officer (the "CCO") of the Fund and the Manager/Sub-Adviser, Distributor, and Transfer Agent shall oversee the compliance by the Manager/Sub-Adviser, Distributor, Transfer Agent, and their personnel with applicable policies and procedures. At least annually the CCO reports to the Fund's Board any material violation of these policies and procedures during the previous period and makes recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

The Sub-Adviser and the Fund have entered into ongoing arrangements, in addition to those described above, to make available information about the Fund's portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

Bloomberg L.P.	FactSet Research Systems Inc.	Sungard Investment Systems, LLC
Brown Brothers Harriman & Co.	MSCI Inc.	The Yield Book Inc.

43

How the Funds are Managed

Organization and History. Each Fund is an investment portfolio, or "series" of Oppenheimer Variable Account Funds (the "Trust"), a multi-series open-end diversified management investment company that was initially organized as a Massachusetts business trust. The Trust was reorganized as a Delaware statutory trust in August 2012 and presently includes 12 series. All references to the Funds' Board of Trustees and Officers refer to the Trustees and Officers, respectively, of Oppenheimer Variable Account Funds.

Effective April 30, 2014, Class 3 Shares and Class 4 Shares of Global Fund/VA were reclassified as Non-Service Shares and Service Shares, respectively.

The suffix "VA" was added to each Fund's name on May 1, 1999 (if applicable). The following table shows each Fund's current name, its year of organization and any prior Fund names:

Fund Name	Year of Organization	Prior Fund Name
Capital Appreciation Fund/VA	1983	N/A
Conservative Balanced Fund/VA	1986	Oppenheimer Capital Income Fund/VA (prior to April 30, 2015); Oppenheimer Balanced Fund/VA (prior to April 30, 2013).
Core Bond Fund/VA	1983	Oppenheimer Bond Fund/VA (prior to April 29, 2005).
Discovery Mid Cap Growth Fund/VA	1986	Oppenheimer Small- & Mid-Cap Growth Fund/VA (prior to April 30, 2013); Oppenheimer MidCap Fund/VA (prior to April 30, 2010); Oppenheimer Aggressive Growth Fund/VA (prior to April 30, 2006).
Equity Income Fund/VA	2002	Oppenheimer Value Fund/VA (prior to April 30, 2013).
Global Fund/VA	1990	Oppenheimer Global Securities Fund/VA (prior to April 30, 2013).
Global Multi-Alternatives Fund/VA	2013	Oppenheimer Diversified Alternatives Fund/VA (prior to April 30, 2015).
Global Strategic Income Fund/VA	1993	Oppenheimer Strategic Bond Fund/VA (prior to April 30, 2010).
International Growth Fund/VA*	1981	N/A
Main Street Fund/VA	1995	N/A
Main Street Small Cap Fund/VA	1998	Oppenheimer Main Street Small- & Mid-Cap Fund®/VA (prior to April 30, 2013); Oppenheimer Main Street Small Cap Fund/VA (prior to April 29, 2011).
Money Fund/VA	1983	N/A

*International Growth Fund/VA was established as a series of the Panorama Series Fund in 1981. On or about April 30, 2014, the International Growth Fund/VA merged into the newly formed entity established under the Oppenheimer Variable Account Funds, established for the sole purpose of moving the International Growth Fund/VA from under the Panorama Series Fund to the Oppenheimer Variable Account Funds.

Shareholders. Insurance companies that hold shares of the Funds in their separate accounts for the benefit of their customers' variable annuities, variable life insurance policies and other investment products are the record holders and the owners of shares of beneficial interest in the Funds. The right of those customers of the insurance companies to give directions to the insurance company for the purchase or redemption of shares is determined under the contract between the customer and the insurance company. The insurance companies, and not their customers, are "shareholders" of the Funds. The rights of those insurance companies as record holders and owners of shares of a Fund are different from the rights of their customers. These customers are indirect owners for all purposes except for those rights reserved by insurance companies in the insurance contract, or as permitted by the SEC.

Classes of Shares. The Trustees are authorized, without shareholder approval, to create new series and classes of shares, to reclassify unissued shares into additional series or classes and to divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights, preemptive rights or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

The Funds (except for Money Fund/VA) currently offer two classes of shares.  Money Fund/VA currently offers one class of shares. All Funds offer a class of shares with no name designation referred to in this SAI and the Prospectus as "non-service shares." As of September 15, 2006, all Funds except Money Fund/VA also offer a service share class, subject to a Distribution and Service Plan. Money Fund/VA currently only offers the class of non-service shares. Each class of shares:

■

has its own dividends and distributions,

■

pays certain expenses which may be different for the different classes,

■

will generally have a different net asset value,

■

will generally have separate voting rights on matters in which interests of one class are different from interests of another class, and

■

votes as a class on matters that affect that class alone.

44

Each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to a vote of shareholders. Each share of a Fund represents an interest in each Fund proportionately equal to the interest of each other share of the same class of that Fund.

Shareholder and Trustee Liability; Shareholder Meetings. Under Delaware law and the Trust's Declaration of Trust, Fund shareholders are entitled to the same limitation of personal liability extended to shareholders of corporations organized under Delaware law. Under Delaware law and the Trust's Declaration of Trust, Trustees are not personally liable to any person for any obligations of the Funds. Therefore a shareholder or Trustee of the Funds generally will not be subject to personal liability for Fund obligations. The risk that a Fund shareholder or Trustee will incur personal liability for Fund obligations is limited to the circumstances in which a state court may not apply Delaware law or the terms of the Trust's Declaration of Trust.

As a Delaware statutory trust, the Trust is not required to hold regular annual meetings of shareholders and does not plan to do so. The Trust may hold shareholder meetings from time to time.

Board of Trustees and Oversight Committees

The Fund is governed by a Board of Trustees, which is responsible for overseeing the Fund. The Board is led by Sam Freedman, an independent trustee, who is not an "interested person" of the Fund, as that term is defined in the Investment Company Act. The Board meets periodically throughout the year to oversee the Fund's activities, including to review its performance, oversee potential conflicts that could affect the Fund, and review the actions of the Manager and Sub-Adviser. With respect to its oversight of risk, the Board, through its committees, relies on reports and information received from various parties, including the Manager and Sub-Adviser, internal auditors, the Fund's Chief Compliance Officer, the Fund's outside auditors and Fund counsel. It is important to note that, despite the efforts of the Board and of the various parties that play a role in the oversight of risk, it is likely that not all risks will be identified or mitigated.

The Board has an Audit Committee, a Review Committee and a Governance Committee. Each of the Committees is comprised solely of Trustees who are not "interested persons" under the Investment Company Act (the "Independent Trustees"). The Board has determined that its leadership structure is appropriate in light of the characteristics and circumstances of the Fund because it allocates areas of responsibility among the committees in a manner that enhances the Board's oversight.

During the Fund's fiscal year ended December 31, 2014, the Audit Committee held 6 meetings, the Review Committee held 5 meetings and the Governance Committee held 3 meetings.

The members of the Audit Committee are F. William Marshall, Jr. (Chairman), Jon S. Fossel, Karen L. Stuckey and James D. Vaughn. The Audit Committee selects the Fund's independent registered public accounting firm (also referred to as the "independent Auditors"). Other main functions of the Audit Committee, outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's independent Auditors regarding the Fund's internal accounting procedures and controls; (iii) reviewing reports from the Manager's Internal Audit Department; (iv) maintaining a separate line of communication between the Fund's independent Auditors and the Independent Trustees; (v) reviewing the independence of the Fund's independent Auditors; and (vi) approving in advance the provision of any audit or non-audit services by the Fund's independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager. The Audit Committee also reviews reports concerning the valuation on certain investments.

The members of the Review Committee are Richard F. Grabish (Chairman), Beverly L. Hamilton, Victoria J. Herget and Robert J. Malone. Among other duties, as set forth in the Review Committee's Charter, the Review Committee reviews Fund performance and expenses as well as oversees several of the Fund's principal service providers and certain policies and procedures of the Fund. The Review Committee also reviews certain reports from and meets periodically with the Fund's Chief Compliance Officer.

The members of the Governance Committee are Beverly L. Hamilton (Chairman), Richard F. Grabish, Victoria J. Herget, Robert J. Malone, F. William Marshall, Jr., Karen L. Stuckey and James D. Vaughn. The Governance Committee has adopted a charter setting forth its duties and responsibilities. Among other duties, the Governance Committee reviews and oversees Fund governance and the nomination of Trustees, including Independent Trustees. The Governance Committee has adopted a process for shareholder submission of nominees for board positions. Shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the Governance Committee's consideration by mailing such information to the Governance Committee in care of the Fund. The Governance Committee has not established specific qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other Trustees and will contribute to the Board's diversity. The Governance Committee may consider such persons at such time as it meets to consider possible nominees. The Governance Committee, however, reserves sole discretion to determine which candidates for Trustee it will recommend to the Board and the shareholders and it may identify candidates other than those submitted by shareholders. The Governance Committee may, but need not, consider the advice and recommendation of the Manager or its affiliates in selecting nominees. The full Board elects new Trustees except for those instances when a shareholder vote is required.

45

Shareholders who desire to communicate with the Board should address correspondence to the Board or an individual Board member and may submit correspondence electronically at www.oppenheimerfunds.com under the caption "contact us" or by mail to the Fund at the address on the front cover of this SAI.

Below is a brief discussion of the specific experience, qualifications, attributes or skills of each Board member that led the Board to conclude that he or she should serve as a Trustee of the Fund.

Each Independent Trustee has served on the Board for the number of years listed below, during the course of which he or she has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations. Each Trustee's outside professional experience is outlined in the table of Biographical Information, below.

Trustees and Officers of the Funds

Except for Mr. Glavin, each of the Trustees is an Independent Trustee. All of the Trustees are also trustees of the following Oppenheimer funds (referred to as "Denver Board Funds"):

Oppenheimer Capital Income Fund
Oppenheimer Cash Reserves
Oppenheimer Commodity Strategy Total Return Fund
Oppenheimer Corporate Bond Fund
Oppenheimer Emerging Markets Local Debt Fund
Oppenheimer Equity Fund
Oppenheimer Global High Yield Fund
Oppenheimer Global Strategic Income Fund
Oppenheimer Integrity Funds:
Oppenheimer Core Bond Fund
Oppenheimer International Bond Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Funds:
Oppenheimer Main Street Fund
Oppenheimer Main Street Select Fund
Oppenheimer Main Street Small Cap Fund
Oppenheimer Main Street Mid Cap Fund
Oppenheimer Master Event-Linked Bond Fund, LLC
Oppenheimer Master Inflation Protected Securities Fund, LLC
Oppenheimer Master Loan Fund, LLC
Oppenheimer Senior Floating Rate Fund
Oppenheimer Senior Floating Rate Plus Fund
Oppenheimer SteelPath Master MLP Fund, LLC
Oppenheimer SteelPath MLP Funds Trust:
Oppenheimer SteelPath MLP Alpha Fund
Oppenheimer SteelPath MLP Alpha Plus Fund
Oppenheimer SteelPath MLP Income Fund
Oppenheimer SteelPath MLP Select 40 Fund
Oppenheimer Variable Account Funds:
Oppenheimer Capital Appreciation Fund/VA
Oppenheimer Conservative Balanced Fund/VA
Oppenheimer Core Bond Fund/VA
Oppenheimer Discovery Mid Cap Growth Fund/VA
Oppenheimer Equity Income Fund/VA
Oppenheimer Global Fund/VA
Oppenheimer Global Multi-Alternatives Fund /VA
Oppenheimer Global Strategic Income Fund/VA
Oppenheimer International Growth Fund/VA
Oppenheimer Main Street Fund/VA
Oppenheimer Main Street Small Cap Fund/VA
Oppenheimer Money Fund/VA
Oppenheimer Ultra-Short Duration Fund

Messrs. Anello, Bhaman, Dunphy, Edwards, Evans, Gabinet, Govil, Hamilton, Kennedy, Krantz, Kotlarz, Larson, Lee, Legg, Levine, Livengood, Mata, Memani, O'Donnell, Proctor, Ram, Rockmuller, Steinmetz, Strzalkowski, Vardharaj, Weiner, Wilde, Wixted, Zibelli and Ziehl and Mss. Budzinski, Burley, Bloomberg, Kantesaria, Ketner, LaFond, Miller, Picciotto and Sexton, who are officers of the Funds, hold the same offices with one or more of the other Denver Board Funds.

Present or former officers, directors, trustees and employees (and their immediate family members) of the Funds, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor. Present or former officers, directors, trustees and employees (and their eligible family members) of the Funds, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Oppenheimer funds that offer Class Y shares. Such purchases of Class A shares or Class Y shares are subject to the requirement to receive Fund documents electronically through eDocs Direct.

As of April 2, 2015 the Trustees/Directors and officers of each Fund, as a group, owned less than 1% of any class of shares of any Fund beneficially or of record.

The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, Sub-Adviser and its subsidiaries, other than the shares beneficially owned under that plan by the officers of the Fund. In addition, none of the Independent Trustees/Directors (nor any of their immediate family members) owns securities of either the

46

Manager, Sub-Adviser or the Distributor or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

Biographical Information. The Trustees and officers, their positions with the Fund, length of service in such position(s) and principal occupations and business affiliations during at least the past five years are listed in the charts below. The address of each Independent Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Each Trustee has served the Fund in the following capacities from the following dates:
Independent Trustees	Position(s)	Length of Service
Sam Freedman	Board Chairman	Since 2013
	Trustee	Since 1996
Jon S. Fossel	Trustee	Since 1990
Richard F. Grabish	Trustee	Since 2012
Beverly L. Hamilton	Trustee	Since 2002
Victoria J. Herget	Trustee	Since 2012
Robert J. Malone	Trustee	Since 2002
F. William Marshall, Jr.	Trustee	Since 2000
Karen L. Stuckey	Trustee	Since 2012
James D. Vaughn	Trustee	Since 2012
Interested Trustee
William F. Glavin, Jr.	Trustee	Since 2009

Independent Trustees
Name, Year of Birth, Position(s)	Principal Occupations(s) During the Past 5 Years; Other Trusteeship Held	Portfolios Overseen in Fund Complex
Sam Freedman (1940) Chairman of the Board of Trustees	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.	38
Jon S. Fossel (1942) Trustee

Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. ("OAC") (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

		38
Richard F. Grabish (1948) Trustee

Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

		38

47

Beverly L. Hamilton (1946) Trustee

Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds' Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds' Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston's Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

38
Victoria J. Herget (1951) Trustee

Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

38
Robert J. Malone (1944) Trustee

Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations.

38

48

F. William Marshall, Jr. (1942) Trustee

Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

42 *
Karen L. Stuckey (1953) Trustee

Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women's Investment Management Forum (professional organization) since inception. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

38
James D. Vaughn (1945) Trustee

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

38
*

Includes four open-end investment companies: MassMutual Select Funds, MML Series Investment Fund, MassMutual Premier Funds and MML Series Investment Fund II. In accordance with the instructions for SEC Form N-1A, for purposes of this section only, MassMutual Select Funds and MML Series Investment Fund are included in the "Fund Complex." OFI Global Asset Management, Inc. does not consider MassMutual Select Funds, MML Series Investment Fund, MassMutual Premier Funds and MML Series Investment Fund II to be part of the OppenheimerFunds' "Fund Complex" as that term may be otherwise interpreted.

Mr. Glavin is an "Interested Trustee" because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser's parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin's address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

49

Interested Trustee
Name, Year of Birth, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held	Portfolios Overseen in Fund Complex
William F. Glavin, Jr. (1958) Trustee

Vice Chairman of MassMutual Asset Management Holding Company (since January 2015); Chairman of the Sub-Adviser (July 2014-December 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. ("OAC") (the Sub-Adviser's parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC's parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

91

The addresses of the officers in the chart below are as follows: for Messrs. Anello, Bhaman, Dunphy, Edwards, Evans, Gabinet, Govil, Hamilton, Kotlarz, Krantz, Larson, Lee, Levine, Livengood, Mata, Memani, Ram, Rockmuller, Steinmetz, Strzalkowski, Vardharaj, Weiner, Ziehl and Zibelli and Mss. Bloomberg, Budzinski, Kantesaria, Ketner, Picciotto and Sexton, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Kennedy, Legg, O'Donnell, Proctor, Wilde and Wixted and Mss. Burley, LaFond and Miller, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each officer serves for an indefinite term or until his or her resignation, retirement death or removal.

Each of the Officers has served the Funds in the following capacities from the following dates:
Raymond Anello	Vice President	Since 2011
Rajeev Bhaman	Vice President	Since 2004
Joy Budzinski	Vice President	Since 2013
Robert Dunphy	Vice President	Since 2013*
George Evans	Vice President	Since 2013*
Manind Govil	Vice President	Since 2009
Mark Hamilton	Vice President	Since 2013
Kristin Ketner	Vice President	Since 2013
Michael Kotlarz	Vice President	Since 2012
Magnus Krantz	Vice President	Since 2013

50

Paul Larson	Vice President	Since 2014
Dokyoung Lee	Vice President	Since 2014
Michael Levine	Vice President	Since 2013
Justin Livengood	Vice President	Since 2014
Michael Mata	Vice President	Since 2014
Krishna Memani	Vice President	Since 2009
Christopher Proctor	Vice President	Since 2010
Benjamin Ram	Vice President	Since 2009
Benjamin Rockmuller	Vice President	Since 2014
Peter A. Strzalkowski	Vice President	Since 2009
Raman Vardharaj	Vice President	Since 2009
Adam Weiner	Vice President	Since 2013
Adam Wilde	Vice President	Since 2013
Ronald Zibelli, Jr.	Vice President	Since 2006
Matthew Ziehl	Vice President	Since 2009
Arthur P. Steinmetz	President and Principal Executive Officer	Since 2014
Jennifer Sexton	Vice President and Chief Business Officer	Since 2014
Mary Ann Picciotto	Chief Compliance Officer and Chief AML Officer	Since 2014
Brian W. Wixted	Treasurer and Principal Financial & Accounting Officer	Since 1999
Julie Burley	Assistant Treasurer	Since 2013
James A. Kennedy	Assistant Treasurer	Since 2011
Jan Miller	Assistant Treasurer	Since 2013
Mathew O'Donnell	Assistant Treasurer	Since 2012
Arthur S. Gabinet	Secretary and Chief Legal Officer	Since 2011
Lisa I. Bloomberg	Assistant Secretary	Since 2004
Taylor V. Edwards	Assistant Secretary	Since 2008
Amee Kantesaria	Assistant Secretary	Since 2012
Randy G. Legg	Assistant Secretary	Since 2008
Gloria LaFond	Blue Sky Officer	Since 2011

*As of April 30, 2014, International Growth Fund/VA, for which George Evans and Robert Dunphy are Vice Presidents and portfolio managers, is no longer a series under the Panorama Series Fund (another registered investment company in the Oppenheimer family of funds), and is a series under Oppenheimer Variable Account Funds.  Mr. Evans and Mr. Dunphy had been officers of Panorama Series Fund since 1999 and 2012, respectively.

Other Information About the Officers of the Funds
Name, Year of Birth, Position(s)	Principal Occupation(s) During the Last 5 Years	Portfolios Overseen in Fund Complex
Raymond Anello (1964) Vice President

Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since April 2011). Sector manager for energy and utilities for the Sub-Adviser's Main Street Investment Team (since May 2009). Portfolio Manager of the RS All Cap Dividend product (from its inception in July 2007-April 2009) and served as a sector manager for energy and utilities for various other RS Investments products. Guardian Life Insurance Company (October 1999) and transitioned to RS Investments (October 2006) in connection with Guardian Life Insurance Company's acquisition of an interest in RS Investments. Mr. Anello served as an equity portfolio manager/analyst and high yield analyst at Orion Capital (1995-1998) and an assistant portfolio manager at the Garrison Bradford portfolio management firm (1988-1995).

		3
Rajeev Bhaman (1963) Vice President	Director of Global Equities of the Sub-Adviser (since January 2013); Senior Vice President of the Sub-Adviser (since May 2006); Vice President of the Sub-Adviser (January 1997-May 2006).	2

51

Joy Budzinski (1968) Vice President

Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since November 2012). Sector manager for healthcare for the Sub-Adviser's Main Street Investment Team (since May 2009). Healthcare sector manager at RS Investment and Guardian Life Insurance Company. Guardian Life Insurance Company (August 2006) and transitioned to RS Investments (October 2006) in connection with Guardian Life Insurance Company's acquisition of an interest in RS Investments. Senior equity analyst at Bank of New York BNY Asset Management (2001 -2006); portfolio manager and analyst at Alliance of America (1999-2001); portfolio manager and analyst at JP Morgan Chase (1993-1997); analyst at Prudential Investments (1997-1998).

		4
Robert Dunphy (1979) Vice President	Vice President of the Sub-Adviser (since January 2011); Senior Portfolio Manager (since May 2011); Senior Research Analyst and Assistant Vice President of the Sub-Adviser (May 2009-January 2011), and an Intermediate Research Analyst of the Sub-Adviser (January 2006-May 2009).	2
George Evans (1959) Vice President	CIO Equities of the Sub-Adviser (since January 2013); Senior Vice President of the Sub-Adviser (since July 2004). Director of International Equities of the Sub-Adviser (since July 2004); Director of Equities of the Sub-Adviser (October 2010-December 2012); Vice President of HarbourView Asset Management Corporation (July 1994-November 2001) and Vice President of the Sub-Adviser (October 1993-July 2004).	3
Manind "Mani" Govil (1969) Vice President

Senior Vice President, the Main Street Team Leader and a portfolio manager of the Sub-Adviser (since May 2009). Portfolio manager with RS Investment Management Co. LLC (October 2006-March 2009). Head of equity investments at The Guardian Life Insurance Company of America (August 2005-October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. Lead portfolio manager - large cap blend/core equity, co-head of equities and head of equity research (2001-July 2005), and was lead portfolio manager - core equity (April 1996-July 2005), at Mercantile Capital Advisers, Inc.

		2
Mark Hamilton (1965) Vice President	Chief Investment Officer, Asset Allocation of the Sub-Adviser (since April 2013) and a Senior Vice President of the Sub-Adviser (since April 2013). Mr. Hamilton served at AllianceBernstein L.P. (from 1994-2013), as an Investment Director of Dynamic Asset Allocation (from 2010-2013), Head of North American Blend Team (from 2009-2010), and Senior Portfolio Manager of Blend Strategies (from 2006-2010).	8
Kristin Ketner (1965) Vice President

Vice President of the Sub-Adviser (since June 2009) and a portfolio manager of the Sub-Adviser (since November 2012). Sector manager for consumer discretionary and consumer staples for the Sub-Adviser's Main Street Investment Team (since May 2009). Sector manager at RS Investment and Guardian Life Insurance Company. Ms. Ketner joined Guardian Life Insurance Company in February 2006 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company's acquisition of an interest in RS Investments. Portfolio Manager at Solstice Equity Management (2002-2005); retail analyst at Goldman Sachs (1999-2001); Director of Strategy and Integration at Staples (1997-1999); investment banker at Merrill Lynch (1987-1992 and 1995-1997) and Montgomery Securities (1994-1995).

		3
Michael Kotlarz (1972) Vice President	Vice President (since March 2008); Senior Research Analyst of the Sub-Adviser (March 2008-May 2013). Managing Director of Equity Research at Ark Asset Management (March 2000-March 2008).	3
Magnus Krantz (1967) Vice President

Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since November 2012); sector manager for technology for the Sub-Adviser's Main Street Investment Team (since May 2009). Prior to joining the Sub-Adviser, Mr. Krantz was a sector manager at RS Investment and Guardian Life Insurance Company. Mr. Krantz joined Guardian Life Insurance Company in December 2005 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company's acquisition of an interest in RS Investments. Portfolio manager and analyst at Citigroup Asset Management (1998-2005) and as a consultant at Price Waterhouse (1997-1998). He also served as product development engineer at Newbridge Networks (1993-1996) and as a software engineer at Mitel Corporation (1990-1993).

		5

52

Paul Larson (1971) Vice President	Vice President of the Sub-Adviser (since January 2013). Prior to joining the Sub-Adviser, he was a portfolio manager and Chief Equity Strategist at Morningstar. He was previously an analyst at Morningstar covering the energy sector and oversaw the firm's natural resources analysts. Prior to joining Morningstar in 2002, Mr. Larson was an analyst with The Motley Fool.	2
Dokyoung Lee (1965) Vice President	Director of Research, Global Multi-Asset Group (since October 2013) and a Senior Vice President of the Sub-Adviser (since October 2013). Mr. Lee served at Alliance Bernstein L.P. (1994-2013): Director of Research for Strategic Asset Allocation (2011-2013), Director of Research for Blend Strategies (2008-2011), Head of Asia Pacific Blend Strategies (2005-2008), Head of Quantitative Research and Senior Portfolio Manager for Japan Value Equities (2001-2005), Portfolio Manager for Emerging Markets Value Equities (1997-2001), and Quantitative Analyst for US Value Equities (1994-1997).	7
Michael Levine (1965) Vice President	Vice President of the Sub-Adviser (since June 1998) and Senior Portfolio Manager of the Sub-Adviser (since September 2000).	2
Justin Livengood (1974) Vice President

Vice President (since May 2006) and Senior Portfolio (since January 2014) of the Sub-Adviser. Senior Research Analyst of the Sub-Adviser (May 2006-January 2014), responsible for the health care, energy and financial services sectors for mid- and small-cap growth accounts. Before joining the Sub-Adviser in May 2006, Mr. Livengood was a vice president and fund analyst with Merrill Lynch Investment Managers, where he specialized in financial services, health care, energy and basic materials for the Merrill Lynch Small Cap Growth Fund. During his tenure at Merrill Lynch he also worked as an investment banking analyst in the Global Media Group and as an associate with Merrill Lynch Ventures.

		2
Michael Mata (1963) Vice President	Senior Vice President of the Sub-Adviser and the Head of Multi-Sector Fixed Income (since July 2014). Portfolio manager with ING Investment Management and Head of Multi-Sector Fixed-Income (August 2004-December 2013), managing the Global Bond and Core Plus strategies and the macro and quantitative research teams, along with the emerging markets sovereign team. Senior Vice President and Senior Risk Manager at Putnam Investments (March 2000-August 2004) and a Vice President and Risk Manager for Fixed Income Trading at Lehman Brothers (September 1994-March 2000).	3
Krishna Memani (1960) Vice President

President of the Sub-Adviser (since January 2013); Executive Vice President of the Manager (since January 2014) and Chief Investment Officer of the OppenheimerFunds advisory entities (since January 2014). Chief Investment Officer, Fixed Income of the Sub-Adviser (January 2013-December 2013); Head of the Investment Grade Fixed Income Team of the Sub-Adviser (March 2009-January 2014); Director of Fixed Income of the Sub-Adviser (October 2010-December 2012); Senior Vice President of the Sub-Adviser (March 2009-December 2012) and Senior Vice President of OFI Global Institutional, Inc. (April 2009-December 2012). Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009). Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002).

		7
Christopher Proctor (1968) Vice President	Head of the Cash Strategies Team (since July 2013); Senior Vice President of the Sub-Adviser (since July 2013) and Senior Portfolio Manager of the Sub-Adviser (since January 2010). Vice President of the Sub-Adviser (August 2008-July 2013). Vice President at Calamos Asset Management (January 2007-March 2008) and Scudder-Kemper Investments (1999-2002). Managing Director and Co-Founder of Elmhurst Capital Management (June 2004-January 2007); Senior Manager of Research for Etrade Global Asset Management (2002-2004).	6

53

Benjamin Ram (1972) Vice President

Vice President and portfolio manager of the Sub-Adviser (since May 2009); Senior Portfolio Manager of the Sub-Adviser (since January 2011). Sector manager for financial investments and a co-portfolio manager for mid-cap portfolios with the RS Core Equity Team of RS Investment Management Co. LLC (October 2006-May 2009). Portfolio Manager of Mid Cap Strategies, Sector Manager Financials at The Guardian Life Insurance Company of America (January 2006-October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. Financial analyst (2003-2005), and co-portfolio manager (2005-2006) at Mercantile Capital Advisers, Inc.; Bank analyst at Legg Mason Securities (2000-2003) and a senior financial analyst at the CitiFinancial division of Citigroup, Inc. (1997-2000).

		3
Benjamin Rockmuller (1979) Vice President

Vice President of the Sub-Adviser (since September 2010); Senior Portfolio Manager of the Sub-Adviser (since January 2014); Portfolio Manager of the Sub-Adviser (July 2010-January 2014); Assistant Vice President of the Sub-Adviser (January 2010-August 2010); Senior Analyst of the Sub-Adviser for the Global Debt Team (January 2010-July 2010); Intermediate Analyst of the Sub-Adviser for the Global Debt Team (January 2007-January 2010); Junior Analyst of the Sub-Adviser for the Global Debt Team (April 2004-January 2007) and Junior Analyst of the Sub-Adviser for the High Yield Team (June 2003-April 2004).

		4
Peter A. Strzalkowski (1965) Vice President

Vice President and Senior Portfolio Manager of the Sub-Adviser (since August 2007) and co-Team Leader for the Sub-Adviser's Investment Grade Fixed Income Team (since January 2014). A member of the Sub-Adviser's Investment Grade Fixed Income Team (April 2009-January 2014). Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded, (July 2006-August 2007). Senior Portfolio Manager at Highland Capital Management, L.P. (June 2005-July 2006) and a Senior Fixed Income Portfolio Manager at Microsoft Corp. (June 2003-June 2005). Vice President and Senior Fixed Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group (April 2000-June 2003) and a Vice President and Fixed Income Portfolio Manager at Centura Banks (November 1998-April 2000).

		4
Raman Vardharaj (1971) Vice President	Vice President and portfolio manager of the Sub-Adviser (since May 2009). Sector manager and a senior quantitative analyst creating stock selection models, monitoring portfolio risks and analyzing portfolio performance across the RS Core Equity Team of RS Investment Management Co. LLC (October 2006-May 2009). Quantitative analyst at The Guardian Life Insurance Company of America (1998-October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC.	3
Adam Weiner (1969) Vice President

Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since November 2012). Sector manager for industrials and materials for the Sub-Adviser's Main Street Investment Team (since May 2009). Sector manager at RS Investment for industrials and materials (January 2007-April 2009). Director and senior equity analyst at Credit Suisse Asset Management (CSAM) (September 2004-December 2006). Equity analyst at Credit Suisse First Boston 2004-2006 (buy-side) and 1999-2004 (sell-side) and Morgan Stanley (1996-1999); internal auditor at Dun and Bradstreet (1992-1996). Budget analyst, Information Resources Division of the Executive Office of the President (1990-1992).

		3
Adam Wilde (1978) Vice President	Vice President of the Sub-Adviser (since May 2011) and a Portfolio Manager of the Sub-Adviser (since July 2013). He served as the head of credit research for the cash strategies team of the Sub-Adviser (from 2011 to 2013), and as an Assistant Vice President and senior research analyst of the Sub-Adviser (from 2008 to 2011). Mr. Wilde served as an intermediate research analyst of the Sub-Adviser (from 2007 to 2008) and served in other analyst roles of the Sub-Adviser (since 2002). Mr. Wilde joined the Sub-Adviser in 2001.	5
Ronald Zibelli, Jr. (1959) Vice President

Senior Vice President of the Sub-Adviser (since January 2014); Senior Portfolio Manager of the Sub-Adviser (since May 2006) and Vice President of the Sub-Adviser (May 2006-January 2014). Prior to joining the Sub-Adviser, he spent six years at Merrill Lynch Investment Managers, during which time he was a Managing Director and Small Cap Growth Team Leader, responsible for managing 11 portfolios. Prior to joining Merrill Lynch Investment Managers, Mr. Zibelli spent 12 years with Chase Manhattan Bank, including two years as Senior Portfolio Manager (U.S. Small Cap Equity) at Chase Asset Management.

		3

54

Matthew Ziehl (1967) Vice President	Vice President and Senior Portfolio Manager of the Sub-Adviser (since May 2009). Portfolio manager with RS Investment Management Co. LLC (October 2006-May 2009); Managing Director at The Guardian Life Insurance Company (December 2001-October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. Team leader and co portfolio manager with Salomon Brothers Asset Management, Inc. for small growth portfolios (January 2001-December 2001).	3

Name, Year of Birth, Position(s)	Principal Occupation(s) During the Past 5 Years	Portfolios Overseen in Fund Complex
Arthur P. Steinmetz (1958) President and Principal Executive Officer

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser's parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009).

		91
Mary Ann Picciotto (1973) Chief Compliance Officer and Chief Anti-Money Laundering Officer

Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014).

		91
Jennifer Sexton (1969) Vice President and Chief Business Officer	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998).	91
Brian W. Wixted (1959) Treasurer and Principal Financial and Accounting Officer

Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Global Institutional, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Global Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008).

		91
Julie Burley (1981) Assistant Treasurer	Vice President of the Manager (since October 2013). Previously held the following positions at Deloitte & Touche: Senior Manager (September 2010-October 2013), Manager (September 2008-August 2010), and Audit Senior (September 2005-August 2008).	91
James A. Kennedy (1958) Assistant Treasurer	Senior Vice President of the Manager (since January 2013); Senior Vice President of the Sub-Adviser (September 2006-December 2012).	91
Jan Miller (1963) Assistant Treasurer	Vice President of the Manager (since January 2014); Assistant Vice President of the Manager (January 2013-January 2014); Assistant Vice President of the Sub-Adviser (2005-December 2012); Assistant Vice President in the Sub-Adviser's Fund Accounting department (November 2004 to March 2006).	91
Mathew O'Donnell (1967) Assistant Treasurer	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (January 2008-December 2012); Accounting Policy Director of the Sub-Adviser (May 2007-March 2012).	91

55

Arthur S. Gabinet (1958) Secretary and Chief Legal Officer

Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Global Institutional, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005).

		91
Lisa I. Bloomberg (1968) Assistant Secretary	Senior Vice President and Senior Managing Counsel of OFI Global Asset Management, Inc. (since March 2015); Senior Vice President and Deputy General Counsel of the Manager (January 2015-March 2015); Senior Vice President (February 2010-December 2012) and Deputy General Counsel (May 2008-December 2012) of the Sub-Adviser; Vice President (May 2004-January 2010) and Associate Counsel of the Sub-Adviser (May 2004-May 2008).	91
Randy G. Legg (1965) Assistant Secretary	Vice President and Senior Counsel of the Manager (since January 2013); Vice President (June 2005-December 2012) and Senior Counsel (March 2011-December 2012) of the Sub-Adviser; Associate Counsel (January 2007-March 2011) of the Sub-Adviser.	91
Taylor V. Edwards (1967) Assistant Secretary	Vice President and Senior Counsel of the Manager (since January 2013); Vice President (February 2007-December 2012) and Senior Counsel (February 2012-December 2012) of the Sub-Adviser; Associate Counsel (May 2009-January 2012); Assistant Vice President (January 2006-January 2007) and Assistant Counsel (January 2006-April 2009) of the Sub-Adviser.	91
Amee Kantesaria (1980) Assistant Secretary	Vice President and Associate Counsel of the Manager (since January 2014); Vice President and Assistant Counsel of the Manager (January 2013-January 2014); Vice President (May 2009-December 2012) and Assistant Counsel (December 2006-December 2012) of the Sub-Adviser; Assistant Vice President (December 2006-May 2009) of the Sub-Adviser; Assistant Secretary (since January 2011) of the Sub-Adviser and Oppenheimer Acquisition Corp.	91
Gloria J. LaFond (1945) Blue Sky Officer	Assistant Vice President of the Manager (since January 2013); Assistant Vice President (January 2006-December 2012) of the Sub-Adviser.	91

56

Trustees Share Ownership. The chart below shows information about each Trustee's beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds ("Supervised Funds").

As of December 31, 2014
	Dollar Range of Shares Beneficially Owned in the Funds	Aggregate Dollar Range of Shares Beneficially Owned in Supervised Funds
Independent Trustees
Jon S. Fossel	None	Over $100,000
Sam Freedman	None	Over $100,000
Richard F. Grabish	None	Over $100,000
Beverly L. Hamilton	None	Over $100,000
Victoria J. Herget	None	Over $100,000
Robert J. Malone	None	Over $100,000
F. William Marshall, Jr.	None	Over $100,000
Karen L. Stuckey	None	Over $100,000
James D. Vaughn	None	Over $100,000
Interested Trustee
William F. Glavin, Jr.	None	Over $100,000

Remuneration of the Officers and Trustees.  The officers and the Interested Trustee of the Fund, who are associated with the Manager, receive no salary or fee from the Fund. The Independent Trustees' total compensation from the Fund and fund complex represents compensation for serving as a Trustee and member of a committee (if applicable) of the Boards of the Fund and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2014.

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Funds[1]	Total Compensation From the Funds and Fund Complex[2]
	Fiscal Year Ended December 31, 2014	Year Ended December 31, 2014
Sam Freedman Chairman of the Board	$53,214	$336,000
Jon S. Fossel Audit Committee Member	$35,476	$224,000
Richard Grabish Review Committee Chairman and Governance Committee Member	$38,280	$241,500
Beverly Hamilton Governance Committee Chairman and Review Committee Member	$40,798[3]	$257,600
Victoria J. Hergert Review Committee Member and Governance Committee Member	$35,476	$224,000
Robert J. Malone Governance Committee Member and Review Committee Member	$35,476	$224,000
F. William Marshall, Jr. Audit Committee Chairman and Governance Committee Member	$42,571	$449,256[4]
Karen L. Stuckey Audit Committee Member and Governance Committee Member	$35,476	$224,000
James D. Vaughn Audit Committee Member and Governance Committee Member	$35,476	$224,000

1.

"Aggregate Compensation from the Fund" includes fees and deferred compensation, if any.

2.

In accordance with SEC regulations, for purposes of this section only, "Fund Complex" includes the Oppenheimer Funds, the MassMutual Institutional Funds, the MassMutual Select Funds and the MML Series Investment Fund, the investment adviser for which is the indirect parent company of the Fund's Manager. The Manager also serves as the Sub-Adviser to the following: MassMutual Premier International Equity Fund, MassMutual Premier Main Street Fund, MassMutual Premier Strategic Income Fund, MassMutual Premier Capital Appreciation Fund, and MassMutual Premier Global Fund. The Manager does not consider MassMutual Institutional Funds, MassMutual Select Funds and MML Series Investment Fund to be part of the Oppenheimer Funds' "Fund Complex" as that term may be otherwise interpreted.

3.

Includes $40,798 deferred by Ms. Hamilton under the "Compensation Deferral Plan" described below.

57

4.

Includes $180,456 compensation paid to Mr. Marshall for serving as a Trustee for MassMutual Select Funds and MML Series Investment Fund.

Compensation Deferral Plan. The Board of Trustees has adopted a Compensation Deferral Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from certain Funds. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based on the amount of compensation deferred and the performance of the selected funds.

Deferral of the Trustees' fees under the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, a fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred compensation account.

Major Shareholders.  For information on control persons and principal holders of securities of the Funds, please see Appendix A.

The Manager and the Sub-Adviser

The Manager is a wholly-owned subsidiary of OppenheimerFunds, Inc., the Sub-Adviser. The Sub-Adviser is wholly-owned by Oppenheimer Acquisition Corp., a holding company primarily owned by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services company.

Code of Ethics. The Funds (except Money Fund/VA), the Manager, the Sub-Adviser and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of a Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager, the Sub-Adviser and the Distributor.

The Code of Ethics is an exhibit to the Funds' registration statement filed with the SEC and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.551.8090. The Code of Ethics can also be viewed as part of the Funds' registration statement on the SEC's EDGAR database at the SEC's Internet website at http://www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov., or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

The Investment Advisory Agreements. The Manager provides investment advisory and management services to each Fund under an investment advisory agreement between the Manager and each Fund. The Manager has retained the Sub-Adviser pursuant to a separate sub-advisory agreement, described below, under which the Sub-Adviser chooses the Funds' investments and provides related advisory services to the Funds. Prior to January 1, 2013, OppenheimerFunds, Inc. was the Manager of the Fund.

Each advisory agreement requires the Manager, at its expense, to provide the Funds with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Funds. Those responsibilities include the compilation and maintenance of records with respect to Funds' operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for the continuous public sale of shares of the Funds.

The Funds pay expenses not expressly assumed by the Manager under the investment advisory agreements. The investment advisory agreements list examples of expenses paid by the Funds. The major categories relate to interest, taxes, brokerage commissions, fees to certain Directors/Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Funds to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Funds as a whole. The fees are allocated to each class of shares based upon the relative proportion of a Fund's net assets represented by that class. The management fees paid by the Funds to the Manager during their last three fiscal years were:

Management Fees for the Fiscal Year Ended December 31
Fund	2012	2013	2014
Capital Appreciation Fund/VA	$6,753,708	$6,617,072	$6,567,456
Conservative Balanced Fund/VA	$1,985,570	$2,156,897	$2,027,361
Core Bond Fund/VA	$1,120,003	$990,310	$894,939
Discovery Mid Cap Growth Fund/VA	$4,415,676	$4,677,970	$5,106,401
Equity Income Fund/VA	$54,356	$65,542	$84,397
Global Fund/VA	$15,919,693	$17,440,275	$17,582,863

58

Global Multi-Alternatives Fund/VA	N/A	$14,918	$1,608,581
Global Strategic Income Fund/VA	$13,867,182	$14,537,604	$13,590,052
International Growth Fund/VA	$3,817,453	$4,685,059	$4,985,935
Main Street Fund/VA	$9,147,166	$9,297,817	$9,198,662
Main Street Small Cap Fund/VA	$6,378,552	$7,123,713	$7,351,685
Money Fund/VA	$739,124	$804,316	$1,450,286

The investment advisory agreements state that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreements, the Manager is not liable for any loss the Funds sustain in connection with matters to which the agreement relates.

The agreements permit the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Funds, the Manager may withdraw the right of the Funds to use the name "Oppenheimer" as part of their name.

The Sub-Advisory Agreements. Under the sub-advisory agreements between the Manager and the Sub-Adviser, the Sub-Adviser shall regularly provide investment advice with respect to the Funds and invest and reinvest cash, securities, commodity interests and the property comprising the assets of the Funds. The Sub-Adviser selects securities and/or commodity interests for the Funds' portfolios and provides related advisory services. The portfolio managers of the Funds are employed by the Sub-Adviser and are principally responsible for the provision of advisory services of the Funds' portfolios. Other members of the Sub-Adviser's investment teams provide the portfolio managers with counsel and support in managing the Funds' portfolios.

Under the sub-advisory agreement, the Manager pays the Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers) that it receives from the Funds as compensation for the provision of investment advisory services. The fee paid to the Sub-Adviser under the sub-advisory agreement is paid by the Manager, not by the Funds.

The sub-advisory agreement states that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties or obligations, the Sub-Adviser shall not be liable to the Manager for any act or omission in the course of or connected with rendering services under the Sub-Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

In addition, as described below under "Organization and Management of Wholly-Owned Subsidiaries," the Subsidiary for each of Global Strategic Income Fund/VA and Global Multi-Alternatives Fund/VA has entered into a separate contract with the Manager for the management of the Subsidiary's portfolio. The Manager has contractually agreed to waive the management fee it receives from each Fund in an amount equal to the management fee paid to the Manager each Fund's respective Subsidiary. This undertaking will continue in effect for so long as the Funds invest in their respective Subsidiaries, and may not be terminated by the Manager unless the Manager first obtains the prior approval of the Board of Trustees of Global Strategic Income Fund/VA or Global Multi-Alternatives Fund/VA, as applicable, for such termination.

The Sub-Sub-Advisers. OFI SteelPath, Inc., one of the Sub-Sub-Advisers to the Global Multi-Alternatives Fund/VA, is a wholly-owned subsidiary of OFI, Global Multi-Alternatives Fund/VA's Sub-Adviser. Cornerstone Real Estate Advisers, LLC, another Sub-Sub-Adviser to Global Multi-Alternatives Fund/VA, is an indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), the parent company of the Manager.

The Sub-Sub-Advisory Agreements. Under the Sub-Sub-Advisory Agreements between the Sub-Adviser and the Sub-Sub-Advisers, each Sub-Sub-Adviser shall regularly provide investment advice with respect to that portion, or all, of the Fund's assets that the Sub-Adviser and/or the Adviser shall allocate to the Sub-Sub-Adviser from time to time (the "Allocated Assets"), and invest and reinvest cash, securities and the property comprising the assets of the Allocated Assets that the respective Sub-Sub-Adviser manages. The Sub-Sub-Adviser also agrees to provide assistance in the distribution and marketing of the Fund.

Under the Sub-Sub-Advisory Agreements, the Sub-Adviser pays each Sub-Sub-Adviser an annual fee in monthly installments, with respect to and based on the portion of the average daily net assets of the Fund comprising the Allocated Assets. The fee paid to the Sub-Sub-Adviser under the Sub-Sub-Advisory Agreement is paid by the Sub-Adviser, not by the Fund. The Sub-Adviser will pay each Sub-Sub-Adviser a percentage of the investment management fee collected by the Sub-Adviser from the Manager with respect to and based on the portion of the average daily net assets of the Fund comprising the assets managed by each Sub-Sub-Adviser, which shall be calculated after any investment management fee waivers (voluntary or otherwise). Notwithstanding the foregoing, if the Sub-Adviser, without the Sub-Sub-Adviser's concurrence, agrees to voluntarily waive a portion of the investment management fee the Manager is required to pay to the Sub-Adviser, the Sub-Sub-Adviser's fee hereunder shall be based upon the investment management fee the Manager would have to pay exclusive of any such waiver agreed to by the Sub-Adviser in its sole discretion.

Each Sub-Sub-Advisory Agreement states that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties or obligations, the Sub-Sub-Adviser shall not be liable to the Sub-Adviser for any act or omission in the course of or connected with rendering services under the Sub-Sub-Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

59

Portfolio Proxy Voting. The Fund has adopted Portfolio Proxy Voting Policies and Procedures, which include Proxy Voting Guidelines, under which the Fund votes proxies relating to securities held by the Fund ("portfolio proxies"). The Manager generally undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the Fund. The Fund has retained an independent, third party proxy voting agent to vote portfolio proxies in accordance with the Fund's Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Manager's internal Proxy Voting Committee is responsible for monitoring the third party proxy voting agent.

The Portfolio Proxy Voting Policies and Procedures include provisions to address conflicts of interest that may arise between the Fund and the Manager or the Manager's affiliates or business relationships. Such a conflict of interest may arise, for example, where the Manager or an affiliate of the Manager manages or administers the assets of a pension plan or other investment account of the portfolio company soliciting the proxy or seeks to serve in that capacity. The Manager and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. Additionally, the Manager employs the following procedures, as long as OFI determines that the course of action is consistent with the best interests of the Fund and its shareholders:

If the proposal that gives rise to the conflict is specifically addressed in the Proxy Voting Guidelines, the Manager will vote the portfolio proxy in accordance with the Proxy Voting Guidelines.

■

If such proposal is not specifically addressed in the Proxy Voting Guidelines, or if the Proxy Voting Guidelines provide discretion to the Manager on how to vote (i.e., on a case-by-case basis), the Manager will vote in accordance with the third-party proxy voting agent's general recommended guidelines on the proposal provided that the Manager has reasonably determined that there is no conflict of interest on the part of the proxy voting agent.

■

With respect to such proposal where a portfolio manager has requested that the Manager vote (i) in a manner inconsistent with the Proxy Voting Guidelines, or (ii) if such proposal is not specifically addressed in the Proxy Voting Guidelines, in a manner inconsistent with the third-party proxy voting agent's general recommended guidelines, the Proxy Voting Committee may determine that such a request is in the best interests of the Fund (and, if applicable, its shareholders) and does not pose an actual material conflict of interest. In making its determination, the Proxy Voting Committee may consider, among other things, whether the portfolio manager is aware of the business relationship with the company, and/or is sufficiently independent from the business relationship, and to the Proxy Voting Committee's knowledge, whether the Manager has been contacted or influenced by the company in connection with the proposal.

If none of the previous procedures provides an appropriate voting recommendation, the Proxy Voting Committee may: (i) determine how to vote on the proposal; (ii) recommend that the Manager retain an independent fiduciary to advise the Manager on how to vote the proposal; or (iii) determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct the Manager to abstain from voting.

The Proxy Voting Guidelines' provisions with respect to certain routine and non-routine proxy proposals are summarized below:

■

The Fund evaluates director nominees on a case-by-case basis, examining the following factors, among others: composition of the board and key board committees, experience and qualifications, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, the nominee's investment in the company, and whether the company or nominee is targeted in connection with public "vote no" campaigns.

■

The Fund generally supports proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure.

■

The Fund generally supports proposals asking that a majority of directors be independent. The Fund generally supports proposals asking that a board audit, compensation, and/or nominating committee be composed exclusively of independent directors.

■

The Fund generally votes against shareholder proposals to require a company to nominate more candidates than the number of open board seats.

■

The Fund generally supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.

■

The Fund generally supports proposals to allow shareholders the ability to call special meetings.

■

The Fund generally votes for proposals that remove restrictions on or provide the right of shareholders to act by written consent independently of management taking into account the company's specific governance provisions including right to call special meetings, poison pills, vote standards, etc. on a case-by-case basis.

■

The Fund generally votes against proposals to create a new class of stock with superior voting rights.

■

The Fund generally votes against proposals to classify a board.

■

The Fund generally supports proposals to eliminate cumulative voting.

■

The Fund generally votes against proposals to establish a new board committee.

■

The Fund generally votes on management proposals seeking approval to exchange/reprice options on a case-by-case basis.

■

The Fund votes on qualified employee stock purchase plans on a case-by-case basis. The Fund generally supports non-qualified employee stock purchase plans that feature broad-based participation, limits on employee contribution, company matching up to 25%, and no discount on the stock price on the date of purchase.

60

■

The Fund generally supports transfer stock option ("TSO") programs, if executive officers and non-employee directors are excluded from participating, if stock options are purchased from third-party financial institutions at a discount to their fair value using option pricing models, and if there is a two-year minimum holding period for sale proceeds. The Fund generally votes against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders.

■

The Fund generally supports proposals to require majority voting for the election of directors.

■

The Fund generally supports proposals seeking additional disclosure of executive and director pay information.

■

The Fund generally supports proposals seeking disclosure regarding the company's, board's or committee's use of compensation consultants.

■

The Fund generally supports "pay-for-performance" and "pay-for-superior-performance standard" proposals that align a significant portion of total compensation of senior executives to company performance, and generally supports an annual frequency for advisory votes on executive compensation.

■

The Fund generally supports having shareholder votes on poison pills.

■

The Fund generally supports proposals calling for companies to adopt a policy of not providing tax gross-up payments.

■

The Fund votes case-by-case on bonus banking/bonus banking "plus" proposals.

■

The Fund generally supports proposals calling for companies to adopt a policy of obtaining shareholder approval for golden coffins/executive death benefits. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

■

The Fund generally supports proposals to eliminate accelerated vesting of unvested equity awards to senior executives in the event of change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

■

In the case of social, political and environmental responsibility issues, the Fund will generally abstain where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated.

■

The Fund generally supports proposals that would clearly have a discernible positive impact on short- or long-term share value, or that would have a presently indiscernible impact on short- or long-term share value but promotes general long-term interests of the company and its shareholders.

The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048 and (ii) on the SEC's website at www.sec.gov.

Pending Litigation. In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against the Sub-Adviser, the Distributor and certain Oppenheimer funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the "Defendant Funds"). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds' investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys' fees and litigation expenses. The Defendant Funds' Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the "California Fund Suit").

The Sub-Adviser believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that the Defendant Funds may bear in defending the California Fund Suit might not be reimbursed by insurance, the Sub-Adviser believes the California Fund Suit should not impair the ability of the Sub-Adviser or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

Portfolio Managers. Each Fund's portfolio is managed by the following:

Fund	Portfolio Manager(s)
Capital Appreciation Fund/VA	Michael Kotlarz
Conservative Balanced Fund/VA	Magnus Krantz, Krishna Memani
Core Bond Fund/VA	Krishna Memani, Peter A. Strzalkowski
Discovery Mid Cap Growth Fund/VA	Ronald Zibelli, Jr., Justin Livengood
Equity Income Fund/VA	Michael Levine
Global Fund/VA	Rajeev Bhaman
Global Multi-Alternatives Fund/VA	Mark Hamilton, David Wharmby, Brian Watson, Benjamin Rockmuller, Dokyoung Lee
Global Strategic Income Fund/VA	Hemant Baijal, Michael Mata, Krishna Memani

61

International Growth Fund/VA	George Evans, Robert Dunphy
Main Street Fund/VA	Manind "Mani" Govil, Benjamin Ram, Paul Larson
Main Street Small Cap Fund/VA	Matthew Ziehl, Raymond Anello, Raman Vardharaj, Joy Budzinski, Kristen Ketner, Magnus Krantz, Adam Weiner
Money Fund/VA	Christopher Proctor, Adam Wilde

Each of the above individuals is referred to as a "Portfolio Manager" and collectively they are referred to as the "Portfolio Managers." They are the persons who are responsible for the day-to-day management of each Fund's respective investments.

Other Accounts Managed. In addition to managing the Funds' investment portfolio, Messrs. Anello, Baijal, Bhaman, Dunphy, Evans, Govil, Hamilton, Krantz, Kotlarz, Larson, Lee, Levine, Livengood, Mata, Memani, Proctor, Ram, Rockmuller, Strzalkowski, Vardharaj, Watson, Weiner, Wilde, Wharmby, Zibelli and Ziehl and Mss. Budzinski and Ketner also manage other investment portfolios or accounts on behalf of the Sub-Adviser or its affiliates. The following tables provide information regarding those portfolios and accounts as of December 31, 2014 (or as otherwise noted). No portfolio or account has a performance-based advisory fee:

Fund Name & Portfolio Managers	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed	Other Accounts Managed	Total Assets in Other Accounts Managed[3]
Capital Appreciation Fund/VA
Michael Kotlarz	2	$6.99[1]	1	$202.95[2]	0	$0
Conservative Balanced Fund/VA
Magnus Krantz	6	$6.85[1]	0	$0	2	$427.96[1]
Krishna Memani	6	$12.64[1]	3	$25.69[2]	0	$0
Core Bond/VA
Krishna Memani	6	$10.34[1]	3	$25.69[2]	0	$0
Peter A. Strzalkowski	3	$3.60[1]	0	$0	0	$0
Discovery Mid Cap Growth Fund/VA
Ronald J. Zibelli, Jr.	5	$3.07[1]	1	$34.31[2]	0	$0
Justin Livengood	1	$475.25[2]	0	$0	0	$0
Equity Income Fund/VA
Michael Levine	1	$6.41[1]	0	$0	0	$0
Global Fund/VA
Rajeev Bhaman	7	$14.77[1]	3	$1.23[1]	1	$124.90[1]
Global Multi-Alternatives Fund/VA
Mark Hamilton	6	$7.17[1]	2	$23.71[2]	0	$0
David Wharmby	3	$1.67[1]	2	$28.36[2]	3	$443.36[2]
Brian Watson	5	$13.14[1]	8	$1.34[1]	1	$106.14[1]
Benjamin Rockmuller	2	$1.69[1]	1	$14.68[2]	0	$0
Dokyoung Lee	5	$5.53[1]	1	$9.03[2]	0	$0
Global Strategic Income Fund/VA
Hemant Baijal	1	$8.47[1]	0	$0	0	$0
Michael Mata	1	$7.26[1]	1	$1.36[2]	0	$0
Krishna Memani	6	$10.77[1]	3	$25.69[2]	0	$0
International Growth Fund/VA
George Evans	4	$21.93[1]	2	$411.53[2]	2	$377.91[1]
Robert Dunphy	2	$18.94[1]	2	$411.53[2]	1	$93.38[1]
Main Street Fund/VA
Manind Govil	9	$12.88[1]	0	$0	2	$426.51[1]
Benjamin Ram	8	$11.28[1]	0	$0	1	$95.89[1]
Paul Larson	8	$11.33[1]	0	$0	2	$426.51[1]
Main Street Small Cap Fund/VA
Matthew Ziehl	4	$4.19[1]	0	$0	2	$427.09[1]
Raymond Anello	4	$4.19[1]	0	$0	2	$427.09[1]

62

Joy Budzinski	5	$5.74[1]	0	$0	2	$427.09[1]
Raman Vardharaj	4	$4.19[1]	0	$0	2	$427.09[1]
Kristin Ketner	4	$4.19[1]	0	$0	2	$427.09[1]
Magnus Krantz	6	$6.01[1]	0	$0	2	$427.09[1]
Adam Weiner	4	$4.19[1]	0	$0	2	$427.09[1]
Money Fund/VA
Christopher Proctor	5	$9.94[1]	0	$0	1	$282.73[1]
Adam Wilde	4	$9.23[1]	0	$0	0	$0

1.

In billions.

2.

In millions.

3.

Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

As indicated above, a portfolio manager may also manage other funds and accounts. At different times, a portfolio manager may manage other funds or accounts with investment objectives and strategies similar to, or different from, those of the Funds. At times, those responsibilities could potentially conflict with the interests of the Funds. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Funds' investment objectives and strategies. For example, a portfolio manager may need to allocate investment opportunities between a Fund and another fund or account having similar objectives or strategies, or may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by a Fund. Not all funds and accounts advised by the Sub-Adviser have the same management fee. If the management fee structure of another fund or account is more advantageous to the Sub-Adviser than the fee structure of a Fund, the Sub-Adviser could have an incentive to favor the other fund or account. However, the Sub-Adviser's compliance procedures and Code of Ethics recognize the Sub-Adviser's obligation to treat all of its clients, including the Funds, fairly and equitably, and are designed to preclude a portfolio manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so.

Compensation of Portfolio Managers. Portfolio managers are employed and compensated by the Sub-Adviser or an affiliate, not by the Funds. Under the compensation program for portfolio managers and portfolio analysts, compensation is based primarily on the relative investment performance results of the funds or accounts they manage, rather than on the financial success of the Sub-Adviser. This is intended to align the interests of the portfolio managers and analysts with the success of the funds and accounts of their shareholders. The compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. A portfolio manager's compensation is not directly based on the total value of assets they manage; however, higher total compensation potential is likely to align with greater assets under management. The compensation structure is intended to be internally and externally equitable and serve to reduce potential conflicts of interest arising from a portfolio manager's responsibilities managing different funds or accounts.

Portfolio manager compensation generally consists of three components: a base salary, an annual bonus, and eligibility to participate in long-term awards. In general, the average proportion of total compensation among these three components is as follows: base salary is 15%, annual bonus is 65%, and long-term awards are 20%.

The base pay component for each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions.

The annual bonus is calculated based on two factors: a formulaic performance portion and a discretionary portion. In general, the formulaic performance portion is a much larger part of the annual bonus than the discretionary portion. The formulaic performance portion of the annual bonus is measured against the one, three and five year performance, or performance since inception, as applicable, of the fund(s) relative to an appropriate peer group category selected by senior management. Performance is measured on a pre-tax basis. The compensation structure is weighted towards long-term performance of the funds, with one year performance weighted at 20%, three year performance rated at 30%, and five year performance weighted at 50%. This formula has the effect of rewarding consistently above median performance, which best aligns the interests of the portfolio manager and the shareholder. Below median performance in all three periods results in an extremely low, and in some cases no, formulaic performance based bonus.

The discretionary portion of the annual bonus is determined by senior management of the Sub-Adviser and is based on a number of factors, including, management quality (such as style consistency, risk management, sector coverage, team leadership and coaching), contributions to marketing efforts and organizational development.

Finally, the long-term award component consists of grants in the form of appreciation rights in regard to the common stock of the Sub-Adviser's holding company parent, restricted shares of such common stock, as well as deferred cash investments in the fund(s) managed by a portfolio manager. Portfolio managers must elect to receive either 20% or 40% of their long-term award component in the form of deferred cash investments in the fund(s) managed. Through this long-term award component, portfolio managers' interests are further aligned with those of fund shareholders.

63

The compensation structure of other funds and/or accounts managed by a portfolio manager, if any, is generally the same as the compensation structure described above. A portfolio manager's compensation with regard to other portfolios may be based on the performance of those portfolios compared to a peer group category that may be different from that described below.

With respect to compensation of portfolio managers relating to a Fund's cash management, such compensation reflects aspects unique to that role: The formulaic performance portion of the annual bonus is measured against the one and three year performance, or performance since inception, as applicable, of the fund(s) relative to appropriate peer group rankings, credit performance and collateral management selected by senior management. Performance is measured on a pre-tax basis. The compensation structure is weighted at 50% for one year performance and 50% for three year performance. This formula has the effect of rewarding consistently above median performance, which best aligns the interests of the portfolio manager and the shareholder. Below median performance results in an extremely low, and in some cases no, formulaic performance based bonus. Finally, the long-term award component consists of two equal portions, the first portion being grants in the form of appreciation rights in regard to the common stock of the Sub-Adviser's holding company parent, and the second portion being restricted shares of such common stock.

The following paragraph applies with respect to the compensation of David Wharmby, who is employed by Cornerstone Real Estate Advisers, LLC, a Sub-Sub-Adviser to Global Multi-Alternatives Fund/VA:

Portfolio managers are employed and compensated by the Sub-Sub-Adviser, not by the Fund. Under the compensation program for portfolio managers and portfolio analysts, compensation is based primarily on the relative investment performance results of the funds or accounts they manage along with the financial success of the Sub-Sub-Adviser. This is intended to align the interests of the portfolio managers and analysts with the success of the funds and accounts of their shareholders. The compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. A portfolio manager's compensation is not directly based on the total value of assets they manage; however, higher total compensation potential is likely to align with greater assets under management. The compensation structure is intended to be internally and externally equitable and serve to reduce potential conflicts of interest arising from a portfolio manager's responsibilities managing different funds or accounts. Portfolio manager compensation generally consists of three components: a base salary, an annual bonus, and eligibility to participate in long-term awards. The base pay component for each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual bonus is determined by senior management of the Sub-Sub-Adviser and is based on a number of factors, including, the financial results of the Sub-Sub-Adviser and the funds or accounts managed by the Portfolio Managers, management quality (such as, for example, style consistency, risk management, sector coverage, team leadership and coaching), contributions to marketing efforts and organizational development. Finally, the long-term incentive program, which is offered to key individuals at the Sub-Sub-Adviser, is an additional component of individual compensation. The contributions are paid out over a three-year period beginning in the third year following the year for which the contribution was made. Participants are not vested in the balances until paid, creating an incentive for these key personnel to remain with Cornerstone on a long-term basis. The compensation structure of other funds and accounts managed by a portfolio manager, if any, is generally the same as the compensation structure described above. A portfolio manager's compensation with regard to other portfolios may be based on the performance of those portfolios compared to a peer group category that may be different from that described below.

The peer group categories with respect to the Funds are listed below.

Fund Name and Portfolio Managers	Peer Group Category
Capital Appreciation Fund/VA
Michael Kotlarz	Morningstar Large Growth
Conservative Balanced Fund/VA
Magnus Krantz (Equity Sleeve)	Morningstar Large Blend
Krishna Memani (Fixed Income Sleeve)	Morningstar Intermediate Term Bond
Core Bond Fund/VA
Krishna Memani Peter A. Strzalkowski	Morningstar Intermediate-Term Bond
Discovery Mid Cap Growth Fund/VA
Ronald Zibelli, Jr. Justin Livengood	Morningstar Mid-Cap Growth
Equity Income Fund/VA
Michael Levine	Morningstar Large Cap Value
Global Fund/VA
Rajeev Bhaman	Morningstar World Stock

64

Global Multi-Alternatives Fund/VA
Mark Hamilton	Morningstar Multialternative
David Wharmby	Morningstar Global Real Estate
Brian Watson	Alerian MLP Infrastructure TR Index
Benjamin Rockmuller	Morningstar Multialternative
Dokyoung Lee	Morningstar Multialternative
Global Strategic Income Fund/VA
Hemant Baijal Michael Mata Krishna Memani	Morningstar Multisector Bond
International Growth Fund/VA
George Evans Robert Dunphy	Morningstar Foreign Large Growth
Main Street Fund/VA
Manind "Mani" Govil Benjamin Ram Paul Larson	Morningstar Large Blend
Main Street Small Cap Fund/VA
Matthew Ziehl Raymond Anello Raman Vardharaj Joy Budzinski Kristin Ketner Magnus Krantz Adam Weiner	Morningstar Small Blend
Money Fund/VA
Christopher Proctor Adam Wilde	iMoney 1st Tier Retail

Ownership of Fund Shares. As of December 31, 2014, the Portfolio Managers did not beneficially own any shares of the Funds, which are sold only through insurance companies to their contract owners.

Organization and Management of Wholly-Owned Subsidiaries. Each of Global Strategic Income Fund/VA and Global Multi-Alternatives Fund/VA may invest up to 25% of its total assets in its Subsidiary. It is expected that the Subsidiary will invest primarily in commodity and financial futures and option contracts, Gold ETFs, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary's derivatives positions.

Each Subsidiary is an exempted company incorporated under the laws of the Cayman Islands, whose registered office is located at the offices of Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands. The Subsidiaries' affairs are overseen by a board of directors consisting of the following directors:

Sophia A. Dilbert: Ms. Dilbert serves as an independent director on a wide range of alternative investment funds, including fund of funds, hedge funds, private equity funds and segregated portfolio companies. Ms. Dilbert works at MaplesFS, which she joined in 2012. Prior to joining MaplesFS, Ms. Dilbert was Global Head of Legal at Admiral Administration Ltd. in the Cayman Islands, starting there in 2007, where she was responsible for advising on all legal and regulatory matters. Ms. Dilbert was also responsible for the implementation of global policies and procedures. Prior to that, Ms. Dilbert worked for Stuart Walker Hersant as a senior associate in the Cayman Islands, specializing in investment funds and general corporate law. Ms. Dilbert commenced her career with Maples and Calder where she spent eight years as an associate attorney specializing in capital markets and investment funds. Her area of practice also included general corporate and commercial law, real estate, immigration and employment matters. Ms. Dilbert graduated from the University of Liverpool with a Bachelor of Laws with Honours. She is an Attorney-at-Law and is a member of the Caymanian Bar Association, the Cayman Islands Law Society and the Honourable Society of Middle Temple in the United Kingdom. She is a member of the Cayman Islands Directors Association and a member of the Council of the Cayman Islands Stock Exchange.

Letitia Solomon : Ms. Solomon serves as an independent director on a wide range of alternative investment funds including fund of funds, hedge funds, private equity funds, and segregated portfolio companies. Ms. Solomon works at MaplesFS, which she joined in 2008. Prior to joining MaplesFS, Ms. Solomon worked at Deloitte in the Cayman Islands as a senior manager from 2005 to 2007, where she was responsible for a team of consultants providing consulting services to private and public sector entities. Prior to that, Ms. Solomon worked in the Ministry of Finance of the Cayman Islands Government as an assistant financial secretary starting there in 1996. During her time there, Ms. Solomon developed regulatory policy and guidelines for the financial services industry, liaised with the financial services associations in considering regulatory issues impacting the industry as well as changes to legislation,

65

regulations, anti-money laundering policies, procedures and guidance notes and provided general administration and oversight of the affairs and business of the Cayman Islands Monetary Authority ("CIMA"). Ms. Solomon commenced her career with CIMA where she spent nine years providing supervision and regulation of financial services entities and ensuring compliance with relevant laws and regulations. She is also a former director of the board of CIMA. Ms. Solomon graduated from the University of South Florida with a Bachelor of Science Degree in Finance. She holds a MBA from Edinburgh University, Scotland. Ms. Solomon has also received the Accredited Director designation from the Chartered Secretaries Canada. She is a member of the Cayman Islands Directors Association.

Brian W. Wixted: Mr. Wixted's biographical information appears above in the chart "Other Officers of the Funds."

The services of Sophia A. Dilbert and Letitia Solomon are being provided by Maples Fiduciary Services (Cayman) Limited ("MaplesFS"), a regulated entity in the Cayman Islands.

MaplesFS has entered into a Director Services Agreement with each Subsidiary which sets out the terms on which it will provide the services of Sophia A. Dilbert and Letitia Solomon.

The directors provided by MaplesFS are non-executive directors of each Subsidiary. They may be engaged in any other business and/or be concerned or interested in or act as directors or officers of any other company or entity. Neither MaplesFS nor any of the directors supplied by MaplesFS are responsible for (i) the commercial structuring of a Subsidiary or its investment strategy, (ii) the purchase or sale of any investment on behalf of a Subsidiary (which is the responsibility solely of the Investment Manager), (iii) the valuation of the assets of a Subsidiary, or (iv) any loss or damage caused by the acts or omissions of the Manager, any other service provider to a Subsidiary, or any of their delegates or sub-delegates unless any such loss or damage is actually occasioned by the actual fraud, willful default or gross negligence (as defined in the Director Services Agreement) of the directors supplied by MaplesFS.

To the extent that the Subsidiary's directors are considered "commodity pool operators" subject to registration with the CFTC, each Director has delegated to OFI Global Asset Management, Inc. his or her rights and responsibilities as a "commodity pool operator" with respect to the Subsidiary.

Each Subsidiary's Articles of Association (the "Articles") provide that every director and officer of the Subsidiary shall be indemnified out of the assets of the Subsidiary against any liability incurred as a result of any act or failure to act in carrying out his or her functions other than such liability (if any) that may be incurred by reason of the actual fraud, willful default or gross negligence of such director or officer. The Articles also provide that no such director or officer shall be liable to the Subsidiary for any loss or damage in carrying out his or her functions unless that liability arises through the actual fraud, willful default or gross negligence of such director or officer.

The Director Services Agreement provides that none of MaplesFS or any of the directors provided by the Maples Group shall be liable to the Subsidiary under or in connection with the Director Services Agreement in an amount more than that specified in the Agreement, except in circumstances where such liability was caused by the actual fraud of MaplesFS or, as the case may be, any of the directors provided by the Maples Group.

Each Subsidiary has entered into separate contracts with the Manager for the management of its portfolio. Each Subsidiary has also entered into arrangements with KPMG LLP to serve as the Subsidiary's independent auditor. Each Subsidiary has also entered into arrangements with JP Morgan Chase Bank to serve as the Subsidiary's custodian, and with OppenheimerFunds Services to serve as the Subsidiary's transfer agent. Each Subsidiary has adopted compliance policies and procedures that are substantially similar to the policies and procedures adopted, respectively, by Global Strategic Income Fund/VA and Global Multi-Alternatives Fund/VA. Global Strategic Income Fund/VA's and Global Multi-Alternatives Fund/VA's Chief Compliance Officer oversees implementation of the Subsidiaries' policies and procedures, and makes periodic reports to each Fund's Board regarding its Subsidiary's compliance with its policies and procedures.

Global Strategic Income Fund/VA and Global Multi-Alternatives Fund/VA each pays the Manager a fee for its services. The Manager has contractually agreed to waive the management fee it receives from each Fund in an amount equal to the management fee paid to the Manager by the Subsidiary. This undertaking will continue in effect for as long as each Fund invests in its Subsidiary, and may not be terminated by the Manager unless the Manager first obtains the prior approval for such termination from the Board of Trustees of Global Strategic Income Fund/VA and Global Multi-Alternatives Fund/VA . Each Subsidiary will bear the fees and expenses incurred in connection with the custody, transfer agency, and audit services that it receives. Both Global Strategic Income Fund/VA and Global Multi-Alternatives Fund/VA expects that the expenses borne by its Subsidiary will not be material in relation to the value of each Fund's respective assets. It is also anticipated that each Fund's own expenses will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. It is therefore expected that each Fund's investment in the Subsidiary will not result in it paying duplicative fees for similar services provided to the Fund and its Subsidiary.

Please refer to the section titled "Distributions and Taxes" for information about certain tax aspects of Global Strategic Income Fund/VA's and Global Multi-Alternative Fund/VA's investment in the Subsidiaries.

Brokerage Policies of the Funds

Brokerage Provisions of the Investment Advisory Agreements and the Sub-Advisory Agreements.  One of the duties of the Sub-Adviser under the sub-advisory agreements is to arrange the portfolio transactions for the Funds. The sub-advisory agreements contain provisions relating to the employment of broker-dealers for that purpose. The Sub-Advisory agreements authorize the Sub-

66

Adviser to employ broker-dealers, including "affiliated brokers," as that term is defined in the Investment Company Act, that the Sub-Adviser thinks, in its best judgment based on all relevant factors, will implement the policy of the Funds to obtain the "best execution" of the Funds' portfolio transactions. "Best execution" means executing trades in a manner such that the total costs or proceeds are the most favorable under the circumstances. Some of the circumstances that may influence this decision are: cost (brokerage commission or dealer spread), size of order, difficulty of order, and the firm's ability to provide prompt and reliable execution.  The Sub-Adviser need not seek competitive commission bidding. However, the Sub-Adviser is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Funds as established by their Board of Trustees. The Funds are not required to pay the lowest available commission.

Under the investment advisory and sub-advisory agreements, in choosing brokers to execute portfolio transactions for the Funds, the Manager and the Sub-Adviser may select brokers (other than affiliates) that provide both brokerage and research services to the Funds. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager and Sub-Adviser make a good faith determination that the commission is fair and reasonable in relation to the services provided.

Brokerage Practices Followed by the Sub-Adviser. The Sub-Adviser allocates brokerage for the Funds subject to the provisions of the sub-advisory agreements and other applicable rules and procedures described below.

The Sub-Adviser's portfolio traders allocate brokerage based upon recommendations from the Sub-Adviser's portfolio managers, together with the portfolio traders' judgment as to the execution capability of the broker or dealer. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Sub-Adviser's executive officers supervise the allocation of brokerage.

For Equity Funds, transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, a Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions that are available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions executed in the secondary market. Otherwise, brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, a Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

For the Fixed-Income Funds, most securities purchases made by a Fund are in principal transactions at net prices. A Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Sub-Adviser determines that a better price or execution may be obtained by using the services of a broker. Therefore, a Fund does not incur substantial brokerage costs. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price. In an option transaction, a Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the investment to which the option relates.

Other accounts advised by the Sub-Adviser have investment policies similar to those of the Funds. Those other accounts may purchase or sell the same securities as a Fund at the same time as that Fund, which could affect the supply and price of the securities. When possible, the Sub-Adviser tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Sub-Adviser or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund's shares by (1) directing to that broker or dealer any of the fund's portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund's portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of "step-out" transaction). In other words, a fund and its investment adviser cannot use the fund's brokerage for the purpose of rewarding broker-dealers for selling the fund's shares.

However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager and the Sub-Adviser have adopted procedures (and the Funds' Board of Trustees has approved those procedures) that permit the Funds to direct portfolio securities transactions to brokers or dealers that also promote or sell shares of the Funds, subject to the "best execution" considerations discussed above. Those procedures are designed to prevent: (1) the Sub-Adviser's personnel who effect the Funds' portfolio transactions from taking into account a broker's or dealer's promotion or sales of the Funds shares when allocating the Funds' portfolio transactions, and (2) the Funds, the Manager, the Sub-Adviser and the Distributor from entering into agreements or understandings under which the Sub-Adviser directs or is expected to direct the Funds' brokerage directly, or through a "step-out" arrangement, to any broker or dealer in consideration of that broker's or dealer's promotion or sale of the Funds' shares or the shares of any of the other Oppenheimer funds.

The investment advisory and sub-advisory agreements permit the Manager and the Sub-Adviser to allocate brokerage for research services. The research services provided by a particular broker may be useful both to the Funds and to one or more of the other accounts advised by the Manager or its affiliates. Investment research may be supplied to the Manager and the Sub-Adviser by the broker or by a third party at the instance of a broker through which trades are placed.

Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a

67

research service also assists the Manager or Sub-Adviser in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager or Sub-Adviser in the investment decision making process may be paid in commission dollars.

Although the Manager and the Sub-Adviser currently do not do so, the Board of Trustees may permit the Manager and the Sub-Adviser to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager or Sub-Adviser that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Trustees may also permit the Manager and Sub-Adviser to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

The research services provided by brokers broaden the scope and supplement the research activities of the Manager and the Sub-Adviser. That research provides additional views and comparisons for consideration, and helps the Manager and the Sub-Adviser to obtain market information for the valuation of securities that are either held in the Funds' portfolio or are being considered for purchase. The Manager and the Sub-Adviser provide information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's and the Sub-Adviser's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

During the fiscal years ended December 31, 2012, 2013 and 2014, the Fund paid the total brokerage commissions indicated in the chart below.

The change in total brokerage commissions paid by each of Conservative Balanced Fund/VA and Equity Income Fund/VA in the prior two years preceding the most recently completed fiscal year is due to a change in each Fund's portfolio management team that occurred in 2013. The change in total brokerage commissions paid by Global Multi-Alternatives Fund/VA in the prior two years preceding the most recently completed fiscal year is due to an ongoing transition in the Fund's portfolio toward a more diversified risk profile.

Total Brokerage Commissions Paid by the Funds*
Fund	2012	2013	2014
Capital Appreciation Fund/VA	$346,752	$781,163	$449,625
Conservative Balanced Fund/VA	$227,905	$251,742	$51,137
Core Bond Fund/VA	$8,049	$8,151	$6,357
Discovery Mid Cap Growth Fund/VA	$603,992	$583,781	$713,426
Equity Income Fund/VA	$10,481	$13,767	$8,703
Global Fund/VA	$951,074	$784,638	$806,433
Global Multi-Alternatives Fund/VA	N/A	$6,128	$200,887
Global Strategic Income Fund/VA	$674,998	$178,068	$107,879
International Growth Fund/VA	$227,535	$311,018	$371,808
Main Street Fund/VA	$770,518	$884,122	$705,495
Main Street Small Cap Fund/VA	$1,390,451	$1,182,403	$1,062,639
Money Fund/VA	$0	$0	$0

* Amounts do not include spreads or commissions on principal transactions on a net trade basis.

During the fiscal year ended December 31, 2014, the Fund paid the following amounts in commissions to firms that provide brokerage and research services to the Fund with respect to the aggregate portfolio transactions indicated. All such transactions were on a "best execution" basis, as described above. The provision of research services was not necessarily a factor in the placement of all such transactions.

Fund	Commissions Paid to Firms that Provide Research	Aggregate Transactions by Firms that Provide Research
Capital Appreciation Fund/VA	$93,605	$327,258,343
Conservative Balanced Fund/VA	$11.224	$20,612,414
Core Bond Fund/VA	$0	$0
Discovery Mid Cap Growth Fund/VA	$154,283	$426,666,876
Equity Income Fund/VA	$1,574	$2,563,391
Global Fund/VA	$143,407	$233,621,389

68

Global Multi-Alternatives Fund/VA	$18,909	$26,630,239
Global Strategic Income Fund/VA	$0	$0
International Growth Fund/VA	$54,472	$45,748,011
Main Street Fund/VA	$122,471	$290,966,656
Main Street Small Cap Fund/VA	$211,226	$293,474,859
Money Fund/VA	$0	$0

Regular Broker-Dealers. If the Fund has acquired during its most recent fiscal year, securities of its regular brokers or dealers as defined in Rule 10b-1 under the Investment Company Act or of their parents, the following table identifies those regular brokers or dealers or their parents that derived more than 15% of their gross revenues from the business of a broker, a dealer, an underwriter, or an investment adviser as of the fiscal year ended December 31, 2014:

Fund Name	Name of Regular Broker or Dealer or Parent of Regular Broker or Dealer	Aggregate Holdings of the Securities of the Issuer as of the Fiscal Year Ended December 31, 2014
Capital Appreciation Fund/VA
	AON Capital Markets	$6,506,286.30
Conservative Balanced Fund/VA
	Citigroup Global Markets	$2,383,004.40
	J.P. Morgan Securities LLC	$2,123,965.20
	AIG Financial Securities Corp.	$1,398,009.60
	J.P. Morgan Securities LLC	$1,304,782.23
	Citigroup Global Markets	$984,200.67
	Suntrust Capital Markets, Inc.	$915,148.79
	Morgan Stanley & Co. LLC	$851,349.47
	General Electric Capital Corp.	$745,937.50
	Credit Suisse	$615,161.92
	Merrill Lynch	$600,720.23
	Royal Bank of Scotland	$527,500.00
	BNP Paribas Securities Corp.	$525,972.59
	Blackstone Group - Deal Only	$493,927.35
	ING Financial Market LLC	$492,525.00
	Societe Generale	$458,427.20
	Goldman Sachs & Company	$454,832.00
	Wells Fargo Securities	$453,490.00
	Commerzbank Capital Markets Corp.	$436,060.80
	Banc of America Securities	$423,948.75
	Lazard Frerers & Company	$423,182.12
	Prudential Securities	$328,931.25
	Raymond James & Associates, Inc.	$302,384.08
Core Bond Fund/VA
	J.P. Morgan Securities LLC	$1,092,690.78
	Citigroup Global Markets	$809,370.82
	Suntrust Capital Markets, Inc.	$769,371.99
	Morgan Stanley & Co. LLC	$710,813.46
	General Electric Capital Corp.	$627,812.50
	Credit Suisse	$507,203.04
	Merrill Lynch	$501,544.72

69

	Raymond James & Associates, Inc.	$475,827.02
	BNP Paribas Securities Corp.	$429,969.83
	Blackstone Group - Deal Only	$411,965.61
	Goldman Sachs & Company	$386,810.25
	Wells Fargo	$386,830.00
	Societe Generale	$385,495.60
	Banc of America Securities	$365,696.25
	Commerzbank Capital Markets Corp.	$361,076.80
	Lazard Freres & Company	$355,641.83
	ING Financial Market LLC	$353,225.00
	Royal Bank of Scotland	$316,500.00
	Prudential Securities	$298,125.00
Discovery Mid Cap Growth Fund/VA
	Raymond James & Associates, Inc.	$6,374,085.40
	Lazard Freres & Company	$4,763,356.30
	TD Securities	$3,620,578.20
Equity Income Fund/VA
	Citigroup Global Markets	$515,397.75
	J.P. Morgan Securities LLC	$470,914.50
	Goldman Sachs & Company	$179,292.75
	Morgan Stanley & Co. LLC	$151,320.00
	Wells Fargo Securities	$150,755.00
	Banc of America Securities	$47,855.75
	AIG Financial Securities Corp.	$44,808.00
	Credit Suisse	$27,588.00
	M&T Securities, Inc.	$6,281.00
Global Fund/VA
	Citigroup Global Markets	$56,359,352.70
	Prudential Securities	$49,047,778.23
	UBS Investment Bank	$47,359,050.97
	Goldman Sachs & Company	$42,714,317.10
	Credit Suisse	$31,053,906.92
	Itau Securities	$23,375,544.74
	Deutsche Bank	$20,874,327.88
	Societe Generale	$19,166,291.66
Global Multi-Alternatives Fund/VA
	M&T Securities, Inc.	$1,156,058.30
	J.P. Morgan Securities LLC	$399,886.20
	Citigroup Global Markets	$356,043.80
	Wells Fargo Securities	$138,694.60
	Royal Bank of Scotland	$109,013.00
	Goldman Sachs & Company	$78,694.98
Global Strategic Income Fund/VA
	Barclays Capital Inc.	$5,913,538.98
	Commerzbank Capital Markets Corp.	$5,825,680.00

70

	BNP Paribas Securities Corp.	$5,065,157.68
	Societe Generale	$4,167,520.00
	Royal Bank of Scotland	$3,030,582.17
	HSBC Securities (USA) Inc.	$2,710,150.00
	TD Securities	$1,431,689.90
	Deutsche Bank	$765,187.50
International Growth Fund/VA
	ICAP Securities (USA)	$6,574,763.78
	Prudential Securities	$5,376,464.58
	UBS Investment Bank	$4,280,252.55
Main Street Fund/VA
	Citigroup Global Markets	$47,096,153.58
	AIG Financial Securities Corp.	$26,817,588.00
	J.P. Morgan Securities LLC	$26,365,579.80
Main Street Small Cap Fund/VA	N/A	N/A
Money Fund/VA	N/A	N/A

Distribution and Service Arrangements

The Distributor. Under its General Distributor's Agreement with each Fund, OppenheimerFunds Distributor, Inc. ("OFDI" or the "Distributor") will act as the principal underwriter for the Funds' Service shares.

Distribution and Service (12b-1) Plans. Each Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the Investment Company Act (a "Plan") for its Service shares. Each Fund that offers Service shares will make compensation payments to the Distributor in connection with the distribution and/or servicing of those shares. The Distributor will pay insurance company separate account sponsors and other entities that offer and/or provide services to Service shares, as described in the applicable Fund's Prospectus.

Each Plan has been approved by a vote of (i) the Board of Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the Manager as the then-sole initial holder of such shares.

Under the Plans, the Funds currently use the fees it receives to pay insurance company separate account sponsors or their affiliates (each is referred to as a "Recipient") for personal services and account maintenance services they provide for their customers who hold Service shares. The services include, among others, answering customer inquiries about the Funds, assisting in establishing and maintaining accounts in the Funds, and providing other services at the request of a Fund.

Under the Plans, no payment will be made to any Recipient in any period if the aggregate net assets of a Fund's Service shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Trust's Independent Trustees. The Plans provide for a fee of 0.25% of average annual net assets (although the Board of Trustees had set the fee at 0.15% of average net assets for all series prior to May 1, 2003). As of December 31, 2014, the Board had set no minimum asset amount. For the fiscal year ended December 31, 2014, all payments made under the Service share Plan were paid by the Distributor, to Recipients (including Recipients affiliated with the Manager).

The Service shares payments during the fiscal year ended December 31, 2014, for all Funds having Service shares outstanding as of that date, were as follows:

Fund	Service Plan Payments by OFDI
Capital Appreciation Fund/VA Service Shares	$855,769
Conservative Balanced Fund/VA Service Shares	$163,156
Core Bond Fund/VA Service Shares	$137,684
Discovery Mid Cap Growth Fund/VA Service Shares	$82,084
Equity Income Fund/VA Service Shares	$27,480
Global Fund/VA Service Shares	$3,135,773
Global Multi-Alternatives Fund/VA Service Shares	$802
Global Strategic Income Fund/VA Service Shares	$4,105,081

71

International Growth Fund/VA Service Shares	$321,015
Main Street Fund/VA Service Shares	$2,135,400
Main Street Small Cap Fund/VA Service Shares	$2,388,222

Under the Plans, the Sub-Adviser and the Distributor may make payments to affiliates. In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the Sub-Adviser derives from the advisory fees it receives from the Funds, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Funds' shares. These payments, some of which may be referred to as "revenue sharing," may relate to the Funds' inclusion on a financial intermediary's preferred list of funds offered to its clients.

Unless a plan is terminated as described below, each Plan continues in effect from year to year but only if the Trust's Board of Trustees and its Independent Trustees specially vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing each Plan. Each Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding Service shares. The Board of Trustees and the Independent Trustees must approve all material amendments to each plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment.

While the plans are in effect and Service shares are outstanding, the Treasurer of the Trust shall provide separate written reports on each plan to the Board of Trustees at least quarterly for their review. The reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made.

A plan states that while it is in effect, the selection and nomination of these Trustees of the Trust who are not "interested persons" of the Trust are committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

Payments to Financial Intermediaries

Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of 12b-1 distribution and service plan payments as described above. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the financial intermediary's clients, also described in this SAI. In addition, the Sub-Adviser the Transfer Agent, Sub-Transfer Agent and the Distributor may make payments to financial intermediaries in connection with the intermediaries' offering and sales of Fund shares and shares of other Oppenheimer funds, or their provision of marketing or promotional support, transaction processing, sub-accounting, operational and recordkeeping, networking or administrative services. Among the financial intermediaries that may receive these payments are brokers or dealers who sell or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan or qualified tuition program administrators, third party administrators, recordkeepers or other institutions that have selling, servicing or other arrangements with the Transfer Agent, Sub-Transfer Agent, Sub-Adviser or the Distributor. The payments to financial intermediaries vary by the types of products sold, the features of the Fund share class and the role played by the intermediary.

Types of payments to financial intermediaries may include, without limitation, all or portions of the following:

Payments made by the Fund, or by an investor buying or selling shares of the Fund, including:

■

ongoing asset-based distribution and/or service fees (described in the section "Distribution and Service Arrangements - Distribution and Service (12b-1) Plans" above).

Payments made by the Transfer Agent or Sub-Transfer Agent of the Oppenheimer funds to intermediaries, including fees for providing omnibus accounting, operational and recordkeeping, networking, sub-transfer agency or other administrative services.

In addition, the Sub-Adviser or Distributor may, at their discretion, make the following types of payments from their own resources, which may include profits the Sub-Adviser derives from investment advisory fees paid by the Fund. Payments are made based on the guidelines established by the Sub-Adviser and Distributor, subject to applicable law. These payments are often referred to as "revenue sharing" payments, and may include:

■

compensation for marketing or promotional support, support provided in offering shares in the Fund or other Oppenheimer funds through certain trading platforms and programs, and other promotional or marketing services; and

■

other compensation, to the extent the payment is not prohibited by law or by any self-regulatory agency, such as FINRA.

Although an intermediary that sells Fund shares may also act as a broker or dealer in connection with the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, neither the Manager nor the Sub-Adviser considers a financial intermediary's sales of shares of the Fund or other Oppenheimer funds when choosing brokers or dealers to effect portfolio transactions for the Fund or other Oppenheimer funds.

Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation:

■

charges for setting up access for the Fund or other Oppenheimer funds on particular trading systems;

72

■

marketing, promotional support and program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee-based programs, fund "supermarkets," bank or trust company products or insurance companies' variable annuity or variable life insurance products;

■

placement on the dealer's list of offered funds;

■

providing representatives of the Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives; or

■

firm support, such as business planning assistance, advertising, or educating a financial intermediary's sales personnel about the Oppenheimer funds.

These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payments may exceed the cost of providing the services. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund's Prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from the Fund, the Transfer Agent, Sub-Transfer Agent, Sub-Adviser or the Distributor and any services it provides, as well as the fees and commissions it charges.

For the year ended December 31, 2014, the following financial intermediaries and/or their affiliates (which in some cases are broker-dealers) offered shares of the Oppenheimer funds and received revenue sharing or similar distribution-related payments (of at least $5,000) from the Sub-Adviser or the Distributor for marketing or program support:

1ST Global Capital Corp
AIG Advisor Group, Inc.
Allianz Life Insurance Company
Allstate Life Insurance Company
American General Annuity Insurance Company
American Portfolios Financial Services Inc.
Ameriprise Financial Services, Inc.
Ameritas Life Insurance Company
AXA Advisors, LLC
Bank of America Merrill Lynch
Cadaret Grant & Co.
Cambridge Investment Research
CCO Investment Services Corporation
Cetera Financial
Citigroup Global Markets Inc.
C.M. Life Insurance Company
Commonwealth Financial Network
CUNA Brokerage Services, Inc.
CUSO Financial Services, LP
Edward Jones and Company
GE Life and Annuity Company
Genworth Financial, Inc.
Goldman Sachs & Co
Great West Life Insurance Company
Guardian Insurance & Annuity Company, Inc.
GWFS Equities, Inc.
H. Beck, Inc.
H.D. Vest Investment Services, Inc.
Hartford Life Insurance Company
ING
Investacorp, Inc.
Investors Capital Corp.
Janney Montgomery Scott LLC
JP Morgan Chase Bank

73

Legend Equities Co.
Lincoln Benefit Life
Lincoln Financial Securities Corporation
Lincoln Investment Planning, Inc.
LPL Financial Corporation
Massachusetts Mutual Life Insurance Company
MetLife Investors Insurance Company
MetLife Securities, Inc.
MML Bay State Life Insurance Company
Morgan Stanley Smith Barney LLC
National Planning Holdings, Inc.
Nationwide Financial Services, Inc.
NFP Securities Inc.
Northwestern Mutual Investment Services, LLC
Oppenheimer & Co. Inc.
Park Avenue Securities LLC
PlanMember Securities Corp.
PNC Investments LLC
Protective Life and Annuity Insurance Company
Prudential Investment Management Services, Inc.
Pruco Life of Arizona
Raymond James & Associates Inc.
Raymond James Financial Services, Inc.
RBC Capital Markets
Riversource Life Insurance Co.
Robert W. Baird & Co.
Securities America, Inc.
Security Financial Resources, Inc
Signator Investments, Inc.
State Farm VP Management Corp.
Stifel Nicolaus & Co., Inc.
Sun Life Assurance Company of Canada (U.S.)
Sun Life Insurance and Annuity Companyof New York
Sun Life Insurance and Annuity Company (Bermuda) Ltd.
Sun Trust Bank
Sun Trust Investment Services, Inc.
Thrivent Investment Management
Transamerica Life Insurance Co
UBS Financial Services, Inc.
Wells Fargo Advisors/First Clearing LLC

For the year ended December 31, 2014, the following financial intermediaries and/or their affiliates (which in some cases are broker-dealers) received payments from the Transfer Agent or Sub-Transfer Agent (of at least $2,500) for operational and recordkeeping, networking, sub-accounting or administrative services provided:

1ST Global Capital Corp
ACS HR Solutions LLC
ADP Broker-Dealer, Inc.
Alerus Retirement Solutions
Allianz Life Insurance Company
Allstate Life Insurance Company
American Funds
American General Annuity Insurance Company
American United Life Insurance Co.
Ameriprise Financial Services, Inc.
Ameritas Life Insurance Company
Annuity Investors Life Insurance Company
Ascensus
AXA Equitable Life Insurance Company
Benefit Consultants Group
Benefit Plans Administrative Services, Inc.
Benefit Trust Company
Benetech, Inc.
Charles Schwab & Co., Inc.
City National Investments Trust
CPI Qualified Plan Consultants
CUNA Mutual Insurance Society
DA Davidson & Co.
DailyAccess Corporation
Davenport & Co., LLC
David Lerner Associates, Inc.
Digital Retirement Solutions
Dyatech, LLC
E*TRADE Clearing LLC
Edward Jones and Company
ExpertPlan Retirement Plan Services
Federal Kemper Life Assurance Company
Fidelity Brokerage Services LLC
GE Financial Assurance
GE Life and Annuity Company
Genworth Financial, Inc.
Goldman Sachs & Co.
Great West Life Insurance Company
Guardian Insurance & Annuity Company, Inc.
H.D. Vest Investment Services, Inc.
Hartford Life & Annuity Company
Hartford Life Insurance Company
Hewitt Associates LLC
ING
Intuition Systems, Inc.
Jackson National Life Insurance Company

74

Jefferson National Life Insurance
John Hancock Life Insurance Company (U.S.A)
JP Morgan Securities, Inc.
Kemper Investors Life Insurance Company
Lincoln Benefit National Life
Lincoln Financial Securities Corporation

75

Lincoln Investment Planning Inc.
LPL Financial Corporation
Marshall & Ilsley Trust Company, Inc.
Massachusetts Mutual Life Insurance Company
Matrix Settlement & Clearance Services
Mercer HR Services
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Mid Atlantic Capital Co.
Milliman, Inc.
Minnesota Life Insurance Company
Morgan Stanley Smith Barney, LLC
National City Bank
New York Life Insurance and Annuity Company
Newport Retirement Services
Northwest Plan Services Inc.
Oppenheimer & Co. Inc.
Pacific Life Insurance Co.
Penson Financial Services
Pershing LLC
Phoenix Life Insurance Company
Plan Administrators Inc.
PlanMember Securities
Principal Life Insurance
Protective Life and Annuity Insurance Company
Prudential
Pruco Life of Arizona
PSMI Group
Raymond James Financial Services, Inc.
RBC Capital Markets, LLC
Reliance Trust Co.
Robert W. Baird & Co., Inc.
Scott & Stringfellow, Inc.
Security Financial Resources, Inc.
Standard Insurance Co.
Stifel Nicolaus & Company Incorporated
Sun Life Insurance Company
T. Rowe Price
TD Ameritrade Clearing, Inc.
The Retirement Plan Company, LLC
Tiaa-Cref Individual & Institutional
Transamerica Life Insurance Co.
Transamerica Retirement Services
Trust Company of America
UBS Financial Services, Inc.
Unified Fund Services, Inc.
Union Central Life Insurance Company
USAA Investment Management Co.
VALIC Financial Advisors, Inc.
Vanguard Group
Wells Fargo Advisors LLC
Wilmington Trust Company

How to Buy Shares

Shares of the Funds are sold to provide benefits under variable life insurance policies and variable annuity and other insurance company separate accounts, as explained in the Prospectuses of the Funds and of the insurance product you have selected. Instructions from an investor to buy or sell shares of a Fund should be directed to the insurance sponsor for the investor's separate account, or that insurance sponsor's agent.

Determination of Net Asset Value Per Share. The net asset value, or "NAV," per share for each class of shares of the Fund is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The NAV is determined as of the close of business on the New York Stock Exchange ("NYSE") on each day that the NYSE is open. The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references to time in this SAI mean "Eastern time." The NYSE's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (Presidents Day), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

Dealers other than NYSE members may conduct trading in certain securities on days that the NYSE is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on days when shareholders may not purchase or redeem shares. Additionally, trading on many foreign stock exchanges and over-the-counter markets normally is completed before the close of the NYSE.

Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the close of the principal market on which a security is traded, but before the close of the NYSE, will not be reflected in the Fund's calculation of its net asset values that day unless the investment adviser learns of the event and determines that the event is likely to cause a material change in the value of the security. The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations under those procedures to the investment adviser's "Valuation Committee". Fair value determinations are subject to review, approval, ratification and confirmation by the Board at its next scheduled meeting after the fair valuations are determined.

Allocation of Expenses. Each Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of each Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

For each Fund that has more than one class of shares outstanding, methodology for calculating the net asset value, dividends and distributions of each Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of a Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Securities Valuation. The Funds' Board of Trustees has established procedures for the valuation of the Funds' securities. In general those procedures for all Funds other than Money Fund/VA are as follows:

■

Equity securities traded on a U.S. securities exchange are valued as follows:

1.

if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded, on that day, or

2.

if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation date.

■

Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:

1.

at the last sale price available to the pricing service approved by the Board of Trustees, or

2.

at the last sale price obtained by the Sub-Adviser from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or

3.

at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.

■

Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Funds' Board of Trustees or obtained by the Sub-Adviser from two active market makers in the security on the basis of reasonable inquiry.

76

■

The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Funds' Board of Trustees or obtained by the Sub-Adviser from two active market makers in the security on the basis of reasonable inquiry:

1.

debt instruments that have a maturity of more than 397 days when issued,

2.

debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and

3.

non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.

■

The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:

1.

money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and

2.

debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

■

Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Sub-Adviser is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Sub-Adviser may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Sub-Adviser will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

The closing prices in the New York foreign exchange market on a particular business day that are provided to the Sub-Adviser  by a bank, dealer or pricing service that the Sub-Adviser has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded, as determined by a pricing service approved by the Board of Trustees or by the Sub-Adviser. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange on the valuation date. If not, the value shall be the closing bid price on the principal exchange on the valuation date. If the put, call or future is not traded on an exchange, it shall be valued by the mean between "bid" and "asked" prices obtained by the Sub-Adviser from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

When a Fund writes an option, an amount equal to the premium received is included in that Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Funds' gain on investments, if a call or put written by a Fund is exercised, the proceeds are increased by the premium received. If a call or put written by a Fund expires, that Fund has a gain in the amount of the premium. If a Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If a Fund exercises a put it holds, the amount that Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by that Fund.

Money Fund/VA Net Asset Valuation Per Share. Money Fund/VA will seek to maintain a net asset value of $1.00 per share for purchases and redemptions. There can be no assurance it will be able to do so. Money Fund/VA operates under Rule 2a-7 under which it may use the amortized cost method of valuing their shares. The Funds' Board of Trustees has adopted procedures for that purpose. The amortized cost method values a security initially at its cost and thereafter assumes a constant amortization of any premium or accretion of any discount, regardless of the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized capital gains or losses.

The Funds' Board of Trustees has established procedures intended to stabilize Money Fund/VA's net asset value at $1.00 per share. If Money Fund/VA's net asset value per share were to deviate from $1.00 by more than 0.5%, Rule 2a-7 requires the Board promptly to consider what action, if any, should be taken. If the Trustees find that the extent of any such deviation may result in material dilution or other unfair effects on shareholders, the Board will take whatever steps it considers appropriate to eliminate or reduce such dilution or unfair effects, including, without limitation, selling portfolio securities prior to maturity, shortening the average portfolio maturity, withholding or reducing dividends, reducing the outstanding number of shares of that Fund without monetary consideration, or calculating net asset value per share by using available market quotations.

As long as Money Fund/VA uses Rule 2a-7, it must abide by certain conditions described in the Prospectus which limit the maturity of securities that Fund buys. Under Rule 2a-7, the maturity of an instrument is generally considered to be its stated maturity (or in the case of an instrument called for redemption, the date on which the redemption payment must be made), with special exceptions for certain variable rate demand and floating rate instruments. Repurchase agreements and securities loan agreements are, in general, treated as having maturity equal to the period scheduled until repurchase or return, or if subject to demand, equal to the notice period.

While amortized cost method provides certainty in valuation, there may be periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price Money Fund/VA would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of that Fund may tend to be lower (and net investment income and

77

daily dividends higher) than market prices or estimates of market prices for its portfolio. Thus, if the use of amortized cost by the funds resulted in a lower aggregate portfolio value on a particular day, a prospective investor in Money Fund/VA would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in that Fund would receive less investment income than if Money Fund/VA were priced at market value. Conversely, during periods of rising interest rates, the daily yield on shares of that Fund will tend to be higher and its aggregate value lower than that of a portfolio priced at market value. A prospective investor would receive a lower yield than from an investment in a portfolio priced at market value, while existing investors in Money Fund/VA would receive more investment income than if that Fund were priced at market value.

Fair Value Pricing. Pursuant to Rule 2a-7, Money Fund/VA will also calculate a shadow price for periodic review by the Board. For purposes of calculating the shadow price, Money Fund/VA may if after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset value is calculated that day, an event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security, that security may be valued by another method that the Board believes would more accurately reflect the security's fair value. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined.

Money Fund/VA's use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

Valuation of the Subsidiaries and their Underlying Investments. The securities valuation procedures for Global Strategic Income Fund/VA and Global Multi-Alternatives Fund/VA are the same used in valuing each respective Subsidiary's portfolio investments and shares of each respective Subsidiary.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of a Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid portfolio securities from the portfolio of the Fund, in lieu of cash. The Board of Trustees of the Fund has adopted procedures for "in kind" redemptions. In accordance with the procedures, the Board of Trustees of a Fund may be required to approve an "in kind" redemption paid to a shareholder that holds 5% or more of the shares of any class, or of all outstanding shares, of that Fund, or to any other shareholder that may be deemed to be an "affiliated person" under section 2(a)(3) of the Investment Company Act.

Each of Oppenheimer Global Fund/VA, Oppenheimer Main Street Fund®/VA and Oppenheimer Global Strategic Income Fund/VA has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, each of Oppenheimer Global Fund/VA, Oppenheimer Main Street Fund®/VA and Oppenheimer Global Strategic Income Fund/VA is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of such Fund redeemed during any 90-day period for any one shareholder. As of the date of this SAI, those Funds intend to redeem shares in kind only under certain limited circumstances (such as redemptions of substantial amounts by shareholders that have consented to such in kind redemptions). If shares are redeemed in kind, the redeeming shareholder may incur brokerage or other costs in selling the securities.  Each of the Funds will value securities used to pay redemptions in kind using the same method it uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Distributions and Taxes

Dividends and Distributions. The Funds have no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Funds' portfolio, and expenses borne by the Fund or borne separately by a class (if more than one class of shares is outstanding). Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. Dividends on Service shares are expected to be lower because of the additional expenses for those shares. Dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

Taxes. Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to qualify as a "regulated investment company" under the provisions of Subchapter M of the Code. As a regulated investment company, each Fund is required to distribute to its shareholders for each taxable year at least the sum of 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) and 90% of its net tax exempt interest income. To qualify for treatment as a regulated investment company, a Fund must meet certain income source, asset diversification and income distribution requirements. If each Fund qualifies as a "regulated investment company" and complies with the relevant provisions of the Code, each Fund will be relieved of federal income tax on the part of its net investment company taxable income and realized net capital gain which it distributes to the separate accounts. If a Fund fails to qualify as a regulated investment company, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains. Furthermore, all distributions to its shareholders would then constitute ordinary dividend income to the extent of such Fund's available earnings and profits, and insurance policy and product holders could be subject to current tax on distributions received with respect to Fund shares.

78

As discussed above, each Fund needs to satisfy certain requirements relating to the source of its income, diversification of assets, and distribution of income, in order to qualify for favorable U.S. federal tax treatment as a regulated investment company. If the Fund enters into derivative financial instrument or similar transactions, it will consider the requirements for qualification as a regulated investment company, the expected tax treatment of such transactions, as well as the applicable regulatory rules and authorities. However, there may be no direct authority specifically addressing the application of the rules applicable to regulated investment companies to certain potential derivative financial instrument activities, including for instance securities lending activities, that may be entered into by the Fund. As a result, in certain cases, the tax treatment of an activity entered into by the Fund may be uncertain, and there can be no assurance that the tax authorities in question or a court of law will agree with the Fund's characterization of a transaction in applying the qualification requirements for tax treatment as a regulated investment company, or with respect to the recognition of income, deductions, gain, or loss, or any liability for taxes arising from such transaction.

Each Fund supports variable life insurance, variable annuity contracts and other insurance company separate accounts and therefore must, and intends to, comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements place certain limitations on the proportion of each Fund's assets that may be represented by any single investment (which includes all securities of the issuer) and are in addition to the diversification requirements applicable to such Fund's status as a regulated investment company. For these purposes, each U.S. Government agency or instrumentality is treated as a separate issuer, while a particular foreign government and its agencies, instrumentalities, and political subdivisions are all considered the same issuer.

Generally, a regulated investment company must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% federal excise tax. However, the excise tax does not apply to a Fund whose only shareholders are certain tax-exempt trusts or segregated asset accounts of life insurance companies held in connection with variable contracts, or any other tax-exempt entity whose ownership of beneficial interests in the company would not preclude exemption from the excise tax or another regulated investment company that qualifies for this exemption. The Funds intend to qualify for this exemption or to make distributions in accordance with the calendar year distribution requirements and therefore do not expect to be subject to this excise tax.

Foreign Taxes. Investment income received from sources within foreign countries may be subject to foreign income taxes. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries that entitle certain investors to a reduced rate of tax (generally 10-15%) or to certain exemptions from tax. Each Fund will operate so as to qualify for such reduced tax rates or tax exemptions whenever possible. While insurance policy and product holders will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Fund.

The Funds that may invest in foreign securities, may invest in securities of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of the its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. A Fund investing in securities of PFICs may be subject to U.S. federal income taxes and interest charges, which would reduce the investment return of a Fund making such investments. The owners of variable annuities, variable life insurance products and other insurance company separate accounts investing in such Fund would effectively bear the cost of these taxes and interest charges. In certain cases, a Fund may be eligible to make certain elections with respect to securities of PFICs that could reduce taxes and interest charges payable by the Fund. However, no assurance can be given that such elections can or will be made.

Tax Considerations with Respect to each Subsidiary. Global Strategic Income Fund/VA and Global Multi-Alternatives Fund/VA may each invest a portion of its assets in its Subsidiary, each of which is classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiaries, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that each Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code (the "Safe Harbor") pursuant to which a Subsidiary, provided it is not a dealer in stocks, securities or commodities, may engage in the following activities without being deemed to be engaged in a U.S. trade or business: (1) trading in stocks or securities (including contracts or options to buy or sell securities) for its own account; and (2) trading, for its own account, in commodities that are "of a kind customarily dealt in on an organized commodity exchange" if the transaction is of a kind customarily consummated at such place. Thus, a Subsidiary's securities and commodities trading activities should not constitute a U.S. trade or business. However, if certain of a Subsidiary's activities were determined not to be of the type described in the Safe Harbor or if a Subsidiary's gains are attributable to investments in securities that constitute U.S. real property interests (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business (or lower tax treaty rate), generally payable through withholding. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. Income subject to such a flat tax includes dividends and certain interest income. The 30 percent tax does not apply to U.S.-source capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30 percent tax also does not apply to interest which qualifies as "portfolio interest." The term "portfolio interest" generally includes interest (including original issue discount) on an obligation in registered form which has been issued after July 18, 1984 and with respect to which the person, who would otherwise be required to deduct and withhold the 30 percent tax, received the required statement that the beneficial owner of the obligation is not a U.S. person

79

within the meaning of the Internal Revenue Code. Under certain circumstances, interest on bearer obligations may also be considered portfolio interest.  Each Subsidiary intends to comply with the provisions of the Foreign Account tax Compliance Act ("FATCA") and the intergovernmental agreement signed by the Cayman Islands and the United States to avoid being subject to the 30% FATCA withholding tax on "withholdable payments" received by the Subsidiary after June 30, 2014.

Each Subsidiary is wholly-owned, respectively, by Global Strategic Income Fund/VA or Global Multi-Alternatives Fund/VA. A U.S. person who owns (directly, indirectly or constructively) 10 percent or more of the total combined voting power of all classes of stock of a foreign corporation is a "U.S. Shareholder" for purposes of the controlled foreign corporation ("CFC") provisions of the Internal Revenue Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50 percent of the voting power or value of its stock is owned (directly, indirectly or constructively) by "U.S. Shareholders." Because each of Global Strategic Income Fund/VA and Global Multi-Alternatives Fund/VA is a U.S. person that owns all of the stock of the relevant Subsidiary, each Fund is a "U.S. Shareholder" and its Subsidiary is a CFC. As a "U.S. Shareholder," each Fund is required to include in gross income for United States federal income tax purposes all of its Subsidiary's "subpart F income" (defined, in part, below), whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary's income will be "subpart F income." "Subpart F income" generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. "Subpart F income" also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. Each Fund's recognition of its Subsidiary's "subpart F income" will increase its tax basis in the Subsidiary.

Distributions by the Subsidiaries to Global Strategic Income Fund/VA or Global Multi-Alternatives Fund/VA (as applicable) will be tax-free, to the extent of its previously undistributed "subpart F income," and will correspondingly reduce each Fund's tax basis in its Subsidiary. "Subpart F income" is generally treated as ordinary income, regardless of the character of the Subsidiary's underlying income.

In general, each "U.S. Shareholder" is required to file IRS Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of the CFC and the CFC. In addition, a "U.S. Shareholder" may in certain circumstances be required to report a disposition of shares in the Subsidiary by attaching IRS Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs. In general, these filing requirements will apply to investors of Global Strategic Income Fund/VA and Global Multi-Alternatives Fund/VA if the investor is a U.S. person who owns directly, indirectly or constructively (within the meaning of Sections 958(a) and (b) of the Internal Revenue Code) 10 percent or more of the total combined voting power of all classes of voting stock of a foreign corporation that is a CFC for an uninterrupted period of 30 days or more during any tax year of the foreign corporation, and who owned that stock on the last day of that year.

This is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service. For further information, consult the prospectus and/or statement of additional information for your particular insurance product, as well as your own tax advisor.

80

Additional Information About the Funds

The Transfer Agent. OFI Global Asset Management, Inc. is the Fund's Transfer Agent. It serves as the Transfer Agent for a fee based on annual net assets. Shareholder Services, Inc., an affiliate of the Transfer Agent, doing business as OppenheimerFunds Services, is the Fund's Sub-Transfer Agent. OppenheimerFunds Services is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to OppenheimerFunds Services at the address and toll-free numbers shown on the back cover.

Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Information about your investment in the Funds through your variable annuity contract, variable life insurance policy or other plan can be obtained only from your participating insurance company or its servicing agent. The Funds' Transfer Agent and Sub-Transfer Agent do not hold or have access to those records. Instructions for buying or selling shares of the Funds should be given to your insurance company or its servicing agent, not directly to the Funds or to the Funds' Transfer Agent or Sub-Transfer Agent.

The Custodian. JPMorgan Chase Bank is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $250,000 are not protected by the Federal Deposit Insurance Corporation ("FDIC"). Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm.  KPMG LLP serves as the independent registered public accounting firm for the Fund. KPMG LLP audits the Fund's financial statements and performs other related audit and tax services.  KPMG LLP also acts as the independent registered public accounting firm for the Manager, the Sub-Adviser and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by KPMG LLP to the Fund must be pre-approved by the Audit Committee.

81

Appendix A

Major Shareholders

Control Persons. Shareholders who beneficially own 25% or more of outstanding shares of a Fund may be in control of the Fund and may be able to affect the outcome of certain matters presented for a vote of shareholders. As of April 2, 2015, to the best of our knowledge, the following insurance companies held 25% or more of the outstanding shares of the applicable Fund:

Fund	Name of Insurance Company	Address of Insurance Company	Percent Owned by Insurance Co.
Capital Appreciation Fund/VA	MASSMUTUAL LIFE INSURANCE COMPANY	1295 STATE ST SPRINGFIELD MA 01111-0001	48.65%
Conservative Balanced Fund/VA	MASSMUTUAL LIFE INSURANCE COMPANY	1295 STATE ST SPRINGFIELD MA 01111-0001	44.41%
Core Bond Fund/VA	MASSMUTUAL LIFE INSURANCE COMPANY	1295 STATE ST SPRINGFIELD MA 01111-0001	25.78%
Discovery Mid Cap Growth Fund Fund/VA	MASSMUTUAL LIFE INSURANCE COMPANY	1295 STATE ST SPRINGFIELD MA 01111-0001	75.36%
Equity Income Fund/VA	RIVERSOURCE LIFE INS CO	222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	54.17%
Equity Income Fund/VA	HARTFORD LIFE INSURANCE COMPANY	ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	29.04%
Global Fund/VA	MASSMUTUAL LIFE INSURANCE COMPANY	1295 STATE ST SPRINGFIELD MA 01111-0001	30.19%
Global Multi-Alternatives Fund/VA	MASSMUTUAL LIFE INSURANCE COMPANY	1295 STATE ST SPRINGFIELD MA 01111-0001	96.77%
Global Strategic Income Fund/VA	RIVERSOURCE LIFE INS CO	222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	25.81%
International Growth Fund/VA	MASSMUTUAL LIFE INSURANCE COMPANY	1295 STATE ST SPRINGFIELD MA 01111-0001	48.55%
Main Street Fund/VA	NATIONWIDE LIFE INSURANCE	C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	27.60%
Money Fund/VA	PROTECTIVE LIFE INSURANCE CO	2801 HIGHWAY 280 SOUTH PO BOX 2606 BIRMINGHAM AL 35202-2606	86.98%

Principal Holders of Securities. As of April 2, 2015, to the best of our knowledge, the only persons or entities who owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares are listed below:

Name	Address	% Owned	Share Class
Oppenheimer Capital Appreciation Fund/VA
MASS MUTUAL LIFE INSURANCE CO	1295 STATE ST	76.10%	Non-Service
	SPRINGFIELD MA 01111-0001
GENWORTH LIFE & ANNUITY INS CO	6620 W BROAD ST BLDG 2	6.74%	Non-Service
	RICHMOND VA 23230-1721
GUARDIAN INSURANCE & ANNUITY CO	ATTN PAUL IANNELLI	27.89%	Service
	MAIL STATION 3 S
	3900 BURGESS PL
	BETHLEHEM PA 18017-9097
PROTECTIVE LIFE INSURANCE CO	2801 HIGHWAY 280 SOUTH	15.17%	Service
	PO BOX 2606

82

	BIRMINGHAM AL 35202-2606
HARTFORD LIFE & ANNUITY INS CO	ATTN UIT OPERATIONS	14.54%	Service
	PO BOX 2999
	HARTFORD CT 06104-2999
ALLSTATE LIFE INSURANCE COMPANY	544 LAKEVIEW PKWY STE L1B	8.81%	Service
	VERNON HILLS IL 60061-1826
DELAWARE LIFE INSURANCE COMPANY	96 WORCESTER ST	7.77%	Service
	WELLESLEY HILLS MA 02481-3620
HARTFORD LIFE INSURANCE COMPANY	ATTN UIT OPERATIONS	7.63%	Service
	PO BOX 2999
	HARTFORD CT 06104-2999
RIVERSOURCE LIFE INSURANCE	222 AMERIPRISE FINANCIAL CTR	6.89%	Service
	MINNEAPOLIS MN 55474-0002
Oppenheimer Conservative Balanced Fund/VA
MASS MUTUAL LIFE INSURANCE CO	1295 STATE ST	58.22%	Non-Service
	SPRINGFIELD MA 01111-0001
NATIONWIDE LIFE INSURANCE	C/O IPO PORTFOLIO ACCOUNTING	19.77%	Non-Service
	PO BOX 182029
	COLUMBUS OH 43218-2029
MONARCH LIFE INSURANCE COMPANY	MAIL STOP 4410	9.72%	Non-Service
	4333 EDGEWOOD RD NE
	CEDAR RAPIDS IA 52499-0001
GENWORTH LIFE & ANNUITY INS CO	6620 W BROAD ST BLDG 2	7.54%	Non-Service
	RICHMOND VA 23230-1721
GENWORTH LIFE & ANNUITY INS CO	6620 W BROAD ST BLDG 2	42.57%	Service
	RICHMOND VA 23230-1721
DELAWARE LIFE INSURANCE COMPANY	96 WORCESTER ST	23.84%	Service
	WELLESLEY HILLS MA 02481-3620
ALLSTATE LIFE INSURANCE COMPANY	544 LAKEVIEW PKWY STE L1B	18.10%	Service
	VERNON HILLS IL 60061-1826
GENWORTH LIFE INS CO OF NEW YORK	6620 W BROAD ST BLDG 2	7.46%	Service
	RICHMOND VA 23230-1721
COMMONWEALTH ANNUITY & LIFE	5801 SW 6TH AVENUE	5.18%	Service
	TOPEKA KS 66636
Oppenheimer Core Bond Fund/VA
MASS MUTUAL LIFE INSURANCE CO	1295 STATE ST	41.61%	Non-Service
	SPRINGFIELD MA 01111-0001
NATIONWIDE LIFE INSURANCE	C/O IPO PORTFOLIO ACCOUNTING	32.12%	Non-Service
	PO BOX 182029
	COLUMBUS OH 43218-2029
GENWORTH LIFE & ANNUITY INS CO	6620 W BROAD ST BLDG 2	15.98%	Non-Service
	RICHMOND VA 23230-1721
ALLSTATE LIFE INSURANCE COMPANY	544 LAKEVIEW PKWY STE L1B	48.39%	Service
	VERNON HILLS IL 60061-1826
SECURITY BENEFIT LIFE INSURANCE	1 SW SECURITY BENEFIT PL	42.53%	Service
	TOPEKA KS 66606-2541
JEFFERSON NATIONAL LIFE INS CO	10350 ORMSBY PARK PL STE 600	7.63%	Service
	LOUISVILLE KY 40223-6175
Oppenheimer Discovery Mid Cap Growth Fund/VA
MASS MUTUAL LIFE INSURANCE CO	1295 STATE ST	77.86%	Non-Service
	SPRINGFIELD MA 01111-0001
NATIONWIDE LIFE INSURANCE	C/O IPO PORTFOLIO ACCOUNTING	13.63%	Non-Service
	PO BOX 182029
	COLUMBUS OH 43218-2029
ALLSTATE LIFE INSURANCE COMPANY	544 LAKEVIEW PKWY STE L1B	28.35%	Service
	VERNON HILLS IL 60061-1826
MASS MUTUAL LIFE INSURANCE CO	1295 STATE ST	22.34%	Service

83

	SPRINGFIELD MA 01111-0001
HARTFORD LIFE & ANNUITY INS CO	ATTN UIT OPERATIONS	16.21%	Service
	PO BOX 2999
	HARTFORD CT 06104-2999
GENWORTH LIFE & ANNUITY INS CO	6620 W BROAD ST BLDG 2	10.62%	Service
	RICHMOND VA 23230-1721
HARTFORD LIFE INSURANCE COMPANY	ATTN UIT OPERATIONS	7.60%	Service
	PO BOX 2999
	HARTFORD CT 06104-2999
PROTECTIVE LIFE INSURANCE CO	2801 HIGHWAY 280 SOUTH	5.27%	Service
	PO BOX 2606
	BIRMINGHAM AL 35202-2606
Oppenheimer Global Multi-Alternatives Alternatives/VA
MASS MUTUAL LIFE INSURANCE CO	1295 STATE ST	96.88%	Non-Service
	SPRINGFIELD MA 01111-0001
MASS MUTUAL LIFE INSURANCE CO	1295 STATE ST	78.76%	Service
	SPRINGFIELD MA 01111-0001
MIDLAND NATIONAL LIFE INS CO	4350 WESTOWN PKWY	14.00%	Service
	WEST DES MOINES IA 50266-1036
Oppenheimer Equity Income Fund/VA
LINCOLN BENEFIT LIFE COMPANY	PO BOX 94210	97.90%	Non-Service
	PALATINE IL 60094-4210
RIVERSOURCE LIFE INS CO	222 AMERIPRISE FINANCIAL CTR	56.01%	Service
	MINNEAPOLIS MN 55474-0002
HARTFORD LIFE INSURANCE COMPANY	ATTN UIT OPERATIONS	30.02%	Service
	PO BOX 2999
	HARTFORD CT 06104-2999
RIVERSOURCE LIFE INS CO OF NY	222 AMERIPRISE FINANCIAL CTR	10.09%	Service
	MINNEAPOLIS MN 55474-0002
Oppenheimer Global Fund/VA
MASS MUTUAL LIFE INSURANCE CO	1295 STATE ST	55.79%	Non-Service
	SPRINGFIELD MA 01111-0001
NATIONWIDE LIFE INSURANCE	C/O IPO PORTFOLIO ACCOUNTING	30.53%	Non-Service
	PO BOX 182029
	COLUMBUS OH 43218-2029
PROTECTIVE LIFE INSURANCE CO	2500 WESTFIELD DR	32.28%	Service
	ELGIN IL 60124-7836
HARTFORD LIFE & ANNUITY INS CO	ATTN UIT OPERATIONS	13.16%	Service
	PO BOX 2999
	HARTFORD CT 06104-2999
RIVERSOURCE LIFE INS CO	222 AMERIPRISE FINANCIAL CTR	10.24%	Service
	MINNEAPOLIS MN 55474-0002
NATIONWIDE LIFE INSURANCE	C/O IPO PORTFOLIO ACCOUNTING	9.85%	Service
	PO BOX 182029
	COLUMBUS OH 43218-2029
GENWORTH LIFE & ANNUITY INS CO	6620 W BROAD ST BLDG 2	9.49%	Service
	RICHMOND VA 23230-1721
HARTFORD LIFE INSURANCE COMPANY	ATTN UIT OPERATIONS	7.52%	Service
	PO BOX 2999
	HARTFORD CT 06104-2999
Oppenheimer Global Strategic Income Fund/VA
MASS MUTUAL LIFE INSURANCE CO	1295 STATE ST	85.24%	Non-Service
	SPRINGFIELD MA 01111-0001
NATIONWIDE LIFE INSURANCE	C/O IPO PORTFOLIO ACCOUNTING	5.26%	Non-Service
	PO BOX 182029
	COLUMBUS OH 43218-2029
RIVERSOURCE LIFE INS CO	222 AMERIPRISE FINANCIAL CTR	35.60%	Service

84

	MINNEAPOLIS MN 55474-0002
PROTECTIVE LIFE INSURANCE CO	2801 HIGHWAY 280 SOUTH	28.30%	Service
	PO BOX 2606
	BIRMINGHAM AL 35202-2606
GUARDIAN INSURANCE & ANNUITY CO	ATTN PAUL IANNELLI	20.97%	Service
	MAIL STATION 1 N
	3900 BURGESS PL
	BETHLEHEM PA 18017-9097
Oppenheimer International Growth Fund/VA
MASS MUTUAL LIFE INSURANCE CO	1295 STATE ST	62.96%	Non-Service
	SPRINGFIELD MA 01111-0001
CMFG LIFE INSURANCE COMPANY	2000 HERITAGE WAY	27.64%	Non-Service
	WAVERLY IA 50677-9208
MINNESOTA LIFE INSURANCE COMPANY	400 ROBERT ST N	43.99%	Service
	SAINT PAUL MN 55101-2037
CMFG LIFE INSURANCE COMPANY	2000 HERITAGE WAY	17.12%	Service
	WAVERLY IA 50677-9208
MASS MUTUAL LIFE INSURANCE CO	1295 STATE ST	15.20%	Service
	SPRINGFIELD MA 01111-0001
NATIONWIDE LIFE INSURANCE	C/O IPO PORTFOLIO ACCOUNTING	10.24%	Service
	PO BOX 182029
	COLUMBUS OH 43218-2029
JEFFERSON NATIONAL LIFE INS CO	10350 ORMSBY PARK PL STE 600	6.05%	Service
	LOUISVILLE KY 40223-6175
Oppenheimer Main Street Fund/VA
MASS MUTUAL LIFE INSURANCE CO	1295 STATE ST	39.64%	Non-Service
	SPRINGFIELD MA 01111-0001
NATIONWIDE LIFE INSURANCE	C/O IPO PORTFOLIO ACCOUNTING	27.71%	Non-Service
	PO BOX 182029
	COLUMBUS OH 43218-2029
ALLIANZ LIFE INSURANCE COMPANY	PO BOX 1117	10.43%	Non-Service
	MINNEAPOLIS MN 55440-1117
MUTUAL OF AMERICA	320 PARK AVE	10.33%	Non-Service
	NEW YORK NY 10022-6839
DELAWARE LIFE INSURANCE COMPANY	96 WORCESTER ST	37.42%	Service
	WELLESLEY HILLS MA 02481-3620
NATIONWIDE LIFE INSURANCE	C/O IPO PORTFOLIO ACCOUNTING	27.52%	Service
	PO BOX 182029
	COLUMBUS OH 43218-2029
GENWORTH LIFE & ANNUITY INS CO	6620 W BROAD ST BLDG 2	14.19%	Service
	RICHMOND VA 23230-1721
ALLSTATE LIFE INSURANCE COMPANY	544 LAKEVIEW PKWY STE L1B	6.49%	Service
	VERNON HILLS IL 60061-1826
Oppenheimer Main Street Small Cap Fund/VA
VOYA RETIREMENT INS & ANNUITY CO	ATTN: FUND OPERATIONS	49.02%	Non-Service
	1 ORANGE WAY # B3N
	WINDSOR CT 06095-4773
NATIONWIDE LIFE INSURANCE	C/O IPO PORTFOLIO ACCOUNTING	23.97%	Non-Service
	PO BOX 182029
	COLUMBUS OH 43218-2029
LINCOLN BENEFIT LIFE COMPANY	PO BOX 94210	7.76%	Non-Service
	PALATINE IL 60094-4210
GUARDIAN INSURANCE & ANNUITY CO	ATTN PAUL IANNELLI	22.50%	Service
	MAIL STATION 3 S
	3900 BURGESS PL
	BETHLEHEM PA 18017-9097
METLIFE INVESTORS INSURANCE CO	501 BOYLSTON ST	13.48%	Service

85

	BOSTON MA 02116-3769
RIVERSOURCE LIFE INS CO	222 AMERIPRISE FINANCIAL CTR	11.62%	Service
	MINNEAPOLIS MN 55474-0002
NATIONWIDE LIFE INSURANCE	C/O IPO PORTFOLIO ACCOUNTING	10.04%	Service
	PO BOX 182029
	COLUMBUS OH 43218-2029
HARTFORD LIFE & ANNUITY INS CO	ATTN UIT OPERATIONS	9.39%	Service
	PO BOX 2999
	HARTFORD CT 06104-2999
GENWORTH LIFE & ANNUITY INS CO	6620 W BROAD ST BLDG 2	8.29%	Service
	RICHMOND VA 23230-1721
Oppenheimer Money Fund/VA
PROTECTIVE LIFE INSURANCE CO	2801 HIGHWAY 280 SOUTH	86.98%	Non-Service
	PO BOX 2606
	BIRMINGHAM AL 35202-2606
MASS MUTUAL LIFE INSURANCE CO	1295 STATE ST	11.85%	Non-Service
	SPRINGFIELD MA 01111-0001

86

Appendix B

Ratings Definitions

Below are summaries of the rating definitions used by the nationally recognized statistical rating organizations ("NRSROs") listed below. Those ratings represent the opinion of the NRSRO as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the NRSROs.

Moody's Investors Service, Inc. ("Moody's")

LONG-TERM OBLIGATION RATINGS

Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

SHORT-TERM OBLIGATION RATINGS FOR TAXABLE DEBT AND U.S. MUNICIPAL TAX-EXEMPT COMMERCIAL PAPER

Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. MUNICIPAL SHORT-TERM DEBT AND DEMAND OBLIGATION RATINGS

Short-Term Obligation Ratings

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

87

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The McGraw-Hill Companies, Inc.

ISSUE CREDIT RATINGS

A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:

■

Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

■

Nature of and provisions of the obligation;

■

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

LONG-TERM ISSUE CREDIT RATINGS

AAA: An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C: Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

88

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C: A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days, irrespective of any grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MUNICIPAL SHORT-TERM NOTE RATINGS

A Standard & Poor's U.S. municipal note rating reflects Standard & Poor's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor's analysis will review the following considerations:

■

Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

■

Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

89

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

ISSUER CREDIT RATINGS

A Standard & Poor's issuer credit rating is a forward-looking opinion about an obligor's overall creditworthiness in order to pay its financial obligations. This opinion focuses on the obligor's capacity and willingness to meet its financial commitments as they come due. It does not apply to any specific financial obligation, as it does not take into account the nature of and provisions of the obligation, its standing in bankruptcy or liquidation, statutory preferences, or the legality and enforceability of the obligation.

LONG-TERM ISSUER CREDIT RATINGS

AAA: An obligor rated 'AAA' has extremely strong capacity to meet its financial commitments. 'AAA' is the highest issuer credit rating assigned by Standard & Poor's.

AA: An obligor rated 'AA' has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

A: An obligor rated 'A' has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB: An obligor rated 'BBB' has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

BB; B; CCC; and CC: Obligors rated 'BB', 'B', 'CCC', and 'CC' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'CC' the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligor rated 'BB' is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitments.

B: An obligor rated 'B' is more vulnerable than the obligors rated 'BB', but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments.

CCC: An obligor rated 'CCC' is currently vulnerable, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC: An obligor rated 'CC' is currently highly vulnerable.

R: An obligor rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

SD and D: An obligor rated 'SD' (selective default) or 'D' is in payment default on one or more of its financial obligations (rated or unrated) unless Standard & Poor's believes that such payments will be made within five business days, irrespective of any grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on a financial obligation are jeopardized. A 'D' rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A selective default includes the completion of a distressed exchange offer, whereby one or more financial obligation is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR: An issuer designated 'NR' is not rated.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

SHORT-TERM ISSUER CREDIT RATINGS

A-1: An obligor rated 'A-1' has strong capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor's. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely strong.

A-2: An obligor rated 'A-2' has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3: An obligor rated 'A-3' has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

90

B: An obligor rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C: An obligor rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments.

R: An obligor rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

SD and D: An obligor rated 'SD' (selective default) or 'D' has failed to pay one or more of its financial obligations (rated or unrated) when it came due, unless Standard & Poor's believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. A 'D' rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

NR: An issuer designated 'NR' is not rated.

Fitch, Inc.

International credit ratings relate to either foreign currency or local currency commitments and, in both cases, assess the capacity to meet these commitments using a globally applicable scale. As such, both foreign currency and local currency international ratings are internationally comparable assessments. The local currency international rating measures the likelihood of repayment in the currency of the jurisdiction in which the issuer is domiciled and hence does not take account of the possibility that it will not be possible to convert local currency into foreign currency, or make transfers between sovereign jurisdictions (transfer and convertibility risk). Foreign currency ratings additionally consider the profile of the issuer or note after taking into account transfer and convertibility risk. Where the rating is not explicitly described in the relevant rating action commentary as local or foreign currency, the reader should assume that the rating is a "foreign currency" rating (i.e. the rating is applicable for all convertible currencies of obligation).

INTERNATIONAL LONG-TERM ISSUER RATINGS

AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. 'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. 'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. 'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. 'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: Highly speculative. 'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a 'C' category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
c. Fitch Ratings otherwise believes a condition of 'RD' or 'D' to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

91

RD: Restricted default. 'RD' ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;
b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
d. execution of a distressed debt exchange on one or more material financial obligations.

D: Default. 'D' ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange. "Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future. In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-Term category, or to Long-Term categories below 'B'.

INTERNATIONAL SHORT-TERM ISSUER AND ISSUE CREDIT RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default Indicates a broad-based default event for an entity, or the default of a short-term obligation.

DBRS

LONG-TERM OBLIGATIONS

The DBRS® long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligations has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories "(high)" and "(low)". The absence of either a "(high)" or "(low)" designation indicates the rating is in the middle of the category.

AAA: Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA: Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A: Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB: Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

92

BB: Speculative, non investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B: Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC/CC/C: Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D: A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

COMMERCIAL PAPER AND SHORT-TERM DEBT

The DBRS® short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the subcategories "(high)," "(middle)," and "(low)."

R-1 (high): Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1 (middle): Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low): Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favourable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2 (high): Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle): Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2 (low): Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer's ability to meet such obligations.

R-3: Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4: Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

R-5: Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

D: A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

Kroll Bond Rating Agency ("KBRA")

Kroll Bond Rating Agency (KBRA) assigns credit ratings to issuers and their obligations using the same rating scale. In either case, KBRA's credit ratings are intended to reflect both the probability of default and severity of loss in the event of default, with greater emphasis on probability of default at higher rating categories. For obligations, the determination of expected loss severity is, among other things, a function of the seniority of the claim. Generally speaking, issuer-level ratings assume a loss severity consistent with a senior unsecured claim. KBRA appends an (sf) indicator to ratings assigned to structured finance obligations.

LONG-TERM CREDIT RATINGS

AAA Determined to have almost no risk of loss due to credit-related events. Assigned only to the very highest quality obligors and obligations able to survive extremely challenging economic events.

AA Determined to have minimal risk of loss due to credit-related events. Such obligors and obligations are deemed very high quality.

A Determined to be of high quality with a small risk of loss due to credit-related events. Issuers and obligations in this category are expected to weather difficult times with low credit losses.

BBB Determined to be of medium quality with some risk of loss due to credit-related events. Such issuers and obligations may experience credit losses during stress environments.

93

BB Determined to be of low quality with moderate risk of loss due to credit-related events. Such issuers and obligations have fundamental weaknesses that create moderate credit risk.

B Determined to be of very low quality with high risk of loss due to credit-related events. These issuers and obligations contain many fundamental shortcomings that create significant credit risk.

CCC Determined to be at substantial risk of loss due to credit-related events, or currently in default with high recovery expectations.

CC Determined to be near default or in default with average recovery expectations.

C Determined to be near default or in default with low recovery expectations.

D In default.

KBRA may append - or + modifiers to ratings in categories AA through CCC to indicate, respectively, upper and lower risk levels within the broader category.

SHORT-TERM CREDIT RATINGS

K1 Very strong ability to meet short-term obligations.

K2 Strong ability to meet short-term obligations.

K3 Adequate ability to meet short-term obligations.

B Questionable ability to meet short-term obligations.

C Little ability to meet short-term obligations.

D In default on short-term obligations.

KBRA may append a + modifier to ratings in the K1 category to indicate exceptional ability to meet short-term obligations.

94

Financial Statements

The Funds' audited Financial Statements (and Global Multi-Alternatives Fund/VA's and the Global Strategic Income Fund/VA's audited Consolidated Financial Statements) included in each Fund's Annual Report dated December 31, 2014, including the notes thereto and the reports of KPMG LLP thereon, are incorporated by reference into this Statement of Additional Information.

95

Oppenheimer Variable Account Funds

Website

www.oppenheimerfunds.com

Investment Adviser and Sub-Adviser

OFI Global Asset Management, Inc. and OppenheimerFunds, Inc.
225 Liberty Street,11th Floor
New York, New York 10281-1008

Distributor

OppenheimerFunds Distributor, Inc.
225 Liberty Street, 11th Floor
New York, New York 10281-1008

Transfer Agent and Sub-Transfer Agent

OFI Global Asset Management, Inc. and
Shareholder Services Inc. doing business as OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1.800.CALL OPP (225.5677)

Custodian Bank

JPMorgan Chase Bank
4 Chase Metro Tech Center
Brooklyn, New York 11245

Independent Registered Public Accounting Firm

KPMG LLP
1225 17th Street, Suite 800
Denver, Colorado 80202

Legal Counsel

K&L Gates LLP
70 West Madison Street, Suite 3100
Chicago, Illinois 60602

PX0000.001.0415

OPPENHEIMER VARIABLE ACCOUNT FUNDS

FORM N-1A

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)	(i)	Agreement and Declaration of Trust dated 8/15/12: Previously filed with Registrant’s Post-Effective Amendment No. 64, (8/21/12), and incorporated herein by reference.

	(ii)	Schedule A, as amended 4/30/15, to Agreement and Declaration of Trust dated 8/15/12: Filed herewith.

(b)	By-Laws dated 8/15/12: Previously filed with Registrant’s Post-Effective Amendment No. 64, (8/21/12), and incorporated herein by reference.
(c)	(i)	Article V of the Agreement and Declaration of Trust dated 8/15/12: Previously filed with Registrant’s Post-Effective Amendment No. 64, (8/21/12), and incorporated herein by reference.
	(ii)	Article II of the By-Laws: Previously filed with Registrant’s Post-Effective Amendment No. 64, (8/21/12), and incorporated herein by reference.
(d)	(i)

Restated Investment Advisory Agreement for Oppenheimer Capital Appreciation Fund/VA dated 11/1/13: Previously filed with Registrant’s Post-Effective Amendment No. 71, (2/7/14), and incorporated herein by reference.

(ii)

Investment Sub-Advisory Agreement for Oppenheimer Capital Appreciation Fund/VA dated 1/1/13: Previously filed with Registrant’s Post-Effective Amendment No. 73, (4/28/14), and incorporated herein by reference.

(iii)

Restated Investment Advisory Agreement for Oppenheimer Conservative Balanced Fund/VA dated 1/1/13: Previously filed with Registrant’s Post-Effective Amendment No. 66, (4/26/13), and incorporated herein by reference.

(iv)

Investment Sub-Advisory Agreement for Oppenheimer Conservative Balanced Fund/VA dated 1/1/13: Previously filed with Registrant’s Post-Effective Amendment No. 73, (4/28/14), and incorporated herein by reference.

(v)

Restated Investment Advisory Agreement for Oppenheimer Core Bond Fund/VA dated 1/1/13: Previously filed with Registrant’s Post-Effective Amendment No. 66, (4/26/13), and incorporated herein by reference.

	(vi)	Investment Sub-Advisory Agreement for Oppenheimer Core Bond Fund/VA dated 1/1/13: Previously filed with Registrant’s Post-Effective Amendment No. 73, (4/28/14), and incorporated herein by reference.
(vii)

Restated Investment Advisory Agreement for Oppenheimer Discovery Mid Cap Growth Fund/VA dated 1/1/13: Previously filed with Registrant’s Post-Effective Amendment No. 66, (4/26/13), and incorporated herein by reference.

(viii)

Investment Sub-Advisory Agreement for Oppenheimer Discovery Mid Cap Growth Fund/VA dated 1/1/13: Previously filed with Registrant’s Post-Effective Amendment No. 73, (4/28/14), and incorporated herein by reference.

(ix)

Investment Advisory Agreement for Oppenheimer Global Multi-Alternatives Fund/VA dated 8/20/13: Previously filed with Registrant’s Post-Effective Amendment No. 69, (11/6/13), and incorporated herein by reference.

(x)

Investment Sub-Advisory Agreement for Oppenheimer Global Multi-Alternatives Fund/VA dated 8/20/13: Previously filed with Registrant’s Post-Effective Amendment No. 69, (11/6/13), and incorporated herein by reference.

(xi)

Investment Sub-SubAdvisory Agreement with Cornerstone Real Estate Advisers, LLC for Oppenheimer Global Multi-Alternatives Fund/VA dated 8/20/13: Previously filed with Registrant’s Post-Effective Amendment No. 69, (11/6/13), and incorporated herein by reference.

(xii)

Investment Sub-SubAdvisory Agreement with OFI SteelPath, Inc. for Oppenheimer Global Multi-Alternatives Fund/VA dated 8/20/13: Previously filed with Registrant’s Post-Effective Amendment No. 69, (11/6/13), and incorporated herein by reference.

(xiii)

Restated Investment Advisory Agreement for Oppenheimer Equity Income Fund/VA dated 1/1/13: Previously filed with Registrant’s Post-Effective Amendment No. 66, (4/26/13), and incorporated herein by reference.

(xiv)

Investment Sub-Advisory Agreement for Oppenheimer Equity Income Fund/VA dated 1/1/13: Previously filed with Registrant’s Post-Effective Amendment No. 73, (4/28/14), and incorporated herein by reference.

	(xv)	Restated Investment Advisory Agreement for Oppenheimer Global Fund/VA dated 11/1/13: Previously filed with Registrant’s Post-Effective Amendment No. 71, (2/7/14), and incorporated herein by reference.
	(xvi)	Investment Sub-Advisory Agreement for Oppenheimer Global Fund Fund/VA dated 1/1/13: Previously filed with Registrant’s Post-Effective Amendment No. 73, (4/28/14), and incorporated herein by reference.
(xvii)

Restated Investment Advisory Agreement for Oppenheimer Global Strategic Income Fund/VA dated 11/1/13: Previously filed with Registrant’s Post-Effective Amendment No. 71, (2/7/14), and incorporated herein by reference.

(xviii)

Investment Sub-Advisory Agreement for Oppenheimer Global Strategic Income Fund/VA dated 1/1/13: Previously filed with Registrant’s Post-Effective Amendment No. 73, (4/28/14), and incorporated herein by reference.

(xvix)

Restated Investment Advisory Agreement for Oppenheimer Main Street Fund/VA dated 11/1/13: Previously filed with Registrant’s Post-Effective Amendment No. 71, (2/7/14), and incorporated herein by reference.

	(xx)	Investment Sub-Advisory Agreement for Oppenheimer Main Street Fund/VA dated 1/1/13: Previously filed with Registrant’s Post-Effective Amendment No. 73, (4/28/14), and incorporated herein by reference.
(xxi)

Restated Investment Advisory Agreement for Oppenheimer Main Street Small Cap Fund/VA dated 11/1/13: Previously filed with Registrant’s Post-Effective Amendment No. 71, (2/7/14), and incorporated herein by reference.

(xxii)

Investment Sub-Advisory Agreement for Oppenheimer Main Street Small Cap Fund/VA dated 1/1/13: Previously filed with Registrant’s Post-Effective Amendment No. 73, (4/28/14), and incorporated herein by reference.

	(xxiii)	Restated Investment Advisory Agreement for Oppenheimer Money Fund/VA dated 1/1/13: Previously filed with Registrant’s Post-Effective Amendment No. 66, (4/26/13), and incorporated herein by reference.
	(xxiv)	Investment Sub-Advisory Agreement for Oppenheimer Money Fund/VA dated 1/1/13: Previously filed with Registrant’s Post-Effective Amendment No. 73, (4/28/14), and incorporated herein by reference.
(xxv)

Investment Advisory Agreement for Oppenheimer International Growth Fund/VA dated 11/12/13: Previously filed with Registrant’s Post-Effective Amendment No. 70, (11/25/13), and incorporated herein by reference.

(xxvi)

Investment Sub-Advisory Agreement for Oppenheimer International Growth Fund/VA dated 11/12/13: Previously filed with Registrant’s Post-Effective Amendment No. 70, (11/25/13), and incorporated herein by reference.

(e)	(i)

General Distributors Agreement for Service shares of Oppenheimer Conservative Balanced Fund/VA dated 5/1/98: Filed with Post-Effective Amendment No. 32, (4/29/98), and incorporated herein by reference.

(ii)

General Distributors Agreement for Service shares of Oppenheimer Discovery Mid Cap Growth Fund/VA dated 5/1/98: Filed with Post-Effective Amendment No. 32, (4/29/98), and incorporated herein by reference.

	(iii)	General Distributors Agreement for Service shares of Oppenheimer Core Bond Fund/VA dated 5/1/98: Filed with Post-Effective Amendment No. 32, (4/29/98), and incorporated herein by reference.
	(iv)	General Distributors Agreement for Service shares of Oppenheimer Capital Appreciation Fund/VA dated 5/1/98: Filed with Post-Effective Amendment No. 32, (4/29/98), and incorporated herein by reference.
	(v)	General Distributors Agreement for Service shares of Oppenheimer Global Fund/VA dated 5/1/98: Filed with Post-Effective Amendment No. 32, (4/29/98), and incorporated herein by reference.
	(vi)	General Distributors Agreement for Service shares of Oppenheimer Main Street Fund/VA dated 5/1/98: Filed with Post-Effective Amendment 32, (4/29/98), and incorporated herein by reference.
(vii)

General Distributors Agreement for Service shares of Oppenheimer Main Street Small Cap Fund/VA dated 5/1/98: Filed with Post-Effective Amendment No. 32, (4/29/98), and incorporated herein by reference.

	(viii)	General Distributors Agreement for Service shares of Oppenheimer Money Fund/VA dated 5/1/98: Filed with Post-Effective Amendment No. 32, (4/29/98), and incorporated herein by reference.
(ix)

General Distributors Agreement for Service shares of Oppenheimer Global Strategic Income Fund/VA dated 5/1/98: Filed with Post-Effective Amendment No. 32, (4/29/98), and incorporated herein by reference.

(x)

General Distributors Agreement for Service shares of Oppenheimer Equity Income Fund/VA dated 10/22/02: Filed with Registrant’s Post-Effective Amendment No. 39, (12/20/02) and incorporated herein by reference.

(xi)

General Distributors Agreement for Service Shares of Oppenheimer Global Multi-Alternatives Fund/VA dated 8/20/13: Previously filed with Registrant’s Post-Effective Amendment No. 69, (11/6/13), and incorporated herein by reference.

(xii)

General Distributors Agreement for Service Shares of Oppenheimer International Growth Fund/VA dated 11/12/13: Previously filed with Registrant’s Post-Effective Amendment No. 70, (11/25/13), and incorporated herein by reference.

	(xiii)	Form of Participation Agreement: Previously filed with Registrant’s Post-Effective Amendment No. 52, (4/24/07), and incorporated herein by reference.
(f)

Form of Oppenheimer Funds Compensation Deferral Plan, as Amended and Restated Effective 1/1/08: Previously filed with Post-Effective Amendment No. 2 to the Registration Statement of Oppenheimer Portfolio Series Fixed Income Active Allocation Fund (Reg. No. 333-146105), (5/29/09), and incorporated herein by reference.

(g)	(i)

Global Custody Agreement dated 8/16/02, as amended: Previously filed with Post-Effective Amendment No. 51 to the Registration Statement of Oppenheimer Capital Appreciation Fund (Reg. No. 2-69719), (10/23/06), and incorporated herein by reference.

(ii)

Amendment dated 9/10/14 to the Global Custody Agreement: Previously filed with Pre-Effective Amendment No. 1 to the Registration Statement of Oppenheimer Global Multi-Asset Income Fund (Reg. No. 333-198554), (10/27/14), and incorporated herein by reference.

(h)	Not Applicable.
(i)	(i)

Opinion and Consent of Counsel for Oppenheimer Conservative Balanced Fund/VA dated 8/21/12: Previously filed with Registrant’s Post-Effective Amendment No. 64, (8/21/12), and incorporated herein by reference.

(ii)

Opinion and Consent of Counsel for Oppenheimer Capital Appreciation Fund/VA dated 8/21/12: Previously filed with Registrant’s Post-Effective Amendment No. 64, (8/21/12), and incorporated herein by reference.

	(iii)	Opinion and Consent of Counsel for Oppenheimer Core Bond Fund/VA dated 8/21/12: Previously filed with Registrant’s Post-Effective Amendment No. 64, (8/21/12), and incorporated herein by reference.
	(iv)	Opinion and Consent of Counsel for Oppenheimer Global Fund/VA dated 8/21/12: Previously filed with Registrant’s Post-Effective Amendment No. 64, (8/21/12), and incorporated herein by reference.
(v)

Opinion and Consent of Counsel for Oppenheimer Global Strategic Income Fund/VA dated 8/21/12: Previously filed with Registrant’s Post-Effective Amendment No. 64, (8/21/12), and incorporated herein by reference.

	(vi)	Opinion and Consent of Counsel for Oppenheimer Main Street Fund/VA dated 8/21/12: Previously filed with Registrant’s Post-Effective Amendment No. 64, (8/21/12), and incorporated herein by reference.
(vii)

Opinion and Consent of Counsel for Oppenheimer Main Street Small Cap Fund/VA dated 8/21/12: Previously filed with Registrant’s Post-Effective Amendment No. 64, (8/21/12), and incorporated herein by reference.

	(viii)	Opinion and Consent of Counsel for Oppenheimer Money Fund/VA dated 8/21/12: Previously filed with Registrant’s Post-Effective Amendment No. 64, (8/21/12), and incorporated herein by reference.
(ix)

Opinion and Consent of Counsel for Oppenheimer Discovery Mid Cap Growth Fund/VA dated 8/21/12: Previously filed with Registrant’s Post-Effective Amendment No. 64, (8/21/12), and incorporated herein by reference.

	(x)	Opinion and Consent of Counsel for Oppenheimer Equity Income Fund/VA dated 8/21/12: Previously filed with Registrant’s Post-Effective Amendment No. 64, (8/21/12), and incorporated herein by reference.
	(xi)	Opinion and Consent of Counsel for Oppenheimer Global Multi-Alternatives Fund/VA: Previously filed with Registrant’s Post-Effective Amendment No. 69, (11/6/13), and incorporated herein by reference.
	(xii)	Opinion and Consent of Counsel for Oppenheimer International Growth Fund/VA: Previously filed with Registrant’s Post-Effective Amendment No. 71, (2/7/14), and incorporated herein by reference.
(j)	Independent Registered Public Accounting Firm’s Consents: Filed herewith.
(k)	Not applicable.
(l)	Investment Letter dated 3/14/85 from Monarch Life Insurance Company to Registrant: Previously filed with Registrant’s Post-Effective Amendment No. 37, (4/24/02), and incorporated herein by reference.

(m)	(i)

Amended and Restated Distribution and Service Plan and Agreement for Service shares of Oppenheimer Discovery Mid Cap Growth Fund/VA dated 10/28/05: Previously filed with Registrant’s Post-Effective Amendment No. 48, (04/28/06), and incorporated herein by reference.

(ii)

Amended and Restated Distribution and Service Plan and Agreement for Service shares of Oppenheimer Conservative Balanced Fund/VA dated 10/28/05: Previously filed with Registrant’s Post-Effective Amendment No. 48, (04/28/06), and incorporated herein by reference.

(iii)

Amended and Restated Distribution and Service Plan and Agreement for Service shares of Oppenheimer Capital Appreciation Fund/VA dated 10/28/05: Previously filed with Registrant’s Post-Effective Amendment No. 48, (04/28/06), and incorporated herein by reference.

(iv)

Amended and Restated Distribution and Service Plan and Agreement for Service shares of Oppenheimer Core Bond Fund/VA dated 10/28/05: Previously filed with Registrant’s Post-Effective Amendment No. 48, (04/28/06), and incorporated herein by reference.

(v)

Amended and Restated Distribution and Service Plan and Agreement for Service shares of Oppenheimer Global Fund/VA dated 10/28/05: Previously filed with Registrant’s Post-Effective Amendment No. 48, (04/28/06), and incorporated herein by reference.

(vi)

Amended and Restated Distribution and Service Plan and Agreement for Service shares of Oppenheimer Main Street Fund/VA dated 10/28/05: Previously filed with Registrant’s Post-Effective Amendment No. 48, (04/28/06), and incorporated herein by reference.

(vii)

Amended and Restated Distribution and Service Plan and Agreement for Service shares of Oppenheimer Main Street Small Cap Fund/VA dated 10/28/05: Previously filed with Registrant’s Post-Effective Amendment No. 48, (04/28/06), and incorporated herein by reference.

(viii)

Amended and Restated Distribution and Service Plan and Agreement for Service shares of Oppenheimer Money Fund/VA dated 10/28/05: Previously filed with Registrant’s Post-Effective Amendment No. 48, (04/28/06), and incorporated herein by reference.

(ix)

Amended and Restated Distribution and Service Plan and Agreement for Service shares of Oppenheimer Global Strategic Income Fund/VA dated 10/28/05: Previously filed with Registrant’s Post-Effective Amendment No. 48, (04/28/06), and incorporated herein by reference.

(x)

Amended and Restated Distribution and Service Plan and Agreement for Service shares of Oppenheimer Equity Income Fund/VA dated 10/28/05: Previously filed with Registrant’s Post-Effective Amendment No. 48, (04/28/06), and incorporated herein by reference.

(xi)

Distribution and Service Plan and Agreement for Service shares of Oppenheimer Global Multi-Alternatives Fund/VA dated 8/20/13: Previously filed with Registrant’s Post-Effective Amendment No. 69, (11/6/13), and incorporated herein by reference.

(xii)

Distribution and Service Plan and Agreement for Service shares of Oppenheimer International Growth Fund/VA dated 11/12/13: Previously filed with Registrant’s Post-Effective Amendment No. 70, (11/25/13), and incorporated herein by reference.

(n)

Oppenheimer Funds Amended and Restated Plan Pursuant to Rule 18f-3: Previously filed with Post-Effective Amendment No. 1 to the Registration Statement of Oppenheimer Global High Yield Fund (Reg. No. 333-176889), (9/25/14), and incorporated herein by reference.

(o)	(i)	Power of Attorney dated 2/26/13 for all Trustees and Officers, except Arthur P. Steinmetz: Previously filed with Post-Effective Amendment No. 58 to the Registration Statement of Oppenheimer Integrity Funds (Reg. No. 2-76547), (3/27/13), and incorporated herein by reference.

	(ii)	Power of Attorney dated 9/17/14 for Arthur P. Steinmetz: Previously filed with Post-Effective Amendment No. 1 to the Registration Statement of Oppenheimer Global High Yield Fund (Reg. No. 333-176889), (9/25/14), and incorporated herein by reference

(p)	(i)

Code of Ethics of the Oppenheimer Funds, OFI Global Asset Management, Inc., OFI SteelPath, Inc., OppenheimerFunds, Inc. (including certain other affiliates and subsidiaries) and OppenheimerFunds Distributor, Inc., dated as of 6/3/13, under Rule 17j-1 of the Investment Company Act of 1940: Previously filed with Post-Effective Amendment No. 14 to the Registration Statement of Oppenheimer SteelPath MLP Funds Trust (Reg. No. 333-163614), (6/27/13), and incorporated herein by reference.

(ii)

Code of Ethics of Cornerstone Real Estate Advisers LLC, dated as of 1/14/15, under Rule 17j-1 of the Investment Company Act of 1940. Previously filed with Post-Effective Amendment No. 6 to the Registration Statement of Oppenheimer Global Multi-Alternatives Fund (Reg. No. 333-184384), (04/27/15), and incorporated herein by reference.

Item 29. - Persons Controlled by or Under Common Control with the Fund

None.

Item 30. - Indemnification

Reference is made to the provisions of Article VII of Registrant's Agreement and Declaration of Trust filed as Exhibit 28(a)(i) to the Registration Statement and incorporated herein by reference.

Insofar as indemnification for certain liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 31. - Business and Other Connections of the Investment Adviser

(a)	OFI Global Asset Management, Inc. (the “Manager”) is the manager of the Registrant. The information required by this Item 31 about officers and directors of the Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Form ADV, filed by the Manager pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-76771).

(b)	OppenheimerFunds, Inc. (the “Sub-Adviser”) provides advisory services to the Registrant. The information required by this Item 31 about officers and directors of the Sub-Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Form ADV, filed by the Sub-Adviser pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-8253).

(c)	Cornerstone Real Estate Advisers, LLC (the “Sub-Sub-Adviser”) provides advisory services to the Registrant. The information required by this Item 31 about officers and directors of the Sub-Sub-Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Form ADV, filed by the Sub-Sub-Adviser pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-51633).

(d)	OFI SteelPath, Inc. ("OFI SteelPath") provides advisory services to the Registrant. The information required by this Item 31 about officers and directors of OFI SteelPath, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Form ADV, filed by OFI SteelPath pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-77030).

Item 32. Principal Underwriter

(a)	OppenheimerFunds Distributor, Inc. is the Distributor of the Registrant's shares. It is also the Distributor of each of the registered open-end investment companies listed below and for MassMutual Institutional Funds.

Oppenheimer Capital Appreciation Fund
Oppenheimer Capital Income Fund
Oppenheimer Cash Reserves
Oppenheimer Commodity Strategy Total Return Fund
Oppenheimer Core Bond Fund (a series of Oppenheimer Integrity Funds)
Oppenheimer Corporate Bond Fund
Oppenheimer Developing Markets Fund
Oppenheimer Discovery Fund
Oppenheimer Discovery Mid Cap Growth Fund
Oppenheimer Dividend Opportunity Fund
Oppenheimer Emerging Markets Innovators Fund
Oppenheimer Emerging Markets Local Debt Fund
Oppenheimer Equity Fund
Oppenheimer Equity Income Fund
Oppenheimer Global Fund
Oppenheimer Global High Yield Fund
Oppenheimer Global Multi-Alternatives Fund
Oppenheimer Global Multi-Asset Income Fund
Oppenheimer Global Multi Strategies Fund
Oppenheimer Global Real Estate Fund
Oppenheimer Global Opportunities Fund
Oppenheimer Global Strategic Income Fund
Oppenheimer Global Value Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer International Bond Fund
Oppenheimer Institutional Money Market Fund
Oppenheimer International Diversified Fund
Oppenheimer International Growth Fund
Oppenheimer International Small Company Fund
Oppenheimer International Value Fund
Oppenheimer Limited-Term Bond Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Fund (a series of Oppenheimer Main Street Funds)
Oppenheimer Main Street Select Fund
Oppenheimer Main Street Small Cap Fund
Oppenheimer Main Street Mid-Cap Fund
Oppenheimer Master Event-Linked Bond Fund, LLC
Oppenheimer Master Loan Fund, LLC
Oppenheimer Master Inflation Protected Securities Fund, LLC
Oppenheimer Master International Value Fund, LLC
Oppenheimer SteelPath Master MLP Fund, LLC
Oppenheimer SteelPath MLP Funds Trust (4 series):
Oppenheimer SteelPath MLP Select 40 Fund
Oppenheimer SteelPath MLP Alpha Fund
Oppenheimer SteelPath MLP Income Fund
Oppenheimer SteelPath MLP Alpha Plus Fund
Oppenheimer Money Market Fund
Oppenheimer Multi-State Municipal Trust (3 series):
Oppenheimer Rochester High Yield Municipal Fund
Oppenheimer Rochester New Jersey Municipal Fund
Oppenheimer Rochester Pennsylvania Municipal Fund
Oppenheimer Portfolio Series (4 series):
Active Allocation Fund
Equity Investor Fund
Conservative Investor Fund
Moderate Investor Fund
Oppenheimer Quest For Value Funds (3 series):
Oppenheimer Global Allocation Fund
Oppenheimer Flexible Strategies Fund
Oppenheimer Small- & Mid-Cap Value Fund
Oppenheimer Real Estate Fund
Oppenheimer Rising Dividends Fund
Oppenheimer Rochester AMT-Free Municipal Fund
Oppenheimer Rochester AMT-Free New York Municipal Fund
Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Rochester California Municipal Fund
Oppenheimer Rochester Intermediate Term Municipal Fund
Oppenheimer Rochester Fund Municipals
Oppenheimer Rochester Limited Term California Municipal Fund
Oppenheimer Rochester Limited Term Municipal Fund (a series of Oppenheimer Municipal Fund)
Oppenheimer Rochester Limited Term New York Municipal Fund (a series of Rochester Portfolio Series)
Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Rochester Short Term Municipal Fund
Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Senior Floating Rate Fund
Oppenheimer Senior Floating Rate Plus Fund
Oppenheimer Ultra-Short Duration Fund
Oppenheimer Value Fund (a series of Oppenheimer Series Fund)
Oppenheimer Variable Account Funds (12 series):
Oppenheimer Capital Appreciation Fund/VA
Oppenheimer Conservative Balanced Fund/VA
Oppenheimer Core Bond Fund/VA
Oppenheimer Discovery Mid Cap Growth Fund/VA
Oppenheimer Equity Income Fund/VA
Oppenheimer Global Fund/VA
Oppenheimer Global Multi-Alternatives Fund/VA
Oppenheimer Global Strategic Income Fund/VA
Oppenheimer International Growth Fund/VA
Oppenheimer Main Street Fund/VA
Oppenheimer Main Street Small Cap Fund/VA
Oppenheimer Money Fund/VA

(b)	The directors and officers of the Registrant’s principal underwriter are:

Name & Principal Business Address	Position & Office with Underwriter	Position and Office with Registrant
Rina Aligaen(2)	Assistant Vice President	None
Anthony Allocco(2)	Assistant Vice President	None
Joseph Allyn(1)	Assistant Vice President	None
Nicole Andersen(2)	Assistant Vice President	None
Chuck Anderson(1)	Assistant Vice President	None
Janette Aprilante(2)	Secretary	None
Rupa Athreya(2)	Senior Vice President	None
Matthew J. Auer(2)	Vice President	None
James Austin(1)	Vice President	None
Anthony E. Bamonte(2)	Vice President	None
James Barker(2)	Vice President	None
Kathleen Beichert(1)	Senior Vice President	None
Kimberly Belsole(2)	Vice President	None
Rocco Benedetto(2)	Vice President	None
Devin Benton(2)	Vice President	None
Emanuele S. Bergagnini(2)	Vice President	None
Christopher Bergeron(2)	Vice President	None
Rick Bettridge(2)	Vice President	None
Rhea M. Berglund(1)	Vice President	None
Kamal Bhatia(2)	Senior Vice President	None
Adam Bilmes(2)	Vice President	None
Paul Blease(2)	Senior Vice President	None
Carolyn Boccaccio(2)	Vice President	None
Maria Boingeanu(2)	Assistant Vice President	None
Nancy Bong(2)	Vice President	None
William Borders(2)	Assistant Vice President	None
David A. Borrelli(2)	Senior Vice President	None
Jeffrey R. Botwinick(2)	Vice President	None
Sarah Bourgraf(1)	Vice President	None
Joshua Broad(2)	Vice President	None
Ken Brodsky(2)	Vice President	None
Kevin E. Brosmith(2)	Senior Vice President	None
Gregory L. Brown(2)	Vice President	None
Matthew G. Brown(1)	Vice President	None
Gabriel Burstein(2)	Vice President	None
Megan Byrne(2)	Assistant Vice President	None
Tracy Cairoli(2)	Assistant Vice President	None
Clare Cambria(2)	Assistant Vice President	None
Tara Carbonneau(1)	Assistant Vice President	None
Sean Carey(2)	Assistant Vice President	None
Robert Caruso(2)	Vice President	None
Thomas Caulfield(1)	Vice President	None
Herman Chan(2)	Vice President	None
Donelle Chisolm(2)	Vice President	None
Andrew Chonofsky(2)	Vice President	None
Angelanto Ciaglia(2)	Vice President	None
Nicholas Cirbo(1)	Vice President	None
John Clark(2)	Vice President	None
John Corcoran(2)	Vice President	None
Craig Colby(2)	Vice President	None
Ryan J. Coleman(1)	Vice President	None
Stephanie Colca(2)	Assistant Vice President	None
Gerald James Concepcion(2)	Vice President	None
Serina Copanas(2)	Assistant Vice President	None
Cameron Cowden(2)	Vice President	None
Neev Crane(2)	Vice President	None
Amanda Dampier(2)	Assistant Vice President	None
Edward Dane(2)	Senior Vice President	None
Damaris De Los Santos(2)	Assistant Vice President	None
Richard DeMarco(2)	Assistant Vice President	None
Michael Dennehy(2)	Vice President	None
Jeffrey Dickin(2)	Vice President	None
Steven Dombrower(2)	Vice President	None
Robert Duffey(2)	Vice President	None
Ryan Duffy(2)	Vice President	None
Robert Dunphy(2)	Vice President	None
Paul Eisenhardt(2)	Senior Vice President	None
Peter Ellman(2)	Assistant Vice President	None
Kent M. Elwell(2)	Vice President	None
Michael Eustic(2)	Vice President	None
Gregg A. Everett(2)	Vice President	None
George R. Fahey(1)	Senior Vice President	None
Jason Farrell(2)	Assistant Vice President	None
Kristie Feinberg(2)	Assistant Treasurer	None
Josean Fernandez(2)	Assistant Vice President	None
Christopher Ferrara(2)	Assistant Vice President	None
Michael Ferrer(2)	Vice President	None
Mark J. Ferro(2)	Senior Vice President	None
Nicole Filingeri(2)	Vice President	None
Eric P. Fishel(2)	Vice President	None
Wendy Fisk(1)	Assistant Vice President	None
Patrick W. Flynn(1)	Senior Vice President	None
David Ford(2)	Vice President	None
John Fortuna(2)	Vice President	None
Jayme Fowler(2)	Vice President	None
Valeri Fox(2)	Assistant Vice President	None
Jerry Fraustro(2)	Vice President	None
Victoria Frey(1)	Vice President	None
William Friebel(2)	Vice President	None
Alice Fricke(2)	Vice President	None
Arthur S. Gabinet(2)	Chief Legal Officer	Secretary and Chief Legal Officer
Kathryn T. Gallo(2)	Vice President	None
Hazem Gamal(2)	Vice President	None
Christopher Gaudio(2)	Vice President	None
Charlotte Gardner(1)	Vice President	None
Sarah Garrity(1)	Vice President	None
Nancy Girondo(2)	Assistant Vice President	None
Jill E. Glazerman(2)	Senior Vice President	None
Emily Glotzer(2)	Assistant Vice President	None
Justin A. Goldstein(2)	Assistant Vice President	None
Jack Goldin(2)	Vice President	None
Wesley Golie(1)	Vice President	None
Michael Gottesman(2)	Vice President	None
Raquel Granahan(2)	Senior Vice President	None
Steven Grise(2)	Assistant Vice President	None
Anthony Greco(2)	Assistant Vice President	None
Samuel Groban(2)	Vice President	None
Vincent Grogan(2)	Vice President	None
Eric Grossjung(2)	Vice President	None
Ellen Gutierrez(2)	Assistant Vice President	None
Michael D. Guman(2)	Vice President	None
James E. Gunter(2)	Vice President	None
LeaAnna Hartman(1)	Vice President	None
Alexander Hayes(2)	Vice President	None
John Hauryluke(2)	Assistant Vice President	None
Kevin J. Healy(2)	Vice President	None
David Van Hellemont(2)	Vice President	None
Richard Henn(2)	Vice President	None
Kenneth Henry(2)	Vice President	None
Wendy Hetson Ehrlich(2)	Vice President	None
Todd Hiller(2)	Vice President	None
Jennifer Hoelscher(1)	Assistant Vice President	None
Eric Holquist(2)	Vice President	None
Brian T. Hourihan(2)	Assistant Secretary	None
Lucienne Howell(2)	Vice President	None
Edward Hrybenko(2)	Senior Vice President	None
Brian F. Husch(2)	Vice President	None
Keith Hylind(2)	Vice President	None
Vincent Iacono(2)	Vice President	None
Christopher Ivezic(2)	Vice President	None
Michael C. Jamison(1)	Vice President	None
Nickie Jacobs(1)	Assistant Vice President	None
Shonda Rae Jaquez(2)	Vice President	None
Allyson Jarecky(2)	Vice President	None
Brian Johnson(1)	Vice President	None
Eric K. Johnson(1)	Senior Vice President	None
Sarah Joyce(2)	Assistant Vice President	None
Scott Kelley(1)	Vice President	None
Assaf Kedem (2)	Assistant Vice President	None
Brian Kiley(2)	Vice President	None
Robert K. Kinsey(2)	Vice President	None
Elena Kirova(2)	Assistant Vice President	None
Jeff Klainberg(2)	Vice President	None
Richard Klein(2)	Senior Vice President	None
Joseph Kolman(2)	Assistant Vice President	None
Eric Kristenson(2)	Vice President	None
Lamar Kunes(2)	Senior Vice President	None
Stanford Kutler(2)	Vice President	None
David T. Kuzia(1)	Vice President	None
Laura L. Lawson(2)	Vice President	None
Lisa Lamentino(2)	Vice President	None
John Laudadio(2)	Vice President	None
Daniel Lee(2)	Assistant Vice President	None
Wendy Lee(2)	Vice President	None
John Leonard(2)	Vice President	None
Brian Levitt(2)	Vice President	None
Jesse Levitt(2)	Vice President	None
Julie Libby(2)	Senior Vice President	None
Eric J. Liberman(2)	Vice President	None
Lorna Lindquist(2)	Vice President	None
Malissa Lischin(2)	Vice President	None
Terrie Liu(1)	Assistant Vice President	None
Christina Loftus(2)	Senior Vice President	None
David Lolli(2)	Assistant Vice President	None
Thomas Loncar(2)	Vice President	None
Inna London-Ikhilov(2)	Assistant Vice President	None
John Luiz(2)	Vice President	None
John Mackey(2)	Vice President	None
Peter Maddox(2)	Vice President	None
Salvatore Maia	Assistant Vice President	None
Michael Malik(2)	Vice President	None
Joseph Marich(2)	Vice President	None
Kenneth Martin(2)	Chief Compliance Officer	None
Steven C. Manns(2)	Vice President	None
Todd A. Marion(2)	Vice President	None
Anthony Mazzariello(2)	Vice President	None
Gregory Mehok(2)	Assistant Vice President	None
Derren McDaniel(1)	Vice President	None
Peter McCarthy(1)	Assistant Vice President	None
John C. McDonough(2)	Chief Executive Officer, Chairman, President & Director	None
Matthew McGee(1)	Vice President	None
Brian McGinty(1)	Vice President	None
Kent C. McGowan(2)	Vice President	None
William McNamara(2)	Vice President	None
Daniel Melehan(2)	Vice President	None
Brian F. Medina(1)	Vice President	None
Toller Miller(1)	Vice President	None
Peter Mintzberg(2)	Senior Vice President	None
Clint Modler(1)	Vice President	None
Ella Monakova(2)	Vice President	None
Rian Morrissey(1)	Vice President	None
Robert Moser(2)	Vice President	None
James Mugno(2)	Vice President	None
Matthew Mulcahy(2)	Assistant Vice President	None
Wendy Jean Murray(2)	Vice President	None
Keith Myers(1)	Assistant Vice President	None
Christina Nasta(2)	Senior Vice President	None
Dana B. Newblatt(2)	Assistant Vice President	None
Kevin P. Neznek(2)	Senior Vice President	None
Nichola Noriega(2)	Vice President	None
Peter Novak(2)	Senior Vice President	None
Timothy O’Connell(2)	Vice President	None
James B. O’Connell(2)	Assistant Vice President	None
Patricia O’Connor(2)	Assistant Vice President	None
Tony Oh(1)	Treasurer	None
Brenna O’Regan(2)	Assistant Vice President	None
Leonard Oremland(2)	Senior Vice President	None
Steven Paddon(2)	Senior Vice President	None
Alan Panzer(2)	Vice President	None
Andrew Park(1)	Vice President	None
Andrea Pash(2)	Assistant Vice President	None
Maria Paster(2)	Assistant Vice President	None
Ashley Patten(1)	Vice President	None
Brian C. Perkes(2)	Vice President	None
Charles K. Pettit(2)	Vice President	None
David Pfeffer(2)	Director & Chief Financial Officer	None
Andrew Phillips(1)	Assistant Vice President	None
Piers A. Platt(2)	Vice President	None
Scott Porter(2)	Assistant Vice President	None
Chad W. Potter(3)	Assistant Vice President	None
Stacy Pottinger(2)	Assistant Vice President	None
Rachel Powers(1)	Vice President	None
Nicole Pretzel Holahan(2)	Vice President	None
Michael E. Quinn(2)	Vice President	None
Minnie Ra(2)	Vice President	None
Richard E. Rath(2)	Vice President	None
William J. Raynor(2)	Vice President	None
James Robinson(1)	Vice President	None
Ian M. Roche(2)	Vice President	None
Jason Roche(2)	Assistant Vice President	None
Adam Rochlin(2)	Senior Vice President	None
Michael Rock(2)	Vice President	None
Rachel Rodgers(2)	Assistant Vice President	None
Philip Rolleri(2)	Assistant Vice President	None
Megan P. Rosenblum(2)	Vice President	None
Thomas Sabow(2)	Vice President	None
Gary Salerno(2)	Vice President	None
Catherine Sanders(2)	Assistant Vice President	None
Brian Sateja(2)	Assistant Vice President	None
Christopher Saul(2)	Assistant Vice President	None
John Saunders(2)	Senior Vice President	None
Kurt Savallo(2)	Assistant Vice President	None
Joshua Scher(2)	Assistant Vice President	None
Alex Schardt(2)	Vice President	None
Joshua Scher(2)	Assistant Vice President	None
Pamela Schiess(2)	Assistant Vice President	None
Thomas Schmitt(2)	Vice President	None
William Schories(2)	Vice President	None
Ryan Sekimoto(3)	Vice President	None
Jennifer Sexton(2)	Senior Vice President	Vice President and Chief Business Officer
Jeffrey Sharon(2)	Vice President	None
James B. Shields(1)	Assistant Vice President	None
Eric M. Schranck(1)	Assistant Vice President	None
Erin Simpson(2)	Assistant Vice President	None
Christopher M. Spencer(2)	Vice President	None
John A. Spensley(2)	Vice President	None
Kirti Srikant(2)	Vice President	None
Michael Staples(2)	Vice President	None
Alfred St. John(2)	Vice President	None
Bryan Stein(2)	Vice President	None
Joseph Stellato(2)	Assistant Vice President	None
Benjamin Stewart(2)	Senior Vice President	None
Matthew C. Straut(2)	Senior Vice President	None
Brian C. Summe(2)	Vice President	None
Michael Sussman(2)	Vice President	None
George T. Sweeney(2)	Senior Vice President	None
Adam L. Tabor(2)	Vice President	None
Leo Tallon(2)	Vice President	None
Sachin Tandon(2)	Vice President	None
Brian Taylor(2)	Vice President	None
James Taylor(2)	Vice President	None
Paul Temple(2)	Vice President	None
Saul Tessler(2)	Assistant Vice President	None
Christopher Thabet(2)	Assistant Vice President	None
David G. Thomas(2)	Vice President	None
John Thorpe(1)	Vice President	None
Jay S. Therrien(2)	Assistant Vice President	None
Stephen D. Tisdalle(2)	Senior Vice President	None
Luz Touma(2)	Vice President	None
Catherine Tulley(1)	Assistant Vice President	None
Wesley Vance(2)	Vice President	None
Vincent Vermette(2)	Vice President	None
Alyse Vishnick(2)	Assistant Vice President	None
Melissa Wade(1)	Assistant Vice President	None
Kenneth Waddell(2)	Vice President	None
Eliot Walsh(2)	Assistant Vice President	None
Richard Walsh(2)	Vice President	None
Teresa Ward(2)	Vice President	None
Jerry Webman(2)	Senior Vice President	None
Janeanne Weickum(1)	Vice President	None
Michael J. Weigner(2)	Vice President	None
Kim Weinrick(2)	Vice President	None
Donn S. Weise(2)	Vice President	None
Chris G. Werner(2)	Vice President	None
Jason Widener(2)	Vice President	None
Ryan C. Wilde(1)	Vice President	None
Tim Wilkinson(1)	Vice President	None
Martha B. Willis(2)	Director & Executive Vice President	None
Thomas Winnick(2)	Vice President	None
Patrick Wisneski(1)	Vice President	None
Meredith Wolff(2)	Vice President	None
Kevin Woodson(1)	Assistant Vice President	None
Cary Patrick Wozniak(2)	Vice President	None
Alexander Young(2)	Vice President	None
David Zicchinella(2)	Assistant Vice President	None
Steven Zito(1)	Vice President	None

(1)6803 South Tucson Way, Centennial, CO 80112-3924

(2) 225 Liberty Street, 11th Floor, New York, NY 10281-1008

(3) 2100 McKinney Avenue, Suite 1401, Dallas, TX 75201

(c)	Not applicable.

Item 33. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of OFI Global Asset Management, Inc., OppenheimerFunds, Inc. and Shareholder Services, Inc., as applicable, at each entity’s offices at 6803 South Tucson Way, Centennial, Colorado 80112-3924.

Certain other accounts, books and other documents related to Oppenheimer Global Multi-Alternatives Fund/VA and the Manager are in the possession of OppenheimerFunds Distributor, Inc. located at 225 Liberty St., New York, NY 10281 and Brown Brothers Harriman located at 6801 South Tucson Way, Centennial, Colorado 80112-3924.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

The financial statements of Oppenheimer Global Strategic Income Fund/VA (Cayman) Ltd., the wholly-owned subsidiary of Oppenheimer Global Strategic Income Fund/VA, will be updated each time the financial statements of Oppenheimer Global Strategic Income Fund/VA are updated.

The financial statements of Oppenheimer Diversified Alternatives Fund/VA (Cayman) Ltd., the wholly-owned subsidiary of Oppenheimer Global Multi-Alternatives Fund/VA, will be updated each time the financial statements of Oppenheimer Global Multi-Alternatives Fund/VA are updated.

The books and records of each of the wholly-owned subsidiaries listed above will be made available to inspection to the same extent as those of the Funds'.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 28th day of April 2015.

Oppenheimer Variable Account Funds

By:	Arthur P. Steinmetz*
Arthur P. Steinmetz President and
Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures	Title	Date

Sam Freedman*	Chairman of the	April 28, 2015
Sam Freedman	Board of Trustees

Arthur P. Steinmetz*	President and	April 28, 2015
Arthur P. Steinmetz	Principal Executive Officer

William F. Glavin, Jr.*	Trustee	April 28, 2015
William F. Glavin, Jr.

Brian W. Wixted*	Treasurer, Principal	April 28, 2015
Brian W. Wixted	Financial & Accounting Officer

Jon S. Fossel*	Trustee	April 28, 2015
Jon S. Fossel

Richard F. Grabish*	Trustee	April 28, 2015
Richard F. Grabish

Beverly L. Hamilton*	Trustee	April 28, 2015
Beverly L. Hamilton

Victoria J. Herget*	Trustee	April 28, 2015
Victoria J. Herget

Robert J. Malone*	Trustee	April 28, 2015
Robert J. Malone

F. William Marshall, Jr.*	Trustee	April 28, 2015
F. William Marshall, Jr.

Karen L. Stuckey*	Trustee	April 28, 2015
Karen L. Stuckey

James D. Vaughn*	Trustee	April 28, 2015
James D. Vaughn

*By:	/s/ Mitchell J. Lindauer
Mitchell J. Lindauer, Attorney-in-Fact

OPPENHEIMER VARIABLE ACCOUNT FUNDS

Post-Effective Amendment No. 76

Registration No. 2-93177

EXHIBIT INDEX

Exhibit No. Description

28(a)(ii)	Schedule A to Agreement and Declaration of Trust

28(j)	Independent Registered Public Accounting Firm’s Consents